       FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 9,2014

                          Registration No. 333-184890

                     Investment Company Act No. 811-07325

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM N-4

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                      PRE-EFFECTIVE AMENDMENT NO.    [_]
                      POST-EFFECTIVE AMENDMENT NO. 4 [X]

                                      and

                            REGISTRATION STATEMENT
                                     UNDER
                      THE INVESTMENT COMPANY ACT OF 1940

                             AMENDMENT NO. 144 [X]

             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                          (Exact Name of Registrant)

                         PRUCO LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 802-7333
   (Address and telephone number of depositor's principal executive offices)

                             J. MICHAEL LOW, ESQ.
                               Low & Cohen, PLLC
                       2999 North 44th Street, Suite 550
                            Phoenix, Arizona 85018
                                (602) 648-4040
           (Name, address and telephone number of agent for service)

                                  COPIES TO:

                               WILLIAM J. EVERS
                                VICE PRESIDENT
                         PRUCO LIFE INSURANCE COMPANY
                             213 WASHINGTON STREET
                             NEWARK, NJ 07102-2992
                                (973) 802-3716

          Approximate Date of Proposed Sale to the Public: Continuous

                               -----------------

It is proposed that this filing become effective: (check appropriate space)

[_] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on April 28, 2014 pursuant to paragraph (b) of Rule 485

[_] 60 days after filing pursuant to paragraph (a)(i) of Rule 485

[_] on ______ pursuant to paragraph (a)(i) of Rule 485

[_] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485

[_] on ______ pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     TITLE OF SECURITIES BEING REGISTERED:

              INTEREST IN INDIVIDUAL VARIABLE ANNUITY CONTRACTS.

================================================================================

                                                   PRUCO LIFE INSURANCE COMPANY
                                                 A Prudential Financial Company
                                        751 Broad Street, Newark, NJ 07102-3777

 PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY

 Flexible Premium Deferred Annuity Offering Highest Daily Lifetime(R) Income v3.0 Optional Living Benefits

 PROSPECTUS: APRIL 28, 2014


 This prospectus describes a flexible premium deferred annuity contract ("Annuity") offered by Pruco Life Insurance Company ("Pruco Life", "we", "our", or "us"). The Annuity has features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. The annuity or certain of its investment options and/or features may not be available in all states. Financial Professionals may be compensated for the sale of the Annuity. Selling broker-dealer firms through which the Annuity is sold may decline to recommend to their customers certain of the optional features and Investment Options offered generally under the Annuity or may impose restrictions (e.g., a lower maximum issue age and/or optional living benefits). Please speak to your Financial Professional for further details. The guarantees provided by the variable annuity contract and the optional living benefits are the obligations of and subject to the claims paying ability of Pruco Life. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. To make this Prospectus easier to read, we sometimes use different labels than are used in the Annuity. Although we use different labels, they have the same meaning in this Prospectus as in the Annuity. For more details, see "Optional Living Benefits" later in this prospectus.

 THE SUB-ACCOUNTS

 The Pruco Life Flexible Premium Variable Annuity Account is a Separate Account of Pruco Life, and is the investment vehicle in which your Purchase Payments invested in the Sub-accounts are held. Each Sub-account of the Pruco Life Flexible Premium Variable Annuity Account invests in an underlying mutual fund
 - see the following page for a complete list of the Sub-accounts. Currently, Portfolios of Advanced Series Trust are being offered. Certain Sub-accounts are not available if you participate in an optional living benefit - see "Limitations With Optional Living Benefits" later in this prospectus for details.


 PLEASE READ THIS PROSPECTUS
 This prospectus sets forth information about the Annuity that you should to know before investing. Please read this prospectus and keep it for future reference. If you are purchasing the Annuity as a replacement for an existing variable annuity or variable life policy, or a fixed insurance policy, you should consider any surrender or penalty charges you may incur and any benefits you may also be forfeiting when replacing your existing coverage and that this Annuity is subject to a Contingent Deferred Sales Charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the Annuity's liquidity features will satisfy that need. Please note that if you are investing in this Annuity through a tax-advantaged retirement plan (such as an Individual Retirement Account or 401(k) plan), you will get no additional tax advantage through the Annuity itself.

 OTHER CONTRACTS
 We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from the annuity contracts offered by this prospectus. Not every annuity contract we issue is offered through every selling broker-dealer firm. Upon request, your Financial Professional can show you information regarding other Pruco Life annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the Pruco Life annuity contracts. You should work with your Financial Professional to decide whether this annuity contract is appropriate for you based on a thorough analysis of your particular needs, financial objectives, investment goals, time horizons and risk tolerance.

 AVAILABLE INFORMATION

 We have also filed a Statement of Additional Information dated the same date as this prospectus that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus - see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the U.S. Securities and Exchange Commission (SEC) regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see "How To Contact Us" later in this prospectus for our Service Office address.

 In compliance with U.S. law, Pruco Life delivers this prospectus to current contract owners that reside outside of the United States.


 This Annuity is NOT a deposit or obligation of, or issued, guaranteed or endorsed by, any bank, is NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.

--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS
 AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE/ SM/ OR (R) SYMBOLS.
--------------------------------------------------------------------------------
      FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT
                          www.prudentialannuities.com


   Prospectus Dated: April
   28, 2014 (For Annuities   Statement of Additional Information Dated: April
   issued on or after                                               28, 2014
   February 10, 2014)                                  (For Annuities issued
                                                        on or after February
                                                                   10, 2014)


  PLEASE SEE OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE STATEMENTS ATTACHED TO

             THE BACK COVER OF THIS PROSPECTUS.                          660329

                          VARIABLE INVESTMENT OPTIONS

 Advanced Series Trust
   AST Academic Strategies Asset Allocation Portfolio /1/
   AST Advanced Strategies Portfolio /1/
   AST AQR Emerging Markets Equity Portfolio
   AST AQR Large-Cap Portfolio
   AST Balanced Asset Allocation Portfolio /1/
   AST BlackRock Global Strategies Portfolio /1/
   AST BlackRock iShares ETF Portfolio /1/
   AST Capital Growth Asset Allocation Portfolio /1/
   AST ClearBridge Dividend Growth Portfolio
   AST Cohen & Steers Realty Portfolio
   AST Defensive Asset Allocation Portfolio /1/
   AST Federated Aggressive Growth Portfolio
   AST FI Pyramis(R) Asset Allocation Portfolio /1/
   AST FI Pyramis(R) Quantitative Portfolio /1/
   AST Franklin Templeton Founding Funds Plus Portfolio /1/
   AST Global Real Estate Portfolio
   AST Goldman Sachs Large-Cap Value Portfolio
   AST Goldman Sachs Mid-Cap Growth Portfolio
   AST Goldman Sachs Multi-Asset Portfolio /1/
   AST Goldman Sachs Small-Cap Value Portfolio
   AST Herndon Large-Cap Value Portfolio
   AST High Yield Portfolio
   AST International Growth Portfolio
   AST International Value Portfolio
   AST Investment Grade Bond Portfolio /2/
   AST J.P. Morgan Global Thematic Portfolio /1/
   AST J.P. Morgan International Equity Portfolio
   AST J.P. Morgan Strategic Opportunities Portfolio /1/
   AST Jennison Large-Cap Growth Portfolio
   AST Jennison Large-Cap Value Portfolio
   AST Large-Cap Value Portfolio
   AST Loomis Sayles Large-Cap Growth Portfolio
   AST Lord Abbett Core Fixed Income Portfolio
   AST MFS Global Equity Portfolio
   AST MFS Growth Portfolio
   AST MFS Large-Cap Value Portfolio
   AST Mid-Cap Value Portfolio
   AST Money Market Portfolio
   AST Neuberger Berman Core Bond Portfolio
   AST Neuberger Berman Mid-Cap Growth Portfolio
   AST Neuberger Berman/LSV Mid-Cap Value Portfolio
   AST New Discovery Asset Allocation Portfolio /1/
   AST Parametric Emerging Markets Equity Portfolio
   AST PIMCO Limited Maturity Bond Portfolio
   AST PIMCO Total Return Bond Portfolio
   AST Preservation Asset Allocation Portfolio /1/
   AST Prudential Core Bond Portfolio
   AST Prudential Growth Allocation Portfolio /1/
   AST QMA Emerging Markets Equity Portfolio
   AST QMA Large-Cap Portfolio
   AST QMA US Equity Alpha Portfolio
   AST RCM World Trends Portfolio /1/
   AST Schroders Global Tactical Portfolio /1/
   AST Schroders Multi-Asset World Strategies Portfolio /1/
   AST Small-Cap Growth Portfolio
   AST Small-Cap Value Portfolio
   AST T. Rowe Price Asset Allocation Portfolio /1/
   AST T. Rowe Price Equity Income Portfolio
   AST T. Rowe Price Growth Opportunities Portfolio /1/
   AST T. Rowe Price Large-Cap Growth Portfolio
   AST T. Rowe Price Natural Resources Portfolio
   AST Templeton Global Bond Portfolio
   AST Wellington Management Hedged Equity Portfolio /1/
   AST Western Asset Core Plus Bond Portfolio
   AST Western Asset Emerging Markets Debt Portfolio

   (1) These are the only variable investment options available to you if you select one of the optional living benefits.
   (2) The AST Investment Grade Bond variable investment option is not available for allocation of Purchase Payments or contract owner transfers.

                                   CONTENTS


GLOSSARY OF TERMS..........................................................  1

SUMMARY OF CONTRACT FEES AND CHARGES.......................................  3

EXPENSE EXAMPLES...........................................................  9

SUMMARY.................................................................... 10

INVESTMENT OPTIONS......................................................... 12

  VARIABLE INVESTMENT OPTIONS.............................................. 12
  LIMITATIONS WITH OPTIONAL LIVING BENEFITS................................ 19
  MARKET VALUE ADJUSTMENT OPTION........................................... 19
  GUARANTEE PERIOD TERMINATION............................................. 19
  RATES FOR DCA MVA OPTIONS................................................ 19
  MARKET VALUE ADJUSTMENT.................................................. 20

FEES, CHARGES AND DEDUCTIONS............................................... 21

  ANNUITY PAYMENT OPTION CHARGES........................................... 25
  EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES................................ 25

PURCHASING YOUR ANNUITY.................................................... 26

  REQUIREMENTS FOR PURCHASING THE ANNUITY.................................. 26
  DESIGNATION OF OWNER, ANNUITANT AND BENEFICIARY.......................... 27
  RIGHT TO CANCEL.......................................................... 28
  SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT.......................... 28
  SALARY REDUCTION PROGRAMS................................................ 28

MANAGING YOUR ANNUITY...................................................... 29

  CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS.................. 29

MANAGING YOUR ACCOUNT VALUE................................................ 31

  DOLLAR COST AVERAGING PROGRAMS........................................... 31
  6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM.............................. 31
  AUTOMATIC REBALANCING PROGRAMS........................................... 32
  FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS.... 32
  RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS..................... 33

ACCESS TO ACCOUNT VALUE.................................................... 35

  TYPES OF DISTRIBUTIONS AVAILABLE TO YOU.................................. 35
  TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITIES.......... 35
  FREE WITHDRAWAL AMOUNTS.................................................. 35
  SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD.... 36
  SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL
   REVENUE CODE............................................................ 37
  REQUIRED MINIMUM DISTRIBUTIONS........................................... 37

SURRENDERS................................................................. 39

  SURRENDER VALUE.......................................................... 39
  MEDICALLY-RELATED SURRENDERS............................................. 39

ANNUITY OPTIONS............................................................ 40

OPTIONAL LIVING BENEFITS................................................... 42

  HIGHEST DAILY LIFETIME INCOME v3.0 BENEFIT............................... 45
  SPOUSAL HIGHEST DAILY LIFETIME INCOME v3.0 BENEFIT....................... 57

DEATH BENEFIT.............................................................. 67

  TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT................................ 67
  EXCEPTIONS TO AMOUNT OF DEATH BENEFIT.................................... 67
  DEATH BENEFIT AMOUNT..................................................... 67
  SPOUSAL CONTINUATION OF ANNUITY.......................................... 68
  PAYMENT OF DEATH BENEFIT................................................. 69
  BENEFICIARY CONTINUATION OPTION.......................................... 69


                                      (i)

VALUING YOUR INVESTMENT....................................................  71

  VALUING THE SUB-ACCOUNTS.................................................  71
  PROCESSING AND VALUING TRANSACTIONS......................................  71

TAX CONSIDERATIONS.........................................................  73

  NONQUALIFIED ANNUITY CONTRACTS...........................................  73
  QUALIFIED ANNUITY CONTRACTS..............................................  76

OTHER INFORMATION..........................................................  82

  PRUCO LIFE AND THE SEPARATE ACCOUNT......................................  82
  LEGAL STRUCTURE OF THE UNDERLYING PORTFOLIOS.............................  84
  DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE..........................  85
  FINANCIAL STATEMENTS.....................................................  87
  INDEMNIFICATION..........................................................  87
  LEGAL PROCEEDINGS........................................................  87
  CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION......................  89

HOW TO CONTACT US..........................................................  90

APPENDIX A - ACCUMULATION UNIT VALUES...................................... A-1

APPENDIX B - FORMULA FOR HIGHEST DAILY LIFETIME INCOME v3.0 SUITE OF
  OPTIONAL LIVING BENEFITS................................................. B-1

APPENDIX C - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN
  STATES................................................................... C-1

APPENDIX D - MVA FORMULA................................................... D-1

APPENDIX E - HYPOTHETICAL EXAMPLES OF OPERATION OF PREMIUM BASED CHARGE
  AND CONTINGENT DEFERRED SALES CHARGE..................................... E-1


                                     (ii)

                               GLOSSARY OF TERMS

 We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.

 Account Value: The total value of all allocations to the Sub-accounts, the Secure Value Account and the DCA MVA Options on any Valuation Day. The Account Value is determined separately for each Sub-account, the Secure Value Account and for each DCA MVA Option, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each DCA MVA Option will be calculated using any applicable MVA.

 Accumulation Period: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.

 Annual Income Amount: The annual amount of income you are eligible for life under the optional living benefits.

 Annuitant: The natural person upon whose life annuity payments payable to the Owner are based.

 Annuitization: Annuitization is the process by which you "annuitize" your Unadjusted Account Value. When you annuitize, we apply the Unadjusted Account Value to one of the available annuity options to begin making periodic payments to the Owner.

 Annuity Date: The date on which we apply your Unadjusted Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the "Latest Annuity Date."

 Annuity Year: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.

 Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of the Annuity.

 Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

 Contingent Deferred Sales Charge ("CDSC"): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a "contingent" charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The charge is a percentage of each applicable Purchase Payment that is being surrendered or withdrawn.

 Dollar Cost Averaging ("DCA") MVA Option: An Investment Option that offers a fixed rate of interest for a specified period. The DCA MVA Option is used only with our 6 or 12 Month Dollar Cost Averaging Program, under which the Purchase Payments that you have allocated to that DCA MVA Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. Withdrawals or transfers from the DCA MVA Option generally will be subject to a Market Value Adjustment if made other than pursuant to the 6 or 12 Month DCA Program.

 Due Proof of Death: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds; and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Excess Income: All or a portion of a Lifetime Withdrawal that exceeds the Annual Income Amount for that Annuity year. Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future years.

 Free Look: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. The length of this time period, and the amount of refund, depends on applicable law and thus may vary by state. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA. In your Annuity contract, your Free Look right is referred to as your "Right to Cancel."

 Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or
 (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.

 Guarantee Period: The period of time during which we credit a fixed rate of interest to a DCA MVA Option.

 Investment Option: A Sub-account or DCA MVA Option available as of any given time to which Account Value may be allocated.

 Issue Date: The effective date of your Annuity.

 Key Life: Under the Beneficiary Continuation Option, the person whose life expectancy is used to determine the required distributions.

 Lifetime Withdrawals: Amounts withdrawn under the optional living benefits that provide the Annual Income Amount each year until the death of the Annuitant (or the death of two spouses, if a spousal benefit is elected), regardless of the performance of your Unadjusted Account Value subject to our rules regarding the timing and amount of withdrawals.

 Market Value Adjustment ("MVA"): A positive or negative adjustment used to determine the Account Value of a DCA MVA Option.

 Owner: The Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity.


 Payout Period: The period starting on the Annuity Date and during which annuity payments are made.


 Permitted Sub-accounts: The sub-accounts, as determined by us, to which you can allocate amounts if you elected an optional living benefit.


 Portfolio: An underlying mutual fund in which a Sub-Account of the Separate Account invests.


 Protected Withdrawal Value: The amount to which the Withdrawal Percentage is applied to determine your Annual Income Amount, which initially equals your Unadjusted Account Value. The Protected Withdrawal Value is also used to determine your benefit fee. It is separate from your Account Value and not available as cash or a lump sum withdrawal.

 Premium Based Charge: A charge that is deducted on each Quarterly Annuity Anniversary from your Account Value, during the first seven years after each Purchase Payment is made.

 Purchase Payment: A cash consideration (a "premium") in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.

 Quarterly Annuity Anniversary: Each successive three-month anniversary of the Issue Date of the Annuity.

 Roll-Up Rate: The guaranteed compounded rate of return credited to your Protected Withdrawal Value until the earlier of your first Lifetime Withdrawal and the 10th benefit anniversary. The Roll-Up Rate is set when you elect the benefit and will not change.


 Secure Value Account: The fixed account to which we allocate 10% of your initial Purchase Payments and 10% of any subsequent Purchase Payments if you have elected an optional living benefit. The Secure Value Account earns interest at a rate we declare no more frequently than annually, is supported by assets held in our general account and is subject to our claims paying ability.

 Separate Account: Refers to the Pruco Life Flexible Premium Variable Annuity Account, which holds assets associated with annuities issued by Pruco Life Insurance Company. Separate Account assets held in support of the annuities are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct.

 Service Office: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address. Please see "How to Contact Us" later in this prospectus for the Service Office address.


 Sub-Account: A division of the Separate Account.

 Surrender Value: The Account Value (which includes the effect of any MVA) less any applicable CDSC, any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional living benefits provided by rider or endorsement, and any Annual Maintenance Fee.

 Unadjusted Account Value: The Unadjusted Account Value is equal to the Account Value prior to the application of any MVA.

 Unit: A share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.

 Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

 We, Us, Our: Pruco Life Insurance Company.

 Withdrawal Percentage: The percentage applied to your Protected Withdrawal Value to determine your Annual Income Amount. The applicable Withdrawal Percentage will depend on the age at which you take your first Lifetime Withdrawal. The applicable Withdrawal Percentages are set when you first elect the benefit and will not change.

 You, Your: The Owner(s) shown in the Annuity.

                     SUMMARY OF CONTRACT FEES AND CHARGES

 The following tables describe the fees and expenses you will pay when buying, owning and surrendering the Annuity. Each of these fees and expenses is more fully described in "Fees, Charges and Deductions" later in this prospectus.

 The first table describes fees and expenses that you will pay at the time you surrender an Annuity, take certain partial withdrawals or transfer Account Value between Investment Options. State premium taxes also may be deducted.

                                      -------------------------------------
                                       ANNUITY OWNER TRANSACTION EXPENSES
                                      -------------------------------------

 CONTINGENT DEFERRED SALES CHARGE ("CDSC") /1/:

      Total Purchase Payment Amount                               Age of Purchase Payment Being Withdrawn
                                            -----------------------------------------------------------------------------------
                                                       1 Year or 2 Years or 3 Years or 4 Years or 5 Years or 6 Years or
                                                       more, but more, but  more, but  more, but  more, but  more, but
                                            Less than  less than less than  less than  less than  less than  less than  7 Years
                                             1 Year     2 Years   3 Years    4 Years    5 Years    6 Years    7 Years   or more
-                                           -----------------------------------------------------------------------------------
Less than $50,000                               5%         5%        4%         4%         3%         3%         2%        0%
-------------------------------------------------------------------------------------------------------------------------------
$50,000 or more, but less than $100,000         5%         4%        4%         3%         3%         2%         2%        0%
-------------------------------------------------------------------------------------------------------------------------------
$100,000 or more, but less than $250,000        4%         3%        3%         2%         2%         2%         1%        0%
-------------------------------------------------------------------------------------------------------------------------------
$250,000 or more, but less than $500,000        3%         2%        2%         2%         1%         1%         1%        0%
-------------------------------------------------------------------------------------------------------------------------------
$500,000 or more, but less than $1,000,000      2%         2%        2%         1%         1%         1%         1%        0%
-------------------------------------------------------------------------------------------------------------------------------
$1,000,000 or more                              2%         2%        1%         1%         1%         1%         1%        0%
-------------------------------------------------------------------------------------------------------------------------------

Transfer Fee /2/:                              $10
-------------------------------------------------------------------------------------------------------------------------------

Tax Charge /3/:                             0% to 3.5%
-------------------------------------------------------------------------------------------------------------------------------

 1 The different tiers of CDSC, separated by "breakpoints", are shown in the table above. If a portion of a Purchase Payment results in total Purchase Payments crossing into a new Purchase Payment tier (as set forth in the table above), then the entire Purchase Payment will be subject to the CDSC applicable to that tier. Once a Purchase Payment is assigned to a particular tier for purposes of the CDSC, the CDSC schedule for that specific Purchase Payment will not change for the remainder of that CDSC period. Please see Appendix E for examples of the operation of the CDSC.
 2 Currently, we deduct the transfer fee after the 20/th/ transfer each Annuity Year. Transfers in connection with one of our systematic programs (such as rebalancing or the formula used with the optional living benefits) and transfers we make to or from the Secure Value Account due to the election or termination of an optional living benefit do not count toward the 20 transfers in an Annuity Year.
 3 Currently, we deduct the tax charge only upon Annuitization and only in certain states - we will give you further details in the "maturity package" that we will send you prior to Annuitization. We reserve the right to deduct the tax charge upon any of the following events: the time the Purchase Payment is allocated to the Annuity, upon a full surrender of the Annuity, or upon Annuitization.


 The following tables describe the periodic fees and charges you will pay when you own the Annuity, not including the underlying Portfolio fees and expenses.


                                      ----------------------------
                                       PERIODIC FEES AND CHARGES
                                      ----------------------------
 Annual Maintenance Fee /4/: Lesser of $50 and 2% of Unadjusted Account Value

 Premium Based Charge /5,6/:

                                            Premium Based     Annual Equivalent
                                          Charge Percentage   of Premium Based
 Total Purchase Payment Amount           (deducted quarterly) Charge Percentage
 ------------------------------------------------------------------------------
 Less than $50,000                              0.1750%             0.70%
 ------------------------------------------------------------------------------
 $50,000 or more, but less than $100,000        0.1500%             0.60%
 ------------------------------------------------------------------------------
 $100,000 or more, but less than                0.1250%             0.50%
 $250,000
 ------------------------------------------------------------------------------
 $250,000 or more, but less than                0.0875%             0.35%
 $500,000
 ------------------------------------------------------------------------------
 $500,000 or more, but less than                0.0625%             0.25%
 $1,000,000
 ------------------------------------------------------------------------------
 $1,000,000 or more                             0.0375%             0.15%
 ------------------------------------------------------------------------------

            -----------------------------------------------------------------------
                    ANNUALIZED INSURANCE FEES AND CHARGES

            (assessed daily as a percentage of the net assets of the Sub-accounts)
            -----------------------------------------------------------------------
            Mortality & Expense Risk Charge                          0.70%
            -----------------------------------------------------------------------
            Administration Charge                                    0.15%
            -----------------------------------------------------------------------
            Total Annualized Insurance Fees and Charges /7/          0.85%
            -----------------------------------------------------------------------

 4 Assessed annually on the Annuity Anniversary Date or upon surrender of the Annuity. Only applicable if the sum of the Purchase Payments at the time the fee is due is less than $50,000. For Beneficiaries continuing the Annuity under the Beneficiary Continuation Option, the fee is the lesser of $30 and 2% of the Unadjusted Account Value and only applies if the Unadjusted Account Value is less than $25,000 at the time the fee is due.
 5 The Premium Based Charge applicable to a Purchase Payment is determined by multiplying (1) the amount of that Purchase Payment by (2) its associated Premium Based Charge percentage, as shown in the table above. Each Purchase Payment is subject to a Premium Based Charge for a 7 year period following the date the Purchase Payment is allocated to the Annuity. The Premium Based Charge for each Purchase Payment is determined when it is allocated to the Annuity (except for those Purchase Payments that are allocated to the Annuity prior to the first Quarterly Annuity Anniversary) based on the total of all Purchase Payments received to date. For Purchase Payments allocated to the Annuity before the first Quarterly Annuity Anniversary, the Premium Based Charge for each Purchase Payment is based on the total of all such Purchase Payments received up to and including the Valuation Day before the first Quarterly Annuity Anniversary. Please see the "Fees and Charges" section for details and Appendix E for examples of the operation of the Premium Based Charge. "Quarterly Annuity Anniversary" refers to each successive three-month anniversary of the Issue Date of the Annuity.
 6 The different tiers of Premium Based Charges separated by "breakpoints", are shown in the table above. If a portion of a Purchase Payment results in total Purchase Payments crossing into a new Purchase Payment tier (as set forth in the table above), then the entire Purchase Payment will be subject to the Premium Based Charge applicable to that tier. With respect to those Purchase Payments allocated to the Annuity prior to the first Quarterly Annuity Anniversary, the Premium Based Charge percentage applicable to each of those Purchase Payments is based on the total of all such Purchase Payments (that is, we total all the Purchase Payments received before the first Quarterly Annuity Anniversary to determine the Premium Based Charge that applies to each). Purchase Payments received on or after the first Quarterly Annuity Anniversary that result in breakpoints being reached will result in lower charge percentages for only such Purchase Payments and those that follow. Once a Premium Based Charge percentage is established for any Purchase Payment, such percentage is fixed and will not be reduced even if additional Purchase Payments are made or partial withdrawals are taken. Please see Appendix E for examples of the operation of the Premium Based Charge.
 7 The Insurance Charge is the combination of Mortality & Expense Risk Charge and the Administration Charge. For Beneficiaries who elect the Beneficiary Continuation Option, the Mortality and Expense and Administration Charges do not apply. However, a Settlement Service Charge equal to 1.00% is assessed as a percentage of the daily net assets of the Sub-accounts as an annual charge.

 The following table sets forth the charges we deduct for each optional living benefit under the Annuity. These fees would be in addition to the transaction fees and charges and periodic fees and charges described in the tables above.

                     OPTIONAL LIVING BENEFITS
    (Charge for each benefit is assessed against the greater of      ANNUALIZED
     Unadjusted Account Value and Protected Withdrawal Value)        CHARGE/ 8/
--------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME INCOME V3.0

Maximum/ 9/:                                                           2.00%
Current:                                                               1.00%
--------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME INCOME V3.0

Maximum/ 9/:                                                           2.00%
Current:                                                               1.10%
--------------------------------------------------------------------------------

 8 The charge for each of the optional living benefits is assessed against the greater of Unadjusted Account Value and Protected Withdrawal Value. The Protected Withdrawal Value is described in the "Optional Living Benefits" section of this prospectus.
 9 We reserve the right to increase the charge to the maximum charge indicated upon any "step-up" under the benefit. Also, if you decide to elect or re-add a benefit after your Annuity has been issued, the charge for the benefit under your Annuity will equal the current charge for then new Annuity owners up to the maximum indicated.


 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying Portfolio before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.



                                                                    MINIMUM  MAXIMUM
-------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses (expenses that are        0.59%    1.60%
deducted from Portfolio assets, including management fees,
distribution and/or service fees (12b-1 fees), and other expenses)
-------------------------------------------------------------------------------------



 The following are the total annual expenses for each underlying Portfolio. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco

 Life with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current summary prospectuses, prospectuses and Statement of Additional Information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.



--------------------------------------------------------------------------------------------------------------------------------

                                        UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                            (as a percentage of the average net assets of the underlying Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
                                                           For the year ended December 31, 2013
                          ------------------------------------------------------------------------------------------------------
         FUNDS                                                                                  Total
                                                                       Broker Fees  Acquired   Annual                 Net Annual
                                                            Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                          Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
Advanced Series Trust
 AST Academic Strategies
  Asset Allocation
  Portfolio                 0.70%     0.03%      0.04%        0.07%       0.02%       0.64%     1.50%       0.00%       1.50%
 AST Advanced Strategies
  Portfolio/ 1/             0.80%     0.03%      0.10%        0.00%       0.00%       0.05%     0.98%      -0.01%       0.97%
 AST AQR Emerging
  Markets Equity
  Portfolio                 1.09%     0.21%      0.10%        0.00%       0.00%       0.00%     1.40%       0.00%       1.40%
 AST AQR Large-Cap
  Portfolio/ 2/             0.72%     0.01%      0.10%        0.00%       0.00%       0.00%     0.83%      -0.17%       0.66%
 AST Balanced Asset
  Allocation Portfolio      0.15%     0.01%      0.00%        0.00%       0.00%       0.81%     0.97%       0.00%       0.97%
 AST Blackrock Global
  Strategies Portfolio      0.97%     0.03%      0.10%        0.00%       0.00%       0.02%     1.12%       0.00%       1.12%
 AST Blackrock iShares
  ETF Portfolio/ 3/         0.89%     0.26%      0.10%        0.00%       0.00%       0.18%     1.43%      -0.41%       1.02%
 AST Capital Growth
  Asset Allocation
  Portfolio                 0.15%     0.01%      0.00%        0.00%       0.00%       0.84%     1.00%       0.00%       1.00%
 AST ClearBridge
  Dividend Growth
  Portfolio/ 4/             0.82%     0.02%      0.10%        0.00%       0.00%       0.00%     0.94%      -0.11%       0.83%
 AST Cohen & Steers
  Realty Portfolio          0.98%     0.03%      0.10%        0.00%       0.00%       0.00%     1.11%       0.00%       1.11%
 AST Defensive Asset
  Allocation Portfolio      0.15%     0.22%      0.00%        0.00%       0.00%       0.75%     1.12%       0.00%       1.12%
 AST Federated
  Aggressive Growth
  Portfolio                 0.93%     0.05%      0.10%        0.00%       0.00%       0.00%     1.08%       0.00%       1.08%
 AST FI Pyramis(R) Asset
  Allocation Portfolio/
  5/                        0.82%     0.05%      0.10%        0.00%       0.00%       0.00%     0.97%      -0.02%       0.95%
 AST FI Pyramis(R)
  Quantitative
  Portfolio/ 6/             0.81%     0.02%      0.10%        0.00%       0.00%       0.00%     0.93%      -0.09%       0.84%
 AST Franklin Templeton
  Founding Funds Plus
  Portfolio                 0.02%     0.07%      0.00%        0.00%       0.00%       1.01%     1.10%       0.00%       1.10%
 AST Global Real Estate
  Portfolio                 0.99%     0.05%      0.10%        0.00%       0.00%       0.00%     1.14%       0.00%       1.14%
 AST Goldman Sachs
  Large-Cap Value
  Portfolio/ 7/             0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%      -0.01%       0.83%
 AST Goldman Sachs
  Mid-Cap Growth
  Portfolio/ 8/             0.98%     0.03%      0.10%        0.00%       0.00%       0.00%     1.11%      -0.01%       1.10%
 AST Goldman Sachs
  Multi-Asset Portfolio/
  9/                        0.92%     0.05%      0.10%        0.00%       0.00%       0.00%     1.07%      -0.21%       0.86%
 AST Goldman Sachs
  Small-Cap Value
  Portfolio/ 10/            0.93%     0.03%      0.10%        0.00%       0.00%       0.07%     1.13%      -0.01%       1.12%
 AST Herndon Large-Cap
  Value Portfolio/ 11/      0.83%     0.03%      0.10%        0.00%       0.00%       0.00%     0.96%      -0.04%       0.92%
 AST High Yield Portfolio   0.72%     0.04%      0.10%        0.00%       0.00%       0.00%     0.86%       0.00%       0.86%
 AST International
  Growth Portfolio/ 12/     0.97%     0.05%      0.10%        0.00%       0.00%       0.00%     1.12%      -0.01%       1.11%
 AST International Value
  Portfolio                 0.97%     0.04%      0.10%        0.00%       0.00%       0.00%     1.11%       0.00%       1.11%
 AST Investment Grade
  Bond/ 13/                 0.63%     0.04%      0.10%        0.00%       0.00%       0.00%     0.77%      -0.03%       0.74%
 AST J.P. Morgan Global
  Thematic Portfolio        0.92%     0.05%      0.10%        0.00%       0.00%       0.00%     1.07%       0.00%       1.07%
 AST J.P. Morgan
  International Equity
  Portfolio                 0.86%     0.07%      0.10%        0.00%       0.00%       0.00%     1.03%       0.00%       1.03%
 AST J.P. Morgan
  Strategic
  Opportunities Portfolio   0.97%     0.07%      0.10%        0.11%       0.01%       0.00%     1.26%       0.00%       1.26%

--------------------------------------------------------------------------------------------------------------------------------

                                        UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                            (as a percentage of the average net assets of the underlying Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
                                                           For the year ended December 31, 2013
                          ------------------------------------------------------------------------------------------------------
         FUNDS                                                                                  Total
                                                                       Broker Fees  Acquired   Annual                 Net Annual
                                                            Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                          Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
 AST Jennison Large-Cap
  Growth Portfolio          0.88%     0.02%      0.10%        0.00%       0.00%       0.00%     1.00%       0.00%       1.00%
 AST Jennison Large-Cap
  Value Portfolio           0.73%     0.02%      0.10%        0.00%       0.00%       0.00%     0.85%       0.00%       0.85%
 AST Large-Cap Value
  Portfolio                 0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%
 AST Loomis Sayles
  Large-Cap Growth
  Portfolio/ 14/            0.87%     0.02%      0.10%        0.00%       0.00%       0.00%     0.99%      -0.06%       0.93%
 AST Lord Abbett Core
  Fixed Income
  Portfolio/ 15/            0.77%     0.02%      0.10%        0.00%       0.00%       0.00%     0.89%      -0.13%       0.76%
 AST MFS Global Equity
  Portfolio                 0.99%     0.05%      0.10%        0.00%       0.00%       0.00%     1.14%       0.00%       1.14%
 AST MFS Growth Portfolio   0.87%     0.02%      0.10%        0.00%       0.00%       0.00%     0.99%       0.00%       0.99%
 AST MFS Large-Cap Value
  Portfolio                 0.84%     0.03%      0.10%        0.00%       0.00%       0.00%     0.97%       0.00%       0.97%
 AST Mid-Cap Value
  Portfolio                 0.93%     0.03%      0.10%        0.00%       0.00%       0.00%     1.06%       0.00%       1.06%
 AST Money Market
  Portfolio                 0.47%     0.02%      0.10%        0.00%       0.00%       0.00%     0.59%       0.00%       0.59%
 AST Neuberger Berman
  Core Bond Portfolio       0.68%     0.04%      0.10%        0.00%       0.00%       0.00%     0.82%       0.00%       0.82%
 AST Neuberger Berman
  Mid- Cap Growth
  Portfolio/ 16/            0.88%     0.03%      0.10%        0.00%       0.00%       0.00%     1.01%      -0.01%       1.00%
 AST Neuberger
  Berman/LSV Mid-Cap
  Value Portfolio/ 17/      0.88%     0.03%      0.10%        0.00%       0.00%       0.00%     1.01%       0.00%       1.01%
 AST New Discovery Asset
  Allocation Portfolio/
  18/                       0.83%     0.10%      0.10%        0.00%       0.00%       0.00%     1.03%      -0.01%       1.02%
 AST Parametric Emerging
  Markets Equity
  Portfolio                 1.08%     0.23%      0.10%        0.00%       0.00%       0.00%     1.41%       0.00%       1.41%
 AST PIMCO Limited
  Maturity Bond Portfolio   0.62%     0.04%      0.10%        0.00%       0.00%       0.00%     0.76%       0.00%       0.76%
 AST PIMCO Total Return
  Bond Portfolio            0.60%     0.02%      0.10%        0.00%       0.00%       0.00%     0.72%       0.00%       0.72%
 AST Preservation Asset
  Allocation Portfolio      0.15%     0.01%      0.00%        0.00%       0.00%       0.76%     0.92%       0.00%       0.92%
 AST Prudential Core
  Bond Portfolio/ 19/       0.67%     0.02%      0.10%        0.00%       0.00%       0.00%     0.79%      -0.04%       0.75%
 AST Prudential Growth
  Allocation Portfolio      0.81%     0.02%      0.10%        0.00%       0.00%       0.01%     0.94%       0.00%       0.94%
 AST QMA Emerging
  Markets Equity
  Portfolio                 1.09%     0.24%      0.10%        0.00%       0.00%       0.03%     1.46%       0.00%       1.46%
 AST QMA Large-Cap
  Portfolio                 0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%
 AST QMA US Equity Alpha
  Portfolio                 0.99%     0.04%      0.10%        0.22%       0.25%       0.00%     1.60%       0.00%       1.60%
 AST RCM World Trends
  Portfolio                 0.91%     0.03%      0.10%        0.00%       0.00%       0.00%     1.04%       0.00%       1.04%
 AST Schroders Global
  Tactical Portfolio        0.91%     0.04%      0.10%        0.00%       0.00%       0.12%     1.17%       0.00%       1.17%
 AST Schroders
  Multi-Asset World
  Strategies Portfolio      1.06%     0.04%      0.10%        0.00%       0.00%       0.12%     1.32%       0.00%       1.32%
 AST Small-Cap Growth
  Portfolio                 0.88%     0.03%      0.10%        0.00%       0.00%       0.00%     1.01%       0.00%       1.01%
 AST Small-Cap Value
  Portfolio                 0.88%     0.03%      0.10%        0.00%       0.00%       0.04%     1.05%       0.00%       1.05%
 AST T. Rowe Price Asset
  Allocation Portfolio      0.79%     0.03%      0.10%        0.00%       0.00%       0.00%     0.92%       0.00%       0.92%
 AST T. Rowe Price
  Equity Income Portfolio   0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%
 AST T. Rowe Price
  Growth Opportunities
  Portfolio                 0.88%     0.03%      0.10%        0.00%       0.00%       0.00%     1.01%       0.00%       1.01%
 AST T. Rowe Price
  Large-Cap Growth
  Portfolio                 0.85%     0.02%      0.10%        0.00%       0.00%       0.00%     0.97%       0.00%       0.97%

--------------------------------------------------------------------------------------------------------------------------------

                                        UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                            (as a percentage of the average net assets of the underlying Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
                                                           For the year ended December 31, 2013
                          ------------------------------------------------------------------------------------------------------
         FUNDS                                                                                  Total
                                                                       Broker Fees  Acquired   Annual                 Net Annual
                                                            Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                          Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
 AST T. Rowe Price
  Natural Resources
  Portfolio                 0.88%     0.04%      0.10%        0.00%       0.00%       0.00%     1.02%       0.00%       1.02%
 AST Templeton Global
  Bond Portfolio            0.79%     0.09%      0.10%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST Wellington
  Management Hedged
  Equity Portfolio          0.97%     0.04%      0.10%        0.00%       0.00%       0.02%     1.13%       0.00%       1.13%
 AST Western Asset Core
  Plus Bond Portfolio/
  20/                       0.67%     0.02%      0.10%        0.00%       0.00%       0.00%     0.79%      -0.15%       0.64%
 AST Western Asset
  Emerging Markets Debt
  Portfolio/ 21/            0.84%     0.07%      0.10%        0.00%       0.00%       0.00%     1.01%      -0.05%       0.96%



 1 The Investment Managers have contractually agreed to waive 0.01% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 2 The Investment Managers have contractually agreed to waive 0.17% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 3 The Investment Managers have contractually agreed to waive a portion of their investment management fee equal to the acquired fund fees and expenses due to investments in iShares ETFs. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees (after the waiver described in the first sentence) and other expenses (including distribution fees, acquired fund fees and expenses due to investments in iShares ETFs, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio's average daily net assets through June 30, 2015. This arrangement may not be terminated or modified prior to June 30, 2015, and may be discontinued or modified thereafter.
 4 The Investment Managers have contractually agreed to waive 0.11% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 5 The Investment Managers have contractually agreed to waive 0.018% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 6 The Investment Managers have contractually agreed to waive 0.08% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees. In addition, the Investment Managers have contractually agreed to waive 0.013% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 7 The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through May 1, 2015. This waiver arrangement may not be terminated or modified prior to May 1, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue this expense limitation after May 1, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 8 The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through May 1, 2015. This contractual investment management fee waiver may not be terminated or modified prior to the expiration date, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue the expense limitation after the expiration date will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 9 The Investment Managers have contractually agreed to waive 0.10% of their investment management fee through June 30, 2016. The Investment Managers have additionally agreed to waive 0.10% of their investment management fee through June 30, 2015. The Investment Managers have also contractually agreed to waive 0.013% of their investment management fee through May 1, 2015. Each expense limitation may not be terminated or modified prior to its expiration date, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue each expense limitation after its expiration date will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 10 The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through May 1, 2015. This waiver arrangement may not be terminated or modified prior to May 1, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue this expense limitation after May 1, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 11 The Investment Managers have contractually agreed to waive 0.04% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 12 The Investment Managers have contractually agreed to waive 0.01% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees. In addition, the Investment Managers have contractually agreed through May 1, 2015 to waive 0.003% of their investment management fee. This contractual investment management fee waiver may not be terminated or modified prior to May 1, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this fee waiver after May 1, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.

 13 The distributor of the Portfolio has contractually agreed to waive a portion of its distribution and service (12b-1) fee. The waiver provides for a reduction in the distribution and service fee based on the average daily net assets of each Portfolio. This contractual waiver does not have an expiration or termination date, and may not be modified or discontinued.
 14 The Investment Managers have contractually agreed to waive 0.06% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 15 The Investment Managers have contractually agreed through June 30, 2015 to waive a portion of their investment management fee, as follows: 0.10% on the first $500 million of average daily net assets; 0.125% of the Portfolio's average daily net assets between $500 million and $1 billion; and 0.15% of the Portfolio's average daily net assets in excess of $1 billion. The expense limitation may not be terminated or modified prior to its expiration date, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the expense limitation after its expiration date will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 16 The Investment Managers have contractually agreed to waive 0.005% of their investment management fee through May 1, 2015. This waiver arrangement may not be terminated or modified prior to May 1, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue this expense limitation after May 1, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 17 The Investment Managers have contractually agreed to waive 0.003% of their investment management fee through May 1, 2015. This waiver arrangement may not be terminated or modified prior to May 1, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue this expense limitation after May 1, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 18 The Investment Managers have contractually agreed to waive 0.009% their investment management fees through June 30, 2015. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.08% of the Portfolio's average daily net assets through June 30, 2015. The waiver and expense limitation may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the waiver and expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 19 The Investment Managers have contractually agreed to waive a portion of their investment management fees as follows: 0.025% of the Portfolio's average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio's average daily net assets in excess of $1 billion through June 30, 2015. The contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 20 The Investment Managers have contractually agreed to waive 0.15% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 21 The Investment Managers have contractually agreed to waive 0.05% of their investment management fee through June 30, 2015. This waiver arrangement may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.

                               EXPENSE EXAMPLES


 These examples are intended to help you compare the cost of investing in one Pruco Life Annuity with the cost of investing in other Pruco Life Annuities and/or other variable annuities. Below are examples for the Annuity showing what you would pay cumulatively in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and assuming your investment has a 5% return each year. The examples reflect the fees and charges listed below for the Annuity as described in "Summary of Contract Fees and Charges."

   .   Insurance Charge
   .   Premium Based Charge
   .   Contingent Deferred Sales Charge (when and if applicable)
   .   Annual Maintenance Fee
   .   Optional living benefit fees

 The examples also assume the following for the period shown:
   . Your Account Value is allocated to the Secure Value Account and the Permitted Sub-account that may be elected with any of the optional living benefits with the maximum gross total operating expenses and those expenses remain the same each year*
   . You elect the Spousal Highest Daily Lifetime Income v3.0, which is the maximum optional living benefit charge and the applicable Roll-Up Rate is 8%. There is no other optional living benefit that would result in higher maximum charges than those shown in the examples.
   .   For each charge, we deduct the maximum charge rather than the current charge
   .   You make no withdrawals of Account Value
   .   You make no transfers, or other transactions for which we charge a fee
   .   No tax charge applies

 Amounts shown in the examples are rounded to the nearest dollar.

 * Note: Not all Portfolios offered as Sub-accounts may be available depending on optional living benefit election.

 THE EXAMPLES ARE ILLUSTRATIVE ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIOS. ACTUAL EXPENSES WILL BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL LIVING BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

 Expense Examples are provided as follows:




 If you surrender your Annuity at the end of the applicable time period:



                      1 year  3 years  5 years  10 years
                      -----------------------------------
                      $980    $1,881   $2,838   $5,127
                      -----------------------------------



 If you do not surrender your Annuity, or if you annuitize your Annuity:



                      1 year  3 years  5 years  10 years
                      -----------------------------------
                      $480    $1,481   $2,538   $5,127
                      -----------------------------------

                                    SUMMARY

 This Summary describes key features of the Annuity offered in this prospectus. It is intended to give you an overview, and to point you to sections of the prospectus that provide greater detail. You should not rely on the Summary alone for all the information you need to know before purchasing the Annuity. You should read the entire prospectus for a complete description of the Annuity. Your Financial Professional can also help you if you have questions.

 The Annuity: The variable annuity contract issued by Pruco Life is a contract between you, the Owner, and Pruco Life, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. Although this prospectus describes key features of the variable annuity contract, the prospectus is a distinct document, and is not part of the contract.


 The Annuity offers various investment Portfolios. With the help of your Financial Professional, you choose how to invest your money within your Annuity (subject to certain restrictions; see "Investment Options"). Investing in a variable annuity involves risk and you can lose your money. On the other hand, investing in a variable annuity can provide you with the opportunity to grow your money through participation in "underlying" Portfolios.


 GENERALLY SPEAKING, VARIABLE ANNUITIES ARE INVESTMENTS DESIGNED TO BE HELD FOR THE LONG TERM. WORKING WITH YOUR FINANCIAL PROFESSIONAL, YOU SHOULD CAREFULLY CONSIDER WHETHER A VARIABLE ANNUITY IS APPROPRIATE FOR YOU GIVEN YOUR LIFE EXPECTANCY, NEED FOR INCOME, AND OTHER PERTINENT FACTORS.

 Purchase: Your eligibility to purchase the Annuity is based on your age and the amount of your initial Purchase Payment. The "Maximum Age for Initial Purchase" applies to the oldest Owner and Annuitant as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the Annuitant as of the day we would issue the Annuity. For this Annuity the maximum age is 80. The minimum initial Purchase Payment is $10,000. See your Financial Professional to complete an application.

 After you purchase your Annuity, you will have a limited period of time during which you may cancel (or "Free Look") the purchase of your Annuity. Your request for a Free Look must be received in Good Order within the applicable time period. "Good Order" is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or
 (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order. The "Service Office" is the place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address. Please see the section of this prospectus entitled "How To Contact Us" for the Service Office address.


 Please see "Requirements for Purchasing the Annuity" for additional information.

 Investment Options: You may choose from a variety of variable Investment Options ranging from conservative to aggressive. The optional living benefits limit your ability to invest in the variable Investment Options otherwise available to you under the Annuity. Each of the underlying Portfolios is described in its own prospectus, which you should read before selecting your investment options. There is no assurance that any variable Investment Option will meet its investment objective.


 You may also allocate Purchase Payments to the DCA MVA Option, an Investment Option that offers a fixed rate of interest for a specified period. The DCA MVA Option is used only with our 6 or 12 Month Dollar Cost Averaging Program, under which the Purchase Payments that you have allocated to that DCA MVA Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. Withdrawals or transfers from the DCA MVA Option generally will be subject to a Market Value Adjustment if made other than pursuant to the 6 or 12 Month DCA Program.

 Please see "Investment Options," and "Managing Your Account Value" for information.

 Access To Your Money: You can receive income by taking partial withdrawals or electing annuity payments. Please note that withdrawals may be subject to tax, and may be subject to a Contingent Deferred Sales Charge (discussed below). You may withdraw up to 10% of your Purchase Payments each Annuity Year without being subject to a Contingent Deferred Sales Charge.

 You may elect to receive income through annuity payments, also called "Annuitization". If you elect to receive annuity payments, you convert your Unadjusted Account Value into a stream of future payments. This means you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs. The "Unadjusted Account Value" refers to the Account Value prior to the application of any market value adjustment (i.e., "MVA").

 Please see "Access to Account Value" and "Annuity Options" for more information.

 Optional Living Benefits
 We offer optional living benefits, for an additional charge, that guarantee your ability to take withdrawals for life as a percentage of "Protected Withdrawal Value", even if your Account Value falls to zero (unless it does so due to a withdrawal of Excess Income). The Protected Withdrawal Value is not the same as your Account Value, and it is not available for a lump sum withdrawal. The Account Value has no guarantees, may fluctuate, and can lose value. Withdrawals in excess of the Annual Income Amount, called "Excess Income," will impact the value of the benefit including a permanent reduction in future guaranteed amounts. In marketing and other materials, we may refer to Excess Income as "Excess Withdrawals".

 We currently offer the following optional living benefits:
..   Highest Daily Lifetime Income v3.0
..   Spousal Highest Daily Lifetime Income v3.0

 As a condition of electing an optional living benefit, we limit the Investment Options to which you may allocate your Account Value and require a mandatory allocation to the Secure Value Account. Also, these benefits utilize a predetermined mathematical formula to help us manage your guarantee through all market cycles. Under the predetermined mathematical formula, your Account Value may be transferred between certain "permitted Sub-accounts" on the one hand and the AST Investment Grade Bond Sub-account on the other hand. Please see the applicable optional living benefits section as well as Appendix B to this prospectus for more information on the formula.


 In the "Optional Living Benefits" section, we describe guaranteed minimum withdrawal benefits that allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given Annuity Year (i.e., "Excess Income"), that withdrawal may permanently reduce the guaranteed amount you can withdraw in future years. Please also note that if your Account Value is reduced to zero as a result of a withdrawal of Excess Income, both the optional living benefit and the Annuity will terminate. Thus, you should think carefully before taking a withdrawal such Excess Income.


 Death Benefits: You may name a Beneficiary to receive the proceeds of your Annuity upon your death. Your death benefit must be distributed within the time period required by the tax laws. The Annuity offers a death benefit generally equal to the greater of Unadjusted Account Value and Purchase Payments (adjusted for partial withdrawals). The calculation of the death benefit may be different if you elect Highest Daily Lifetime Income v3.0 or Spousal Highest Daily Lifetime Income v3.0.

 Please see "Death Benefit" for more information.

 Fees and Charges: Each Annuity, and the optional living benefits, are subject to certain fees and charges, as discussed in the "Summary of Contract Fees and Charges" table in the prospectus. In addition, there are fees and expenses of the underlying Portfolios.

 What does it mean that my annuity is "tax deferred"? Variable annuities are "tax deferred", meaning you pay no taxes on any earnings from your Annuity until you withdraw the money. You may also transfer among your Investment Options without paying a tax at the time of the transfer. When you take your money out of the Annuity, however, you will be taxed on the earnings at ordinary income tax rates. If you withdraw money before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.


 You may also purchase the Annuity as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan. Although there is no additional tax advantage to a variable annuity purchased through one of these plans, the Annuity has features and benefits other than tax deferral that may make it an important investment for a qualified plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract for use with a tax-qualified plan.


 Market Timing: We have market timing policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or Portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (i.e., market timing). Our market timing policies and procedures are discussed in more detail in the section entitled "Restrictions on Transfers Between Investment Options."


 Other Information: Please see "Other Information" for more information about the Annuity, including legal information about Pruco Life, the Separate Account, and underlying Portfolios. The "Separate Account" is referred to as the "Variable Separate Account" in your Annuity.

                              INVESTMENT OPTIONS


 The Investment Options under each Annuity consist of the Sub-accounts and the DCA MVA Options. In this section, we describe the Portfolios. We then discuss the investment restrictions that apply if you elect certain optional living benefits. Finally, we discuss the DCA MVA Options. Each Sub-account invests in an underlying Portfolio whose share price generally fluctuates each Valuation Day. The Portfolios that you select, among those that are permitted, are your choice - we do not provide investment advice, nor do we recommend any particular Portfolio. You bear the investment risk for amounts allocated to the Portfolios.


 In contrast to the Sub-accounts, Account Value allocated to a DCA MVA Option earns a fixed rate of interest as long as you remain invested for the Guarantee Period. We guarantee both the stated amount of interest and the principal amount of your Account Value in a DCA MVA Option, so long as you remain invested in the DCA MVA Option for the duration of the Guarantee Period. In general, if you withdraw Account Value prior to the end of the DCA MVA Option's Guarantee Period, you will be subject to a Market Value Adjustment or "MVA", which can be positive or negative. A "Guarantee Period" is the period of time during which we credit a fixed rate of interest to a DCA MVA Option.

 As a condition of participating in the optional living benefits, you will be restricted from investing in certain Sub-accounts. We describe those restrictions below. In addition, the optional living benefits (e.g., Highest Daily Lifetime Income v3.0) employ a predetermined mathematical formula, under which money is transferred between your chosen Sub-accounts and the AST Investment Grade Bond Sub-account. The optional living benefits also require a mandatory allocation of 10% of your Purchase Payment or Unadjusted Account Value to the Secure Value Account.


 Whether or not you elect an optional living benefit subject to the predetermined mathematical formula, you should be aware that the operation of the formula may result in large-scale asset flows into and out of the Sub-accounts. These asset flows could adversely impact the Portfolios, including their risk profile, expenses and performance. These asset flows impact not only the Permitted Sub-accounts used with the benefits but also the other Sub-accounts, because the Portfolios may be used as investments in certain Permitted Sub-accounts that are structured as funds-of-funds. Because transfers between the Sub-accounts and the AST Investment Grade Bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the Portfolios could experience the following effects, among others:

 (a)a Portfolio's investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategy;
 (b)the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;
 (c)a Portfolio may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.


 The asset flows caused by the formula may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners' Account Value may be transferred to the AST Investment Grade Bond Sub-account and others Owners' Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to the AST Investment Grade Bond Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.


 The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely impact performance.


 VARIABLE INVESTMENT OPTIONS

 Each Variable Investment Option is a Sub-account of the Pruco Life Flexible Premium Variable Annuity Account (see "Pruco Life and the Separate Account" for more detailed information). Each Sub-account invests exclusively in one Portfolio. The Investment Objectives Chart below classifies each of the Portfolios based on our assessment of their investment style. The chart also provides a description of each Portfolio's investment objective to assist you in determining which Portfolios may be of interest to you. Please note, the AST Investment Grade Bond Sub-account is not available for allocation of Purchase Payments.

 Not all Portfolios offered as Sub-accounts may be available depending on whether you elect an optional living benefit selection. Thus, if you elect an optional living benefit, you would be precluded from investing in certain Portfolios and therefore would not receive investment appreciation (or depreciation) affecting those Portfolios.

 The Portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans.

 However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same Portfolio adviser or sub-adviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception.

 Conversely, certain retail mutual funds may be managed by the same Portfolio adviser or sub-adviser as a Portfolio available as a Sub-account or have a similar name. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds and Portfolios can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the Portfolios.

 The name of the adviser/sub-adviser for each Portfolio appears next to the description. Those Portfolios whose name includes the prefix "AST" are Portfolios of the Advanced Series Trust. The Portfolios of the Advanced Series Trust are co-managed by AST Investment Services, Inc. and Prudential Investments LLC, both of which are affiliated companies of Pruco Life. However, for most Portfolios, one or more sub-advisers, as noted below, are engaged to conduct day-to-day management. Some of the sub-advisers are affiliated companies of Pruco Life Allocations made to all AST Portfolios benefit us financially.

 Please see the "Other Information" section, under the heading "Service Fees Payable to Pruco Life" for a discussion of fees that we may receive from underlying Portfolios and/or their affiliates. You may select Portfolios individually, create your own combination of Portfolios (certain limitations apply - see "Limitations with Optional Living Benefits" later in this section), or select from among combinations of Portfolios that we have created called "Prudential Portfolio Combinations." Under Prudential Portfolio Combinations, each Prudential Portfolio Combination consists of several asset allocation Portfolios, each of which represents a specified percentage of your allocations. If you elect to invest according to one of these Prudential Portfolio Combinations, we will allocate your initial Purchase Payment among the Sub-accounts within the Prudential Portfolio Combination according to the percentage allocations. You may elect to allocate additional Purchase Payments according to the composition of the Prudential Portfolio Combination, although if you do not make such an explicit election, we will allocate additional Purchase Payments as discussed below under "Additional Purchase Payments." Once you have selected a Prudential Portfolio Combination, we will not rebalance your Account Value to take into account differences in performance among the Sub-accounts. This is a static, point of sale model allocation. Over time, the percentages in each asset allocation Portfolio may vary from the Prudential Portfolio Combination you selected when you purchased your Annuity based on the performance of each of the Portfolios within the Prudential Portfolio Combination. However, you may elect to participate in an automatic rebalancing program, under which we would transfer Account Value periodically so that your Account Value allocated to the Sub-accounts is brought back to the exact percentage allocations stipulated by the Prudential Portfolio Combination you elected. Please see "Automatic Rebalancing Programs" below for details about how such a program operates. If you are participating in an optional living benefit (such as Highest Daily Lifetime Income v3.0) that makes transfers under a predetermined mathematical formula, and you have elected automatic rebalancing in addition to Prudential Portfolio Combinations, you should be aware that: (a) the AST Investment Grade Bond Sub-account used as part of the predetermined mathematical formula will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that existed originally as part of Prudential Portfolio Combinations.


 If you are interested in a Prudential Portfolio Combination, you should work with your Financial Professional to select the Prudential Portfolio Combination that is appropriate for you, in light of your investment time horizon, investment goals and expectations and market risk tolerance, and other relevant factors. Some selling firms may not offer Prudential Portfolio Combinations. In providing these Prudential Portfolio Combinations, we are not providing investment advice. You are responsible for determining which Prudential Portfolio Combination or Sub-account(s) is best for you. Asset allocation does not ensure a profit or protect against a loss.


 The following table contains limited information about the Portfolios. Before selecting an Investment Option or Portfolio Combination, you should carefully review the summary prospectuses and/or prospectuses for the Portfolios, which contain details about the investment objectives, policies, risks, costs and management of the Portfolios. You can obtain the summary prospectuses and prospectuses for the Portfolios by calling 1-888-PRU-2888.

      ADVANCED SERIES             STYLE/              OBJECTIVE                   PORTFOLIO ADVISOR/ SUBADVISOR(S)
       TRUST ("AST")              TYPE
      PORTFOLIO NAME
-------------------------------------------------------------------------------------------------------------------------
 AST Academic Strategies          ASSET       Seeks long-term capital       .   AlphaSimplex Group, LLC
 Asset Allocation Portfolio    ALLOCATION     appreciation.                 .   AQR Capital Management, LLC and CNH
                                                                                Partners, LLC
                                                                            .   CoreCommodity Management, LLC
                                                                            .   First Quadrant, L.P.
                                                                            .   Jennison Associates LLC
                                                                            .   J.P. Morgan Investment Management, Inc.
                                                                            .   Pacific Investment Management Company
                                                                                LLC (PIMCO)
                                                                            .   Prudential Investments LLC
                                                                            .   Quantitative Management Associates LLC
                                                                            .   Western Asset Management Company/
                                                                                Western Asset Management Company Limited
-------------------------------------------------------------------------------------------------------------------------
 AST Advanced Strategies          ASSET       Seeks a high level of         .   Brown Advisory LLC
 Portfolio                     ALLOCATION     absolute return by using      .   Loomis, Sayles & Company, L.P.
                                              traditional and non-          .   LSV Asset Management
                                              traditional investment        .   Pacific Investment Management Company
                                              strategies and by investing       LLC (PIMCO)
                                              in domestic and foreign       .   Quantitative Management Associates LLC;
                                              equity and fixed income       .   T. Rowe Price Associates, Inc.
                                              securities, derivative        .   William Blair & Company, LLC.
                                              instruments and other
                                              investment companies.
-------------------------------------------------------------------------------------------------------------------------
 AST AQR Emerging             INTERNATIONAL   Seeks long-term capital       .   AQR Capital Management, LLC
 Markets Equity Portfolio        EQUITY       appreciation.
-------------------------------------------------------------------------------------------------------------------------
 AST AQR Large-Cap              LARGE-CAP     Seeks long-term capital       .   AQR Capital Management, LLC
 Portfolio                        BLEND       appreciation.
-------------------------------------------------------------------------------------------------------------------------
 AST Balanced Asset               ASSET       Seeks to obtain the highest   .   Prudential Investments LLC
 Allocation Portfolio          ALLOCATION     potential total return        .   Quantitative Management Associates LLC
                                              consistent with its
                                              specified level of risk.
-------------------------------------------------------------------------------------------------------------------------
 AST BlackRock Global             ASSET       Seeks a high total return     .   BlackRock Financial Management, Inc.
 Strategies Portfolio          ALLOCATION     consistent with a moderate
                                              level of risk.
-------------------------------------------------------------------------------------------------------------------------
 AST BlackRock iShares            ASSET       Seeks to maximize total       .   BlackRock Financial Management, Inc.
 ETF Portfolio                 ALLOCATION     return with a moderate
                                              level of risk.
-------------------------------------------------------------------------------------------------------------------------
 AST Capital Growth Asset         ASSET       Seeks to obtain a total       .   Prudential Investments LLC
 Allocation Portfolio          ALLOCATION     return consistent with its    .   Quantitative Managements Associates LLC
                                              specified level of risk.
-------------------------------------------------------------------------------------------------------------------------
 AST ClearBridge Dividend       LARGE-CAP     Seeks income, capital         .   ClearBridge Investments, LLC
 Growth Portfolio                 BLEND       preservation, and capital
                                              appreciation.
-------------------------------------------------------------------------------------------------------------------------
 AST Cohen & Steers Realty      SPECIALTY     Seeks to maximize total       .   Cohen & Steers Capital Management, Inc.
 Portfolio                                    return through investment
                                              in real estate securities.
-------------------------------------------------------------------------------------------------------------------------
 AST Defensive Asset              ASSET       Seeks to obtain the highest   .   Prudential Investments LLC
 Allocation Portfolio          ALLOCATION     potential total return        .   Quantitative Managements Associates LLC
                                              consistent with its
                                              specified level of risk
                                              tolerance.
-------------------------------------------------------------------------------------------------------------------------

     ADVANCED SERIES            STYLE/               OBJECTIVE                   PORTFOLIO ADVISOR/ SUBADVISOR(S)
      TRUST ("AST")             TYPE
     PORTFOLIO NAME
------------------------------------------------------------------------------------------------------------------------
 AST Federated Aggressive     SMALL-CAP     Seeks capital growth.          .   Federated Equity Management Company of
 Growth Portfolio              GROWTH                                          Pennsylvania
                                                                           .   Federated Global Investment Management
                                                                               Corp.
------------------------------------------------------------------------------------------------------------------------
 AST FI Pyramis(R) Asset        ASSET       Seeks to maximize total        .   Pyramis Global Advisors, LLC a Fidelity
 Allocation Portfolio        ALLOCATION     return.                            Investments Company
------------------------------------------------------------------------------------------------------------------------
 AST FI Pyramis(R)              ASSET       Seeks long-term capital        .   Pyramis Global Advisors, LLC a Fidelity
 Quantitative Portfolio      ALLOCATION     growth balanced by current         Investments Company
                                            income.
------------------------------------------------------------------------------------------------------------------------
 AST Franklin Templeton         ASSET       Seeks capital appreciation.    .   AST Investment Services, Inc.
 Founding Funds Plus         ALLOCATION                                    .   Prudential Investments LLC
 Portfolio
------------------------------------------------------------------------------------------------------------------------
 AST Global Real Estate       SPECIALTY     Seeks capital appreciation     .   Prudential Real Estate Investors
 Portfolio                                  and income.
------------------------------------------------------------------------------------------------------------------------
 AST Goldman Sachs Large-     LARGE-CAP     Seeks long-term growth of      .   Goldman Sachs Asset Management, L.P.
 Cap Value Portfolio            VALUE       capital.
------------------------------------------------------------------------------------------------------------------------
 AST Goldman Sachs Mid-        MID-CAP      Seeks long-term growth of      .   Goldman Sachs Asset Management, L.P.
 Cap Growth Portfolio          GROWTH       capital.
------------------------------------------------------------------------------------------------------------------------
 AST Goldman Sachs Multi-       ASSET       Seeks to obtain a high level   .   Goldman Sachs Asset Management, L.P.
 Asset Portfolio             ALLOCATION     of total return consistent
                                            with its level of risk
                                            tolerance.
------------------------------------------------------------------------------------------------------------------------
 AST Goldman Sachs Small-     SMALL-CAP     Seeks long-term capital        .   Goldman Sachs Asset Management, L.P.
 Cap Value Portfolio            VALUE       appreciation.
------------------------------------------------------------------------------------------------------------------------
 AST Herndon Large-Cap        LARGE-CAP     Seeks maximum growth of        .   Herndon Capital Management, LLC
 Value Portfolio                VALUE       capital by investing
                                            primarily in the value of
                                            stocks of larger companies.
------------------------------------------------------------------------------------------------------------------------
 AST High Yield Portfolio   FIXED INCOME    Seeks maximum total            .   J.P. Morgan Investment Management, Inc.
                                            return, consistent with        .   Prudential Investment Management, Inc.
                                            preservation of capital and
                                            prudent investment
                                            management.
------------------------------------------------------------------------------------------------------------------------
 AST International Growth   INTERNATIONAL   Seeks long-term capital        .   Jennison Associates LLC
 Portfolio                     EQUITY       growth.                        .   Neuberger Berman Management LLC
                                                                           .   William Blair & Company, LLC
------------------------------------------------------------------------------------------------------------------------
 AST International Value    INTERNATIONAL   Seeks capital growth.          .   LSV Asset Management
 Portfolio                     EQUITY                                      .   Thornburg Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------
 AST Investment Grade       FIXED INCOME    Seeks to maximize total        .   Prudential Investment Management, Inc.
 Bond Portfolio                             return, consistent with the
                                            preservation of capital and
                                            liquidity needs.
------------------------------------------------------------------------------------------------------------------------
 AST J.P. Morgan Global         ASSET       Seeks capital appreciation     .   J.P. Morgan investment Management Inc./
 Thematic Portfolio          ALLOCATION     consistent with its                Security Capital Research & Management
                                            specified level of risk            Incorporated
                                            tolerance.
------------------------------------------------------------------------------------------------------------------------
 AST J.P. Morgan            INTERNATIONAL   Seeks capital growth.          .   J.P. Morgan Investment Management, Inc.
 International Equity          EQUITY
 Portfolio
------------------------------------------------------------------------------------------------------------------------


 Pyramis is a registered service mark of FMR LLC. Used under license.

     ADVANCED SERIES             STYLE/               OBJECTIVE                    PORTFOLIO ADVISOR/ SUBADVISOR(S)
      TRUST ("AST")              TYPE
      PORTFOLIO NAME
--------------------------------------------------------------------------------------------------------------------------
 AST J.P. Morgan Strategic       ASSET       Seeks to maximize return        .   J.P. Morgan Investment Management, Inc.
 Opportunities Portfolio      ALLOCATION     compared to the
                                             benchmark through
                                             security selection and
                                             tactical asset allocation.
--------------------------------------------------------------------------------------------------------------------------
 AST Jennison Large-Cap        LARGE-CAP     Seeks long-term growth of       .   Jennison Associates LLC
 Growth Portfolio               GROWTH       capital.
--------------------------------------------------------------------------------------------------------------------------
 AST Jennison Large-Cap        LARGE-CAP     Seeks capital appreciation.     .   Jennison Associates LLC
 Value Portfolio                 VALUE
--------------------------------------------------------------------------------------------------------------------------
 AST Large-Cap Value           LARGE-CAP     Seeks current income and        .   Hotchkis and Wiley Capital Management,
 Portfolio                       VALUE       long-term growth of                 LLC
                                             income, as well as capital
                                             appreciation.
--------------------------------------------------------------------------------------------------------------------------
 AST Loomis Sayles Large-      LARGE-CAP     Seeks capital growth.           .   Loomis, Sayles & Company, L.P.
 Cap Growth Portfolio           GROWTH       Income realization is not
                                             an investment objective
                                             and any income realized on
                                             the Portfolio's investments,
                                             therefore, will be
                                             incidental to the Portfolio's
                                             objective.
--------------------------------------------------------------------------------------------------------------------------
 AST Lord Abbett Core        FIXED INCOME    Seeks income and capital        .   Lord, Abbett & Co. LLC
 Fixed Income Portfolio                      appreciation to produce a
                                             high total return.
--------------------------------------------------------------------------------------------------------------------------
 AST MFS Global Equity       INTERNATIONAL   Seeks capital growth.           .   Massachusetts Financial Services Company
 Portfolio                      EQUITY
--------------------------------------------------------------------------------------------------------------------------
 AST MFS Growth Portfolio      LARGE-CAP     Seeks long-term capital         .   Massachusetts Financial Services Company
                                GROWTH       growth and future, rather
                                             than current income.
--------------------------------------------------------------------------------------------------------------------------
 AST MFS Large-Cap Value       LARGE-CAP     Seeks capital appreciation.     .   Massachusetts Financial Services Company
 Portfolio                       VALUE
--------------------------------------------------------------------------------------------------------------------------
 AST Mid-Cap Value           MID-CAP VALUE   Seeks to provide capital        .   EARNEST Partners, LLC
 Portfolio                                   growth by investing             .   WEDGE Capital Management L.L.P.
                                             primarily in mid-
                                             capitalization stocks that
                                             appear to be undervalued.
--------------------------------------------------------------------------------------------------------------------------
 AST Money Market            FIXED INCOME    Seeks high current income       .   Prudential Investment Management, Inc.
 Portfolio                                   and maintain high levels of
                                             liquidity.
--------------------------------------------------------------------------------------------------------------------------
 AST Neuberger Berman        FIXED INCOME    Seeks to maximize total         .   Neuberger Berman Fixed Income LLC
 Core Bond Portfolio                         return consistent with the
                                             preservation of capital.
--------------------------------------------------------------------------------------------------------------------------
 AST Neuberger Berman           MID-CAP      Seeks capital growth.           .   Neuberger Berman Fixed Income LLC
 Mid-Cap Growth Portfolio       GROWTH
--------------------------------------------------------------------------------------------------------------------------
 AST Neuberger Berman/       MID-CAP VALUE   Seeks capital growth.           .   LSV Asset Management
 LSV Mid-Cap Value                                                           .   Neuberger Berman Management LLC
 Portfolio
--------------------------------------------------------------------------------------------------------------------------

      ADVANCED SERIES             STYLE/               OBJECTIVE                   PORTFOLIO ADVISOR/ SUBADVISOR(S)
       TRUST ("AST")              TYPE
      PORTFOLIO NAME
--------------------------------------------------------------------------------------------------------------------------
 AST New Discovery Asset          ASSET       Seeks total return.            .   Bradford & Marzec LLC
 Allocation Portfolio          ALLOCATION                                    .   Brown Advisory, LLC
                                                                             .   C.S. McKee, LP
                                                                             .   EARNEST Partners, LLC
                                                                             .   Epoch Investment Partners, Inc.
                                                                             .   Parametric Portfolio Associates LLC
                                                                             .   Security Investors, LLC
                                                                             .   Thompson, Siegel & Walmsley LLC
--------------------------------------------------------------------------------------------------------------------------
 AST Parametric Emerging      INTERNATIONAL   Seeks long-term capital        .   Parametric Portfolio Associates LLC
 Markets Equity Portfolio        EQUITY       appreciation.
--------------------------------------------------------------------------------------------------------------------------
 AST PIMCO Limited            FIXED INCOME    Seeks to maximize total        .   Pacific Investment Management Company
 Maturity Bond Portfolio                      return consistent with             LLC (PIMCO)
                                              preservation of capital and
                                              prudent investment
                                              management.
--------------------------------------------------------------------------------------------------------------------------
 AST PIMCO Total Return       FIXED INCOME    Seeks to maximize total        .   Pacific Investment Management Company
 Bond Portfolio                               return consistent with             LLC (PIMCO)
                                              preservation of capital and
                                              prudent investment
                                              management.
--------------------------------------------------------------------------------------------------------------------------
 AST Preservation Asset           ASSET       Seeks to obtain a total        .   Prudential Investments LLC
 Allocation Portfolio          ALLOCATION     return consistent with its     .   Quantitative Management Associates LLC
                                              specified level of risk.
--------------------------------------------------------------------------------------------------------------------------
 AST Prudential Core Bond     FIXED INCOME    Seeks to maximize total        .   Prudential Investment Management, Inc
 Portfolio                                    return consistent with the
                                              long-term preservation of
                                              capital.
--------------------------------------------------------------------------------------------------------------------------
 AST Prudential Growth            ASSET       Seeks total return.            .   Prudential Investment Management, Inc.
 Allocation Portfolio          ALLOCATION                                    .   Quantitative Management Associates LLC
--------------------------------------------------------------------------------------------------------------------------
 AST QMA Emerging             INTERNATIONAL   Seeks long-term capital        .   Quantitative Management Associates LLC
 Markets Equity Portfolio        EQUITY       appreciation.
--------------------------------------------------------------------------------------------------------------------------
 AST QMA Large-Cap              LARGE-CAP     Seeks long-term capital        .   Quantitative Management Associates LLC
 Portfolio                        BLEND       appreciation.
--------------------------------------------------------------------------------------------------------------------------
 AST QMA US Equity              LARGE-CAP     Seeks long term capital        .   Quantitative Management Associates LLC
 Alpha Portfolio                  BLEND       appreciation.
--------------------------------------------------------------------------------------------------------------------------
 AST RCM World Trends             ASSET       Seeks highest potential        .   Allianz Global Investors U.S. LLC
 Portfolio                     ALLOCATION     total return consistent with
                                              its specified level of risk
                                              tolerance.
--------------------------------------------------------------------------------------------------------------------------
 AST Schroders Global             ASSET       Seeks to outperform its        .   Schroder Investment Management North
 Tactical Portfolio            ALLOCATION     blended performance                America Inc./ Schroder Investment
                                              benchmark.                         Management North America Ltd.
--------------------------------------------------------------------------------------------------------------------------
 AST Schroders Multi-Asset        ASSET       Seeks long-term capital        .   Schroder Investment Management North
 World Strategies Portfolio    ALLOCATION     appreciation.                      America Inc./ Schroder Investment
                                                                                 Management North America Ltd.
--------------------------------------------------------------------------------------------------------------------------
 AST Small-Cap Growth           SMALL-CAP     Seeks long-term capital        .   Eagle Asset Management, Inc.
 Portfolio                       GROWTH       growth.                        .   Emerald Mutual Fund Advisers Trust
--------------------------------------------------------------------------------------------------------------------------
 AST Small-Cap Value            SMALL-CAP     Seeks to provide long-term     .   ClearBridge Investments, LLC
 Portfolio                        VALUE       capital growth by investing    .   J.P. Morgan Investment Management, Inc.
                                              primarily in small-            .   Lee Munder Capital Group, LLC
                                              capitalization stocks that
                                              appear to be undervalued.
--------------------------------------------------------------------------------------------------------------------------

     ADVANCED SERIES            STYLE/              OBJECTIVE                   PORTFOLIO ADVISOR/ SUBADVISOR(S)
      TRUST ("AST")              TYPE
      PORTFOLIO NAME
-----------------------------------------------------------------------------------------------------------------------
 AST T. Rowe Price Asset        ASSET       Seeks a high level of total   .   T. Rowe Price Associates, Inc
 Allocation Portfolio         ALLOCATION    return by investing
                                            primarily in a diversified
                                            Portfolio of equity and
                                            fixed income securities.
-----------------------------------------------------------------------------------------------------------------------
 AST T. Rowe Price Equity     LARGE-CAP     Seeks substantial dividend    .   T. Rowe Price Associates, Inc
 Income Portfolio               VALUE       income as well as long-
                                            term growth of capital
                                            through investments in the
                                            common stocks of
                                            established companies.
-----------------------------------------------------------------------------------------------------------------------
 AST T. Rowe Price Growth       ASSET       Seeks a high level of total   .   T. Rowe Price Associates, Inc.
 Opportunities Portfolio      ALLOCATION    return by investing           .   T. Rowe Price International Ltd.
                                            primarily in a diversified    .   T. Rowe Price International Ltd. - Tokyo
                                            Portfolio of equity and           and T. Rowe Price Hong Kong Limited
                                            fixed income securities.
-----------------------------------------------------------------------------------------------------------------------
 AST T. Rowe Price Large-     LARGE-CAP     Seeks long-term growth of     .   T. Rowe Price Associates, Inc
 Cap Growth Portfolio           GROWTH      capital by investing
                                            predominantly in the
                                            equity securities of a
                                            limited number of large,
                                            carefully selected, high-
                                            quality U.S. companies
                                            that are judged likely to
                                            achieve superior earnings
                                            growth.
-----------------------------------------------------------------------------------------------------------------------
 AST T. Rowe Price Natural    SPECIALTY     Seeks long-term capital       .   T. Rowe Price Associates, Inc
 Resources Portfolio                        growth primarily through
                                            investing in the common
                                            stocks of companies that
                                            own or develop natural
                                            resources (such as energy
                                            products, precious metals
                                            and forest products) and
                                            other basic commodities.
-----------------------------------------------------------------------------------------------------------------------
 AST Templeton Global        FIXED INCOME   Seeks to provide current      .   Franklin Advisers, Inc.
 Bond Portfolio                             income with capital
                                            appreciation and growth of
                                            income.
-----------------------------------------------------------------------------------------------------------------------
 AST Wellington                 ASSET       Seeks to outperform a mix     .   Wellington Management Company, LLP
 Management Hedged            ALLOCATION    of 50% Russell 3000(R)
 Equity Portfolio                           Index, 20% MSCI EAFE
                                            Index, and 30% Treasury
                                            Bill Index over a full
                                            market cycle by preserving
                                            capital in adverse markets
                                            utilizing an options
                                            strategy while maintaining
                                            equity exposure to benefit
                                            from up markets through
                                            investments in Wellington
                                            Management's equity
                                            investment strategies.
-----------------------------------------------------------------------------------------------------------------------

    ADVANCED SERIES          STYLE/               OBJECTIVE                   PORTFOLIO ADVISOR/ SUBADVISOR(S)
     TRUST ("AST")            TYPE
    PORTFOLIO NAME
---------------------------------------------------------------------------------------------------------------------
 AST Western Asset Core   FIXED INCOME   Seeks to maximize total        .   Western Asset Management Company/
 Plus Bond Portfolio                     return, consistent with            Western Asset Management Company Limited
                                         prudent investment
                                         management and liquidity
                                         needs, by investing to
                                         obtain the average duration
                                         specified for the Portfolio.
---------------------------------------------------------------------------------------------------------------------
 AST Western Asset        FIXED INCOME   Seeks to maximize total        .   Western Asset Management Company/
 Emerging Markets Debt                   return.                            Western Asset Management Company Limited
 Portfolio
---------------------------------------------------------------------------------------------------------------------

 LIMITATIONS WITH OPTIONAL LIVING BENEFITS
 As a condition of your participating in any Highest Daily Lifetime Income v3.0 benefit, we limit the Investment Options to which you may allocate your Account Value, as set forth in the Permitted Sub-accounts table below. Please note that DCA Market Value Adjustment Options described later in this section are also available if you elect an optional living benefit.

 Permitted Sub-accounts

 AST Academic Strategies Asset Allocation      AST J.P. Morgan Global Thematic
 AST Advanced Strategies                       AST J.P. Morgan Strategic Opportunities
 AST Balanced Asset Allocation                 AST New Discovery Asset Allocation
 AST BlackRock Global Strategies               AST Preservation Asset Allocation
 AST BlackRock iShares ETF                     AST Prudential Growth Allocation
 AST Capital Growth Asset Allocation           AST RCM World Trends
 AST Defensive Asset Allocation                AST Schroders Global Tactical
 AST FI Pyramis(R) Asset Allocation            AST Schroders Multi-Asset World Strategies
 AST FI Pyramis(R) Quantitative                AST T. Rowe Price Asset Allocation
 AST Franklin Templeton Founding Funds Plus    AST T. Rowe Price Growth Opportunities
 AST Goldman Sachs Multi-Asset                 AST Wellington Management Hedged Equity

 MARKET VALUE ADJUSTMENT OPTION
 We currently offer DCA MVA Options. The DCA MVA Options are used with our 6 or 12 Month DCA Program. Amounts allocated to the DCA MVA Options earn the declared rate of interest while the amount is transferred over a 6 or 12 month period into the Sub-accounts that you have designated. A dollar cost averaging program does not assure a profit, or protect against a loss.


 For a complete description of our 6 or 12 Month DCA Program, see the applicable section of this prospectus within "Managing Your Account Value."


 We do not currently offer any long term MVA options.

 GUARANTEE PERIOD TERMINATION
 A DCA MVA Option ends on the earliest of (a) the date the entire amount in the DCA MVA Option is withdrawn or transferred (b) the Annuity Date (c) the date the Annuity is surrendered or (d) the date as of which a Death Benefit is determined, unless the Annuity is continued by a spousal Beneficiary. "Annuity Date" means the date on which we apply your Unadjusted Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the "Latest Annuity Date." The "Payout Period" is the period starting on the Annuity Date and during which annuity payments are made.

 RATES FOR DCA MVA OPTIONS
 We do not have a single method for determining the fixed interest rates for the DCA MVA Options. In general, the interest rates we offer for the DCA MVA Options will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the DCA MVA Options, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the DCA MVA Options, general economic trends and competition. We also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to DCA MVA Options, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.

 The interest rate credited to a DCA MVA Option is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine, in our sole discretion, the interest rates for the DCA MVA Options. At the time that we confirm your DCA MVA Option, we will advise you of the interest rate in effect and the date your DCA MVA Option matures. We may change the rates we credit to new DCA MVA Options at any time. To inquire as to the current rates for the DCA MVA Options, please call 1-888-PRU-2888. DCA MVA Options are not available in all States and are subject to a minimum rate. Currently, the DCA MVA
 Options are not available in the States of Illinois, Oregon and Washington and are available in Iowa only for Annuities purchased on or after August 20, 2012.

 The interest under a DCA MVA Option is credited daily on a balance that declines as amounts are transferred, and therefore you do not earn interest on the full amount deposited to the DCA MVA Option.

 To the extent permitted by law, we may establish different interest rates for DCA MVA Options offered to a class of Owners who choose to participate in various optional investment programs we make available. For any DCA MVA Option, you will not be permitted to allocate to the DCA MVA Option if the Guarantee Period associated with that DCA MVA Option would end after your Annuity Date.

 MARKET VALUE ADJUSTMENT
 With certain exceptions, if you transfer or partially withdraw Account Value from a DCA MVA Option prior to the end of the applicable Guarantee Period, you will be subject to a Market Value Adjustment or "MVA". We assess an MVA (whether positive or negative) upon:
   . any surrender, partial withdrawal (including a systematic withdrawal, Medically-Related Surrender, or a withdrawal program under Sections 72(t) or 72(q) of the Code), or transfer out of a DCA MVA Option made outside the 30 days immediately preceding the maturity of the Guarantee Period; and
   . your exercise of the Free Look right under your Annuity, unless prohibited by state law.

 We will NOT assess an MVA (whether positive or negative) in connection with any of the following:
   . partial withdrawals made to meet Required Minimum Distribution rules under the Code in relation to your Annuity, but only if the Required Minimum Distribution is an amount that we calculate and is distributed through a program that we offer;

   . transfers or partial withdrawals from a DCA MVA Option during the 30 days immediately prior to the maturity of the applicable Guarantee Period, including the Maturity Date of the MVA Option;

   .   transfers made in accordance with the 6 or 12 Month DCA Program;
   .   when a Death Benefit is determined;
   . deduction of an Annual Maintenance Fee or the Premium Based Charge from the Annuity;
   .   Annuitization under the Annuity; and
   . transfers made pursuant to a mathematical formula used with an optional living benefit (e.g., Highest Daily Lifetime Income v3.0).

 The amount of the MVA is determined according to the formula set forth in Appendix D. In general, the amount of the MVA is dependent on the difference between interest rates at the time your DCA MVA Option was established and current interest rates for the remaining Guarantee Period of your DCA MVA Option. For purposes of determining the amount of an MVA, we make reference to an index interest rate that in turn is based on a Constant Maturity Treasury
 (CMT) rate for a maturity (in months) equal to the applicable duration of the DCA MVA Option. This CMT rate will be determined based on the weekly average of the CMT index of appropriate maturity as of two weeks prior to initiation of the DCA MVA Option. The CMT index will be based on certain U.S. Treasury interest rates, as published in a Federal Reserve Statistical Release. The Liquidity Factor is an element of the MVA formula currently equal to 0.0025 (or 0.25%). It is an adjustment that is applied when an MVA is assessed (regardless of whether the MVA is positive or negative) and, relative to when no Liquidity Factor is applied, will reduce the amount being surrendered or transferred from the DCA MVA Option. Please consult the DCA MVA formula in the appendices to this prospectus for additional detail.

                         FEES, CHARGES AND DEDUCTIONS

 In this section, we provide detail about the charges you may incur if you own the Annuity.

 The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceed our total costs in connection with the Annuity, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under the Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.

 With regard to charges that are assessed as a percentage of the value of the Sub-accounts, please note that such charges are assessed through a reduction to the Unit value of your investment in each Sub-account, and in that way reduce your Account Value. A "Unit" refers to a share of participation in a Sub-account used to calculate your Unadjusted Account Value prior to the Annuity Date.

 Contingent Deferred Sales Charge ("CDSC"): A CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials, and other promotional expenses. We may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC for each Purchase Payment is calculated as a percentage of the Purchase Payment being withdrawn. The charge decreases as the Purchase Payment ages. The aging of a Purchase Payment is measured from the date it is allocated to your Annuity. If you make a partial withdrawal of a Purchase Payment on the day before an anniversary of the date that Purchase Payment was allocated to the Annuity, we will use the CDSC percentage that would apply if the withdrawal was made on the following day. The charge is deducted from the Investment Options in the same proportion as the partial withdrawal upon which it is assessed. The imposition of a CDSC on a withdrawal will not result in any additional CDSC being incurred as a result of the amount withdrawn from the Annuity being greater than the amount of the withdrawal request (i.e., no CDSC will be imposed on the withdrawal of a CDSC).

 Each Purchase Payment has its own schedule of CDSCs associated with it. The schedule of CDSCs associated with a Purchase Payment is determined when the Purchase Payment is allocated to the Annuity. The schedule of CDSCs applicable to a Purchase Payment is based on the total of all Purchase Payments allocated to the Annuity, including the full amount of the "new" Purchase Payment, when the Purchase Payment is allocated. Purchase Payments are not reduced by partial withdrawals for purposes of determining the applicable schedule of CDSCs. Thus, to determine which CDSC tier a given Purchase Payment being made currently is assigned, we consider only the sum of Purchase Payments and do not reduce that sum by the amount of any withdrawal. The combination of CDSC assessed and Premium Based Charge (see below) deducted with respect to any Purchase Payment will never be greater than 9%, as stipulated by Rule 6c-8 under the Investment Company Act of 1940. Purchase Payments are withdrawn on a "first-in, first-out" basis. All Purchase Payments allocated to the Annuity on the same day will be treated as one Purchase Payment for purposes of determining the applicable schedule of CDSCs. The table of CDSCs is as follows:

                                                                Age of Purchase Payment Being Withdrawn
                                           ----------------------------------------------------------------------------------
      Total Purchase Payment Amount                  1 Year or 2 Years or 3 Years or 4 Years or 5 Years or 6 Years or
                                                     more but   more but   more but   more but   more but   more but
                                           Less than less than less than  less than  less than  less than  less than  7 Years
                                            1 Year    2 Years   3 Years    4 Years    5 Years    6 Years    7 Years   or more
-----------------------------------------------------------------------------------------------------------------------------
Less than $50,000                            5.0%      5.0%       4.0%       4.0%       3.0%       3.0%       2.0%      0%
-----------------------------------------------------------------------------------------------------------------------------
$50,000 or more but less than $100,000       5.0%      4.0%       4.0%       3.0%       3.0%       2.0%       2.0%      0%
-----------------------------------------------------------------------------------------------------------------------------
$100,000 or more but less than $250,000      4.0%      3.0%       3.0%       2.0%       2.0%       2.0%       1.0%      0%
-----------------------------------------------------------------------------------------------------------------------------
$250,000 or more but less than $500,000      3.0%      2.0%       2.0%       2.0%       1.0%       1.0%       1.0%      0%
-----------------------------------------------------------------------------------------------------------------------------
$500,000 or more but less than $1,000,000    2.0%      2.0%       2.0%       1.0%       1.0%       1.0%       1.0%      0%
-----------------------------------------------------------------------------------------------------------------------------
$1,000,000 or more                           2.0%      2.0%       1.0%       1.0%       1.0%       1.0%       1.0%      0%
-----------------------------------------------------------------------------------------------------------------------------

 With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see "Free Withdrawal Amounts" later in this prospectus). If the free withdrawal amount is not sufficient, we then assume that any remaining amount of a partial withdrawal is taken from Purchase Payments on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity (including gains), as described in the examples below.

 EXAMPLES

 These examples are designed to show you how the CDSC is calculated. They do not take into account any other fees and charges or the performance of your investment options. The examples illustrate how the CDSC would apply to reduce your Account Value based on the timing and amount of your withdrawals. They also illustrate how a certain amount of your withdrawal, the "Free Withdrawal Amount," is not subject to the CDSC. The Free Withdrawal Amount is equal to 10% of all Purchase Payments currently subject to a CDSC in each year and is described in more detail in "Access to Account Value," later in this prospectus.


 Assume you purchase your Annuity with a $75,000 initial Purchase Payment and you make no additional Purchase Payments for the life of your Annuity.

 Example 1
 Assume the following:
..   two years after the purchase, your Unadjusted Account Value is $85,000
    (your Purchase Payment of $75,000 plus $10,000 of investment gain);
..   the free withdrawal amount is $7,500 ($75,000 x .10);
..   the applicable CDSC is 4%.

 If you request a withdrawal of $50,000, $7,500 is not subject to the CDSC because it is the free withdrawal amount. The remaining amount of your withdrawal is subject to the 4% CDSC.


 Gross Withdrawal or Net Withdrawal. Generally, you can request either a gross withdrawal or a net withdrawal. If, however, you are taking your Annual Income Amount through our systematic withdrawal program, you will only be permitted to take that withdrawal on a gross basis. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your Unadjusted Account Value. This means that an amount greater than the amount of your requested withdrawal will be deducted from your Unadjusted Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the CDSC or tax withholding, that will need to be withdrawn. We then apply the CDSC or tax withholding to that entire amount. As a result, you will pay a greater CDSC or have more tax withheld if you elect a net withdrawal.

   . If you request a gross withdrawal, the amount of the CDSC will reduce the amount of the withdrawal you receive. In this case, the CDSC would equal $2,550 (($50,000 - the free withdrawal amount of $7,500 = $42,500)
       x .04 = $1,700). You would receive $48,300 ($50,000 - $1,700). To determine your remaining Unadjusted Account Value after your withdrawal, we reduce your initial Unadjusted Account by the amount of your requested withdrawal. In this case, your Unadjusted Account Value would be $35,000 ($85,000 - $50,000).

   . If you request a net withdrawal, we first determine the entire amount that will need to be withdrawn in order to provide the requested payment. We do this by first subtracting the free withdrawal amount and dividing the resulting amount by the result of 1 minus the surrender charge. Here is the calculation: $42,500/(1 - 0.04) = $44,270.83. This is the total amount to which the CDSC will apply. The amount of the CDSC is $1,770.83. Therefore, in order to for you to receive the full $50,000, we will need to deduct $51,770.83 from your Unadjusted Account Value, resulting in remaining Unadjusted Account Value of $33,229.17.


 Example 2
 Assume the following:
..   you took the withdrawal described above as a gross withdrawal;
..   two years after the withdrawal described above, the Unadjusted Account
    Value is $48,500 ($35,000 of remaining Unadjusted Account Value plus $13,500 of investment gain);
..   the free withdrawal amount is still $7,500 because no additional Purchase
    Payments have been made and the Purchase Payment is still subject to a CDSC; and
..   the applicable CDSC in Annuity Year 4 is now 3%.

 If you now take a second gross withdrawal of $10,000, $7,500 is not subject to the CDSC because it is the free withdrawal amount. The remaining $2,500 is subject to the 3% CDSC or $75 and you will receive $9,925.

 No matter how you specify the withdrawal, any MVA will not be applied to the amount you receive, but instead will be applied to your Unadjusted Account Value. See "Free Withdrawal Amounts" later in this prospectus for a discussion as to how this might affect an optional living benefit you may have. Please be aware that under the Highest Daily Lifetime Income v3.0 suite of benefits:
 (a) for a gross withdrawal, if the amount requested exceeds the Annual Income Amount, the excess portion will be treated as Excess Income and (b) for a net withdrawal, if the amount you receive plus the amount of the CDSC deducted from your Unadjusted Account Value exceeds the Annual Income Amount, the excess portion will be treated as Excess Income (which has negative consequences under those benefits).

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



 Upon surrender, we calculate a CDSC based on any Purchase Payments that remain in your Account Value on the date of the surrender (and after all other withdrawals have been taken). If you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance, the Purchase Payments being withdrawn may be greater than your remaining Account Value. Consequently, a higher CDSC may result than if we had calculated the CDSC as a percentage of remaining Account Value.

 We may waive any applicable CDSC under certain circumstances described below in "Exceptions/Reductions to Fees and Charges."

 Premium Based Charge. The Premium Based Charge reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials, and other promotional expenses. The Premium Based Charge applicable to the Annuity is the sum of such charges applicable to each Purchase Payment. The Premium Based Charge is calculated on each Quarterly Annuity Anniversary for those Purchase Payments subject to the charge as of the prior Valuation Day. Each Purchase Payment is subject to a Premium Based Charge on each of the 28 Quarterly Annuity Anniversaries (i.e., for seven years) that occurs after the Purchase Payment is allocated to the Annuity. Once that time period has expired, the Purchase Payment is no longer subject to the Premium Based Charge. For purposes of calculating the Premium Based
 Charge: (a) a Purchase Payment is the amount of the Purchase Payment before we deduct any applicable fees, charges or taxes; and (b) Purchase Payments are not reduced by partial withdrawals taken from the Annuity.

 The Premium Based Charge for each Purchase Payment is determined when it is allocated to the Annuity (except for those Purchase Payments that are allocated to the Annuity prior to the first Quarterly Annuity Anniversary) based on the total of all Purchase Payments received to date. With respect to those Purchase Payments allocated to the Annuity prior to the first Quarterly Annuity Anniversary, the associated Premium Based Charge percentage for each of those Purchase Payments is determined using the total of all Purchase Payments allocated to the Annuity prior to the first Quarterly Annuity Anniversary (that is, we total all the Purchase Payments received before the first Quarterly Annuity Anniversary to determine the Premium Based Charge that applies to each). For each Purchase Payment allocated to the Annuity on or after the first Quarterly Annuity Anniversary, the associated Premium Based Charge percentage during the seven year charge period is determined using the total of all Purchase Payments allocated to the Annuity through the date of the "new" Purchase Payment, including the full amount of that "new" Purchase Payment. That is, to determine which Premium Based Charge tier a given Purchase Payment being made currently (i.e., a "new" Purchase Payment) is assigned, we add that Purchase Payment amount to the sum of all prior Purchase Payments. A Purchase Payment received on a Quarterly Annuity Anniversary will be subject to its first Premium Based Charge on the next Quarterly Annuity Anniversary.

 Each tier of Premium Based Charge is separated by a "breakpoint" dollar amount, as shown in the table below. If a portion of a Purchase Payment results in total Purchase Payments crossing a new Purchase Payment breakpoint (as set forth in the table below), then the entire "new" Purchase Payment will be subject to the Premium Based Charge applicable to that tier. Purchase Payments received on or after the first Quarterly Annuity Anniversary that result in breakpoints being reached will result in lower charge percentages for only such Purchase Payments and those that follow. Once a Premium Based Charge percentage is established for any Purchase Payment, such percentage is fixed and will not be reduced even if additional Purchase Payments are made or partial withdrawals are taken. Please see Appendix E for examples of the operation of the Premium Based Charge. The Premium Based Charge is deducted pro rata from the Sub-accounts in which you maintain Account Value on the date the Premium Based Charge is due but will not be deducted from the Secure Value Account. To the extent that the Unadjusted Account Value in the Sub-accounts at the time the Premium Based Charge is to be deducted is insufficient to pay the charge, we will deduct the remaining charge from the DCA MVA Options. If a Quarterly Annuity Anniversary falls on a day other than a Valuation Day, we will deduct the Premium Based Charge on the next following Valuation Day. If both a Premium Based Charge and a fee for an optional benefit are to be deducted on the same day, then the Premium Based Charge will be deducted first.

 A Premium Based Charge is not deducted: (a) when there are no Purchase Payments subject to the Premium Based Charge; (b) on or after the Annuity Date; (c) if a Death Benefit has been determined under the Annuity (unless Spousal Continuation occurs); or (d) in the event of a full surrender of the Annuity (unless the full surrender occurs on a Quarterly Annuity Anniversary, in which case we will deduct the charge prior to terminating the Annuity).

 As mentioned above, we will take the Premium Based Charge pro rata from each of the Sub-accounts (including an AST Investment Grade Bond Sub-account used as part of an optional living benefit). If the value of those Sub-accounts is not sufficient to cover the charge, we will take any remaining portion of the charge from the DCA MVA Options. For purposes of deducting the charge from the DCA MVA Options (a) with respect to DCA MVA Options with different amounts of time remaining until maturity, we will take the withdrawal from the DCA MVA Option with the shortest remaining duration, followed by the DCA MVA Option with the next-shortest remaining duration (if needed to pay the charge) and so forth (b) with respect to multiple DCA MVA Options that have the same duration remaining until maturity, we take the charge first from the DCA MVA Option with the shortest overall Guarantee Period and (c) with respect to multiple DCA MVA Options that have the same Guarantee Period length and duration remaining until the end of the Guarantee Period, we take the charge pro rata from each such DCA MVA Option. In this prospectus, we refer to the preceding hierarchy as the "DCA MVA Option Hierarchy." We will only deduct that portion of the Premium Based Charge that does not reduce the Unadjusted Account Value below the lesser of $500 or 5% of the sum of the Purchase Payments allocated to the Annuity (which we refer to here as the "floor"). However, if a Premium Based Charge is deducted on the same day that a withdrawal is taken, it is possible that the deduction of the charge will cause the Unadjusted Account Value to fall below the immediately-referenced Account Value "floor." The Premium Based Charge is not considered a withdrawal for any purpose, including determination of free withdrawals, CDSC, or calculation of values associated with the optional living benefits.

 The table of Premium Based Charges is as follows:

 Total Purchase Payment Amount             Premium Based      Annual Equivalent
                                         Charge Percentage    of Premium Based
                                        (deducted quarterly)  Charge Percentage
 ------------------------------------------------------------------------------
 Less than $50,000                            0.1750%               0.70%
 ------------------------------------------------------------------------------
 $50,000 or more, but less than               0.1500%               0.60%
 $100,000
 ------------------------------------------------------------------------------
 $100,000 or more, but less than              0.1250%               0.50%
 $250,000
 ------------------------------------------------------------------------------
 $250,000 or more, but less than              0.0875%               0.35%
 $500,000
 ------------------------------------------------------------------------------
 $500,000 or more, but less than              0.0625%               0.25%
 $1,000,000
 ------------------------------------------------------------------------------
 $1,000,000 or more                           0.0375%               0.15%
 ------------------------------------------------------------------------------

 Transfer Fee: Currently, you may make 20 free transfers between Investment Options each Annuity Year. We may charge $10 for each transfer after the 20/th/ in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging or Automatic Rebalancing Program when we count the 20 free transfers. All transfers made on the same day will be treated as one transfer. Transfers made under our 6 or 12 Month DCA Program, transfers made pursuant to a formula used with an optional living benefit and transfers we make to or from the Secure Value Account due to the election or termination of an optional living benefit are not subject to the Transfer Fee and are not counted toward the 20 free transfers. Transfers made through any electronic method or program we specify as well as transfers we make to, or from, the Secure Value Account to the election or termination of an optional living benefit, are not counted toward the 20 free transfers. The transfer fee is deducted pro rata from all Sub-accounts in which you maintain Account Value immediately subsequent to the transfer.

 Annual Maintenance Fee: Prior to Annuitization, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is equal to $50 or 2% of your Unadjusted Account Value, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of the most recently assessed Annual Maintenance Fee. The fee is taken out first from the Sub-accounts on a pro rata basis, and then from the DCA MVA Options (if the amount in the Sub-accounts is insufficient to pay the fee). The Annual Maintenance Fee will never be deducted from the Secure Value Account. The Annual Maintenance Fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $50,000. For purposes of determining the sum of the Purchase Payments at the time the fee is deducted, we do not reduce Purchase Payments by the amount of withdrawals. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit. For Beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Unadjusted Account Value and is only assessed if the Unadjusted Account Value is less than $25,000 at the time the fee is due. Pursuant to state law, the amount of the Annual Maintenance Fee may differ in certain states.

 Tax Charge: Some states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We reserve the right to deduct the tax either when Purchase Payments are received, upon surrender or upon Annuitization. If deducted upon Annuitization, we would deduct the tax from your Unadjusted Account Value. The Tax Charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of Purchase Payments, Surrender Value, or Account Value as applicable. The Tax Charge currently ranges up to 3.5%. We may assess a charge against the Sub-accounts and the DCA MVA Options equal to any taxes which may be imposed upon the Separate Accounts. "Surrender Value" refers to the Account Value (which includes the effect of any MVA) less any applicable CDSC, any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional living benefits provided by rider or endorsement, and any Annual Maintenance Fee.

 We will pay company income taxes on the taxable corporate earnings created by this Annuity. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes, and may charge for these taxes in the future. We reserve the right to impose a charge for federal income taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Separate Account.

 In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Annuity.

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




 Insurance Charge: We deduct an Insurance Charge daily based on the annualized rate shown in the "Summary of Contract Fees and Charges." The charge, which is equal to 0.85% annually, is assessed against the assets allocated to the Sub-accounts. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life for providing the insurance benefits under the Annuity, including the Annuity's Death Benefit that may provide guaranteed benefits to your Beneficiaries even if your Account Value declines, and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also compensates us for our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under the Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs.


 Charges for Optional Living Benefits: If you elect to purchase an optional living benefit, we will deduct an additional charge. The charge is assessed against the greater of the Unadjusted Account Value and the Protected Withdrawal Value and is taken out of the Sub-accounts quarterly but will never be taken out of any MVA option or the Secure Value Account. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional living benefit.

 Settlement Service Charge: If your Beneficiary takes the death benefit under a Beneficiary Continuation Option, the Insurance Charge no longer applies. However, we then begin to deduct a Settlement Service Charge which is assessed daily against the assets allocated to the Sub-accounts and is equal to an annualized charge of 1.00%.


 Fees And Expenses Incurred By The Portfolios: Each Portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees or short sale expenses that may apply. These fees and expenses are assessed against each Portfolio's net assets, and reflected daily by each Portfolio before it provides Pruco Life with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the summary prospectuses and prospectuses for the Portfolios, which can be obtained by calling 1-888-PRU-2888.


 DCA MVA Option Charges
 No specific fees or expenses are deducted when determining the rates we credit to a DCA MVA Option. However, for some of the same reasons that we deduct the Insurance Charge against the Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to a DCA MVA Option.

 ANNUITY PAYMENT OPTION CHARGES
 There is no specific charge deducted from annuity payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

 REQUIREMENTS FOR PURCHASING THE ANNUITY


 We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of the annuity and/or acceptance of Purchase Payments. Certain of the current limitations, restrictions and standards are described below. We may change these limitations, restrictions and standards in the future.


 Initial Purchase Payment: An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity. This is the payment that issues your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered additional Purchase Payments. Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment of $10,000. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

 We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to the aggregate of all annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1 million threshold. We may limit additional Purchase Payments under other circumstances, as explained in "Additional Purchase Payments," below.

 Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total surrenders, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

 Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life by wiring funds through your Financial Professional's broker-dealer firm.

 Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

 Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions. You can allocate Purchase Payments to one or more available Investment Options. A mandatory allocation to the Secure Value Account and investment restrictions will apply if you elect an optional living benefit.

 Speculative Investing: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

 Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships, endowments, and grantor trusts with multiple grantors. Further, we will only issue an Annuity, allow changes of ownership of the Annuity and/or permit assignments of the Annuity to certain ownership types if the Annuity is held exclusively for the benefit of the designated annuitant. These rules are subject to state law. Additionally, we will not permit election or re-election of any optional living benefit by certain ownership types. We may issue an Annuity to ownership structures where the annuitant is also the participant in a Qualified or Non-Qualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that may elect to use our Annuity as a funding vehicle.

 Age Restrictions: Unless we agree otherwise and subject to our rules, the oldest of the Owner(s) and Annuitant must not be older than 80 in order for us to issue the Annuity. The availability of certain optional living benefits may vary based on the age of the Owners and Annuitant. In addition, the selling firm through which you are purchasing the Annuity may impose a younger maximum issue age than what is described above - check with your selling firm for details. The "Annuitant" refers to the natural person upon whose life annuity payments payable to the Owner are based.

 Additional Purchase Payments: Currently, you may make additional Purchase Payments, provided that the payment is at least $100 (we impose a $50 minimum for electronic funds transfer ("EFT") purchases). We may amend this Purchase Payment minimum, and/or limit the Investment Options to which you may direct Purchase Payments. Purchase Payments are not permitted after the Account Value is reduced to zero.

 Each additional Purchase Payment will be allocated to the Investment Options according to the instructions you provide with such Purchase Payment. You may not provide allocation instructions that apply to more than one additional Purchase Payment. Thus, if you have not provided allocation instructions with a particular Purchase Payment, we will allocate the Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not choose to allocate Account Value, such as the AST Investment Grade Bond Sub-account. We will accept additional Purchase Payments up to and including the day prior to the later of (a) the oldest Owner's 81st birthday (the Annuitant's 81/st/ birthday, if the Annuity is owned by an entity), or (b) the first anniversary of the Issue Date, unless otherwise required by applicable law or regulation to maintain the tax status of the Annuity.

 For Annuities that have one of the Highest Daily Lifetime Income v3.0 optional living benefits, we currently limit additional Purchase Payments made after the benefit has been in effect for one year (the "benefit anniversary") to $50,000 each benefit year. The benefit year begins on the date you elect an optional living benefit and continues through and includes the day immediately preceding the first anniversary of the date you elected the optional living benefit. Subsequent benefit years begin on the anniversary of the date you elected an optional living benefit and continue through and include the day immediately preceding the next anniversary of the date you elected the benefit.

 Notwithstanding the $50,000 limit discussed above, we may further limit, suspend or reject any additional Purchase Payments at any time, but would do so only on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

..   if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion (among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s));

..   if we are not then offering this benefit for new issues; or
..   if we are offering a modified version of this benefit for new issues.

 If we further exercise our right to suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund the Highest Daily Lifetime Income v3.0 optional living benefit that you elected to the level you originally intended. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v3.0 optional living benefit through additional Purchase Payments. This would also impact your ability to make annual contributions to certain qualified Annuities.


 When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future. Please see the "Optional Living Benefits" Later in this prospectus for further information on additional Purchase Payments.

 Depending on the tax status of your Annuity (e.g, if you own the Annuity through an IRA), there may be annual contribution limits dictated by applicable law. Please see the "Tax Considerations" for additional information on these contribution limits.


 If you have elected to participate in the 6 or 12 Month DCA Program, your initial Purchase Payment will be applied to your chosen program. Each time you make an additional Purchase Payment, you will need to elect a new 6 or 12 Month DCA Program for that additional Purchase Payment. If you do not provide such instructions, we will allocate that additional Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not electively allocate Account Value. Additionally, if your initial Purchase Payment is funded from multiple sources (e.g., a transfer of assets/1035 exchange) then the total amount that you have designated to fund your Annuity will be treated as the initial Purchase Payment for purposes of your participation in the 6 or 12 Month DCA Program.

 Additional Purchase payments may also be limited if the total Purchase Payments under this Annuity and other annuities equals or exceeds $1 million, as described in more detail in "Initial Purchase Payment," above.

 DESIGNATION OF OWNER, ANNUITANT AND BENEFICIARY: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

   . Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if both Owners instruct us in a written form that we find acceptable, to allow one Owner to act independently on behalf of both Owners we will permit one Owner to do so. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity Owners or an entity Owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term "Owner." Prior to Annuitization, there is no right of survivorship (other than any spousal continuation right that may be available to a surviving spouse).
   . Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the Accumulation Period. In limited circumstances and where allowed by law, we may allow you to name one or more "Contingent Annuitants" with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the prospectus.
   . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary's relationship to you. If you use a class designation in lieu of designating individuals (e.g. "surviving children"), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner, unless you elect an alternative Beneficiary designation.

 Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

 RIGHT TO CANCEL

 You may cancel (or "Free Look") your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Office or to the representative who sold it to you within 10 days after you receive it (or such other period as may be required by applicable law). The Annuity can be mailed or delivered either to us, at our Service Office, or to the representative who sold it to you. Return of the Annuity by mail is effective on being postmarked, properly addressed and postage prepaid. Subject to applicable state law, the amount of the refund will equal the Account Value as of the Valuation Day we receive the returned Annuity at our Service Office or the cancellation request in Good Order, plus any fees or tax charges deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity, less any applicable federal and state income tax withholding. However, where we are required by applicable law to return Purchase Payments, we will return the greater of Account Value and Purchase Payments. If you had Account Value allocated to any DCA MVA Option upon your exercise of the Free Look, we will calculate any applicable MVA with a zero "Liquidity Factor." See "Market Value Adjustment Option."


 SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT
 You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or terminated the ability of Owners to submit additional Purchase Payments.

 SALARY REDUCTION PROGRAMS
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are not directed to the DCA MVA Options.

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                             MANAGING YOUR ANNUITY

 CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS
 In general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order, which will be effective upon receipt at our Service Office. As of the Valuation Day we receive an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Any change we accept is subject to any transactions processed by us before we receive the notice of change at our Service Office.

 Some of the changes we will not accept include, but are not limited to:
..   a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;
..   a new Annuitant subsequent to the Annuity Date if the annuity option includes a life contingency;
..   a new Annuitant prior to the Annuity Date if the Owner is an entity;
..   a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;
..   any permissible designation change if the change request is received at our
    Service Office after the Annuity Date;
..   a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, and grantor trusts with multiple grantors (if allowed by state law); and
..   a new Annuitant for a contract issued to a grantor trust where the new
    Annuitant is not the grantor of the trust.

 In general, you may change the Owner, Annuitant and Beneficiary designations as indicated above, and also may assign the Annuity. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the designated Annuitant. We accept assignments of non-qualified Annuities only.

 We reserve the right to reject any proposed change of Owner, Annuitant or Beneficiary, as well as any proposed assignment of the Annuity.

 We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:
..   a company(ies) that issues or manages viatical or structured settlements;
..   an institutional investment company;
..   an Owner with no insurable relationship to the Annuitant or Contingent
    Annuitant (a "Stranger-Owned Annuity" or "STOA"); or
..   a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.

 We will implement this right on a non-discriminatory basis, and to the extent allowed by state law. We are not obligated to process your request within any particular timeframe. There are restrictions on designation changes when you have elected certain optional living benefits.


 Death Benefit Suspension Upon Change of Owner or Annuitant. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See "Death Benefit" for additional details.


 Spousal Designations
 If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner unless you elect an alternative Beneficiary designation. Note that any Division of your Annuity due to divorce will be treated as a withdrawal and the non-owner spouse may then decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners.


 Prior to a recent Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down
 Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The Windsor decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (IRC) are now available to a same sex spouse.

 On August 29, 2013, the Internal Revenue Service ("IRS") issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriage, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Currently, if a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes. Please consult with your tax or legal adviser before electing the Spousal Benefit for a same-gender spouse or civil union partner. Please see "Tax Considerations" for more information.


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



 Contingent Annuitant
 Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account").


 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. See "Spousal Continuation of Annuity" in "Death Benefit" for more information about how the Annuity can be continued by a Custodial Account, including the amount of the Death Benefit.


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


                          MANAGING YOUR ACCOUNT VALUE


 There are several programs we administer to help you manage your Account Value. We describe our current programs in this section.


 DOLLAR COST AVERAGING PROGRAMS
 We offer Dollar Cost Averaging Programs during the Accumulation Period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts (if you make no selection, we will effect transfers on a monthly basis). In addition, you may elect the 6 or 12 Month DCA Program described below.

 There is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market.

 6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE "6 OR 12 MONTH DCA PROGRAM") The 6 or 12 Month DCA Program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. The 6 or 12 Month DCA Program is not available in all states or with certain benefits or programs. Currently, the DCA MVA Options are not available in the States of Illinois, Oregon and Washington and are available in Iowa only for Annuities purchased on or after August 20, 2012.

 Criteria for Participating in the Program
..   If you have elected to participate in the 6 or 12 Month DCA Program, your initial Purchase Payment will be applied to your chosen program. Each time you make an additional Purchase Payment, you will need to elect a new 6 or 12 Month DCA Program for that additional Purchase Payment. If you do not provide such instructions, we will allocate that additional Purchase
    Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not electively allocate Account Value. Additionally, if your initial Purchase Payment is funded from multiple sources (e.g., a transfer of assets/1035 exchange)
    then the total amount that you have designated to fund your annuity will be treated as the initial Purchase Payment for purposes of your participation in the 6 or 12 Month DCA Program.
..   You may only allocate Purchase Payments to the DCA MVA Options. You may not
    transfer Account Value into this program. To institute a program, you must allocate at least $2,000 to the DCA MVA Options.
..   As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether you want 6 or 12 monthly transfers under the program.
    We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA MVA Options by the number of months. For example, if you allocated $6,000, and selected a 6 month DCA Program, we would transfer $1,000 each month (with the interest earned added to the last payment). We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA MVA Options is reduced. In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA MVA Option (including any interest) by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program, we will transfer the remaining amount from the DCA MVA Option on the next scheduled transfer and terminate the program.
..   We impose no fee for your participation in the 6 or 12 Month DCA Program.
..   You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA MVA Options according to your instructions, subject to any applicable MVA. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA MVA Options on a pro rata basis to the Sub-accounts in which you are invested currently, excluding any Sub-accounts to which you are not permitted to choose to allocate or transfer Account Value. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Money Market Sub-account, unless restricted due to benefit election.
..   We credit interest to amounts held within the DCA MVA Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA MVA Option has been transferred out; (b) the date the entire amount in the DCA MVA Option is withdrawn; (c) the date as of which any Death Benefit payable is determined, unless the Annuity is continued by a spouse Beneficiary (in which case we continue to credit interest under the program); or (d) the Annuity Date.
..   The interest rate earned in a DCA MVA Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new Purchase Payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the dollar amount of interest you receive will decrease as amounts are systematically transferred from the DCA MVA Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.

 Details Regarding Program Transfers
..   Transfers made under the Program are not subject to any MVA.
..   Any partial withdrawals, transfers, or fees deducted from the DCA MVA
    Options will reduce the amount in the DCA MVA Options. If you have only one 6 or 12 Month DCA Program in operation, partial withdrawals, transfers, or fees may be deducted from the DCA MVA Options associated with that program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program.

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


..   We will recalculate the monthly transfer amount to reflect the reduction of
    Account Value in the DCA MVA Option caused by a partial withdrawal, fees (including Annual Maintenance fee, Premium Based charge, or any other charges for optional living benefits), or transfers of Account Value from the DCA MVA Option made by us pursuant to a transfer calculation formula under any optional living benefits made a part of your Annuity ("Optional Benefit Transfer"). This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. Any interest that is not included in the recalculated transfer amount will be paid with the final transfer amount, unless there is another subsequent withdrawal or Optional Benefit Transfer. If a partial withdrawal or Optional Benefit Transfer reduces the monthly transfer amount below the Minimum Monthly Transfer Amount shown in the DCA Program Schedule Supplement, the remaining balance in the DCA MVA Option will be transferred on the next monthly transfer date to the most-recently selected Investment Options applicable to the DCA MVA Option. If there is no Account Value remaining in the DCA
    MVA Option following a partial withdrawal or Optional Benefit Transfer, the DCA MVA Option will terminate.
..   6 or 12 Month DCA transfers will begin on the date the DCA MVA Option is established (unless modified to comply with state law) and on each month following until the entire principal amount plus earnings is transferred.
..   We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.
..   The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the program.
..   If you are not participating in an optional living benefit, we will make transfers under the 6 or 12 month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you are participating in any optional living benefit, we will allocate amounts transferred out of the DCA MVA Options to the Sub-accounts that you specified upon your election of the 6 or 12 Month DCA Program, provided those instructions comply with the allocation requirements for the optional living benefit. No portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the AST Investment Grade Bond Sub-account used with the optional living benefit (although the DCA MVA Option is treated as a "Permitted Sub-account" for purposes of transfers made by any predetermined mathematical formula associated with the optional living benefit).
..   If you are participating in an optional living benefit and also are participating in the 6 or 12 Month DCA Program, and the predetermined mathematical formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be transferred from the DCA MVA
    Options associated with the 6 or 12 Month DCA Program. Amounts transferred from the DCA MVA Options under the formula will be taken on a last-in, first-out basis, without the imposition of a market value adjustment.

..   If you are participating in one of our automated withdrawal programs (e.g., systematic withdrawals), we may include within that withdrawal program amounts held within the DCA MVA Options. If you have elected any optional living benefit, any withdrawals will be taken on a pro rata basis from your Sub-accounts and the DCA MVA Options. Such withdrawals will be assessed any applicable MVA.


 AUTOMATIC REBALANCING PROGRAMS

 During the Accumulation Period, we offer Automatic Rebalancing among the Sub-accounts you choose. The "Accumulation Period" refers to the period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you choose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. You may make additional transfers; however, the Automatic Rebalancing program will not reflect such transfers unless we receive instructions from you indicating that you would like to adjust the Automatic Rebalancing program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.


 If you are participating in an optional living benefit (such as Highest Daily Lifetime Income v3.0) that makes transfers under a predetermined mathematical formula, and you have elected Automatic Rebalancing, you should be aware that:
 (a) the AST Investment Grade Bond Sub-account used as part of the predetermined mathematical formula will not be included as part of Automatic Rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing program. You should also be aware that because of the mandatory allocation to the Secure Value Account only the portion of your Account Value allocated to the permitted Sub-accounts will be included as part of Automatic Rebalancing.

 FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS Unless you direct us otherwise, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving Investment Options. If your Financial Professional has this authority, we deem that

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



 all such transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments by such Financial Professional. We will notify you and your Financial Professional if we implement any such restrictions or prohibitions. PLEASE NOTE: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between Investment Options that are discussed in the section below entitled "Restrictions on Transfers Between Investment Options." We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com). Limitations that we may impose on your Financial Professional under the terms of an administrative agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on his or her own behalf, except as otherwise described in this prospectus.


 RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS
 During the Accumulation Period you may transfer Account Value between Investment Options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer. Although we do not currently impose a minimum transfer amount, we reserve the right to require that any transfer be at least $50.

 Transfers under this Annuity consist of those you initiate or those made under a systematic program, such as the 6 or 12 Month DCA Program, another dollar cost averaging program, an asset rebalancing program, or pursuant to a mathematical formula required as part of an optional living benefit (e.g., Highest Daily Lifetime Income v3.0). The transfer restrictions discussed in this section apply only to transfers that you initiate, not any transfers under a program or the mathematical formula.


 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in Good Order. We do not view a facsimile transmission or other electron transmission as a "writing." For purposes of this 20 transfer limit, we will treat multiple transfer requests submitted on the same Valuation Day as a single transfer and will not count any transfer that: (i) solely involves the Sub-account corresponding to the AST Money Market Sub-account or an MVA Option; (ii) involves one of our systematic programs, such as automated withdrawals; or (iii) occurs to or from the Secure Value Account due to the election or termination of an optional living benefit.

 Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio's Portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
   . With respect to each Sub-account (other than the AST Money Market Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as auto-rebalancing, mandatory allocations to the Secure Value Account or under a predetermined mathematical formula used with an optional living benefit; and (ii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

   . We reserve the right to effect transfers on a delayed basis in accordance with our rules regarding frequent transfers. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

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



 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.


 There are owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Annuity Owners who are subject to such limitations. Finally, there are owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life as well as other insurance companies that have the same underlying Portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying Portfolio (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between Investment Options that are discussed above, if the Financial Professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying Portfolio assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional) and will not waive a transfer restriction for any Owner.

 Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity. The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract Owners (including an Annuity Owner's TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Annuity Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

 A Portfolio also may assess a short-term trading fee (redemption fee) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.


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


                            ACCESS TO ACCOUNT VALUE

 TYPES OF DISTRIBUTIONS AVAILABLE TO YOU
 During the Accumulation Period you can access your Account Value through partial withdrawals, systematic withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, the Premium Based Charge if the surrender occurs on the Quarterly Anniversary that the charge is due, any Tax Charge that applies and the charge for any optional living benefits and may impose an MVA. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently as permitted, partial withdrawals are taken pro rata (i.e. "pro rata" meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). Each of these types of distributions is described more fully below.

 If you participate in an optional living benefit and you take a withdrawal deemed to be Excess Income that brings your Unadjusted Account Value to zero, both the benefit and the Annuity itself will terminate. See "Optional Living Benefits" later in this prospectus for more information.

 TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITIES

 Prior to Annuitization

 For federal income tax purposes, a distribution prior to Annuitization is deemed to come first from any "gain" in your Annuity and second as a return of your "cost basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax adviser for advice before requesting a distribution.


 During the Annuitization Period
 During the Annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any cost basis you have in your Annuity. Once the cost basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The cost basis in your Annuity may be based on the cost basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 There may also be tax implications on distributions from qualified Annuities. See "Tax Considerations" for information about qualified Annuities and for additional information about non-qualified Annuities.

 FREE WITHDRAWAL AMOUNTS
 You can make a full or partial withdrawal from the Annuity during the Accumulation Period, although a CDSC, MVA, and tax consequences may apply. The Annuity offers a "Free Withdrawal" amount that applies only to partial withdrawals. The Free Withdrawal amount is the amount that can be withdrawn from your Annuity each Annuity Year without the application of any CDSC. The Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are currently subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.
   . The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent partial withdrawal or surrender of your Annuity.
   . You can also make partial withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

 Example. This example assumes that no withdrawals have previously been taken.

 On January 3, to purchase your Annuity, you make an initial Purchase Payment of $20,000.
 On January 3 of the following calendar year, you make a subsequent Purchase Payment to your Annuity of $10,000.

   . Because in Annuity Year 1 your initial Purchase Payment of $20,000 is still within the CDSC schedule (see "Annuity Owner Transaction Expenses"), your Free Withdrawal amount in Annuity Year 1 equals $20,000 X 10%, or $2,000.
   . Because in Annuity Year 2 both your initial Purchase Payment of $20,000 and your subsequent Purchase Payment of $10,000 are still within the CDSC schedule (see "Annuity Owner Transaction Expenses"), your Free Withdrawal amount in Annuity Year 2 equals $20,000 X 10%, plus $10,000 X 10%, or $2,000 + $1,000 for a total of $3,000.

 To determine if a CDSC applies to partial withdrawals, we:

 1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.
 2. Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments, as described in "Fees, Charges and Deductions - Contingent Deferred Sales Charge ("CDSC")" earlier in this prospectus. These amounts may be subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis. (This step does not apply if all Purchase Payments have been previously withdrawn.)
 3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.


 Your withdrawal will include the amount of any applicable CDSC. Generally, you can request a partial withdrawal as either a "gross" or "net" withdrawal. In a "gross" withdrawal, you request a specific withdrawal amount, with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. Therefore, you may receive less than the dollar amount you specify. In a "net" withdrawal, you request a withdrawal for an exact dollar amount, with the understanding that any applicable deduction for CDSC or tax withholding is taken from your remaining Unadjusted Account Value. Therefore, a larger amount may be deducted from your Unadjusted Account Value than the amount you specify. No matter how you specify the withdrawal, any MVA will not be applied to the amount you receive, but instead will be applied to your Unadjusted Account Value. We will deduct the partial withdrawal from your Unadjusted Account Value which includes the Secure Value Account accordance with your instructions, although if you are participating in an optional living benefit, your withdrawal must be taken pro rata from each of your Investment Options and the Secure Value Account. For purposes of calculating the applicable portion to deduct from the DCA MVA Options, the Unadjusted Account Value in all your DCA MVA Options is deemed to be in one Investment Option. If you provide no instructions, then we will take the withdrawal according to the DCA MVA Option Hierarchy defined above.


 Please be aware that although a given partial withdrawal may qualify as a free withdrawal for purposes of not incurring a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under one of the Highest Daily Lifetime Income v3.0 benefits. In that scenario, the partial withdrawal would be deemed "Excess Income" - thereby reducing your Annual Income Amount for future years. For example, if the Annual Income Amount under Highest Daily Lifetime Income v3.0 were $2,000 and a $2,500 withdrawal that qualified as a free withdrawal were made, the withdrawal would be deemed Excess Income, in the amount of $500.

 SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD
 Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.

 You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Internal Revenue Code or Required Minimum Distributions.

 You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.


 Please note that systematic withdrawals may be subject to any applicable CDSC and/or an MVA. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.


 The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.

 If you have not elected an optional living benefit, we will withdraw systematic withdrawals from the Investment Options you have designated (your "designated Investment Options"). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. "Pro rata" means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.

 If you have certain optional living benefits that guarantee Lifetime Withdrawals (e.g., Highest Daily Lifetime Income v3.0) and elect, or have elected, to receive Lifetime Withdrawals using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:

   . Systematic withdrawals must be taken from your Account Value on a pro rata basis from the Investment Options and the Secure Value Account at the time we process each withdrawal.
   . If you either have an existing or establish a new systematic withdrawal program for an amount less than, or equal to, your Annual Income Amount and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program. If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your Annual Income Amount available in future Annuity Years. A combination of partial withdrawals and systematic withdrawals for an amount greater than your Annual Income Amount will further increase the impact on your future Annual Income Amount.
   . For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see "Optional Living Benefits" later in this prospectus.

   . If you are taking your entire Annual Income Amount through the systematic withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.


 SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." For Annuities issued as non-qualified annuities, the Code may provide a similar exemption from penalty under Section 72(q) of the Code. Systematic withdrawals under Sections 72(t)/72(q) may be subject to a CDSC and/or an MVA. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.


 Please note that if a withdrawal under Sections 72(t) or 72(q) was scheduled to be effected between the last Valuation Day prior to December 25/th/ and December 31/st/ of a given year, then we will implement the withdrawal on the last Valuation Day prior to December 25/th/ of that year.


 REQUIRED MINIMUM DISTRIBUTIONS
 Required Minimum Distributions are a type of systematic withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC (if applicable) or an MVA on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the Required Minimum Distribution and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) or an MVA may be assessed on that portion of a systematic withdrawal that is taken to satisfy the Required Minimum Distribution rules in relation to other savings or investment plans under other qualified retirement plans.

 The amount of the Required Minimum Distribution may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three
 (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

 You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution rules under the Code. Please see "Optional Living Benefits" for further information relating to Required Minimum Distributions if you own an optional living benefit.

 In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.

 Please note that if a Required Minimum Distribution was scheduled to be effected between the last Valuation Day prior to December 25/th/ and December 31/st/ of a given year, then we will implement the Required Minimum Distribution on the last Valuation Day prior to December 25/th/ of that year.


 See "Tax Considerations" for a further discussion of Required Minimum Distributions. For the impact of Required Minimum Distributions on optional living benefits and Excess Income, see "Optional Living Benefits - Highest Daily Lifetime Income v3.0 Benefit - Required Minimum Distributions."

                                  SURRENDERS

 SURRENDER VALUE
 During the Accumulation Period, you can surrender your Annuity at any time, and will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value (which includes the effect of any MVA) less any applicable CDSC, any applicable tax charges, any applicable optional living benefit charge and any Annual Maintenance Fee.

 Please Note: Although the Premium Based Charge is not included in the Surrender Value calculation, if you surrender your Annuity on a Quarterly Annuity Anniversary, any applicable Premium Based Charges will apply.

 We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take a Non-Lifetime Withdrawal (see "Optional Living Benefits - Non-Lifetime Withdrawal Feature") that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See "Annuity Options" for information on the impact of the minimum Surrender Value at annuitization.

 MEDICALLY-RELATED SURRENDERS

 Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below (a "Medically-Related Surrender"). The requirements of such surrender and waiver may vary by state. Although a CDSC will not apply to a qualifying Medically-Related Surrender, please be aware that a withdrawal from the Annuity before you have reached age 59 1/2 may be subject to a 10% tax penalty and other tax consequences - see "Tax Considerations" later in this prospectus.


 If you request a full surrender, the amount payable will be your Account Value as of the date we receive, in Good Order, your request to surrender your Annuity. Any applicable MVA will apply to a medically-related surrender.

 This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:
..   If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency
    Event" described below in order to qualify for a Medically-Related
    Surrender;
..   If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
..   If the Owner is one or more natural persons, all such Owners must also be alive at such time;
..   We must receive satisfactory proof of the Owner's (or the Annuitant's if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
..   no additional Purchase Payments can be made to the Annuity.

 We reserve the right to impose a maximum amount of a Medically-Related Surrender (equal to $500,000), but we do not currently impose that maximum. That is, if the amount of a partial medically-related withdrawal request, when added to the aggregate amount of Medically-Related Surrenders you have taken previously under this Annuity and any other annuities we and/or our affiliates have issued to you exceeds that maximum amount, we reserve the right to treat the amount exceeding that maximum as not an eligible Medically-Related Surrender. A "Contingency Event" occurs if the Owner (or Annuitant if entity-owned) is:
..   first confined in a "Medical Care Facility" after the Issue Date and while the Annuity is in force, remains confined for at least 90 consecutive days, and remains confined on the date we receive the Medically-Related Surrender request at our Service Office; or
..   first diagnosed as having a "Fatal Illness" after the Issue Date and while the Annuity is in force. We may require a second or third opinion by a licensed physician chosen by us regarding a diagnosis of Fatal Illness. We will pay for any such second or third opinion.

 "Fatal Illness" means a condition (a) diagnosed by a licensed physician; and
 (b) that is expected to result in death within 24 months after the diagnosis in 80% of the cases diagnosed with the condition. "Medical Care Facility" means a facility operated and licensed pursuant to the laws of any United States jurisdiction providing medically necessary in-patient care, which is
 (a) prescribed by a licensed physician in writing; (b) recognized as a general hospital or long-term care facility by the proper authority of the United States jurisdiction in which it is located; (c) recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; and
 (d) certified as a hospital or long-term care facility; OR (e) a nursing home licensed by the United States jurisdiction in which it is located and offers the services of a Registered Nurse (RN) or Licensed Practical Nurse (LPN) 24 hours a day that maintains control of all prescribed medications dispensed and daily medical records. This waiver is not currently available in California and Massachusetts.

                                ANNUITY OPTIONS

 Annuitization involves converting your Unadjusted Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit). We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. Please refer to the "Optional Living Benefits"
 section in this prospectus for a description of annuity options that are available when you elect one of the optional living benefits. You must annuitize your entire Unadjusted Account Value; partial annuitizations are not allowed.

 You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95/th/ birthday of the oldest of any Owner and Annuitant whichever occurs first ("Latest Annuity Date") and no earlier than the earliest permissible Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. You may change your choices before the Annuity Date. If you have not provided us with your Annuity Date or annuity payment option in writing, then your Annuity Date will be the Latest Annuity Date. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years).

 If needed, we will require proof in Good Order of the Annuitant's age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant.

 If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Unadjusted Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Unadjusted Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2,000 on the Annuity Date.

 Once annuity payments begin, you no longer receive benefits under any optional living benefit (unless you have annuitized under that benefit) or the Death Benefit described below.

 Certain of these annuity options may be available as "settlement options" to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

 Please note that you may not annuitize within the first three Annuity Years (except as otherwise specified by applicable law).

 Option 1
 Annuity Payments for a Period Certain: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Owner dies during the income phase, payments will continue to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named for the remainder of the period certain.

 Option 2
 Life Income Annuity Option with a Period Certain: Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the "period certain"), subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you. We will use a period certain of 10 years, or a shorter duration if the Annuitant's life expectancy at the time the Annuity Option becomes effective, as computed under applicable IRS tables, is less than 10 years. If in this instance the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

 Other Annuity Options We May Make Available
 At the Annuity Date, we may make available other annuity options not described above. The additional options we currently offer are:
   . Life Annuity Option. We currently make available an annuity option that makes payments for the life of the Annuitant. Under that option, income is payable monthly, quarterly, semiannually, or annually, as you choose, until the death of the Annuitant. No additional annuity payments are made after the death of the Annuitant. No minimum number of payments is guaranteed. It is possible that only one payment will be payable if the death of the Annuitant occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

   . Joint Life Annuity Option. Under the joint lives option, income is payable monthly, quarterly, semiannually, or annually, as you choose, during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second Annuitant. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.
   . Joint Life Annuity Option With a Period Certain. Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the "period certain"), subject to our current rules, and thereafter during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second Annuitant. If the Annuitants' joint life expectancy is less than the period certain, we will institute a shorter period certain, determined according to applicable IRS tables. Should the two Annuitants die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or to your estate if no Beneficiary is named, until the end of the period certain.


 We reserve the right to cease offering any of these Other Annuity Options. If we do so, we will amend this prospectus to reflect the change. We reserve the right to make available other annuity or settlement options.

                           OPTIONAL LIVING BENEFITS

 Overview
 Pruco Life offers different optional living benefits, for an additional charge, that can provide retirement income protection for Owners while they are alive. Notwithstanding the additional protection provided under the optional living benefits, the additional cost has the impact of reducing net performance of the Investment Options. Each optional living benefit offers a type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of these optional living benefits for new elections at any time.

 The Highest Daily Lifetime Income v3.0 benefits are "Guaranteed Lifetime Withdrawal Benefits." These benefits are designed for someone who wants a guaranteed lifetime income stream through withdrawals over time, rather than by annuitizing. Please note that there is a Latest Annuity Date under your Annuity, by which date annuity payments must commence even if you are taking withdrawals under an optional living benefit.

 We currently offer the Highest Daily Lifetime Income v3.0 benefits listed below (collectively "Highest Daily v3.0 Benefits").


 Benefit                                       Description
-------------------------------------------------------------------------------------------------------------
 Highest Daily Lifetime Income v3.0            Provides a guaranteed lifetime income stream through
                                               withdrawals during the life of the Annuitant.
-------------------------------------------------------------------------------------------------------------
 Spousal Highest Daily Lifetime Income v3.0    Provides a guaranteed lifetime income stream through
                                               withdrawals during the lives of the Annuitant and his or her spouse.
-------------------------------------------------------------------------------------------------------------


 Please see the benefit descriptions that follow for a complete explanation of the terms, conditions and limitations of each optional living benefit.


 To make this Prospectus easier to read, we sometimes use different labels than are used in the Annuity. This is illustrated below. Although we use different labels, they have the same meaning in this prospectus as in the Annuity. You should also note that the label "Investment Options" as used in the Annuity includes the Secure Value Account; however, as used in this prospectus "Investment Options" does not include the Secure Value Account.


 ------------------------------------------------------------------------------
  Annuity                        Prospectus
 ------------------------------------------------------------------------------
  GA Fixed Account               Secure Value Account
 ------------------------------------------------------------------------------
  Transfer Account               AST Investment Grade Bond Sub-account ("Bond
                                 sub-account")
 ------------------------------------------------------------------------------
  Annual Income Percentage       Withdrawal Percentage
 ------------------------------------------------------------------------------
  Required Investment Options    Permitted Sub-accounts
 ------------------------------------------------------------------------------

 Electing An Optional Living Benefit
 You may elect any of the optional living benefits listed above at the time you purchase the Annuity, or at a later date, subject to availability of the benefit at that time and our then current rules. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. There is no guarantee that any benefit will be available for election at a later date. Also, if you elect an optional living benefit in the future, the Withdrawal Percentages and Roll-Up Rate applicable to your optional living benefit will be those in effect at the time you elect the optional living benefit, which may be different than the Withdrawal Percentages and Roll-Up Rate available at the time your Annuity is issued.

 If you elect Highest Daily Lifetime Income v3.0 Benefits and later terminate it, you may be able to re-elect it, subject to our current rules and availability. See "Termination of Existing Optional Living Benefit and Election of a New Optional Living Benefit" for information pertaining to elections, termination and re-election of optional living benefits.


 If you wish to elect this optional living benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts, the Secure Value Account and the DCA MVA options (i.e., in direct proportion to the proportion that each such Sub-account and the Secure Value Account bear to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income v3.0 Benefits so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

 Prior to a recent Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down
 Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The Windsor decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (IRC) are now available to a same sex spouse.

 On August 29, 2013, the Internal Revenue Service ("IRS") issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriage, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Currently, if a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes. Please consult with your tax or legal adviser before electing the Spousal Benefit for a same-gender spouse or civil union partner. Please see "Tax Considerations" for more information.


 Conditions of Electing An Optional Living Benefit

 When you elect an optional living benefit, certain conditions apply. First you are limited in the Sub-accounts to which you can allocate Account Value. Second, we will allocate a portion of your Account Value to the Secure Value Account. Last, we will apply a predetermined mathematical formula that may make transfers of your Account Value. These conditions are discussed briefly below.


 Allocation of Account Value
 As a condition of electing an optional living benefit, we limit the Investment Options to which you may allocate your Account Value (the "Permitted Sub-accounts"). If you elect an optional living benefit after your Annuity is issued, we will require you to reallocate Account Value that is currently allocated to Sub-accounts other than the Permitted Sub-accounts to the Permitted Sub-accounts. Please see "Investment Options" earlier in this prospectus for a listing of the Permitted Sub-accounts. We reserve the right to terminate your optional living benefit if you allocate amounts to a Sub-account that is not permitted. Prior to terminating an optional living benefit, we will send you written notice and provide you with an opportunity to reallocate to the Permitted Sub-accounts.

 We may change the Permitted Sub-accounts available with an optional living benefit. For more information, see "Other Important Considerations" in the benefit descriptions that follow.

 The Secure Value Account
 When you elect an optional living benefit at the time you purchase your Annuity, we allocate 10% of your initial Purchase Payment to the Secure Value Account. This means that 90% of your Purchase Payment will be allocated to the Permitted Sub-accounts. If you elect an optional living benefit after your Annuity has been issued, we will then allocate the same mandatory 10% of your Unadjusted Account Value to the Secure Value Account and 90% of your Unadjusted Account Value will remain allocated to the Permitted Sub-accounts. In addition, 10% of all additional Purchase Payments made while an optional living benefit is in effect will be allocated to the Secure Value Account. You cannot make transfers into or out of the Secure Value Account. The percentage of your overall Account Value in the Secure Value Account will change over time due to the performance of the Permitted Sub-accounts and interest credited to the Secure Value Account. When this happens, we will not rebalance your Account Value in order to maintain the 10% allocation to the Secure Value Account.


 We credit a fixed rate of interest daily on the Account Value allocated to the Secure Value Account while the benefit is in effect (the "crediting rate"). We determine this rate not more frequently than once a year based on several factors, including the investment return of the assets underlying our general account. The crediting rate will initially be based on the current crediting rate we offer when you elect the optional living benefit. On each benefit anniversary, your crediting rate will equal the then current renewal rate. We will send you a confirmation that shows the renewal rate each year. The crediting rate will apply to all amounts allocated to the Secure Value Account, including 10% of any additional Purchase Payments you make, until the following benefit anniversary. The minimum crediting rate is shown in your Annuity as the "Minimum GA Fixed Account Rate" and will not be less than 0.50% for the first 10 benefit years, and 1.00% thereafter.


 The Predetermined Mathematical Formula

 Each optional living benefit also requires your participation in a predetermined mathematical formula that may transfer your Account Value between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account. For more information, see "Overview of the Predetermined Mathematical Formula" under "Highest Daily Lifetime Income v.3.0 Benefit" in the benefit descriptions that follow:


 Impact of Optional Living Benefit Conditions
 The optional living benefit investment requirements and the formula are designed to reduce the difference between your Account Value and our liability under the optional living benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. The investment requirements and the formula do not guarantee any reduction in risk or volatility or any increase in Account Value. In fact, the Permitted Sub-account investment requirements could mean that you miss appreciation opportunities in other Investment Options. The formula could mean that you miss opportunities for investment gains in your selected Sub-accounts while Account Value is allocated to the AST Investment Grade Bond Sub-account, and there is no guarantee that the AST Investment Grade Bond Sub-account will not lose value. These requirements, however, could also protect your Account Value from losses that may occur in other Investment Options.

 The Secure Value Account reduces potential volatility of your Account Value and provides a fixed, guaranteed rate of return that is supported by our general account. This helps us manage the risks associated with offering optional living benefits. The required allocation to the Secure Value Account could mean that you miss opportunities for investment gains that would be possible if you were entirely invested in the Permitted Sub-accounts. The required allocation to the Secure Value Account, however, could also protect your Account Value from losses that may have otherwise occurred if your entire Account Value was allocated to the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.

 We are not providing you with investment advice through the use of these conditions. In addition, these conditions do not constitute an investment strategy that we are recommending to you.

 Additional Purchase Payments
 While Highest Daily Lifetime Income v3.0 is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time. We currently limit additional Purchase Payments received after the first anniversary of the benefit effective date to $50,000 in each benefit year.

 Notwithstanding the $50,000 limit discussed above, we may further limit, suspend or reject any additional Purchase Payment at any time, but only do so on a non-discriminatory basis. Circumstances where we may further limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

..   if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion (among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s));

..   if we are not then offering this benefit for new issues; or
..   if we are offering a modified version of this benefit for new issues.

 If we further exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Highest Daily Lifetime Income v3.0 Benefit to the level you originally intended. This means that your ability to increase the values associated with your Highest Daily Lifetime Income v3.0 Benefit through additional Purchase Payments may be limited or suspended. When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

 Lifetime Withdrawals Under an Optional Living Benefit
 The optional living benefits guarantee the ability to withdraw an annual amount each contract year (the "Annual Income Amount"), regardless of the performance of your Account Value. The Annual Income Amount is available until the death of the Annuitant (or the death of two spouses, if a spousal benefit is elected), subject to our rules regarding the timing and amount of withdrawals. The Annual Income Amount is initially equal to a percentage (the "Withdrawal Percentage") of a specific value (the "Protected Withdrawal Value") as discussed below.

 Under any of the optional living benefits, withdrawals in excess of the Annual Income Amount, called "Excess Income," will impact the value of the benefit including a permanent reduction in future guaranteed amounts, as discussed in the benefit descriptions that follow.

 Termination of Existing Optional Living Benefit and Election of a New Optional Living Benefit
 If you elect an optional living benefit, you may not terminate the benefit prior to the first benefit anniversary. This means once you elect the benefit, you will be subject to the benefit charge and the conditions discussed earlier in this section for at least the first benefit year, unless you surrender the Annuity. After you terminate the benefit, you may elect one of the then currently available benefits, subject to availability of the benefit at that time and our then current rules. Currently, you must wait 90 days from the date you terminate your previous benefit (the "waiting period") before you can make a new benefit election. Please note that once you terminate an existing Highest Daily v3.0 Benefit, you lose the guarantees that you had accumulated under that benefit and will begin the new guarantees under the newly elected Highest Daily v3.0 Benefit based on your Unadjusted Account Value as of the date the new benefit becomes effective. Also, the Withdrawal Percentages and Roll-Up Rate applicable to the newly elected Highest Daily v3.0 Benefit may be different than those applicable to your terminated benefit. If you later decide to re-elect an optional living benefit, your Account Value must be allocated to the then Permitted Sub-accounts. The mandatory allocation to the Secure Value Account will also apply. We reserve the right to waive, change and/or further limit availability, waiting periods and election frequencies in the future. Check with your Financial Professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may not provide the same guarantees and/or may be more expensive than the benefit you are terminating. In purchasing the Annuity and electing benefits, you should consider that there is no guarantee that any benefit will be available for election at a later date. You and your Financial Professional should carefully consider whether terminating your existing Highest Daily v3.0 Benefit and electing a new Highest Daily v3.0 Benefit is appropriate for you.

 Please refer to the benefit descriptions that follow for a complete explanation of the terms, conditions and limitations of each optional living benefit. You should consult with your Financial Professional to determine if any of these optional living benefits may be appropriate for you based on your financial needs. As is the case with optional living benefits in general, the fulfillment of our guarantee under these benefits is dependent on our claims-paying ability.

 HIGHEST DAILY LIFETIME INCOME v3.0 BENEFIT
 Highest Daily Lifetime Income v3.0 guarantees the ability to withdraw the "Annual Income Amount" regardless of the investment performance of your Unadjusted Account Value. The Annual Income Amount is available until the death of the Annuitant, subject to our rules regarding the timing and amount of withdrawals. The Annual Income Amount is initially equal to the Protected Withdrawal Value multiplied by the Withdrawal Percentage as discussed below. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. Withdrawals of Excess Income that reduce your Unadjusted Account Value to zero will terminate the Annuity and the optional living benefit. Withdrawals of Excess Income that do not reduce your Unadjusted Account Value to zero will reduce the Annual Income Amount in future Annuity Years on a proportional basis. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered "Lifetime Withdrawals" under the benefit. Withdrawals are taken first from your Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to withdrawals of Excess Income).

 The income benefit under Highest Daily Lifetime Income v3.0 currently is based on a single "designated life" who is at least 50 years old on the benefit effective date. Highest Daily Lifetime Income v3.0 is not available if you elect any other optional living benefit.

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income v3.0.

 Please note that if you elect Highest Daily Lifetime Income v3.0, your Account Value is not guaranteed, can fluctuate and may lose value.


 You may also participate in the 6 or 12 Month DCA Program if you elect Highest Daily Lifetime Income v3.0, subject to the 6 or 12 Month DCA Program's rules. See "6 or 12 Month Dollar Cost Averaging Program" for details.


 Election of and Designations under the Benefit


 For Highest Daily Lifetime Income v3.0, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 50 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v3.0. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v3.0, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our ownership guidelines.


 Key Features and Examples

 Descriptions and examples of the key features of the optional living benefit are set forth below. The examples are provided only to illustrate the calculation of various components of the optional living benefit. These examples do not reflect any of the fees and charges under the Annuity.

 Protected Withdrawal Value
 The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 Before you take your first Lifetime Withdrawal, your Protected Withdrawal Value is calculated using your "Periodic Value." Your Periodic Value is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value, as detailed below.

 During the first 10 benefit years and before you take your first Lifetime Withdrawal, the Periodic Value is the greater of:
..   the Periodic Value for the immediately preceding business day (the "Prior
    Valuation Day") appreciated at the daily equivalent of the Roll-Up Rate during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day, plus the amount of any Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day (as described in "Non-Lifetime Withdrawal Feature" below); and
..   the Unadjusted Account Value on the Current Valuation Day.

 Withdrawal Percentages and Roll-Up Rate
 Withdrawal Percentages are used to calculate your Annual Income Amount at the time of your first Lifetime Withdrawal. Withdrawal Percentages are also applied to any additional Purchase Payments you make and used to determine whether any Highest Daily Auto Step-Up will occur (see "Highest Daily Auto Step-Up" later in this section).


 The Roll-Up Rate is the guaranteed compounded rate of return credited to your Protected Withdrawal Value until the earlier of your first Lifetime Withdrawal and the 10th benefit anniversary. If you begin taking Lifetime Withdrawals prior to your 10/th/ benefit anniversary, the Roll-Up Rate will no longer increase your Protected Withdrawal Value.


 We declare the current Withdrawal Percentages and Roll-Up Rate that will apply to your Annuity. The current Withdrawal Percentages and Roll-Up Rate are set forth in the applicable Rate Sheet Prospectus Supplement that must accompany this prospectus. Once the Withdrawal Percentages and Roll-Up Rate for your Annuity are established, they will not change while the benefit is in effect. If you terminate and later re-elect the optional living benefit, the Withdrawal Percentages and Roll-Up Rate in effect at the time you re-elect the optional living benefit will apply to your new benefit.

 Example of Calculating Your Periodic Value Before Your First Lifetime Withdrawal, On or Before the 10th Anniversary of the Benefit Effective Date
 Assume: (1) you elected Highest Daily Lifetime Income v3.0 effective February 10; (2) the applicable Roll-Up Rate is 5%; (3) on February 13, you make an additional Purchase Payment of $50,000, and (4) your Unadjusted Account Value is as shown below.

 Note: all numbers are rounded to the nearest dollar for the purpose of this example

                                         Unadjusted
                          Date          Account Value
                          ----          -------------
                          February 10     $150,000
                          February 11     $149,500
                          February 12     $150,500
                          February 13*    $200,150

 *  Includes the value of the additional Purchase Payment

Periodic Value on February 10                                                                           $150,000

Periodic Value on February 11 is the greater of:
(1)Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5%
   annually $150,000 * (1.05)/(1/365) /=                                                                $150,020
(2)Unadjusted Account Value =                                                                           $149,500

Periodic Value on February 11                                                                           $150,020

Periodic Value on February 12 is the greater of:
(1)Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5%
   annually $150,020 * (1.05)/(1/365) /=                                                                $150,040
(2)Unadjusted Account Value =                                                                           $150,500

Periodic Value on February 12                                                                           $150,500

Periodic Value on February 13 is the greater of:
(1)Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5%
   annually $150,500 * (1.05)/(1/365) /= $150,520 plus the Purchase Payment of $50,000 =                $200,520
(2)Unadjusted Account Value =                                                                           $200,150

Periodic Value on February 13                                                                           $200,520

 After the first 10 benefit years but before you take your first Lifetime Withdrawal, the Roll-Up Rate will no longer increase your Periodic Value, and your Protected Withdrawal Value will be the greater of:
..   the Periodic Value for the Prior Valuation Day, plus the amount of any additional Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day; and
..   the Unadjusted Account Value on the Current Valuation Day.

 Because the daily appreciation of the Roll-Up Rate ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 Example of Calculating Your Periodic Value Before Your First Lifetime Withdrawal, After the 10th Anniversary of the Benefit Effective Date
 Assume: (1) the 10th anniversary of the date you elected Highest Daily Lifetime Income v3.0 was February 10; (2) on March 10, your Periodic Value is $300,000; (3) on March 13, you make an additional Purchase Payment of $25,000; and (4) your Unadjusted Account Value is as shown below.

 Note: all numbers are rounded to the nearest dollar for the purpose of this example

                                        Unadjusted
                            Date       Account Value
                            ----       -------------
                            March 11     $299,500
                            March 12     $300,750
                            March 13*    $325,400

 *  Includes the value of the additional Purchase Payment


Periodic Value on March 10                                                                            $300,000

PeriodicValue on March 11 is the greater of:
(1)Periodic Value for the immediately preceding business day =                                        $300,000
(2)Unadjusted Account Value =                                                                         $299,500

Periodic Value on March 11                                                                            $300,000

Periodic Value on March 12 is the greater of:
(1)Periodic Value for the immediately preceding business day =                                        $300,000
(2)Unadjusted Account Value =                                                                         $300,750

PeriodicValue on March 12                                                                             $300,750

Periodic Value on March 13 is the greater of:
(1)Periodic Value for the immediately preceding business day ($300,750) plus the Purchase Payment of
   $25,000 =                                                                                          $325,750
(2)Unadjusted Account Value =                                                                         $325,400

Periodic Value on March 13                                                                            $325,750


 After you take your first Lifetime Withdrawal, your Protected Withdrawal Value will be the greater of:
..   the Protected Withdrawal Value on the date of the first Lifetime
    Withdrawal, increased for additional Purchase Payments and reduced for subsequent Lifetime Withdrawals; and
..   the highest daily Unadjusted Account Value upon any step-up, increased for additional Purchase Payments and reduced for subsequent Lifetime Withdrawals (see "Highest Daily Auto Step-Up" later in this section).

 Annual Income Amount

 The Annual Income Amount is the annual amount of income for which you are eligible for life under Highest Daily Lifetime Income v3.0. The Annual Income Amount is equal to the applicable Withdrawal Percentage multiplied by the Protected Withdrawal Value at the time of the first Lifetime Withdrawal. The applicable Withdrawal Percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. For example, if your Protected Withdrawal Value is $300,000 and the applicable Withdrawal Percentage is 5%, your initial Annual Income Amount would be $15,000. The Annual Income Amount does not reduce in subsequent Annuity Years, unless you take a withdrawal of Excess Income as described below. Any additional Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income v3.0 and subsequent to the first Lifetime Withdrawal will immediately increase the then-existing Annual Income Amount by an amount equal to the additional Purchase Payment multiplied by the applicable Withdrawal Percentage based on the age of the Annuitant at the time of the first Lifetime Withdrawal.


 The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

..   If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
..   If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.


 You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.


 Withdrawals and Highest Daily Lifetime Income v3.0
 Highest Daily Lifetime Income v3.0 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. All withdrawals will be taken on a pro rata basis from all Investment Options and the Secure Value Account.

 Under Highest Daily Lifetime Income v3.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income
 Amount:
..   they will not reduce your Annual Income Amount in subsequent Annuity Years;
..   they will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year; and
..   you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 If cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be proportionately reduced (except with regard to certain Required Minimum Distributions as discussed in "Required Minimum Distributions" later in this section).

 Highest Daily Auto Step-Up
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime Income v3.0. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by the applicable Withdrawal Percentage, which varies based on the age of the Annuitant on that Annuity Anniversary. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will repeat this process on each subsequent Annuity Anniversary. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new Withdrawal Percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on Valuation Days. Taking regular Lifetime Withdrawals makes it less likely that a Highest Daily Auto Step-up will occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v3.0 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v3.0 upon a step-up, we will notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the Optional Living Benefits table in "Summary of Contract Fees and Charges."


 If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.


 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income v3.0 or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is November 1
..   Highest Daily Lifetime Income v3.0 is elected on August 1 of the following calendar year

..   The applicable Withdrawal Percentage is 5%
..   The first withdrawal is a Lifetime Withdrawal

 Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.

 Example of dollar-for-dollar reductions
 On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 Example of proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount.)

 Here is the calculation:


     Account Value before Lifetime withdrawal                  $118,000.00
     Amount of "non" Excess Income                             $  3,500.00
     Account Value immediately before Excess Income of $1,500  $114,500.00
     Excess Income amount                                      $  1,500.00
     Ratio ($1,500 / $114,500 = 1.31%)                                1.31%
     Annual Income Amount                                      $  6,000.00
     1.31% Reduction in Annual Income Amount                   $     78.60
     Annual Income Amount for future Annuity Years             $  5,921.40


 Example of highest daily auto step-up
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the applicable Withdrawal Percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.


 For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; because the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income Withdrawal on June 29.



                             Highest Daily Value        Adjusted Annual
              Unadjusted   (adjusted for withdrawal Income Amount (5% of the
    Date*    Account Value and purchase payments)**   Highest Daily Value)
    -----    ------------- ------------------------ ------------------------
    June 28   $238,000.00        $238,000.00               $11,900.00
    June 29   $226,500.00        $228,009.60               $11,400.48
    June 30   $226,800.00        $228,009.60               $11,400.48
    July 1    $233,500.00        $233,500.00               $11,675.00
    July 2    $231,900.00        $233,500.00               $11,675.00


 * In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

 ** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect a $10,000 withdrawal. The adjustments are determined as follows:

   . The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,000 before the Excess Income.

   . This amount ($232,000) is further reduced by 1.72% which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value $232,000 immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.


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   .   The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Unadjusted Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the final Highest Daily Value since it exceeds the $228,009.60 carried forward.
   . The July 1 adjusted Highest Daily Value of $233,580 is also greater than the July 2 Unadjusted Account Value of $231,900 so the $238,000 will be carried forward to the first Valuation Date of July 2.

 In this example, the final Highest Daily Value of $233,580 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.


 Non-Lifetime Withdrawal Feature
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime Income v3.0. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v3.0. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v3.0. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount (including any applicable CDSC and MVA) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.


 Example - Non-Lifetime Withdrawal (proportional reduction)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 3
..   Highest Daily Lifetime Income v3.0 is elected on September 4 of the following calendar year
..   The Unadjusted Account Value at benefit election was $105,000
..   No previous withdrawals have been taken under Highest Daily Lifetime Income
    v3.0

 On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v3.0 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 Here is the calculation:

    Withdrawal amount                                           $    15,000
    Divided by Account Value before withdrawal                  $   120,000
    Equals ratio                                                      12.50%
    All guarantees will be reduced by the above ratio (12.50%)
    Protected Withdrawal Value                                  $109,375.00

 Required Minimum Distributions
 Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1/st/ in the year following the date you turn age 70 1/2 and by December 31/st/ for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the below rules are applied.

 A "Calendar Year" runs from January 1 to December 31 of that year.

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



 Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.

 If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:
..   the remaining Annual Income Amount for that Annuity Year; plus
..   the second Calendar Year's RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).

 Example
 The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

 -----------------------------------------------------------------------------
 First Calendar Year       Annuity Year              Second Calendar Year
 -----------------------------------------------------------------------------
 01/01/2014 to 12/31/2014  06/01/2014 to 05/31/2015  01/01/2015 to 12/31/2015
 -----------------------------------------------------------------------------

 Assume the following:

..   RMD Amount for Both Calendar Years = $6,000;

..   Annual Income Amount = $5,000; and
..   A withdrawal of $2,000 was taken on 07/01/2014 (during the First Calendar
    Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.

 The amount that can be taken between 01/03/2015 and 05/31/2015 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:
..   The remaining Annual Income for that Annuity Year ($3,000); plus
..   The Second Calendar Year's RMD Amount minus the Annual Income Amount
    ($6,000 - $5,000 = $1,000).

 If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2015.

 Other Important Information
..   If, in any Annuity Year, your RMD amount is less than your Annual Income
    Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.
..   If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

..   If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.


 Benefits Under Highest Daily Lifetime Income v3.0

..   To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income v3.0, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Unadjusted Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount ("Excess Income") and reduce your Unadjusted Account Value to zero, Highest Daily Lifetime Income v3.0 terminates, we will make no further payments of Annual Income Amount and no additional Purchase Payments are permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.

..   Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Unadjusted Account Value, less any applicable tax charges, to any annuity option available; or

       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Unadjusted Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Unadjusted Account Value.

 Other Important Considerations

..   Withdrawals under Highest Daily Lifetime Income v3.0 are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income v3.0 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any partial withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account), the Secure Value Account and the DCA MVA Options. If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
..   Any Lifetime Withdrawal that does not cause cumulative withdrawals in that
    Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals, and you will be using an optional living benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon.
    For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account or the Secure Value Account. A summary description of the AST Investment Grade Bond Sub-account appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Sub-account prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity. Also, transfers we make to or from the Secure Value Account due to the election or termination of an optional living benefit will not count toward the maximum number of free transfers.
..   Upon election of the benefit, we allocate 10% of your Unadjusted Account
    Value to the Secure Value Account. This means 90% of your Unadjusted
    Account Value will be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your
    Account Value with this benefit, will apply to new elections of the benefit and may apply to current Owners of the benefit. Current Owners of the benefit will be able to maintain amounts previously allocated to those sub-accounts, but may not be permitted to transfer amounts or allocate new Purchase Payments to those sub-accounts.
..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts.
    On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated.
    During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
..   Any Death Benefit will terminate if withdrawals taken under Highest Daily
    Lifetime Income v3.0 reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefit" for more information.)

 Charge for Highest Daily Lifetime Income v3.0
 The current charge for Highest Daily Lifetime Income v3.0 is 1.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income v3.0 is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.25% of the greater of the prior Valuation Day's Unadjusted Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account but we do not deduct the fee from the Secure Value Account or the DCA MVA Option. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for the Highest Daily Lifetime Income v3.0 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, partial withdrawals may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 Termination of Your Highest Daily Lifetime Income v3.0 Benefit
 You may not terminate Highest Daily Lifetime Income v3.0 prior to the first benefit anniversary (the calendar date on which you elected the optional living benefit, occurring each Annuity Year after the first benefit year). If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. For example, there is currently a waiting period of 90 days before you can re-elect a new benefit (except in the case of spousal assumption of a contract).

 The benefit automatically terminates upon the first to occur of the following:
 (i) your termination of the benefit;
 (ii)your surrender of the annuity;
(iii)your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);
 (iv)our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned Annuities);
 (v) both the Unadjusted Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;

 (vi)you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value (subject to state law - please see Appendix C for Special Contract Provisions for Annuities Issued in Certain States);* or
(vii)you cease to meet our requirements as described in "Election Of and Designations Under the Benefit" above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations (subject to state law - please see Appendix C for Special Contract Provisions for Annuities Issued in Certain States).*


 * Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.

 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us;
 (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Highest Daily Lifetime Income v3.0, other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account and the Secure Value Account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If you are participating in an asset allocation program, amounts will be transferred in accordance with your instructions for that program. If, prior to the transfer from the AST Investment Grade Bond Sub-account and the Secure Value Account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v3.0 terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed in "Election of and Designations under the Benefit" and "Termination of Your Highest Daily Lifetime Income v3.0" earlier in this benefit description. For surviving spouses, however, we are currently waiving the 90 day waiting period. We reserve the right to resume applying this requirement at any time.

 Highest Daily Lifetime Income v3.0 Conditions
 Our goal is to seek a careful balance between providing value-added products, such as the Highest Daily Lifetime Income v3.0 benefits, while managing the risk to Pruco Life associated with offering these products. Three of the features that help us accomplish that balance are the Permitted Sub-accounts investment requirement, the mandatory allocation to the Secure Value Account and the predetermined mathematical formula that transfers Unadjusted Account Value between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account (referred to in this section as the "Bond Sub-account"). The Permitted Sub-accounts and predetermined mathematical formula are designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under the Highest Daily Lifetime Income v3.0 benefits. The Secure Value Account helps us manage the risks associated with offering optional living benefits by reducing potential volatility of your Account Value, while also providing a fixed, guaranteed rate of return. These features are not investment advice.

 Permitted Sub-accounts
 When you elect the benefit, we limit the Investment Options to which you may allocate your Account Value, as set forth in "Investment Options" earlier in the prospectus.

 The Secure Value Account

 When you elect Highest Daily Lifetime Income v3.0, we will transfer 10% of your Unadjusted Account Value to the Secure Value Account. You cannot transfer into, or out of, the Secure Value Account. The Secure Value Account will earn interest at a crediting rate that will be declared annually and reflected on the confirmation you receive each year.


 Overview of the Predetermined Mathematical Formula
 The formula is described below and set forth in Appendix B.

 The predetermined mathematical formula ("formula") monitors each individual contract each Valuation Day that the benefit is in effect on your Annuity, in order to help us manage guarantees through all market cycles. It helps manage the risk to us associated with these benefits, which is generally represented by the gap between your Unadjusted Account Value and the Protected Withdrawal Value. As the gap between these two values increases, the formula will determine if and how much money should be transferred into the Bond Sub-account. This movement is intended to reduce the equity risk we will bear in funding our obligation associated with these benefits. As the gap decreases (due to favorable performance of the Unadjusted Account Value), the formula then determines if and how much money should transfer back into the Permitted Sub-accounts. The use of the formula, combined with restrictions on the Sub-accounts you are allowed to invest in and the mandatory allocation to the Secure Value Account, lessens the risk that your Unadjusted Account Value will be reduced to zero while you are still alive, thus reducing the likelihood that we will make any lifetime income payments under this benefit.

 The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Unadjusted Account Value or the Protected Withdrawal Value. We are not providing you with investment advice through the use of the formula. The formula does not constitute an investment strategy that we are recommending to you. The formula may limit the potential for your Account Value to grow.

 Transfer Activity Under the Formula
 Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Unadjusted Account Value and your Protected Withdrawal Value. If none of your Unadjusted Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Unadjusted Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, over time, assuming none of the Unadjusted Account Value is allocated to the Bond Sub-account, the formula will allow for a greater decrease in the Unadjusted Account Value before a transfer to the Bond Sub-account is made.

 It is important to understand that transfers within your Annuity are specific to the performance of your chosen investment options, interest credited to the Secure Value Account and the performance of the Bond Sub-account while Account Value is allocated to it, as well as how long the benefit has been owned. For example, two contracts purchased on the same day, but invested differently, will likely have different results, as would two contracts purchased on different days with the same investment options.

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



 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Unadjusted Account Value, will differ from market cycle to market cycle, therefore producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Unadjusted Account Value and your Protected
    Withdrawal Value;
..   The amount of time the benefit has been in effect on your Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account and the Secure Value Account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 Under the formula, investment performance of your Unadjusted Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Unadjusted Account Value in the Permitted Sub-accounts to the Bond Sub-account.

 At any given time, some, most or none of your Unadjusted Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

 The amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts are two of the variables in the formula. Therefore, the investment performance of each affects whether a transfer occurs for your Annuity. As the amounts allocated to either the Bond Sub-account or the Permitted Sub-accounts increase, the performance of those sub-accounts will have a greater impact on your Unadjusted Account Value and hence a greater impact on if(and how much of) your Unadjusted Account Value is transferred to or from the Bond Sub-account. It is possible that if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Unadjusted Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 How the Formula Operates
 Generally, the formula, which is applied each Valuation Day, takes four steps in determining any applicable transfers within your Annuity.
 (1)First, the formula starts by identifying the value of future income payments we expect to pay. We refer to that value as the "Target Value" or "L".
 (2)Second, we subtract the sum of any amounts invested in the Bond Sub-account ("B") plus amounts in the Secure Value Account ("F") from the Target Value and divide that number by the amount invested in the Permitted Sub-Accounts ("V\\V\\ + V\\F\\") where "V\\V\\" is the current Account Value of the elected Sub-accounts of the Annuity, and "V\\F\\" is the current Unadjusted Account Value of the DCA MVA Options of the Annuity. We refer to this resulting value as the "Target Ratio" or "R".
 (3)Third, we compare the Target Ratio to designated thresholds and other rules described in greater detail below to determine if a transfer needs to occur.
 (4)If a transfer needs to occur, we use another calculation to determine the amount of the transfer.

 The Formula is:
    R = (L - (B + F))/ (V\\V\\ + V\\F\\)

 More specifically, the formula operates as follows:

 (1)We calculate the Target Value (L) by multiplying the Income Basis (as defined in Appendix B) for that day by 5% and by the applicable Annuity Factor found in Appendix B. If you have already made a Lifetime Withdrawal, your Target Value would take into account any automatic step-up, any subsequent Purchase Payments and any withdrawals of Excess Income.

    Example (assume the Income Basis is $200,000, and the contract is 11 1/2 months old, resulting in an annuity factor of 14.95)


    Target Value (L) = $200,000 x 5% x 14.95 = $149,500

 (2)Next, to calculate the Target Ratio (R), the Target Value is reduced by any amount held within the Bond Sub-account (B) and the Secure Value Account
    (F) on that day. The remaining amount is divided by the amount held within the Permitted Sub-accounts (V\\V\\ + V\\F\\).

    Example (assume the amount in the Bond Sub-account is zero, the amount in the Secure Value Account is $15,000 and the amount held within the Permitted Sub-accounts is $161,000)

    Target Ratio (R) = ($149,500 - $15,000)/$161,000 = 83.5%

 (3)If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on the third Valuation Day, make a transfer from your Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap discussed below). If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap). Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA MVA Options) will occur.

    Example: Assuming the Target Ratio is above 83% for a 3/rd/ consecutive Valuation Day, but less than or equal to 84.5% for three consecutive Valuation Days, a transfer into the Bond Portfolio occurred.

 (4)In deciding how much to transfer, we perform a calculation that essentially seeks to reallocate amounts held in the Permitted Sub-accounts, the Bond Sub-account and the Secure Value Account so that the Target Ratio meets a target, which currently is equal to 80% (subject to the 90% Cap and the maximum daily transfer limit discussed below). The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be subject to the maximum daily transfer limit.

 The 90% Cap
 The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account and the Secure Value Account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Unadjusted Account Value being allocated to the Bond Sub-account and the Secure Value Account, only the amount that results in exactly 90% of the Unadjusted Account Value being allocated to the Bond Sub-account and the Secure Value Account will be transferred. For example, assume 83% of your Unadjusted Account Value is allocated to the Bond Sub-account and 6% of your Unadjusted Account Value is allocated to the Secure Value Account. If the formula would require a transfer of 5% of your Unadjusted Account Value to the Bond Sub-account, only 1% of your Unadjusted Account Value would "actually be transferred to the Bond Sub-account". Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account and the Secure Value Account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected as well as interest credited to the Secure Value Account, your Unadjusted Account Value could be more than 90% invested in the Bond Sub-account and the Secure Value Account.

 Maximum Daily Transfer Limit
 On any given day, notwithstanding the above calculation and the 90% cap discussed immediately above, no more than a predetermined percentage of the sum of the value of Permitted Sub-accounts and the Unadjusted Account Value of all elected DCA MVA Options (the "Maximum Daily Transfer Limit") will be transferred to the Bond Sub-account. The applicable Maximum Daily Transfer Limit is stated in your Annuity and is currently 30%. If the formula would result in an amount higher than the Maximum Daily Transfer Limit being transferred into the Bond Sub-account, only amounts up to the Maximum Daily Transfer Limit will be transferred. On the following Valuation Day, the formula will calculate the Target Ratio for that day and determine any applicable transfers within your Annuity as described above. The formula will not carry over amounts that exceeded the prior day's Maximum Daily Transfer Limit, but a transfer to the Bond Sub-account may nevertheless occur based on the application of the formula on the current day. There is no limitation on the amounts of your Unadjusted Account Value that may be transferred out of the Bond Sub-account on any given day.

 Monthly Transfers
 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, the formula will perform an additional calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after this transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:
 a) The total value of all your Unadjusted Account Value in the Bond Sub-account, or
 b) An amount equal to 5% of your total Unadjusted Account Value.

 Other Important Information
..   The Bond Sub-account is not a Permitted Sub-account. As such, only the formula can transfer Unadjusted Account Value to or from the Bond Sub-account. You may not allocate Purchase Payments or transfer any of your Unadjusted Account Value to or from the Bond Sub-account.
..   The Secure Value Account is not a Permitted Sub-account. You may not allocate Purchase Payments or transfer any of your Unadjusted Account Value to or from the Secure Value Account. In addition, the formula will not transfer Unadjusted Account Value to or from the Secure Value Account.
..   While you are not notified before a transfer occurs to or from the Bond
    Sub-account, you will receive a confirmation statement indicating the transfer of a portion of your Unadjusted Account Value either to or from the Bond Sub-account. Your confirmation statements will be detailed to include the effective date of the transfer, the dollar amount of the transfer and the Permitted Sub-accounts the funds are being transferred to/from. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
   . Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or
   .   If a portion of your Unadjusted Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
   . Transfer a portion of your Unadjusted Account Value in the Permitted Sub-accounts and the DCA MVA Options to the Bond Sub-account.
..   If you make additional Purchase Payments to your Annuity, 10% of the additional purchase payments will be allocated to the Secure Value Account and the balance will be allocated to the Permitted Sub-accounts and subject to the formula. Each additional Purchase Payment will be allocated to the Investment Options according to the instructions you provide with such Purchase Payment. You may not provide allocation instructions that apply to more than one additional Purchase Payment. Thus, if you have not provided allocation instructions with a particular additional Purchase Payment, we will allocate the Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not choose to allocate Account Value, such as the AST Investment Grade Bond Sub-account.
..   Additional Purchase Payments allocate Unadjusted Account Value to the
    Secure Value Account but not to the Bond Sub-account. This means that additional Purchase Payments could adjust the ratio calculated by the formula and may result in Unadjusted Account Value being transferred either to the Permitted Sub-accounts or to the Bond Sub-account.
..   If you make additional Purchase Payments to your Annuity during a time when the 90% cap has suspended transfers to the Bond Sub-account, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Unadjusted Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Unadjusted Account Value is allocated to the Bond
    Sub-account and the Secure Value Account, and the formula will still not transfer any of your Unadjusted Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account).
..   If you are participating in Highest Daily Lifetime Income v3.0 and you are
    also participating in the 6 or 12 Month DCA Program, the following rules apply:
   . DCA MVA Options are considered "Permitted Sub-accounts" for purpose of the Target Ratio calculation ("L") described above.
   . The formula may transfer amounts out of the DCA MVA Options to the Bond Sub-account if the amount allocated to the other Permitted Sub-accounts is insufficient to cover the amount of the transfer.
   . The transfer formula will not allocate amounts to the DCA MVA Options when there is a transfer out of the Bond Sub-account. Such transfers will be allocated pro-rata to the variable Sub-accounts, excluding the Bond Sub-account.
   . A Market Value Adjustment is not assessed when amounts are transferred out of the DCA MVA Options under the transfer formula.

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.


 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the "Tax Considerations" section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income v3.0 or Spousal Highest Daily Lifetime Income v3.0 through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


 SPOUSAL HIGHEST DAILY LIFETIME INCOME v3.0 BENEFIT
 Spousal Highest Daily Lifetime Income v3.0 is the spousal version of Highest Daily Lifetime Income v3.0. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. This benefit guarantees, until the later death of two natural persons who are each other's spouse at the time of election of the benefit and at the death of the first of them (the "designated lives", and each, a "designated life"), the ability to withdraw the Annual Income Amount regardless of the investment performance of your Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. The Annual Income Amount is initially equal to the Protected Withdrawal Value Multiplied by the Withdrawal percentage as discussed below. Withdrawals of Excess Income that do not reduce your Unadjusted Account Value to zero will reduce the Annual Income Amount in future Annuity Years on a proportional basis. Withdrawals of Excess Income that reduce your Unadjusted Account Value to zero will terminate the Annuity and the optional living benefit. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered "Lifetime Withdrawals" under the benefit. Withdrawals are taken first from your Unadjusted Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v3.0 after the death of the first spouse.


 Spousal Highest Daily Lifetime Income v3.0 must be elected based on two designated lives, as described below. Each designated life must be at least 50 years old when the benefit is elected. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v3.0 benefit due to a divorce. See "Election of and Designations under the Benefit" below for details. Spousal Highest Daily Lifetime Income v3.0 is not available if you elect any other optional living benefit.

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income v3.0.

 Please note that if you elect Spousal Highest Daily Lifetime Income v3.0, your Account Value is not guaranteed, can fluctuate, and may lose Value.

 You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime Income v3.0, subject to the 6 or 12 Month DCA Program's rules.

 Election of and Designations under the Benefit

 Spousal Highest Daily Lifetime Income v3.0 can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of them. Currently, Spousal Highest Daily Lifetime Income v3.0 only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

..   One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. Each Owner/Annuitant and the Beneficiary must be at least 45 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The
    Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 50 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 45 years old at the time of election.


 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in cancellation of Spousal Highest Daily Lifetime Income v3.0. If the designated lives divorce, Spousal Highest Daily Lifetime Income v3.0 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.


 Remaining Designated Life: A Remaining Designated Life must be a natural person and must have been listed as one of the spousal designated lives when the benefit was elected. A spousal designated life will become the Remaining Designated Life on the earlier of the death of the first of the spousal designated lives to die, provided that they are each other's spouses at that time, or divorce from the other spousal designated life while the benefit is in effect. That said, if a spousal designated life is removed as Owner,

 Beneficiary, or Annuitant due to divorce, the other spousal designated life becomes the Remaining Designated Life when we receive notice of the divorce, and any other documentation we require, in Good Order. Any new
 Beneficiary(ies) named by the Remaining Designated Life will not be a spousal designated life.

 Key Features and Examples

 Descriptions and examples of the key features of the optional living benefit are set forth below. The examples are provided only to illustrate the calculation of various components of the optional living benefit. These examples do not reflect any of the fees and charges under the Annuity.

 Protected Withdrawal Value
 The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 Before you take your first Lifetime Withdrawal, your Protected Withdrawal Value is calculated using your "Periodic Value." Your "Periodic Value" is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value, as detailed below.

 During the first 10 benefit years and before you take your first Lifetime Withdrawal, the Periodic Value is the greater of:
..   the Periodic Value for the immediately preceding business day (the "Prior
    Valuation Day") appreciated at the daily equivalent of the Roll-Up Rate during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day, plus the amount of any Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day (as described in "Non-Lifetime Withdrawal Feature" below); and
..   the Unadjusted Account Value on the Current Valuation Day.

 Withdrawal Percentages and Roll-Up Rate
 Withdrawal Percentages are used to calculate your Annual Income Amount at the time of your first Lifetime Withdrawal. Withdrawal Percentages are also applied to any additional Purchase Payments you make and used to determine whether any Highest Daily Auto Step-Up will occur (see "Highest Daily Auto Step-Up" later in this section).


 The Roll-Up Rate is the guaranteed compounded rate of return credited to your Protected Withdrawal Value until your first Lifetime Withdrawal or the earlier of your first Lifetime Withdrawal and the 10th benefit anniversary. If you begin taking Lifetime Withdrawals prior to your 10/th/ benefit anniversary, the Roll-up Rate will no longer increase your Protected Withdrawal Value.


 We declare the current Withdrawal Percentages and Roll-Up Rate that will apply to your Annuity. The current Withdrawal Percentages and Roll-up Rate are set forth in the applicable Rate Sheet Prospectus Supplement that must accompany this prospectus. Once the Withdrawal Percentages and Roll-Up Rate for your Annuity are established, they will not change while the benefit is in effect. If you terminate and later re-elect the optional living benefit, the Withdrawal Percentages and Roll-Up Rate in effect at the time you re-elect the optional living benefit will apply to your new benefit.

 Example of Calculating Your Periodic Value Before Your First Lifetime Withdrawal, On or Before the 10th Anniversary of the Benefit Effective Date
 Assume: (1) you elected Spousal Highest Daily Lifetime Income v3.0 effective February 10; (2) the applicable Roll-Up Rate is 5%; (3) on February 13, you make an additional Purchase Payment of $50,000, and (4) your Unadjusted Account Value is as shown below.

 Note: all numbers are rounded to the nearest dollar for the purpose of this example

                                         Unadjusted
                          Date          Account Value
                          ----          -------------
                          February 10     $150,000
                          February 11     $149,500
                          February 12     $150,500
                          February 13*    $200,150

 *  Includes the value of the additional Purchase Payment

Periodic Value on February 10                                                                           $150,000

Periodic Value on February 11 is the greater of:
(1)Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5%
   annually $150,000 * (1.05)/(1/365)/ =                                                                $150,020
(2)Unadjusted Account Value =                                                                           $149,500

Periodic Value on February 11                                                                           $150,020

Periodic Value on February 12 is the greater of:
(1)Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5%
   annually $150,020 * (1.05)/(1/365)/ =                                                                $150,040
(2)Unadjusted Account Value =                                                                           $150,500

Periodic Value on February 12                                                                           $150,500

Periodic Value on February 13 is the greater of:
(1)Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5%
   annually $150,500 * (1.05)/(1/365)/ = $150,520 plus the Purchase Payment of $50,000 =                $200,520
(2)Unadjusted Account Value =                                                                           $200,150

Periodic Value on February 13                                                                           $200,520

 After the first 10 benefit years but before you take your first Lifetime Withdrawal, the Roll-Up Rate will no longer increase your Periodic Value, and your Protected Withdrawal Value will be the greater of:
..   the Periodic Value for the Prior Valuation Day, plus the amount of any additional Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day; and
..   the Unadjusted Account Value on the Current Valuation Day.

 Because the daily appreciation of the Roll-Up Rate ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 Example of Calculating Your Periodic Value Before Your First Lifetime Withdrawal, After the 10th Anniversary of the Benefit Effective Date
 Assume: (1) the 10th anniversary of the date you elected Spousal Highest Daily Lifetime Income v3.0 was February 10; (2) on March 10, your Periodic Value is $300,000; (3) on March 13, you make an additional Purchase Payment of $25,000; and (4) your Unadjusted Account Value is as shown below.

 Note: all numbers are rounded to the nearest dollar for the purpose of this example

                                        Unadjusted
                            Date       Account Value
                            ----       -------------
                            March 11     $299,500
                            March 12     $300,750
                            March 13*    $325,400

 *  Includes the value of the additional Purchase Payment


Periodic Value on March 10                                                                            $300,000

Periodic Value on March 11 is the greater of:
(1)Periodic Value for the immediately preceding business day =                                        $300,000
(2)Unadjusted Account Value =                                                                         $299,500

Periodic Value on March 11                                                                            $300,000

Periodic Value on March 12 is the greater of:
(1)Periodic Value for the immediately preceding business day =                                        $300,000
(2)Unadjusted Account Value =                                                                         $300,750

Periodic Value on March 12                                                                            $300,750

Periodic Value on March 13 is the greater of:
(1)Periodic Value for the immediately preceding business day ($300,750) plus the Purchase Payment of
   $25,000 =                                                                                          $325,750
(2)Unadjusted Account Value =                                                                         $325,400

Periodic Value on March 13                                                                            $325,750


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



 After you take your first Lifetime Withdrawal, your Protected Withdrawal Value will be the greater of:
..   the Protected Withdrawal Value on the date of the first Lifetime
    Withdrawal, increased for additional Purchase Payments and reduced for subsequent Lifetime Withdrawals; and
..   the highest daily Unadjusted Account Value upon any step-up, increased for additional Purchase Payments and reduced for subsequent Lifetime Withdrawals (see "Highest Daily Auto Step-Up" later in this section).

 Annual Income Amount

 The Annual Income Amount is the annual amount of income for which you are eligible for life under Spousal Highest Daily Lifetime Income v3.0. The Annual Income Amount is equal to the Withdrawal Percentage applicable to the younger designated life's age at the time of the first Lifetime Withdrawal multiplied by the Protected Withdrawal Value at the time of the first Lifetime Withdrawal. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. For example, if your Protected Withdrawal Value is $300,000 and the applicable Withdrawal Percentage is 4.5%, your initial Annual Income Amount would be $13,500. The Annual Income Amount does not reduce in subsequent Annuity Years, unless you take a withdrawal of Excess Income as described below. Any additional Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v3.0 and subsequent to the first Lifetime Withdrawal will immediately increase the then-existing Annual Income Amount by an amount equal to the additional Purchase Payment multiplied by the applicable Withdrawal Percentage based on the age of the younger designated life at the time of the first Lifetime Withdrawal.


 The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
..   If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
..   If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.


 You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.


 Withdrawals and Spousal Highest Daily Lifetime Income v3.0
 Spousal Highest Daily Lifetime Income v3.0 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. All withdrawals will be taken on a pro rata basis from all Investment Options and the Secure Value Account.

 Under Spousal Highest Daily Lifetime Income v3.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income
 Amount:
..   they will not reduce your Annual Income Amount in subsequent Annuity Years;
..   they will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year; and
..   you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 If cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be proportionately reduced (except with regard to certain Required Minimum Distributions as discussed in "Required Minimum Distributions" later in this section).

 Highest Daily Auto Step-Up
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by the applicable Withdrawal Percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will repeat this process on each subsequent Annuity Anniversary. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new Withdrawal Percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on Valuation Days. Taking regular Lifetime Withdrawals makes it less likely that a Highest Daily Auto Step-up will occur. At the

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


 time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v3.0 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v3.0 Benefit upon a step-up, we will notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the Optional Living Benefits table in "Summary of Contract Fees and Charges."


 If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.


 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for Spousal Highest Daily Lifetime Income v3.0 or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is November 1
..   Spousal Highest Daily Lifetime Income v3.0 is elected on August 1 of the following calendar year
..   The applicable Withdrawal Percentage is 4.5%
..   The first withdrawal is a Lifetime Withdrawal

 Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.

 Example of dollar-for-dollar reductions
 On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).

 Example of proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount.)

 Here is the calculation:


     Account Value before Lifetime Withdrawal                  $118,000.00
     Amount of "non" Excess Income                             $  2,900.00
     Account Value immediately before Excess Income of $2,100  $115,100.00
     Excess Income amount                                      $  2,100.00
     Ratio ($2,100 / $115,100 = 1.82%)                                1.82%
     Annual Income Amount                                      $  5,400.00
     1.82% Reduction in Annual Income Amount                   $     98.28
     Annual Income Amount for future Annuity Years             $  5,301.72


 Example of highest daily auto step-up
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the applicable Withdrawal Percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.


 For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.


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




                             Highest Daily Value        Adjusted Annual
              Unadjusted   (adjusted for withdrawal Income Amount (5% of the
    Date*    Account Value and purchase payments)**   Highest Daily Value)
    -----    ------------- ------------------------ ------------------------
    June 28   $238,000.00        $238,000.00               $10,710.00
    June 29   $226,500.00        $227,994.52               $10,259.75
    June 30   $226,800.00        $227,994.52               $10,259.75
    July 1    $233,500.00        $233,500.00               $10,507.50
    July 2    $231,900.00        $233,500.00               $10,507.50



 * In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:
   . The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,600 before the Excess Income.
   . This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.
   . The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Unadjusted Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.
   . The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

 In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.


 Non-Lifetime Withdrawal Feature
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime Income v3.0. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v3.0. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v3.0. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount (including any applicable CDSC and MVA) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.


 Example - Non-Lifetime Withdrawal (proportional reduction)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:
..   The Issue Date is December 3
..   Spousal Highest Daily Lifetime Income v3.0 is elected on September 4 of the following calendar year
..   The Unadjusted Account Value at benefit election was $105,000
..   No previous withdrawals have been taken under Spousal Highest Daily
    Lifetime Income v3.0

 On October 3 of the same year the benefit is elected, the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v3.0 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

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



 Here is the calculation:

     Withdrawal amount                                           $ 15,000
     Divided by Account Value before withdrawal                  $120,000
     Equals ratio                                                   12.50%
     All guarantees will be reduced by the above ratio (12.50%)
     Protected Withdrawal Value                                  $109,375

 Required Minimum Distributions

 See "Required Minimum Distributions" sub-section, within the discussion above concerning Spousal Highest Daily Lifetime Income v3.0.


 Benefits Under Spousal Highest Daily Lifetime Income v3.0

..   To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income v3.0, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the death of the first of them. After the Unadjusted Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount ("Excess Income") and reduce your Unadjusted Account Value to zero, Spousal Highest Daily Lifetime Income v3.0 terminates, we will make no further payments of the Annual Income Amount and no additional payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life provided the designated lives were spouses at the death of the first designated life.

..   Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Unadjusted Account Value, less any applicable state required premium tax, to any annuity option available; or

       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the first designated life, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the death of the first designated life,. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Unadjusted Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.


..   In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Unadjusted Account Value.

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



 Other Important Considerations

..   Withdrawals under Spousal Highest Daily Lifetime Income v3.0 are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal
    Highest Daily Lifetime Income v3.0 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account), the Secure Value Account and the DCA MVA Options. If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
..   Any Lifetime Withdrawal that does not cause cumulative withdrawals in that
    Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals, and you will be using an optional living benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon.
    For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account or the Secure Value Account. A summary description of the AST Investment Grade Bond Sub-account appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST Investment Grade Bond Sub-account prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity. Also, transfers we make to or from the Secure Value Account due to the election or termination of an optional living benefit will not count toward the maximum number of free transfers.
..   Upon election of the benefit, we allocate 10% of your Unadjusted Account
    Value to the Secure Value Account. This means 90% of your Unadjusted
    Account Value will be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Unadjusted Account Value with this benefit, will apply to new elections of the benefit and may apply to current Owners of the benefit. Current Owners of the benefit will be able to maintain amounts previously allocated to those sub-accounts, but may not be permitted to transfer amounts or allocate new Purchase Payments to those sub-accounts.
..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts.
    On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated.
    During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
..   Any Death Benefit will terminate if withdrawals taken under Spousal Highest
    Daily Lifetime Income v3.0 reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefit" for more information.)

 Charge for the Spousal Highest Daily Lifetime Income v3.0
 The current charge for Spousal Highest Daily Lifetime Income v3.0 is 1.10% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income v3.0 is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.275% of the greater of the prior Valuation Day's Unadjusted Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account but we do not deduct the fee from the Secure Value Account or the DCA MVA options. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily

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


 Lifetime Income v3.0 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero, and the withdrawal is not a withdrawal of Excess Income. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 Termination of Your Spousal Highest Daily Lifetime Income v3.0
 You may not terminate the Spousal Highest Daily Lifetime Income v3.0 prior to the first benefit anniversary (the calendar date on which you elected the optional living benefit, occurring each Annuity Year after the first benefit year). If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. For example, there is currently a waiting period of 90 days before you can re-elect a new benefit (except in the case of spousal continuation of a contract).

 The benefit automatically terminates upon the first to occur of the following:
 (i) upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;
 (ii)upon the death of the second designated life;
(iii)your termination of the benefit;
 (iv)your surrender of the Annuity;
 (v) your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);
 (vi)both the Unadjusted Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;

(vii)you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value (subject to state law - please see Appendix C for Special Contract Provisions for Annuities Issued in Certain States);* or
(viii)you cease to meet our requirements as described in "Election of and Designations under the Benefit" or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations (subject to state law - please see Appendix C for Special Contract Provisions for Annuities Issued in Certain States).*


 * Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.

 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us;
 (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Spousal Highest Daily Lifetime Income v3.0 other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account and the Secure Value Account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If you are participating in an asset allocation program, amounts will be transferred in accordance with your instructions for that program. If, prior to the transfer from the AST Investment Grade Bond Sub-account and the Secure Value Account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 Spousal Highest Daily Lifetime Income v3.0 Conditions
 See "Highest Daily Lifetime Income v3.0 Conditions" in the discussion of Highest Daily Lifetime Income v3.0 above for information regarding the conditions of the benefit.

 Additional Tax Considerations

 Please see the "Additional Tax Considerations" section under Highest Daily Lifetime Income v3.0 above.


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                                 DEATH BENEFIT

 TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT
 The Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If the Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. If the Annuity is owned by a natural person Owner who is not also the Annuitant and the Annuitant dies, then no Death Benefit is payable because of the Annuitant's death. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the "decedent." Where an Annuity is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the Annuitant under Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid out to the trust and there is no Death Benefit provided under the Annuity.

 We determine the amount of the Death Benefit as of the date we receive "Due Proof of Death." Due Proof of Death can be met only if each of the following is submitted to us in Good Order: (a) a death certificate or similar documentation acceptable to us (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds and (c) any applicable election of the method of payment of the death benefit by at least one Beneficiary (if not previously elected by the Owner). We must be made aware of all eligible Beneficiaries in order for us to have received Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.

 Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary - see "Payment of Death Benefit" below).


 After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the AST Money Market Sub-account. However, between the date of death and the date that we transfer any remaining Death Benefit to the AST Money Market Sub-account, the amount of the Death Benefit is impacted by the Insurance Charge and subject to market fluctuations.


 No Death Benefit will be payable if the Annuity terminates because your Unadjusted Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).

 EXCEPTIONS TO AMOUNT OF DEATH BENEFIT
 There are certain exceptions to the amount of the Death Benefit:

 Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Unadjusted Account Value on the date we receive Due Proof of Death (i.e., we would not pay the "Return of Adjusted Purchase Payment" amount defined below).

 Death Benefit Suspension Period. You also should be aware that there is a Death Benefit suspension period. If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), the Death Benefit will be suspended for a two year period starting from the date that person first became Owner or Annuitant. This suspension would not apply if the ownership or annuitant change was the result of Spousal Continuation or death of the prior Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Unadjusted Account Value. After the two-year suspension period is completed, the Death Benefit is the same as if the suspension period had not been in force. See "Change of Owner, Annuitant and Beneficiary Designations" in "Managing Your Annuity" with regard to changes of Owner or Annuitant that are allowable.

 DEATH BENEFIT AMOUNT
 The Annuity provides a Death Benefit at no additional charge. The amount of the Death Benefit is equal to the greater of:
   . The Return of Adjusted Purchase Payment amount, defined as the sum of all Purchase Payments you have made since the Issue Date of the Annuity until the date of Due Proof of Death, reduced by withdrawals as described below (currently, there are no charges that reduce Purchase Payments, for purposes of the Return of Adjusted Purchase Payment amount); and
   .   Your Unadjusted Account Value on the date we receive Due Proof of Death.

 Impact of Withdrawals on Death Benefit Amount
 Partial withdrawals reduce the Return of Adjusted Purchase Payment amount. The calculation utilized to reduce the Return of Adjusted Purchase Payment amount is dependent upon whether or not either Highest Daily Lifetime Income v3.0 or Spousal Highest Daily Lifetime Income v3.0 is in effect on the date of the withdrawal. Initially, the Return of Adjusted Purchase Payment amount is equal to the sum of all "adjusted" Purchase Payments (i.e., the amount of Purchase Payments we receive, less any fees or tax charges

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


 deducted from Purchase Payments upon allocation to the Annuity) allocated to the Annuity on its Issue Date. Thereafter, the Return of Adjusted Purchase Payments Amount is:

 (1)Increased by any additional adjusted Purchase Payments allocated to the Annuity, and
 (2)Reduced for any partial withdrawals. The method of reduction depends on whether or not any Highest Daily Lifetime Income v3.0 Benefit is in effect on the date the withdrawal is made and the amount of the withdrawal, as described below.

      (i)If either Highest Daily Lifetime Income v3.0 or Spousal Highest Daily Lifetime Income v3.0 is in effect on the date the partial withdrawal is made, a Non-Lifetime Withdrawal, as defined under the benefit, will proportionally reduce the Return of Adjusted Purchase Payments amount (i.e., by the ratio of the amount of the withdrawal to the Unadjusted Account Value immediately prior to the withdrawal). Any Lifetime Withdrawal that is not deemed Excess Income, as those terms are described in the benefit, will cause a dollar-for-dollar basis reduction to the Return of Adjusted Purchase Payments amount. All or any portion of a Lifetime Withdrawal in an Annuity Year that is deemed Excess Income, as defined in the benefit, will cause a proportional basis reduction to the Return of Adjusted Purchase Payments amount (i.e., by the ratio of the amount of the withdrawal to the Unadjusted Account Value immediately prior to the withdrawal).
     (ii)If neither Highest Daily Lifetime Income v3.0 nor Spousal Highest Daily Lifetime Income v3.0 is in effect on the date the partial withdrawal is made, the withdrawal will cause a proportional basis reduction to the Return of Adjusted Purchase Payments Amount (i.e., by the ratio of the amount of the withdrawal to the Unadjusted Account Value immediately prior to the withdrawal).

 Please be advised that a partial withdrawal that occurs on the same date as the effective date of Highest Daily Lifetime Income v3.0 or Spousal Highest Daily Lifetime Income v3.0 will be treated as if such benefit were in effect at the time of the withdrawal, for purposes of calculating the Return of Adjusted Purchase Payments amount. Further, if you terminate Highest Daily Lifetime Income v3.0 or Spousal Highest Daily Lifetime Income v3.0, and also take a withdrawal on that date, then the withdrawal will be treated as if such benefit were NOT in effect at the time of the withdrawal.

 SPOUSAL CONTINUATION OF ANNUITY
 Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment. The Unadjusted Account Value as of the date of Due Proof of Death will be equal to the Death Benefit that would have been payable. Any amount added to the Unadjusted Account Value will be allocated to the Sub-accounts (if you participate in an optional living benefit, such amount will not be directly added to the AST Investment Grade Bond Sub-account used by the benefit, but may be reallocated by the predetermined mathematical formula on the same day). No CDSC will apply to Purchase Payments made prior to the effective date of a spousal continuation. However, any additional Purchase Payments made after the date the spousal continuation is effective will be subject to all provisions of the Annuity, including the CDSC when applicable. For purposes of calculating the CDSC to which Purchase Payments made after spousal continuation may be subject, we employ the same CDSC schedule in the same manner as for Purchase Payments made prior to spousal continuation. Moreover, to calculate the CDSC applicable to the withdrawal of a Purchase Payment made by the surviving spouse, we would consider cumulative Purchase Payments made both before, on and after the date of spousal continuation. We will impose the Premium Based Charge on all Purchase Payments (whether received before, on or after the date of spousal continuation) according to the same schedule used prior to spousal continuation. To calculate the Premium Based Charge applicable to Purchase Payments after the date of spousal continuation, we would consider cumulative Purchase Payments made both before, on and after the date of spousal continuation.

 Subsequent to spousal continuation, the Death Benefit will be equal to the greater of:
..   The Unadjusted Account Value on Due Proof of Death of the surviving spouse;
    and
..   The Return of Adjusted Purchase Payments amount (as described above).
    However, upon spousal continuation, we reset the Return of Adjusted
    Purchase Payments amount to equal the Unadjusted Account Value. Any subsequent additional Purchase Payments or partial withdrawals would affect the Return of Adjusted Purchase Payments amount as described above.


 Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.


 We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date. However, upon such a spousal continuation, annuity payments would begin immediately.

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 A surviving spouse's ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see "Managing Your Annuity - Spousal Designations"). Please consult your tax or legal adviser for more information about such impact in your state.


 PAYMENT OF DEATH BENEFIT

 Alternative Death Benefit Payment Options - Annuities Owned By Individuals (Not Associated with Tax-favored Plans)
 Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent's death before the Annuity Date, the Death Benefit must be distributed:
   .   within five (5) years of the date of death (the "5 Year Deadline"); or
   . as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.

 Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse as defined for federal tax law purposes.

   . If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death (the "Qualified 5 Year Deadline"), or as periodic payments not extending beyond the life expectancy of the designated Beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5 Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the Death Benefit is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the Annuity may be continued with your spouse as the Owner.
   . If you die before a designated Beneficiary is named and before the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out by the Qualified 5 Year Deadline. If the Beneficiary does not begin installments by December 31/st/ of the year following the year of death, we will require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5 Year Deadline. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31/st/ of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.
   . If you die before a designated Beneficiary is named and after the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31/st/ of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.


 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code. The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. See the "Tax Considerations" and consult your tax adviser.


 BENEFICIARY CONTINUATION OPTION
 Instead of receiving the Death Benefit in a single payment, or under an
 Annuity Option, a Beneficiary may take the Death Benefit under an alternative Death Benefit payment option, as provided by the Code and described above under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and non-qualified Annuities. Under the Beneficiary Continuation Option:
..   The Beneficiary must apply at least $15,000 to the Beneficiary Continuation
    Option (thus, the Death Benefit amount payable to each Beneficiary must be at least $15,000).

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


..   The Annuity will be continued in the Owner's name, for the benefit of the
    Beneficiary.
..   Beginning on the date we receive an election by the Beneficiary to take the
    Death Benefit in a form other than a lump sum, the Beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. The charge is 1.00% per year.
..   Beginning on the date we receive an election by the Beneficiary to take the
    Death Benefit in a form other than a lump sum, the Beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Unadjusted Account Value. The fee will only apply if the Unadjusted Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
..   The initial Unadjusted Account Value will be equal to any Death Benefit that would have been payable to the Beneficiary if the Beneficiary had taken a lump sum distribution.
..   The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-accounts may not be available.
..   The Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
..   No DCA MVA Options will be offered for Beneficiary Continuation Options.
..   No additional Purchase Payments can be applied to the Annuity. Multiple death benefits cannot be combined in a single Beneficiary Continuation
    Option.
..   Premium Based Charges will no longer apply.
..   The Death Benefit and any optional living benefits elected by the Owner will no longer apply to the Beneficiary.
..   The Beneficiary can request a withdrawal of all or a portion of the
    Unadjusted Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the Beneficiary's withdrawal rights.
..   Withdrawals are not subject to CDSC.
..   Upon the death of the Beneficiary, any remaining Unadjusted Account Value will be paid in a lump sum to the person(s) named by the Beneficiary (successor), unless the successor chooses to continue receiving payments through a Beneficiary Continuation Option established for the successor.
..   If the Beneficiary elects to receive the death benefit proceeds under the
    Beneficiary Continuation Option, we must receive the election in Good Order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

 We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Beneficiary Continuation Option.

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                            VALUING YOUR INVESTMENT

 VALUING THE SUB-ACCOUNTS
 When you allocate Account Value to a Sub-account, you are purchasing Units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional living benefits whose annualized charge is deducted daily, the additional charge for such benefits.


 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional living benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See "Termination of Optional Living Benefits" below for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.


 Example
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we redeem 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 PROCESSING AND VALUING TRANSACTIONS
 Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Generally, financial transactions requested in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of regular trading on the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of regular trading on the NYSE will be used when valuing and processing transactions.

 The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

 In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.

 If, pursuant to SEC rules, the AST Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the AST Money Market Sub-account until the Portfolio is liquidated.

 Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive the Purchase Payment in Good Order at our Service Office. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) Valuation Days.

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 With respect to your initial Purchase Payment that is pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to market fluctuations during that period.

 As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm's principal approval and is provided with the application, or is notified of the firm principal's rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to the claims of our general creditors. Moreover, because the FINRA rule authorizing the use of such accounts is new, there may be uncertainty as to the segregation and treatment of such insurance company general account assets under applicable Federal and State laws.

 Additional Purchase Payments: We will apply any additional Purchase Payments as of the Valuation Day that we receive the Purchase Payment at our Service Office in Good Order. We may limit, restrict, suspend or reject any additional Purchase Payments at any time. See "Additional Purchase Payments" under "Purchasing Your Annuity".


 Scheduled Transactions: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto-Rebalancing, systematic withdrawals, Systematic Investments, Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day. In addition, if: you are taking your Annual Income Amount through our systematic withdrawal program; and the scheduled day is not a Valuation Day; and the next Valuation Day will occur in a new contract year, the transaction will be processed and valued on the prior Valuation Day.


 Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for partial withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and
 (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in "Processing And Valuing Transactions".


 Medically-Related Surrenders & Death Benefits: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.


 We generally pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Office.

 Termination of Optional Living Benefits: For the Highest Daily Lifetime Income v3.0 benefits, if the benefit terminates for any reason other than death or annuitization, we will deduct a final charge upon termination, based on the number of days since the charge for the benefit was most recently deducted.

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                              TAX CONSIDERATIONS


 The tax considerations associated with an Annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice. References to Purchase Payments below relate to the cost basis in your contract. Generally, the cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA.

 The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for Nonqualified Annuity Contracts and Required Distributions Upon Your Death for Qualified Annuity Contracts in this Tax Considerations section.

 Same Sex Couples
 The summary that follows includes a description of certain spousal rights under the contract and our administration of such spousal rights and related tax reporting. Prior to a recent Supreme Court decision, and consistent with
 Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The Windsor decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (IRC) are now available to a same sex spouse.

 On August 29, 2013, the Internal Revenue Service ("IRS") issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Currently, if a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes.

 There are several unanswered questions regarding the scope and impact of the Windsor case both as to the application of federal and state tax law. Absent further guidance from a state to the contrary, we will tax report and withhold at the state level consistent with the characterization of a given transaction under federal tax law (for example, a tax free rollover).

 Please consult with your tax or legal adviser before electing the Spousal Benefit for a same sex spouse or civil union partner.

 NONQUALIFIED ANNUITY CONTRACTS
 In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

 Taxes Payable by You
 We believe the Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract Owner.

 It is possible that the Internal Revenue Service (IRS) could assert that some or all of the charges for the optional living benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for Owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity date for your Annuity. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity date described in your Annuity. However, the IRS may not then consider your contract to be an annuity under the tax law.

 Taxes on Withdrawals and Surrender
 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn. Once all gain has been withdrawn,


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 payments will be treated as a nontaxable return of Purchase Payments until all
 Purchase Payments have been returned. After all Purchase Payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

 If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the contract to income tax.

 Taxes on Annuity Payments
 A portion of each annuity payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your Purchase Payments has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your Purchase Payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed purchase payments in the Annuity and the total value of the anticipated future payments until such time as all Purchase Payments have been recovered.

 Please refer to your Annuity contract for the maximum Annuity Date, also described above.

 Partial Annuitization
 Individuals may partially annuitize their nonqualified annuity if the contract so permits. The tax law allows for a portion of a nonqualified annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the contract is treated as a separate contract for purposes of determining taxability of the payments under IRC section 72. We do not currently permit partial annuitization.

 Medicare Tax on Net Investment Income
 The Patient Protection and Affordable Care Act, also known as the 2010 Health Care Act, included a new Medicare tax on investment income. This new tax, which became effective in 2013, assesses a 3.8% surtax on the lesser of
 (1) net investment income or (2) the excess of "modified adjusted gross income" over a threshold amount. The "threshold amount" is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,000 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the contract will be considered investment income for purposes of this surtax.

 Tax Penalty for Early Withdrawal from a Nonqualified Annuity Contract
 You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty);
    or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax adviser for further details.

 Special Rules in Relation to Tax-free Exchanges Under Section 1035
 Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. In Revenue Procedure 2011-38, the IRS has indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. We strongly urge you to discuss any transaction of this type with your tax adviser before proceeding with the transaction.


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 If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

 Taxes Payable by Beneficiaries for Nonqualified Annuity Contracts
 The Death Benefit options are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the Owner's estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the Beneficiary is taxed in the year of payment on gain in the contract.
..   Within 5 years of death of Owner: the Beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the Owner: the Beneficiary is taxed on each payment (part will be treated as gain and part as return of Purchase Payments).

 Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity owner when such contracts do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

 Reporting and Withholding on Distributions
 Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (including resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 Entity Owners
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is issued to a Charitable Remainder Trust (CRT), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually. As there are charges for the optional living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living benefits violates their fiduciary duty to the remainder beneficiary.

 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Code, such contract shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity. At this time, we will not issue an Annuity to grantor trusts with multiple grantors.

 At this time, we will not issue an Annuity to a grantor trust where the Grantor is not also the Annuitant. Where a previously issued contract was structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the contract is required to


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 terminate upon the death of the grantor of the trust if the grantor pre-deceases the Annuitant under Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the trust and it is not eligible for the death benefit provided under the contract.

 Annuity Qualification
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Internal Revenue Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

 Required Distributions Upon Your Death for Nonqualified Annuity Contracts. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). Your designated Beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the Owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract Owners and you will be given notice to the extent feasible under the circumstances.

 QUALIFIED ANNUITY CONTRACTS
 In general, as used in this prospectus, a Qualified Annuity is an Annuity contract with applicable endorsements for a tax-favored plan or a Nonqualified Annuity contract held by a tax-favored retirement plan.

 The following is a general discussion of the tax considerations for Qualified Annuity contracts. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs), including inherited
    IRAs (which we refer to as a Beneficiary IRA), which are subject to
    Sections 408(a) and 408(b) of the Code;
..   Roth IRAs, including inherited Roth IRAs (which we refer to as a
    Beneficiary Roth IRA) under Section 408A of the Code;
..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code)
..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);
..   Section 457 plans (subject to 457 of the Code).


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 A Nonqualified annuity may also be purchased by a 401(a) trust or custodial
 IRA or Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 Types of Tax-favored Plans
 IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "Free Look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the Purchase Payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.

 Contributions Limits/Rollovers. Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2014 the contribution limit is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.

 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA", which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

 In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. For plan years beginning after December 31, 2009, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as Owner of the contract, must be the "Annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as Owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1/st/ of the calendar year after the calendar year you turn age 70 1/2; and
..   Death and annuity payments must meet Required Minimum Distribution rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified Annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a Required Minimum Distribution, also described below.


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 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $52,000 in 2014, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2014, this limit is $260,000;
..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $17,500 in 2014 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2014. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same "Free Look" period, as you would have if you purchased the contract for a standard IRA.

 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59 1/2; (b) after the Owner's death; (c) due to the Owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2 , and distributions are not required to begin upon attaining such age or at any time thereafter.

 Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.

 TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $17,500 in 2014. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2014. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:
..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another employer's TDA plan or mutual fund "custodial


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 account" described under Code Section 403(b)(7). Employer contributions to
 TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

 Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

 Required Minimum Distributions and Payment Options
 If you hold the contract under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the contract. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

 You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

 Charitable IRA Distributions.
 Prior law provided a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. As of the beginning of 2014, this provision has expired and has not been extended. It is possible that Congress will extend this provision retroactively to include some or all of 2014.

 For distributions in tax years beginning after 2005 and before 2014, these rules provided an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deductions, if any, for charitable contributions.

 The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Per IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.

 Required Distributions Upon Your Death for Qualified Annuity Contracts
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

..   If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the contract may be continued with your spouse as the Owner.


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..   If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.
..   If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

 A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 Tax Penalty for Early Withdrawals from Qualified Annuity Contracts You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually.
    (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments or additional contributions to the contract during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax adviser for further details.

 Withholding
 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned contracts or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions
..   If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
..   For all other distributions, we will withhold at a 10% rate.

 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 ERISA Requirements
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale


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 of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.

 Spousal Consent Rules for Retirement Plans - Qualified Contracts
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

 Gifts and Generation-skipping Transfers
 If you transfer your contract to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

 Additional Information
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.


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                               OTHER INFORMATION

 PRUCO LIFE AND THE SEPARATE ACCOUNT

 Pruco Life. Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life has any legal responsibility to pay amounts that Pruco Life owes under its annuity contracts. This means that where you participate in an optional living benefit and the value of that benefit (e.g., the Protected Withdrawal Value for Highest Daily Lifetime Income v3.0) exceeds your current Account Value, you would rely solely on the ability of Pruco Life to make payments under the benefit out of its own assets. As Pruco Life's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life.


 Pruco Life incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC
 (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.


 Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life delivers this prospectus to current contracts owners that reside outside of the United States.

 Pruco Life conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Pruco Life may change over time. As of December 31, 2013, non-affiliated entities that could be deemed service providers to Pruco Life and/or an affiliated insurer within the Pruco Life business unit consisted of the following: Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street, East Hartford CT 06108, Broadridge Investor Communication Solutions, Inc. (proxy services and regulatory mailings), 51 Mercedes Way, Edgewood, NY 11717, Depository Trust & Clearing Corporation (clearing and settlement services), 55 Water Street, 26/th/ Floor, New York, NY 10041, Diversified Information Technologies Inc. (records management and administration of annuity contracts), 123 Wyoming Avenue, Scranton, PA 18503, ExlService Holdings, Inc., (administration of annuity contracts), 350 Park Avenue, 10/th/ Floor, New York, NY 10022, National Financial Services (clearing and settlement services) 82 Devonshire Street Boston, MA 02109, NEPS, LLC (composition, printing, and mailing of contracts and benefit documents), 12 Manor Parkway, Salem, NJ 03079, Pershing LLC (order-entry systems provider), One Pershing Plaza, Jersey City, NJ 07399.

 The Separate Account. We have established a Separate Account, the Pruco Life Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the Annuities. The Separate Account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life and legally belong to us. Pruco Life segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any business we may conduct. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuities, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life. The obligations under the Annuities are those of Pruco Life, which is the issuer of the Annuities and the depositor of the Separate Account. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.


 In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:
   . offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;
   . close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;
   .   combine the Separate Account with other "unitized" separate accounts;
   .   deregister the Separate Account under the Investment Company Act of 1940;

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


   . manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;
   . make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission's interpretation thereof;
   . establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;
   . make any changes required by federal or state laws with respect to annuity contracts; and

   . to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account.

 We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with guidance provided by the SEC or its staff (or after obtaining an order from the SEC, if required). We reserve the right to substitute underlying Portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.


 If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.


 With the DCA MVA Options, we use a separate account of Pruco Life different from the Pruco Life Flexible Premium Variable Annuity Account discussed above. The separate account for the MVA options is not registered under the Investment Company Act of 1940. Moreover, you do not participate in the appreciation or depreciation of the assets held by that separate account.


 The General Account. Our general obligations and any guaranteed benefits under the Annuity are supported by our general account, which includes amounts in the Secure Value Account, and are subject to our claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The general account is subject to regulation and supervision by the Arizona Department of Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.

 Service Fees Payable to Pruco Life

 Pruco Life and our affiliates receive substantial payments from certain underlying Portfolios and/or related entities. Those payments may include Rule 12b-1 fees, administrative services fees and "revenue sharing" payments. Rule 12b-1 fees compensate our affiliated principal underwriter for a variety of services, including distribution services. Administrative services fees compensate us for providing administrative services with respect to Owners invested indirectly in the Portfolio, including recordkeeping services and the mailing of prospectuses and reports. We may also receive "revenue sharing" payments, which are payments from investment advisers or other service providers to the Portfolios. Some fees, such as Rule 12b-1 fees, are paid directly by the Portfolio. Some fees are paid by entities that provide services to the Portfolios. The existence of these payments may increase the overall cost of investing in the Portfolios. Because these payments are made to Pruco Life and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments made to us.

 Effective February 25, 2013, most AST Portfolios adopted a Rule 12b-1 fee. Prior to that fee, most AST Portfolios had an administrative services fee. The Rule 12b-1 fee compensates our affiliate for distribution and administrative services. We also receive "revenue sharing" payments from the advisers to the underlying Portfolios. As of March 1, 2013, the maximum combined fees and revenue sharing payments we receive with respect to a Portfolio are equal to an annual rate of 0.50% the average assets allocated to the Portfolio under the Annuity. We expect to make a profit on these fees and payments.

 In addition, an investment adviser, sub-adviser or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, sub-adviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributors, and the amounts of such payments may vary between and among each adviser, sub-adviser, and distributor depending on their respective participation.


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 During 2013, with regard to amounts that were paid under these kinds of arrangements described immediately above, the amounts ranged from approximately $1,102.17 to approximately $228,242.01. These amounts may have been paid to one or more Prudential-affiliated insurers issuing individual variable annuities.

 LEGAL STRUCTURE OF THE UNDERLYING PORTFOLIOS
 Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.


 Voting Rights

 We are the legal Owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also "mirror vote" shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting", it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund Portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.

 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisers for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisers by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The exemption does not apply to the AST Franklin Templeton Founding Funds Allocation Portfolio; shareholder approval of new subadvisory agreements for this Portfolio only is required. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.


 Material Conflicts

 It is possible that differences may occur between companies that offer shares of an underlying Portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying Portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.


 Confirmations, Statements, and Reports
 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm certain regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, systematic withdrawals (including 72(t)/72(q) payments and Required Minimum Distributions), electronic funds transfer, Dollar Cost Averaging, auto rebalancing, and Premium Based Charges in quarterly statements instead of confirming them immediately. You should review the information in these

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



 statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge $50 for each such additional or previously sent report, but may waive that charge in the future. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.


 DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE

 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and AST Portfolios. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registered under the Exchange Act (collectively, "Firms"). The affiliated broker/dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life.


 Under the selling agreements, commissions are paid to firms on sales of the Annuity according to one or more schedules. The registered representative will receive all or a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 5%. In addition, we may pay trail commissions, equal to a percentage of the average account value or based on other criteria. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account. Compensation varies by annuity product, and such differing compensation could be a factor in which annuity a Financial Professional recommends to you.

 In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or our annuities generally on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealers firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on an annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about our annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PAD. We, or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

 The list below identifies three general types of payments that PAD pays to registered broker/dealers and firms which are broadly defined as follows:

   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total assets, subject to certain criteria in certain Pruco Life products.
   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under Pruco Life annuity products sold through the firm.
   . Fixed Payments: These types of payments are made directly to or in sponsorship of the firm.

 Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their registered representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments periodically during the relationship for systems, operational and other support.


 The list below includes the names of the firms that we are aware (as of December 31, 2013) received payment with respect to our annuity business generally during 2013 (or as to which a payment amount was accrued during 2013). Because this Annuity is new, the list below does not reflect amounts paid with respect to the sale of this Annuity. The firms listed below include those receiving payments in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your Financial Professional can provide you with more information about the compensation arrangements that apply upon request. During 2013, the least amount paid, and greatest amount paid, were $6.09 and $8,190,573.05, respectively.

 Name of Firm:




  1st Global Capital Corp.
  A.W. Hastings & Co.
  ABC Consulting
  ABN AMRO WCS Holding Company
  Advisor Group
  Aegon Transamerica
  Affordable Housing Agency
  AFS Brokerage, Inc.
  AIG Advisor Group
  AIG Financial Advisors Inc
  Alliance
  Allianz
  Allstate Financial Services, LLC
  Alpha Simplex
  American Portfolio Financial Services Inc
  Ameriprise Financial, Inc.
  Ameritas Investment Corp.
  Ameritus Capital Group, Inc.
  Annuity Partners
  Annuity Services
  Arete Wealth Management
  Arvest Asset Management
  Arvest Bank
  Associated Securities Corp
  Astoria Federal Savings
  AUSDAL Financial Partners, Inc.
  AXA Advisors, LLC
  BancWest Investment Services
  Banc of America Invest.Svs(SO)
  BBVA Compass Investment Solutions, Inc.
  Bank of Oklahoma
  Bank of the West
  BB&T Investment Services, Inc.
  BCG Securities, Inc.
  Beaconsfield Financial Services
  Berthel Fisher & Company
  BlackRock Financial Management Inc.
  Broker Dealer Financial Services
  Brokers International
  Cadaret, Grant & Co., Inc.
  Cades Schutte
  Calton & Associates, Inc.
  Cambridge Advisory Group
  Cambridge Investment Research, Inc.
  Cantella & Co., Inc.
  Cape Securities, Inc.
  Capital Analysts
  Capital Financial Services, Inc.
  Capital Guardian
  Capital Investment Group, Inc.
  Capital One Investment Services, LLC
  Capital Securities Management
  CCO Investment Services Corp
  Centaurus Financial, Inc.
  Cetera Advisor Network LLC
  Cetera Financial Group LLC
  Cetera Financial Specialists
  Cetera Investment Services
  CFD Investments, Inc.
  Charter One Bank (Cleveland)
  Chase Investment Services
  Citigroup Global Markets Inc.
  Citizens Bank and Trust Company
  Coastal Agents Alliance
  Cognizant
  Cohen & Steers Inc.
  Comerica Securities, Inc.
  Commonwealth Financial Network
  Compass Bank Wealth Management Group
  Comprehensive Asset Management
  Concord Advisors, Inc.
  Conover Capital Management LLC
  Consolidated Marketing Group
  Cornerstone Financial
  Craig Schubert
  Crown Capital Securities, L.P.
  CUNA Brokerage Svcs, Inc.
  CUSO Financial Services, L.P.
  David Lerner and Associates
  DFA
  Eaton Vance
  Edward Jones & Co.
  Emerald Equity Advisors
  Epoch Investment Management
  Equity Services, Inc.
  Essex Financial Services, Inc.
  Farmer's Bureau (FBLIC)
  Fidelity Institutional Wealth Services (FIWS)
  Fidelity Investments
  Fifth Third Securities, Inc.
  Financial Planning Consultants
  Financial Security Management, Inc.
  Financial Solutions Partners, LLC
  Financial West Group
  First Allied Securities Inc
  First Citizens Bank
  First Heartland Capital, Inc.
  First Merit Investments
  First Southeast Investor Services
  First Tennessee Brokerage, Inc
  First Trust Portfolios L.P.
  Foothill Securities, Inc.
  Foresters Equity Services Inc.
  Fortune Financial Services, Inc.
  Franklin Templeton
  Frost Brokerage Services
  FSC Securities Corp.
  FSIC
  GATX Southern Star Agency
  Gary Goldberg & Co., Inc.
  Geneos Wealth Management, Inc.
  Girard Securities, Inc.
  Goldman Sachs & Co.
  Great American Investors, Inc.
  GWN Securities, Inc.
  H. Beck, Inc.
  HBW Securities LLC
  H.D. Vest Investment
  Hantz Financial Services, Inc.
  Harbour Investments, Inc.
  Harvest Capital, LLC
  Horan Associates
  HSBC
  Huntleigh Securities
  Independent Financial Group, LLC
  Infinex Investments, Inc.
  ING Financial Partners, LLC
  Institutional Securities Corp.
  Integral Financial, LLC
  Invesco Ltd.
  Invest Financial Corporation
  Investacorp
  Investment Centers of America
  Investment Planners, Inc.
  Investment Professionals
  Investors Capital Corporation
  Investors Security Co, Inc.
  JHS Capital
  J.J.B. Hilliard Lyons, Inc.
  J.P. Morgan
  J.W. Cole Financial, Inc.
  Janney Montgomery Scott, LLC.
  Jennison Associates, LLC
  Jennison Dryden Mutual Funds
  John Hancock
  Key Bank
  Key Investment Services LLC
  KMS Financial Services, Inc.
  Kovack Securities, Inc.
  L.M. Kohn & Company
  LaSalle St. Securities, LLC
  Lazard
  Leaders Group Inc.
  Legend Equities Corporation
  Legend Securities, Inc.
  Legg Mason
  Lincoln Financial Advisors
  Lincoln Financial Securities Corporation
  Lincoln Investment Planning
  Lord Abbett
  LPL Financial Corporation
  M and T Bank Corporation
  M Holdings Securities, Inc
  Mass Mutual Financial Group
  McClurg Capital Corporation
  Mercer Consulting
  Merrill Lynch, P,F,S
  MetLife
  MFS
  Michigan Securities, Inc.
  Mid-America Securities
  Milbank
  MML Investors Services, Inc.
  Money Concepts Capital Corp.
  Morgan Keegan & Company
  Morgan Stanley Smith Barney
  Mutual of Omaha Bank
  National Planning Corporation

  National Securities Corp.
  Nationwide Securities, LLC
  Natixis Funds
  Neuberger Berman
  New England Securities Corp.
  New York Life
  Newbridge Securities Corp.
  Newport Coast Securities
  Next Financial Group, Inc.
  NFP Securities, Inc.
  North American Management
  North Ridge Securities Corp.
  Northwestern Mutual
  NPB Financial Group, LLC
  Ohio National Financial Services
  Omni Housing Development LLC
  OneAmerica Securities, Inc.
  Oppenheimer & Co, Inc.
  Park Avenue Securities, LLC
  Perryman Financial Advisory
  PIMCO
  PlanMember Securities Corp.
  PNC Investments, LLC
  PNC Bank
  PNC Wealth Management
  Prime Capital Services, Inc.
  Principal Financial Group
  Princor Financial Services Corp.
  Private Client Services, LLC
  ProEquities
  Prospera Financial Services, Inc.
  Prudential Annuities
  Purshe Kaplan Sterling Investments
  QA3 Financial Corp.
  Quest Financial Services
  Questar Capital Corporation
  Raymond James & Associates
  Raymond James Financial Svcs
  RBC Capital Markets Corporation
  Resource Horizons Group
  RNR Securities, LLC
  Robert W. Baird & Co., Inc.
  Royal Alliance Associates
  Russell Investments
  Rydex Funds
  Sagemark Consulting
  SagePoint Financial, Inc.
  Sage Rutty & Co., Inc.
  Sammons Enterprises, Inc.
  Sammons Securities Co., LLC
  Santander
  Scarborough Capital Management, Inc.
  SCF Securities, Inc.
  Schroders Investment Management
  se2
  Seacoast Capital
  Securian Financial Svcs, Inc.
  Securities America, Inc.
  Securities Service Network
  Sigma Financial Corporation
  Signator Investors, Inc.
  SII Investments, Inc.
  SMH Capital, Inc.
  Southeast Financial Group, Inc.
  Spire Securities LLC
  Stephens, Inc
  Sterne Agee Financial Services, Inc.
  Stifel Nicolaus & Co.
  Strategic Fin Alliance Inc
  Strategic Financial Group LPP
  Summit Brokerage Services, Inc
  Summit Equities, Inc.
  Sunset Financial Services, Inc
  SunTrust Investment Services, Inc.
  SunAmerica Securities
  SWS Financial Services, Inc
  Symetra Investment Services Inc
  Syndicated
  Synovus Financial Corporation
  T. Rowe Price Group, Inc.
  Taylor, Colicchio & Silverman, LLP
  TFS Securities, Inc.
  The Investment Center
  The O.N. Equity Sales Co.
  The Prudential Insurance Company of America
  The Washington Update
  Tomorrow's Financial Services, Inc.
  Tower Square Securities, Inc.
  TransAmerica Financial Advisors, Inc.
  Triad Advisors, Inc.
  Trustmont Financial Group, Inc.
  UBS Financial Services, Inc.
  Umpqua Investments
  Union Bank of California
  Unionbanc Investment Serv, LLC
  United Bank
  United Brokerage Services, Inc.
  United Planners Fin. Serv.
  USA Financial Securities Corp.
  US Bank
  UVEST Fin'l Srvcs Group, Inc.
  VALIC Financial Advisors, Inc
  Veritrust Financial LLC
  Vision Service Plan
  VSR Financial Services, Inc.
  Waddell & Reed Inc.
  Wall Street Financial Group
  Walnut Street Securities, Inc.
  Wayne Hummer Investments LLC
  Webster Bank
  Wedbush Morgan Securities
  Wells Fargo Advisors LLC
  Wells Fargo Advisors LLC - Wealth
  Wells Fargo Investments LLC
  Wescom Financial Services LLC
  Western International Securities, Inc.
  WFG Investments, Inc.
  William Blair & Co
  Wintrust Financial Corporation
  Woodbury Financial Services
  Workman Securities Corporation
  World Equity Group, Inc.
  World Group Securities, Inc.
  WRP Investments, Inc
  Wunderlich Securities


 While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your Financial Professional can provide you with more information about the compensation arrangements that apply upon request.

 FINANCIAL STATEMENTS
 The financial statements of the Separate Account and Pruco Life are included in the Statement of Additional Information.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 LEGAL PROCEEDINGS


 Litigation and Regulatory Matters
 Pruco Life is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Pruco Life's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

 Pruco Life establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2013, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Pruco Life reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

 In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC, filed in the Circuit Court of Leon County, Florida, was served on The Prudential Insurance Company of America ("Prudential Insurance"). The complaint alleges that Prudential Insurance failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In March 2013, the Company filed a motion to dismiss the complaint. In August 2013, the court dismissed the complaint with prejudice. In September 2013, plaintiff filed an appeal with Florida's Circuit Court of the Second Judicial Circuit in Leon County.

 In October 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit, State of West Virginia ex. Rel. John D. Perdue v. PRUCO Life Insurance Company, in the Circuit Court of Putnam County, West Virginia. The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia. The complaint seeks to examine the records of Pruco Life to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount. In April 2013, Pruco Life filed a motion to dismiss the complaint. In December 2013, the Court granted Pruco Life's motion and dismissed the complaint with prejudice. In January 2014, the State of West Virginia appealed the decision.

 In January 2012, a Global Resolution Agreement entered into by Pruco Life and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by Pruco Life to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires Pruco Life to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with Pruco Life.

 Pruco Life is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York State Department of Financial Services ("NYDFS") has requested that 172 life insurers (including Pruco Life) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of Pruco Life's compliance with New York's unclaimed property laws. In February 2012, the Massachusetts Office of the Attorney General requested information regarding Pruco Life's unclaimed property procedures. In December 2013, this matter was closed without prejudice. In May 2013, Pruco Life entered into a settlement agreement with the Minnesota Department of Commerce, Insurance Division, which requires Pruco Life to take additional steps to identify deceased insureds and contract holders where a valid claim has not been made.

 In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in state court and removed to the United States District Court for the Southern District of Illinois. The complaint makes allegations under Illinois law, on behalf of a class of Illinois residents whose death benefit claims were settled by retained assets accounts. In March 2011, the complaint was amended to drop Prudential Financial as a defendant and add Pruco Life and The Prudential Insurance Company of America as a defendant. The matter is now captioned Phillips v. Prudential Insurance and Pruco Life Insurance Company. In November 2011, the complaint was dismissed. In December 2011, plaintiff appealed the dismissal. In May 2013, the United States Court of Appeals for the Seventh Circuit affirmed the dismissal of plaintiff's putative class action complaint. In August 2013, plaintiff's time to appeal the dismissal expired.


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




 Pruco Life's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Pruco Life's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life's financial position.


              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

 The following are the contents of the Statement of Additional Information:
..   Company
..   Experts
..   Principal Underwriter
..   Payments Made to Promote Sale of Our Products
..   Determination of Accumulation Unit Values
..   Financial Statements

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


                               HOW TO CONTACT US


 Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

 Prudential's Customer Service Team
 Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.

 Internet
 Access information about your Annuity through our website:
 www.prudentialannuities.com

 Correspondence Sent by Regular Mail
 Prudential Annuity Service Center
 P.O. Box 7960
 Philadelphia, PA 19176

 Correspondence Sent by Overnight, Certified or Registered Mail
 Prudential Annuity Service Center
 2101 Welsh Road
 Dresher, PA 19025

 Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this Prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

 You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

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


                     APPENDIX A - ACCUMULATION UNIT VALUES


 Because the Annuity was first offered on February 10, 2014, no historical Unit Values are depicted here. However, such historical Unit Values will be set forth in subsequent amendments to this prospectus.

 APPENDIX B - FORMULA FOR HIGHEST DAILY LIFETIME INCOME V3.0 SUITE OF OPTIONAL
                                LIVING BENEFITS

   TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST
                       INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Income v3.0 Suite of benefits (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\us\\ - the secondary upper target is established on the Effective Date and is not changed for the life of the guarantee. Currently it is 84.5%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

   .   V\\v\\ - the Account Value of all elected sub-accounts in the Annuity.

   . V\\F\\ - the Unadjusted Account Value of all elected DCA MVA Options in the Annuity.

   .   F - the Account Value of the Secure Value Account.

   . UAV - the total Unadjusted Account Value (equal to the sum of V\\V\\, V\\F\\, B and F).

   .   B - the total value of the AST Investment Grade Bond Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments and adjusted proportionally for Excess Income*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional Purchase Payments and adjusted proportionately for Excess Income* and (3) any highest daily Unadjusted Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional Purchase Payments and adjusted for withdrawals, as described herein.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Sub-account.

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio.

   . X - the Maximum Daily Transfer Percentage that can be transferred into the AST Investment Grade Bond Sub-account. There is no Maximum Daily Transfer Percentage applied to transfers out of the AST Investment Grade Bond Sub-account.

 * Note: Lifetime Withdrawals that are not considered withdrawals of Excess Income do not reduce the Income Basis.

 DAILY TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary. Target Values are subject to change for new elections of this benefit on a going-forward basis.

                            L    =    0.05 * P * a

 DAILY TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

            Target Ratio r    =    (L - (B + F))/(V\\V\\ + V\\F\\).

       . If on the third consecutive Valuation Day r is greater than C\\u\\ and r is less than or equal to C\\us\\ or if on any day r is greater than C\\us\\, and transfers have not been suspended due to the 90% cap rule, assets in the elected sub-accounts and the DCA MVA Options, if applicable, are transferred to the AST Investment Grade Bond Sub-account.

       . If r is less than C\\l\\, and there are currently assets in the AST Investment Grade Bond Sub-account (B is greater than 0), assets in the AST Investment Grade Bond Sub-account are transferred to the elected sub-accounts as described above.

 90% Cap Rule: If, on any Valuation Day this benefit remains in effect, a transfer into the AST Investment Grade Bond Sub-account occurs that results in 90% of the Unadjusted Account Value being allocated to a combination of the AST Investment Grade Bond Sub-account and the Secure Value Account, any transfers into the AST Investment Grade Bond Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Sub-account should occur. Transfers out of the AST Investment Grade Bond Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Sub-account occurs either due to a Daily or Monthly Transfer Calculation. Due to the performance of the AST Investment Grade Bond Sub-account and the elected Sub-accounts, and the interest credited to the Secure Value Account the Unadjusted Account Value could be more than 90% invested in a combination of the AST Investment Grade Bond Sub-account and the Secure Value Account.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * UAV) - (B+F)),                             Money is transferred from the elected sub-accounts
           [L - (B + F) - (V\\V\\ + V\\F\\) * C\\t\\]/(1 - C\\t\\), X *    and the DCA MVA Options to the AST Investment
           [V\\V\\+V\\F\\])                                                Grade Bond Sub-account

 T    =    {Min (B, - [L - (B + F) - (V\\V\\ + V\\F\\) * C\\t\\]/          Money is transferred from the AST Investment
           (1 -C\\t\\))}                                                   Grade Bond Sub-account to the elected
                                                                           sub-accounts

 Maximum Daily Transfer Limit
 On any given day, notwithstanding the above calculation and the 90% Cap discussed immediately above, no more than a predetermined percentage of the sum of the value of Permitted Sub-accounts and the Unadjusted Account Value of all elected DCA MVA Options (the "Maximum Daily Transfer Limit") will be transferred to the Bond Sub-account. The applicable Maximum Daily Transfer Limit is stated in your Annuity and is currently 30%. If the formula would result in an amount higher than the Maximum Daily Transfer Limit being transferred into the Bond Sub-account, only amounts up to the Maximum Daily Transfer Limit will be transferred. On the following Valuation Day, the formula will calculate the Target Ratio for that day and determine any applicable transfers within your Annuity as described above. The formula will not carry over amounts that exceeded the prior day's Maximum Daily Transfer Limit, but a transfer to the Bond Sub-account may nevertheless occur based on the application of the formula on the current day. There is no limitation on the amounts of your Unadjusted Account Value that may be transferred out of the Bond Sub-account on any given day.

 MONTHLY TRANSFER CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the elected Sub-accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * UAV)} is less than (C\\u\\ * (V\\V\\ + V\\F\\) - L + (B + F)) /
 (1 - C\\u\\), then

 T\\M\\    =    {Min (B, .05 * UAV)}    Money is transferred from the AST Investment
                                        Grade Bond Sub-account to the elected
                                        sub-accounts.

                     "A" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73   6.7  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06

APPENDIX C - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES

 Certain features of your Annuity may be different than the features described earlier in this prospectus, if your Annuity is issued in certain states described below. Further variations may arise in connection with additional state reviews.


California     Medically-Related Surrender is not available. For the California annuity forms,
               "contingent deferred sales charges" are referred to as "surrender charges".

               In connection with Highest Daily Lifetime v3.0 and Spousal Highest Daily Lifetime Income
               v3.0, if the designated life or lives are changed, the Protected Withdrawal value will be recalculated to equal the current Unadjusted Account Value on the date the change is recorded at the Service Office. This recalculation will change the Annual Income Amount available under the benefit.
---------------------------------------------------------------------------------------------------------
Connecticut    The Liquidity Factor used in the MVA formula equals zero (0).
---------------------------------------------------------------------------------------------------------
Florida        One year waiting period for annuitization. With respect to those who are 65 years or older on the date of purchase, in no event will the Contingent Deferred Sales Charge exceed 10% in accordance with Florida law.
---------------------------------------------------------------------------------------------------------
Illinois       6 and 12 Month DCA Options are not available. Market Value Adjustment Options are not available.
---------------------------------------------------------------------------------------------------------
Iowa           6 and 12 Month DCA Options are not available. Market Value Adjustment Options are not available.
---------------------------------------------------------------------------------------------------------
Massachusetts  The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal option benefit.
               Medically-Related Surrenders are not available.
---------------------------------------------------------------------------------------------------------
Montana        The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal option benefit.
---------------------------------------------------------------------------------------------------------
Ohio           DCA Liquidity Factor equals zero
---------------------------------------------------------------------------------------------------------
Oregon         6 and 12 Month DCA Options are not available. Market Value Adjustment Options are not available.
---------------------------------------------------------------------------------------------------------
Texas          The Beneficiary Annuity is not available.
---------------------------------------------------------------------------------------------------------
Washington     6 and 12 Month DCA Options are not available. Market Value Adjustment Options are not available.
---------------------------------------------------------------------------------------------------------

                           APPENDIX D - MVA FORMULA

 MVA FORMULA FOR 6 OR 12 MONTH DCA MVA OPTIONS
 The MVA formula is applied separately to each DCA MVA Option to determine the Account Value of the DCA MVA Option on a particular date.

 The Market Value Adjustment Factor applicable to the DCA MVA Options we make available is as follows:

                     MVA Factor = [(1+i)/(1+j+k)]^/(n/12)/

 where:    i =    the Index Rate established at inception of a DCA MVA Option. This Index Rate will be based on a
                  Constant Maturity Treasury (CMT) rate for a maturity (in months) equal to the initial duration of the
                  DCA MVA Option. This CMT rate will be determined based on the weekly average of the CMT Index of appropriate maturity as of two weeks prior to initiation of the DCA MVA Option. The CMT Index will be based on "Treasury constant maturities nominal 12" rates as published in Federal Reserve
                  Statistical Release H.15. If a CMT index for the number of months needed is not available, the applicable CMT index will be determined based on a linear interpolation of the published CMT indices;
           j =    the Index Rate determined at the time the MVA calculation is needed, based on a CMT rate for the amount of time remaining in the DCA MVA Option. The amount of time will be based on the number of complete months remaining in the DCA MVA Option, rounded up to the nearest whole month. This
                  CMT rate will be determined based on the weekly average of the CMT Index of appropriate maturity as of two weeks prior to the date for which the MVA calculation is needed. The CMT Index will be based on "Treasury constant maturities nominal 12" rates as published in Federal Reserve Statistical Release
                  H.15. If a CMT index for the number of months needed is not available, the applicable CMT index will be determined based on a linear interpolation of the published CMT indices;
           k =    the Liquidity Factor, equal to 0.0025; and
           n =    the number of complete months remaining in the DCA MVA Option, rounded up to the nearest whole month.

 If the "Treasury constant maturities nominal 12" rates available through Federal Reserve Statistical Release H. 15 should become unavailable at any time, or if the rate for a 1-month maturity should become unavailable through this source, we will substitute rates which, in our opinion, are comparable.

  APPENDIX E - HYPOTHETICAL EXAMPLES OF OPERATION OF PREMIUM BASED CHARGE AND
                       CONTINGENT DEFERRED SALES CHARGE

 To demonstrate how the Contingent Deferred Sales Charge and the Premium Based Charge operate, set forth below are various hypothetical examples. These examples are illustrative only, and do not represent the values under any particular Annuity.

 A. CDSC EXAMPLES

          Purchase      Actual                                 CDSC
           Payment     Purchase                               Expiry
          Rec'd Date   Payment      CDSC Schedule              Date
          ------------------------------------------------------------
          6/1/2011    $45,000.00 5%  5%  4%  4%  3%  3%  2%  5/31/2018
          ------------------------------------------------------------
          7/15/2011   $55,000.00 4%  3%  3%  2%  2%  2%  1%  7/14/2018
          ------------------------------------------------------------

 In this example, please note that the first Purchase Payment receives a CDSC schedule for total Purchase Payments less than $50,000.00. The second Purchase Payment results in a situation where the total Purchase Payments are $100,000.00 and the CDSC schedule reflects this.

 B. Premium Based Charge Examples

 Example 1: Assume that two Purchase Payments received prior to the first Quarterly Annuity Anniversary attain the Premium Based Charge tier indicated below. In this example, the Premium Based Charge rate for both Purchase Payments will be established based upon the total Purchase Payments received prior to the first Quarterly Annuity Anniversary, or 9/1/2011.

                            Premium Annualized Quarterly  Premium  Premium
     Purchase     Purchase   Based   Premium    Premium    Based    Based
      Payment     Payment   Charge    Based      Based    Charge    Charge
     Rec'd Date    Amount    Rate     Charge    Charge   First Fee Last Fee
     ----------------------------------------------------------------------
     6/1/2011    $45,000.00  0.50%   $225.00    $56.25   9/1/2011  6/1/2018
     ----------------------------------------------------------------------
     7/15/2011   $55,000.00  0.50%   $275.00    $68.75   9/1/2011  6/1/2018
     ----------------------------------------------------------------------

 Example 2: In this example, the second Purchase Payment is not received prior to the first Quarterly Annuity Anniversary. The Premium Based Charge rate for the first payment will be established based upon the total Purchase Payments received prior to the first Quarterly Annuity Anniversary, or 9/1/2011. The Premium Based Charge rate for the second Purchase Payment will be established based upon the total Purchase Payments received as of the date it is received, or 9/15/2011.

                            Premium Annualized Quarterly  Premium  Premium
     Purchase     Purchase   Based   Premium    Premium    Based    Based
      Payment     Payment   Charge    Based      Based    Charge    Charge
     Rec'd Date    Amount    Rate     Charge    Charge   First Fee Last Fee
     ----------------------------------------------------------------------
     6/1/2011    $45,000.00  0.70%   $315.00    $78.75    9/1/2011 6/1/2018
     ----------------------------------------------------------------------
     9/15/2011   $55,000.00  0.50%   $275.00    $68.75   12/1/2011 9/1/2018
     ----------------------------------------------------------------------

 Example 3: In this example, assume that two Purchase Payments received prior to the first Quarterly Annuity Anniversary attain the indicated Premium Based Charge tier. Assume the third Purchase Payment is received after the first Quarterly Annuity Anniversary. In this example, the Premium Based Charge rate for the first two Purchase Payments will be established based upon the total Purchase Payments received prior to the first Quarterly Annuity Anniversary, or 9/1/2011. The Premium Based Charge rate for the third Purchase Payment will be established based upon the total Purchase Payments received as of the date it is received, or 9/15/2011.

                            Premium Annualized Quarterly  Premium  Premium
    Purchase     Purchase    Based   Premium    Premium    Based    Based
     Payment     Payment    Charge    Based      Based    Charge    Charge
    Rec'd Date    Amount     Rate     Charge    Charge   First Fee Last Fee
    -----------------------------------------------------------------------
    6/1/2011     $45,000.00  0.50%   $225.00     $56.25   9/1/2011 6/1/2018
    -----------------------------------------------------------------------
    7/15/2011    $55,000.00  0.50%   $275.00     $68.75   9/1/2011 6/1/2018
    -----------------------------------------------------------------------
    9/15/2011   $150,000.00  0.35%   $525.00    $131.25  12/1/2011 9/1/2018
    -----------------------------------------------------------------------

 Example 4: In this example, assume that the second Purchase Payment is received the day before the quarter's end. In this example, the Premium Based Charge rate for both Purchase Payments will be established based upon the total Purchase Payments received on the first Quarterly Annuity Anniversary, or 9/1/2011.

                            Premium Annualized Quarterly  Premium  Premium
     Purchase     Purchase   Based   Premium    Premium    Based    Based
      Payment     Payment   Charge    Based      Based    Charge    Charge
     Rec'd Date    Amount    Rate     Charge    Charge   First Fee Last Fee
     ----------------------------------------------------------------------
     6/1/2011    $45,000.00  0.50%   $225.00    $56.25   9/1/2011  6/1/2018
     ----------------------------------------------------------------------
     8/30/2011   $55,000.00  0.50%   $275.00    $68.75   9/1/2011  6/1/2018
     ----------------------------------------------------------------------

 Example 5: In this example, assume that the second Purchase Payment is received on the first Quarterly Annuity Anniversary. Since the second Purchase Payment is received on the first Quarterly Annuity Anniversary, it is not utilized for purposes of determining the Premium Based Charge rate for the first Purchase Payment.

                            Premium Annualized Quarterly  Premium  Premium
     Purchase     Purchase   Based   Premium    Premium    Based    Based
      Payment     Payment   Charge    Based      Based    Charge    Charge
     Rec'd Date    Amount    Rate     Charge    Charge   First Fee Last Fee
     ----------------------------------------------------------------------
     6/1/2011    $45,000.00  0.70%   $315.00    $78.75    9/1/2011 6/1/2018
     ----------------------------------------------------------------------
     9/1/2011    $55,000.00  0.50%   $275.00    $68.75   12/1/2011 9/1/2018
     ----------------------------------------------------------------------

                         PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS
                         FURTHER DETAILS ABOUT THE PRUCO LIFE PRUDENTIAL PREMIER(R) RETIREMENT
                         VARIABLE ANNUITY DESCRIBED IN PROSPECTUS (04/28/2014)
                                           ---------------------------------------
                                             (print your name)
                                           ---------------------------------------
                                                 (address)
                                           ---------------------------------------
                                            (city/state/zip code)


                                   Please see the section of this prospectus
                                 entitled "How To Contact Us" for where to send
                                   your request for a Statement of Additional
                                                  Information.

               [LOGO] Prudential
                     Bring Your Challenges


               The Prudential Insurance Company of America
               751 Broad Street
               Newark, NJ 07102-3777

                                                   PRUCO LIFE INSURANCE COMPANY
                                                 A Prudential Financial Company
                                        751 Broad Street, Newark, NJ 07102-3777

 PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY
 (For Annuities issued on or after February 25, 2013)


 Flexible Premium Deferred Annuity Offering Highest Daily Lifetime(R) Income v2.1 Optional Benefits
 PROSPECTUS: APRIL 28, 2014


 This prospectus describes a flexible premium deferred annuity contract ("Annuity") offered by Pruco Life Insurance Company ("Pruco Life", "we", "our", or "us"). The Annuity has features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. The annuity or certain of its investment options and/or features may not be available in all states. Financial Professionals may be compensated for the sale of the Annuity. Selling broker-dealer firms through which the Annuity is sold may decline to recommend to their customers certain of the optional features and Investment Options offered generally under the Annuity or may impose restrictions (e.g., a lower maximum issue age and/or optional benefits). Please speak to your Financial Professional for further details. The guarantees provided by the variable annuity contract and the optional benefits are the obligations of and subject to the claims paying ability of Pruco Life. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.

 THE SUB-ACCOUNTS

 The Pruco Life Flexible Premium Variable Annuity Account is a Separate Account of Pruco Life, and is the investment vehicle in which your Purchase Payments invested in the Sub-accounts are held. Each Sub-account of the Pruco Life Flexible Premium Variable Annuity Account invests in an underlying mutual fund
 - see the following page for a complete list of the Sub-accounts. Currently, Portfolios of Advanced Series Trust are being offered.


 PLEASE READ THIS PROSPECTUS

 This prospectus sets forth information about the Annuity that you should know before investing. Please read this prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing the Annuity as a replacement for an existing variable annuity or variable life policy, or a fixed insurance policy, you should consider any surrender or penalty charges you may incur and any benefits you may also be forfeiting when replacing your existing coverage and that this Annuity is subject to a Contingent Deferred Sales Charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the Annuity's liquidity features will satisfy that need. Please note that if you are investing in this Annuity through a tax-advantaged retirement plan (such as an Individual Retirement Account or 401(k) plan), you will get no additional tax advantage through the Annuity itself.


 OTHER CONTRACTS

 We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from the annuity contracts offered by this prospectus. Not every annuity contract we issue is offered through every selling broker-dealer firm. Upon request, your Financial Professional can show you information regarding other Pruco Life annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the Pruco Life annuity contracts. You should work with your Financial Professional to decide whether this annuity contract is appropriate for you based on a thorough analysis of your particular needs, financial objectives, investment goals, time horizons and risk tolerance.


 AVAILABLE INFORMATION

 We have also filed a Statement of Additional Information dated the same date as this prospectus that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus - see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the U.S. Securities and Exchange Commission (SEC) regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see "How To Contact Us" later in this prospectus for our Service Office address.

 In compliance with U.S. law, Pruco Life delivers this prospectus to current contract owners that reside outside of the United States.


 This Annuity is NOT a deposit or obligation of, or issued, guaranteed or endorsed by, any bank, is NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.

--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS
 AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE/ SM/ OR (R) SYMBOLS.
--------------------------------------------------------------------------------
      FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT
                          www.prudentialannuities.com


               Prospectus Dated: April   Statement of Additional
               28, 2014                       Information Dated:
                                                  April 28, 2014


  PLEASE SEE OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE STATEMENTS ATTACHED TO

              THE BACK COVER OF THIS PROSPECTUS.                         660402

                          VARIABLE INVESTMENT OPTIONS

 Advanced Series Trust
   AST Academic Strategies Asset Allocation Portfolio /1/
   AST Advanced Strategies Portfolio /1/
   AST AQR Emerging Markets Equity Portfolio
   AST AQR Large-Cap Portfolio
   AST Balanced Asset Allocation Portfolio /1/
   AST BlackRock Global Strategies Portfolio /1/
   AST BlackRock iShares ETF Portfolio /1/
   AST Capital Growth Asset Allocation Portfolio /1/
   AST ClearBridge Dividend Growth Portfolio
   AST Cohen & Steers Realty Portfolio
   AST Defensive Asset Allocation Portfolio /1/
   AST Federated Aggressive Growth Portfolio
   AST FI Pyramis(R) Asset Allocation Portfolio /1/

   AST FI Pyramis(R) Quantitative Portfolio /1/

   AST Franklin Templeton Founding Funds Allocation Portfolio*/,1/ AST Franklin Templeton Founding Funds Plus Portfolio /1/
   AST Global Real Estate Portfolio


   AST Goldman Sachs Large-Cap Value Portfolio
   AST Goldman Sachs Mid-Cap Growth Portfolio
   AST Goldman Sachs Multi-Asset Portfolio /1/
   AST Goldman Sachs Small-Cap Value Portfolio
   AST Herndon Large-Cap Value Portfolio
   AST High Yield Portfolio
   AST International Growth Portfolio
   AST International Value Portfolio
   AST Investment Grade Bond Portfolio /2/
   AST J.P. Morgan Global Thematic Portfolio /1/
   AST J.P. Morgan International Equity Portfolio
   AST J.P. Morgan Strategic Opportunities Portfolio /1/
   AST Jennison Large-Cap Growth Portfolio
   AST Jennison Large-Cap Value Portfolio
   AST Large-Cap Value Portfolio
   AST Loomis Sayles Large-Cap Growth Portfolio
   AST Lord Abbett Core Fixed Income Portfolio
   AST MFS Global Equity Portfolio
   AST MFS Growth Portfolio
   AST MFS Large-Cap Value Portfolio
   AST Mid-Cap Value Portfolio
   AST Money Market Portfolio
   AST Neuberger Berman Core Bond Portfolio
   AST Neuberger Berman Mid-Cap Growth Portfolio
   AST Neuberger Berman/LSV Mid-Cap Value Portfolio
   AST New Discovery Asset Allocation Portfolio /1/
   AST Parametric Emerging Markets Equity Portfolio
   AST PIMCO Limited Maturity Bond Portfolio
   AST PIMCO Total Return Bond Portfolio
   AST Preservation Asset Allocation Portfolio /1/
   AST Prudential Core Bond Portfolio
   AST Prudential Growth Allocation Portfolio /1/
   AST QMA Emerging Markets Equity Portfolio
   AST QMA Large-Cap Portfolio
   AST QMA US Equity Alpha Portfolio
   AST RCM World Trends Portfolio /1/
   AST Schroders Global Tactical Portfolio /1/
   AST Schroders Multi-Asset World Strategies Portfolio /1/
   AST Small-Cap Growth Portfolio
   AST Small-Cap Value Portfolio
   AST T. Rowe Price Asset Allocation Portfolio /1/
   AST T. Rowe Price Equity Income Portfolio

   AST T. Rowe Price Growth Opportunities Portfolio

   AST T. Rowe Price Large-Cap Growth Portfolio
   AST T. Rowe Price Natural Resources Portfolio
   AST Templeton Global Bond Portfolio
   AST Wellington Management Hedged Equity Portfolio /1/
   AST Western Asset Core Plus Bond Portfolio
   AST Western Asset Emerging Markets Debt Portfolio

   -----

 * This variable investment option is no longer available for new investments, with limited exceptions. Please see "Investment Options" later in this prospectus for details.

 (1)These are the only variable investment options available to you if you select one of the optional benefits.
 (2)The AST Investment Grade Bond variable investment option is not available for allocation of Purchase Payments or contract owner transfers.

                                   CONTENTS


GLOSSARY OF TERMS...............................................................  1

SUMMARY OF CONTRACT FEES AND CHARGES............................................  3

EXPENSE EXAMPLES................................................................ 10

SUMMARY......................................................................... 11

INVESTMENT OPTIONS.............................................................. 13

 VARIABLE INVESTMENT OPTIONS.................................................... 13
 MARKET VALUE ADJUSTMENT OPTION................................................. 20
 GUARANTEE PERIOD TERMINATION................................................... 20
 RATES FOR DCA MVA OPTIONS...................................................... 20
 MARKET VALUE ADJUSTMENT........................................................ 21

FEES, CHARGES AND DEDUCTIONS.................................................... 22

 ANNUITY PAYMENT OPTION CHARGES................................................. 26
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES...................................... 26

PURCHASING YOUR ANNUITY......................................................... 27

 REQUIREMENTS FOR PURCHASING THE ANNUITY........................................ 27
 DESIGNATION OF OWNER, ANNUITANT, AND BENEFICIARY............................... 28
 RIGHT TO CANCEL................................................................ 29
 SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT................................ 29
 SALARY REDUCTION PROGRAMS...................................................... 29

MANAGING YOUR ANNUITY........................................................... 30

 CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS........................ 30

MANAGING YOUR ACCOUNT VALUE..................................................... 32

 DOLLAR COST AVERAGING PROGRAMS................................................. 32
 6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM.................................... 32
 AUTOMATIC REBALANCING PROGRAMS................................................. 33
 FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS.......... 33
 RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS........................... 34

ACCESS TO ACCOUNT VALUE......................................................... 36

 TYPES OF DISTRIBUTIONS AVAILABLE TO YOU........................................ 36
 TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITIES................ 36
 FREE WITHDRAWAL AMOUNTS........................................................ 36
 SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD.......... 37
 SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE. 38
 REQUIRED MINIMUM DISTRIBUTIONS................................................. 38

SURRENDERS...................................................................... 40

 SURRENDER VALUE................................................................ 40
 MEDICALLY-RELATED SURRENDERS................................................... 40

ANNUITY OPTIONS................................................................. 41

LIVING BENEFITS................................................................. 43

 HIGHEST DAILY LIFETIME(R) INCOME v2.1 BENEFIT.................................. 44
 SPOUSAL HIGHEST DAILY LIFETIME(R) INCOME v2.1 BENEFIT.......................... 55

DEATH BENEFIT................................................................... 65

 TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT...................................... 65
 EXCEPTIONS TO AMOUNT OF DEATH BENEFIT.......................................... 65
 DEATH BENEFIT AMOUNT........................................................... 65
 SPOUSAL CONTINUATION OF ANNUITY................................................ 66
 PAYMENT OF DEATH BENEFIT....................................................... 67
 BENEFICIARY CONTINUATION OPTION................................................ 67


                                      (i)


VALUING YOUR INVESTMENT..............................................................  69

  VALUING THE SUB-ACCOUNTS...........................................................  69
  PROCESSING AND VALUING TRANSACTIONS................................................  69

TAX CONSIDERATIONS...................................................................  71

OTHER INFORMATION....................................................................  80

  PRUCO LIFE AND THE SEPARATE ACCOUNT................................................  80
  LEGAL STRUCTURE OF THE UNDERLYING PORTFOLIOS.......................................  82
  DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE....................................  83
  FINANCIAL STATEMENTS...............................................................  85
  INDEMNIFICATION....................................................................  85
  LEGAL PROCEEDINGS..................................................................  85
  CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION................................  87

HOW TO CONTACT US....................................................................  88

APPENDIX A - ACCUMULATION UNIT VALUES................................................ A-1

APPENDIX B - FORMULA FOR HIGHEST DAILY LIFETIME INCOME v2.1 SUITE OF BENEFITS........ B-1

APPENDIX C - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES...... C-1

APPENDIX D - MVA FORMULA............................................................. D-1

APPENDIX E - HYPOTHETICAL EXAMPLES OF OPERATION OF PREMIUM BASED CHARGE AND
  CONTINGENT DEFERRED SALES CHARGE................................................... E-1


                                     (ii)

                               GLOSSARY OF TERMS

 We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.

 Account Value: The total value of all allocations to the Sub-accounts and the DCA MVA Options on any Valuation Day. The Account Value is determined separately for each Sub-account and for each DCA MVA Option, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each DCA MVA Option will be calculated using any applicable MVA.

 Accumulation Period: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.

 Annual Income Amount: This is the annual amount of income you are eligible for life under the optional benefits.

 Annuitant: The natural person upon whose life annuity payments payable to the Owner are based.

 Annuitization: Annuitization is the process by which you "annuitize" your Unadjusted Account Value. When you annuitize, we apply the Unadjusted Account Value to one of the available annuity options to begin making periodic payments to the Owner.

 Annuity Date: The date on which we apply your Unadjusted Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the "Latest Annuity Date."

 Annuity Year: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.

 Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of the Annuity.

 Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

 Contingent Deferred Sales Charge ("CDSC"): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a "contingent" charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The charge is a percentage of each applicable Purchase Payment that is being surrendered or withdrawn.

 Dollar Cost Averaging ("DCA") MVA Option: An Investment Option that offers a fixed rate of interest for a specified period. The DCA MVA Option is used only with our 6 or 12 Month Dollar Cost Averaging Program, under which the Purchase Payments that you have allocated to that DCA MVA Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. Withdrawals or transfers from the DCA MVA Option generally will be subject to a Market Value Adjustment if made other than pursuant to the 6 or 12 Month DCA Program.

 Due Proof of Death: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds; and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Excess Income: All or a portion of a Lifetime Withdrawal that exceeds the Annual Income Amount for that benefit year is considered excess income ("Excess Income"). Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future benefit years.

 Free Look: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. The length of this time period, and the amount of refund, depends on applicable law and thus may vary by state. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA. In your Annuity contract, your Free Look right is referred to as your "Right to Cancel."

 Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.

 Guarantee Period: The period of time during which we credit a fixed rate of interest to a DCA MVA Option.

 Investment Option: A Sub-account or DCA MVA Option available as of any given time to which Account Value may be allocated.

 Issue Date: The effective date of your Annuity.

 Key Life: Under the Beneficiary Continuation Option, the person whose life expectancy is used to determine the required distributions.

 Market Value Adjustment ("MVA"): A positive or negative adjustment used to determine the Account Value of a DCA MVA Option.

 Owner: The Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity.

 Payout Period: The period starting on the Annuity Date and during which annuity payments are made.


 Portfolio: An underlying mutual fund in which a Sub-Account of the Separate Account invests.


 Premium Based Charge: A charge that is deducted on each Quarterly Annuity Anniversary from your Account Value, during the first seven years after each Purchase Payment is made.

 Purchase Payment: A cash consideration (a "premium") in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.

 Quarterly Annuity Anniversary: Each successive three-month anniversary of the Issue Date of the Annuity.


 Separate Account: Refers to the Pruco Life Flexible Premium Variable Annuity Account, which holds assets associated with annuities issued by Pruco Life Insurance Company. Separate Account assets that are held in support of the annuities are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct.

 Service Office: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address. Please see "How to Contact Us" later in this prospectus for the Service Office address.


 Sub-Account: A division of the Separate Account.

 Surrender Value: The Account Value (which includes the effect of any MVA) less any applicable CDSC, any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.

 Unadjusted Account Value: The Unadjusted Account Value is equal to the Account Value prior to the application of any MVA.

 Unit: A share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.

 Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

 We, Us, Our: Pruco Life Insurance Company.

 You, Your: The Owner(s) shown in the Annuity.

                     SUMMARY OF CONTRACT FEES AND CHARGES

 The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Annuity. The first table describes the fees and expenses that you will pay at the time you surrender the Annuity, take a partial withdrawal, or transfer Account Value between the Investment Options. State premium taxes also may be deducted.

                                      -------------------------------------
                                       ANNUITY OWNER TRANSACTION EXPENSES
                                      -------------------------------------


 CONTINGENT DEFERRED SALES CHARGE ("CDSC")/ 1/
 The CDSC for each Purchase Payment is a percentage of the Purchase Payment being withdrawn. Thus, the appropriate percentage is multiplied by the Purchase Payment(s) being withdrawn to determine the amount of the CDSC. See "Contingent Deferred Sales Charge ("CDSC")" under "Fees, Charges and Deductions" for more information about how the CDSC is calculated.


                                                                 Age of Purchase Payment Being Withdrawn
                                           -----------------------------------------------------------------------------------
      Total Purchase Payment Amount                   1 Year or 2 Years or 3 Years or 4 Years or 5 Years or 6 Years or
                                                      more but   more but   more but   more but   more but   more but
                                           Less than  less than less than  less than  less than  less than  less than  7 Years
                                            1 Year     2 Years   3 Years    4 Years    5 Years    6 Years    7 Years   or more
------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                             5.0%       5.0%      4.0%       4.0%       3.0%       3.0%       2.0%       0%
------------------------------------------------------------------------------------------------------------------------------
$50,000 or more but less than $100,000        5.0%       4.0%      4.0%       3.0%       3.0%       2.0%       2.0%       0%
------------------------------------------------------------------------------------------------------------------------------
$100,000 or more but less than $250,000       4.0%       3.0%      3.0%       2.0%       2.0%       2.0%       1.0%       0%
------------------------------------------------------------------------------------------------------------------------------
$250,000 or more but less than $500,000       3.0%       2.0%      2.0%       2.0%       1.0%       1.0%       1.0%       0%
------------------------------------------------------------------------------------------------------------------------------
$500,000 or more but less than $1,000,000     2.0%       2.0%      2.0%       1.0%       1.0%       1.0%       1.0%       0%
------------------------------------------------------------------------------------------------------------------------------
$1,000,000 or more                            2.0%       2.0%      1.0%       1.0%       1.0%       1.0%       1.0%       0%
------------------------------------------------------------------------------------------------------------------------------

Transfer Fee /2/                              $10
------------------------------------------------------------------------------------------------------------------------------
Tax Charge (current) /3/                   0% to 3.5%
------------------------------------------------------------------------------------------------------------------------------

 1 The different tiers of Contingent Deferred Sales Charges, separated by "breakpoints", are shown in the table above. If a portion of a Purchase Payment results in total Purchase Payments crossing into a new Purchase Payment tier (as set forth in the table above), then the entire Purchase Payment will be subject to the Contingent Deferred Sales Charge applicable to that tier. Once a Purchase Payment is assigned to a particular tier for purposes of the CDSC, the CDSC schedule for that specific Purchase Payment will not change for the remainder of that CDSC period. Please see Appendix E for examples of the operation of the Contingent Deferred Sales Charge.
 2  Currently, we deduct the fee after the 20/th/ transfer each Annuity Year.
 3 Currently, we deduct the tax charge only upon annuitization and only in certain states - we will give you further details in the "maturity package" that we will send to you prior to annuitization. We reserve the right to deduct the tax charge upon any of the following events: the time the Purchase Payment is allocated to the Annuity, upon a full surrender of the Annuity, or upon Annuitization.

 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying Portfolio annual expenses. These fees and charges are described in more detail within this prospectus.


                                      ----------------------------
                                       PERIODIC FEES AND CHARGES
                                      ----------------------------
 Annual Maintenance Fee/ 4,5/: Lesser of $50 or 2% of the Unadjusted Account Value.

 Premium Based Charge/ 6,7/.

                                               Premium Based     Annual Equivalent
                                             Charge Percentage   Of Premium Based
Total Purchase Payment Amount               (deducted quarterly) Charge Percentage
----------------------------------------------------------------------------------
Less than $50,000                                  0.1750%             0.70%
----------------------------------------------------------------------------------
$50,000 or more, but less than $100,000            0.1500%             0.60%
----------------------------------------------------------------------------------
$100,000 or more, but less than $250,000           0.1250%             0.50%
----------------------------------------------------------------------------------
$250,000 or more, but less than $500,000           0.0875%             0.35%
----------------------------------------------------------------------------------
$500,000 or more, but less than $1,000,000         0.0625%             0.25%
----------------------------------------------------------------------------------
$1,000,000 or more                                 0.0375%             0.15%
----------------------------------------------------------------------------------

              -----------------------------------------------------------------------
                      ANNUALIZED INSURANCE FEES/CHARGES

              (assessed daily as a percentage of the net assets of the Sub-accounts)
              -----------------------------------------------------------------------
                FEE/CHARGE
              Mortality & Expense Risk Charge                        0.70%
              -----------------------------------------------------------------------
              Administration Charge                                  0.15%
              -----------------------------------------------------------------------
              Total Annualized Insurance Fees/Charges/ 8/            0.85%
              -----------------------------------------------------------------------

 4 Assessed annually on the Annuity's anniversary date or upon surrender. Only applicable if the total of all Purchase Payments at the time the fee is due is less than $50,000.
 5 For Beneficiaries who elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Unadjusted Account Value and is only applicable if Unadjusted Account Value is less than $25,000 at the time the fee is assessed.
 6 The Premium Based Charge applicable to a Purchase Payment is determined by multiplying (1) the amount of that Purchase Payment by (2) its associated Premium Based Charge percentage, as shown in the table above. Each Purchase Payment is subject to a Premium Based Charge for a 7 year period following the date the Purchase Payment is allocated to the Annuity. The Premium Based Charge for each Purchase Payment is determined when it is allocated to the Annuity (except for those Purchase Payments that are allocated to the Annuity prior to the first Quarterly Annuity Anniversary) based on the total of all Purchase Payments received to date. For Purchase Payments allocated to the Annuity before the first Quarterly Annuity Anniversary, the Premium Based Charge for each Purchase Payment is based on the total of all such Purchase Payments received up to and including the Valuation Day before the first Quarterly Annuity Anniversary. Please see the Fees and Charges section for details and Appendix E for examples of the operation of the Premium Based Charge. "Quarterly Annuity Anniversary" refers to each successive three-month anniversary of the Issue Date of the Annuity.
 7 The different tiers of Premium Based Charges separated by "breakpoints", are shown in the table above. If a portion of a Purchase Payment results in total Purchase Payments crossing into a new Purchase Payment tier (as set forth in the table above), then the entire Purchase Payment will be subject to the Premium Based Charge applicable to that tier. With respect to those Purchase Payments allocated to the Annuity prior to the first Quarterly Annuity Anniversary, the Premium Based Charge percentage applicable to each of those Purchase Payments is based on the total of all such Purchase Payments (that is, we total all the Purchase Payments received before the first Quarterly Annuity Anniversary to determine the Premium Based Charge that applies to each). Purchase Payments received on or after the first Quarterly Annuity Anniversary that result in breakpoints being reached will result in lower charge percentages for only such Purchase Payments and those that follow. Once a Premium Based Charge percentage is established for any Purchase Payment, such percentage is fixed and will not be reduced even if additional Purchase Payments are made or partial withdrawals are taken. Please see Appendix E for examples of the operation of the Premium Based Charge.
 8 The Insurance Charge is the combination of Mortality & Expense Risk Charge and the Administration Charge. For Beneficiaries who elect the Beneficiary Continuation Option, the Mortality and Expense and Administration Charges do not apply. However, a Settlement Service Charge equal to 1.00% is assessed as a percentage of the daily net assets of the Sub-accounts as an annual charge.

                                      -----------------------------------------
                                       YOUR OPTIONAL BENEFIT FEES AND CHARGES
                                      -----------------------------------------
 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. The next column shows the total expenses you would pay for the Annuity if you purchased the relevant optional benefit. More specifically, this column shows the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges applicable to the Annuity. Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.

                 OPTIONAL BENEFIT             ANNUALIZED
                                              OPTIONAL        TOTAL
                                               BENEFIT     ANNUALIZED
                                              CHARGE /9/   CHARGE /10/
       -----------------------------------------------------------------
       HIGHEST DAILY LIFETIME INCOME v2.1

       Maximum Charge /11/ (assessed against    2.00%     0.85% + 2.00%
       greater of Unadjusted Account Value
       and Protected Withdrawal Value)
       Current Charge (assessed against         1.00%     0.85% + 1.00%
       greater of Unadjusted Account Value
       and Protected Withdrawal Value)
       -----------------------------------------------------------------
       SPOUSAL HIGHEST DAILY LIFETIME INCOME
       v2.1

       Maximum Charge /11/ (assessed against    2.00%     0.85% + 2.00%
       greater of Unadjusted Account Value
       and Protected Withdrawal Value)
       Current Charge (assessed against         1.10%     0.85% + 1.10%
       greater of Unadjusted Account Value
       and Protected Withdrawal Value)
       -----------------------------------------------------------------

 9 The charge for each of the Highest Daily Lifetime Income v2.1 benefits listed above is assessed against the greater of Unadjusted Account Value and the Protected Withdrawal Value (PWV). Please see the Living Benefits section of this prospectus for an explanation of PWV.
 10 HOW THE OPTIONAL BENEFIT FEES AND CHARGES ARE DETERMINED
    The charge is taken out of the Sub-accounts as described below:
    Highest Daily Lifetime Income v2.1: 1.00% current optional benefit charge is in addition to the current 0.85% Insurance charge of amounts invested in the Sub-accounts.
    Spousal Highest Daily Lifetime Income v2.1: 1.10% current optional benefit charge is in addition to the current 0.85% Insurance charge of amounts invested in the Sub-accounts.
 11 We reserve the right to increase the charge to the maximum charge indicated, upon any step-up under the benefit. Also, if you decide to elect or re-add a benefit after your contract has been issued, the charge for the benefit under your contract will equal the current charge for then new contract owners up to the maximum indicated.


 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying Portfolios before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.



             -----------------------------------------------------
                 TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
             -----------------------------------------------------
                                                 MINIMUM  MAXIMUM
             -----------------------------------------------------
             Total Portfolio Operating Expenses  0.59%    1.60%
             -----------------------------------------------------



 The following are the total annual expenses for each underlying Portfolio. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current summary prospectuses, prospectuses and Statement of Additional Information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.

--------------------------------------------------------------------------------------------------------------------------------
                                                UNDERLYING MUTUAL FUND PORTFOLIO
                                                        ANNUAL EXPENSES

                                                (as a percentage of the average
                                                 net assets of the underlying
                                                          Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
                                                           For the year ended December 31, 2013
                          ------------------------------------------------------------------------------------------------------
         FUNDS                                                                                  Total
                                                                       Broker Fees  Acquired   Annual                 Net Annual
                                                            Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                          Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
Advanced Series Trust
 AST Academic Strategies
  Asset Allocation
  Portfolio                 0.70%     0.03%      0.04%        0.07%       0.02%       0.64%     1.50%       0.00%       1.50%
 AST Advanced Strategies
  Portfolio /1/             0.80%     0.03%      0.10%        0.00%       0.00%       0.05%     0.98%      -0.01%       0.97%
 AST AQR Emerging
  Markets Equity
  Portfolio                 1.09%     0.21%      0.10%        0.00%       0.00%       0.00%     1.40%       0.00%       1.40%
 AST AQR Large-Cap
  Portfolio /2/             0.72%     0.01%      0.10%        0.00%       0.00%       0.00%     0.83%      -0.17%       0.66%
 AST Balanced Asset
  Allocation Portfolio      0.15%     0.01%      0.00%        0.00%       0.00%       0.81%     0.97%       0.00%       0.97%
 AST Blackrock Global
  Strategies Portfolio      0.97%     0.03%      0.10%        0.00%       0.00%       0.02%     1.12%       0.00%       1.12%
 AST Blackrock iShares
  ETF Portfolio /3/         0.89%     0.26%      0.10%        0.00%       0.00%       0.18%     1.43%      -0.41%       1.02%
 AST Capital Growth
  Asset Allocation
  Portfolio                 0.15%     0.01%      0.00%        0.00%       0.00%       0.84%     1.00%       0.00%       1.00%
 AST ClearBridge
  Dividend Growth
  Portfolio /4/             0.82%     0.02%      0.10%        0.00%       0.00%       0.00%     0.94%      -0.11%       0.83%
 AST Cohen & Steers
  Realty Portfolio          0.98%     0.03%      0.10%        0.00%       0.00%       0.00%     1.11%       0.00%       1.11%
 AST Defensive Asset
  Allocation Portfolio      0.15%     0.22%      0.00%        0.00%       0.00%       0.75%     1.12%       0.00%       1.12%
 AST Federated
  Aggressive Growth
  Portfolio                 0.93%     0.05%      0.10%        0.00%       0.00%       0.00%     1.08%       0.00%       1.08%
 AST FI Pyramis(R) Asset
  Allocation
  Portfolio /5/             0.82%     0.05%      0.10%        0.00%       0.00%       0.00%     0.97%      -0.02%       0.95%
 AST FI Pyramis(R)
  Quantitative
  Portfolio /6/             0.81%     0.02%      0.10%        0.00%       0.00%       0.00%     0.93%      -0.09%       0.84%
 AST Franklin Templeton
  Founding Funds
  Allocation Portfolio      0.91%     0.02%      0.10%        0.00%       0.00%       0.00%     1.03%       0.00%       1.03%
 AST Franklin Templeton
  Founding Funds Plus
  Portfolio                 0.02%     0.07%      0.00%        0.00%       0.00%       1.01%     1.10%       0.00%       1.10%
 AST Global Real Estate
  Portfolio                 0.99%     0.05%      0.10%        0.00%       0.00%       0.00%     1.14%       0.00%       1.14%
 AST Goldman Sachs
  Large-Cap Value
  Portfolio /7/             0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%      -0.01%       0.83%
 AST Goldman Sachs
  Mid-Cap Growth
  Portfolio /8/             0.98%     0.03%      0.10%        0.00%       0.00%       0.00%     1.11%      -0.01%       1.10%
 AST Goldman Sachs
  Multi-Asset
  Portfolio /9/             0.92%     0.05%      0.10%        0.00%       0.00%       0.00%     1.07%      -0.21%       0.86%
 AST Goldman Sachs
  Small-Cap Value
  Portfolio /10/            0.93%     0.03%      0.10%        0.00%       0.00%       0.07%     1.13%      -0.01%       1.12%
 AST Herndon Large-Cap
  Value Portfolio /11/      0.83%     0.03%      0.10%        0.00%       0.00%       0.00%     0.96%      -0.04%       0.92%
 AST High Yield Portfolio   0.72%     0.04%      0.10%        0.00%       0.00%       0.00%     0.86%       0.00%       0.86%
 AST International
  Growth Portfolio /12/     0.97%     0.05%      0.10%        0.00%       0.00%       0.00%     1.12%      -0.01%       1.11%
 AST International Value
  Portfolio                 0.97%     0.04%      0.10%        0.00%       0.00%       0.00%     1.11%       0.00%       1.11%
 AST Investment Grade
  Bond /13/                 0.63%     0.04%      0.10%        0.00%       0.00%       0.00%     0.77%      -0.03%       0.74%
 AST J.P. Morgan Global
  Thematic Portfolio        0.92%     0.05%      0.10%        0.00%       0.00%       0.00%     1.07%       0.00%       1.07%
 AST J.P. Morgan
  International Equity
  Portfolio                 0.86%     0.07%      0.10%        0.00%       0.00%       0.00%     1.03%       0.00%       1.03%
 AST J.P. Morgan
  Strategic
  Opportunities Portfolio   0.97%     0.07%      0.10%        0.11%       0.01%       0.00%     1.26%       0.00%       1.26%
 AST Jennison Large-Cap
  Growth Portfolio          0.88%     0.02%      0.10%        0.00%       0.00%       0.00%     1.00%       0.00%       1.00%

--------------------------------------------------------------------------------------------------------------------------------
                                                UNDERLYING MUTUAL FUND PORTFOLIO
                                                        ANNUAL EXPENSES

                                                (as a percentage of the average
                                                 net assets of the underlying
                                                          Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
                                                           For the year ended December 31, 2013
                          ------------------------------------------------------------------------------------------------------
         FUNDS                                                                                  Total
                                                                       Broker Fees  Acquired   Annual                 Net Annual
                                                            Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                          Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
 AST Jennison Large-Cap
  Value Portfolio           0.73%     0.02%      0.10%        0.00%       0.00%       0.00%     0.85%       0.00%       0.85%
 AST Large-Cap Value
  Portfolio                 0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%
 AST Loomis Sayles
  Large-Cap Growth
  Portfolio /14/            0.87%     0.02%      0.10%        0.00%       0.00%       0.00%     0.99%      -0.06%       0.93%
 AST Lord Abbett Core
  Fixed Income
  Portfolio /15/            0.77%     0.02%      0.10%        0.00%       0.00%       0.00%     0.89%      -0.13%       0.76%
 AST MFS Global Equity
  Portfolio                 0.99%     0.05%      0.10%        0.00%       0.00%       0.00%     1.14%       0.00%       1.14%
 AST MFS Growth Portfolio   0.87%     0.02%      0.10%        0.00%       0.00%       0.00%     0.99%       0.00%       0.99%
 AST MFS Large-Cap Value
  Portfolio                 0.84%     0.03%      0.10%        0.00%       0.00%       0.00%     0.97%       0.00%       0.97%
 AST Mid-Cap Value
  Portfolio                 0.93%     0.03%      0.10%        0.00%       0.00%       0.00%     1.06%       0.00%       1.06%
 AST Money Market
  Portfolio                 0.47%     0.02%      0.10%        0.00%       0.00%       0.00%     0.59%       0.00%       0.59%
 AST Neuberger Berman
  Core Bond Portfolio       0.68%     0.04%      0.10%        0.00%       0.00%       0.00%     0.82%       0.00%       0.82%
 AST Neuberger Berman
  Mid- Cap Growth
  Portfolio /16/            0.88%     0.03%      0.10%        0.00%       0.00%       0.00%     1.01%      -0.01%       1.00%
 AST Neuberger
  Berman/LSV Mid-Cap
  Value Portfolio /17/      0.88%     0.03%      0.10%        0.00%       0.00%       0.00%     1.01%       0.00%       1.01%
 AST New Discovery Asset
  Allocation
  Portfolio /18/            0.83%     0.10%      0.10%        0.00%       0.00%       0.00%     1.03%      -0.01%       1.02%
 AST Parametric Emerging
  Markets Equity
  Portfolio                 1.08%     0.23%      0.10%        0.00%       0.00%       0.00%     1.41%       0.00%       1.41%
 AST PIMCO Limited
  Maturity Bond Portfolio   0.62%     0.04%      0.10%        0.00%       0.00%       0.00%     0.76%       0.00%       0.76%
 AST PIMCO Total Return
  Bond Portfolio            0.60%     0.02%      0.10%        0.00%       0.00%       0.00%     0.72%       0.00%       0.72%
 AST Preservation Asset
  Allocation Portfolio      0.15%     0.01%      0.00%        0.00%       0.00%       0.76%     0.92%       0.00%       0.92%
 AST Prudential Core
  Bond Portfolio /19/       0.67%     0.02%      0.10%        0.00%       0.00%       0.00%     0.79%      -0.04%       0.75%
 AST Prudential Growth
  Allocation Portfolio      0.81%     0.02%      0.10%        0.00%       0.00%       0.01%     0.94%       0.00%       0.94%
 AST QMA Emerging
  Markets Equity
  Portfolio                 1.09%     0.24%      0.10%        0.00%       0.00%       0.03%     1.46%       0.00%       1.46%
 AST QMA Large-Cap
  Portfolio                 0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%
 AST QMA US Equity Alpha
  Portfolio                 0.99%     0.04%      0.10%        0.22%       0.25%       0.00%     1.60%       0.00%       1.60%
 AST RCM World Trends
  Portfolio                 0.91%     0.03%      0.10%        0.00%       0.00%       0.00%     1.04%       0.00%       1.04%
 AST Schroders Global
  Tactical Portfolio        0.91%     0.04%      0.10%        0.00%       0.00%       0.12%     1.17%       0.00%       1.17%
 AST Schroders
  Multi-Asset World
  Strategies Portfolio      1.06%     0.04%      0.10%        0.00%       0.00%       0.12%     1.32%       0.00%       1.32%
 AST Small-Cap Growth
  Portfolio                 0.88%     0.03%      0.10%        0.00%       0.00%       0.00%     1.01%       0.00%       1.01%
 AST Small-Cap Value
  Portfolio                 0.88%     0.03%      0.10%        0.00%       0.00%       0.04%     1.05%       0.00%       1.05%
 AST T. Rowe Price Asset
  Allocation Portfolio      0.79%     0.03%      0.10%        0.00%       0.00%       0.00%     0.92%       0.00%       0.92%
 AST T. Rowe Price
  Equity Income Portfolio   0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%
 AST T. Rowe Price
  Growth Opportunities
  Portfolio                 0.88%     0.03%      0.10%        0.00%       0.00%       0.00%     1.01%       0.00%       1.01%
 AST T. Rowe Price
  Large-Cap Growth
  Portfolio                 0.85%     0.02%      0.10%        0.00%       0.00%       0.00%     0.97%       0.00%       0.97%
 AST T. Rowe Price
  Natural Resources
  Portfolio                 0.88%     0.04%      0.10%        0.00%       0.00%       0.00%     1.02%       0.00%       1.02%

--------------------------------------------------------------------------------------------------------------------------------
                                                UNDERLYING MUTUAL FUND PORTFOLIO
                                                        ANNUAL EXPENSES

                                                (as a percentage of the average
                                                 net assets of the underlying
                                                          Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
                                                           For the year ended December 31, 2013
                          ------------------------------------------------------------------------------------------------------
         FUNDS                                                                                  Total
                                                                       Broker Fees  Acquired   Annual                 Net Annual
                                                            Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                          Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
 AST Templeton Global
  Bond Portfolio            0.79%     0.09%      0.10%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST Wellington
  Management Hedged
  Equity Portfolio          0.97%     0.04%      0.10%        0.00%       0.00%       0.02%     1.13%       0.00%       1.13%
 AST Western Asset Core
  Plus Bond
  Portfolio /20/            0.67%     0.02%      0.10%        0.00%       0.00%       0.00%     0.79%      -0.15%       0.64%
 AST Western Asset
  Emerging Markets Debt
  Portfolio /21/            0.84%     0.07%      0.10%        0.00%       0.00%       0.00%     1.01%      -0.05%       0.96%



 1 The Investment Managers have contractually agreed to waive 0.01% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 2 The Investment Managers have contractually agreed to waive 0.17% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 3 The Investment Managers have contractually agreed to waive a portion of their investment management fee equal to the acquired fund fees and expenses due to investments in iShares ETFs. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees (after the waiver described in the first sentence) and other expenses (including distribution fees, acquired fund fees and expenses due to investments in iShares ETFs, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio's average daily net assets through June 30, 2015. This arrangement may not be terminated or modified prior to June 30, 2015, and may be discontinued or modified thereafter.
 4 The Investment Managers have contractually agreed to waive 0.11% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 5 The Investment Managers have contractually agreed to waive 0.018% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 6 The Investment Managers have contractually agreed to waive 0.08% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees. In addition, the Investment Managers have contractually agreed to waive 0.013% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 7 The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through May 1, 2015. This waiver arrangement may not be terminated or modified prior to May 1, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue this expense limitation after May 1, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 8 The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through May 1, 2015. This contractual investment management fee waiver may not be terminated or modified prior to the expiration date, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue the expense limitation after the expiration date will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 9 The Investment Managers have contractually agreed to waive 0.10% of their investment management fee through June 30, 2016. The Investment Managers have additionally agreed to waive 0.10% of their investment management fee through June 30, 2015. The Investment Managers have also contractually agreed to waive 0.013% of their investment management fee through May 1, 2015. Each expense limitation may not be terminated or modified prior to its expiration date, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue each expense limitation after its expiration date will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 10 The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through May 1, 2015. This waiver arrangement may not be terminated or modified prior to May 1, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue this expense limitation after May 1, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 11 The Investment Managers have contractually agreed to waive 0.04% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 12 The Investment Managers have contractually agreed to waive 0.01% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees. In addition, the Investment Managers have contractually agreed through May 1, 2015 to waive 0.003% of their investment management fee. This contractual investment management fee waiver may not be terminated or modified prior to May 1, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this fee waiver after May 1, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.

 13 The distributor of the Portfolio has contractually agreed to waive a portion of its distribution and service (12b-1) fee. The waiver provides for a reduction in the distribution and service fee based on the average daily net assets of each Portfolio. This contractual waiver does not have an expiration or termination date, and may not be modified or discontinued.
 14 The Investment Managers have contractually agreed to waive 0.06% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 15 The Investment Managers have contractually agreed through June 30, 2015 to waive a portion of their investment management fee, as follows: 0.10% on the first $500 million of average daily net assets; 0.125% of the Portfolio's average daily net assets between $500 million and $1 billion; and 0.15% of the Portfolio's average daily net assets in excess of $1 billion. The expense limitation may not be terminated or modified prior to its expiration date, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the expense limitation after its expiration date will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 16 The Investment Managers have contractually agreed to waive 0.005% of their investment management fee through May 1, 2015. This waiver arrangement may not be terminated or modified prior to May 1, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue this expense limitation after May 1, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 17 The Investment Managers have contractually agreed to waive 0.003% of their investment management fee through May 1, 2015. This waiver arrangement may not be terminated or modified prior to May 1, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue this expense limitation after May 1, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 18 The Investment Managers have contractually agreed to waive 0.009% their investment management fees through June 30, 2015. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.08% of the Portfolio's average daily net assets through June 30, 2015. The waiver and expense limitation may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the waiver and expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 19 The Investment Managers have contractually agreed to waive a portion of their investment management fees as follows: 0.025% of the Portfolio's average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio's average daily net assets in excess of $1 billion through June 30, 2015. The contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 20 AST Western Asset Core Plus Bond Portfolio: The Investment Managers have contractually agreed to waive 0.15% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 21 AST Western Asset Emerging Markets Debt Portfolio: The Investment Managers have contractually agreed to waive 0.05% of their investment management fee through June 30, 2015. This waiver arrangement may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.

                               EXPENSE EXAMPLES


 These examples are intended to help you compare the cost of investing in one Pruco Life Annuity with the cost of investing in other Pruco Life Annuities and/or other variable annuities. Below are examples for the Annuity showing what you would pay cumulatively in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and assuming your investment has a 5% return each year. The examples reflect the fees and charges listed below for the Annuity as described in "Summary of Contract Fees and Charges."

   .   Insurance Charge
   .   Premium Based Charge
   .   Contingent Deferred Sales Charge (when and if applicable)
   .   Annual Maintenance Fee
   .   Optional benefit fees

 The examples also assume the following for the period shown:

   . You allocate all of your Account Value to the Permitted Sub-account that may be elected with any of the optional benefits with the maximum gross total operating expenses and the expenses remain the same each year*

   .   For each charge, we deduct the maximum charge rather than the current charge
   .   You make no withdrawals of Account Value
   .   You make no transfers, or other transactions for which we charge a fee
   .   No tax charge applies
   . You elect the Spousal Highest Daily Lifetime Income v2.1, which is the maximum optional benefit charge. There is no other combination of optional benefits that would result in higher maximum charges than those shown in the examples.

 Amounts shown in the examples are rounded to the nearest dollar.

 * Note: Not all Portfolios offered as Sub-accounts may be available depending on optional benefit election.

 THE EXAMPLES ARE ILLUSTRATIVE ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIOS. ACTUAL EXPENSES WILL BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

 Expense Examples are provided as follows:

 If you surrender your Annuity at the end of the applicable time period:


                      1 Year  3 Years  5 Years  10 Years
                      -----------------------------------
                      $980    $1,881   $2,838   $5,127
                      -----------------------------------


 If you do not surrender your Annuity, or if you annuitize your Annuity:


                      1 Year  3 Years  5 Years  10 Years
                      -----------------------------------
                      $480    $1,481   $2,538   $5,127
                      -----------------------------------


 Please see Appendix A for a table of Accumulation Unit Values.

                                    SUMMARY

 This Summary describes key features of the Annuity offered in this prospectus. It is intended to give you an overview, and to point you to sections of the prospectus that provide greater detail. You should not rely on the Summary alone for all the information you need to know before purchasing the Annuity. You should read the entire prospectus for a complete description of the Annuity. Your Financial Professional can also help you if you have questions.

 The Annuity: The variable annuity contract issued by Pruco Life is a contract between you, the Owner, and Pruco Life, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. Although this prospectus describes key features of the variable annuity contract, the prospectus is a distinct document, and is not part of the contract.


 The Annuity offers various investment Portfolios. With the help of your Financial Professional, you choose how to invest your money within your Annuity (subject to certain restrictions; see "Investment Options"). Investing in a variable annuity involves risk and you can lose your money. On the other hand, investing in a variable annuity can provide you with the opportunity to grow your money through participation in "underlying" mutual funds.

 GENERALLY SPEAKING, VARIABLE ANNUITIES ARE INVESTMENTS DESIGNED TO BE HELD FOR THE LONG TERM. WORKING WITH YOUR FINANCIAL PROFESSIONAL, YOU SHOULD CAREFULLY CONSIDER WHETHER A VARIABLE ANNUITY IS APPROPRIATE FOR YOU GIVEN YOUR LIFE EXPECTANCY, NEED FOR INCOME, AND OTHER PERTINENT FACTORS.


 Purchase: Your eligibility to purchase the Annuity is based on your age and the amount of your initial Purchase Payment. The "Maximum Age for Initial Purchase" applies to the oldest Owner and Annuitant as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the Annuitant as of the day we would issue the Annuity. For this Annuity the maximum age is 80. The minimum initial Purchase Payment is $10,000. See your Financial Professional to complete an application.

 After you purchase your Annuity, you will have a limited period of time during which you may cancel (or "Free Look") the purchase of your Annuity. Your request for a Free Look must be received in Good Order within the applicable time period. "Good Order" is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or
 (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order. The "Service Office" is the place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address. Please see the section of this prospectus entitled "How To Contact Us" for the Service Office address.


 Please see "Requirements for Purchasing the Annuity" for additional information.

 Investment Options: You may choose from a variety of variable Investment Options ranging from conservative to aggressive. The optional benefits may limit your ability to invest in the variable Investment Options otherwise available to you under the Annuity. Each of the underlying Portfolios is described in its own prospectus, which you should read before selecting your investment options. There is no assurance that any variable Investment Option will meet its investment objective.


 You may also allocate Purchase Payments to the DCA MVA Option, an Investment Option that offers a fixed rate of interest for a specified period. The DCA MVA Option is used only with our 6 or 12 Month Dollar Cost Averaging Program, under which the Purchase Payments that you have allocated to that DCA MVA Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. Withdrawals or transfers from the DCA MVA Option generally will be subject to a Market Value Adjustment if made other than pursuant to the 6 or 12 Month DCA Program.

 Please see "Investment Options," and "Managing Your Account Value" for information.

 Access To Your Money: You can receive income by taking partial withdrawals or electing annuity payments. Please note that withdrawals may be subject to tax, and may be subject to a Contingent Deferred Sales Charge (discussed below). You may withdraw up to 10% of your Purchase Payments each Annuity Year without being subject to a Contingent Deferred Sales Charge.

 You may elect to receive income through annuity payments, also called "Annuitization". If you elect to receive annuity payments, you convert your Unadjusted Account Value into a stream of future payments. This means you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs. The "Unadjusted Account Value" refers to the Account Value prior to the application of any market value adjustment (i.e., "MVA").

 Please see "Access to Account Value" and "Annuity Options" for more information.

 Optional Living Benefits

 Guaranteed Lifetime Withdrawal Benefits. We offer optional living benefits, for an additional charge, that guarantee your ability to take withdrawals for life as a percentage of "Protected Withdrawal Value", even if your Account Value falls to zero (unless it does so due to a withdrawal of Excess Income). The Protected Withdrawal Value is not the same as your Account Value, and it is not available for a lump sum withdrawal. The Account Value has no guarantees, may fluctuate, and can lose value. Withdrawals in excess of the Annual Income Amount, called "Excess Income," will impact the value of the benefit including a permanent reduction in future guaranteed amounts. In marketing and other materials, we may refer to Excess Income as "Excess Withdrawals".

 We currently offer the following optional benefits:

..   Highest Daily Lifetime Income v2.1
..   Spousal Highest Daily Lifetime Income v2.1


 As a condition of electing an optional living benefit, we limit the Investment Options to which you may allocate your Account Value. Also, these benefits utilize a predetermined mathematical formula to help us manage your guarantee through all market cycles. Under the predetermined mathematical formula, your Account Value may be transferred between certain "permitted Sub-accounts" on the one hand and the AST Investment Grade Bond Sub-account on the other hand. Please see the applicable optional benefits section as well as Appendix B to this prospectus for more information on the formula.

 In the "Living Benefits" section, we describe guaranteed minimum withdrawal benefits that allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given Annuity Year (i.e., "Excess Income"), that withdrawal may permanently reduce the guaranteed amount you can withdraw in future years. Please also note that if your Account Value is reduced to zero as a result of a withdrawal of Excess Income, both the optional benefit and the Annuity will terminate. Thus, you should think carefully before taking a withdrawal of Excess Income.


 Death Benefits: You may name a Beneficiary to receive the proceeds of your Annuity upon your death. Your death benefit must be distributed within the time period required by the tax laws. The Annuity offers a death benefit generally equal to the greater of Unadjusted Account Value and Purchase Payments (adjusted for partial withdrawals). The calculation of the death benefit may be different if you elect Highest Daily Lifetime Income v2.1 or Spousal Highest Daily Lifetime Income v2.1.

 Please see "Death Benefit" for more information.

 Fees and Charges: Each Annuity, and the optional living benefits, are subject to certain fees and charges, as discussed in the "Summary of Contract Fees and Charges" table in the prospectus. In addition, there are fees and expenses of the underlying Portfolios.

 What does it mean that my annuity is "tax deferred"? Variable annuities are "tax deferred", meaning you pay no taxes on any earnings from your Annuity until you withdraw the money. You may also transfer among your Investment Options without paying a tax at the time of the transfer. When you take your money out of the Annuity, however, you will be taxed on the earnings at ordinary income tax rates. If you withdraw money before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.


 You may also purchase the Annuity as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan. Although there is no additional tax advantage to a variable annuity purchased through one of these plans, the Annuity has features and benefits other than tax deferral that may make it an important investment for a qualified plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract for use with a tax-qualified plan.


 Market Timing: We have market timing policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or Portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (i.e., market timing). Our market timing policies and procedures are discussed in more detail in the section entitled "Restrictions on Transfers Between Investment Options."


 Other Information: Please see the section entitled "Other Information" for more information about the Annuity, including legal information about Pruco Life, the Separate Account, and underlying Portfolios. The "Separate Account" is referred to as the "Variable Separate Account" in your Annuity.

                              INVESTMENT OPTIONS


 The Investment Options under each Annuity consist of the Sub-accounts and the DCA MVA Options. In this section, we describe the Portfolios. We then discuss the investment restrictions that apply if you elect certain optional benefits. Finally, we discuss the DCA MVA Options. Each Sub-account invests in an underlying Portfolio whose share price generally fluctuates each Valuation Day. The Portfolios that you select, among those that are permitted, are your choice - we do not provide investment advice, nor do we recommend any particular Portfolio. You bear the investment risk for amounts allocated to the Portfolios.


 In contrast to the Sub-accounts, Account Value allocated to a DCA MVA Option earns a fixed rate of interest as long as you remain invested for the Guarantee Period. We guarantee both the stated amount of interest and the principal amount of your Account Value in a DCA MVA Option, so long as you remain invested in the DCA MVA Option for the duration of the Guarantee Period. In general, if you withdraw Account Value prior to the end of the DCA MVA Option's Guarantee Period, you will be subject to a Market Value Adjustment or "MVA", which can be positive or negative. A "Guarantee Period" is the period of time during which we credit a fixed rate of interest to a DCA MVA Option.


 As a condition of participating in the optional living benefits, you will be restricted from investing in certain Sub-accounts. We describe those restrictions below. In addition, the optional living benefits (e.g., Highest Daily Lifetime Income v2.1) employ a predetermined mathematical formula, under which money is transferred between your chosen Sub-accounts and the AST Investment Grade Bond Sub-account.

 Whether or not you elect an optional benefit subject to the predetermined mathematical formula, you should be aware that the operation of the formula may result in large-scale asset flows into and out of the Sub-accounts. These asset flows could adversely impact the Portfolios, including their risk profile, expenses and performance. These asset flows impact not only the Permitted Sub-accounts used with the benefits but also the other Sub-accounts, because the Portfolios may be used as investments in certain Permitted Sub-accounts that are structured as funds-of-funds. Because transfers between the Sub-accounts and the AST Investment Grade Bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the Portfolios could experience the following effects, among others:

    (a)a Portfolio's investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategy;
    (b)the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;
    (c)a Portfolio may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.

 The asset flows caused by the formula may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners' Account Value may be transferred to the AST Investment Grade Bond Sub-account and other Owners' Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to the AST Investment Grade Bond Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.

 The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely impact performance.


 VARIABLE INVESTMENT OPTIONS

 Each Variable Investment Option is a Sub-account of the Pruco Life Flexible Premium Variable Annuity Account (see "Pruco Life and the Separate Account" for more detailed information). Each Sub-account invests exclusively in one Portfolio. The Investment Objectives Chart below classifies each of the Portfolios based on our assessment of their investment style. The chart also provides a description of each Portfolio's investment objective to assist you in determining which Portfolios may be of interest to you. Please note, the AST Investment Grade Bond Sub-account is not available for allocation of Purchase Payments.

 Not all Portfolios offered as Sub-accounts may be available depending on whether you elect an optional benefit. Thus, if you elect an optional benefit, you would be precluded from investing in certain Portfolios and therefore would not receive investment appreciation (or depreciation) affecting those Portfolios.

 The Portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception.

 Conversely, certain retail mutual funds may be managed by the same adviser or subadviser as a Portfolio available as a Sub-account or have a similar name. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds and Portfolios can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the Portfolios.

 The name of the adviser/subadviser for each Portfolio appears next to the description. Those Portfolios whose name includes the prefix "AST" are Portfolios of the Advanced Series Trust. The Portfolios of the Advanced Series Trust are co-managed by AST Investment Services, Inc. and Prudential Investments LLC, both of which are affiliated companies of Pruco Life. However, for most Portfolios, one or more subadvisers, as noted below, are engaged to conduct day-to-day management. Some of the subadvisers are affiliated companies of Pruco Life. Allocations made to all AST Portfolios benefit us financially.

 On APRIL 29, 2013, we stopped offering the AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO as a Sub-account under the Annuities, except as follows: if at any time prior to April 29, 2013 you had any portion of your Account Value allocated to the AST Franklin Templeton Founding Funds Allocation Sub-account, you may continue to allocate Account Value and make transfers into and/or out of the AST Franklin Templeton Founding Funds Allocation Sub-account, including any electronic funds transfer, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Account Value allocated to the AST Franklin Templeton Founding Funds Allocation Sub-account prior to April 29, 2013, you cannot allocate Account Value to the AST Franklin Templeton Founding Funds Allocation Sub-account.

 Please see the "Other Information" section, under the heading "Service Fees Payable to Pruco Life" for a discussion of fees that we may receive from underlying Portfolios and/or their affiliates. You may select Portfolios individually, create your own combination of Portfolios (certain limitations apply--see "Limitations with Optional Benefits" later in this section), or select from among combinations of Portfolios that we have created called "Prudential Portfolio Combinations." Under Prudential Portfolio Combinations, each Prudential Portfolio Combination consists of several asset allocation Portfolios, each of which represents a specified percentage of your allocations. If you elect to invest according to one of these Prudential Portfolio Combinations, we will allocate your initial Purchase Payment among the Sub-accounts within the Prudential Portfolio Combination according to the percentage allocations. You may elect to allocate additional Purchase Payments according to the composition of the Prudential Portfolio Combination, although if you do not make such an explicit election, we will allocate additional Purchase Payments as discussed below under "Additional Purchase Payments." Once you have selected a Prudential Portfolio Combination, we will not rebalance your Account Value to take into account differences in performance among the Sub-accounts. This is a static, point of sale model allocation. Over time, the percentages in each asset allocation Portfolio may vary from the Prudential Portfolio Combination you selected when you purchased your Annuity based on the performance of each of the Portfolios within the Prudential Portfolio Combination. However, you may elect to participate in an automatic rebalancing program, under which we would transfer Account Value periodically so that your Account Value allocated to the Sub-accounts is brought back to the exact percentage allocations stipulated by the Prudential Portfolio Combination you elected. Please see "Automatic Rebalancing Programs" below for details about how such a program operates. If you are participating in an optional living benefit (such as Highest Daily Lifetime Income v2.1) that makes transfers under a predetermined mathematical formula, and you have elected automatic rebalancing in addition to Prudential Portfolio Combinations, you should be aware that: (a) the AST Investment Grade Bond Sub-account used as part of the predetermined mathematical formula will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that existed originally as part of Prudential Portfolio Combinations.


 If you are interested in a Prudential Portfolio Combination, you should work with your Financial Professional to select the Prudential Portfolio Combination that is appropriate for you, in light of your investment time horizon, investment goals and expectations and market risk tolerance, and other relevant factors. Some selling firms may not offer Prudential Portfolio Combinations. In providing these Prudential Portfolio Combinations, we are not providing investment advice. You are responsible for determining which Prudential Portfolio Combination or Sub-account(s) is best for you. Asset allocation does not ensure a profit or protect against a loss.


 The following table contains limited information about the Portfolios. Before selecting an Investment Option or Portfolio Combination, you should carefully review the summary prospectuses and/or prospectuses for the Portfolios, which contain details about the investment objectives, policies, risks, costs and management of the Portfolios. You can obtain the summary prospectuses and prospectuses for the Portfolios by calling 1-888-PRU-2888.

     ADVANCED SERIES            STYLE/                     INVESTMENT                             PORTFOLIO
      TRUST ("AST")              TYPE                  OBJECTIVES/POLICIES                         ADVISOR/
      PORTFOLIO NAME                                                                             SUBADVISOR(S)
-------------------------------------------------------------------------------------------------------------------------
 AST Academic Strategies        ASSET         Seeks long-term capital appreciation.     AlphaSimplex Group, LLC
Asset Allocation Portfolio    ALLOCATION                                                AQR Capital Management, LLC
                                                                                           and CNH Partners, LLC
                                                                                        CoreCommodity Management,
                                                                                           LLC
                                                                                        First Quadrant, L.P.
                                                                                        Jennison Associates LLC
                                                                                        J.P. Morgan Investment
                                                                                           Management, Inc.
                                                                                        Pacific Investment Management
                                                                                           Company LLC (PIMCO)
                                                                                        Prudential Investments LLC
                                                                                        Quantitative Management
                                                                                           Associates LLC
                                                                                        Western Asset Management
                                                                                           Company/ Western Asset
                                                                                           Management Company Limited
-------------------------------------------------------------------------------------------------------------------------
 AST Advanced Strategies        ASSET         Seeks a high level of absolute return     Brown Advisory LLC
        Portfolio             ALLOCATION      by using traditional and non-             Loomis, Sayles & Company,
                                              traditional investment strategies and        L.P.
                                              by investing in domestic and foreign      LSV Asset Management
                                              equity and fixed income securities,       Pacific Investment Management
                                              derivative instruments and other             Company LLC (PIMCO)
                                              investment companies.                     Quantitative Management
                                                                                           Associates LLC
                                                                                        T. Rowe Price Associates, Inc.
                                                                                        William Blair & Company, LLC
-------------------------------------------------------------------------------------------------------------------------
 AST AQR Emerging Markets    INTERNATIONAL    Seeks long-term capital appreciation.     AQR Capital Management, LLC
     Equity Portfolio           EQUITY
-------------------------------------------------------------------------------------------------------------------------
    AST AQR Large-Cap         LARGE-CAP       Seeks long-term capital appreciation.     AQR Capital Management, LLC
        Portfolio               BLEND
-------------------------------------------------------------------------------------------------------------------------
    AST Balanced Asset          ASSET         Seeks to obtain the highest potential     Prudential Investments LLC
   Allocation Portfolio       ALLOCATION      total return consistent with its          Quantitative Management
                                              specified level of risk tolerance.           Associates LLC
-------------------------------------------------------------------------------------------------------------------------
   AST BlackRock Global         ASSET         Seeks a high total return consistent      BlackRock Financial
   Strategies Portfolio       ALLOCATION      with a moderate level of risk.               Management, Inc.
-------------------------------------------------------------------------------------------------------------------------
AST BlackRock iShares ETF       ASSET         Seeks to maximize total return with a     BlackRock Financial
        Portfolio             ALLOCATION      moderate level of risk.                      Management, Inc.
-------------------------------------------------------------------------------------------------------------------------
 AST Capital Growth Asset       ASSET         Seeks to obtain a total return            Prudential Investments LLC
   Allocation Portfolio       ALLOCATION      consistent with its specified level of    Quantitative Management
                                              risk tolerance.                              Associates LLC
-------------------------------------------------------------------------------------------------------------------------
 AST ClearBridge Dividend     LARGE-CAP       Seeks income, capital preservation,       ClearBridge Investments, LLC
     Growth Portfolio           BLEND         and capital appreciation.
-------------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty     SPECIALTY       Seeks to maximize total return            Cohen & Steers Capital
        Portfolio                             through investment in real estate            Management, Inc.
                                              securities.
-------------------------------------------------------------------------------------------------------------------------
   AST Defensive Asset          ASSET         Seeks to obtain the highest potential     Prudential Investments LLC
   Allocation Portfolio       ALLOCATION      total return consistent with its          Quantitative Management
                                              specified level of risk tolerance.           Associates LLC
-------------------------------------------------------------------------------------------------------------------------

       ADVANCED SERIES              STYLE/                      INVESTMENT                               PORTFOLIO
        TRUST ("AST")                TYPE                   OBJECTIVES/POLICIES                           ADVISOR/
        PORTFOLIO NAME                                                                                  SUBADVISOR(S)
---------------------------------------------------------------------------------------------------------------------------------
   AST Federated Aggressive       SMALL-CAP       Seeks capital growth.                       Federated Equity Management
       Growth Portfolio             GROWTH                                                       Company of Pennsylvania
                                                                                              Federated Global Investment
                                                                                                 Management Corp.
---------------------------------------------------------------------------------------------------------------------------------
   AST FI Pyramis(R) Asset          ASSET         Seeks to maximize total return.             Pyramis Global Advisors, LLC a
     Allocation Portfolio         ALLOCATION                                                     Fidelity Investments Company
---------------------------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Quantitative      ASSET         Seeks long-term capital growth              Pyramis Global Advisors, LLC a
Portfolio (formerly AST First     ALLOCATION      balanced by current income.                    Fidelity Investments Company
    Trust Balanced Target
         Portfolio):
---------------------------------------------------------------------------------------------------------------------------------
    AST Franklin Templeton          ASSET         Seeks capital appreciation while its        Franklin Advisors, Inc.
  Founding Funds Allocation       ALLOCATION      secondary investment objective is to        Franklin Mutual Advisors, LLC
          Portfolio                               seek income.                                Templeton Global Advisors
                                                                                                 Limited
---------------------------------------------------------------------------------------------------------------------------------
    AST Franklin Templeton          ASSET         Seeks capital appreciation.                 AST Investment Services, Inc.
     Founding Funds Plus          ALLOCATION                                                  Prudential Investments LLC
          Portfolio
---------------------------------------------------------------------------------------------------------------------------------
    AST Global Real Estate        SPECIALTY       Seeks capital appreciation and              Prudential Real Estate Investors
          Portfolio                               income.
---------------------------------------------------------------------------------------------------------------------------------
      AST Goldman Sachs           LARGE-CAP       Seeks long-term growth of capital.          Goldman Sachs Asset
  Large-Cap Value Portfolio         VALUE                                                        Management, L.P.
---------------------------------------------------------------------------------------------------------------------------------
  AST Goldman Sachs Mid-Cap        MID-CAP        Seeks long-term growth of capital.          Goldman Sachs Asset
       Growth Portfolio             GROWTH                                                       Management, L.P.
---------------------------------------------------------------------------------------------------------------------------------
      AST Goldman Sachs             ASSET         Seeks to obtain a high level of total       Goldman Sachs Asset
    Multi-Asset Portfolio         ALLOCATION      return consistent with its level of risk       Management, L.P.
                                                  tolerance.
---------------------------------------------------------------------------------------------------------------------------------
      AST Goldman Sachs           SMALL-CAP       Seeks long-term capital appreciation.       Goldman Sachs Asset
  Small-Cap Value Portfolio         VALUE                                                        Management, L.P.
---------------------------------------------------------------------------------------------------------------------------------
    AST Herndon Large-Cap         LARGE-CAP       Seeks maximum growth of capital by          Herndon Capital Management,
Value Portfolio (formerly AST       VALUE         investing primarily in the value               LLC
 BlackRock Value Portfolio):                      stocks of larger companies.
---------------------------------------------------------------------------------------------------------------------------------
   AST High Yield Portfolio      FIXED INCOME     Seeks maximum total return,                 J.P. Morgan Investment
                                                  consistent with preservation of                Management, Inc.
                                                  capital and prudent investment              Prudential Investment
                                                  management.                                    Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------
   AST International Growth      INTERNATIONAL    Seeks long-term capital growth.             Jennison Associates LLC
          Portfolio                 EQUITY                                                    Neuberger Berman Management
                                                                                                 LLC
                                                                                              William Blair & Company, LLC
---------------------------------------------------------------------------------------------------------------------------------
   AST International Value       INTERNATIONAL    Seeks capital growth.                       LSV Asset Management
          Portfolio                 EQUITY                                                    Thornburg Investment
                                                                                                 Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------
  AST Investment Grade Bond      FIXED INCOME     Seeks to maximize total return,             Prudential Investment
          Portfolio                               consistent with the preservation of            Management, Inc.
                                                  capital and liquidity needs.
---------------------------------------------------------------------------------------------------------------------------------
    AST J.P. Morgan Global          ASSET         Seeks capital appreciation consistent       J.P. Morgan Investment
 Thematic Portfolio (formerly     ALLOCATION      with its specified level of risk               Management Inc./Security
   AST Horizon Growth Asset                       tolerance.                                     Capital Research & Management
    Allocation Portfolio):                                                                       Incorporated
---------------------------------------------------------------------------------------------------------------------------------



 Pyramis is a registered service mark of FMR LLC. Used under license

       ADVANCED SERIES              STYLE/                      INVESTMENT                               PORTFOLIO
        TRUST ("AST")                TYPE                   OBJECTIVES/POLICIES                           ADVISOR/
        PORTFOLIO NAME                                                                                  SUBADVISOR(S)
---------------------------------------------------------------------------------------------------------------------------------
       AST J.P. Morgan           INTERNATIONAL    Seeks capital growth.                       J.P. Morgan Investment
International Equity Portfolio      EQUITY                                                       Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------
  AST J.P. Morgan Strategic         ASSET         Seeks to maximize return compared to        J.P. Morgan Investment
   Opportunities Portfolio        ALLOCATION      the benchmark through security                 Management, Inc.
                                                  selection and tactical asset allocation.
---------------------------------------------------------------------------------------------------------------------------------
    AST Jennison Large-Cap        LARGE-CAP       Seeks long-term growth of capital.          Jennison Associates LLC
       Growth Portfolio             GROWTH
---------------------------------------------------------------------------------------------------------------------------------
    AST Jennison Large-Cap        LARGE-CAP       Seeks capital appreciation.                 Jennison Associates LLC
       Value Portfolio              VALUE
---------------------------------------------------------------------------------------------------------------------------------
     AST Large-Cap Value          LARGE-CAP       Seeks current income and long-term          Hotchkis and Wiley Capital
          Portfolio                 VALUE         growth of income, as well as capital           Management, LLC
                                                  appreciation.
---------------------------------------------------------------------------------------------------------------------------------
      AST Loomis Sayles           LARGE-CAP       Seeks capital growth. Income                Loomis, Sayles & Company, L.P.
  Large-Cap Growth Portfolio        GROWTH        realization is not an investment
                                                  objective and any income realized on
                                                  the Portfolio's investments,
                                                  therefore, will be incidental to the
                                                  Portfolio's objective.
---------------------------------------------------------------------------------------------------------------------------------
  AST Lord Abbett Core Fixed     FIXED INCOME     Seeks income and capital                    Lord, Abbett & Co. LLC
       Income Portfolio                           appreciation to produce a high total
                                                  return.
---------------------------------------------------------------------------------------------------------------------------------
    AST MFS Global Equity        INTERNATIONAL    Seeks capital growth.                       Massachusetts Financial Services
          Portfolio                 EQUITY                                                       Company
---------------------------------------------------------------------------------------------------------------------------------
   AST MFS Growth Portfolio       LARGE-CAP       Seeks long-term capital growth and          Massachusetts Financial Services
                                    GROWTH        future, rather than current income.            Company
---------------------------------------------------------------------------------------------------------------------------------
   AST MFS Large-Cap Value        LARGE-CAP       Seeks capital appreciation.                 Massachusetts Financial Services
          Portfolio                 VALUE                                                        Company
---------------------------------------------------------------------------------------------------------------------------------
 AST Mid-Cap Value Portfolio       MID-CAP        Seeks to provide capital growth by          EARNEST Partners, LLC
                                    VALUE         investing primarily in mid-                 WEDGE Capital Management
                                                  capitalization stocks that appear to           L.L.P.
                                                  be undervalued.
---------------------------------------------------------------------------------------------------------------------------------
  AST Money Market Portfolio     FIXED INCOME     Seeks high current income and               Prudential Investment
                                                  maintain high levels of liquidity.             Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------
  AST Neuberger Berman Core      FIXED INCOME     Seeks to maximize total return              Neuberger Berman Fixed Income
        Bond Portfolio                            consistent with the preservation of            LLC
                                                  capital.
---------------------------------------------------------------------------------------------------------------------------------
     AST Neuberger Berman          MID-CAP        Seeks capital growth.                       Neuberger Berman Management
   Mid-Cap Growth Portfolio         GROWTH                                                       LLC
---------------------------------------------------------------------------------------------------------------------------------
   AST Neuberger Berman/LSV        MID-CAP        Seeks capital growth.                       LSV Asset Management
   Mid-Cap Value Portfolio          VALUE                                                     Neuberger Berman Management
                                                                                                 LLC
---------------------------------------------------------------------------------------------------------------------------------
   AST New Discovery Asset          ASSET         Seeks total return.                         Bradford & Marzec LLC
     Allocation Portfolio         ALLOCATION                                                  Brown Advisory, LLC
                                                                                              C.S. McKee, LP
                                                                                              EARNEST Partners, LLC
                                                                                              Epoch Investment Partners, Inc.
                                                                                              Parametric Portfolio Associates
                                                                                                 LLC Security Investors, LLC
                                                                                              Thompson, Siegel & Walmsley
                                                                                                 LLC
---------------------------------------------------------------------------------------------------------------------------------

     ADVANCED SERIES            STYLE/                     INVESTMENT                              PORTFOLIO
      TRUST ("AST")              TYPE                  OBJECTIVES/POLICIES                          ADVISOR/
      PORTFOLIO NAME                                                                              SUBADVISOR(S)
---------------------------------------------------------------------------------------------------------------------------
 AST Parametric Emerging     INTERNATIONAL    Seeks long-term capital                   Parametric Portfolio Associates
 Markets Equity Portfolio       EQUITY        appreciation.                                LLC
---------------------------------------------------------------------------------------------------------------------------
    AST PIMCO Limited        FIXED INCOME     Seeks to maximize total return            Pacific Investment Management
 Maturity Bond Portfolio                      consistent with preservation of              Company LLC (PIMCO)
                                              capital and prudent investment
                                              management.
---------------------------------------------------------------------------------------------------------------------------
  AST PIMCO Total Return     FIXED INCOME     Seeks to maximize total return            Pacific Investment Management
      Bond Portfolio                          consistent with preservation of              Company LLC (PIMCO)
                                              capital and prudent investment
                                              management.
---------------------------------------------------------------------------------------------------------------------------
  AST Preservation Asset        ASSET         Seeks to obtain a total return            Prudential Investments LLC
   Allocation Portfolio       ALLOCATION      consistent with its specified level of    Quantitative Management
                                              risk tolerance.                              Associates LLC
---------------------------------------------------------------------------------------------------------------------------
 AST Prudential Core Bond    FIXED INCOME     Seeks to maximize total return            Prudential Investment
        Portfolio                             consistent with the long-term                Management, Inc.
                                              preservation of capital.
---------------------------------------------------------------------------------------------------------------------------
  AST Prudential Growth         ASSET         Seeks total return.                       Prudential Investment
   Allocation Portfolio       ALLOCATION                                                   Management, Inc.
                                                                                        Quantitative Management
                                                                                           Associates LLC
---------------------------------------------------------------------------------------------------------------------------
 AST QMA Emerging Markets    INTERNATIONAL    Seeks long-term capital appreciation.     Quantitative Management
     Equity Portfolio           EQUITY                                                     Associates LLC
---------------------------------------------------------------------------------------------------------------------------
    AST QMA Large-Cap         LARGE-CAP       Seeks long-term capital appreciation.     Quantitative Management
        Portfolio               BLEND                                                      Associates LLC
---------------------------------------------------------------------------------------------------------------------------
 AST QMA US Equity Alpha      LARGE-CAP       Seeks long term capital appreciation.     Quantitative Management
        Portfolio               BLEND                                                      Associates LLC
---------------------------------------------------------------------------------------------------------------------------
   AST RCM World Trends         ASSET         Seeks highest potential total return      Allianz Global Investors U.S.
 Portfolio (formerly AST      ALLOCATION      consistent with its specified level of       LLC
Moderate Asset Allocation                     risk tolerance.
       Portfolio):
---------------------------------------------------------------------------------------------------------------------------
   AST Schroders Global         ASSET         Seeks to outperform its blended           Schroder Investment
    Tactical Portfolio        ALLOCATION      performance benchmark.                       Management North America
                                                                                           Inc./Schroder Investment
                                                                                           Management North America Ltd.
---------------------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset       ASSET         Seeks long-term capital appreciation.     Schroder Investment
World Strategies Portfolio    ALLOCATION                                                   Management North America
                                                                                           Inc./Schroder Investment
                                                                                           Management North America Ltd.
---------------------------------------------------------------------------------------------------------------------------
   AST Small-Cap Growth       SMALL-CAP       Seeks long-term capital growth.           Eagle Asset Management, Inc.
        Portfolio               GROWTH                                                  Emerald Mutual Fund Advisors
                                                                                           Trust
---------------------------------------------------------------------------------------------------------------------------
   AST Small-Cap Value        SMALL-CAP       Seeks to provide long-term capital        ClearBridge Investments, LLC
        Portfolio               VALUE         growth by investing primarily in          J.P. Morgan Investment
                                              small-capitalization stocks that             Management, Inc.
                                              appear to be undervalued.                 Lee Munder Capital Group, LLC
---------------------------------------------------------------------------------------------------------------------------
 AST T. Rowe Price Asset        ASSET         Seeks a high level of total return by     T. Rowe Price Associates, Inc.
   Allocation Portfolio       ALLOCATION      investing primarily in a diversified
                                              Portfolio of equity and fixed income
                                              securities.
---------------------------------------------------------------------------------------------------------------------------

      ADVANCED SERIES           STYLE/                      INVESTMENT                              PORTFOLIO
       TRUST ("AST")             TYPE                  OBJECTIVES/POLICIES                           ADVISOR/
      PORTFOLIO NAME                                                                               SUBADVISOR(S)
----------------------------------------------------------------------------------------------------------------------------
 AST T. Rowe Price Equity      LARGE-CAP      Seeks substantial dividend income as       T. Rowe Price Associates, Inc.
     Income Portfolio            VALUE        well as long-term growth of capital
                                              through investments in the common
                                              stocks of established companies.
----------------------------------------------------------------------------------------------------------------------------
 AST T. Rowe Price Growth        ASSET        Seeks a high level of total return by      T. Rowe Price Associates, Inc.
  Opportunities Portfolio     ALLOCATION      investing primarily in a diversified       T. Rowe Price International Ltd.
                                              Portfolio of equity and fixed income       T. Rowe Price International Ltd.
                                              securities.                                   - Tokyo and T. Rowe Price
                                                                                            Hong Kong Limited
----------------------------------------------------------------------------------------------------------------------------
     AST T. Rowe Price         LARGE-CAP      Seeks long-term growth of capital by       T. Rowe Price Associates, Inc.
Large-Cap Growth Portfolio      GROWTH        investing predominantly in the equity
                                              securities of a limited number of
                                              large, carefully selected, high-quality
                                              U.S. companies that are judged likely
                                              to achieve superior earnings growth.
----------------------------------------------------------------------------------------------------------------------------
 AST T. Rowe Price Natural     SPECIALTY      Seeks long-term capital growth             T. Rowe Price Associates, Inc.
    Resources Portfolio                       primarily through investing in the
                                              common stocks of companies that
                                              own or develop natural resources
                                              (such as energy products, precious
                                              metals and forest products) and
                                              other basic commodities.
----------------------------------------------------------------------------------------------------------------------------
 AST Templeton Global Bond    FIXED INCOME    Seeks to provide current income with       Franklin Advisors, Inc.
Portfolio (formerly the AST                   capital appreciation and growth of
 T. Rowe Price Global Bond                    income.
        Portfolio)
----------------------------------------------------------------------------------------------------------------------------
 AST Wellington Management       ASSET        Seeks to outperform a mix of 50%           Wellington Management
  Hedged Equity Portfolio     ALLOCATION      Russell 3000(R) Index, 20% MSCI               Company, LLP
                                              EAFE Index, and 30% Treasury Bill
                                              Index over a full market cycle by
                                              preserving capital in adverse
                                              markets utilizing an options strategy
                                              while maintaining equity exposure to
                                              benefit from up markets through
                                              investments in Wellington
                                              Management's equity investment
                                              strategies.
----------------------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus   FIXED INCOME    Seeks to maximize total return,            Western Asset Management
      Bond Portfolio                          consistent with prudent investment            Company/Western Asset
                                              management and liquidity needs, by            Management Company Limited
                                              investing to obtain the average
                                              duration specified for the Portfolio.
----------------------------------------------------------------------------------------------------------------------------
AST Western Asset Emerging    FIXED INCOME    Seeks to maximize total return.            Western Asset Management
  Markets Debt Portfolio                                                                    Company/Western Asset
                                                                                            Management Company Limited
----------------------------------------------------------------------------------------------------------------------------


 Limitations with Optional Benefits

 As a condition of your participating in any Highest Daily Lifetime Income v2.1 benefit, we limit the Investment Options to which you may allocate your Account Value, as set forth in the Permitted Sub-accounts table below. Please note that the DCA Market Value Adjustment Options described later in this section are also available if you elect an optional benefit.

 Permitted Sub-accounts



 AST Academic Strategies Asset Allocation             AST Goldman Sachs Multi-Asset
 AST Advanced Strategies                              AST J.P. Morgan Global Thematic
 AST Balanced Asset Allocation                        AST J.P. Morgan Strategic Opportunities
 AST BlackRock Global Strategies                      AST New Discovery Asset Allocation
 AST BlackRock iShares ETF                            AST Preservation Asset Allocation
 AST Capital Growth Asset Allocation                  AST Prudential Growth Allocation
 AST Defensive Asset Allocation                       AST RCM World Trends
 AST FI Pyramis(R) Asset Allocation                   AST Schroders Global Tactical
 AST FI Pyramis(R) Quantitative                       AST Schroders Multi-Asset World Strategies
 AST Franklin Templeton Founding Funds Allocation*    AST T. Rowe Price Asset Allocation
 AST Franklin Templeton Founding Funds Plus           AST Wellington Management Hedged Equity


 *  No longer offered for new investment.

 MARKET VALUE ADJUSTMENT OPTION

 We currently offer DCA MVA Options. Amounts in MVA Options are supported by our general account and subject to our claims paying ability. Please see "Other Information" later in this prospectus for additional information about our general account. The DCA MVA Options are used with our 6 or 12 Month DCA Program. Amounts allocated to the DCA MVA Options earn the declared rate of interest while the amount is transferred over a 6 or 12 month period into the Sub-accounts that you have designated. A dollar cost averaging program does not assure a profit, or protect against a loss.


 For a complete description of our 6 or 12 Month DCA Program, see the applicable section of this prospectus within the section entitled "Managing Your Account Value."

 We do not currently offer any long term MVA options.

 GUARANTEE PERIOD TERMINATION
 A DCA MVA Option ends on the earliest of (a) the date the entire amount in the DCA MVA Option is withdrawn or transferred (b) the Annuity Date (c) the date the Annuity is surrendered or (d) the date as of which a Death Benefit is determined, unless the Annuity is continued by a spousal Beneficiary. "Annuity Date" means the date on which we apply your Unadjusted Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the "Latest Annuity Date." The "Payout Period" is the period starting on the Annuity Date and during which annuity payments are made.

 RATES FOR DCA MVA OPTIONS
 We do not have a single method for determining the fixed interest rates for the DCA MVA Options. In general, the interest rates we offer for the DCA MVA Options will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the DCA MVA Options, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the DCA MVA Options, general economic trends and competition. We also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to DCA MVA Options, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.

 The interest rate credited to a DCA MVA Option is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine, in our sole discretion, the interest rates for the DCA MVA Options. At the time that we confirm your DCA MVA Option, we will advise you of the interest rate in effect and the date your DCA MVA Option matures. We may change the rates we credit to new DCA MVA Options at any time. To inquire as to the current rates for the DCA MVA Options, please call 1-888-PRU-2888. DCA MVA Options are not available in all States and are subject to a minimum rate. Currently, the DCA MVA
 Options are not available in the States of Illinois, Oregon and Washington and are available in Iowa only for Annuities purchased on or after August 20, 2012.


 The interest under a DCA MVA Option is credited daily on a balance that declines as amounts are transferred, and therefore you do not earn interest on the full amount deposited to the DCA MVA Option for the 6 month or 12 month period.


 To the extent permitted by law, we may establish different interest rates for DCA MVA Options offered to a class of Owners who choose to participate in various optional investment programs we make available. For any DCA MVA Option, you will not be permitted to allocate to the DCA MVA Option if the Guarantee Period associated with that DCA MVA Option would end after your Annuity Date.

 MARKET VALUE ADJUSTMENT
 With certain exceptions, if you transfer or partially withdraw Account Value from a DCA MVA Option prior to the end of the applicable Guarantee Period, you will be subject to a Market Value Adjustment or "MVA". We assess an MVA (whether positive or negative) upon:
   . any surrender, partial withdrawal (including a systematic withdrawal, Medically-Related Surrender, or a withdrawal program under Sections 72(t) or 72(q) of the Code), or transfer out of a DCA MVA Option made outside the 30 days immediately preceding the maturity of the Guarantee Period; and
   . your exercise of the Free Look right under your Annuity, unless prohibited by state law.

 We will NOT assess an MVA (whether positive or negative) in connection with any of the following:
   . partial withdrawals made to meet Required Minimum Distribution rules under the Code in relation to your Annuity, but only if the Required Minimum Distribution is an amount that we calculate and is distributed through a program that we offer;

   . transfers or partial withdrawals from a DCA MVA Option during the 30 days immediately prior to the maturity of the applicable Guarantee Period, including the Maturity Date of the MVA Option;

   .   transfers made in accordance with the 6 or 12 Month DCA Program;
   .   when a Death Benefit is determined;
   . deduction of an Annual Maintenance Fee or the Premium Based Charge from the Annuity;
   .   Annuitization under the Annuity; and
   . transfers made pursuant to a mathematical formula used with an optional benefit (e.g., Highest Daily Lifetime Income v2.1).

 The amount of the MVA is determined according to the formula set forth in Appendix D. In general, the amount of the MVA is dependent on the difference between interest rates at the time your DCA MVA Option was established and current interest rates for the remaining Guarantee Period of your DCA MVA Option. For purposes of determining the amount of an MVA, we make reference to an index interest rate that in turn is based on a Constant Maturity Treasury
 (CMT) rate for a maturity (in months) equal to the applicable duration of the DCA MVA Option. This CMT rate will be determined based on the weekly average of the CMT index of appropriate maturity as of two weeks prior to initiation of the DCA MVA Option. The CMT index will be based on certain U.S. Treasury interest rates, as published in a Federal Reserve Statistical Release. The Liquidity Factor is an element of the MVA formula currently equal to 0.0025 (or 0.25%). It is an adjustment that is applied when an MVA is assessed (regardless of whether the MVA is positive or negative) and, relative to when no Liquidity Factor is applied, will reduce the amount being surrendered or transferred from the DCA MVA Option. Please consult the DCA MVA formula in the appendices to this prospectus for additional detail.

                         FEES, CHARGES AND DEDUCTIONS

 In this section, we provide detail about the charges you may incur if you own the Annuity.

 The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceed our total costs in connection with the Annuity, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under the Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.

 With regard to charges that are assessed as a percentage of the value of the Sub-accounts, please note that such charges are assessed through a reduction to the Unit value of your investment in each Sub-account, and in that way reduce your Account Value. A "Unit" refers to a share of participation in a Sub-account used to calculate your Unadjusted Account Value prior to the Annuity Date.

 Contingent Deferred Sales Charge ("CDSC"): A CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials, and other promotional expenses. We may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC for each Purchase Payment is calculated as a percentage of the Purchase Payment being withdrawn. The charge decreases as the Purchase Payment ages. The aging of a Purchase Payment is measured from the date it is allocated to your Annuity. If you make a partial withdrawal of a Purchase Payment on the day before an anniversary of the date that Purchase Payment was allocated to the Annuity, we will use the CDSC percentage that would apply if the withdrawal was made on the following day. The charge is deducted from the Investment Options in the same proportion as the partial withdrawal upon which it is assessed. The imposition of a CDSC on a withdrawal will not result in any additional CDSC being incurred as a result of the amount withdrawn from the Annuity being greater than the amount of the withdrawal request (i.e., no CDSC will be imposed on the withdrawal of a CDSC).

 Each Purchase Payment has its own schedule of CDSCs associated with it. The schedule of CDSCs associated with a Purchase Payment is determined when the Purchase Payment is allocated to the Annuity. The schedule of CDSCs applicable to a Purchase Payment is based on the total of all Purchase Payments allocated to the Annuity, including the full amount of the "new" Purchase Payment, when the Purchase Payment is allocated. Purchase Payments are not reduced by partial withdrawals for purposes of determining the applicable schedule of CDSCs. Thus, to determine which CDSC tier a given Purchase Payment being made currently is assigned, we consider only the sum of Purchase Payments and do not reduce that sum by the amount of any withdrawal. The combination of CDSC assessed and Premium Based Charge (see below) deducted with respect to any Purchase Payment will never be greater than 9%, as stipulated by Rule 6c-8 under the Investment Company Act of 1940. Purchase Payments are withdrawn on a "first-in, first-out" basis. All Purchase Payments allocated to the Annuity on the same day will be treated as one Purchase Payment for purposes of determining the applicable schedule of CDSCs. The table of CDSCs is as follows:

                                                                Age of Purchase Payment Being Withdrawn
                                           ----------------------------------------------------------------------------------
      Total Purchase Payment Amount                  1 Year or 2 Years or 3 Years or 4 Years or 5 Years or 6 Years or
                                                     more but   more but   more but   more but   more but   more but
                                           Less than less than less than  less than  less than  less than  less than  7 Years
                                            1 Year    2 Years   3 Years    4 Years    5 Years    6 Years    7 Years   or more
-----------------------------------------------------------------------------------------------------------------------------
Less than $50,000                            5.0%      5.0%       4.0%       4.0%       3.0%       3.0%       2.0%      0%
-----------------------------------------------------------------------------------------------------------------------------
$50,000 or more but less than $100,000       5.0%      4.0%       4.0%       3.0%       3.0%       2.0%       2.0%      0%
-----------------------------------------------------------------------------------------------------------------------------
$100,000 or more but less than $250,000      4.0%      3.0%       3.0%       2.0%       2.0%       2.0%       1.0%      0%
-----------------------------------------------------------------------------------------------------------------------------
$250,000 or more but less than $500,000      3.0%      2.0%       2.0%       2.0%       1.0%       1.0%       1.0%      0%
-----------------------------------------------------------------------------------------------------------------------------
$500,000 or more but less than $1,000,000    2.0%      2.0%       2.0%       1.0%       1.0%       1.0%       1.0%      0%
-----------------------------------------------------------------------------------------------------------------------------
$1,000,000 or more                           2.0%      2.0%       1.0%       1.0%       1.0%       1.0%       1.0%      0%
-----------------------------------------------------------------------------------------------------------------------------

 With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see "Free Withdrawal Amounts" later in this prospectus). If the free withdrawal amount is not sufficient, we then assume that any remaining amount of a partial withdrawal is taken from Purchase Payments on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity (including gains), as described in the examples below.


 EXAMPLES

 These examples are designed to show you how the CDSC is calculated. They do not take into account any other fees and charges or the performance of your investment options. The examples illustrate how the CDSC would apply to reduce your Account Value based on the timing and amount of your withdrawals. They also illustrate how a certain amount of your withdrawal, the "Free Withdrawal Amount," is not subject to the CDSC. The Free Withdrawal Amount is equal to 10% of all Purchase Payments currently subject to a CDSC in each year and is described in more detail in "Access to Account Value," later in this prospectus.

 EXAMPLES
 Assume you purchase your B Series Annuity with a $75,000 initial Purchase Payment and you make no additional Purchase Payments for the life of your Annuity.

 Example 1
 Assume the following:
..   two years after the purchase, your Unadjusted Account Value is $85,000
    (your Purchase Payment of $75,000 plus $10,000 of investment gain);
..   the free withdrawal amount is $7,500 ($75,000 x .10);
..   the applicable CDSC is 6%.

 If you request a withdrawal of $50,000, $7,500 is not subject to the CDSC because it is the free withdrawal amount. The remaining amount of your withdrawal is subject to the 6% CDSC.

 Gross Withdrawal or Net Withdrawal. Generally, you can request either a gross withdrawal or a net withdrawal. If, however, you are taking your Annual Income Amount through our systematic withdrawal program, you will only be permitted to take that withdrawal on a gross basis. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your Unadjusted Account Value. This means that an amount greater than the amount of your requested withdrawal will be deducted from your Unadjusted Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the CDSC or tax withholding, that will need to be withdrawn. We then apply the CDSC or tax withholding to that entire amount. As a result, you will pay a greater CDSC or have more tax withheld if you elect a net withdrawal.
   . If you request a gross withdrawal, the amount of the CDSC will reduce the amount of the withdrawal you receive. In this case, the CDSC would equal $2,550 (($50,000 - the free withdrawal amount of $7,500 = $42,500)
       x .06 = $2,550). You would receive $47,450 ($50,000 - $2,550). To determine your remaining Unadjusted Account Value after your withdrawal, we reduce your initial Unadjusted Account by the amount of your requested withdrawal. In this case, your Unadjusted Account Value would be $35,000 ($85,000 - $50,000).
   . If you request a net withdrawal, we first determine the entire amount that will need to be withdrawn in order to provide the requested payment. We do this by first subtracting the free withdrawal amount and dividing the resulting amount by the result of 1 minus the surrender charge. Here is the calculation: $42,500/(1 - 0.06) = $45,212.77. This is the total amount to which the CDSC will apply. The amount of the CDSC is $2,712.77. Therefore, in order to for you to receive the full $50,000, we will need to deduct $52,712.77 from your Unadjusted Account Value, resulting in remaining Unadjusted Account Value of $32,287.23.

 Example 2
 Assume the following:
..   you took the withdrawal described above as a gross withdrawal;
..   two years after the withdrawal described above, the Unadjusted Account
    Value is $48,500 ($35,000 of remaining Unadjusted Account Value plus $13,500 of investment gain);
..   the free withdrawal amount is still $7,500 because no additional Purchase
    Payments have been made and the Purchase Payment is still subject to a CDSC; and
..   the applicable CDSC in Annuity Year 4 is now 5%.

 If you now take a second gross withdrawal of $10,000, $7,500 is not subject to the CDSC because it is the free withdrawal amount. The remaining $2,500 is subject to the 5% CDSC or $125 and you will receive $9,875.


 No matter how you specify the withdrawal, any MVA will not be applied to the amount you receive, but instead will be applied to your Unadjusted Account Value. See "Free Withdrawal Amounts" later in this prospectus for a discussion as to how this might affect an optional living benefit you may have. Please be aware that under the Highest Daily Lifetime Income v2.1 suite of benefits:
 (a) for a gross withdrawal, if the amount requested exceeds the Annual Income Amount, the excess portion will be treated as Excess Income and (b) for a net withdrawal, if the amount you receive plus the amount of the CDSC deducted from your Unadjusted Account Value exceeds the Annual Income Amount, the excess portion will be treated as Excess Income (which has negative consequences under those benefits).

 Upon surrender, we calculate a CDSC based on any Purchase Payments that remain in your Account Value on the date of the surrender (and after all other withdrawals have been taken). If you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance, the Purchase Payments being withdrawn may be greater than your remaining Account Value. Consequently, a higher CDSC may result than if we had calculated the CDSC as a percentage of remaining Account Value.

 We may waive any applicable CDSC under certain circumstances described below in "Exceptions/Reductions to Fees and Charges."

 Premium Based Charge. The Premium Based Charge reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials, and other promotional expenses. The Premium Based Charge applicable to the Annuity is the sum of such charges applicable to each Purchase Payment. The Premium Based Charge is calculated on each Quarterly Annuity Anniversary for those Purchase Payments subject to the charge as of the prior Valuation Day. Each Purchase Payment is subject to a Premium Based Charge on each of the 28 Quarterly Annuity Anniversaries (i.e., for seven years) that occurs after the Purchase Payment is allocated to the Annuity. Once that time period has expired, the Purchase Payment is no longer subject to the Premium Based Charge. For purposes of calculating the Premium Based
 Charge: (a) a Purchase Payment is the amount of the Purchase Payment before we deduct any applicable fees, charges or taxes; and (b) Purchase Payments are not reduced by partial withdrawals taken from the Annuity.

 The Premium Based Charge for each Purchase Payment is determined when it is allocated to the Annuity (except for those Purchase Payments that are allocated to the Annuity prior to the first Quarterly Annuity Anniversary) based on the total of all Purchase Payments received to date. With respect to those Purchase Payments allocated to the Annuity prior to the first Quarterly Annuity Anniversary, the associated Premium Based Charge percentage for each of those Purchase Payments is determined using the total of all Purchase Payments allocated to the Annuity prior to the first Quarterly Annuity Anniversary (that is, we total all the Purchase Payments received before the first Quarterly Annuity Anniversary to determine the Premium Based Charge that applies to each). For each Purchase Payment allocated to the Annuity on or after the first Quarterly Annuity Anniversary, the associated Premium Based Charge percentage during the seven year charge period is determined using the total of all Purchase Payments allocated to the Annuity through the date of the "new" Purchase Payment, including the full amount of that "new" Purchase Payment. That is, to determine which Premium Based Charge tier a given Purchase Payment being made currently (i.e., a "new" Purchase Payment) is assigned, we add that Purchase Payment amount to the sum of all prior Purchase Payments. A Purchase Payment received on a Quarterly Annuity Anniversary will be subject to its first Premium Based Charge on the next Quarterly Annuity Anniversary.

 Each tier of Premium Based Charge is separated by a "breakpoint" dollar amount, as shown in the table below. If a portion of a Purchase Payment results in total Purchase Payments crossing a new Purchase Payment breakpoint (as set forth in the table below), then the entire "new" Purchase Payment will be subject to the Premium Based Charge applicable to that tier. Purchase Payments received on or after the first Quarterly Annuity Anniversary that result in breakpoints being reached will result in lower charge percentages for only such Purchase Payments and those that follow. Once a Premium Based Charge percentage is established for any Purchase Payment, such percentage is fixed and will not be reduced even if additional Purchase Payments are made or partial withdrawals are taken. Please see Appendix E for examples of the operation of the Premium Based Charge. The Premium Based Charge is deducted pro rata from the Sub-accounts in which you maintain Account Value on the date the Premium Based Charge is due. To the extent that the Unadjusted Account Value in the Sub-accounts at the time the Premium Based Charge is to be deducted is insufficient to pay the charge, we will deduct the remaining charge from the DCA MVA Options. If a Quarterly Annuity Anniversary falls on a day other than a Valuation Day, we will deduct the Premium Based Charge on the next following Valuation Day. If both a Premium Based Charge and a fee for an optional benefit are to be deducted on the same day, then the Premium Based Charge will be deducted first.

 A Premium Based Charge is not deducted: (a) when there are no Purchase Payments subject to the Premium Based Charge; (b) on or after the Annuity Date; (c) if a Death Benefit has been determined under the Annuity (unless Spousal Continuation occurs); or (d) in the event of a full surrender of the Annuity (unless the full surrender occurs on a Quarterly Annuity Anniversary, in which case we will deduct the charge prior to terminating the Annuity).

 As mentioned above, we will take the Premium Based Charge pro rata from each of the Sub-accounts (including an AST Investment Grade Bond Portfolio used as part of an optional living benefit). If the value of those Sub-accounts is not sufficient to cover the charge, we will take any remaining portion of the charge from the DCA MVA Options. For purposes of deducting the charge from the DCA MVA Options (a) with respect to DCA MVA Options with different amounts of time remaining until maturity, we will take the withdrawal from the DCA MVA Option with the shortest remaining duration, followed by the DCA MVA Option with the next-shortest remaining duration (if needed to pay the charge) and so forth (b) with respect to multiple DCA MVA Options that have the same duration remaining until maturity, we take the charge first from the DCA MVA Option with the shortest overall Guarantee Period and (c) with respect to multiple DCA MVA Options that have the same Guarantee Period length and duration remaining until the end of the Guarantee Period, we take the charge pro rata from each such DCA MVA Option. In this prospectus, we refer to the preceding hierarchy as the "DCA MVA Option Hierarchy." We will only deduct that portion of the Premium Based Charge that does not reduce the Unadjusted Account Value below the lesser of $500 or 5% of the sum of the Purchase Payments allocated to the Annuity (which we refer to here as the "floor"). However, if a Premium Based Charge is deducted on the same day that a withdrawal is taken, it is possible that the deduction of the charge will cause the Unadjusted Account Value to fall below the immediately-referenced Account Value "floor." The Premium Based Charge is not considered a withdrawal for any purpose, including determination of free withdrawals, CDSC, or calculation of values associated with the optional living benefits.

 The table of Premium Based Charges is as follows:

Total Purchase Payment Amount                  Premium Based     Annual Equivalent
                                             Charge Percentage   of Premium Based
                                            (deducted quarterly) Charge Percentage
----------------------------------------------------------------------------------
Less than $50,000                                 0.1750%              0.70%
----------------------------------------------------------------------------------
$50,000 or more, but less than $100,000           0.1500%              0.60%
----------------------------------------------------------------------------------
$100,000 or more, but less than $250,000          0.1250%              0.50%
----------------------------------------------------------------------------------
$250,000 or more, but less than $500,000          0.0875%              0.35%
----------------------------------------------------------------------------------
$500,000 or more, but less than $1,000,000        0.0625%              0.25%
----------------------------------------------------------------------------------
$1,000,000 or more                                0.0375%              0.15%
----------------------------------------------------------------------------------


 Transfer Fee: Currently, you may make 20 free transfers between Investment Options each Annuity Year. We may charge $10 for each transfer after the 20/th /in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging or Automatic Rebalancing Program when we count the 20 free transfers. All transfers made on the same day will be treated as one transfer. Transfers made under our 6 or 12 Month DCA Program and transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer Fee and are not counted toward the 20 free transfers. Transfers made through any electronic method or program we specify are not counted toward the 20 free transfers. The transfer fee is deducted pro rata from all Sub-accounts in which you maintain Account Value immediately subsequent to the transfer.

 Annual Maintenance Fee: Prior to Annuitization, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is equal to $50 or 2% of your Unadjusted Account Value, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of the most recently assessed Annual Maintenance Fee. The fee is taken out first from the Sub-accounts on a pro rata basis, and then from the DCA MVA Options (if the amount in the Sub-accounts is insufficient to pay the fee). The Annual Maintenance Fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $50,000. For purposes of determining the sum of the Purchase Payments at the time the fee is deducted, we do not reduce Purchase Payments by the amount of withdrawals. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit. For Beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Unadjusted Account Value and is only assessed if the Unadjusted Account Value is less than $25,000 at the time the fee is due.


 Tax Charge: Some states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We reserve the right to deduct the tax either when Purchase Payments are received, upon surrender or upon Annuitization. If deducted upon Annuitization, we would deduct the tax from your Unadjusted Account Value. The Tax Charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of Purchase Payments, Surrender Value, or Account Value as applicable. The Tax Charge currently ranges up to 3.5%. We may assess a charge against the Sub-accounts and the DCA MVA Options equal to any taxes which may be imposed upon the Separate Accounts. "Surrender Value" refers to the Account Value (which includes the effect of any MVA) less any applicable CDSC, any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.

 We will pay company income taxes on the taxable corporate earnings created by this Annuity. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes, and may charge for these taxes in the future. We reserve the right to impose a charge for federal income taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Separate Account.

 In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Annuity.

 Insurance Charge: We deduct an Insurance Charge daily based on the annualized rate shown in the "Summary of Contract Fees and Charges." The charge, which is equal to 0.85% annually, is assessed against the assets allocated to the Sub-accounts. The Insurance

 Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life for providing the insurance benefits under the Annuity, including the Annuity's Death Benefit that may provide guaranteed benefits to your Beneficiaries even if your Account Value declines, and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also compensates us for our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under the Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs.

 Charges for Optional Benefits: If you elect to purchase an optional benefit, we will deduct an additional charge. The charge is assessed against the greater of the Unadjusted Account Value and the Protected Withdrawal Value and is taken out of the Sub-accounts quarterly. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.


 Settlement Service Charge: If your Beneficiary takes the death benefit under a Beneficiary Continuation Option, the Insurance Charge no longer applies. However, we then begin to deduct a Settlement Service Charge which is assessed daily against the assets allocated to the Sub-accounts and is equal to an annualized charge of 1.00%.


 Fees And Expenses Incurred By The Portfolios: Each Portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees or short sale expenses that may apply. These fees and expenses are assessed against each Portfolio's net assets, and reflected daily by each Portfolio before it provides Pruco Life with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the summary prospectuses and prospectuses for the Portfolios, which can be obtained by calling 1-888-PRU-2888.


 DCA MVA Option Charges
 No specific fees or expenses are deducted when determining the rates we credit to a DCA MVA Option. However, for some of the same reasons that we deduct the Insurance Charge against the Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to a DCA MVA Option.

 ANNUITY PAYMENT OPTION CHARGES
 There is no specific charge deducted from annuity payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

 REQUIREMENTS FOR PURCHASING THE ANNUITY

 We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of the annuity and/or acceptance of Purchase Payments. All such conditions are described below.

 Initial Purchase Payment: An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity. This is the payment that issues your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered additional Purchase Payments. Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment of $10,000. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

 We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to the aggregate of all annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1 million threshold. We may limit additional Purchase Payments under other circumstances, as explained in "Additional Purchase Payments," below.

 Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total surrenders, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

 Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life via wiring funds through your Financial Professional's broker-dealer firm.

 Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.


 Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions. You can allocate Purchase Payments to one or more available Investment Options. Investment restrictions will apply if you elect an optional benefit.


 Speculative Investing: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

 Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships, endowments, and grantor trusts with multiple grantors. Further, we will only issue an Annuity, allow changes of ownership of the Annuity and/or permit assignments of the Annuity to certain ownership types if the Annuity is held exclusively for the benefit of the designated annuitant. These rules are subject to state law. Additionally, we will not permit election or re-election of any optional living benefit by certain ownership types. We may issue an Annuity to ownership structures where the annuitant is also the participant in a Qualified or Non-Qualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that may elect to use our Annuity as a funding vehicle.

 Age Restrictions: Unless we agree otherwise and subject to our rules, the oldest of the Owner(s) and Annuitant must not be older than 80 in order for us to issue the Annuity. The availability of certain optional living benefits may vary based on the age of the Owners and Annuitant. In addition, the selling firm through which you are purchasing the Annuity may impose a younger maximum issue age than what is described above - check with your selling firm for details. The "Annuitant" refers to the natural person upon whose life annuity payments payable to the Owner are based.

 Additional Purchase Payments: Currently, you may make additional Purchase Payments, provided that the payment is at least $100 (we impose a $50 minimum for electronic funds transfer ("EFT") purchases). We may amend this Purchase Payment minimum, and/or limit the Investment Options to which you may direct Purchase Payments. Purchase Payments are not permitted after the Account Value is reduced to zero.

 Each additional Purchase Payment will be allocated to the Investment Options according to the instructions you provide with such Purchase Payment. You may not provide allocation instructions that apply to more than one additional Purchase Payment. Thus, if you have not provided allocation instructions with a particular Purchase Payment, we will allocate the Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not choose to allocate Account Value, such as the AST Investment Grade Bond Sub-account. We will accept additional Purchase Payments up to and including the day prior to the later of (a) the oldest Owner's 81st birthday (the Annuitant's 81/st/ birthday, if the Annuity is owned by an entity), or (b) the first anniversary of the Issue Date, unless otherwise required by applicable law or regulation to maintain the tax status of the Annuity.

 For Annuities that have one of the Highest Daily Lifetime Income v2.1 benefits, we may limit, suspend or reject any additional Purchase Payment at any time, but would do so only on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

..   if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion (among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s));

..   if we are not then offering this benefit for new issues; or
..   if we are offering a modified version of this benefit for new issues.


 If we exercise our right to suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund the Highest Daily Lifetime Income v2.1 benefit that you selected to the level you originally intended. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. This would also impact your ability to make annual contributions to certain qualified Annuities.

 When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future. Please see the "Living Benefits" section later in this prospectus for further information on additional Purchase Payments.

 Depending on the tax status of your Annuity (e.g, if you own the Annuity through an IRA), there may be annual contribution limits dictated by applicable law. Please see "Tax Considerations" for additional information on these contribution limits.


 If you have elected to participate in the 6 or 12 Month DCA Program, your initial Purchase Payment will be applied to your chosen program. Each time you make an additional Purchase Payment, you will need to elect a new 6 or 12 Month DCA Program for that additional Purchase Payment. If you do not provide such instructions, we will allocate that additional Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not electively allocate Account Value. Additionally, if your initial Purchase Payment is funded from multiple sources (e.g., a transfer of assets/1035 exchange) then the total amount that you have designated to fund your Annuity will be treated as the initial Purchase Payment for purposes of your participation in the 6 or 12 Month DCA Program.

 Additional Purchase payments may also be limited if the total Purchase Payments under this Annuity and other annuities equals or exceeds $1 million, as described in more detail in "Initial Purchase Payment," above.

 DESIGNATION OF OWNER, ANNUITANT, AND BENEFICIARY: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

   . Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if each Owner provides us with an instruction that we find acceptable, we will permit each Owner to act independently on behalf of both Owners. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity Owners or an entity Owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term "Owner." Prior to Annuitization, there is no right of survivorship (other than any spousal continuation right that may be available to a surviving spouse).
   . Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the Accumulation Period. In limited circumstances and where allowed by law, we may allow you to name one or more "Contingent Annuitants" with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the prospectus.

   . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary's relationship to you. If you use a class designation in lieu of designating individuals (e.g. "surviving children"), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner, unless you elect an alternative Beneficiary designation.

 Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

 RIGHT TO CANCEL
 You may cancel (or "Free Look") your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Office or to the representative who sold it to you within 10 days after you receive it (or such other period as may be required by applicable law). The Annuity can be mailed or delivered either to us, at our Service Office, or to the representative who sold it to you. Return of the Annuity by mail is effective on being postmarked, properly addressed and postage prepaid. Subject to applicable state law, the amount of the refund will equal the Account Value as of the Valuation Day we receive the returned Annuity at our Service Office or the cancellation request in Good Order, plus any fees or tax charges deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity, less any applicable federal and state income tax withholding. However, where we are required by applicable law to return Purchase Payments, we will return the greater of Account Value and Purchase Payments. If you had Account Value allocated to any DCA MVA Option upon your exercise of the Free Look, we will calculate any applicable MVA with a zero "Liquidity Factor". See the section of this prospectus entitled "Market Value Adjustment."

 SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT
 You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or terminated the ability of Owners to submit additional Purchase Payments.

 SALARY REDUCTION PROGRAMS
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are not directed to the DCA MVA Options.

                             MANAGING YOUR ANNUITY

 CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS
 In general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order, which will be effective upon receipt at our Service Office. As of the Valuation Day we receive an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Any change we accept is subject to any transactions processed by us before we receive the notice of change at our Service Office.

 Some of the changes we will not accept include, but are not limited to:
..   a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;
..   a new Annuitant subsequent to the Annuity Date if the annuity option includes a life contingency;
..   a new Annuitant prior to the Annuity Date if the Owner is an entity;
..   a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;
..   any permissible designation change if the change request is received at our
    Service Office after the Annuity Date;

..   a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, and grantor trusts with multiple grantors (if allowed by state law); and

..   a new Annuitant for a contract issued to a grantor trust where the new
    Annuitant is not the grantor of the trust.

 In general, you may change the Owner, Annuitant, and Beneficiary designations as indicated above, and also may assign the Annuity. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the designated Annuitant. We accept assignments of non-qualified Annuities only.

 We reserve the right to reject any proposed change of Owner, Annuitant, or Beneficiary, as well as any proposed assignment of the Annuity.

 We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:
..   a company(ies) that issues or manages viatical or structured settlements;
..   an institutional investment company;
..   an Owner with no insurable relationship to the Annuitant or Contingent
    Annuitant (a "Stranger-Owned Annuity" or "STOA"); or
..   a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.


 We will implement this right on a non-discriminatory basis, and to the extent allowed by state law. We are not obligated to process your request within any particular timeframe. There are restrictions on designation changes when you have elected certain optional benefits.


 Death Benefit Suspension Upon Change of Owner or Annuitant. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefit section of this prospectus for additional details.

 Spousal Designations
 If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner unless you elect an alternative Beneficiary designation. Note that any Division of your Annuity due to divorce will be treated as a withdrawal and the non-owner spouse may then decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners.


 Prior to a recent Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down
 Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The Windsor decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (IRC) are now available to a same sex spouse.

 On August 29, 2013, the Internal Revenue Service ("IRS") issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Currently, if a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes. Please consult with your tax or legal adviser before electing the Spousal Benefit for a same sex spouse or civil union partner. Please see "Tax Considerations" for more information.


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 Contingent Annuitant
 Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account").


 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. See "Spousal Continuation of Annuity" in "Death Benefits" for more information about how the Annuity can be continued by a Custodial Account, including the amount of the Death Benefit.


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                          MANAGING YOUR ACCOUNT VALUE


 There are several programs we administer to help you manage your Account Value, we describe our current programs in this section.


 DOLLAR COST AVERAGING PROGRAMS
 We offer Dollar Cost Averaging Programs during the Accumulation Period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts (if you make no selection, we will effect transfers on a monthly basis). In addition, you may elect the 6 or 12 Month DCA Program described below.

 There is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market.

 6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE "6 OR 12 MONTH DCA PROGRAM") The 6 or 12 Month DCA Program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. The 6 or 12 Month DCA Program is not available in all states or with certain benefits or programs. Currently, the DCA MVA Options are not available in the States of Illinois, Oregon and Washington and are available in Iowa only for Annuities purchased on or after August 20, 2012.

 Criteria for Participating in the Program
..   If you have elected to participate in the 6 or 12 Month DCA Program, your initial Purchase Payment will be applied to your chosen program. Each time you make an additional Purchase Payment, you will need to elect a new 6 or 12 Month DCA Program for that additional Purchase Payment. If you do not provide such instructions, we will allocate that additional Purchase
    Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not electively allocate Account Value. Additionally, if your initial Purchase Payment is funded from multiple sources (e.g., a transfer of assets/1035 exchange)
    then the total amount that you have designated to fund your annuity will be treated as the initial Purchase Payment for purposes of your participation in the 6 or 12 Month DCA Program.
..   You may only allocate Purchase Payments to the DCA MVA Options. You may not
    transfer Account Value into this program. To institute a program, you must allocate at least $2,000 to the DCA MVA Options.
..   As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether you want 6 or 12 monthly transfers under the program.
    We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA MVA Options by the number of months. For example, if you allocated $6,000, and selected a 6 month DCA Program, we would transfer $1,000 each month (with the interest earned added to the last payment). We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA MVA Options is reduced. In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA MVA Option (including any interest) by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program, we will transfer the remaining amount from the DCA MVA Option on the next scheduled transfer and terminate the program.
..   We impose no fee for your participation in the 6 or 12 Month DCA Program.
..   You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA MVA Options according to your instructions, subject to any applicable MVA. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA MVA Options on a pro rata basis to the Sub-accounts in which you are invested currently, excluding any Sub-accounts to which you are not permitted to choose to allocate or transfer Account Value. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Money Market Sub-account, unless restricted due to benefit election.
..   We credit interest to amounts held within the DCA MVA Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA MVA Option has been transferred out; (b) the date the entire amount in the DCA MVA Option is withdrawn; (c) the date as of which any Death Benefit payable is determined, unless the Annuity is continued by a spouse Beneficiary (in which case we continue to credit interest under the program); or (d) the Annuity Date.
..   The interest rate earned in a DCA MVA Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new Purchase Payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the dollar amount of interest you receive will decrease as amounts are systematically transferred from the DCA MVA Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.

 Details Regarding Program Transfers
..   Transfers made under the Program are not subject to any MVA.
..   Any partial withdrawals, transfers, or fees deducted from the DCA MVA
    Options will reduce the amount in the DCA MVA Options. If you have only one 6 or 12 Month DCA Program in operation, partial withdrawals, transfers, or fees may be deducted from the DCA MVA Options associated with that program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program.

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..   We will recalculate the monthly transfer amount to reflect the reduction of
    Account Value in the DCA MVA Option caused by a partial withdrawal, fees (including Annual Maintenance fee, Premium Based charge, or any other charges for optional benefits), or transfers of Account Value from the DCA MVA Option made by us pursuant to a transfer calculation formula under any optional benefits made a part of your Annuity ("Optional Benefit
    Transfer"). This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. Any interest that is not included in the recalculated transfer amount will be paid with the final transfer amount, unless there is another subsequent withdrawal or Optional Benefit Transfer. If a partial withdrawal or Optional Benefit Transfer reduces the monthly transfer amount below the Minimum Monthly Transfer Amount shown in the DCA Program Schedule Supplement, the remaining balance in the DCA MVA Option will be transferred on the next monthly transfer date to the most-recently selected Investment Options applicable to the DCA MVA Option. If there is no Account Value remaining in the DCA
    MVA Option following a partial withdrawal or Optional Benefit Transfer, the DCA MVA Option will terminate.
..   6 or 12 Month DCA transfers will begin on the date the DCA MVA Option is established (unless modified to comply with state law) and on each month following until the entire principal amount plus earnings is transferred.
..   We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.
..   The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the program.
..   If you are not participating in an optional benefit, we will make transfers under the 6 or 12 month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you are participating in any optional benefit, we will allocate amounts transferred out of the DCA MVA Options to the Sub-accounts that you specified upon your election of the 6 or 12 Month DCA Program, provided those instructions comply with the allocation requirements for the optional benefit. No portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the AST Investment Grade Bond Sub-account used with the optional benefit (although the DCA MVA Option is treated as a "Permitted Sub-account" for purposes of transfers made by any predetermined mathematical formula associated with the optional benefit).
..   If you are participating in an optional benefit and also are participating in the 6 or 12 Month DCA Program, and the predetermined mathematical formula under the benefit dictates a transfer from the Permitted
    Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be transferred from the DCA MVA Options associated with the 6 or 12 Month DCA Program. Amounts transferred from the DCA MVA Options under the formula will be taken on a last-in, first-out basis, without the imposition of a market value adjustment.

..   If you are participating in one of our automated withdrawal programs (e.g., systematic withdrawals), we may include within that withdrawal program amounts held within the DCA MVA Options. If you have elected any optional living benefit, any withdrawals will be taken on a pro rata basis from your Sub-accounts and the DCA MVA Options. Such withdrawals will be assessed any applicable MVA.


 AUTOMATIC REBALANCING PROGRAMS

 During the Accumulation Period, we offer Automatic Rebalancing among the Sub-accounts you choose. The "Accumulation Period" refers to the period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you choose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. You may make additional transfers; however, the Automatic Rebalancing program will not reflect such transfers unless we receive instructions from you indicating that you would like to adjust the Automatic Rebalancing program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.


 If you are participating in an optional living benefit (such as Highest Daily Lifetime Income v2.1) that makes transfers under a predetermined mathematical formula, and you have elected Automatic Rebalancing, you should be aware that:
 (a) the AST Investment Grade Bond Sub-account used as part of the predetermined mathematical formula will not be included as part of Automatic Rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing program.

 FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS
 Unless you direct us otherwise, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving Investment Options. If your Financial Professional has this authority, we deem that all such transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must

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


 contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments by such Financial Professional. We will notify you and your Financial Professional if we implement any such restrictions or prohibitions. PLEASE NOTE: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between Investment Options that are discussed in the section below entitled "Restrictions on Transfers Between Investment Options." We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com). Limitations that we may impose on your Financial Professional under the terms of an administrative agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this prospectus.

 RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS
 During the Accumulation Period you may transfer Account Value between Investment Options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer. Although we do not currently impose a minimum transfer amount, we reserve the right to require that any transfer be at least $50.

 Transfers under this Annuity consist of those you initiate or those made under a systematic program, such as the 6 or 12 Month DCA Program, another dollar cost averaging program, an asset rebalancing program, or pursuant to a mathematical formula required as part of an optional benefit (e.g., Highest Daily Lifetime Income v2.1). The transfer restrictions discussed in this section apply only to transfers that you initiate, not any transfers under a program or the mathematical formula.


 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in Good Order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission or other electronic transmission as a "writing", and
 (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and (iii) do not count any transfer that involves one of our systematic programs, such as automated withdrawals.

 Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by its Portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
   . With respect to each Sub-account (other than the AST Money Market Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as auto-rebalancing or under a predetermined mathematical formula used with an optional living benefit; and (ii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

   . We reserve the right to effect transfers on a delayed basis in accordance with our rules regarding frequent transfers. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

 There are owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Annuity Owners

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



 who are subject to such limitations. Finally, there are owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life as well as other insurance companies that have the same underlying mutual fund Portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying Portfolio (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between Investment Options that are discussed above, if the Financial Professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying Portfolio's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional) and will not waive a transfer restriction for any Owner.

 Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity. The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract Owners (including an Annuity Owner's TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Annuity Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

 A Portfolio also may assess a short-term trading fee (redemption fee) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.


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                            ACCESS TO ACCOUNT VALUE

 TYPES OF DISTRIBUTIONS AVAILABLE TO YOU
 During the Accumulation Period you can access your Account Value through partial withdrawals, systematic withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, the Premium Based Charge if the surrender occurs on the Quarterly Anniversary that the charge is due, any Tax Charge that applies and the charge for any optional benefits and may impose an MVA. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently as permitted, partial withdrawals are taken pro rata (i.e. "pro rata" meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). Each of these types of distributions is described more fully below.


 If you participate in an optional living benefit, and you take a withdrawal deemed to be Excess Income that brings your Unadjusted Account Value to zero, both the benefit and the Annuity itself will terminate. See "Living Benefits" later in this prospectus for more information.


 TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITIES

 Prior to Annuitization

 For federal income tax purposes, a distribution prior to Annuitization is deemed to come first from any "gain" in your Annuity and second as a return of your "cost basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax adviser for advice before requesting a distribution.


 During the Annuitization Period
 During the Annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any cost basis you have in your Annuity. Once the cost basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The cost basis in your Annuity may be based on the cost basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 There may also be tax implications on distributions from qualified Annuities. See "Tax Considerations" for information about qualified Annuities and for additional information about non-qualified Annuities.

 FREE WITHDRAWAL AMOUNTS
 You can make a full or partial withdrawal from the Annuity during the Accumulation Period, although a CDSC, MVA, and tax consequences may apply. The Annuity offers a "Free Withdrawal" amount that applies only to partial withdrawals. The Free Withdrawal amount is the amount that can be withdrawn from your Annuity each Annuity Year without the application of any CDSC. The Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are currently subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.
   . The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent partial withdrawal or surrender of your Annuity.
   . You can also make partial withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

 Example. This example assumes that no withdrawals have previously been taken.

 On January 3, to purchase your Annuity, you make an initial Purchase Payment of $20,000.
 On January 3 of the following calendar year, you make a subsequent Purchase Payment to your Annuity of $10,000.

   . Because in Annuity Year 1 your initial Purchase Payment of $20,000 is still within the CDSC schedule (see "Annuity Owner Transaction Expenses"), your Free Withdrawal amount in Annuity Year 1 equals $20,000 X 10%, or $2,000.
   . Because in Annuity Year 2 both your initial Purchase Payment of $20,000 and your subsequent Purchase Payment of $10,000 are still within the CDSC schedule (see "Annuity Owner Transaction Expenses"), your Free Withdrawal amount in Annuity Year 2 equals $20,000 X 10%, plus $10,000 X 10%, or $2,000 + $1,000 for a total of $3,000.

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



 To determine if a CDSC applies to partial withdrawals, we:

 1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.
 2. Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments, as described in "Fees, Charges and Deductions - Contingent Deferred Sales Charge ("CDSC")" earlier in this prospectus. These amounts may be subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis. (This step does not apply if all Purchase Payments have been previously withdrawn.)
 3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.


 Your withdrawal will include the amount of any applicable CDSC. Generally, you can request a partial withdrawal as either a "gross" or "net" withdrawal. In a "gross" withdrawal, you request a specific withdrawal amount, with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. Therefore, you may receive less than the dollar amount you specify. In a "net" withdrawal, you request a withdrawal for an exact dollar amount, with the understanding that any applicable deduction for CDSC or tax withholding is taken from your remaining Unadjusted Account Value. Therefore, a larger amount may be deducted from your Unadjusted Account Value than the amount you specify. No matter how you specify the withdrawal, any MVA will not be applied to the amount you receive, but instead will be applied to your Unadjusted Account Value. We will deduct the partial withdrawal from your Unadjusted Account Value in accordance with your instructions, although if you are participating in an optional living benefit, your withdrawal must be taken pro rata from each of your Investment Options. For purposes of calculating the applicable portion to deduct from the DCA MVA Options, the Unadjusted Account Value in all your DCA MVA Options is deemed to be in one Investment Option. If you provide no instructions, then we will take the withdrawal according to the DCA MVA Option Hierarchy defined above.


 Please be aware that although a given partial withdrawal may qualify as a free withdrawal for purposes of not incurring a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under one of the Highest Daily Lifetime Income v2.1 benefits. In that scenario, the partial withdrawal would be deemed "Excess Income" - thereby reducing your Annual Income Amount for future years. For example, if the Annual Income Amount under Highest Daily Lifetime Income v2.1 were $2000 and a $2500 withdrawal that qualified as a free withdrawal were made, the withdrawal would be deemed Excess Income, in the amount of $500.

 SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD
 Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.

 You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Internal Revenue Code or Required Minimum Distributions.

 You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.


 Please note that systematic withdrawals may be subject to any applicable CDSC and/or an MVA. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.


 The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.


 If you do not have an optional benefit, we will withdraw systematic withdrawals from the Investment Options you have designated (your "designated Investment Options"). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. "Pro rata" means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.


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



 If you have certain optional living benefits that guarantee Lifetime Withdrawals (e.g., Highest Daily Lifetime Income v2.1) and elect, or have elected, to receive Lifetime Withdrawals using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:

   . Systematic withdrawals must be taken from your Account Value on a pro rata basis from the Investment Options at the time we process each withdrawal.
   . If you either have an existing or establish a new systematic withdrawal program for an amount less than, or equal to, your Annual Income Amount and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program. If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your Annual Income Amount available in future Annuity Years. A combination of partial withdrawals and systematic withdrawals for an amount greater than your Annual Income Amount will further increase the impact on your future Annual Income Amount.
   . For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see "Living Benefits" later in this prospectus.

   . If you are taking your entire Annual Income Amount through the systematic withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.


 SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." For Annuities issued as non-qualified annuities, the Code may provide a similar exemption from penalty under Section 72(q) of the Code. Systematic withdrawals under Sections 72(t)/72(q) may be subject to a CDSC and/or an MVA. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.


 Please note that if a withdrawal under Sections 72(t) or 72(q) was scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will implement the withdrawal on the last Valuation Day prior to December 25/th/ of that year.


 REQUIRED MINIMUM DISTRIBUTIONS
 Required Minimum Distributions are a type of systematic withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC (if applicable) or an MVA on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the Required Minimum Distribution and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) or an MVA may be assessed on that portion of a systematic withdrawal that is taken to satisfy the Required Minimum Distribution rules in relation to other savings or investment plans under other qualified retirement plans.

 The amount of the Required Minimum Distribution may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three
 (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

 You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution rules under the Code. Please see "Living Benefits" for further information relating to Required Minimum Distributions if you own a living benefit.

 In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.

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




 Please note that if a Required Minimum Distribution was scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will implement the Required Minimum Distribution on the last Valuation Day prior to December 25/th/ of that year.


 See "Tax Considerations" for a further discussion of Required Minimum Distributions. For the impact of Required Minimum Distributions on optional benefits and Excess Income, see "Living Benefits - Highest Daily Lifetime Income v2.1 Benefit - Required Minimum Distributions."

                                  SURRENDERS

 SURRENDER VALUE

 During the Accumulation Period you can surrender your Annuity at any time, and will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value (which includes the effect of any MVA) less any applicable CDSC, any applicable tax charges, any applicable benefit charge, and any Annual Maintenance Fee.


 Please Note: Although the Premium Based Charge is not included in the surrender value calculation, if you surrender your Annuity on a Quarterly Annuity Anniversary, any applicable Premium Based Charges will apply.

 We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take a Non-Lifetime Withdrawal (see "Living Benefits - Non-Lifetime Withdrawal Feature") that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See "Annuity Options" for information on the impact of the minimum Surrender Value at annuitization.

 MEDICALLY-RELATED SURRENDERS

 Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below (a "Medically-Related Surrender"). The requirements of such surrender and waiver may vary by state. Although a CDSC will not apply to a qualifying Medically-Related Surrender, please be aware that a withdrawal from the Annuity before you have reached age 59 1/2 may be subject to a 10% tax penalty and other tax consequences - see "Tax Considerations" later in this prospectus.


 If you request a full surrender, the amount payable will be your Account Value as of the date we receive, in Good Order, your request to surrender your Annuity. Any applicable MVA will apply to a medically-related surrender.

 This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:
..   If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency
    Event" described below in order to qualify for a Medically-Related
    Surrender;
..   If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
..   If the Owner is one or more natural persons, all such Owners must also be alive at such time;
..   We must receive satisfactory proof of the Owner's (or the Annuitant's if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
..   no additional Purchase Payments can be made to the Annuity.

 We reserve the right to impose a maximum amount of a Medically-Related Surrender (equal to $500,000), but we do not currently impose that maximum. That is, if the amount of a partial medically-related withdrawal request, when added to the aggregate amount of Medically-Related Surrenders you have taken previously under this Annuity and any other annuities we and/or our affiliates have issued to you exceeds that maximum amount, we reserve the right to treat the amount exceeding that maximum as not an eligible Medically-Related Surrender. A "Contingency Event" occurs if the Owner (or Annuitant if entity-owned) is:
..   first confined in a "Medical Care Facility" after the Issue Date and while the Annuity is in force, remains confined for at least 90 consecutive days, and remains confined on the date we receive the Medically-Related Surrender request at our Service Office; or
..   first diagnosed as having a "Fatal Illness" after the Issue Date and while the Annuity is in force. We may require a second or third opinion by a licensed physician chosen by us regarding a diagnosis of Fatal Illness. We will pay for any such second or third opinion.

 "Fatal Illness" means a condition (a) diagnosed by a licensed physician; and
 (b) that is expected to result in death within 24 months after the diagnosis in 80% of the cases diagnosed with the condition. "Medical Care Facility" means a facility operated and licensed pursuant to the laws of any United States jurisdiction providing medically necessary in-patient care, which is
 (a) prescribed by a licensed physician in writing; (b) recognized as a general hospital or long-term care facility by the proper authority of the United States jurisdiction in which it is located; (c) recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; and
 (d) certified as a hospital or long-term care facility; OR (e) a nursing home licensed by the United States jurisdiction in which it is located and offers the services of a Registered Nurse (RN) or Licensed Practical Nurse (LPN) 24 hours a day that maintains control of all prescribed medications dispensed and daily medical records. This waiver is not currently available in California and Massachusetts.

                                ANNUITY OPTIONS

 Annuitization involves converting your Unadjusted Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit). We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. Please refer to the "Living Benefits" section in this prospectus for a description of annuity options that are available when you elect one of the living benefits. You must annuitize your entire Unadjusted Account Value; partial annuitizations are not allowed.

 You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first ("Latest Annuity Date") and no earlier than the earliest permissible Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. You may change your choices before the Annuity Date. If you have not provided us with your Annuity Date or annuity payment option in writing, then your Annuity Date will be the Latest Annuity Date. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years).

 If needed, we will require proof in Good Order of the Annuitant's age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant.

 If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Unadjusted Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Unadjusted Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2000 on the Annuity Date.

 Once annuity payments begin, you no longer receive benefits under any optional living benefit (unless you have annuitized under that benefit) or the Death Benefit described below.

 Certain of these annuity options may be available as "settlement options" to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

 Please note that you may not annuitize within the first three Annuity Years (except as otherwise specified by applicable law).

 Option 1
 Annuity Payments for a Period Certain: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Owner dies during the income phase, payments will continue to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named for the remainder of the period certain.

 Option 2
 Life Income Annuity Option with a Period Certain: Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the "period certain"), subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you. We will use a period certain of 10 years, or a shorter duration if the Annuitant's life expectancy at the time the Annuity Option becomes effective, as computed under applicable IRS tables, is less than 10 years. If in this instance the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

 Other Annuity Options We May Make Available
 At the Annuity Date, we may make available other annuity options not described above. The additional options we currently offer are:
   . Life Annuity Option. We currently make available an annuity option that makes payments for the life of the Annuitant. Under that option, income is payable monthly, quarterly, semiannually, or annually, as you choose, until the death of the Annuitant. No additional annuity payments are made after the death of the Annuitant. No minimum number of payments is guaranteed. It is possible that only one payment will be payable if the death of the Annuitant occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

   . Joint Life Annuity Option. Under the joint lives option, income is payable monthly, quarterly, semiannually, or annually, as you choose, during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second Annuitant. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.
   . Joint Life Annuity Option With a Period Certain. Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the "period certain"), subject to our current rules, and thereafter during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second Annuitant. If the Annuitants' joint life expectancy is less than the period certain, we will institute a shorter period certain, determined according to applicable IRS tables. Should the two Annuitants die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or to your estate if no Beneficiary is named, until the end of the period certain.


 We reserve the right to cease offering any of these Other Annuity Options. If we do so, we will amend this prospectus to reflect the change. We reserve the right to make available other annuity or settlement options.

                                LIVING BENEFITS


 Pruco Life offers different optional living benefits, for an additional charge, that can provide retirement income protection for Owners while they are alive. Optional benefits are not available if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional living benefits, the additional cost has the impact of reducing net performance of the Investment Options. Each optional benefit offers a type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of these optional living benefits for new elections at any time. Depending on which optional living benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:

..   guaranteeing a minimum amount of growth to be used as the basis for lifetime withdrawals; or
..   guaranteeing a minimum amount of growth to be used as the basis for withdrawals over the life of two spouses

 We currently offer the following "living benefits":
..   Highest Daily Lifetime Income v2.1
..   Spousal Highest Daily Lifetime Income v2.1

 Each living benefit requires your participation in a predetermined mathematical formula that may transfer your account value between the Sub-accounts you have chosen from among those we permit with the benefit (i.e., the "permitted Sub-accounts") and the AST Investment Grade Bond Sub-account. See "Investment Options" for a list of permitted Sub-accounts available with the Highest Daily Lifetime Income v2.1 suite of benefits. The optional living benefit investment requirements and the applicable formula are designed to reduce the difference between your Account Value and our liability under the benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. The investment requirements and the formula do not guarantee any reduction in risk or volatility or any increase in Account Value. In fact, the investment requirements could mean that you miss appreciation opportunities in other investment options. The formula could mean that you miss opportunities for investment gains in your selected Sub-accounts while Account Value is allocated to the AST Investment Grade Bond Sub-account, and there is no guarantee that the AST Investment Grade Bond Sub-account will not lose value. We are not providing you with investment advice through the use of the formula. In addition, the formula does not constitute an investment strategy that we are recommending to you.

 The Highest Daily Lifetime v2.1 benefits are "Lifetime Guaranteed Minimum Withdrawal Benefits." These benefits are designed for someone who wants a guaranteed lifetime income stream through withdrawals over time, rather than by annuitizing. Please note that there is a Latest Annuity Date under your Annuity, by which date annuity payments must commence.

 Under any of the Guaranteed Lifetime Withdrawal Benefits, withdrawals in excess of the Annual Income Amount, called "Excess Income," will impact the value of the benefit including a permanent reduction in future guaranteed amounts.

 Please refer to the benefit description that follows for a complete description of the terms, conditions and limitations of each optional benefit. See the chart in the "Investment Options" section of the prospectus for a list of Investment Options available and permitted with each benefit. We reserve the right to terminate a benefit if you allocate funds into non-permitted Investment Options. Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate to permitted Investment Options applicable to your benefit. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. As is the case with optional living benefits in general, the fulfillment of our guarantee under these benefits is dependent on our claims-paying ability.

 Termination of Existing Benefits and Election of New Benefits
 If you elect an optional living benefit, you may subsequently terminate the benefit and elect one of the then currently available benefits, subject to availability of the benefit at that time and our then current rules. Note that once you terminate an existing benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes effective. There is currently no waiting period to make a new benefit election (you may elect a new benefit beginning on the next Valuation Day), provided that upon such an election, your Account Value must be allocated to the Investment Options permitted for the optional benefit. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your Financial Professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may not provide the same guarantees and/or may be more expensive than the benefit you are terminating. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. In purchasing the Annuity and selecting benefits, you should consider that there is no guarantee that any benefit will be available for election at a later date.


 Prior to a recent Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down
 Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The Windsor decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (IRC) are now available to a same sex spouse.

 On August 29, 2013, the Internal Revenue Service ("IRS") issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Currently, if a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes. Please consult with your tax or legal adviser before electing the Spousal Benefit for a same sex spouse or civil union partner. Please see "Tax Considerations" for more information.


 HIGHEST DAILY LIFETIME INCOME v2.1 BENEFIT
 Highest Daily Lifetime(R) Income v2.1 Benefit is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.


 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals treated as Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Unadjusted Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income v2.1 may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income v2.1 is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 The income benefit under Highest Daily Lifetime Income v2.1 currently is based on a single "designated life" who is at least 50 years old on the benefit effective date. Highest Daily Lifetime Income v2.1 is not available if you elect any other optional living benefit. As long as your Highest Daily Lifetime Income v2.1 is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.


 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income v2.1. As to the impact of such a scenario on any other optional benefit you may have, please see "Spousal Highest Daily Lifetime Income v2.1 Benefit."


 You may also participate in the 6 or 12 Month DCA Program if you elect Highest Daily Lifetime Income v2.1, subject to the 6 or 12 Month DCA Program's rules. See "6 or 12 Month Dollar Cost Averaging Program" for details.


 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)

 The Periodic Value on or before the Roll-Up End Date:
 On any day we recalculate the Periodic Value (a "Current Valuation Day") that falls on or before the tenth (10/th/) anniversary of the benefit effective date (referred to as the "Roll-Up End Date"), the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Unadjusted Account Value on the current Valuation Day.

 The Periodic Value after the Roll-Up End Date:
 On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Unadjusted Account Value on the current Valuation Day.


 Because the 5% daily appreciation ends after the 10/th/ anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10/th/ benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Value.


 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments reduced for subsequent Lifetime Withdrawals (see examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

 Please note that if you elect Highest Daily Lifetime Income v2.1, your Account Value is not guaranteed, can fluctuate and may lose value.

 Key Feature - Annual Income Amount under Highest Daily Lifetime Income v2.1 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. Under Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.


 The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
..   If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
..   If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

 You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.


 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income v2.1 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5%
 for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older) and
 (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 While Highest Daily Lifetime Income v2.1 is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:
..   if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);
..   if we are not then offering this benefit for new issues; or
..   if we are offering a modified version of this benefit for new issues.

 If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Highest Daily Lifetime Income v2.1 benefit. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

 We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.

 Highest Daily Auto Step-Up
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime Income v2.1. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v2.1 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v2.1 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."


 If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.


 Highest Daily Lifetime Income v2.1 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative (partial) Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

 Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to the Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income v2.1 or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is November 1
..   Highest Daily Lifetime Income v2.1 is elected on August 1 of the following calendar year
..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income v2.1
..   The first withdrawal is a Lifetime Withdrawal

 Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.

 Example of dollar-for-dollar reductions
 On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 Example of proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:


     Account Value before Lifetime withdrawal                  $118,000.00
     Amount of "non" Excess Income                             $  3,500.00
     Account Value immediately before Excess Income of $1,500  $114,500.00
     Excess Income amount                                      $  1,500.00
     Ratio ($1,500 / $114,500 = 1.31%)                                1.31%
     Annual Income Amount                                      $  6,000.00
     1.31% Reduction in Annual Income Amount                   $     78.60
     Annual Income Amount for future Annuity Years             $  5,921.40


 Example of highest daily auto step-up
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.




 For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.



                             Highest Daily Value        Adjusted Annual
              Unadjusted   (adjusted for withdrawal Income Amount (5% of the
    Date*    Account Value and purchase payments)**   Highest Daily Value)
    -----    ------------- ------------------------ ------------------------
    June 28   $238,000.00        $238,000.00               $11,900.00
    June 29   $226,500.00        $228,009.60               $11,400.48
    June 30   $226,800.00        $228,009.60               $11,400.48
    July 1    $233,500.00        $233,500.00               $11,675.00
    July 2    $231,900.00        $233,500.00               $11,675.00



 * In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

 ** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:
   . The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,000 before the Excess Income.
   . This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.
   . The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Unadjusted Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.
   . The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

 In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.


 Non-Lifetime Withdrawal Feature

 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime Income v2.1. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v2.1. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v2.1. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount (including any applicable CDSC and MVA) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.


 Example - Non-Lifetime Withdrawal (proportional reduction)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 3
..   Highest Daily Lifetime Income v2.1 is elected on September 4 of the following calendar year
..   The Unadjusted Account Value at benefit election was $105,000
..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income v2.1
..   No previous withdrawals have been taken under Highest Daily Lifetime Income
    v2.1

 On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v2.1 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 Here is the calculation:


            Withdrawal amount                           $    15,000
            Divided by Account Value before withdrawal  $   120,000
            Equals ratio ($15,000 / $120,000 = 12.50%)        12.50%
            12.50% Reduction in Annual Income Amount
            Protected Withdrawal Value                  $109,375.00

 Required Minimum Distributions

 Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.

 A "Calendar Year" runs from January 1 to December 31 of that year.

 Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.

 If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:
..   the remaining Annual Income Amount for that Annuity Year; plus
..   the second Calendar Year's RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).

 Example
 The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.



 -----------------------------------------------------------------------------
 First Calendar Year       Annuity Year              Second Calendar Year
 -----------------------------------------------------------------------------
 01/01/2014 to 12/31/2014  06/01/2014 to 05/31/2015  01/01/2015 to 12/31/2015
 -----------------------------------------------------------------------------



 Assume the following:
..   RMD Amount for Both Calendar Years = $6,000;
..   Annual Income Amount = $5,000; and
..   A withdrawal of $2,000 was taken on 07/01/2014 (during the First Calendar
    Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.

 The amount that can be taken between 01/03/2015 and 05/31/2015 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:
..   The remaining Annual Income for that Annuity Year ($3,000); plus
..   The Second Calendar Year's RMD Amount minus the Annual Income Amount
    ($6,000 - $5,000 = $1,000).

 If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2015.

 Other Important Information
..   If, in any Annuity Year, your RMD amount is less than your Annual Income
    Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.
..   If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.
..   If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.


 Benefits Under Highest Daily Lifetime Income v2.1

..   To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income v2.1, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Unadjusted Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount ("Excess Income") and reduce your Unadjusted Account Value to zero, Highest Daily Lifetime Income v2.1 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.

..   Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Unadjusted Account Value, less any applicable tax charges, to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Unadjusted Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Unadjusted Account Value.

 Other Important Considerations

..   Withdrawals under Highest Daily Lifetime Income v2.1 are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income v2.1 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any partial withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
..   Any Lifetime Withdrawal that does not cause cumulative withdrawals in that
    Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts.
    On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated.
    During this reallocation

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


    process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
..   Any Death Benefit will terminate if withdrawals taken under Highest Daily
    Lifetime Income v2.1 reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefit" for more information.)


 Charge for Highest Daily Lifetime Income v2.1

 The current charge for Highest Daily Lifetime Income v2.1 is 1.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income v2.1 is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.25% of the greater of the prior Valuation Day's Unadjusted Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.


 If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for the Highest Daily Lifetime Income v2.1 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, partial withdrawals may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.


 Election of and Designations under the Benefit

 For Highest Daily Lifetime Income v2.1, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 50 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v2.1. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v2.1, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.


 Highest Daily Lifetime Income v2.1 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income v2.1 and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income v2.1, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income v2.1 will be based on your Unadjusted Account Value on the effective date of Highest Daily Lifetime Income v2.1. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income v2.1 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. In purchasing the Annuity and selecting benefits, you should consider that there is no guarantee that any benefit will be available for election at a later date.


 If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.


 Termination of the Benefit
 You may terminate Highest Daily Lifetime Income v2.1 at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.


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 The benefit automatically terminates upon the first to occur of the following:
 (i) your termination of the benefit;
 (ii)your surrender of the annuity;
(iii)your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);
 (iv)our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned Annuities);
 (v) both the Unadjusted Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;

 (vi)you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value (subject to state law - please see Appendix C for Special Contract Provisions for Annuities Issued in Certain States);* or
(vii)you cease to meet our requirements as described in "Election Of and Designations Under the Benefit" above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

 * Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.


 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us;
 (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Highest Daily Lifetime Income v2.1 other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.


 If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v2.1 terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed in "Election of and Designations under the Benefit" and "Termination of Your Highest Daily Lifetime Income v2.1" earlier in this benefit description.


 How Highest Daily Lifetime Income v2.1 Benefit Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

 Overview of the Predetermined Mathematical Formula
 Our goal is to seek a careful balance between providing value-added products, such as the Highest Daily Lifetime Income v2.1 suite of benefits, while managing the risk to Pruco Life associated with offering these products. One of the key features that helps us accomplish that balance and an integral part of the Highest Daily Lifetime Income v2.1 suite is the predetermined mathematical formula used to transfer Unadjusted Account Value between the Permitted Subaccounts and the AST Investment Grade Bond Sub-account, referred to in this section as the "Bond Sub-account". The formula is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under the Highest Daily Lifetime Income v2.1 suite of benefits. The formula is not investment advice.

 The formula is set forth in Appendix B (and is described below).

 The predetermined mathematical formula ("formula") monitors each individual contract each Valuation Day that the benefit is in effect on your Annuity, in order to help us manage guarantees through all market cycles. It helps manage the risk to us associated with these benefits, which is generally represented by the gap between your Unadjusted Account Value and the Protected Withdrawal Value. As the gap between these two values increases, the formula will determine if and how much money should be transferred into the Bond Sub-account. This movement is intended to reduce the equity risk we will bear in funding our obligation associated with these benefits. As the gap decreases (due to favorable performance of the Unadjusted Account Value), the formula then determines if and how much money should transfer back into the Permitted Sub-accounts. The use of the formula, combined with restrictions on the Sub-accounts you are allowed to invest in, lessens the risk that your Unadjusted Account Value will be reduced to zero while you are still alive, thus reducing the likelihood that we will make any lifetime income payments under this benefit. The formula may also limit the potential for your Account Value to grow.


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


 The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Unadjusted Account Value or the Protected Withdrawal Value. We are not providing you with investment advice through the use of the formula. The formula does not constitute an investment strategy that we are recommending to you. The formula may limit the potential for your Account Value to grow.

 Transfer Activity Under the Formula
 Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Unadjusted Account Value and your Protected Withdrawal Value. If none of your Unadjusted Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Unadjusted Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, over time, assuming none of the Unadjusted Account Value is allocated to the Bond Sub-account, the formula will allow for a greater decrease in the Unadjusted Account Value before a transfer to the Bond Sub-account is made.

 It is important to understand that transfers within your Annuity are specific to the performance of your chosen investment options, the performance of the Bond Sub-account while Account Value is allocated to it, as well as how long the benefit has been owned. For example, two contracts purchased on the same day, but invested differently, will likely have different results, as would two contracts purchased on different days with the same investment options.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Unadjusted Account Value, will differ from market cycle to market cycle, therefore producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Unadjusted Account Value and your Protected
    Withdrawal Value;
..   The amount of time the benefit has been in effect on your Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 Under the formula, investment performance of your Unadjusted Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Unadjusted Account Value in the Permitted Sub-accounts to the Bond Sub-account.

 At any given time, some, most or none of your Unadjusted Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

 The amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula. Therefore, the investment performance of each affects whether a transfer occurs for your Annuity. As the amounts allocated to either the Bond Sub-account or the Permitted Sub-accounts increase, the performance of those sub-accounts will have a greater impact on your Unadjusted Account Value and hence a greater impact on if(and how much of) your Unadjusted Account Value is transferred to or from the Bond Sub-account. It is possible that if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Unadjusted Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 How the Formula Operates
 Generally, the formula, which is applied each Valuation Day, takes four steps in determining any applicable transfers within your Annuity.
 (1)First, the formula starts by identifying the value of future income payments we expect to pay. We refer to that value as the "Target Value" or "L".
 (2)Second, we subtract any amounts invested in the Bond Sub-account ("B") from the Target Value and divide that number by the amount invested in the Permitted Sub-Accounts ("V\\V\\ + V\\F\\") where "V\\V\\" is the current Account Value of the elected Sub-accounts of the Annuity, and "V\\F\\" is the current Account Value of the elected Fixed Rate Options of the Annuity. We refer to this resulting value as the "Target Ratio" or "R".
 (3)Third, we compare the Target Ratio to designated thresholds and other rules described in greater detail below to determine if a transfer needs to occur.
 (4)If a transfer needs to occur, we use another calculation to determine the amount of the transfer.

 The Formula is:
    R = (L - B)/ (V\\V\\ + V\\F\\)

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



 More specifically, the formula operates as follows:

 (1)We calculate the Target Value (L) by multiplying the Income Basis (as defined in Appendix B) for that day by 5% and by the applicable Annuity Factor found in Appendix B. If you have already made a Lifetime Withdrawal, your Target Value would take into account any automatic step-up, any subsequent Purchase Payments and any withdrawals of Excess Income.

    Example (assume the Income Basis is $200,000, and the contract is 11 1/2 months old, resulting in an annuity factor of 14.95)


    Target Value (L) = $200,000 x 5% x 14.95 = $149,500

 (2)Next, to calculate the Target Ratio (R), the Target Value is reduced by any amount held within the Bond Sub-account (B) on that day. The remaining amount is divided by the amount held within the Permitted Sub-accounts (V\\V\\ + V\\F\\).

    Example (assume the amount in the Bond Sub-account is zero, and the amount held within the Permitted Sub-accounts is $179,500)

    Target Ratio (R) = ($149,500 - 0)/$179,500 = 83.3%

 (3)If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on the third Valuation Day, make a transfer from your Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap discussed below). If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap). Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA MVA Options) will occur.

    Example: Assuming the Target Ratio is above 83% for a 3/rd/ consecutive Valuation Day, but less than or equal to 84.5% for three consecutive Valuation Days, a transfer into the Bond Portfolio occurred.

 (4)In deciding how much to transfer, we perform a calculation that essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80% (subject to the 90% Cap discussion below). The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be.

 The 90% Cap
 The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Unadjusted Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Unadjusted Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Unadjusted Account Value could be more than 90% invested in the Bond Sub-account.

 Monthly Transfers
 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, the formula will perform an additional calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after this transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:
 a) The total value of all your Unadjusted Account Value in the Bond Sub-account, or
 b) An amount equal to 5% of your total Unadjusted Account Value.


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 Other Important Information
..   The Bond sub-account is not a Permitted Sub-account. As such, only the formula can transfer Unadjusted Account Value to or from the Bond Sub-account. You may not allocate Purchase Payments or transfer any of your Unadjusted Account Value to or from the Bond Sub-account.
..   While you are not notified before a transfer occurs to or from the Bond
    Sub-account, you will receive a confirmation statement indicating the transfer of a portion of your Unadjusted Account Value either to or from the Bond Sub-account. Your confirmation statements will be detailed to include the effective date of the transfer, the dollar amount of the transfer and the Permitted Sub-accounts the funds are being transferred to/from. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
   . Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or
   .   If a portion of your Unadjusted Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
   . Transfer a portion of your Unadjusted Account Value in the Permitted Sub-accounts and the DCA MVA Options to the Bond Sub-account.
..   If you make additional Purchase Payments to your Annuity, they will be allocated to the Permitted Sub-accounts and will be subject to the formula.
..   Additional Purchase Payments to your Annuity do not increase "B" within the formula, and may result in an additional Account Value being transferred to the Permitted Sub-accounts, or a transfer to the Bond Sub-account due to the change in the ratio.
..   If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Unadjusted Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Unadjusted Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Unadjusted Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account).
..   If you are participating in Highest Daily Lifetime Income v2.1 and you are
    also participating in the 6 or 12 Month DCA Program, the following rules apply:
   . DCA MVA Options are considered "Permitted Sub-accounts" for purpose of the Target Ratio calculation ("L") described above.
   . The formula may transfer amounts out of the DCA MVA Options to the Bond Sub-account if the amount allocated to the other Permitted Sub-accounts is insufficient to cover the amount of the transfer.
   . The transfer formula will not allocate amounts to the DCA MVA Options when there is a transfer out of the Bond Sub-account. Such transfers will be allocated pro-rata to the variable Sub-accounts, excluding the Bond Sub-account.
   . A Market Value Adjustment is not assessed when amounts are transferred out of the DCA MVA Options under the transfer formula.

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.


 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see "Tax Considerations" for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income v2.1 or Spousal Highest Daily Lifetime Income v2.1 through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


 SPOUSAL HIGHEST DAILY LIFETIME INCOME v2.1 BENEFIT
 Spousal Highest Daily Lifetime(R) Income v2.1 Benefit is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.


 We offer a benefit that guarantees, until the later death of two natural persons who are each other's spouse at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals treated as Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a "Lifetime


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


 Withdrawal" under the benefit. Withdrawals are taken first from your own Unadjusted Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v2.1 after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income v2.1 is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 Spousal Highest Daily Lifetime Income v2.1 is the spousal version of Highest Daily Lifetime Income v2.1. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Currently, if you elect Spousal Highest Daily Lifetime Income v2.1 and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime Income v2.1 Benefit and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. See "Terminating of Existing Benefits and Election of New Benefits" for details.


 Spousal Highest Daily Lifetime Income v2.1 must be elected based on two designated lives, as described below. Each designated life must be at least 45 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v2.1 benefit due to a divorce. See "Election of and Designations under the Benefit" below for details. Spousal Highest Daily Lifetime Income v2.1 is not available if you elect any other optional living benefit.


 As long as your Spousal Highest Daily Lifetime Income v2.1 is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income v2.1. As to the impact of such a scenario on any other optional benefit you may have, please see "Highest Daily Lifetime Income v2.1 Benefit."


 You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime Income v2.1, subject to the 6 or 12 Month DCA Program's rules. See "6 or 12 Month Dollar Cost Averaging Program" for details.


 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter until the date of first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)

 The Periodic Value on or before the Roll-Up End Date:
 On any day we recalculate the Periodic Value (a "Current Valuation Day") that falls on or before the tenth (10/th/) anniversary of the benefit effective date (referred to as the "Roll-Up End Date"), the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Unadjusted Account Value on the current Valuation Day.

 The Periodic Value after the Roll-Up End Date:
 On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and

 (2)the Unadjusted Account Value on the current Valuation Day.


 Because the 5% daily appreciation ends after the 10/th/ anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you are taking Lifetime Withdrawals prior to your 10/th/ benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Value.


 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

 Please note that if you elect Spousal Highest Daily Lifetime Income v2.1, your Account Value is not guaranteed, can fluctuate and may lose value.

 Key Feature - Annual Income Amount under Spousal Highest Daily Lifetime Income v2.1
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59 1/2; 3.5% for ages 59 1/2 to 64; 4%
 for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Unadjusted Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.


 The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
..   If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
..   If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

 You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.


 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v2.1 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59 1/2; 3.5% for ages 59 1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 While Spousal Highest Daily Lifetime Income v2.1 is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:
..   if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);
..   if we are not then offering this benefit for new issues; or
..   if we are offering a modified version of this benefit for new issues.

 If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Spousal Highest Daily Lifetime Income v2.1 benefit. This means that you may no longer be able to increase the values associated with your Spousal Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

 We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.

 Highest Daily Auto Step-Up
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50 to 54; 3% for ages 55 to less than 59 1/2; 3.5% for ages 59 1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v2.1 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v2.1 Benefit upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".


 If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.


 Spousal Highest Daily Lifetime Income v2.1 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative (partial) Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

 Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to the Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for Spousal Highest Daily Lifetime Income v2.1 or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is November 1
..   Spousal Highest Daily Lifetime Income v2.1 is elected on August 1 of the following calendar year
..   Both designated lives were 70 years old when they elected Spousal Highest
    Daily Lifetime Income v2.1
..   The first withdrawal is a Lifetime Withdrawal

 Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.

 Example of dollar-for-dollar reductions
 On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).

 Example of proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:


     Account Value before Lifetime Withdrawal                  $118,000.00
     Amount of "non" Excess Income                             $  2,900.00
     Account Value immediately before Excess Income of $2,100  $115,100.00
     Excess Income amount                                      $  2,100.00
     Ratio ($2,100 / $115,100 = 1.82%)                                1.82%
     Annual Income Amount                                      $  5,400.00
     1.82% Reduction in Annual Income Amount                   $     98.28
     Annual Income Amount for future Annuity Years             $  5,301.72


 Example of highest daily auto step-up
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.




 For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.



                             Highest Daily Value        Adjusted Annual
              Unadjusted   (adjusted for withdrawal Income Amount (5% of the
    Date*    Account Value and purchase payments)**   Highest Daily Value)
    -----    ------------- ------------------------ ------------------------
    June 28   $238,000.00        $238,000.00               $10,710.00
    June 29   $226,500.00        $227,994.52               $10,259.75
    June 30   $226,800.00        $227,994.52               $10,259.75
    July 1    $233,500.00        $233,500.00               $10,507.50
    July 2    $231,900.00        $233,500.00               $10,507.50



 * In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:
   . The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,600 before the Excess Income.
   . This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.
   . The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Unadjusted Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.
   . The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

 In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.


 Non-Lifetime Withdrawal Feature

 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime Income v2.1. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v2.1. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v2.1. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount (including any applicable CDSC and MVA) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.


 Example - Non-Lifetime Withdrawal (proportional reduction)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:
..   The Issue Date is December 3
..   Spousal Highest Daily Lifetime Income v2.1 is elected on September 4 of the following calendar year
..   The Unadjusted Account Value at benefit election was $105,000
..   Each designated life was 70 years old when he/she elected Spousal Highest
    Daily Lifetime Income v2.1
..   No previous withdrawals have been taken under Spousal Highest Daily
    Lifetime Income v2.1

 On October 3 of the same year the benefit is elected, the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 Here is the Calculation:

     Withdrawal amount                                           $ 15,000
     Divided by Account Value before withdrawal                  $120,000
     Equals ratio                                                   12.50%
     All guarantees will be reduced by the above ratio (12.50%)
     Protected Withdrawal Value                                  $109,375

 Required Minimum Distributions
 See Required Minimum Distributions sub-section, within the discussion above concerning Highest Daily Lifetime Income v2.1.

 Benefits Under Spousal Highest Daily Lifetime Income v2.1

..   To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income v2.1, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. After the Unadjusted Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount ("Excess Income") and reduce your Unadjusted Account Value to zero, Spousal Highest Daily Lifetime Income v2.1 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life provided the designated lives were spouses at the death of the first designated life.

..   Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Unadjusted Account Value, less any applicable state required premium tax, to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Unadjusted Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Unadjusted Account Value.

 Other Important Considerations

..   Withdrawals under Spousal Highest Daily Lifetime Income v2.1 are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal
    Highest Daily Lifetime Income v2.1 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
..   Any Lifetime Withdrawal that does not cause cumulative withdrawals in that
    Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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..   Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Unadjusted Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Unadjusted Account Value, to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Unadjusted
    Account Value to comply with any new requirements.
..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts.
    On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated.
    During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
..   Any Death Benefit will terminate if withdrawals taken under Spousal Highest
    Daily Lifetime Income v2.1 reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefit" for more information.)


 Charge for Highest Daily Lifetime Income v2.1

 The current charge for Spousal Highest Daily Lifetime Income v2.1 is 1.10% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income v2.1 is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.275% of the greater of the prior Valuation Day's Unadjusted Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.


 If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v2.1 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.


 Election of and Designations under the Benefit
 Spousal Highest Daily Lifetime Income v2.1 can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime Income v2.1 only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. Each Owner/Annuitant and the Beneficiary must be at least 50 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The
    Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 50 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 50 years old at the time of election.


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 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in cancellation of Spousal Highest Daily Lifetime Income v2.1. If the designated lives divorce, Spousal Highest Daily Lifetime Income v2.1 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.


 Spousal Highest Daily Lifetime Income v2.1 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income v2.1 and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income v2.1, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income v2.1 will be based on your Unadjusted Account Value on the effective date of Spousal Highest Daily Lifetime Income v2.1. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income v2.1 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. In purchasing the Annuity and selecting benefits, you should consider that there is no guarantee that any benefit will be available for election at a later date.


 If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.


 Termination of the Benefit
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 The benefit automatically terminates upon the first to occur of the following:
 (i) upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;
 (ii)upon the death of the second designated life;
(iii)your termination of the benefit;
 (iv)your surrender of the Annuity;
 (v) your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);
 (vi)both the Unadjusted Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;

(vii)you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value (subject to state law - please see Appendix C for Special Contract Provisions for Annuities Issued in Certain States);* or
(viii)you cease to meet our requirements as described in "Election of and Designations under the Benefit" above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

 * Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, if applicable.


 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us;
 (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Spousal Highest Daily Lifetime Income v2.1 other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program, or 6 or 12 Month DCA Program for which we are providing

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 administrative support), transfer all amounts held in the AST Investment Grade
 Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 How Spousal Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-Accounts and the AST Investment Grade Bond Sub-Account
 See "How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.

 Additional Tax Considerations
 Please see the Additional Tax Considerations section under Highest Daily Lifetime Income v2.1 above.

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                                 DEATH BENEFIT

 TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT
 The Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If the Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. If the Annuity is owned by a natural person Owner who is not also the Annuitant and the Annuitant dies, then no Death Benefit is payable because of the Annuitant's death. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the "decedent." Where an Annuity is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the Annuitant under Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid out to the trust and there is no Death Benefit provided under the Annuity.

 We determine the amount of the Death Benefit as of the date we receive "Due Proof of Death." Due Proof of Death can be met only if each of the following is submitted to us in Good Order: (a) a death certificate or similar documentation acceptable to us (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds and (c) any applicable election of the method of payment of the death benefit by at least one Beneficiary (if not previously elected by the Owner). We must be made aware of all eligible Beneficiaries in order for us to have received Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.

 Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary - see "Payment of Death Benefit" below).


 After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the AST Money Market Sub-account. However, between the date of death and the date that we transfer any remaining Death Benefit to the AST Money Market Sub-account, the amount of the Death Benefit is impacted by the Insurance Charge and subject to market fluctuations.


 No Death Benefit will be payable if the Annuity terminates because your Unadjusted Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).

 EXCEPTIONS TO AMOUNT OF DEATH BENEFIT

 There are certain exceptions to the amount of the Death Benefit:


 Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Unadjusted Account Value on the date we receive Due Proof of Death (i.e., we would not pay the minimum Death Benefit or any Death Benefit in connection with an optional living benefit).

 Death Benefit Suspension Period. You also should be aware that there is a Death Benefit suspension period. If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), the Death Benefit will be suspended for a two year period starting from the date that person first became Owner or Annuitant. This suspension would not apply if the ownership or annuitant change was the result of Spousal Continuation or death of the prior Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Unadjusted Account Value. After the two-year suspension period is completed, the Death Benefit is the same as if the suspension period had not been in force. See "Change of Owner, Annuitant and Beneficiary Designations" in "Managing Your Annuity" with regard to changes of Owner or Annuitant that are allowable.


 DEATH BENEFIT AMOUNT

 The Annuity provides a Death Benefit at no additional charge. The amount of the Death Benefit is equal to the greater of:
   . The Return of Adjusted Purchase Payment amount, defined as the sum of all Purchase Payments you have made since the Issue Date of the Annuity until the date of Due Proof of Death, reduced by withdrawals as described below (currently, there are no charges that reduce Purchase Payments, for purposes of the Return of Adjusted Purchase Payment amount); AND
   .   Your Unadjusted Account Value on the date we receive Due Proof of Death.

 Impact of Withdrawals on Death Benefit Amount
 Partial withdrawals reduce the Return of Adjusted Purchase Payment amount. The calculation utilized to reduce the Return of Adjusted Purchase Payment amount is dependent upon whether or not either Highest Daily Lifetime Income v2.1 or Spousal Highest Daily Lifetime Income v2.1 is in effect on the date of the withdrawal. Initially, the Return of Adjusted Purchase Payment amount is

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 equal to the sum of all "adjusted" Purchase Payments (i.e., the amount of
 Purchase Payments we receive, less any fees or tax charges deducted from Purchase Payments upon allocation to the Annuity) allocated to the Annuity on its Issue Date. Thereafter, the Return of Adjusted Purchase Payments Amount is:

 (1)Increased by any additional adjusted Purchase Payments allocated to the Annuity, and

 (2)Reduced for any partial withdrawals. The method of reduction depends on whether or not any Highest Daily Lifetime Income v2.1 Benefit is in effect on the date the withdrawal is made and the amount of the withdrawal, as described below.

      (i)If either Highest Daily Lifetime Income v2.1 or Spousal Highest Daily Lifetime Income v2.1 is in effect on the date the partial withdrawal is made, a Non-Lifetime Withdrawal, as defined under the benefit, will proportionally reduce the Return of Adjusted Purchase Payments amount (i.e., by the ratio of the amount of the withdrawal to the Unadjusted Account Value immediately prior to the withdrawal). Any Lifetime Withdrawal that is not deemed Excess Income, as those terms are described in the benefit, will cause a dollar-for-dollar basis reduction to the Return of Adjusted Purchase Payments amount. All or any portion of a Lifetime Withdrawal in an Annuity Year that is deemed Excess Income, as defined in the benefit, will cause a proportional basis reduction to the Return of Adjusted Purchase Payments amount (i.e., by the ratio of the amount of the withdrawal to the Unadjusted Account Value immediately prior to the withdrawal).
     (ii)If neither Highest Daily Lifetime Income v2.1 nor Spousal Highest Daily Lifetime Income v2.1 is in effect on the date the partial withdrawal is made, the withdrawal will cause a proportional basis reduction to the Return of Adjusted Purchase Payments Amount (i.e., by the ratio of the amount of the withdrawal to the Unadjusted Account Value immediately prior to the withdrawal).

 Please be advised that a partial withdrawal that occurs on the same date as the effective date of Highest Daily Lifetime Income v2.1 or Spousal Highest Daily Lifetime Income v2.1 will be treated as if such benefit were in effect at the time of the withdrawal, for purposes of calculating the Return of Adjusted Purchase Payments amount. Further, if you terminate Highest Daily Lifetime Income v2.1 or Spousal Highest Daily Lifetime Income v2.1, and also take a withdrawal on that date, then the withdrawal will be treated as if such benefit were NOT in effect at the time of the withdrawal.

 SPOUSAL CONTINUATION OF ANNUITY

 Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment. The Unadjusted Account Value as of the date of Due Proof of Death will be equal to the Death Benefit that would have been payable. Any amount added to the Unadjusted Account Value will be allocated to the Sub-accounts (if you participate in an optional living benefit, such amount will not be directly added to the AST Investment Grade Bond Sub-account used by the benefit, but may be reallocated by the predetermined mathematical formula on the same day). No CDSC will apply to Purchase Payments made prior to the effective date of a spousal continuation. However, any additional Purchase Payments made after the date the spousal continuation is effective will be subject to all provisions of the Annuity, including the CDSC when applicable. For purposes of calculating the CDSC to which Purchase Payments made after spousal continuation may be subject, we employ the same CDSC schedule in the same manner as for Purchase Payments made prior to spousal continuation. Moreover, to calculate the CDSC applicable to the withdrawal of a Purchase Payment made by the surviving spouse, we would consider cumulative Purchase Payments made both before, on and after the date of spousal continuation. We will impose the Premium Based Charge on all Purchase Payments (whether received before, on or after the date of spousal continuation) according to the same schedule used prior to spousal continuation. To calculate the Premium Based Charge applicable to Purchase Payments after the date of spousal continuation, we would consider cumulative Purchase Payments made both before, on and after the date of spousal continuation.

 Subsequent to spousal continuation, the Death Benefit will be equal to the greater of:
..   The Unadjusted Account Value on Due Proof of Death of the surviving spouse;
    and
..   The Return of Adjusted Purchase Payments amount (as described above).
    However, upon spousal continuation, we reset the Return of Adjusted
    Purchase Payments amount to equal the Unadjusted Account Value. Any subsequent additional Purchase Payments or partial withdrawals would affect the Return of Adjusted Purchase Payments amount as described above.


 Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.


 We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date. However, upon such a spousal continuation, annuity payments would begin immediately.

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 A surviving spouse's ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see "Managing Your Annuity - Spousal Designations"). Please consult your tax or legal adviser for more information about such impact in your state.


 PAYMENT OF DEATH BENEFIT

 Alternative Death Benefit Payment Options - Annuities Owned By Individuals (Not Associated with Tax-favored Plans)
 Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent's death before the Annuity Date, the Death Benefit must be distributed:
   .   within five (5) years of the date of death (the "5 Year Deadline"); or
   . as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.

 Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse as defined for federal tax law purposes.

   . If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death (the "Qualified 5 Year Deadline"), or as periodic payments not extending beyond the life expectancy of the designated Beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5 Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the Death Benefit is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the Annuity may be continued with your spouse as the Owner.
   . If you die before a designated Beneficiary is named and before the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out by the Qualified 5 Year Deadline. If the Beneficiary does not begin installments by December 31/st/ of the year following the year of death, we will require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5 Year Deadline. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31/st/ of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.
   . If you die before a designated Beneficiary is named and after the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31/st/ of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.


 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code. The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. See "Tax Considerations" and consult your tax adviser.

 BENEFICIARY CONTINUATION OPTION

 Instead of receiving the Death Benefit in a single payment, or under an
 Annuity Option, a Beneficiary may take the Death Benefit under an alternative Death Benefit payment option, as provided by the Code and described above under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and non-qualified Annuities. Under the Beneficiary Continuation Option:
..   The Beneficiary must apply at least $15,000 to the Beneficiary Continuation
    Option (thus, the Death Benefit amount payable to each Beneficiary must be at least $15,000).

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..   The Annuity will be continued in the Owner's name, for the benefit of the
    Beneficiary.
..   Beginning on the date we receive an election by the Beneficiary to take the
    Death Benefit in a form other than a lump sum, the Beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. The charge is 1.00% per year.
..   Beginning on the date we receive an election by the Beneficiary to take the
    Death Benefit in a form other than a lump sum, the Beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Unadjusted Account Value. The fee will only apply if the Unadjusted Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.

..   The initial Unadjusted Account Value will be equal to any Death Benefit
    (including any optional Death Benefit in connection with an optional living benefit) that would have been payable to the Beneficiary if the Beneficiary had taken a lump sum distribution.

..   The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-accounts may not be available.
..   The Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
..   No DCA MVA Options will be offered for Beneficiary Continuation Options.
..   No additional Purchase Payments can be applied to the Annuity. Multiple death benefits cannot be combined in a single Beneficiary Continuation
    Option.
..   Premium Based Charges will no longer apply.
..   The Death Benefit and any optional benefits elected by the Owner will no longer apply to the Beneficiary.
..   The Beneficiary can request a withdrawal of all or a portion of the
    Unadjusted Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the Beneficiary's withdrawal rights.
..   Withdrawals are not subject to CDSC.
..   Upon the death of the Beneficiary, any remaining Unadjusted Account Value will be paid in a lump sum to the person(s) named by the Beneficiary (successor), unless the successor chooses to continue receiving payments through a Beneficiary Continuation Option established for the successor.
..   If the Beneficiary elects to receive the death benefit proceeds under the
    Beneficiary Continuation Option, we must receive the election in Good Order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

 We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Beneficiary Continuation Option.

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                            VALUING YOUR INVESTMENT

 VALUING THE SUB-ACCOUNTS
 When you allocate Account Value to a Sub-account, you are purchasing Units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annualized charge is deducted daily, the additional charge for such benefits.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section below entitled "Termination of Optional Benefits" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 Example
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we redeem 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 PROCESSING AND VALUING TRANSACTIONS
 Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Generally, financial transactions requested in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of regular trading on the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of regular trading on the NYSE will be used when valuing and processing transactions.

 The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

 In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.

 If, pursuant to SEC rules, the AST Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the AST Money Market Sub-account until the Portfolio is liquidated.

 Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive the Purchase Payment in Good Order at our Service Office. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) Valuation Days.

 With respect to your initial Purchase Payment that is pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period.

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 The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to market fluctuations during that period.

 As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm's principal approval and is provided with the application, or is notified of the firm principal's rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to the claims of our general creditors. Moreover, because the FINRA rule authorizing the use of such accounts is new, there may be uncertainty as to the segregation and treatment of such insurance company general account assets under applicable Federal and State laws.

 Additional Purchase Payments: We will apply any additional Purchase Payments as of the Valuation Day that we receive the Purchase Payment at our Service Office in Good Order. We may limit, restrict, suspend or reject any additional Purchase Payments at any time. See "Additional Purchase Payments" under "Purchasing Your Annuity".


 Scheduled Transactions: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto-Rebalancing, systematic withdrawals, Systematic Investments, Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day. In addition, if: you are taking your Annual Income Amount through our systematic withdrawal program; and the scheduled day is not a Valuation Day; and the next Valuation Day will occur in a new contract year, the transaction will be processed and valued on the prior Valuation Day.


 Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for partial withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and
 (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in "Processing And Valuing Transactions".

 Medically-related Surrenders & Death Benefits: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.

 We generally pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Office.

 Termination of Optional Benefits: For the Highest Daily Lifetime Income v2.1 benefits, if the benefit terminates for any reason other than death or annuitization, we will deduct a final charge upon termination, based on the number of days since the charge for the benefit was most recently deducted.

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                              TAX CONSIDERATIONS

 The tax considerations associated with an Annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice. References to Purchase Payments below relate to the cost basis in your contract. Generally, the cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA.

 The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for Nonqualified Annuity Contracts and Required Distributions Upon Your Death for Qualified Annuity Contracts in this Tax Considerations section.

 Same Sex Couples
 The summary that follows includes a description of certain spousal rights under the contract and our administration of such spousal rights and related tax reporting. Prior to a recent Supreme Court decision, and consistent with
 Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The Windsor decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (IRC) are now available to a same sex spouse.

 On August 29, 2013, the Internal Revenue Service ("IRS") issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Currently, if a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes.

 There are several unanswered questions regarding the scope and impact of the Windsor case both as to the application of federal and state tax law. Absent further guidance from a state to the contrary, we will tax report and withhold at the state level consistent with the characterization of a given transaction under federal tax law (for example, a tax free rollover).

 Please consult with your tax or legal adviser before electing the Spousal Benefit for a same sex spouse or civil union partner.

 NONQUALIFIED ANNUITY CONTRACTS
 In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

 Taxes Payable by You
 We believe the Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract Owner.

 It is possible that the Internal Revenue Service (IRS) could assert that some or all of the charges for the optional living benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for Owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity date for your Annuity. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity date described in your Annuity. However, the IRS may not then consider your contract to be an annuity under the tax law.

 Taxes on Withdrawals and Surrender
 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn. Once all gain has been withdrawn,


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 payments will be treated as a nontaxable return of Purchase Payments until all
 Purchase Payments have been returned. After all Purchase Payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

 If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the contract to income tax.

 Taxes on Annuity Payments
 A portion of each annuity payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your Purchase Payments has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your Purchase Payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed purchase payments in the Annuity and the total value of the anticipated future payments until such time as all Purchase Payments have been recovered.

 Please refer to your Annuity contract for the maximum Annuity Date, also described above.

 Partial Annuitization
 Individuals may partially annuitize their nonqualified annuity if the contract so permits. The tax law allows for a portion of a nonqualified annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the contract is treated as a separate contract for purposes of determining taxability of the payments under IRC section 72. We do not currently permit partial annuitization.

 Medicare Tax on Net Investment Income
 The Patient Protection and Affordable Care Act, also known as the 2010 Health Care Act, included a new Medicare tax on investment income. This new tax, which became effective in 2013, assesses a 3.8% surtax on the lesser of
 (1) net investment income or (2) the excess of "modified adjusted gross income" over a threshold amount. The "threshold amount" is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,000 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the contract will be considered investment income for purposes of this surtax.

 Tax Penalty for Early Withdrawal from a Nonqualified Annuity Contract
 You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty);
    or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax adviser for further details.

 Special Rules in Relation to Tax-free Exchanges Under Section 1035
 Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. In Revenue Procedure 2011-38, the IRS has indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. We strongly urge you to discuss any transaction of this type with your tax adviser before proceeding with the transaction.


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 If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

 Taxes Payable by Beneficiaries for Nonqualified Annuity Contracts
 The Death Benefit options are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the Owner's estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the Beneficiary is taxed in the year of payment on gain in the contract.
..   Within 5 years of death of Owner: the Beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the Owner: the Beneficiary is taxed on each payment (part will be treated as gain and part as return of Purchase Payments).

 Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity owner when such contracts do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

 Reporting and Withholding on Distributions
 Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (including resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 Entity Owners
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is issued to a Charitable Remainder Trust (CRT), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually. As there are charges for the optional living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living benefits violates their fiduciary duty to the remainder beneficiary.

 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Code, such contract shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity. At this time, we will not issue an Annuity to grantor trusts with multiple grantors.

 At this time, we will not issue an Annuity to a grantor trust where the Grantor is not also the Annuitant. Where a previously issued contract was structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the contract is required to


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 terminate upon the death of the grantor of the trust if the grantor pre-deceases the Annuitant under Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the trust and it is not eligible for the death benefit provided under the contract.

 Annuity Qualification
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Internal Revenue Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

 Required Distributions Upon Your Death for Nonqualified Annuity Contracts. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). Your designated Beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the Owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract Owners and you will be given notice to the extent feasible under the circumstances.

 QUALIFIED ANNUITY CONTRACTS
 In general, as used in this prospectus, a Qualified Annuity is an Annuity contract with applicable endorsements for a tax-favored plan or a Nonqualified Annuity contract held by a tax-favored retirement plan.

 The following is a general discussion of the tax considerations for Qualified Annuity contracts. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs), including inherited
    IRAs (which we refer to as a Beneficiary IRA), which are subject to
    Sections 408(a) and 408(b) of the Code;
..   Roth IRAs, including inherited Roth IRAs (which we refer to as a
    Beneficiary Roth IRA) under Section 408A of the Code;
..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code)
..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);
..   Section 457 plans (subject to 457 of the Code).


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 A Nonqualified annuity may also be purchased by a 401(a) trust or custodial
 IRA or Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 Types of Tax-favored Plans
 IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "Free Look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the Purchase Payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.

 Contributions Limits/Rollovers. Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2014 the contribution limit is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.

 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA", which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

 In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. For plan years beginning after December 31, 2009, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as Owner of the contract, must be the "Annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as Owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1/st/ of the calendar year after the calendar year you turn age 70 1/2; and
..   Death and annuity payments must meet Required Minimum Distribution rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified Annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a Required Minimum Distribution, also described below.


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 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $52,000 in 2014, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2014, this limit is $260,000;
..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $17,500 in 2014 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2014. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same "Free Look" period, as you would have if you purchased the contract for a standard IRA.

 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59 1/2; (b) after the Owner's death; (c) due to the Owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2 , and distributions are not required to begin upon attaining such age or at any time thereafter.

 Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.

 TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $17,500 in 2014. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2014. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:
..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another employer's TDA plan or mutual fund "custodial


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 account" described under Code Section 403(b)(7). Employer contributions to
 TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

 Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

 Required Minimum Distributions and Payment Options
 If you hold the contract under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the contract. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

 You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

 Charitable IRA Distributions.
 Prior law provided a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. As of the beginning of 2014, this provision has expired and has not been extended. It is possible that Congress will extend this provision retroactively to include some or all of 2014.

 For distributions in tax years beginning after 2005 and before 2014, these rules provided an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deductions, if any, for charitable contributions.

 The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Per IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.

 Required Distributions Upon Your Death for Qualified Annuity Contracts
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

..   If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the contract may be continued with your spouse as the Owner.


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..   If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.
..   If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

 A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 Tax Penalty for Early Withdrawals from Qualified Annuity Contracts You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually.
    (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments or additional contributions to the contract during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax adviser for further details.

 Withholding
 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned contracts or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions
..   If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
..   For all other distributions, we will withhold at a 10% rate.

 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 ERISA Requirements
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale


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 of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.

 Spousal Consent Rules for Retirement Plans - Qualified Contracts
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

 Gifts and Generation-skipping Transfers
 If you transfer your contract to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

 Additional Information
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.


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                               OTHER INFORMATION

 PRUCO LIFE AND THE SEPARATE ACCOUNT
 Pruco Life. Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life has any legal responsibility to pay amounts that it owes under its annuity contracts. This means that where you participate in an optional living benefit and the value of that benefit (e.g., the Protected Withdrawal Value for Highest Daily Lifetime Income v2.1) exceeds your current Account Value, you would rely solely on the ability of Pruco Life to make payments under the benefit out of its own assets. As Pruco Life's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life.

 Pruco Life incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.


 Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life delivers this prospectus to current contract owners that reside outside of the United States.

 Pruco Life conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Pruco Life may change over time. As of December 31, 2013, non-affiliated entities that could be deemed service providers to Pruco Life and/or an affiliated insurer within the Pruco Life business unit consisted of the following: Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street, East Hartford CT 06108, Broadridge Investor Communication Solutions, Inc. (proxy services and regulatory mailings), 51 Mercedes Way, Edgewood, NY 11717, Depository Trust & Clearing Corporation (clearing and settlement services), 55 Water Street, 26/th/ Floor, New York, NY 10041, Diversified Information Technologies Inc. (records management and administration of annuity contracts), 123 Wyoming Avenue, Scranton, PA 18503, ExlService Holdings, Inc., (administration of annuity contracts), 350 Park Avenue, 10/th/ Floor, New York, NY 10022, National Financial Services (clearing and settlement services) 82 Devonshire Street Boston, MA 02109, NEPS, LLC (composition, printing, and mailing of contracts and benefit documents), 12 Manor Parkway, Salem, NJ 03079, Pershing LLC (order-entry systems provider), One Pershing Plaza, Jersey City, NJ 07399.

 The Separate Account. We have established a Separate Account, the Pruco Life Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the Annuities. The Separate Account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life and legally belong to us. Pruco Life segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuities, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life. The obligations under the Annuities are those of Pruco Life, which is the issuer of the Annuities and the depositor of the Separate Account. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.


 In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:
   . offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;
   . close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;
   .   combine the Separate Account with other "unitized" separate accounts;
   .   deregister the Separate Account under the Investment Company Act of 1940;

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


   . manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;
   . make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission's interpretation thereof;
   . establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;
   . make any changes required by federal or state laws with respect to annuity contracts; and

   . to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account.

 We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with guidance provided by the SEC or its staff (or after obtaining an order from the SEC, if required). We reserve the right to substitute underlying Portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.


 If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.


 With the DCA MVA Options, we use a separate account of Pruco Life different from the Pruco Life Flexible Premium Variable Annuity Account discussed above. The separate account for the MVA Options is not registered under the Investment Company Act of 1940. Moreover, you do not participate in the appreciation or depreciation of the assets held by that separate account.

 The General Account. Our general obligations and any guaranteed benefits under the Annuity are supported by our general account and are subject to our claims paying ability. Assets in the general account, which includes amounts in the Secure Value Account, are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The general account is subject to regulation and supervision by the Arizona Department of Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.


 Service Fees Payable to Pruco Life

 Pruco Life and our affiliates receive substantial payments from certain underlying Portfolios and/or related entities. Those payments may include Rule 12b-1 fees, administrative services fees and "revenue sharing" payments. Rule 12b-1 fees compensate our affiliated principal underwriter for a variety of services, including distribution services. Administrative services fees compensate us for providing administrative services with respect to Owners invested indirectly in the Portfolio, including recordkeeping services and the mailing of prospectuses and reports. We may also receive "revenue sharing" payments, which are payments from investment advisers or other service providers to the Portfolios. Some fees, such as Rule 12b-1 fees, are paid directly by the Portfolio. Some fees are paid by entities that provide services to the Portfolios. The existence of these payments may increase the overall cost of investing in the Portfolios. Because these payments are made to Pruco Life and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments made to us.

 Effective February 25, 2013, most AST Portfolios adopted a Rule 12b-1 fee. Prior to that date, most AST Portfolios had an administrative services fee. The Rule 12b-1 fee compensates our affiliate for distribution and administrative services. We also receive "revenue sharing" payments from the advisers to the underlying Portfolios. As of March 1, 2013, the maximum combined fees and revenue sharing payments we receive with respect to a Portfolio are equal to an annual rate of 0.50% the average assets allocated to the Portfolio under the Annuity. We expect to make a profit on these fees and payments.

 In addition, an investment adviser, subadviser or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, subadviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors, and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.


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




 During 2013, with regard to amounts that were paid under these kinds of arrangements described immediately above, the amounts ranged from approximately $1,102.17 to approximately $228,242.01. These amounts may have been paid to one or more Prudential-affiliated insurers issuing individual variable annuities.

 LEGAL STRUCTURE OF THE UNDERLYING PORTFOLIOS
 Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying mutual fund Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.


 Voting Rights

 We are the legal Owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also "mirror vote" shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting", it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.

 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change subadvisers for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the subadvisers by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The exemption does not apply to the AST Franklin Templeton Founding Funds Allocation Portfolio; shareholder approval of new subadvisory agreements for this Portfolio only is required. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.


 Material Conflicts

 It is possible that differences may occur between companies that offer shares of an underlying Portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund Portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.


 Confirmations, Statements, and Reports
 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm certain regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, systematic withdrawals (including 72(t)/72(q) payments and Required Minimum Distributions), electronic funds transfer, Dollar Cost Averaging, auto rebalancing, and Premium Based Charges in quarterly statements instead of confirming them immediately. You should review the information in these

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



 statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge $50 for each such additional or previously sent report, but may waive that charge in the future. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.


 DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE

 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and AST Portfolios. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registered under the Exchange Act (collectively, "Firms"). The affiliated broker/dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life.


 Under the selling agreements, commissions are paid to firms on sales of the Annuity according to one or more schedules. The registered representative will receive all or a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 5%. In addition, we may pay trail commissions, equal to a percentage of the average account value or based on other criteria. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account. Compensation varies by annuity product, and such differing compensation could be a factor in which annuity a Financial Professional recommends to you.

 In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or our annuities generally on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealers firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on an annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about our annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PAD. We, or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

 The list below identifies three general types of payments that PAD pays to registered broker/dealers and firms which are broadly defined as follows:

   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total assets, subject to certain criteria in certain Pruco Life products.
   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under Pruco Life annuity products sold through the firm.
   . Fixed Payments: These types of payments are made directly to or in sponsorship of the firm.

 Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their registered representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments periodically during the relationship for systems, operational and other support.


 The list below includes the names of the firms that we are aware (as of December 31, 2013) received payment with respect to our annuity business generally during 2013 (or as to which a payment amount was accrued during 2013). Because this Annuity is new, the list below does not reflect amounts paid with respect to the sale of this Annuity. The firms listed below include those receiving payments in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your Financial Professional can provide you with more information about the compensation arrangements that apply upon request. During 2013, the least amount paid, and greatest amount paid, were $6.09 and $8,190,573.05, respectively.


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 Name of Firm:




  1st Global Capital Corp.
  A.W. Hastings & Co.
  ABC Consulting
  ABN AMRO WCS Holding Company
  Advisor Group
  Aegon Transamerica
  Affordable Housing Agency
  AFS Brokerage, Inc.
  AIG Advisor Group
  AIG Financial Advisors Inc
  Alliance
  Allianz
  Allstate Financial Services, LLC
  Alpha Simplex
  American Portfolio Financial Services Inc
  Ameriprise Financial, Inc.
  Ameritas Investment Corp.
  Ameritus Capital Group, Inc.
  Annuity Partners
  Annuity Services
  Arete Wealth Management
  Arvest Asset Management
  Arvest Bank
  Associated Securities Corp
  Astoria Federal Savings
  AUSDAL Financial Partners, Inc.
  AXA Advisors, LLC
  BancWest Investment Services
  Banc of America Invest.Svs(SO)
  BBVA Compass Investment Solutions, Inc.
  Bank of Oklahoma
  Bank of the West
  BB&T Investment Services, Inc.
  BCG Securities, Inc.
  Beaconsfield Financial Services
  Berthel Fisher & Company
  BlackRock Financial Management Inc.
  Broker Dealer Financial Services
  Brokers International
  Cadaret, Grant & Co., Inc.
  Cades Schutte
  Calton & Associates, Inc.
  Cambridge Advisory Group
  Cambridge Investment Research, Inc.
  Cantella & Co., Inc.
  Cape Securities, Inc.
  Capital Analysts
  Capital Financial Services, Inc.
  Capital Guardian
  Capital Investment Group, Inc.
  Capital One Investment Services, LLC
  Capital Securities Management
  CCO Investment Services Corp
  Centaurus Financial, Inc.
  Cetera Advisor Network LLC
  Cetera Financial Group LLC
  Cetera Financial Specialists
  Cetera Investment Services
  CFD Investments, Inc.
  Charter One Bank (Cleveland)
  Chase Investment Services
  Citigroup Global Markets Inc.
  Citizens Bank and Trust Company
  Coastal Agents Alliance
  Cognizant
  Cohen & Steers Inc.
  Comerica Securities, Inc.
  Commonwealth Financial Network
  Compass Bank Wealth Management Group
  Comprehensive Asset Management
  Concord Advisors, Inc.
  Conover Capital Management LLC
  Consolidated Marketing Group
  Cornerstone Financial
  Craig Schubert
  Crown Capital Securities, L.P.
  CUNA Brokerage Svcs, Inc.
  CUSO Financial Services, L.P.
  David Lerner and Associates
  DFA
  Eaton Vance
  Edward Jones & Co.
  Emerald Equity Advisors
  Epoch Investment Management
  Equity Services, Inc.
  Essex Financial Services, Inc.
  Farmer's Bureau (FBLIC)
  Fidelity Institutional Wealth Services (FIWS)
  Fidelity Investments
  Fifth Third Securities, Inc.
  Financial Planning Consultants
  Financial Security Management, Inc.
  Financial Solutions Partners, LLC
  Financial West Group
  First Allied Securities Inc
  First Citizens Bank
  First Heartland Capital, Inc.
  First Merit Investments
  First Southeast Investor Services
  First Tennessee Brokerage, Inc
  First Trust Portfolios L.P.
  Foothill Securities, Inc.
  Foresters Equity Services Inc.
  Fortune Financial Services, Inc.
  Franklin Templeton
  Frost Brokerage Services
  FSC Securities Corp.
  FSIC
  GATX Southern Star Agency
  Gary Goldberg & Co., Inc.
  Geneos Wealth Management, Inc.
  Girard Securities, Inc.
  Goldman Sachs & Co.
  Great American Investors, Inc.
  GWN Securities, Inc.
  H. Beck, Inc.
  HBW Securities LLC
  H.D. Vest Investment
  Hantz Financial Services, Inc.
  Harbour Investments, Inc.
  Harvest Capital, LLC
  Horan Associates
  HSBC
  Huntleigh Securities
  Independent Financial Group, LLC
  Infinex Investments, Inc.
  ING Financial Partners, LLC
  Institutional Securities Corp.
  Integral Financial, LLC
  Invesco Ltd.
  Invest Financial Corporation
  Investacorp
  Investment Centers of America
  Investment Planners, Inc.
  Investment Professionals
  Investors Capital Corporation
  Investors Security Co, Inc.
  JHS Capital
  J.J.B. Hilliard Lyons, Inc.
  J.P. Morgan
  J.W. Cole Financial, Inc.
  Janney Montgomery Scott, LLC.
  Jennison Associates, LLC
  Jennison Dryden Mutual Funds
  John Hancock
  Key Bank
  Key Investment Services LLC
  KMS Financial Services, Inc.
  Kovack Securities, Inc.
  L.M. Kohn & Company
  LaSalle St. Securities, LLC
  Lazard
  Leaders Group Inc.
  Legend Equities Corporation
  Legend Securities, Inc.
  Legg Mason
  Lincoln Financial Advisors
  Lincoln Financial Securities Corporation
  Lincoln Investment Planning
  Lord Abbett
  LPL Financial Corporation
  M and T Bank Corporation
  M Holdings Securities, Inc
  Mass Mutual Financial Group
  McClurg Capital Corporation
  Mercer Consulting
  Merrill Lynch, P,F,S
  MetLife
  MFS
  Michigan Securities, Inc.
  Mid-America Securities
  Milbank
  MML Investors Services, Inc.
  Money Concepts Capital Corp.
  Morgan Keegan & Company
  Morgan Stanley Smith Barney


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  Mutual of Omaha Bank
  National Planning Corporation
  National Securities Corp.
  Nationwide Securities, LLC
  Natixis Funds
  Neuberger Berman
  New England Securities Corp.
  New York Life
  Newbridge Securities Corp.
  Newport Coast Securities
  Next Financial Group, Inc.
  NFP Securities, Inc.
  North American Management
  North Ridge Securities Corp.
  Northwestern Mutual
  NPB Financial Group, LLC
  Ohio National Financial Services
  Omni Housing Development LLC
  OneAmerica Securities, Inc.
  Oppenheimer & Co, Inc.
  Park Avenue Securities, LLC
  Perryman Financial Advisory
  PIMCO
  PlanMember Securities Corp.
  PNC Investments, LLC
  PNC Bank
  PNC Wealth Management
  Prime Capital Services, Inc.
  Principal Financial Group
  Princor Financial Services Corp.
  Private Client Services, LLC
  ProEquities
  Prospera Financial Services, Inc.
  Prudential Annuities
  Purshe Kaplan Sterling Investments
  QA3 Financial Corp.
  Quest Financial Services
  Questar Capital Corporation
  Raymond James & Associates
  Raymond James Financial Svcs
  RBC Capital Markets Corporation
  Resource Horizons Group
  RNR Securities, LLC
  Robert W. Baird & Co., Inc.
  Royal Alliance Associates
  Russell Investments
  Rydex Funds
  Sagemark Consulting
  SagePoint Financial, Inc.
  Sage Rutty & Co., Inc.
  Sammons Enterprises, Inc.
  Sammons Securities Co., LLC
  Santander
  Scarborough Capital Management, Inc.
  SCF Securities, Inc.
  Schroders Investment Management
  se2
  Seacoast Capital
  Securian Financial Svcs, Inc.
  Securities America, Inc.
  Securities Service Network
  Sigma Financial Corporation
  Signator Investors, Inc.
  SII Investments, Inc.
  SMH Capital, Inc.
  Southeast Financial Group, Inc.
  Spire Securities LLC
  Stephens, Inc
  Sterne Agee Financial Services, Inc.
  Stifel Nicolaus & Co.
  Strategic Fin Alliance Inc
  Strategic Financial Group LPP
  Summit Brokerage Services, Inc
  Summit Equities, Inc.
  Sunset Financial Services, Inc
  SunTrust Investment Services, Inc.
  SunAmerica Securities
  SWS Financial Services, Inc
  Symetra Investment Services Inc
  Syndicated
  Synovus Financial Corporation
  T. Rowe Price Group, Inc.
  Taylor, Colicchio & Silverman, LLP
  TFS Securities, Inc.
  The Investment Center
  The O.N. Equity Sales Co.
  The Prudential Insurance Company of America
  The Washington Update
  Tomorrow's Financial Services, Inc.
  Tower Square Securities, Inc.
  TransAmerica Financial Advisors, Inc.
  Triad Advisors, Inc.
  Trustmont Financial Group, Inc.
  UBS Financial Services, Inc.
  Umpqua Investments
  Union Bank of California
  Unionbanc Investment Serv, LLC
  United Bank
  United Brokerage Services, Inc.
  United Planners Fin. Serv.
  USA Financial Securities Corp.
  US Bank
  UVEST Fin'l Srvcs Group, Inc.
  VALIC Financial Advisors, Inc
  Veritrust Financial LLC
  Vision Service Plan
  VSR Financial Services, Inc.
  Waddell & Reed Inc.
  Wall Street Financial Group
  Walnut Street Securities, Inc.
  Wayne Hummer Investments LLC
  Webster Bank
  Wedbush Morgan Securities
  Wells Fargo Advisors LLC
  Wells Fargo Advisors LLC - Wealth
  Wells Fargo Investments LLC
  Wescom Financial Services LLC
  Western International Securities, Inc.
  WFG Investments, Inc.
  William Blair & Co
  Wintrust Financial Corporation
  Woodbury Financial Services
  Workman Securities Corporation
  World Equity Group, Inc.
  World Group Securities, Inc.
  WRP Investments, Inc
  Wunderlich Securities


 While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your Financial Professional can provide you with more information about the compensation arrangements that apply upon request.

 FINANCIAL STATEMENTS
 The financial statements of the Separate Account and Pruco Life are included in the Statement of Additional Information.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 LEGAL PROCEEDINGS


 Litigation and Regulatory Matters
 Pruco Life is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Pruco Life's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

 Pruco Life establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2013, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Pruco Life reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

 In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC, filed in the Circuit Court of Leon County, Florida, was served on The Prudential Insurance Company of America ("Prudential Insurance"). The complaint alleges that Prudential Insurance failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In March 2013, the Company filed a motion to dismiss the complaint. In August 2013, the court dismissed the complaint with prejudice. In September 2013, plaintiff filed an appeal with Florida's Circuit Court of the Second Judicial Circuit in Leon County.

 In October 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit, State of West Virginia ex. Rel. John D. Perdue v. PRUCO Life Insurance Company, in the Circuit Court of Putnam County, West Virginia. The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia. The complaint seeks to examine the records of Pruco Life to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount. In April 2013, Pruco Life filed a motion to dismiss the complaint. In December 2013, the Court granted Pruco Life's motion and dismissed the complaint with prejudice. In January 2014, the State of West Virginia appealed the decision.

 In January 2012, a Global Resolution Agreement entered into by Pruco Life and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by Pruco Life to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires Pruco Life to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with Pruco Life.

 Pruco Life is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York State Department of Financial Services ("NYDFS") has requested that 172 life insurers (including Pruco Life) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of Pruco Life's compliance with New York's unclaimed property laws. In February 2012, the Massachusetts Office of the Attorney General requested information regarding Pruco Life's unclaimed property procedures. In December 2013, this matter was closed without prejudice. In May 2013, Pruco Life entered into a settlement agreement with the Minnesota Department of Commerce, Insurance Division, which requires Pruco Life to take additional steps to identify deceased insureds and contract holders where a valid claim has not been made.

 In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in state court and removed to the United States District Court for the Southern District of Illinois. The complaint makes allegations under Illinois law, on behalf of a class of Illinois residents whose death benefit claims were settled by retained assets accounts. In March 2011, the complaint was amended to drop Prudential Financial as a defendant and add Pruco Life and The Prudential Insurance Company of America as a defendant. The matter is now captioned Phillips v. Prudential Insurance and Pruco Life Insurance Company. In

 November 2011, the complaint was dismissed. In December 2011, plaintiff appealed the dismissal. In May 2013, the United States Court of Appeals for the Seventh Circuit affirmed the dismissal of plaintiff's putative class action complaint. In August 2013, plaintiff's time to appeal the dismissal expired.

 Pruco Life's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Pruco Life's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life's financial position.


              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

 The following are the contents of the Statement of Additional Information:
..   Company
..   Experts
..   Principal Underwriter
..   Payments Made to Promote Sale of Our Products
..   Determination of Accumulation Unit Values
..   Financial Statements

                               HOW TO CONTACT US


 HOW TO CONTACT US
 Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

 Prudential's Customer Service Team
 Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.

 Internet
 Access information about your Annuity through our website:
 www.prudentialannuities.com

 Correspondence Sent by Regular Mail
 Prudential Annuity Service Center
 P.O. Box 7960
 Philadelphia, PA 19176

 Correspondence Sent by Overnight, Certified or Registered Mail
 Prudential Annuity Service Center
 2101 Welsh Road
 Dresher, PA 19025

 Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this Prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.


 You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

                     APPENDIX A - ACCUMULATION UNIT VALUES

 Here, we set forth historical Unit values.


       PREMIER RETIREMENT VARIABLE ANNUITY (issued on or after 2-25-2013)

                          Pruco Life Insurance Company
                                   Prospectus

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (0.85%)




                                                                                                   Number of
                                                             Accumulation Unit  Accumulation      Accumulation
                                                                 Value at       Unit Value at Units Outstanding at
                                                            Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
    02/25/2013 to 12/31/2013                                     $10.29795        $11.07871            17,153
------------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    02/25/2013 to 12/31/2013                                     $10.71596        $12.11926         9,876,922
------------------------------------------------------------------------------------------------------------------
AST AQR Emerging Markets Equity Portfolio
    02/25/2013 to 12/31/2013                                      $9.99930        $10.16558            12,301
------------------------------------------------------------------------------------------------------------------
AST AQR Large-Cap Portfolio
    04/29/2013* to 12/31/2013                                     $9.99930        $11.70178                 0
------------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    02/25/2013 to 12/31/2013                                     $10.57194        $12.06019        22,224,661
------------------------------------------------------------------------------------------------------------------
AST BlackRock Global Strategies Portfolio
    02/25/2013 to 12/31/2013                                     $10.34100        $11.23923         9,938,764
------------------------------------------------------------------------------------------------------------------
AST BlackRock iShares ETF Portfolio
    04/29/2013* to 12/31/2013                                     $9.99930        $10.55835           447,548
------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    02/25/2013 to 12/31/2013                                     $10.52408        $12.44741        13,437,912
------------------------------------------------------------------------------------------------------------------
AST ClearBridge Dividend Growth Portfolio formerly, AST
 Clearbridge Dividend Growth Portfolio
    02/25/2013 to 12/31/2013                                      $9.99930        $11.74413             9,925
------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    02/25/2013 to 12/31/2013                                     $11.06713        $10.97289            39,564
------------------------------------------------------------------------------------------------------------------
AST Defensive Asset Allocation Portfolio
    04/29/2013* to 12/31/2013                                     $9.99930         $9.74308           439,632
------------------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    02/25/2013 to 12/31/2013                                      $9.90661        $13.28375           744,567
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
    02/25/2013 to 12/31/2013                                     $10.42453        $12.08722            17,453
------------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    02/25/2013 to 12/31/2013                                     $10.32533        $11.62773         9,753,482
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Allocation Portfolio
    02/25/2013 to 12/31/2013                                     $11.15070        $13.33778         9,619,077
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Plus Portfolio
    04/29/2013* to 12/31/2013                                     $9.99930        $10.87654         3,072,993
------------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    02/25/2013 to 12/31/2013                                     $11.13509        $11.45052            63,611
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    02/25/2013 to 12/31/2013                                     $11.06540        $13.67668            49,856
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Large-Cap Value Portfolio
    02/25/2013 to 12/31/2013                                     $10.48989        $13.27470         2,227,880
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    02/25/2013 to 12/31/2013                                     $10.90409        $13.70984            55,574

                                                                                                      Number of
                                                                Accumulation Unit  Accumulation      Accumulation
                                                                    Value at       Unit Value at Units Outstanding at
                                                               Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Multi-Asset Portfolio formerly, AST Horizon
 Moderate Asset Allocation Portfolio
    02/25/2013 to 12/31/2013                                        $10.47520        $11.19904         6,124,095
---------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
    02/25/2013 to 12/31/2013                                        $11.11034        $14.48605         1,135,100
---------------------------------------------------------------------------------------------------------------------
AST Herndon Large-Cap Value Portfolio formerly, AST
 BlackRock Value Portfolio
    02/25/2013 to 12/31/2013                                        $10.58380        $13.38762           100,381
---------------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    02/25/2013 to 12/31/2013                                        $11.19092        $11.70944            66,124
---------------------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    02/25/2013 to 12/31/2013                                         $9.82622        $11.51739        10,282,368
---------------------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    02/25/2013 to 12/31/2013                                         $9.20150        $10.78019            42,771
---------------------------------------------------------------------------------------------------------------------
AST Investment Grade Bond Portfolio
    02/25/2013 to 12/31/2013                                        $11.76421        $11.32499             4,485
---------------------------------------------------------------------------------------------------------------------
AST J.P. Morgan Global Thematic Portfolio
    02/25/2013 to 12/31/2013                                        $10.66110        $12.09502         3,408,280
---------------------------------------------------------------------------------------------------------------------
AST J.P. Morgan International Equity Portfolio formerly, AST
 JPMorgan International Equity Portfolio
    02/25/2013 to 12/31/2013                                         $9.86486        $11.35956            72,167
---------------------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
    02/25/2013 to 12/31/2013                                        $10.59313        $11.53751             6,968
---------------------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
    02/25/2013 to 12/31/2013                                        $10.71641        $14.27769           675,768
---------------------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Value Portfolio
    02/25/2013 to 12/31/2013                                         $9.96806        $12.44374            20,387
---------------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    02/25/2013 to 12/31/2013                                        $10.91962        $14.39194        13,686,351
---------------------------------------------------------------------------------------------------------------------
AST Loomis Sayles Large-Cap Growth Portfolio formerly, AST
 Marsico Capital Growth Portfolio
    02/25/2013 to 12/31/2013                                        $10.46924        $13.69272         2,561,750
---------------------------------------------------------------------------------------------------------------------
AST Lord Abbett Core Fixed Income Portfolio
    02/25/2013 to 12/31/2013                                        $10.92460        $10.63819        19,894,516
---------------------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    02/25/2013 to 12/31/2013                                        $11.18610        $13.52493         3,112,598
---------------------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    02/25/2013 to 12/31/2013                                        $11.12463        $14.52641         1,595,257
---------------------------------------------------------------------------------------------------------------------
AST MFS Large-Cap Value Portfolio
    02/25/2013 to 12/31/2013                                        $10.85131        $13.63955           125,977
---------------------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    02/25/2013 to 12/31/2013                                        $10.79480        $13.38322            49,553
---------------------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    02/25/2013 to 12/31/2013                                         $9.84702         $9.77595            31,314
---------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
    02/25/2013 to 12/31/2013                                        $10.80078        $14.23633            66,491
---------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Core Bond Portfolio
    02/25/2013 to 12/31/2013                                        $10.43303        $10.10259            43,200
---------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    02/25/2013 to 12/31/2013                                        $10.67188        $13.48657         3,895,993
---------------------------------------------------------------------------------------------------------------------
AST New Discovery Asset Allocation Portfolio
    02/25/2013 to 12/31/2013                                        $10.64854        $12.23898         1,960,722

                                                                                                       Number of
                                                                 Accumulation Unit  Accumulation      Accumulation
                                                                     Value at       Unit Value at Units Outstanding at
                                                                Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    02/25/2013 to 12/31/2013                                          $8.88823         $8.85375            83,266
----------------------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    02/25/2013 to 12/31/2013                                         $10.40158        $10.11176           298,950
----------------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    02/25/2013 to 12/31/2013                                         $10.84635        $10.54506         9,126,518
----------------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    02/25/2013 to 12/31/2013                                         $10.65799        $11.38584         4,889,885
----------------------------------------------------------------------------------------------------------------------
AST Prudential Core Bond Portfolio
    02/25/2013 to 12/31/2013                                         $10.68593        $10.37327         7,088,955
----------------------------------------------------------------------------------------------------------------------
AST Prudential Growth Allocation Portfolio formerly, AST First
 Trust Capital Appreciation Target Portfolio
    02/25/2013 to 12/31/2013                                          $9.95639        $11.41130        10,211,888
----------------------------------------------------------------------------------------------------------------------
AST QMA Emerging Markets Equity Portfolio
    02/25/2013 to 12/31/2013                                          $9.99930         $9.66912             1,079
----------------------------------------------------------------------------------------------------------------------
AST QMA Large-Cap Portfolio
    04/29/2013* to 12/31/2013                                         $9.99930        $11.74156                 0
----------------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
    02/25/2013 to 12/31/2013                                         $11.44821        $14.37494            16,287
----------------------------------------------------------------------------------------------------------------------
AST RCM World Trends Portfolio formerly, AST CLS Moderate
 Asset Allocation Portfolio
    02/25/2013 to 12/31/2013                                         $10.32979        $11.34227         8,657,007
----------------------------------------------------------------------------------------------------------------------
AST Schroders Global Tactical Portfolio
    02/25/2013 to 12/31/2013                                         $10.75738        $12.29729         2,514,423
----------------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
    02/25/2013 to 12/31/2013                                         $10.04589        $11.25506               824
----------------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    02/25/2013 to 12/31/2013                                         $10.19965        $12.98867            26,699
----------------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    02/25/2013 to 12/31/2013                                         $10.66697        $13.67123            15,260
----------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    02/25/2013 to 12/31/2013                                         $10.92222        $12.38954        15,699,577
----------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Equity Income Portfolio
    02/25/2013 to 12/31/2013                                         $10.92092        $13.39796         8,581,724
----------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    02/25/2013 to 12/31/2013                                         $10.89322        $15.10122           108,056
----------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    02/25/2013 to 12/31/2013                                          $8.00508         $9.02327            70,889
----------------------------------------------------------------------------------------------------------------------
AST Templeton Global Bond Portfolio formerly, AST T. Rowe
 Price Global Bond Portfolio
    02/25/2013 to 12/31/2013                                         $10.12595         $9.85180         6,153,128
----------------------------------------------------------------------------------------------------------------------
AST Wellington Management Hedged Equity Portfolio
    02/25/2013 to 12/31/2013                                         $10.11055        $11.68476            31,396
----------------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    02/25/2013 to 12/31/2013                                         $11.03743        $10.77433            92,661
----------------------------------------------------------------------------------------------------------------------
AST Western Asset Emerging Markets Debt Portfolio
    02/25/2013 to 12/31/2013                                         $10.26389         $9.48823             8,571



 *  Denotes the start date of these sub-accounts

 APPENDIX B - FORMULA FOR HIGHEST DAILY LIFETIME INCOME V2.1 SUITE OF BENEFITS

   TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST
                       INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Income v2.1 Suite of benefits (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\us\\ - The secondary upper target is established on the Effective Date and is not changed for the life of the guarantee. Currently it is 84.5%

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the Unadjusted Account Value of all elected DCA MVA Options in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments and adjusted proportionally for Excess Income*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional Purchase Payments and adjusted proportionately for Excess Income* and (3) any highest daily Unadjusted Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional Purchase Payments and adjusted for withdrawals, as described herein.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Sub-account.

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio.

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

 DAILY TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary. Target Values are subject to change for new elections of this benefit on a going-forward basis.

                            L    =    0.05 * P * a

 DAILY TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

               Target Ratio r    =    (L - B)/(V\\V\\ + V\\F\\).

       . If on the third consecutive Valuation Day r (greater than) C\\u\\ and r (less or =) C\\us\\ or if on any day r (greater than) C\\us\\, and transfers have not been suspended due to the 90% cap rule, assets in the Permitted Sub-accounts and the DCA MVA Options, if applicable, are transferred to the AST Investment Grade Bond Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Sub-account are transferred to the Permitted Sub-accounts as described above.

 90% Cap Rule: If, on any Valuation Day this benefit remains in effect, a transfer into the AST Investment Grade Bond Sub-account occurs that results in 90% of the Unadjusted Account Value being allocated to the AST Investment Grade Bond Sub-account, any transfers into the AST Investment Grade Bond Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Sub-account should occur. Transfers out of the AST Investment Grade Bond Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Sub-account occurs either due to a Daily or Monthly Transfer Calculation. Due to the performance of the AST Investment Grade Bond Sub-account and the elected Sub-accounts, the Unadjusted Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                  Money is transferred from the Permitted
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\]/(1 - C\\t\\))                 Sub-accounts and the DCA MVA Options to the
                                                                              AST Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\]/ (1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                              Grade Bond Sub-account to the Permitted
                                                                              Sub-accounts

 MONTHLY TRANSFER CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V\\F\\)
 - L + B) / (1 - C\\u\\), then

 T\\M\\    =    {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment
                                                          Grade Bond Sub-account to the Permitted
                                                          Sub-accounts.

                     "A" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73   6.7  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06

APPENDIX C - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES

 Certain features of your Annuity may be different than the features described earlier in this prospectus, if your Annuity is issued in certain states described below. Further variations may arise in connection with additional state reviews.


Jurisdiction                                       Special Provision
---------------------------------------------------------------------------------------------------------
California     For the California annuity forms, "contingent deferred sales charges" are referred to as
               "surrender charges". Medically-Related Surrenders are not available.
---------------------------------------------------------------------------------------------------------
Connecticut    The Liquidity Factor used in the MVA and DCA formulas equals zero (0).
---------------------------------------------------------------------------------------------------------
Florida        The waiting period for annuitization is one year from the contract issue date. With respect to those who are 65 years or older on the date of purchase, in no event will the
               Contingent Deferred Sales Charge exceed 10% in accordance with Florida law.
---------------------------------------------------------------------------------------------------------
Illinois       Market Value Adjustment Options are not available. 6 or 12 Month Dollar Cost Averaging
               Program not available.
---------------------------------------------------------------------------------------------------------
Massachusetts  The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal option benefit.
               Medically-Related Surrenders are not available.
---------------------------------------------------------------------------------------------------------
Montana        The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal option benefit.
---------------------------------------------------------------------------------------------------------
New Jersey     There is no minimum Surrender Value at Annuitization or Minimum Annuity Payment Amount.
---------------------------------------------------------------------------------------------------------
Oregon         Market Value Adjustment Options are not available. 6 or 12 Month Dollar Cost Averaging
               Program not available.
---------------------------------------------------------------------------------------------------------
Texas          Minimum annuity payment of $20
---------------------------------------------------------------------------------------------------------
Washington     Market Value Adjustment Options are not available. 6 or 12 Month Dollar Cost Averaging
               Program not available.
---------------------------------------------------------------------------------------------------------

                           APPENDIX D - MVA FORMULA

 MVA FORMULA FOR 6 OR 12 MONTH DCA MVA OPTIONS
 The MVA formula is applied separately to each DCA MVA Option to determine the Account Value of the DCA MVA Option on a particular date.

 The Market Value Adjustment Factor applicable to the DCA MVA Options we make available is as follows:

                     MVA Factor = [(1+i)/(1+j+k)]^/(n/12)/

 where:    i =    the Index Rate established at inception of a DCA MVA Option. This Index Rate will be based on a
                  Constant Maturity Treasury (CMT) rate for a maturity (in months) equal to the initial duration of the
                  DCA MVA Option. This CMT rate will be determined based on the weekly average of the CMT Index of appropriate maturity as of two weeks prior to initiation of the DCA MVA Option. The CMT Index will be based on "Treasury constant maturities nominal 12" rates as published in Federal Reserve
                  Statistical Release H.15. If a CMT index for the number of months needed is not available, the applicable CMT index will be determined based on a linear interpolation of the published CMT indices;
           j =    the Index Rate determined at the time the MVA calculation is needed, based on a CMT rate for the amount of time remaining in the DCA MVA Option. The amount of time will be based on the number of complete months remaining in the DCA MVA Option, rounded up to the nearest whole month. This
                  CMT rate will be determined based on the weekly average of the CMT Index of appropriate maturity as of two weeks prior to the date for which the MVA calculation is needed. The CMT Index will be based on "Treasury constant maturities nominal 12" rates as published in Federal Reserve Statistical Release
                  H.15. If a CMT index for the number of months needed is not available, the applicable CMT index will be determined based on a linear interpolation of the published CMT indices;
           k =    the Liquidity Factor, equal to 0.0025; and
           n =    the number of complete months remaining in the DCA MVA Option, rounded up to the nearest whole month.

 If the "Treasury constant maturities nominal 12" rates available through Federal Reserve Statistical Release H. 15 should become unavailable at any time, or if the rate for a 1-month maturity should become unavailable through this source, we will substitute rates which, in our opinion, are comparable.

  APPENDIX E - HYPOTHETICAL EXAMPLES OF OPERATION OF PREMIUM BASED CHARGE AND
                       CONTINGENT DEFERRED SALES CHARGE

 To demonstrate how the Contingent Deferred Sales Charge and the Premium Based Charge operate, set forth below are various hypothetical examples. These examples are illustrative only, and do not represent the values under any particular Annuity.

 A. CDSC EXAMPLES

          Purchase      Actual                                 CDSC
           Payment     Purchase                               Expiry
          Rec'd Date   Payment      CDSC Schedule              Date
          ------------------------------------------------------------
          6/1/2011    $45,000.00 5%  5%  4%  4%  3%  3%  2%  5/31/2018
          ------------------------------------------------------------
          7/15/2011   $55,000.00 4%  3%  3%  2%  2%  2%  1%  7/14/2018
          ------------------------------------------------------------

 In this example, please note that the first Purchase Payment receives a CDSC schedule for total Purchase Payments less than $50,000.00. The second Purchase Payment results in a situation where the total Purchase Payments are $100,000.00 and the CDSC schedule reflects this.

 B. Premium Based Charge Examples

 Example 1: Assume that two Purchase Payments received prior to the first Quarterly Annuity Anniversary attain the Premium Based Charge tier indicated below. In this example, the Premium Based Charge rate for both Purchase Payments will be established based upon the total Purchase Payments received prior to the first Quarterly Annuity Anniversary, or 9/1/2011.

                            Premium Annualized Quarterly  Premium  Premium
     Purchase     Purchase   Based   Premium    Premium    Based    Based
      Payment     Payment   Charge    Based      Based    Charge    Charge
     Rec'd Date    Amount    Rate     Charge    Charge   First Fee Last Fee
     ----------------------------------------------------------------------
     6/1/2011    $45,000.00  0.50%   $225.00    $56.25   9/1/2011  6/1/2018
     ----------------------------------------------------------------------
     7/15/2011   $55,000.00  0.50%   $275.00    $68.75   9/1/2011  6/1/2018
     ----------------------------------------------------------------------

 Example 2: In this example, the second Purchase Payment is not received prior to the first Quarterly Annuity Anniversary. The Premium Based Charge rate for the first payment will be established based upon the total Purchase Payments received prior to the first Quarterly Annuity Anniversary, or 9/1/2011. The Premium Based Charge rate for the second Purchase Payment will be established based upon the total Purchase Payments received as of the date it is received, or 9/15/2011.

                            Premium Annualized Quarterly  Premium  Premium
     Purchase     Purchase   Based   Premium    Premium    Based    Based
      Payment     Payment   Charge    Based      Based    Charge    Charge
     Rec'd Date    Amount    Rate     Charge    Charge   First Fee Last Fee
     ----------------------------------------------------------------------
     6/1/2011    $45,000.00  0.70%   $315.00    $78.75    9/1/2011 6/1/2018
     ----------------------------------------------------------------------
     9/15/2011   $55,000.00  0.50%   $275.00    $68.75   12/1/2011 9/1/2018
     ----------------------------------------------------------------------

 Example 3: In this example, assume that two Purchase Payments received prior to the first Quarterly Annuity Anniversary attain the indicated Premium Based Charge tier. Assume the third Purchase Payment is received after the first Quarterly Annuity Anniversary. In this example, the Premium Based Charge rate for the first two Purchase Payments will be established based upon the total Purchase Payments received prior to the first Quarterly Annuity Anniversary, or 9/1/2011. The Premium Based Charge rate for the third Purchase Payment will be established based upon the total Purchase Payments received as of the date it is received, or 9/15/2011.

                            Premium Annualized Quarterly  Premium  Premium
    Purchase     Purchase    Based   Premium    Premium    Based    Based
     Payment     Payment    Charge    Based      Based    Charge    Charge
    Rec'd Date    Amount     Rate     Charge    Charge   First Fee Last Fee
    -----------------------------------------------------------------------
    6/1/2011     $45,000.00  0.50%   $225.00     $56.25   9/1/2011 6/1/2018
    -----------------------------------------------------------------------
    7/15/2011    $55,000.00  0.50%   $275.00     $68.75   9/1/2011 6/1/2018
    -----------------------------------------------------------------------
    9/15/2011   $150,000.00  0.35%   $525.00    $131.25  12/1/2011 9/1/2018
    -----------------------------------------------------------------------

 Example 4: In this example, assume that the second Purchase Payment is received the day before the quarter's end. In this example, the Premium Based Charge rate for both Purchase Payments will be established based upon the total Purchase Payments received on the first Quarterly Annuity Anniversary, or 9/1/2011.

                            Premium Annualized Quarterly  Premium  Premium
     Purchase     Purchase   Based   Premium    Premium    Based    Based
      Payment     Payment   Charge    Based      Based    Charge    Charge
     Rec'd Date    Amount    Rate     Charge    Charge   First Fee Last Fee
     ----------------------------------------------------------------------
     6/1/2011    $45,000.00  0.50%   $225.00    $56.25   9/1/2011  6/1/2018
     ----------------------------------------------------------------------
     8/30/2011   $55,000.00  0.50%   $275.00    $68.75   9/1/2011  6/1/2018
     ----------------------------------------------------------------------

 Example 5: In this example, assume that the second Purchase Payment is received on the first Quarterly Annuity Anniversary. Since the second Purchase Payment is received on the first Quarterly Annuity Anniversary, it is not utilized for purposes of determining the Premium Based Charge rate for the first Purchase Payment.

                            Premium Annualized Quarterly  Premium  Premium
     Purchase     Purchase   Based   Premium    Premium    Based    Based
      Payment     Payment   Charge    Based      Based    Charge    Charge
     Rec'd Date    Amount    Rate     Charge    Charge   First Fee Last Fee
     ----------------------------------------------------------------------
     6/1/2011    $45,000.00  0.70%   $315.00    $78.75    9/1/2011 6/1/2018
     ----------------------------------------------------------------------
     9/1/2011    $55,000.00  0.50%   $275.00    $68.75   12/1/2011 9/1/2018
     ----------------------------------------------------------------------

                         PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS
                         FURTHER DETAILS ABOUT THE PRUCO LIFE PRUDENTIAL PREMIER(R) RETIREMENT
                         VARIABLE ANNUITY DESCRIBED IN PROSPECTUS (4/28/2014)
                                           ---------------------------------------
                                             (print your name)
                                           ---------------------------------------
                                                 (address)
                                           ---------------------------------------
                                            (city/state/zip code)


                                   Please see the section of this prospectus
                                        entitled "How To Contact Us" for
                                        where to send your request for a
                                      Statement of Additional Information.

 [LOGO] Prudential
        Bring Your Challenges


 The Prudential Insurance Company of America
 751 Broad Street
 Newark, NJ 07102-3777

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION


                                April 28, 2014

               (For Annuities offering Highest Daily Lifetime(R)
                Income v2.1 Optional Benefits and Highest Daily
                   Lifetime(R)Income v3.0 Optional Benefits)


         PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT VARIABLE

                               ANNUITY CONTRACT

This variable annuity contract is issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). The Annuity is purchased by making an initial purchase payment of $10,000. Subject to certain restrictions, you can make additional purchase payments by means other than electronic fund transfer of not less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.


This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus dated April 28, 2014 (For Annuities offering Highest Daily Lifetime(R) Income v2.1 Optional Benefits and Highest Daily Lifetime(R)Income v3.0 Optional Benefits). To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at
(888) PRU-2888.


                               TABLE OF CONTENTS

                                                                         Page
  Company                                                                   2
  Experts                                                                   2
  Principal Underwriter                                                     2
  Payments Made to Promote Sale of Our Products                             2
  Determination of Accumulation Unit Values                                 3
  Historical Roll-Up Rates and Withdrawal Percentages                       4
  Separate Account Financial Information                                   A1
  Company Financial Information                                            B1


                       Prudential Annuity Service Center

      Pruco Life Insurance Company             P.O. Box 7960
      213 Washington Street                    Philadelphia, PA 19176
      Newark, NJ 07102-2992                    Telephone: (888) PRU 2888

The Prudential Premier(R) Retirement Variable is a service mark of The Prudential Insurance Company of America.

                                    COMPANY

Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York.

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS


The consolidated financial statements of Pruco Life Insurance Company and its subsidiaries as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 and the financial statements of Pruco Life Flexible Premium Variable Annuity Account as of December 31, 2013 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.


                             PRINCIPAL UNDERWRITER

Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers each Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuities through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.


With respect to all individual annuities issued by Pruco Life, PAD received commissions of $816,806,293, $1,125,057,236 and $1,075,327,764 in 2013, 2012,
and 2011, respectively. PAD retained none of those commissions.


As discussed in the prospectus, Pruco Life pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life may pay trail commissions to selling firms to pay its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuity has been in effect.

                 PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of Pruco Life and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may enter into marketing service agreements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on each Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We and/or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PAD pays which are broadly defined as follows:

    . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life products that were sold through the firm.

    . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life annuity products sold through the firm.

Fixed payments: These types of payments are made directly to or in sponsorship of the firm. Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.


The list in the prospectus includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2013) received payment with respect to annuity business during 2013 (or as to which a payment amount was accrued during 2013). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2013, the least amount paid, and greatest amount paid, were $6.09 and $8,190,573.05, respectively.


                   DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit (which we refer to as the "Unit Price") is computed as of the end of each Valuation Day applicable. On any given Valuation Day, the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding Valuation Day by the net investment factor for the Sub-account for the current Valuation Day. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less
(c) where:

(a)is the net result of:
    (1)the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the current Valuation Period; plus or minus
    (2)any per share charge or credit during the current Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

(b)is the net result of:
    (1)the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying Portfolio at the end of the preceding Valuation Period; plus or minus
    (2)any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

(c)is the Insurance Charge corresponding to the portion of the 365 day year (366 for a leap year) that is in the current Valuation Period.

We value the assets in each Sub-account at their fair market value in accordance with accepted accounting principles and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

              HISTORICAL ROLL-UP RATES AND WITHDRAWAL PERCENTAGES

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN FEBRUARY 10, 2014 AND APRIL 14, 2014.

The Roll-Up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after April 15, 2014. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.



                                 ROLL-UP RATE:
                                 -------------
                                      5%



                            WITHDRAWAL PERCENTAGES

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the table listed below:



                 AGES    SINGLE PERCENTAGE  SPOUSAL PERCENTAGE
                  ----   -----------------  ------------------
                50 - 54         3%                2.5%
                55 - 59        3.5%                3%
                60 - 64         4%                3.5%
                65 - 69         5%                4.5%
                70 - 84         5%                4.5%
                  85+           6%                5.5%

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                              SUBACCOUNTS
                                               -------------------------------------------------------------------------
                                                                                                 PRUDENTIAL   PRUDENTIAL
                                                PRUDENTIAL      PRUDENTIAL                        FLEXIBLE   CONSERVATIVE
                                               MONEY MARKET  DIVERSIFIED BOND PRUDENTIAL EQUITY   MANAGED      BALANCED
                                                PORTFOLIO       PORTFOLIO         PORTFOLIO      PORTFOLIO    PORTFOLIO
                                               ------------  ---------------- ----------------- -----------  ------------
ASSETS
  Investment in the portfolios, at fair value. $150,930,061    $194,198,610     $214,130,494    $14,279,727  $19,635,619
                                               ------------    ------------     ------------    -----------  -----------
  Net Assets.................................. $150,930,061    $194,198,610     $214,130,494    $14,279,727  $19,635,619
                                               ============    ============     ============    ===========  ===========

NET ASSETS, representing:
  Accumulation units.......................... $150,930,061    $194,198,610     $214,130,494    $14,279,727  $19,635,619
                                               ------------    ------------     ------------    -----------  -----------
                                               $150,930,061    $194,198,610     $214,130,494    $14,279,727  $19,635,619
                                               ============    ============     ============    ===========  ===========

  Units outstanding...........................  127,982,851      81,006,929       79,925,071      5,641,597    8,177,079
                                               ============    ============     ============    ===========  ===========

  Portfolio shares held.......................   15,093,006      17,638,384        5,979,628        668,840      951,799
  Portfolio net asset value per share......... $      10.00    $      11.01     $      35.81    $     21.35  $     20.63
  Investment in portfolio shares, at cost..... $150,930,061    $196,259,279     $160,110,685    $11,444,838  $14,679,958

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                              SUBACCOUNTS
                                               -------------------------------------------------------------------------
                                                                                                 PRUDENTIAL   PRUDENTIAL
                                                PRUDENTIAL      PRUDENTIAL                        FLEXIBLE   CONSERVATIVE
                                               MONEY MARKET  DIVERSIFIED BOND PRUDENTIAL EQUITY   MANAGED      BALANCED
                                                PORTFOLIO       PORTFOLIO         PORTFOLIO      PORTFOLIO    PORTFOLIO
                                               ------------  ---------------- ----------------- -----------  ------------
                                                01/01/2013      01/01/2013       01/01/2013      01/01/2013   01/01/2013
                                                    TO              TO               TO              TO           TO
                                                12/31/2013      12/31/2013       12/31/2013      12/31/2013   12/31/2013
                                               ------------  ---------------- ----------------- -----------  ------------
INVESTMENT INCOME
  Dividend income............................. $      2,648    $  8,333,116     $          0    $         0  $         0
                                               ------------    ------------     ------------    -----------  -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................    2,379,606       2,951,619        2,880,909        192,424      275,704

NET EXPENSES..................................    2,379,606       2,951,619        2,880,909        192,424      275,704
                                               ------------    ------------     ------------    -----------  -----------

NET INVESTMENT INCOME (LOSS)..................   (2,376,958)      5,381,497       (2,880,909)      (192,424)    (275,704)
                                               ------------    ------------     ------------    -----------  -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........            0       6,013,507                0              0            0
  Realized gain (loss) on shares redeemed.....            0         888,726        4,260,364        284,777      705,139
  Net change in unrealized gain (loss) on
   investments................................            0     (16,832,553)      53,383,902      2,251,002    2,261,008
                                               ------------    ------------     ------------    -----------  -----------

NET GAIN (LOSS) ON INVESTMENTS................            0      (9,930,320)      57,644,266      2,535,779    2,966,147
                                               ------------    ------------     ------------    -----------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $ (2,376,958)   $ (4,548,823)    $ 54,763,357    $ 2,343,355  $ 2,690,443
                                               ============    ============     ============    ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A1

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                                PRUDENTIAL                                                    PRUDENTIAL
 PRUDENTIAL     PRUDENTIAL HIGH  NATURAL                                       PRUDENTIAL        SMALL       T. ROWE PRICE
   VALUE          YIELD BOND    RESOURCES   PRUDENTIAL STOCK    PRUDENTIAL      JENNISON    CAPITALIZATION   INTERNATIONAL
 PORTFOLIO         PORTFOLIO    PORTFOLIO   INDEX PORTFOLIO  GLOBAL PORTFOLIO  PORTFOLIO    STOCK PORTFOLIO STOCK PORTFOLIO
------------    --------------- ----------  ---------------- ---------------- ------------  --------------- ---------------
$316,368,012     $201,311,229   $7,849,508    $316,543,431     $67,255,997    $317,172,024    $67,442,401     $22,371,031
------------     ------------   ----------    ------------     -----------    ------------    -----------     -----------
$316,368,012     $201,311,229   $7,849,508    $316,543,431     $67,255,997    $317,172,024    $67,442,401     $22,371,031
============     ============   ==========    ============     ===========    ============    ===========     ===========

$316,368,012     $201,311,229   $7,849,508    $316,543,431     $67,255,997    $317,172,024    $67,442,401     $22,371,031
------------     ------------   ----------    ------------     -----------    ------------    -----------     -----------
$316,368,012     $201,311,229   $7,849,508    $316,543,431     $67,255,997    $317,172,024    $67,442,401     $22,371,031
============     ============   ==========    ============     ===========    ============    ===========     ===========

 116,025,662       47,472,568    1,009,186     130,864,169      30,874,301     120,569,230     15,356,388      13,481,283
============     ============   ==========    ============     ===========    ============    ===========     ===========

  13,154,595       38,055,053      210,499       6,732,102       2,699,960       8,537,605      2,578,073       1,423,094
$      24.05     $       5.29   $    37.29    $      47.02     $     24.91    $      37.15    $     26.16     $     15.72
$248,113,243     $201,756,166   $7,250,491    $216,749,085     $51,930,845    $192,953,658    $42,201,634     $18,627,400


                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                                PRUDENTIAL                                                    PRUDENTIAL
 PRUDENTIAL     PRUDENTIAL HIGH  NATURAL                                       PRUDENTIAL        SMALL       T. ROWE PRICE
   VALUE          YIELD BOND    RESOURCES   PRUDENTIAL STOCK    PRUDENTIAL      JENNISON    CAPITALIZATION   INTERNATIONAL
 PORTFOLIO         PORTFOLIO    PORTFOLIO   INDEX PORTFOLIO  GLOBAL PORTFOLIO  PORTFOLIO    STOCK PORTFOLIO STOCK PORTFOLIO
------------    --------------- ----------  ---------------- ---------------- ------------  --------------- ---------------
 01/01/2013       01/01/2013    01/01/2013     01/01/2013       01/01/2013     01/01/2013     01/01/2013      01/01/2013
     TO               TO            TO             TO               TO             TO             TO              TO
 12/31/2013       12/31/2013    12/31/2013     12/31/2013       12/31/2013     12/31/2013     12/31/2013      12/31/2013
------------    --------------- ----------  ---------------- ---------------- ------------  --------------- ---------------
$          0     $ 13,190,880   $        0    $          0     $         0    $          0    $         0     $   184,824
------------     ------------   ----------    ------------     -----------    ------------    -----------     -----------

   4,585,437        3,144,935      110,093       4,451,754         938,349       4,155,356        842,357         301,501

   4,585,437        3,144,935      110,093       4,451,754         938,349       4,155,356        842,357         301,501
------------     ------------   ----------    ------------     -----------    ------------    -----------     -----------

  (4,585,437)      10,045,945     (110,093)     (4,451,754)       (938,349)     (4,155,356)      (842,357)       (116,677)
------------     ------------   ----------    ------------     -----------    ------------    -----------     -----------

           0                0            0               0               0               0              0               0
   6,006,421          317,096       29,161      11,316,689       1,201,406      12,469,452      2,231,806         324,802

  79,525,938        1,111,064      738,728      71,205,071      14,066,398      79,606,087     18,446,122       2,345,874
------------     ------------   ----------    ------------     -----------    ------------    -----------     -----------

  85,532,359        1,428,160      767,889      82,521,760      15,267,804      92,075,539     20,677,928       2,670,676
------------     ------------   ----------    ------------     -----------    ------------    -----------     -----------

$ 80,946,922     $ 11,474,105   $  657,796    $ 78,070,006     $14,329,455    $ 87,920,183    $19,835,571     $ 2,553,999
============     ============   ==========    ============     ===========    ============    ===========     ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                                 SUBACCOUNTS
                                               -------------------------------------------------------------------------------
                                                                                                  JANUS ASPEN
                                                                                  JANUS ASPEN      OVERSEAS
                                               T. ROWE PRICE                   JANUS PORTFOLIO -  PORTFOLIO -  MFS(R) RESEARCH
                                               EQUITY INCOME INVESCO V.I. CORE   INSTITUTIONAL   INSTITUTIONAL SERIES - INITIAL
                                                 PORTFOLIO      EQUITY FUND         SHARES          SHARES          CLASS
                                               ------------- ----------------- ----------------- ------------- ----------------
ASSETS
  Investment in the portfolios, at fair value.  $79,490,475     $97,179,814       $63,509,198     $96,032,116    $21,699,752
                                                -----------     -----------       -----------     -----------    -----------
  Net Assets..................................  $79,490,475     $97,179,814       $63,509,198     $96,032,116    $21,699,752
                                                ===========     ===========       ===========     ===========    ===========

NET ASSETS, representing:
  Accumulation units..........................  $79,490,475     $97,179,814       $63,509,198     $96,032,116    $21,699,752
                                                -----------     -----------       -----------     -----------    -----------
                                                $79,490,475     $97,179,814       $63,509,198     $96,032,116    $21,699,752
                                                ===========     ===========       ===========     ===========    ===========

  Units outstanding...........................   25,950,012      38,676,716        28,310,079      25,330,800      8,883,436
                                                ===========     ===========       ===========     ===========    ===========

  Portfolio shares held.......................    2,794,041       2,528,749         1,856,994       2,285,391        755,037
  Portfolio net asset value per share.........  $     28.45     $     38.43       $     34.20     $     42.02    $     28.74
  Investment in portfolio shares, at cost.....  $55,121,178     $61,912,201       $48,274,723     $73,002,749    $13,313,459

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                                 SUBACCOUNTS
                                               -------------------------------------------------------------------------------
                                                                                                  JANUS ASPEN
                                                                                  JANUS ASPEN      OVERSEAS
                                               T. ROWE PRICE                   JANUS PORTFOLIO -  PORTFOLIO -  MFS(R) RESEARCH
                                               EQUITY INCOME INVESCO V.I. CORE   INSTITUTIONAL   INSTITUTIONAL SERIES - INITIAL
                                                 PORTFOLIO      EQUITY FUND         SHARES          SHARES          CLASS
                                               ------------- ----------------- ----------------- ------------- ----------------
                                                01/01/2013                        01/01/2013      01/01/2013      01/01/2013
                                                    TO          01/01/2013            TO              TO              TO
                                                12/31/2013     TO 12/31/2013      12/31/2013      12/31/2013      12/31/2013
                                               ------------- ----------------- ----------------- ------------- ----------------
INVESTMENT INCOME
  Dividend income.............................  $ 1,144,861     $ 1,276,592       $   462,189     $ 2,923,453    $    66,321
                                                -----------     -----------       -----------     -----------    -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................    1,037,310       1,291,235           822,862       1,305,372        279,368

NET EXPENSES..................................    1,037,310       1,291,235           822,862       1,305,372        279,368
                                                -----------     -----------       -----------     -----------    -----------

NET INVESTMENT INCOME (LOSS)..................      107,551         (14,643)         (360,673)      1,618,081       (213,047)
                                                -----------     -----------       -----------     -----------    -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........            0               0                 0               0         49,421
  Realized gain (loss) on shares redeemed.....    1,965,147       3,530,675         1,050,226       2,422,841        762,844
  Net change in unrealized gain (loss) on
   investments................................   16,029,353      18,753,602        14,195,837       7,412,332      4,680,625
                                                -----------     -----------       -----------     -----------    -----------

NET GAIN (LOSS) ON INVESTMENTS................   17,994,500      22,284,277        15,246,063       9,835,173      5,492,890
                                                -----------     -----------       -----------     -----------    -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................  $18,102,051     $22,269,634       $14,885,390     $11,453,254    $ 5,279,843
                                                ===========     ===========       ===========     ===========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A3

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                              FTVIP FRANKLIN
                               SMALL-MID CAP                                ALLIANCEBERNSTEIN
 MFS(R) GROWTH                    GROWTH         PRUDENTIAL                     LARGE CAP      PRUDENTIAL SP     JANUS ASPEN
SERIES - INITIAL  VP VALUE   SECURITIES FUND - JENNISON 20/20  DAVIS VALUE  GROWTH PORTFOLIO  SMALL CAP VALUE JANUS PORTFOLIO -
     CLASS          FUND          CLASS 2      FOCUS PORTFOLIO  PORTFOLIO        CLASS B         PORTFOLIO     SERVICE SHARES
---------------- ----------- ----------------- --------------- -----------  ----------------- --------------- -----------------
  $64,474,846    $30,803,351    $30,316,921      $52,712,164   $30,760,095     $7,205,255      $116,216,364      $12,064,745
  -----------    -----------    -----------      -----------   -----------     ----------      ------------      -----------
  $64,474,846    $30,803,351    $30,316,921      $52,712,164   $30,760,095     $7,205,255      $116,216,364      $12,064,745
  ===========    ===========    ===========      ===========   ===========     ==========      ============      ===========

  $64,474,846    $30,803,351    $30,316,921      $52,712,164   $30,760,095     $7,205,255      $116,216,364      $12,064,745
  -----------    -----------    -----------      -----------   -----------     ----------      ------------      -----------
  $64,474,846    $30,803,351    $30,316,921      $52,712,164   $30,760,095     $7,205,255      $116,216,364      $12,064,745
  ===========    ===========    ===========      ===========   ===========     ==========      ============      ===========

   25,117,592     10,636,411     11,730,730       22,694,156    20,231,593      7,839,359        45,198,887        8,224,606
  ===========    ===========    ===========      ===========   ===========     ==========      ============      ===========

    1,650,239      3,645,367      1,116,234        2,547,712     2,281,906        173,120         6,171,873          357,580
  $     39.07    $      8.45    $     27.16      $     20.69   $     13.48     $    41.62      $      18.83      $     33.74
  $38,489,026    $24,387,707    $24,263,641      $32,669,800   $25,045,846     $4,796,807      $ 74,499,243      $ 7,323,621


                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                              FTVIP FRANKLIN
                               SMALL-MID CAP                                ALLIANCEBERNSTEIN
 MFS(R) GROWTH                    GROWTH         PRUDENTIAL                     LARGE CAP      PRUDENTIAL SP     JANUS ASPEN
SERIES - INITIAL  VP VALUE   SECURITIES FUND - JENNISON 20/20  DAVIS VALUE  GROWTH PORTFOLIO  SMALL CAP VALUE JANUS PORTFOLIO -
     CLASS          FUND          CLASS 2      FOCUS PORTFOLIO  PORTFOLIO        CLASS B         PORTFOLIO     SERVICE SHARES
---------------- ----------- ----------------- --------------- -----------  ----------------- --------------- -----------------
   01/01/2013    01/01/2013     01/01/2013       01/01/2013    01/01/2013      01/01/2013       01/01/2013       01/01/2013
       TO            TO             TO               TO            TO              TO               TO               TO
   12/31/2013    12/31/2013     12/31/2013       12/31/2013    12/31/2013      12/31/2013       12/31/2013       12/31/2013
---------------- ----------- ----------------- --------------- -----------  ----------------- --------------- -----------------
  $   134,490    $   458,371    $         0      $         0   $   244,871     $        0      $          0      $    75,462
  -----------    -----------    -----------      -----------   -----------     ----------      ------------      -----------



      802,817        388,328        384,966          699,245       407,758         84,944         1,746,279          190,248

      802,817        388,328        384,966          699,245       407,758         84,944         1,746,279          190,248
  -----------    -----------    -----------      -----------   -----------     ----------      ------------      -----------

     (668,327)        70,043       (384,966)        (699,245)     (162,887)       (84,944)       (1,746,279)        (114,786)
  -----------    -----------    -----------      -----------   -----------     ----------      ------------      -----------

      426,007              0      1,773,937                0     2,070,853              0                 0                0
    2,131,378        565,316        440,543        2,458,494       736,206        328,966         5,557,886          670,788

   15,474,041      6,520,687      6,680,735       10,614,467     5,303,737      1,603,892        29,068,408        2,282,114
  -----------    -----------    -----------      -----------   -----------     ----------      ------------      -----------

   18,031,426      7,086,003      8,895,215       13,072,961     8,110,796      1,932,858        34,626,294        2,952,902
  -----------    -----------    -----------      -----------   -----------     ----------      ------------      -----------



  $17,363,099    $ 7,156,046    $ 8,510,249      $12,373,716   $ 7,947,909     $1,847,914      $ 32,880,015      $ 2,838,116
  ===========    ===========    ===========      ===========   ===========     ==========      ============      ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                                  SUBACCOUNTS
                                               ---------------------------------------------------------------------------------
                                                PRUDENTIAL SP                                          AST        AST SCHRODERS
                                                  PRUDENTIAL     PRUDENTIAL SP    PRUDENTIAL SP   GOLDMAN SACHS    MULTI-ASSET
                                                U.S. EMERGING    INTERNATIONAL    INTERNATIONAL     LARGE-CAP    WORLD STRATEGIES
                                               GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO    PORTFOLIO
                                               ---------------- ---------------- --------------- --------------- ----------------
ASSETS
  Investment in the portfolios, at fair value.   $137,597,753     $43,540,982      $41,162,674    $221,800,922    $2,636,511,509
                                                 ------------     -----------      -----------    ------------    --------------
  Net Assets..................................   $137,597,753     $43,540,982      $41,162,674    $221,800,922    $2,636,511,509
                                                 ============     ===========      ===========    ============    ==============

NET ASSETS, representing:
  Accumulation units..........................   $137,597,753     $43,540,982      $41,162,674    $221,800,922    $2,636,511,509
                                                 ------------     -----------      -----------    ------------    --------------
                                                 $137,597,753     $43,540,982      $41,162,674    $221,800,922    $2,636,511,509
                                                 ============     ===========      ===========    ============    ==============

  Units outstanding...........................     51,863,775      26,351,907       22,680,253      15,310,832       209,605,294
                                                 ============     ===========      ===========    ============    ==============

  Portfolio shares held.......................     12,705,240       6,911,267        5,177,695       9,426,304       166,762,271
  Portfolio net asset value per share.........   $      10.83     $      6.30      $      7.95    $      23.53    $        15.81
  Investment in portfolio shares, at cost.....   $ 90,436,460     $42,614,608      $41,370,808    $161,536,922    $2,222,553,569

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                                  SUBACCOUNTS
                                               ---------------------------------------------------------------------------------
                                                PRUDENTIAL SP                                          AST        AST SCHRODERS
                                                  PRUDENTIAL     PRUDENTIAL SP    PRUDENTIAL SP   GOLDMAN SACHS    MULTI-ASSET
                                                U.S. EMERGING    INTERNATIONAL    INTERNATIONAL     LARGE-CAP    WORLD STRATEGIES
                                               GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO    PORTFOLIO
                                               ---------------- ---------------- --------------- --------------- ----------------
                                                  01/01/2013       01/01/2013      01/01/2013      01/01/2013       01/01/2013
                                                      TO               TO              TO              TO               TO
                                                  12/31/2013       12/31/2013      12/31/2013      12/31/2013       12/31/2013
                                               ---------------- ---------------- --------------- --------------- ----------------
INVESTMENT INCOME
  Dividend income.............................   $          0     $         0      $         0    $          0    $            0
                                                 ------------     -----------      -----------    ------------    --------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................      2,108,151         685,902          658,034       2,879,282        41,652,143

NET EXPENSES..................................      2,108,151         685,902          658,034       2,879,282        41,652,143
                                                 ------------     -----------      -----------    ------------    --------------

NET INVESTMENT INCOME (LOSS)..................     (2,108,151)       (685,902)        (658,034)     (2,879,282)      (41,652,143)
                                                 ------------     -----------      -----------    ------------    --------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........              0               0                0               0                 0
  Realized gain (loss) on shares redeemed.....      5,814,409        (692,729)        (785,748)      7,376,679        34,206,705
  Net change in unrealized gain (loss) on
   investments................................     27,105,354       8,050,153        8,113,623      44,836,791       292,586,283
                                                 ------------     -----------      -----------    ------------    --------------

NET GAIN (LOSS) ON INVESTMENTS................     32,919,763       7,357,424        7,327,875      52,213,470       326,792,988
                                                 ------------     -----------      -----------    ------------    --------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $ 30,811,612     $ 6,671,522      $ 6,669,841    $ 49,334,188    $  285,140,845
                                                 ============     ===========      ===========    ============    ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A5

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
                AST J.P. MORGAN  AST HERNDON                                                                    AST GOLDMAN
 AST COHEN &       STRATEGIC      LARGE-CAP                   AST FEDERATED                                        SACHS
STEERS REALTY    OPPORTUNITIES      VALUE     AST HIGH YIELD    AGGRESSIVE      AST MID-CAP    AST SMALL-CAP    CONCENTRATED
  PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO    GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO
-------------   --------------- ------------  -------------- ---------------- --------------- --------------- ----------------
$186,234,548    $1,639,216,534  $156,740,923   $216,591,340    $165,527,400    $104,910,530    $116,350,334     $158,293,914
------------    --------------  ------------   ------------    ------------    ------------    ------------     ------------
$186,234,548    $1,639,216,534  $156,740,923   $216,591,340    $165,527,400    $104,910,530    $116,350,334     $158,293,914
============    ==============  ============   ============    ============    ============    ============     ============

$186,234,548    $1,639,216,534  $156,740,923   $216,591,340    $165,527,400    $104,910,530    $116,350,334     $158,293,914
------------    --------------  ------------   ------------    ------------    ------------    ------------     ------------
$186,234,548    $1,639,216,534  $156,740,923   $216,591,340    $165,527,400    $104,910,530    $116,350,334     $158,293,914
============    ==============  ============   ============    ============    ============    ============     ============

  13,244,438       131,616,515    10,554,251     16,564,062      10,131,377       6,398,667       7,037,534       10,275,322
============    ==============  ============   ============    ============    ============    ============     ============

  24,601,658       105,077,983    12,216,752     26,381,406      12,207,035       5,903,800       5,675,626        3,893,112
$       7.57    $        15.60  $      12.83   $       8.21    $      13.56    $      17.77    $      20.50     $      40.66
$174,187,693    $1,395,233,081  $114,163,535   $197,518,302    $118,150,509    $ 76,989,498    $ 84,003,317     $117,218,733


                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
                AST J.P. MORGAN  AST HERNDON                                                                    AST GOLDMAN
 AST COHEN &       STRATEGIC      LARGE-CAP                   AST FEDERATED                                        SACHS
STEERS REALTY    OPPORTUNITIES      VALUE     AST HIGH YIELD    AGGRESSIVE      AST MID-CAP    AST SMALL-CAP    CONCENTRATED
  PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO    GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO
-------------   --------------- ------------  -------------- ---------------- --------------- --------------- ----------------
 01/01/2013       01/01/2013     01/01/2013     01/01/2013      01/01/2013      01/01/2013      01/01/2013       01/01/2013
     TO               TO             TO             TO              TO              TO              TO               TO
 12/31/2013       12/31/2013     12/31/2013     12/31/2013      12/31/2013      12/31/2013      12/31/2013       12/31/2013
-------------   --------------- ------------  -------------- ---------------- --------------- --------------- ----------------
$          0    $            0  $          0   $          0    $          0    $          0    $          0     $          0
------------    --------------  ------------   ------------    ------------    ------------    ------------     ------------

   3,272,162        25,875,892     2,332,094      3,514,494       2,278,495       1,606,358       1,654,239        2,363,887

   3,272,162        25,875,892     2,332,094      3,514,494       2,278,495       1,606,358       1,654,239        2,363,887
------------    --------------  ------------   ------------    ------------    ------------    ------------     ------------

  (3,272,162)      (25,875,892)   (2,332,094)    (3,514,494)     (2,278,495)     (1,606,358)     (1,654,239)      (2,363,887)
------------    --------------  ------------   ------------    ------------    ------------    ------------     ------------

           0                 0             0              0               0               0               0                0
   5,322,439        18,307,779     5,859,440      5,057,901       6,712,556       5,136,019       5,667,353        6,599,021

  (1,404,001)      141,188,880    35,292,752      9,395,508      40,557,338      20,238,075      24,022,796       29,022,123
------------    --------------  ------------   ------------    ------------    ------------    ------------     ------------

   3,918,438       159,496,659    41,152,192     14,453,409      47,269,894      25,374,094      29,690,149       35,621,144
------------    --------------  ------------   ------------    ------------    ------------    ------------     ------------

$    646,276    $  133,620,767  $ 38,820,098   $ 10,938,915    $ 44,991,399    $ 23,767,736    $ 28,035,910     $ 33,257,257
============    ==============  ============   ============    ============    ============    ============     ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                                 SUBACCOUNTS
                                               -------------------------------------------------------------------------------
                                                                                                    AST LOOMIS
                                                 AST GOLDMAN                    AST LORD ABBETT       SAYLES          AST
                                                SACHS MID-CAP    AST LARGE-CAP     CORE FIXED       LARGE-CAP      MFS GROWTH
                                               GROWTH PORTFOLIO VALUE PORTFOLIO INCOME PORTFOLIO GROWTH PORTFOLIO  PORTFOLIO
                                               ---------------- --------------- ---------------- ---------------- ------------
ASSETS
  Investment in the portfolios, at fair value.   $261,949,491    $365,288,606     $533,925,206     $255,014,042   $113,750,049
                                                 ------------    ------------     ------------     ------------   ------------
  Net Assets..................................   $261,949,491    $365,288,606     $533,925,206     $255,014,042   $113,750,049
                                                 ============    ============     ============     ============   ============

NET ASSETS, representing:
  Accumulation units..........................   $261,949,491    $365,288,606     $533,925,206     $255,014,042   $113,750,049
                                                 ------------    ------------     ------------     ------------   ------------
                                                 $261,949,491    $365,288,606     $533,925,206     $255,014,042   $113,750,049
                                                 ============    ============     ============     ============   ============

  Units outstanding...........................     15,464,440      25,383,341       46,780,133       16,363,267      7,176,134
                                                 ============    ============     ============     ============   ============

  Portfolio shares held.......................     37,744,883      18,393,183       47,375,795        8,739,343      7,449,250
  Portfolio net asset value per share.........   $       6.94    $      19.86     $      11.27     $      29.18   $      15.27
  Investment in portfolio shares, at cost.....   $201,044,760    $266,207,203     $534,353,736     $181,471,243   $ 82,358,999

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                                 SUBACCOUNTS
                                               -------------------------------------------------------------------------------
                                                                                                    AST LOOMIS
                                                 AST GOLDMAN                    AST LORD ABBETT       SAYLES          AST
                                                SACHS MID-CAP    AST LARGE-CAP     CORE FIXED       LARGE-CAP      MFS GROWTH
                                               GROWTH PORTFOLIO VALUE PORTFOLIO INCOME PORTFOLIO GROWTH PORTFOLIO  PORTFOLIO
                                               ---------------- --------------- ---------------- ---------------- ------------
                                                  01/01/2013      01/01/2013       01/01/2013       01/01/2013     01/01/2013
                                                      TO              TO               TO               TO             TO
                                                  12/31/2013      12/31/2013       12/31/2013       12/31/2013     12/31/2013
                                               ---------------- --------------- ---------------- ---------------- ------------
INVESTMENT INCOME
  Dividend income.............................   $          0    $          0     $          0     $          0   $          0
                                                 ------------    ------------     ------------     ------------   ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................      3,809,777       3,661,534        7,286,099        3,586,711      1,428,777

NET EXPENSES..................................      3,809,777       3,661,534        7,286,099        3,586,711      1,428,777
                                                 ------------    ------------     ------------     ------------   ------------

NET INVESTMENT INCOME (LOSS)..................     (3,809,777)     (3,661,534)      (7,286,099)      (3,586,711)    (1,428,777)
                                                 ------------    ------------     ------------     ------------   ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........              0               0                0                0              0
  Realized gain (loss) on shares redeemed.....      6,322,862       9,369,298        1,123,229        9,832,848      4,446,624
  Net change in unrealized gain (loss) on
   investments................................     54,767,800      90,428,486      (11,911,336)      61,003,852     25,018,462
                                                 ------------    ------------     ------------     ------------   ------------

NET GAIN (LOSS) ON INVESTMENTS................     61,090,662      99,797,784      (10,788,107)      70,836,700     29,465,086
                                                 ------------    ------------     ------------     ------------   ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $ 57,280,885    $ 96,136,250     $(18,074,206)    $ 67,249,989   $ 28,036,309
                                                 ============    ============     ============     ============   ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A7


                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                 AST NEUBERGER                       AST                           AST              AST
AST NEUBERGER    BERMAN / LSV     AST PIMCO     T. ROWE PRICE  AST QMA US     T. ROWE PRICE    T. ROWE PRICE
BERMAN MID-CAP   MID-CAP VALUE LIMITED MATURITY EQUITY INCOME EQUITY ALPHA  NATURAL RESOURCES ASSET ALLOCATION  AST MFS GLOBAL
GROWTH PORTFOLIO   PORTFOLIO    BOND PORTFOLIO    PORTFOLIO    PORTFOLIO        PORTFOLIO        PORTFOLIO     EQUITY PORTFOLIO
---------------- ------------- ---------------- ------------- ------------  ----------------- ---------------- ----------------
  $273,973,887   $259,477,265    $185,800,284   $306,640,049  $103,101,788    $333,568,421     $7,295,773,746    $320,306,026
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------
  $273,973,887   $259,477,265    $185,800,284   $306,640,049  $103,101,788    $333,568,421     $7,295,773,746    $320,306,026
  ============   ============    ============   ============  ============    ============     ==============    ============

  $273,973,887   $259,477,265    $185,800,284   $306,640,049  $103,101,788    $333,568,421     $7,295,773,746    $320,306,026
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------
  $273,973,887   $259,477,265    $185,800,284   $306,640,049  $103,101,788    $333,568,421     $7,295,773,746    $320,306,026
  ============   ============    ============   ============  ============    ============     ==============    ============

    16,795,002     15,233,966      17,793,464     21,980,538     6,346,657      29,033,620        535,636,451      20,596,304
  ============   ============    ============   ============  ============    ============     ==============    ============

     8,463,821     10,780,111      17,951,718     24,889,614     5,724,697      14,675,249        327,458,427      21,142,312
  $      32.37   $      24.07    $      10.35   $      12.32  $      18.01    $      22.73     $        22.28    $      15.15
  $202,952,903   $186,909,532    $189,429,767   $230,505,565  $ 77,177,920    $299,544,679     $5,948,718,682    $243,792,320


                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                 AST NEUBERGER                       AST                           AST              AST
AST NEUBERGER    BERMAN / LSV     AST PIMCO     T. ROWE PRICE  AST QMA US     T. ROWE PRICE    T. ROWE PRICE
BERMAN MID-CAP   MID-CAP VALUE LIMITED MATURITY EQUITY INCOME EQUITY ALPHA  NATURAL RESOURCES ASSET ALLOCATION  AST MFS GLOBAL
GROWTH PORTFOLIO   PORTFOLIO    BOND PORTFOLIO    PORTFOLIO    PORTFOLIO        PORTFOLIO        PORTFOLIO     EQUITY PORTFOLIO
---------------- ------------- ---------------- ------------- ------------  ----------------- ---------------- ----------------
   01/01/2013     01/01/2013      01/01/2013     01/01/2013    01/01/2013      01/01/2013        01/01/2013       01/01/2013
       TO             TO              TO             TO            TO              TO                TO               TO
   12/31/2013     12/31/2013      12/31/2013     12/31/2013    12/31/2013      12/31/2013        12/31/2013       12/31/2013
---------------- ------------- ---------------- ------------- ------------  ----------------- ---------------- ----------------
  $          0   $          0    $          0   $          0  $          0    $          0     $            0    $          0
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------

     3,561,884      3,344,071       3,289,358      3,590,819     1,490,144       5,536,439        103,215,691       4,037,356

     3,561,884      3,344,071       3,289,358      3,590,819     1,490,144       5,536,439        103,215,691       4,037,356
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------

    (3,561,884)    (3,344,071)     (3,289,358)    (3,590,819)   (1,490,144)     (5,536,439)      (103,215,691)     (4,037,356)
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------

             0              0               0              0             0               0                  0               0
     7,815,474      8,607,072        (897,198)     7,388,337     3,897,350       1,916,800         47,950,511       7,382,484
    56,991,025     57,827,143      (3,686,135)    59,177,431    20,138,150      42,300,106        935,275,273      54,371,515
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------

    64,806,499     66,434,215      (4,583,333)    66,565,768    24,035,500      44,216,906        983,225,784      61,753,999
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------

  $ 61,244,615   $ 63,090,144    $ (7,872,691)  $ 62,974,949  $ 22,545,356    $ 38,680,467     $  880,010,093    $ 57,716,643
  ============   ============    ============   ============  ============    ============     ==============    ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A8

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                                SUBACCOUNTS
                                               -----------------------------------------------------------------------------
                                                                                    AST                        AST ACADEMIC
                                                                     AST        WELLINGTON     AST CAPITAL      STRATEGIES
                                               AST J.P. MORGAN    TEMPLETON     MANAGEMENT     GROWTH ASSET       ASSET
                                                INTERNATIONAL    GLOBAL BOND   HEDGED EQUITY    ALLOCATION      ALLOCATION
                                               EQUITY PORTFOLIO   PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                               ---------------- ------------  --------------  --------------  --------------
ASSETS
  Investment in the portfolios, at fair value.   $207,308,532   $197,497,290  $1,219,180,055  $6,496,922,673  $4,268,987,509
                                                 ------------   ------------  --------------  --------------  --------------
  Net Assets..................................   $207,308,532   $197,497,290  $1,219,180,055  $6,496,922,673  $4,268,987,509
                                                 ============   ============  ==============  ==============  ==============

NET ASSETS, representing:
  Accumulation units..........................   $207,308,532   $197,497,290  $1,219,180,055  $6,496,922,673  $4,268,987,509
                                                 ------------   ------------  --------------  --------------  --------------
                                                 $207,308,532   $197,497,290  $1,219,180,055  $6,496,922,673  $4,268,987,509
                                                 ============   ============  ==============  ==============  ==============

  Units outstanding...........................     16,428,334     19,027,712     106,042,703     477,773,399     351,118,214
                                                 ============   ============  ==============  ==============  ==============

  Portfolio shares held.......................      8,094,827     18,337,724     101,683,074     463,734,666     339,617,145
  Portfolio net asset value per share.........   $      25.61   $      10.77  $        11.99  $        14.01  $        12.57
  Investment in portfolio shares, at cost.....   $169,223,540   $202,793,010  $1,029,085,744  $5,071,084,661  $3,635,815,787

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                                SUBACCOUNTS
                                               -----------------------------------------------------------------------------
                                                                                    AST                        AST ACADEMIC
                                                                     AST        WELLINGTON     AST CAPITAL      STRATEGIES
                                               AST J.P. MORGAN    TEMPLETON     MANAGEMENT     GROWTH ASSET       ASSET
                                                INTERNATIONAL    GLOBAL BOND   HEDGED EQUITY    ALLOCATION      ALLOCATION
                                               EQUITY PORTFOLIO   PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                               ---------------- ------------  --------------  --------------  --------------
                                                  01/01/2013     01/01/2013     01/01/2013      01/01/2013      01/01/2013
                                                      TO             TO             TO              TO              TO
                                                  12/31/2013     12/31/2013     12/31/2013      12/31/2013      12/31/2013
                                               ---------------- ------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend income.............................   $          0   $          0  $            0  $            0  $            0
                                                 ------------   ------------  --------------  --------------  --------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................      3,010,429      2,865,066      14,211,647      95,236,042      72,491,342

NET EXPENSES..................................      3,010,429      2,865,066      14,211,647      95,236,042      72,491,342
                                                 ------------   ------------  --------------  --------------  --------------

NET INVESTMENT INCOME (LOSS)..................     (3,010,429)    (2,865,066)    (14,211,647)    (95,236,042)    (72,491,342)
                                                 ------------   ------------  --------------  --------------  --------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........              0              0               0               0               0
  Realized gain (loss) on shares redeemed.....      4,512,739     (1,865,637)      9,008,494      59,835,011      68,552,302
  Net change in unrealized gain (loss) on
   investments................................     20,942,640     (6,319,612)    152,255,220   1,064,403,514     314,173,931
                                                 ------------   ------------  --------------  --------------  --------------

NET GAIN (LOSS) ON INVESTMENTS................     25,455,379     (8,185,249)    161,263,714   1,124,238,525     382,726,233
                                                 ------------   ------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $ 22,444,950   $(11,050,315) $  147,052,067  $1,029,002,483  $  310,234,891
                                                 ============   ============  ==============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A9


                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                       AST                                                             AST
 AST BALANCED      PRESERVATION                   AST PRUDENTIAL                  T. ROWE PRICE                   AST
    ASSET             ASSET       AST FI PYRAMIS      GROWTH       AST ADVANCED     LARGE-CAP       AST        SMALL-CAP
  ALLOCATION        ALLOCATION     QUANTITATIVE     ALLOCATION      STRATEGIES       GROWTH     MONEY MARKET     GROWTH
  PORTFOLIO         PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO    PORTFOLIO     PORTFOLIO
--------------    --------------  --------------  --------------  --------------  ------------- ------------  ------------
$6,621,022,037    $4,626,397,788  $3,164,359,014  $3,842,655,603  $5,785,627,771  $533,489,977  $213,351,383  $209,243,993
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------
$6,621,022,037    $4,626,397,788  $3,164,359,014  $3,842,655,603  $5,785,627,771  $533,489,977  $213,351,383  $209,243,993
==============    ==============  ==============  ==============  ==============  ============  ============  ============

$6,621,022,037    $4,626,397,788  $3,164,359,014  $3,842,655,603  $5,785,627,771  $533,489,977  $213,351,383  $209,243,993
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------
$6,621,022,037    $4,626,397,788  $3,164,359,014  $3,842,655,603  $5,785,627,771  $533,489,977  $213,351,383  $209,243,993
==============    ==============  ==============  ==============  ==============  ============  ============  ============

   500,114,203       372,081,247     248,285,247     296,876,303     426,587,465    30,310,526    22,470,117    11,797,325
==============    ==============  ==============  ==============  ==============  ============  ============  ============

   479,784,206       351,549,984     269,536,543     321,292,274     410,911,063    25,885,006   213,351,383     6,831,342
$        13.80    $        13.16  $        11.74  $        11.96  $        14.08  $      20.61  $       1.00  $      30.63
$5,295,335,574    $4,059,690,000  $2,648,475,123  $3,202,291,296  $4,718,732,162  $362,700,520  $213,351,383  $154,463,851


                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                       AST                                                             AST
 AST BALANCED      PRESERVATION                   AST PRUDENTIAL                  T. ROWE PRICE                   AST
    ASSET             ASSET       AST FI PYRAMIS      GROWTH       AST ADVANCED     LARGE-CAP       AST        SMALL-CAP
  ALLOCATION        ALLOCATION     QUANTITATIVE     ALLOCATION      STRATEGIES       GROWTH     MONEY MARKET     GROWTH
  PORTFOLIO         PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO    PORTFOLIO     PORTFOLIO
--------------    --------------  --------------  --------------  --------------  ------------- ------------  ------------
  01/01/2013        01/01/2013      01/01/2013      01/01/2013      01/01/2013     01/01/2013    01/01/2013    01/01/2013
      TO                TO              TO              TO              TO             TO            TO            TO
  12/31/2013        12/31/2013      12/31/2013      12/31/2013      12/31/2013     12/31/2013    12/31/2013    12/31/2013
--------------    --------------  --------------  --------------  --------------  ------------- ------------  ------------
$            0    $            0  $            0  $            0  $            0  $          0  $          0  $          0
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------

    99,031,672        77,511,909      46,384,766      55,749,541      83,973,577     7,166,270     3,881,312     2,938,361

    99,031,672        77,511,909      46,384,766      55,749,541      83,973,577     7,166,270     3,881,312     2,938,361
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------

   (99,031,672)      (77,511,909)    (46,384,766)    (55,749,541)    (83,973,577)   (7,166,270)   (3,881,312)   (2,938,361)
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------

             0                 0               0               0               0             0             0             0
    70,953,758        63,429,301      24,356,472      46,043,311      40,148,567    19,155,374             0     8,559,959
   896,673,451       334,261,391     365,241,460     475,568,287     729,496,156   137,633,132             0    41,010,364
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------

   967,627,209       397,690,692     389,597,932     521,611,598     769,644,723   156,788,506             0    49,570,323
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------

$  868,595,537    $  320,178,783  $  343,213,166  $  465,862,057  $  685,671,146  $149,622,236  $ (3,881,312) $ 46,631,962
==============    ==============  ==============  ==============  ==============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                            SUBACCOUNTS
                                               ---------------------------------------------------------------------
                                                     AST            AST           AST          NVIT         AST
                                                 PIMCO TOTAL   INTERNATIONAL INTERNATIONAL  DEVELOPING   INVESTMENT
                                                 RETURN BOND       VALUE        GROWTH       MARKETS     GRADE BOND
                                                  PORTFOLIO      PORTFOLIO     PORTFOLIO       FUND      PORTFOLIO
                                               --------------  ------------- ------------- -----------  ------------
ASSETS
  Investment in the portfolios, at fair value. $2,248,671,453   $92,461,154  $206,639,394  $10,904,677  $621,532,307
                                               --------------   -----------  ------------  -----------  ------------
  Net Assets.................................. $2,248,671,453   $92,461,154  $206,639,394  $10,904,677  $621,532,307
                                               ==============   ===========  ============  ===========  ============

NET ASSETS, representing:
  Accumulation units.......................... $2,248,671,453   $92,461,154  $206,639,394  $10,904,677  $621,532,307
                                               --------------   -----------  ------------  -----------  ------------
                                               $2,248,671,453   $92,461,154  $206,639,394  $10,904,677  $621,532,307
                                               ==============   ===========  ============  ===========  ============

  Units outstanding...........................    201,354,458     7,524,472    17,172,146      742,948    48,729,870
                                               ==============   ===========  ============  ===========  ============

  Portfolio shares held.......................    182,967,571     5,038,755    14,634,518    1,747,544    97,266,402
  Portfolio net asset value per share......... $        12.29   $     18.35  $      14.12  $      6.24  $       6.39
  Investment in portfolio shares, at cost..... $2,217,777,553   $75,634,047  $161,080,440  $13,167,318  $617,611,369

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                            SUBACCOUNTS
                                               ---------------------------------------------------------------------
                                                     AST            AST           AST          NVIT         AST
                                                 PIMCO TOTAL   INTERNATIONAL INTERNATIONAL  DEVELOPING   INVESTMENT
                                                 RETURN BOND       VALUE        GROWTH       MARKETS     GRADE BOND
                                                  PORTFOLIO      PORTFOLIO     PORTFOLIO       FUND      PORTFOLIO
                                               --------------  ------------- ------------- -----------  ------------
                                                 01/01/2013     01/01/2013    01/01/2013    01/01/2013   01/01/2013
                                                     TO             TO            TO            TO           TO
                                                 12/31/2013     12/31/2013    12/31/2013    12/31/2013   12/31/2013
                                               --------------  ------------- ------------- -----------  ------------
INVESTMENT INCOME
  Dividend income............................. $            0   $         0  $          0  $   111,980  $          0
                                               --------------   -----------  ------------  -----------  ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................     38,927,585     1,351,139     2,208,975      196,960    20,405,294

NET EXPENSES..................................     38,927,585     1,351,139     2,208,975      196,960    20,405,294
                                               --------------   -----------  ------------  -----------  ------------

NET INVESTMENT INCOME (LOSS)..................    (38,927,585)   (1,351,139)   (2,208,975)     (84,980)  (20,405,294)
                                               --------------   -----------  ------------  -----------  ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........              0             0             0            0             0
  Realized gain (loss) on shares redeemed.....      6,281,303     1,828,020     3,011,448     (700,866)   45,474,885
  Net change in unrealized gain (loss) on
   investments................................    (54,331,412)   12,326,023    29,413,294      518,672   (55,708,223)
                                               --------------   -----------  ------------  -----------  ------------

NET GAIN (LOSS) ON INVESTMENTS................    (48,050,109)   14,154,043    32,424,742     (182,194)  (10,233,338)
                                               --------------   -----------  ------------  -----------  ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $  (86,977,694)  $12,802,904  $ 30,215,767  $  (267,174) $(30,638,632)
                                               ==============   ===========  ============  ===========  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A11

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                                                           AST PARAMETRIC
  AST WESTERN                                 AST GLOBAL      EMERGING      AST GOLDMAN    AST SCHRODERS     AST RCM
ASSET CORE PLUS    AST BOND       AST BOND    REAL ESTATE  MARKETS EQUITY SACHS SMALL-CAP GLOBAL TACTICAL  WORLD TRENDS
BOND PORTFOLIO  PORTFOLIO 2018 PORTFOLIO 2019  PORTFOLIO     PORTFOLIO    VALUE PORTFOLIO    PORTFOLIO      PORTFOLIO
--------------- -------------- -------------- -----------  -------------- --------------- --------------- --------------
 $433,900,626    $103,179,417   $20,191,487   $82,370,919   $237,959,556   $301,627,095   $3,115,314,824  $3,225,998,690
 ------------    ------------   -----------   -----------   ------------   ------------   --------------  --------------
 $433,900,626    $103,179,417   $20,191,487   $82,370,919   $237,959,556   $301,627,095   $3,115,314,824  $3,225,998,690
 ============    ============   ===========   ===========   ============   ============   ==============  ==============

 $433,900,626    $103,179,417   $20,191,487   $82,370,919   $237,959,556   $301,627,095   $3,115,314,824  $3,225,998,690
 ------------    ------------   -----------   -----------   ------------   ------------   --------------  --------------
 $433,900,626    $103,179,417   $20,191,487   $82,370,919   $237,959,556   $301,627,095   $3,115,314,824  $3,225,998,690
 ============    ============   ===========   ===========   ============   ============   ==============  ==============

   38,646,845       8,868,288     1,691,166     6,106,874     22,889,863     17,117,415      229,670,371     262,920,377
 ============    ============   ===========   ===========   ============   ============   ==============  ==============

   41,089,074       8,583,978     2,049,897     8,371,028     26,528,379     17,943,313      222,522,487     280,765,769
 $      10.56    $      12.02   $      9.85   $      9.84   $       8.97   $      16.81   $        14.00  $        11.49
 $435,131,503    $101,215,374   $21,264,179   $74,204,778   $227,191,039   $212,170,538   $2,523,648,724  $2,793,938,114


                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                                                           AST PARAMETRIC
  AST WESTERN                                 AST GLOBAL      EMERGING      AST GOLDMAN    AST SCHRODERS     AST RCM
ASSET CORE PLUS    AST BOND       AST BOND    REAL ESTATE  MARKETS EQUITY SACHS SMALL-CAP GLOBAL TACTICAL  WORLD TRENDS
BOND PORTFOLIO  PORTFOLIO 2018 PORTFOLIO 2019  PORTFOLIO     PORTFOLIO    VALUE PORTFOLIO    PORTFOLIO      PORTFOLIO
--------------- -------------- -------------- -----------  -------------- --------------- --------------- --------------
  01/01/2013      01/01/2013     01/01/2013   01/01/2013     01/01/2013     01/01/2013      01/01/2013      01/01/2013
      TO              TO             TO           TO             TO             TO              TO              TO
  12/31/2013      12/31/2013     12/31/2013   12/31/2013     12/31/2013     12/31/2013      12/31/2013      12/31/2013
--------------- -------------- -------------- -----------  -------------- --------------- --------------- --------------
 $          0    $          0   $         0   $         0   $          0   $          0   $            0  $            0
 ------------    ------------   -----------   -----------   ------------   ------------   --------------  --------------



    7,158,648       3,055,944       532,899     1,401,476      3,873,173      4,041,940       43,827,707      46,536,325

    7,158,648       3,055,944       532,899     1,401,476      3,873,173      4,041,940       43,827,707      46,536,325
 ------------    ------------   -----------   -----------   ------------   ------------   --------------  --------------

   (7,158,648)     (3,055,944)     (532,899)   (1,401,476)    (3,873,173)    (4,041,940)     (43,827,707)    (46,536,325)
 ------------    ------------   -----------   -----------   ------------   ------------   --------------  --------------

            0               0             0             0              0              0                0               0
     (123,284)      3,945,623      (922,958)    2,848,012       (521,022)    10,406,854       22,736,138      19,871,313

   (6,396,206)     (7,897,543)     (120,716)     (469,758)    (1,225,925)    68,757,326      416,617,246     318,894,049
 ------------    ------------   -----------   -----------   ------------   ------------   --------------  --------------

   (6,519,490)     (3,951,920)   (1,043,674)    2,378,254     (1,746,947)    79,164,180      439,353,384     338,765,362
 ------------    ------------   -----------   -----------   ------------   ------------   --------------  --------------


 $(13,678,138)   $ (7,007,864)  $(1,576,573)  $   976,778   $ (5,620,120)  $ 75,122,240   $  395,525,677  $  292,229,037
 ============    ============   ===========   ===========   ============   ============   ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                               SUBACCOUNTS
                                               --------------------------------------------------------------------------
                                               AST J.P. MORGAN   AST GOLDMAN   AST FI PYRAMIS(R) PROFUND VP   PROFUND VP
                                               GLOBAL THEMATIC  SACHS MULTI-   ASSET ALLOCATION   CONSUMER  CONSUMER GOODS
                                                  PORTFOLIO    ASSET PORTFOLIO     PORTFOLIO      SERVICES    PORTFOLIO
                                               --------------- --------------- ----------------- ---------- --------------
ASSETS
  Investment in the portfolios, at fair value. $2,077,440,086  $1,929,095,433   $2,122,569,187    $518,459     $404,042
                                               --------------  --------------   --------------    --------     --------
  Net Assets.................................. $2,077,440,086  $1,929,095,433   $2,122,569,187    $518,459     $404,042
                                               ==============  ==============   ==============    ========     ========

NET ASSETS, representing:
  Accumulation units.......................... $2,077,440,086  $1,929,095,433   $2,122,569,187    $518,459     $404,042
                                               --------------  --------------   --------------    --------     --------
                                               $2,077,440,086  $1,929,095,433   $2,122,569,187    $518,459     $404,042
                                               ==============  ==============   ==============    ========     ========

  Units outstanding...........................    155,830,286     160,349,399      157,736,679      27,168       25,017
                                               ==============  ==============   ==============    ========     ========

  Portfolio shares held.......................    165,269,697     165,872,350      168,591,675       9,080        7,898
  Portfolio net asset value per share......... $        12.57  $        11.63   $        12.59    $  57.10     $  51.16
  Investment in portfolio shares, at cost..... $1,707,503,945  $1,709,416,185   $1,735,228,822    $401,835     $323,180

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                               SUBACCOUNTS
                                               --------------------------------------------------------------------------
                                               AST J.P. MORGAN   AST GOLDMAN   AST FI PYRAMIS(R) PROFUND VP   PROFUND VP
                                               GLOBAL THEMATIC  SACHS MULTI-   ASSET ALLOCATION   CONSUMER  CONSUMER GOODS
                                                  PORTFOLIO    ASSET PORTFOLIO     PORTFOLIO      SERVICES    PORTFOLIO
                                               --------------- --------------- ----------------- ---------- --------------
                                                 01/01/2013      01/01/2013       01/01/2013     01/01/2013   01/01/2013
                                                     TO              TO               TO             TO           TO
                                                 12/31/2013      12/31/2013       12/31/2013     12/31/2013   12/31/2013
                                               --------------- --------------- ----------------- ---------- --------------
INVESTMENT INCOME
  Dividend income............................. $            0  $            0   $            0    $    795     $  2,502
                                               --------------  --------------   --------------    --------     --------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................     29,684,371      29,032,146       28,885,572       4,300        4,050

NET EXPENSES..................................     29,684,371      29,032,146       28,885,572       4,300        4,050
                                               --------------  --------------   --------------    --------     --------

NET INVESTMENT INCOME (LOSS)..................    (29,684,371)    (29,032,146)     (28,885,572)     (3,505)      (1,548)
                                               --------------  --------------   --------------    --------     --------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........              0               0                0         901            0
  Realized gain (loss) on shares redeemed.....     18,941,609      17,424,373       12,009,448      15,030       53,145
  Net change in unrealized gain (loss) on
   investments................................    255,564,038     146,478,565      293,557,493      96,045       42,117
                                               --------------  --------------   --------------    --------     --------

NET GAIN (LOSS) ON INVESTMENTS................    274,505,647     163,902,938      305,566,941     111,976       95,262
                                               --------------  --------------   --------------    --------     --------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $  244,821,276  $  134,870,792   $  276,681,369    $108,471     $ 93,714
                                               ==============  ==============   ==============    ========     ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A13

                                  SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------
                                    PROFUND VP PROFUND VP             PROFUND VP  PROFUND VP
PROFUND VP  PROFUND VP  PROFUND VP   MID-CAP    MID-CAP   PROFUND VP  SMALL-CAP   SMALL-CAP
FINANCIALS  HEALTH CARE INDUSTRIALS   GROWTH     VALUE    REAL ESTATE   GROWTH      VALUE
----------  ----------- ----------- ---------- ---------- ----------- ----------  ----------
 $863,069   $1,795,350   $421,843    $628,203   $759,404   $446,378   $1,183,248   $448,176
 --------   ----------   --------    --------   --------   --------   ----------   --------
 $863,069   $1,795,350   $421,843    $628,203   $759,404   $446,378   $1,183,248   $448,176
 ========   ==========   ========    ========   ========   ========   ==========   ========

 $863,069   $1,795,350   $421,843    $628,203   $759,404   $446,378   $1,183,248   $448,176
 --------   ----------   --------    --------   --------   --------   ----------   --------
 $863,069   $1,795,350   $421,843    $628,203   $759,404   $446,378   $1,183,248   $448,176
 ========   ==========   ========    ========   ========   ========   ==========   ========

   95,105      103,938     29,286      41,666     50,948     43,744       67,635     28,475
 ========   ==========   ========    ========   ========   ========   ==========   ========

   30,846       34,720      7,367      12,557     19,849      8,747       27,505     10,727
 $  27.98   $    51.71   $  57.26    $  50.03   $  38.26   $  51.03   $    43.02   $  41.78
 $660,313   $1,366,089   $295,253    $480,002   $573,346   $412,682   $  974,648   $325,176


                                  SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------
                                    PROFUND VP PROFUND VP             PROFUND VP  PROFUND VP
PROFUND VP  PROFUND VP  PROFUND VP   MID-CAP    MID-CAP   PROFUND VP  SMALL-CAP   SMALL-CAP
FINANCIALS  HEALTH CARE INDUSTRIALS   GROWTH     VALUE    REAL ESTATE   GROWTH      VALUE
----------  ----------- ----------- ---------- ---------- ----------- ----------  ----------
01/01/2013  01/01/2013  01/01/2013  01/01/2013 01/01/2013 01/01/2013  01/01/2013  01/01/2013
    TO          TO          TO          TO         TO         TO          TO          TO
12/31/2013  12/31/2013  12/31/2013  12/31/2013 12/31/2013 12/31/2013  12/31/2013  12/31/2013
----------  ----------- ----------- ---------- ---------- ----------- ----------  ----------
 $  4,125   $    4,513   $  1,930    $      0   $  2,689   $  6,517   $        0   $    992
 --------   ----------   --------    --------   --------   --------   ----------   --------

   13,754       19,316      4,540       7,999      8,334      8,618        7,898      4,783

   13,754       19,316      4,540       7,999      8,334      8,618        7,898      4,783
 --------   ----------   --------    --------   --------   --------   ----------   --------

   (9,629)     (14,803)    (2,610)     (7,999)    (5,645)    (2,101)      (7,898)    (3,791)
 --------   ----------   --------    --------   --------   --------   ----------   --------

        0            0          0           0          0          0       35,356          0
  150,133      218,079     27,513      25,303     98,924     24,618       37,662     50,523
  100,720      254,121     87,024     116,934     96,996    (32,908)     171,210     84,218
 --------   ----------   --------    --------   --------   --------   ----------   --------

  250,853      472,200    114,537     142,237    195,920     (8,290)     244,228    134,741
 --------   ----------   --------    --------   --------   --------   ----------   --------

 $241,224   $  457,397   $111,927    $134,238   $190,275   $(10,391)  $  236,330   $130,950
 ========   ==========   ========    ========   ========   ========   ==========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                          SUBACCOUNTS
                                               -----------------------------------------------------------------
                                                                                                         AST
                                                                                                       JENNISON
                                                                             PROFUND VP  PROFUND VP   LARGE-CAP
                                                   PROFUND VP     PROFUND VP LARGE-CAP   LARGE-CAP      VALUE
                                               TELECOMMUNICATIONS UTILITIES    GROWTH      VALUE      PORTFOLIO
                                               ------------------ ---------- ----------  ----------  -----------
ASSETS
  Investment in the portfolios, at fair value.      $161,079       $559,971  $1,188,375  $1,312,378  $84,817,368
                                                    --------       --------  ----------  ----------  -----------
  Net Assets..................................      $161,079       $559,971  $1,188,375  $1,312,378  $84,817,368
                                                    ========       ========  ==========  ==========  ===========

NET ASSETS, representing:
  Accumulation units..........................      $161,079       $559,971  $1,188,375  $1,312,378  $84,817,368
                                                    --------       --------  ----------  ----------  -----------
                                                    $161,079       $559,971  $1,188,375  $1,312,378  $84,817,368
                                                    ========       ========  ==========  ==========  ===========

  Units outstanding...........................        14,233         49,162      83,825     104,670    5,993,027
                                                    ========       ========  ==========  ==========  ===========

  Portfolio shares held.......................        18,367         15,963      23,416      37,358    5,121,822
  Portfolio net asset value per share.........      $   8.77       $  35.08  $    50.75  $    35.13  $     16.56
  Investment in portfolio shares, at cost.....      $148,584       $498,186  $  850,245  $1,006,325  $63,902,404

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                          SUBACCOUNTS
                                               -----------------------------------------------------------------
                                                                                                         AST
                                                                                                       JENNISON
                                                                             PROFUND VP  PROFUND VP   LARGE-CAP
                                                   PROFUND VP     PROFUND VP LARGE-CAP   LARGE-CAP      VALUE
                                               TELECOMMUNICATIONS UTILITIES    GROWTH      VALUE      PORTFOLIO
                                               ------------------ ---------- ----------  ----------  -----------
                                                   01/01/2013     01/01/2013 01/01/2013  01/01/2013   01/01/2013
                                                       TO             TO         TO          TO           TO
                                                   12/31/2013     12/31/2013 12/31/2013  12/31/2013   12/31/2013
                                               ------------------ ---------- ----------  ----------  -----------
INVESTMENT INCOME
  Dividend income.............................      $  3,827       $ 17,109  $    3,312  $   10,958  $         0
                                                    --------       --------  ----------  ----------  -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................         2,616          8,407      14,493      15,527    1,255,493

NET EXPENSES..................................         2,616          8,407      14,493      15,527    1,255,493
                                                    --------       --------  ----------  ----------  -----------

NET INVESTMENT INCOME (LOSS)..................         1,211          8,702     (11,181)     (4,569)  (1,255,493)
                                                    --------       --------  ----------  ----------  -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........         5,794              0           0           0            0
  Realized gain (loss) on shares redeemed.....        13,104         41,411      24,831      52,887    3,213,462
  Net change in unrealized gain (loss) on
   investments................................        (4,089)        29,987     235,938     209,553   16,406,066
                                                    --------       --------  ----------  ----------  -----------

NET GAIN (LOSS) ON INVESTMENTS................        14,809         71,398     260,769     262,440   19,619,528
                                                    --------       --------  ----------  ----------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................      $ 16,020       $ 80,100  $  249,588  $  257,871  $18,364,035
                                                    ========       ========  ==========  ==========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A15

                                             SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
                                                              WELLS FARGO  WELLS FARGO  WELLS FARGO    WELLS FARGO
AST JENNISON                                                 ADVANTAGE VT  ADVANTAGE VT ADVANTAGE VT  ADVANTAGE VT
 LARGE-CAP                                                   INTERNATIONAL OMEGA GROWTH  SMALL CAP   SMALL CAP VALUE
   GROWTH          AST BOND       AST BOND       AST BOND     EQUITY FUND      FUND     GROWTH FUND       FUND
 PORTFOLIO      PORTFOLIO 2020 PORTFOLIO 2017 PORTFOLIO 2021    CLASS 1      CLASS 1      CLASS 1        CLASS 1
------------    -------------- -------------- -------------- ------------- ------------ ------------ ---------------
$114,261,076     $30,751,032    $98,017,645    $ 81,707,172    $596,605     $1,416,984    $602,307     $1,184,928
------------     -----------    -----------    ------------    --------     ----------    --------     ----------
$114,261,076     $30,751,032    $98,017,645    $ 81,707,172    $596,605     $1,416,984    $602,307     $1,184,928
============     ===========    ===========    ============    ========     ==========    ========     ==========

$114,261,076     $30,751,032    $98,017,645    $ 81,707,172    $596,605     $1,416,984    $602,307     $1,184,928
------------     -----------    -----------    ------------    --------     ----------    --------     ----------
$114,261,076     $30,751,032    $98,017,645    $ 81,707,172    $596,605     $1,416,984    $602,307     $1,184,928
============     ===========    ===========    ============    ========     ==========    ========     ==========

   7,114,061       2,612,664      8,654,724       6,858,333      36,614        472,750      33,271         86,455
============     ===========    ===========    ============    ========     ==========    ========     ==========

   5,966,636       4,983,960      8,236,777       6,280,336     108,870         43,227      53,207        110,534
$      19.15     $      6.17    $     11.90    $      13.01    $   5.48     $    32.78    $  11.32     $    10.72
$ 83,211,525     $31,280,633    $96,103,411    $ 82,338,705    $516,175     $  905,295    $368,946     $  853,392


                                             SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
                                                              WELLS FARGO  WELLS FARGO  WELLS FARGO    WELLS FARGO
AST JENNISON                                                 ADVANTAGE VT  ADVANTAGE VT ADVANTAGE VT  ADVANTAGE VT
 LARGE-CAP                                                   INTERNATIONAL OMEGA GROWTH  SMALL CAP   SMALL CAP VALUE
   GROWTH          AST BOND       AST BOND       AST BOND     EQUITY FUND      FUND     GROWTH FUND       FUND
 PORTFOLIO      PORTFOLIO 2020 PORTFOLIO 2017 PORTFOLIO 2021    CLASS 1      CLASS 1      CLASS 1        CLASS 1
------------    -------------- -------------- -------------- ------------- ------------ ------------ ---------------
 01/01/2013       01/01/2013     01/01/2013     01/01/2013    01/01/2013    01/01/2013   01/01/2013    01/01/2013
     TO               TO             TO             TO            TO            TO           TO            TO
 12/31/2013       12/31/2013     12/31/2013     12/31/2013    12/31/2013    12/31/2013   12/31/2013    12/31/2013
------------    -------------- -------------- -------------- ------------- ------------ ------------ ---------------
$          0     $         0    $         0    $          0    $ 14,176     $    4,717    $      0     $   12,383
------------     -----------    -----------    ------------    --------     ----------    --------     ----------



   1,579,698         366,945      2,925,127       3,004,419      10,140         20,263       9,575         21,446

   1,579,698         366,945      2,925,127       3,004,419      10,140         20,263       9,575         21,446
------------     -----------    -----------    ------------    --------     ----------    --------     ----------

  (1,579,698)       (366,945)    (2,925,127)     (3,004,419)      4,036        (15,546)     (9,575)        (9,063)
------------     -----------    -----------    ------------    --------     ----------    --------     ----------

           0               0              0               0      29,408         97,279      28,660              0
   3,962,247        (384,439)     3,497,445       5,859,599      11,757         49,467      41,053         85,453

  26,382,795        (379,617)    (5,775,085)    (13,894,899)     54,187        260,420     156,675         84,685
------------     -----------    -----------    ------------    --------     ----------    --------     ----------

  30,345,042        (764,056)    (2,277,640)     (8,035,300)     95,352        407,166     226,388        170,138
------------     -----------    -----------    ------------    --------     ----------    --------     ----------

$ 28,765,344     $(1,131,001)   $(5,202,767)   $(11,039,719)   $ 99,388     $  391,620    $216,813     $  161,075
============     ===========    ===========    ============    ========     ==========    ========     ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A16

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------

                                                                                                  WELLS FARGO
                                                              AST QUANTITATIVE   AST BLACKROCK    ADVANTAGE VT  AST PRUDENTIAL
                                                  AST BOND        MODELING     GLOBAL STRATEGIES  OPPORTUNITY     CORE BOND
                                               PORTFOLIO 2022    PORTFOLIO         PORTFOLIO     FUND - CLASS 1   PORTFOLIO
                                               -------------- ---------------- ----------------- -------------- --------------
ASSETS
  Investment in the portfolios, at fair value.  $ 64,898,510    $358,116,971    $1,757,752,503     $1,674,483    $151,662,516
                                                ------------    ------------    --------------     ----------    ------------
  Net Assets..................................  $ 64,898,510    $358,116,971    $1,757,752,503     $1,674,483    $151,662,516
                                                ============    ============    ==============     ==========    ============

NET ASSETS, representing:
  Accumulation units..........................  $ 64,898,510    $358,116,971    $1,757,752,503     $1,674,483    $151,662,516
                                                ------------    ------------    --------------     ----------    ------------
                                                $ 64,898,510    $358,116,971    $1,757,752,503     $1,674,483    $151,662,516
                                                ============    ============    ==============     ==========    ============

  Units outstanding...........................     5,949,622      30,084,374       159,964,208        106,769      14,766,580
                                                ============    ============    ==============     ==========    ============

  Portfolio shares held.......................     5,561,141      28,741,330       153,515,502         64,132      14,361,981
  Portfolio net asset value per share.........  $      11.67    $      12.46    $        11.45     $    26.11    $      10.56
  Investment in portfolio shares, at cost.....  $ 68,313,167    $291,176,059    $1,534,650,657     $1,093,697    $152,699,914

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------

                                                                                                  WELLS FARGO
                                                              AST QUANTITATIVE   AST BLACKROCK    ADVANTAGE VT  AST PRUDENTIAL
                                                  AST BOND        MODELING     GLOBAL STRATEGIES  OPPORTUNITY     CORE BOND
                                               PORTFOLIO 2022    PORTFOLIO         PORTFOLIO     FUND - CLASS 1   PORTFOLIO
                                               -------------- ---------------- ----------------- -------------- --------------
                                                 01/01/2013      01/01/2013       01/01/2013       01/01/2013     01/01/2013
                                                     TO              TO               TO               TO             TO
                                                 12/31/2013      12/31/2013       12/31/2013       12/31/2013     12/31/2013
                                               -------------- ---------------- ----------------- -------------- --------------
INVESTMENT INCOME
  Dividend income.............................  $          0    $          0    $            0     $    7,397    $          0
                                                ------------    ------------    --------------     ----------    ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................     2,173,071       4,476,124        26,630,610         28,531       1,926,260

NET EXPENSES..................................     2,173,071       4,476,124        26,630,610         28,531       1,926,260
                                                ------------    ------------    --------------     ----------    ------------

NET INVESTMENT INCOME (LOSS)..................    (2,173,071)     (4,476,124)      (26,630,610)       (21,134)     (1,926,260)
                                                ------------    ------------    --------------     ----------    ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........             0               0                 0              0               0
  Realized gain (loss) on shares redeemed.....     1,702,554       1,213,091        10,847,253         82,825         261,046
  Net change in unrealized gain (loss) on
   investments................................   (10,867,728)     53,364,593       153,604,948        349,719      (3,882,280)
                                                ------------    ------------    --------------     ----------    ------------

NET GAIN (LOSS) ON INVESTMENTS................    (9,165,174)     54,577,684       164,452,201        432,544      (3,621,234)
                                                ------------    ------------    --------------     ----------    ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................  $(11,338,245)   $ 50,101,560    $  137,821,591     $  411,410    $ (5,547,494)
                                                ============    ============    ==============     ==========    ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A17

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                               AST FRANKLIN
                                TEMPLETON         AST NEW      AST WESTERN     AST MFS                       AST AQR
AST NEUBERGER                 FOUNDING FUNDS  DISCOVERY ASSET ASSET EMERGING  LARGE-CAP                  EMERGING MARKETS
 BERMAN CORE      AST BOND      ALLOCATION      ALLOCATION     MARKETS DEBT     VALUE        AST BOND         EQUITY
BOND PORTFOLIO PORTFOLIO 2023   PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO 2024    PORTFOLIO
-------------- -------------- --------------  --------------- -------------- -----------  -------------- ----------------
 $38,272,267    $199,986,371  $3,294,489,549   $383,555,152     $1,403,999   $15,935,520   $63,243,893      $1,183,784
 -----------    ------------  --------------   ------------     ----------   -----------   -----------      ----------
 $38,272,267    $199,986,371  $3,294,489,549   $383,555,152     $1,403,999   $15,935,520   $63,243,893      $1,183,784
 ===========    ============  ==============   ============     ==========   ===========   ===========      ==========

 $38,272,267    $199,986,371  $3,294,489,549   $383,555,152     $1,403,999   $15,935,520   $63,243,893      $1,183,784
 -----------    ------------  --------------   ------------     ----------   -----------   -----------      ----------
 $38,272,267    $199,986,371  $3,294,489,549   $383,555,152     $1,403,999   $15,935,520   $63,243,893      $1,183,784
 ===========    ============  ==============   ============     ==========   ===========   ===========      ==========

   3,858,589      21,962,329     250,382,552     31,972,895        149,931     1,182,619     7,249,026         116,897
 ===========    ============  ==============   ============     ==========   ===========   ===========      ==========

   3,719,365      21,029,061     243,495,163     31,285,086        146,250     1,154,748     7,098,080         115,604
 $     10.29    $       9.51  $        13.53   $      12.26     $     9.60   $     13.80   $      8.91      $    10.24
 $38,588,386    $205,992,791  $2,633,462,488   $332,408,418     $1,463,638   $14,051,580   $65,152,479      $1,160,482


                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                               AST FRANKLIN
                                TEMPLETON         AST NEW      AST WESTERN     AST MFS                       AST AQR
AST NEUBERGER                 FOUNDING FUNDS  DISCOVERY ASSET ASSET EMERGING  LARGE-CAP                  EMERGING MARKETS
 BERMAN CORE      AST BOND      ALLOCATION      ALLOCATION     MARKETS DEBT     VALUE        AST BOND         EQUITY
BOND PORTFOLIO PORTFOLIO 2023   PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO 2024    PORTFOLIO
-------------- -------------- --------------  --------------- -------------- -----------  -------------- ----------------
  01/01/2013     01/01/2013     01/01/2013      01/01/2013      01/01/2013    01/01/2013   01/02/2013*     02/25/2013*
      TO             TO             TO              TO              TO            TO            TO              TO
  12/31/2013     12/31/2013     12/31/2013      12/31/2013      12/31/2013    12/31/2013    12/31/2013      12/31/2013
-------------- -------------- --------------  --------------- -------------- -----------  -------------- ----------------
 $         0    $          0  $            0   $          0     $        0   $         0   $         0      $        0
 -----------    ------------  --------------   ------------     ----------   -----------   -----------      ----------

     649,415       2,950,258      49,114,991      4,481,318         16,548       120,298       798,583           4,605

     649,415       2,950,258      49,114,991      4,481,318         16,548       120,298       798,583           4,605
 -----------    ------------  --------------   ------------     ----------   -----------   -----------      ----------

    (649,415)     (2,950,258)    (49,114,991)    (4,481,318)       (16,548)     (120,298)     (798,583)         (4,605)
 -----------    ------------  --------------   ------------     ----------   -----------   -----------      ----------

           0               0               0              0              0             0             0               0
     (22,660)     (5,518,193)     29,019,151      3,247,233        (50,609)      179,277    (1,642,041)         (1,248)

  (1,082,156)     (6,190,709)    616,326,369     44,858,695        (66,215)    1,869,803    (1,908,586)         23,302
 -----------    ------------  --------------   ------------     ----------   -----------   -----------      ----------

  (1,104,816)    (11,708,902)    645,345,520     48,105,928       (116,824)    2,049,080    (3,550,627)         22,054
 -----------    ------------  --------------   ------------     ----------   -----------   -----------      ----------

 $(1,754,231)   $(14,659,160) $  596,230,529   $ 43,624,610     $ (133,372)  $ 1,928,782   $(4,349,210)     $   17,449
 ===========    ============  ==============   ============     ==========   ===========   ===========      ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A18

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                      SUBACCOUNTS
                                               --------------------------------------------------------
                                                     AST            AST           AST           AST
                                                 CLEARBRIDGE    QMA EMERGING  MULTI-SECTOR   BLACKROCK
                                               DIVIDEND GROWTH MARKETS EQUITY FIXED INCOME  ISHARES ETF
                                                  PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
                                               --------------- -------------- ------------  -----------
ASSETS
  Investment in the portfolios, at fair value.   $17,800,424      $466,762    $695,653,918  $86,639,115
                                                 -----------      --------    ------------  -----------
  Net Assets..................................   $17,800,424      $466,762    $695,653,918  $86,639,115
                                                 ===========      ========    ============  ===========

NET ASSETS, representing:
  Accumulation units..........................   $17,800,424      $466,762    $695,653,918  $86,639,115
                                                 -----------      --------    ------------  -----------
                                                 $17,800,424      $466,762    $695,653,918  $86,639,115
                                                 ===========      ========    ============  ===========

  Units outstanding...........................     1,526,307        48,486      73,129,351    8,247,457
                                                 ===========      ========    ============  ===========

  Portfolio shares held.......................     1,504,685        47,922      71,939,392    8,158,109
  Portfolio net asset value per share.........   $     11.83      $   9.74    $       9.67  $     10.62
  Investment in portfolio shares, at cost.....   $16,641,989      $460,192    $691,771,540  $82,814,057

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                      SUBACCOUNTS
                                               --------------------------------------------------------
                                                     AST            AST           AST           AST
                                                 CLEARBRIDGE    QMA EMERGING  MULTI-SECTOR   BLACKROCK
                                               DIVIDEND GROWTH MARKETS EQUITY FIXED INCOME  ISHARES ETF
                                                  PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
                                               --------------- -------------- ------------  -----------
                                                 02/25/2013*    02/25/2013*   02/25/2013*   04/29/2013*
                                                     TO              TO            TO           TO
                                                 12/31/2013      12/31/2013    12/31/2013   12/31/2013
                                               --------------- -------------- ------------  -----------
INVESTMENT INCOME
  Dividend income.............................   $         0      $      0    $          0  $         0
                                                 -----------      --------    ------------  -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................        96,396         2,023       3,378,731      475,341

NET EXPENSES..................................        96,396         2,023       3,378,731      475,341
                                                 -----------      --------    ------------  -----------

NET INVESTMENT INCOME (LOSS)..................       (96,396)       (2,023)     (3,378,731)    (475,341)
                                                 -----------      --------    ------------  -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........             0             0               0            0
  Realized gain (loss) on shares redeemed.....        54,692        (1,053)        (31,378)      51,320
  Net change in unrealized gain (loss) on
   investments................................     1,158,435         6,570       3,882,378    3,825,057
                                                 -----------      --------    ------------  -----------

NET GAIN (LOSS) ON INVESTMENTS................     1,213,127         5,517       3,851,000    3,876,377
                                                 -----------      --------    ------------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $ 1,116,731      $  3,494    $    472,269  $ 3,401,036
                                                 ===========      ========    ============  ===========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A19

                            SUBACCOUNTS (CONTINUED)
           ---------------------------------------------------------
                  AST               AST           AST         AST
           FRANKLIN TEMPLETON DEFENSIVE ASSET     AQR         QMA
             FOUNDING FUNDS     ALLOCATION     LARGE-CAP   LARGE-CAP
             PLUS PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO
           ------------------ --------------- ----------- -----------
              $349,717,516      $80,066,451    $765,666    $135,655
              ------------      -----------    --------    --------
              $349,717,516      $80,066,451    $765,666    $135,655
              ============      ===========    ========    ========

              $349,717,516      $80,066,451    $765,666    $135,655
              ------------      -----------    --------    --------
              $349,717,516      $80,066,451    $765,666    $135,655
              ============      ===========    ========    ========

                32,310,421        8,260,335      65,727      11,602
              ============      ===========    ========    ========

                31,966,866        8,170,046      65,052      11,486
              $      10.94      $      9.80    $  11.77    $  11.81
              $330,297,288      $78,805,110    $716,186    $127,392


                            SUBACCOUNTS (CONTINUED)
           ---------------------------------------------------------
                  AST               AST           AST         AST
           FRANKLIN TEMPLETON DEFENSIVE ASSET     AQR         QMA
             FOUNDING FUNDS     ALLOCATION     LARGE-CAP   LARGE-CAP
             PLUS PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO
           ------------------ --------------- ----------- -----------
              04/29/2013*       04/29/2013*   04/29/2013* 04/29/2013*
                   TO               TO            TO          TO
               12/31/2013       12/31/2013    12/31/2013  12/31/2013
           ------------------ --------------- ----------- -----------
              $          0      $         0    $      0    $      0
              ------------      -----------    --------    --------



                 1,755,379          459,862       3,614         410

                 1,755,379          459,862       3,614         410
              ------------      -----------    --------    --------

                (1,755,379)        (459,862)     (3,614)       (410)
              ------------      -----------    --------    --------

                         0                0           0           0
                   119,709          121,572      10,275         131

                19,420,228        1,261,341      49,479       8,263
              ------------      -----------    --------    --------

                19,539,937        1,382,913      59,754       8,394
              ------------      -----------    --------    --------

              $ 17,784,558      $   923,051    $ 56,140    $  7,984
              ============      ===========    ========    ========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A20

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                    SUBACCOUNTS
                                ----------------------------------------------------------------------------------
                                  PRUDENTIAL MONEY MARKET   PRUDENTIAL DIVERSIFIED BOND      PRUDENTIAL EQUITY
                                         PORTFOLIO                   PORTFOLIO                   PORTFOLIO
                                --------------------------  --------------------------  --------------------------
                                 01/01/2013    01/01/2012    01/01/2013    01/01/2012    01/01/2013    01/01/2012
                                     TO            TO            TO            TO            TO            TO
                                 12/31/2013    12/31/2012    12/31/2013    12/31/2012    12/31/2013    12/31/2012
                                ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $ (2,376,958) $ (2,762,929) $  5,381,497  $  6,955,203  $ (2,880,909) $ (1,635,441)
  Capital gains distributions
   received....................            0             0     6,013,507    10,125,578             0             0
  Realized gain (loss) on
   shares redeemed.............            0             0       888,726     1,751,422     4,260,364      (450,871)
  Net change in unrealized
   gain (loss) on
   investments.................            0             0   (16,832,553)    1,506,248    53,383,902    24,037,300
                                ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................   (2,376,958)   (2,762,929)   (4,548,823)   20,338,451    54,763,357    21,950,988
                                ------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    1,793,401     2,041,766       790,150       765,574       932,130       672,100
  Annuity Payments.............   (1,741,326)   (1,291,176)   (2,192,738)   (1,262,016)     (830,733)     (494,792)
  Surrenders, withdrawals
   and death benefits..........  (36,447,614)  (43,665,352)  (23,753,121)  (23,423,231)  (21,703,775)  (22,131,787)
  Net transfers between
   other subaccounts or
   fixed rate option...........   12,374,173    15,665,164    (5,337,284)    2,594,883    (3,796,469)   (3,201,071)
  Other charges................     (214,921)     (244,169)      (73,966)      (79,436)     (191,592)     (210,685)
                                ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (24,236,287)  (27,493,767)  (30,566,959)  (21,404,226)  (25,590,439)  (25,366,235)
                                ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (26,613,245)  (30,256,696)  (35,115,782)   (1,065,775)   29,172,918    (3,415,247)

NET ASSETS
  Beginning of period..........  177,543,306   207,800,002   229,314,392   230,380,167   184,957,576   188,372,823
                                ------------  ------------  ------------  ------------  ------------  ------------
  End of period................ $150,930,061  $177,543,306  $194,198,610  $229,314,392  $214,130,494  $184,957,576
                                ============  ============  ============  ============  ============  ============

  Beginning units..............  149,308,419   171,806,696    93,666,356   102,709,902    90,862,124   103,849,001
                                ------------  ------------  ------------  ------------  ------------  ------------
  Units issued.................   45,284,597    44,658,576     5,597,971     4,963,162     2,064,252     2,382,008
  Units redeemed...............  (66,610,165)  (67,156,853)  (18,257,398)  (14,006,708)  (13,001,305)  (15,368,885)
                                ------------  ------------  ------------  ------------  ------------  ------------
  Ending units.................  127,982,851   149,308,419    81,006,929    93,666,356    79,925,071    90,862,124
                                ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A21

                                          SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
PRUDENTIAL FLEXIBLE MANAGED    PRUDENTIAL CONSERVATIVE       PRUDENTIAL VALUE       PRUDENTIAL HIGH YIELD BOND
        PORTFOLIO                BALANCED PORTFOLIO              PORTFOLIO                   PORTFOLIO
--------------------------    ------------------------  --------------------------  --------------------------
 01/01/2013     01/01/2012     01/01/2013   01/01/2012   01/01/2013    01/01/2012    01/01/2013    01/01/2012
     TO             TO             TO           TO           TO            TO            TO            TO
 12/31/2013     12/31/2012     12/31/2013   12/31/2012   12/31/2013    12/31/2012    12/31/2013    12/31/2012
-----------    -----------    -----------  -----------  ------------  ------------  ------------  ------------
$  (192,424)   $    72,846    $  (275,704) $   140,790  $ (4,585,437) $ (1,541,613) $ 10,045,945  $ 11,872,548

          0              0              0            0             0             0             0             0

    284,777         21,651        705,139      323,377     6,006,421    (4,043,300)      317,096         1,052

  2,251,002      1,448,626      2,261,008    1,415,793    79,525,938    40,060,312     1,111,064    14,429,761
-----------    -----------    -----------  -----------  ------------  ------------  ------------  ------------

  2,343,355      1,543,123      2,690,443    1,879,960    80,946,922    34,475,399    11,474,105    26,303,361
-----------    -----------    -----------  -----------  ------------  ------------  ------------  ------------

     91,754         26,229         84,148       35,297     1,674,116     1,009,063       729,034       689,985
   (177,995)       (52,595)      (216,442)     (60,218)   (1,055,903)   (1,126,016)     (698,237)     (976,907)

 (1,892,627)    (1,289,182)    (2,913,919)  (2,392,411)  (33,748,891)  (32,813,037)  (26,835,282)  (27,089,263)

    428,306       (299,371)       393,363      (92,652)   (7,917,441)   (7,203,784)    1,114,721    (2,110,172)
          0           (136)             0         (138)     (457,771)     (475,238)     (287,507)     (333,500)
-----------    -----------    -----------  -----------  ------------  ------------  ------------  ------------

 (1,550,562)    (1,615,055)    (2,652,850)  (2,510,122)  (41,505,890)  (40,609,012)  (25,977,271)  (29,819,857)
-----------    -----------    -----------  -----------  ------------  ------------  ------------  ------------

    792,793        (71,932)        37,593     (630,162)   39,441,032    (6,133,613)  (14,503,166)   (3,516,496)

 13,486,934     13,558,866     19,598,026   20,228,188   276,926,980   283,060,593   215,814,395   219,330,891
-----------    -----------    -----------  -----------  ------------  ------------  ------------  ------------
$14,279,727    $13,486,934    $19,635,619  $19,598,026  $316,368,012  $276,926,980  $201,311,229  $215,814,395
===========    ===========    ===========  ===========  ============  ============  ============  ============

  6,313,280      7,096,022      9,348,598   10,584,191   133,539,907   154,554,980    53,646,031    59,815,434
-----------    -----------    -----------  -----------  ------------  ------------  ------------  ------------
    343,765         98,925        410,318       86,362     3,308,104     3,910,043     3,032,114     3,528,656
 (1,015,448)      (881,667)    (1,581,837)  (1,321,955)  (20,822,349)  (24,925,116)   (9,205,577)   (9,698,059)
-----------    -----------    -----------  -----------  ------------  ------------  ------------  ------------
  5,641,597      6,313,280      8,177,079    9,348,598   116,025,662   133,539,907    47,472,568    53,646,031
===========    ===========    ===========  ===========  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A22

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                 SUBACCOUNTS
                                ----------------------------------------------------------------------------------
                                 PRUDENTIAL NATURAL RESOURCES   PRUDENTIAL STOCK INDEX        PRUDENTIAL GLOBAL
                                       PORTFOLIO                       PORTFOLIO                  PORTFOLIO
                                ----------------------------  --------------------------  ------------------------
                                01/01/2013      01/01/2012     01/01/2013    01/01/2012    01/01/2013   01/01/2012
                                    TO              TO             TO            TO            TO           TO
                                12/31/2013      12/31/2012     12/31/2013    12/31/2012    12/31/2013   12/31/2012
                                ----------      -----------   ------------  ------------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $ (110,093)    $   (83,954)   $ (4,451,754) $    611,058  $  (938,349) $    75,233
  Capital gains distributions
   received....................          0         722,713               0       856,145            0            0
  Realized gain (loss) on
   shares redeemed.............     29,161          96,612      11,316,689     3,585,959    1,201,406     (305,871)
  Net change in unrealized
   gain (loss) on
   investments.................    738,728      (1,055,659)     71,205,071    32,077,092   14,066,398    9,095,692
                                 ----------     -----------   ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................    657,796        (320,288)     78,070,006    37,130,254   14,329,455    8,865,054
                                 ----------     -----------   ------------  ------------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................      9,037           6,449       1,452,457       742,400      384,803      238,839
  Annuity Payments.............       (121)              0      (1,127,568)     (962,327)    (137,794)    (620,738)
  Surrenders, withdrawals
   and death benefits..........   (703,833)     (1,195,795)    (33,388,568)  (29,442,098)  (6,403,990)  (6,595,180)
  Net transfers between
   other subaccounts or
   fixed rate option...........   (187,949)       (420,850)     (4,257,028)   (7,134,414)    (454,451)  (1,249,033)
  Other charges................          0               0        (416,022)     (444,171)     (83,842)     (89,468)
                                 ----------     -----------   ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   (882,866)     (1,610,196)    (37,736,729)  (37,240,610)  (6,695,274)  (8,315,580)
                                 ----------     -----------   ------------  ------------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   (225,070)     (1,930,484)     40,333,277      (110,356)   7,634,181      549,474

NET ASSETS
  Beginning of period..........  8,074,578      10,005,062     276,210,154   276,320,510   59,621,816   59,072,342
                                 ----------     -----------   ------------  ------------  -----------  -----------
  End of period................ $7,849,508     $ 8,074,578    $316,543,431  $276,210,154  $67,255,997  $59,621,816
                                 ==========     ===========   ============  ============  ===========  ===========

  Beginning units..............  1,128,485       1,344,833     148,556,457   169,900,405   34,277,423   39,339,355
                                 ----------     -----------   ------------  ------------  -----------  -----------
  Units issued.................     36,020          52,257       5,997,803     4,146,405    1,420,601    1,380,884
  Units redeemed...............   (155,319)       (268,605)    (23,690,091)  (25,490,353)  (4,823,723)  (6,442,816)
                                 ----------     -----------   ------------  ------------  -----------  -----------
  Ending units.................  1,009,186       1,128,485     130,864,169   148,556,457   30,874,301   34,277,423
                                 ==========     ===========   ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A23

                                         SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
    PRUDENTIAL JENNISON       PRUDENTIAL SMALL CAPITALIZATION T. ROWE PRICE INTERNATIONAL T. ROWE PRICE EQUITY INCOME
         PORTFOLIO                 STOCK PORTFOLIO                 STOCK PORTFOLIO                PORTFOLIO
--------------------------    ------------------------------  --------------------------  --------------------------
 01/01/2013    01/01/2012      01/01/2013      01/01/2012      01/01/2013    01/01/2012    01/01/2013    01/01/2012
     TO            TO              TO              TO              TO            TO            TO            TO
 12/31/2013    12/31/2012      12/31/2013      12/31/2012      12/31/2013    12/31/2012    12/31/2013    12/31/2012
------------  ------------     -----------     -----------    -----------   -----------   -----------   -----------
$ (4,155,356) $ (3,626,357)   $  (842,357)    $  (426,023)    $  (116,677)  $   (37,128)  $   107,551   $   497,392
           0             0              0       2,745,086               0             0             0             0
  12,469,452     7,556,683      2,231,806         799,734         324,802         6,086     1,965,147       767,223
  79,606,087    33,680,382     18,446,122       4,159,755       2,345,874     3,323,946    16,029,353     8,390,902
------------  ------------     -----------     -----------    -----------   -----------   -----------   -----------

  87,920,183    37,610,708     19,835,571       7,278,552       2,553,999     3,292,904    18,102,051     9,655,517
------------  ------------     -----------     -----------    -----------   -----------   -----------   -----------

   1,108,901       923,634        219,177         174,245          53,237        52,784       233,499       158,323
    (850,157)     (510,673)       (82,503)       (136,539)       (131,088)      (94,026)     (385,577)     (644,282)
 (28,486,834)  (29,292,040)    (6,212,793)     (5,218,916)     (1,942,515)   (1,931,089)   (5,922,199)   (6,988,633)
  (7,097,283)   (7,324,523)       199,926      (1,611,541)        315,178      (443,774)      303,991       293,941
    (300,537)     (334,231)       (15,878)        (17,468)         (7,190)       (7,269)      (23,190)      (26,784)
------------  ------------     -----------     -----------    -----------   -----------   -----------   -----------

 (35,625,910)  (36,537,833)    (5,892,071)     (6,810,219)     (1,712,378)   (2,423,374)   (5,793,476)   (7,207,435)
------------  ------------     -----------     -----------    -----------   -----------   -----------   -----------

  52,294,273     1,072,875     13,943,500         468,333         841,621       869,530    12,308,575     2,448,082

 264,877,751   263,804,876     53,498,901      53,030,568      21,529,410    20,659,880    67,181,900    64,733,818
------------  ------------     -----------     -----------    -----------   -----------   -----------   -----------
$317,172,024  $264,877,751    $67,442,401     $53,498,901     $22,371,031   $21,529,410   $79,490,475   $67,181,900
============  ============     ===========     ===========    ===========   ===========   ===========   ===========

 136,588,442   156,398,185     16,924,329      19,186,425      14,598,599    16,365,412    28,066,857    31,233,374
------------  ------------     -----------     -----------    -----------   -----------   -----------   -----------
   3,814,990     4,260,537      1,062,623         594,842       1,083,433       749,073     1,582,316     1,450,299
 (19,834,202)  (24,070,280)    (2,630,564)     (2,856,938)     (2,200,749)   (2,515,886)   (3,699,161)   (4,616,816)
------------  ------------     -----------     -----------    -----------   -----------   -----------   -----------
 120,569,230   136,588,442     15,356,388      16,924,329      13,481,283    14,598,599    25,950,012    28,066,857
============  ============     ===========     ===========    ===========   ===========   ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A24

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                   SUBACCOUNTS
                                --------------------------------------------------------------------------------
                                                                JANUS ASPEN JANUS        JANUS ASPEN OVERSEAS
                                 INVESCO V.I. CORE EQUITY   PORTFOLIO - INSTITUTIONAL  PORTFOLIO - INSTITUTIONAL
                                           FUND                      SHARES                     SHARES
                                --------------------------  ------------------------  --------------------------
                                 01/01/2013    01/01/2012    01/01/2013   01/01/2012   01/01/2013    01/01/2012
                                     TO            TO            TO           TO           TO            TO
                                 12/31/2013    12/31/2012    12/31/2013   12/31/2012   12/31/2013    12/31/2012
                                ------------  ------------  -----------  -----------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $    (14,643) $   (388,614) $  (360,673) $  (477,879) $  1,618,081  $   (685,385)
  Capital gains distributions
   received....................            0             0            0      952,992             0    10,208,322
  Realized gain (loss) on
   shares redeemed.............    3,530,675     2,083,135    1,050,226     (125,204)    2,422,841     2,554,356
  Net change in unrealized
   gain (loss) on
   investments.................   18,753,602     8,487,449   14,195,837    8,371,136     7,412,332      (984,268)
                                ------------  ------------  -----------  -----------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................   22,269,634    10,181,970   14,885,390    8,721,045    11,453,254    11,093,025
                                ------------  ------------  -----------  -----------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................      135,341       205,417      227,389      112,347       530,726       107,990
  Annuity Payments.............     (417,804)     (848,154)    (184,438)    (211,997)     (414,520)     (465,716)
  Surrenders, withdrawals
   and death benefits..........   (8,651,618)   (8,356,993)  (5,469,357)  (4,580,337)   (8,188,754)   (8,877,824)
  Net transfers between
   other subaccounts or
   fixed rate option...........   (1,298,321)   (2,453,515)  (1,542,262)  (1,154,384)   (3,104,228)   (2,802,381)
  Other charges................      (37,396)      (43,083)     (27,367)     (31,455)      (34,179)      (41,612)
                                ------------  ------------  -----------  -----------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (10,269,798)  (11,496,328)  (6,996,035)  (5,865,826)  (11,210,955)  (12,079,543)
                                ------------  ------------  -----------  -----------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   11,999,836    (1,314,358)   7,889,355    2,855,219       242,299      (986,518)

NET ASSETS
  Beginning of period..........   85,179,978    86,494,336   55,619,843   52,764,624    95,789,817    96,776,335
                                ------------  ------------  -----------  -----------  ------------  ------------
  End of period................ $ 97,179,814  $ 85,179,978  $63,509,198  $55,619,843  $ 96,032,116  $ 95,789,817
                                ============  ============  ===========  ===========  ============  ============

  Beginning units..............   43,197,523    49,252,234   31,862,550   35,341,455    28,534,247    32,274,129
                                ------------  ------------  -----------  -----------  ------------  ------------
  Units issued.................      821,168       614,775      494,754      835,941       847,811     1,544,531
  Units redeemed...............   (5,341,975)   (6,669,486)  (4,047,225)  (4,314,846)   (4,051,258)   (5,284,413)
                                ------------  ------------  -----------  -----------  ------------  ------------
  Ending units.................   38,676,716    43,197,523   28,310,079   31,862,550    25,330,800    28,534,247
                                ============  ============  ===========  ===========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A25

                                        SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------
                                                                                  FTVIP FRANKLIN SMALL-MID CAP
MFS(R) RESEARCH SERIES -       MFS(R) GROWTH SERIES -                                 GROWTH SECURITIES
      INITIAL CLASS                 INITIAL CLASS             VP VALUE FUND            FUND - CLASS 2
------------------------      ------------------------  ------------------------  ---------------------------
 01/01/2013     01/01/2012     01/01/2013   01/01/2012   01/01/2013   01/01/2012   01/01/2013     01/01/2012
     TO             TO             TO           TO           TO           TO           TO             TO
 12/31/2013     12/31/2012     12/31/2013   12/31/2012   12/31/2013   12/31/2012   12/31/2013     12/31/2012
-----------    -----------    -----------  -----------  -----------  -----------   -----------   -----------
$  (213,047)   $  (106,012)   $  (668,327) $  (741,216) $    70,043  $   126,728  $  (384,966)   $  (365,809)
     49,421              0        426,007            0            0            0    1,773,937      1,860,334
    762,844        528,217      2,131,378    1,200,185      565,316     (194,655)     440,543        (34,897)
  4,680,625      2,135,192     15,474,041    7,264,166    6,520,687    3,099,988    6,680,735        903,010
-----------    -----------    -----------  -----------  -----------  -----------   -----------   -----------

  5,279,843      2,557,397     17,363,099    7,723,135    7,156,046    3,032,061    8,510,249      2,362,638
-----------    -----------    -----------  -----------  -----------  -----------   -----------   -----------

     98,274         55,055        269,211      147,991       72,918       53,967       50,200         29,542
    (86,734)      (122,162)      (216,130)    (160,001)     (59,358)     (22,022)    (131,235)       (36,293)
 (1,461,249)    (1,934,430)    (4,881,050)  (4,622,031)  (2,419,308)  (2,412,062)  (2,681,040)    (2,271,681)
    236,546        165,341       (241,212)  (1,450,121)   1,575,688     (838,635)    (499,298)      (725,055)
     (7,004)        (8,721)       (24,611)     (28,134)      (7,921)      (8,915)     (10,870)       (11,714)
-----------    -----------    -----------  -----------  -----------  -----------   -----------   -----------

 (1,220,167)    (1,844,917)    (5,093,792)  (6,112,296)    (837,981)  (3,227,667)  (3,272,243)    (3,015,201)
-----------    -----------    -----------  -----------  -----------  -----------   -----------   -----------

  4,059,676        712,480     12,269,307    1,610,839    6,318,065     (195,606)   5,238,006       (652,563)

 17,640,076     16,927,596     52,205,539   50,594,700   24,485,286   24,680,892   25,078,915     25,731,478
-----------    -----------    -----------  -----------  -----------  -----------   -----------   -----------
$21,699,752    $17,640,076    $64,474,846  $52,205,539  $30,803,351  $24,485,286   30,316,921    $25,078,915
===========    ===========    ===========  ===========  ===========  ===========   ===========   ===========

  9,422,324     10,468,369     27,447,081   30,886,054   10,985,367   12,508,696   13,253,331     14,859,811
-----------    -----------    -----------  -----------  -----------  -----------   -----------   -----------
    803,697        722,311      1,178,387      870,028    1,371,823      325,335      651,842        439,834
 (1,342,585)    (1,768,356)    (3,507,876)  (4,309,001)  (1,720,779)  (1,848,664)  (2,174,443)    (2,046,314)
-----------    -----------    -----------  -----------  -----------  -----------   -----------   -----------
  8,883,436      9,422,324     25,117,592   27,447,081   10,636,411   10,985,367   11,730,730     13,253,331
===========    ===========    ===========  ===========  ===========  ===========   ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A26

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                 SUBACCOUNTS
                                ----------------------------------------------------------------------------
                                                                                        ALLIANCEBERNSTEIN
                                PRUDENTIAL JENNISON 20/20                               LARGE CAP GROWTH
                                     FOCUS PORTFOLIO        DAVIS VALUE PORTFOLIO       PORTFOLIO CLASS B
                                ------------------------  ------------------------  ------------------------
                                 01/01/2013   01/01/2012   01/01/2013   01/01/2012   01/01/2013   01/01/2012
                                     TO           TO           TO           TO           TO           TO
                                 12/31/2013   12/31/2012   12/31/2013   12/31/2012   12/31/2013   12/31/2012
                                -----------  -----------  -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $  (699,245) $  (688,370) $  (162,887) $    46,519  $   (84,944) $   (73,713)
  Capital gains distributions
   received....................           0    1,728,644    2,070,853    1,617,612            0            0
  Realized gain (loss) on
   shares redeemed.............   2,458,494    1,526,303      736,206      252,071      328,966      128,319
  Net change in unrealized
   gain (loss) on
   investments.................  10,614,467    1,869,147    5,303,737    1,176,954    1,603,892      628,159
                                -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................  12,373,716    4,435,724    7,947,909    3,093,156    1,847,914      682,765
                                -----------  -----------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................     403,621       54,833      106,459       11,012       42,144        4,303
  Annuity Payments.............    (246,693)    (136,013)    (151,310)    (135,994)     (18,489)     (83,828)
  Surrenders, withdrawals
   and death benefits..........  (5,063,369)  (4,933,771)  (2,561,381)  (2,943,158)    (772,625)    (560,500)
  Net transfers between
   other subaccounts or
   fixed rate option...........  (1,721,611)    (578,337)  (1,450,881)  (1,404,128)     833,807      701,563
  Other charges................     (16,408)     (19,127)      (8,218)      (9,461)      (1,550)      (1,973)
                                -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (6,644,460)  (5,612,415)  (4,065,331)  (4,481,729)      83,287       59,565
                                -----------  -----------  -----------  -----------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   5,729,256   (1,176,691)   3,882,578   (1,388,573)   1,931,201      742,330

NET ASSETS
  Beginning of period..........  46,982,908   48,159,599   26,877,517   28,266,090    5,274,054    4,531,724
                                -----------  -----------  -----------  -----------  -----------  -----------
  End of period................ $52,712,164  $46,982,908  $30,760,095  $26,877,517  $ 7,205,255  $ 5,274,054
                                ===========  ===========  ===========  ===========  ===========  ===========

  Beginning units..............  25,911,417   29,075,628   23,262,060   27,280,316    7,752,620    7,628,132
                                -----------  -----------  -----------  -----------  -----------  -----------
  Units issued.................   1,191,999    1,936,029      383,690      476,324    1,811,129    1,898,769
  Units redeemed...............  (4,409,260)  (5,100,240)  (3,414,157)  (4,494,580)  (1,724,390)  (1,774,281)
                                -----------  -----------  -----------  -----------  -----------  -----------
  Ending units.................  22,694,156   25,911,417   20,231,593   23,262,060    7,839,359    7,752,620
                                ===========  ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A27

                                          SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
                                                                 PRUDENTIAL SP
PRUDENTIAL SP SMALL CAP VALUE      JANUS ASPEN JANUS       PRUDENTIAL U.S. EMERGING   PRUDENTIAL SP INTERNATIONAL
         PORTFOLIO             PORTFOLIO - SERVICE SHARES      GROWTH PORTFOLIO           GROWTH PORTFOLIO
----------------------------   ------------------------   --------------------------  --------------------------
 01/01/2013     01/01/2012      01/01/2013    01/01/2012   01/01/2013    01/01/2012    01/01/2013    01/01/2012
     TO             TO              TO            TO           TO            TO            TO            TO
 12/31/2013     12/31/2012      12/31/2013    12/31/2012   12/31/2013    12/31/2012    12/31/2013    12/31/2012
------------   ------------    -----------   -----------  ------------  ------------  -----------   -----------
$ (1,746,279)  $ (1,185,286)   $  (114,786)  $  (136,725) $ (2,108,151) $ (1,564,440) $  (685,902)  $  (416,940)

           0              0              0       192,952             0     9,152,392            0             0

   5,557,886      1,336,669        670,788       475,134     5,814,409     4,243,995     (692,729)   (2,365,372)

  29,068,408     13,588,234      2,282,114     1,181,907    27,105,354     6,602,451    8,050,153    10,740,720
------------   ------------    -----------   -----------  ------------  ------------  -----------   -----------

  32,880,015     13,739,617      2,838,116     1,713,268    30,811,612    18,434,398    6,671,522     7,958,408
------------   ------------    -----------   -----------  ------------  ------------  -----------   -----------

     643,597        276,918         52,720        39,915       796,751       305,857      273,773       248,843
    (195,503)      (216,837)             0        (4,387)     (330,383)     (280,692)     (25,976)      (81,845)

 (13,454,148)   (12,584,478)    (1,634,448)   (1,519,079)  (15,203,068)  (15,884,843)  (5,874,094)   (4,861,333)

  (3,789,269)    (3,881,605)       (25,913)     (165,119)   (2,883,687)   (5,432,697)    (175,850)   (1,953,836)
    (286,549)      (296,384)       (33,858)      (35,750)     (354,566)     (384,133)    (109,996)     (120,213)
------------   ------------    -----------   -----------  ------------  ------------  -----------   -----------

 (17,081,872)   (16,702,386)    (1,641,499)   (1,684,420)  (17,974,953)  (21,676,508)  (5,912,143)   (6,768,384)
------------   ------------    -----------   -----------  ------------  ------------  -----------   -----------

  15,798,143     (2,962,769)     1,196,617        28,848    12,836,659    (3,242,110)     759,379     1,190,024

 100,418,221    103,380,990     10,868,128    10,839,280   124,761,094   128,003,204   42,781,603    41,591,579
------------   ------------    -----------   -----------  ------------  ------------  -----------   -----------
$116,216,364   $100,418,221    $12,064,745   $10,868,128  $137,597,753  $124,761,094  $43,540,982   $42,781,603
============   ============    ===========   ===========  ============  ============  ===========   ===========

  52,822,318     62,060,033      9,525,693    11,018,784    59,367,402    69,627,130   30,107,489    35,231,858
------------   ------------    -----------   -----------  ------------  ------------  -----------   -----------
   1,699,969      1,465,632        262,326       427,897     1,988,776     2,419,226    1,559,455     1,519,705
  (9,323,400)   (10,703,347)    (1,563,413)   (1,920,988)   (9,492,403)  (12,678,954)  (5,315,037)   (6,644,074)
------------   ------------    -----------   -----------  ------------  ------------  -----------   -----------
  45,198,887     52,822,318      8,224,606     9,525,693    51,863,775    59,367,402   26,351,907    30,107,489
============   ============    ===========   ===========  ============  ============  ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A28

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                     SUBACCOUNTS
                                --------------------------------------------------------------------------------------
                                PRUDENTIAL SP INTERNATIONAL      AST GOLDMAN SACHS      AST SCHRODERS MULTI-ASSET WORLD
                                     VALUE PORTFOLIO         LARGE-CAP VALUE PORTFOLIO       STRATEGIES PORTFOLIO
                                --------------------------  --------------------------  ------------------------------
                                 01/01/2013    01/01/2012    01/01/2013    01/01/2012     01/01/2013      01/01/2012
                                     TO            TO            TO            TO             TO              TO
                                 12/31/2013    12/31/2012    12/31/2013    12/31/2012     12/31/2013      12/31/2012
                                -----------   -----------   ------------  ------------  --------------  --------------
OPERATIONS
  Net investment income
   (loss)...................... $  (658,034)  $   405,637   $ (2,879,282) $   (570,419) $  (41,652,143) $    4,622,176
  Capital gains distributions
   received....................           0             0              0             0               0               0
  Realized gain (loss) on
   shares redeemed.............    (785,748)   (2,445,150)     7,376,679     1,638,560      34,206,705       9,326,359
  Net change in unrealized
   gain (loss) on
   investments.................   8,113,623     7,610,922     44,836,791    16,754,686     292,586,283     135,323,195
                                -----------   -----------   ------------  ------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................   6,669,841     5,571,409     49,334,188    17,822,827     285,140,845     149,271,730
                                -----------   -----------   ------------  ------------  --------------  --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................     191,671       176,105      4,589,401    22,671,697     180,943,129     446,233,827
  Annuity Payments.............     (27,728)      (76,361)       (41,008)       (1,393)        (71,653)        (49,995)
  Surrenders, withdrawals
   and death benefits..........  (4,637,901)   (5,190,690)    (4,573,969)   (2,716,505)    (53,648,527)    (30,013,549)
  Net transfers between
   other subaccounts or
   fixed rate option...........    (541,063)     (627,137)    27,736,209    23,511,035      16,208,206     231,177,619
  Other charges................    (119,826)     (126,180)    (1,707,011)   (1,156,125)    (23,805,876)    (18,103,327)
                                -----------   -----------   ------------  ------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (5,134,847)   (5,844,263)    26,003,622    42,308,709     119,625,279     629,244,575
                                -----------   -----------   ------------  ------------  --------------  --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   1,534,994      (272,854)    75,337,810    60,131,536     404,766,124     778,516,305

NET ASSETS
  Beginning of period..........  39,627,680    39,900,534    146,463,112    86,331,576   2,231,745,385   1,453,229,080
                                -----------   -----------   ------------  ------------  --------------  --------------
  End of period................ $41,162,674   $39,627,680   $221,800,922  $146,463,112  $2,636,511,509  $2,231,745,385
                                ===========   ===========   ============  ============  ==============  ==============

  Beginning units..............  25,837,223    29,946,196     13,354,606     9,454,926     199,001,809     141,598,371
                                -----------   -----------   ------------  ------------  --------------  --------------
  Units issued.................     853,216     1,674,051      6,371,939     9,759,391      65,104,797     140,544,222
  Units redeemed...............  (4,010,186)   (5,783,024)    (4,415,713)   (5,859,711)    (54,501,312)    (83,140,784)
                                -----------   -----------   ------------  ------------  --------------  --------------
  Ending units.................  22,680,253    25,837,223     15,310,832    13,354,606     209,605,294     199,001,809
                                ===========   ===========   ============  ============  ==============  ==============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A29

                                SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------
 AST COHEN & STEERS REALTY       AST J.P. MORGAN STRATEGIC    AST HERNDON LARGE-CAP VALUE
         PORTFOLIO                OPPORTUNITIES PORTFOLIO              PORTFOLIO
--------------------------    ------------------------------  --------------------------
 01/01/2013      01/01/2012     01/01/2013      01/01/2012     01/01/2013    01/01/2012
     TO              TO             TO              TO             TO            TO
 12/31/2013      12/31/2012     12/31/2013      12/31/2012     12/31/2013    12/31/2012
------------    ------------  --------------  --------------  ------------  ------------
$ (3,272,162)   $   (589,396) $  (25,875,892) $   (3,010,743) $ (2,332,094) $   (573,038)
           0               0               0               0             0             0
   5,322,439       2,735,354      18,307,779       8,666,923     5,859,440        97,410
  (1,404,001)     11,625,507     141,188,880      79,861,286    35,292,752     8,663,040
------------    ------------  --------------  --------------  ------------  ------------

     646,276      13,771,465     133,620,767      85,517,466    38,820,098     8,187,412
------------    ------------  --------------  --------------  ------------  ------------

   6,120,437      41,776,618     202,205,626     368,191,313     5,565,495    36,297,024
      (5,120)         (1,245)       (138,843)       (134,342)       (7,579)       (1,377)
  (6,254,243)     (3,500,451)    (42,488,868)    (27,722,532)   (3,476,737)   (2,238,367)
  14,282,922      34,966,944      (4,745,981)    139,177,140     1,930,072    19,509,004
  (1,647,695)     (1,164,036)    (13,794,032)     (9,170,655)   (1,212,025)     (771,000)
------------    ------------  --------------  --------------  ------------  ------------

  12,496,301      72,077,830     141,037,902     470,340,924     2,799,226    52,795,284
------------    ------------  --------------  --------------  ------------  ------------

  13,142,577      85,849,295     274,658,669     555,858,390    41,619,324    60,982,696

 173,091,971      87,242,676   1,364,557,865     808,699,475   115,121,599    54,138,903
------------    ------------  --------------  --------------  ------------  ------------
$186,234,548    $173,091,971  $1,639,216,534  $1,364,557,865  $156,740,923  $115,121,599
============    ============  ==============  ==============  ============  ============

  12,446,035       7,109,028     118,656,687      76,238,767    10,222,825     5,453,622
------------    ------------  --------------  --------------  ------------  ------------
   7,309,970      11,885,680      35,160,290      68,738,678     4,124,093     9,860,163
  (6,511,567)     (6,548,673)    (22,200,462)    (26,320,758)   (3,792,667)   (5,090,960)
------------    ------------  --------------  --------------  ------------  ------------
  13,244,438      12,446,035     131,616,515     118,656,687    10,554,251    10,222,825
============    ============  ==============  ==============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A30

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                   SUBACCOUNTS
                                ---------------------------------------------------------------------------------
                                                             AST FEDERATED AGGRESSIVE       AST MID-CAP VALUE
                                 AST HIGH YIELD PORTFOLIO        GROWTH PORTFOLIO               PORTFOLIO
                                --------------------------  --------------------------  -------------------------
                                 01/01/2013    01/01/2012    01/01/2013    01/01/2012    01/01/2013    01/01/2012
                                     TO            TO            TO            TO            TO            TO
                                 12/31/2013    12/31/2012    12/31/2013    12/31/2012    12/31/2013    12/31/2012
                                ------------  ------------  ------------  ------------  ------------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $ (3,514,494) $  6,723,376  $ (2,278,495) $ (1,627,921) $ (1,606,358) $  (793,350)
  Capital gains distributions
   received....................            0             0             0             0             0      238,963
  Realized gain (loss) on
   shares redeemed.............    5,057,901     1,554,007     6,712,556     1,721,094     5,136,019    1,209,385
  Net change in unrealized
   gain (loss) on
   investments.................    9,395,508     9,279,155    40,557,338    10,774,462    20,238,075    7,019,423
                                ------------  ------------  ------------  ------------  ------------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................   10,938,915    17,556,538    44,991,399    10,867,635    23,767,736    7,674,421
                                ------------  ------------  ------------  ------------  ------------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    8,600,585    51,745,641     4,892,146    26,943,664     3,457,931   16,576,879
  Annuity Payments.............     (131,503)            0        (2,506)      (61,238)            0            0
  Surrenders, withdrawals
   and death benefits..........   (7,356,136)   (5,660,107)   (3,813,990)   (2,801,087)   (2,499,535)  (1,237,130)
  Net transfers between
   other subaccounts or
   fixed rate option...........   (5,718,648)   42,436,081     4,436,311    22,380,781     7,102,821   11,759,726
  Other charges................   (1,657,509)   (1,257,863)   (1,265,609)     (816,913)     (842,411)    (528,842)
                                ------------  ------------  ------------  ------------  ------------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   (6,263,211)   87,263,752     4,246,352    45,645,207     7,218,806   26,570,633
                                ------------  ------------  ------------  ------------  ------------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................    4,675,704   104,820,290    49,237,751    56,512,842    30,986,542   34,245,054

NET ASSETS
  Beginning of period..........  211,915,636   107,095,346   116,289,649    59,776,807    73,923,988   39,678,934
                                ------------  ------------  ------------  ------------  ------------  -----------
  End of period................ $216,591,340  $211,915,636  $165,527,400  $116,289,649  $104,910,530  $73,923,988
                                ============  ============  ============  ============  ============  ===========

  Beginning units..............   17,068,933     9,601,679     9,818,251     5,924,650     5,850,124    3,654,808
                                ------------  ------------  ------------  ------------  ------------  -----------
  Units issued.................    8,628,440    15,569,297     5,142,536    10,501,234     3,405,259    5,648,002
  Units redeemed...............   (9,133,311)   (8,102,043)   (4,829,410)   (6,607,633)   (2,856,716)  (3,452,686)
                                ------------  ------------  ------------  ------------  ------------  -----------
  Ending units.................   16,564,062    17,068,933    10,131,377     9,818,251     6,398,667    5,850,124
                                ============  ============  ============  ============  ============  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A31

                                           SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
   AST SMALL-CAP VALUE          AST GOLDMAN SACHS         AST GOLDMAN SACHS MID-CAP      AST LARGE-CAP VALUE
        PORTFOLIO          CONCENTRATED GROWTH PORTFOLIO      GROWTH PORTFOLIO                PORTFOLIO
-------------------------  ----------------------------  --------------------------  --------------------------
 01/01/2013    01/01/2012   01/01/2013     01/01/2012     01/01/2013    01/01/2012    01/01/2013    01/01/2012
     TO            TO           TO             TO             TO            TO            TO            TO
 12/31/2013    12/31/2012   12/31/2013     12/31/2012     12/31/2013    12/31/2012    12/31/2013    12/31/2012
------------  -----------  ------------   ------------   ------------  ------------  ------------  ------------

$ (1,654,239) $  (826,541) $ (2,363,887)  $ (1,339,810)  $ (3,809,777) $ (2,577,001) $ (3,661,534) $  3,318,026

           0            0             0              0              0    15,280,871             0             0

   5,667,353    1,187,975     6,599,021      2,905,946      6,322,862     2,013,782     9,369,298      (909,662)

  24,022,796    7,590,191    29,022,123     10,352,150     54,767,800     4,227,579    90,428,486    19,816,265
------------  -----------  ------------   ------------   ------------  ------------  ------------  ------------

  28,035,910    7,951,625    33,257,257     11,918,286     57,280,885    18,945,231    96,136,250    22,224,629
------------  -----------  ------------   ------------   ------------  ------------  ------------  ------------


   4,036,826   15,048,235     4,366,874     24,233,558      7,123,224    41,474,771    16,540,997    84,374,698
     (16,124)     (22,199)      (29,097)             0              0             0      (155,410)      (80,874)

  (3,517,235)  (1,843,920)   (4,008,662)    (2,439,819)    (5,922,143)   (3,267,659)   (8,897,351)   (6,356,249)

  14,965,909    7,586,863    11,080,409     23,312,412     23,004,182    33,566,731    28,407,974    32,993,785
    (795,593)    (485,200)   (1,184,604)      (760,936)    (1,984,922)   (1,291,227)   (3,421,722)   (1,683,654)
------------  -----------  ------------   ------------   ------------  ------------  ------------  ------------

  14,673,783   20,283,779    10,224,920     44,345,215     22,220,341    70,482,616    32,474,488   109,247,706
------------  -----------  ------------   ------------   ------------  ------------  ------------  ------------

  42,709,693   28,235,404    43,482,177     56,263,501     79,501,226    89,427,847   128,610,738   131,472,335

  73,640,641   45,405,237   114,811,737     58,548,236    182,448,265    93,020,418   236,677,868   105,205,533
------------  -----------  ------------   ------------   ------------  ------------  ------------  ------------
$116,350,334  $73,640,641  $158,293,914   $114,811,737   $261,949,491  $182,448,265  $365,288,606  $236,677,868
============  ===========  ============   ============   ============  ============  ============  ============

   6,003,052    4,291,191     9,485,632      5,660,773     13,956,345     8,275,740    22,984,462    12,016,442
------------  -----------  ------------   ------------   ------------  ------------  ------------  ------------
   4,087,391    5,354,328     4,832,513      8,792,110      6,962,102    13,657,951     8,993,897    16,457,698
  (3,052,909)  (3,642,467)   (4,042,823)    (4,967,251)    (5,454,007)   (7,977,346)   (6,595,018)   (5,489,678)
------------  -----------  ------------   ------------   ------------  ------------  ------------  ------------
   7,037,534    6,003,052    10,275,322      9,485,632     15,464,440    13,956,345    25,383,341    22,984,462
============  ===========  ============   ============   ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A32

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                   SUBACCOUNTS
                                ---------------------------------------------------------------------------------
                                AST LORD ABBETT CORE FIXED  AST LOOMIS SAYLES LARGE-CAP       AST MFS GROWTH
                                     INCOME PORTFOLIO            GROWTH PORTFOLIO               PORTFOLIO
                                --------------------------  --------------------------  -------------------------
                                 01/01/2013    01/01/2012    01/01/2013    01/01/2012    01/01/2013    01/01/2012
                                     TO            TO            TO            TO            TO            TO
                                 12/31/2013    12/31/2012    12/31/2013    12/31/2012    12/31/2013    12/31/2012
                                ------------  ------------  ------------  ------------  ------------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $ (7,286,099) $ (1,460,928) $ (3,586,711) $ (2,077,255) $ (1,428,777) $  (896,568)
  Capital gains distributions
   received....................            0    10,589,180             0             0             0            0
  Realized gain (loss) on
   shares redeemed.............    1,123,229     2,648,826     9,832,848     3,364,048     4,446,624    1,714,991
  Net change in unrealized
   gain (loss) on
   investments.................  (11,911,336)    4,134,588    61,003,852    11,097,099    25,018,462    5,500,044
                                ------------  ------------  ------------  ------------  ------------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................  (18,074,206)   15,911,666    67,249,989    12,383,892    28,036,309    6,318,467
                                ------------  ------------  ------------  ------------  ------------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................   23,332,883   189,409,377     5,003,450    47,728,849     4,682,978   21,851,049
  Annuity Payments.............     (172,797)      (13,368)      (52,544)      (26,189)      (25,317)           0
  Surrenders, withdrawals
   and death benefits..........  (13,891,000)  (14,215,554)   (8,316,195)   (5,739,551)   (2,164,846)  (1,593,214)
  Net transfers between
   other subaccounts or
   fixed rate option...........   34,773,058    80,450,313    (2,595,089)   24,974,052    10,019,993   14,749,034
  Other charges................   (5,578,879)   (3,861,151)   (2,040,670)   (1,396,777)     (906,475)    (518,477)
                                ------------  ------------  ------------  ------------  ------------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   38,463,265   251,769,617    (8,001,048)   65,540,384    11,606,333   34,488,392
                                ------------  ------------  ------------  ------------  ------------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   20,389,059   267,681,283    59,248,941    77,924,276    39,642,642   40,806,859

NET ASSETS
  Beginning of period..........  513,536,147   245,854,864   195,765,101   117,840,825    74,107,407   33,300,548
                                ------------  ------------  ------------  ------------  ------------  -----------
  End of period................ $533,925,206  $513,536,147  $255,014,042  $195,765,101  $113,750,049  $74,107,407
                                ============  ============  ============  ============  ============  ===========

  Beginning units..............   43,059,995    20,912,041    16,938,867    11,182,192     6,309,389    3,218,197
                                ------------  ------------  ------------  ------------  ------------  -----------
  Units issued.................   17,579,118    40,437,578     5,256,093    13,170,771     3,416,383    6,379,468
  Units redeemed...............  (13,858,980)  (18,289,624)   (5,831,693)   (7,414,096)   (2,549,638)  (3,288,276)
                                ------------  ------------  ------------  ------------  ------------  -----------
  Ending units.................   46,780,133    43,059,995    16,363,267    16,938,867     7,176,134    6,309,389
                                ============  ============  ============  ============  ============  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A33

                                            SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
   AST NEUBERGER BERMAN        AST NEUBERGER BERMAN/LSV   AST PIMCO LIMITED MATURITY   AST T. ROWE PRICE EQUITY
 MID-CAP GROWTH PORTFOLIO       MID-CAP VALUE PORTFOLIO         BOND PORTFOLIO             INCOME PORTFOLIO
--------------------------    --------------------------  --------------------------  --------------------------
 01/01/2013    01/01/2012      01/01/2013    01/01/2012    01/01/2013    01/01/2012    01/01/2013    01/01/2012
     TO            TO              TO            TO            TO            TO            TO            TO
 12/31/2013    12/31/2012      12/31/2013    12/31/2012    12/31/2013    12/31/2012    12/31/2013    12/31/2012
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------
$ (3,561,884) $ (2,509,306)   $ (3,344,071) $   (926,985) $ (3,289,358) $   (996,527) $ (3,590,819) $ (1,645,896)
           0             0               0             0             0     5,802,893             0             0
   7,815,474     3,329,132       8,607,072     2,292,364      (897,198)       12,510     7,388,337     1,249,475
  56,991,025    10,508,566      57,827,143    13,563,227    (3,686,135)      766,456    59,177,431    16,518,203
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------

  61,244,615    11,328,392      63,090,144    14,928,606    (7,872,691)    5,585,332    62,974,949    16,121,782
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------

   9,120,079    59,476,491       6,558,096    28,596,931     7,160,809    47,482,300    14,701,703    86,246,241
     (40,925)            0         (92,672)      (10,914)      (94,602)     (136,765)      (78,730)       (7,586)
  (5,103,021)   (3,741,138)     (6,389,574)   (3,493,059)  (10,559,547)  (11,552,219)   (5,286,974)   (2,294,138)
  18,276,470    26,528,030      55,965,577    16,267,689   (20,279,948)   14,682,186    30,523,319    54,089,540
  (2,296,920)   (1,462,916)     (1,720,946)   (1,032,643)   (1,390,393)   (1,366,776)   (2,887,419)   (1,396,127)
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------

  19,955,683    80,800,467      54,320,481    40,328,004   (25,163,681)   49,108,726    36,971,899   136,637,930
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------

  81,200,298    92,128,859     117,410,625    55,256,610   (33,036,372)   54,694,058    99,946,848   152,759,712

 192,773,589   100,644,730     142,066,640    86,810,030   218,836,656   164,142,598   206,693,201    53,933,489
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------
$273,973,887  $192,773,589    $259,477,265  $142,066,640  $185,800,284  $218,836,656  $306,640,049  $206,693,201
============  ============    ============  ============  ============  ============  ============  ============

  15,458,233     8,614,440      11,617,746     8,186,522    20,118,049    15,356,638    19,042,134     5,793,434
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------
   6,769,517    14,009,027       9,074,009    10,271,837     7,801,775    14,355,651     8,329,657    18,697,987
  (5,432,748)   (7,165,234)     (5,457,789)   (6,840,613)  (10,126,360)   (9,594,240)   (5,391,253)   (5,449,287)
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------
  16,795,002    15,458,233      15,233,966    11,617,746    17,793,464    20,118,049    21,980,538    19,042,134
============  ============    ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A34

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                     SUBACCOUNTS
                                -------------------------------------------------------------------------------------
                                 AST QMA US EQUITY ALPHA    AST T. ROWE PRICE NATURAL      AST T. ROWE PRICE ASSET
                                        PORTFOLIO              RESOURCES PORTFOLIO          ALLOCATION PORTFOLIO
                                -------------------------  --------------------------  ------------------------------
                                 01/01/2013    01/01/2012   01/01/2013    01/01/2012     01/01/2013      01/01/2012
                                     TO            TO           TO            TO             TO              TO
                                 12/31/2013    12/31/2012   12/31/2013    12/31/2012     12/31/2013      12/31/2012
                                ------------  -----------  ------------  ------------  --------------  --------------
OPERATIONS
  Net investment income
   (loss)...................... $ (1,490,144) $  (491,911) $ (5,536,439) $ (3,729,343) $ (103,215,691) $  (17,712,541)
  Capital gains distributions
   received....................            0            0             0             0               0      29,797,616
  Realized gain (loss) on
   shares redeemed.............    3,897,350    1,271,664     1,916,800   (10,768,110)     47,950,511      32,392,553
  Net change in unrealized
   gain (loss) on
   investments.................   20,138,150    5,136,374    42,300,106    14,469,280     935,275,273     321,836,198
                                ------------  -----------  ------------  ------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................   22,545,356    5,916,127    38,680,467       (28,173)    880,010,093     366,313,826
                                ------------  -----------  ------------  ------------  --------------  --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    2,890,074   15,357,182     8,279,808    57,180,805   1,135,822,901   1,777,561,525
  Annuity Payments.............            0            0       (29,820)     (129,540)       (104,149)        (83,189)
  Surrenders, withdrawals
   and death benefits..........   (2,152,050)  (1,099,739)  (10,997,046)  (10,171,768)   (165,467,184)    (71,972,651)
  Net transfers between
   other subaccounts or
   fixed rate option...........   12,895,246   19,949,983   (13,404,234)   48,533,851     374,677,686     621,085,384
  Other charges................     (768,727)    (424,029)   (2,775,319)   (2,319,813)    (61,082,677)    (34,633,206)
                                ------------  -----------  ------------  ------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   12,864,543   33,783,397   (18,926,611)   93,093,535   1,283,846,577   2,291,957,863
                                ------------  -----------  ------------  ------------  --------------  --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   35,409,899   39,699,524    19,753,856    93,065,362   2,163,856,670   2,658,271,689

NET ASSETS
  Beginning of period..........   67,691,889   27,992,365   313,814,565   220,749,203   5,131,917,076   2,473,645,387
                                ------------  -----------  ------------  ------------  --------------  --------------
  End of period................ $103,101,788  $67,691,889  $333,568,421  $313,814,565  $7,295,773,746  $5,131,917,076
                                ============  ===========  ============  ============  ==============  ==============

  Beginning units..............    5,426,681    2,688,164    30,858,079    21,580,986     427,079,323     229,101,436
                                ------------  -----------  ------------  ------------  --------------  --------------
  Units issued.................    3,193,896    5,569,338    12,620,264    28,578,387     166,602,274     296,621,019
  Units redeemed...............   (2,273,920)  (2,830,821)  (14,444,723)  (19,301,294)    (58,045,146)    (98,643,132)
                                ------------  -----------  ------------  ------------  --------------  --------------
  Ending units.................    6,346,657    5,426,681    29,033,620    30,858,079     535,636,451     427,079,323
                                ============  ===========  ============  ============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A35

                                             SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------
   AST MFS GLOBAL EQUITY      AST JPMORGAN INTERNATIONAL   AST TEMPLETON GLOBAL BOND    AST WELLINGTON MANAGEMENT
         PORTFOLIO                 EQUITY PORTFOLIO                PORTFOLIO             HEDGED EQUITY PORTFOLIO
--------------------------    --------------------------  --------------------------  ----------------------------
 01/01/2013    01/01/2012      01/01/2013    01/01/2012    01/01/2013    01/01/2012     01/01/2013     01/01/2012
     TO            TO              TO            TO            TO            TO             TO             TO
 12/31/2013    12/31/2012      12/31/2013    12/31/2012    12/31/2013    12/31/2012     12/31/2013     12/31/2012
------------  ------------    ------------  ------------  ------------  ------------  --------------  ------------

$ (4,037,356) $   (872,995)   $ (3,010,429) $     24,430  $ (2,865,066) $  1,302,556  $  (14,211,647) $ (6,505,327)

           0             0               0             0             0     2,660,446               0             0

   7,382,484     2,229,602       4,512,739       (12,503)   (1,865,637)       63,533       9,008,494     2,933,534

  54,371,515    22,990,310      20,942,640    21,686,262    (6,319,612)    1,446,493     152,255,220    35,274,370
------------  ------------    ------------  ------------  ------------  ------------  --------------  ------------

  57,716,643    24,346,917      22,444,950    21,698,189   (11,050,315)    5,473,028     147,052,067    31,702,577
------------  ------------    ------------  ------------  ------------  ------------  --------------  ------------


  17,008,912    49,351,008       4,799,756    27,471,508     8,648,846    55,300,879     242,994,177   242,436,880
      (7,488)            0         (44,221)            0             0       (72,805)              0       (73,481)
  (4,676,573)   (3,302,440)     (5,095,578)   (2,755,289)   (5,192,547)   (5,063,628)    (22,293,774)  (16,395,153)

  64,160,036    31,806,750      27,244,684    23,600,443    10,833,345    28,434,448     254,737,269    84,396,476
  (2,474,388)   (1,204,454)     (1,548,127)   (1,105,284)   (1,936,482)   (1,416,264)     (7,830,683)   (3,501,831)
------------  ------------    ------------  ------------  ------------  ------------  --------------  ------------

  74,010,499    76,650,864      25,356,514    47,211,378    12,353,162    77,182,630     467,606,989   306,862,891
------------  ------------    ------------  ------------  ------------  ------------  --------------  ------------

 131,727,142   100,997,781      47,801,464    68,909,567     1,302,847    82,655,658     614,659,056   338,565,468

 188,578,884    87,581,103     159,507,068    90,597,501   196,194,443   113,538,785     604,520,999   265,955,531
------------  ------------    ------------  ------------  ------------  ------------  --------------  ------------
$320,306,026  $188,578,884    $207,308,532  $159,507,068  $197,497,290  $196,194,443  $1,219,180,055  $604,520,999
============  ============    ============  ============  ============  ============  ==============  ============

  15,071,995     8,288,403      14,336,993     9,784,710    17,787,754    10,425,673      62,039,064    29,415,891
------------  ------------    ------------  ------------  ------------  ------------  --------------  ------------
  11,300,369    14,071,540       7,201,703    12,479,300     7,128,897    13,275,011      58,654,687    46,283,187
  (5,776,060)   (7,287,948)     (5,110,362)   (7,927,017)   (5,888,939)   (5,912,930)    (14,651,048)  (13,660,014)
------------  ------------    ------------  ------------  ------------  ------------  --------------  ------------
  20,596,304    15,071,995      16,428,334    14,336,993    19,027,712    17,787,754     106,042,703    62,039,064
============  ============    ============  ============  ============  ============  ==============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A36

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                          SUBACCOUNTS
                                ----------------------------------------------------------------------------------------------

                                   AST CAPITAL GROWTH ASSET      AST ACADEMIC STRATEGIES ASSET   AST BALANCED ASSET ALLOCATION
                                     ALLOCATION PORTFOLIO            ALLOCATION PORTFOLIO                  PORTFOLIO
                                ------------------------------  ------------------------------  ------------------------------
                                  01/01/2013      01/01/2012      01/01/2013      01/01/2012      01/01/2013      01/01/2012
                                      TO              TO              TO              TO              TO              TO
                                  12/31/2013      12/31/2012      12/31/2013      12/31/2012      12/31/2013      12/31/2012
                                --------------  --------------  --------------  --------------  --------------  --------------
OPERATIONS
  Net investment income
   (loss)...................... $  (95,236,042) $  (37,516,710) $  (72,491,342) $  (27,378,689) $  (99,031,672) $  (35,236,378)
  Capital gains distributions
   received....................              0               0               0               0               0     136,031,447
  Realized gain (loss) on
   shares redeemed.............     59,835,011      60,264,387      68,552,302      37,841,906      70,953,758      55,991,008
  Net change in unrealized
   gain (loss) on
   investments.................  1,064,403,514     339,364,006     314,173,931     303,989,656     896,673,451     253,561,113
                                --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................  1,029,002,483     362,111,683     310,234,891     314,452,873     868,595,537     410,347,190
                                --------------  --------------  --------------  --------------  --------------  --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    560,289,238     828,375,922     255,874,853     675,643,842     590,440,826   1,002,789,495
  Annuity Payments.............     (1,167,874)       (468,592)       (168,290)       (275,104)     (1,302,655)     (2,160,650)
  Surrenders, withdrawals
   and death benefits..........   (142,053,637)    (88,686,255)   (129,497,366)    (93,816,331)   (220,964,555)   (182,897,887)
  Net transfers between
   other subaccounts or
   fixed rate option...........    643,234,234     486,054,303     (42,413,028)    313,897,555     229,359,873     462,396,752
  Other charges................    (44,944,634)    (28,719,416)    (34,253,747)    (26,452,852)    (48,833,380)    (34,821,752)
                                --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  1,015,357,327   1,196,555,962      49,542,422     868,997,110     548,700,109   1,245,305,958
                                --------------  --------------  --------------  --------------  --------------  --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  2,044,359,810   1,558,667,645     359,777,313   1,183,449,983   1,417,295,646   1,655,653,148

NET ASSETS
  Beginning of period..........  4,452,562,863   2,893,895,218   3,909,210,196   2,725,760,213   5,203,726,391   3,548,073,243
                                --------------  --------------  --------------  --------------  --------------  --------------
  End of period................ $6,496,922,673  $4,452,562,863  $4,268,987,509  $3,909,210,196  $6,621,022,037  $5,203,726,391
                                ==============  ==============  ==============  ==============  ==============  ==============

  Beginning units..............    393,993,551     287,988,840     347,097,295     269,021,934     451,333,466     339,582,149
                                --------------  --------------  --------------  --------------  --------------  --------------
  Units issued.................    141,512,912     262,554,827      91,436,570     198,864,851     107,133,582     230,571,768
  Units redeemed...............    (57,733,064)   (156,550,116)    (87,415,651)   (120,789,490)    (58,352,845)   (118,820,451)
                                --------------  --------------  --------------  --------------  --------------  --------------
  Ending units.................    477,773,399     393,993,551     351,118,214     347,097,295     500,114,203     451,333,466
                                ==============  ==============  ==============  ==============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A37

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
    AST PRESERVATION ASSET          AST FI PYRAMIS QUANTITATIVE        AST PRUDENTIAL GROWTH          AST ADVANCED STRATEGIES
     ALLOCATION PORTFOLIO                    PORTFOLIO                 ALLOCATION PORTFOLIO                  PORTFOLIO
------------------------------    ------------------------------  ------------------------------  ------------------------------
  01/01/2013      01/01/2012        01/01/2013      01/01/2012      01/01/2013      01/01/2012      01/01/2013      01/01/2012
      TO              TO                TO              TO              TO              TO              TO              TO
  12/31/2013      12/31/2012        12/31/2013      12/31/2012      12/31/2013      12/31/2012      12/31/2013      12/31/2012
--------------  --------------    --------------  --------------  --------------  --------------  --------------  --------------
$  (77,511,909) $  (23,432,317)   $  (46,384,766) $    3,887,725  $  (55,749,541) $   (9,203,030) $  (83,973,577) $  (13,406,843)
             0     202,805,107                 0               0               0               0               0      10,698,188
    63,429,301      22,398,416        24,356,472      10,191,212      46,043,311      16,761,219      40,148,567      31,428,121
   334,261,391      73,823,567       365,241,460     127,264,222     475,568,287     174,991,851     729,496,156     278,376,605
--------------  --------------    --------------  --------------  --------------  --------------  --------------  --------------

   320,178,783     275,594,773       343,213,166     141,343,159     465,862,057     182,550,040     685,671,146     307,096,071
--------------  --------------    --------------  --------------  --------------  --------------  --------------  --------------

   533,326,229   1,048,759,017       423,649,841     728,600,453     490,879,666     805,337,507     872,367,545   1,337,159,721
    (1,449,062)     (2,491,241)         (105,809)        (65,646)        (30,505)        (85,451)       (202,461)       (118,803)
  (206,055,789)   (162,776,429)      (70,558,540)    (41,951,630)    (69,621,152)    (39,492,279)   (102,039,897)    (57,398,994)
  (273,355,205)    288,557,708        88,538,266     248,262,069     183,162,131     390,158,671     256,799,959     486,760,388
   (36,877,576)    (26,186,113)      (26,492,996)    (16,912,928)    (31,952,284)    (19,991,505)    (48,252,611)    (27,733,930)
--------------  --------------    --------------  --------------  --------------  --------------  --------------  --------------

    15,588,597   1,145,862,942       415,030,762     917,932,318     572,437,856   1,135,926,943     978,672,535   1,738,668,382
--------------  --------------    --------------  --------------  --------------  --------------  --------------  --------------

   335,767,380   1,421,457,715       758,243,928   1,059,275,477   1,038,299,913   1,318,476,983   1,664,343,681   2,045,764,453

 4,290,630,408   2,869,172,693     2,406,115,086   1,346,839,609   2,804,355,690   1,485,878,707   4,121,284,090   2,075,519,637
--------------  --------------    --------------  --------------  --------------  --------------  --------------  --------------
$4,626,397,788  $4,290,630,408    $3,164,359,014  $2,406,115,086  $3,842,655,603  $2,804,355,690  $5,785,627,771  $4,121,284,090
==============  ==============    ==============  ==============  ==============  ==============  ==============  ==============

   367,593,732     264,390,353       211,694,110     130,049,406     248,629,701     148,843,360     343,975,841     193,663,052
--------------  --------------    --------------  --------------  --------------  --------------  --------------  --------------
    92,474,155     166,398,878        75,474,768     144,416,799     117,253,080     202,559,826     132,340,734     243,758,752
   (87,986,640)    (63,195,499)      (38,883,631)    (62,772,095)    (69,006,478)   (102,773,485)    (49,729,110)    (93,445,963)
--------------  --------------    --------------  --------------  --------------  --------------  --------------  --------------
   372,081,247     367,593,732       248,285,247     211,694,110     296,876,303     248,629,701     426,587,465     343,975,841
==============  ==============    ==============  ==============  ==============  ==============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A38

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                     SUBACCOUNTS
                                ------------------------------------------------------------------------------------
                                AST T. ROWE PRICE LARGE-CAP       AST MONEY MARKET           AST SMALL-CAP GROWTH
                                     GROWTH PORTFOLIO                 PORTFOLIO                    PORTFOLIO
                                --------------------------  ----------------------------  --------------------------
                                 01/01/2013    01/01/2012     01/01/2013     01/01/2012    01/01/2013    01/01/2012
                                     TO            TO             TO             TO            TO            TO
                                 12/31/2013    12/31/2012     12/31/2013     12/31/2012    12/31/2013    12/31/2012
                                ------------  ------------  -------------  -------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $ (7,166,270) $ (4,749,523) $  (3,881,312) $  (3,824,914) $ (2,938,361) $ (2,103,651)
  Capital gains distributions
   received....................            0             0              0              0             0             0
  Realized gain (loss) on
   shares redeemed.............   19,155,374     7,268,215              0              0     8,559,959     2,508,100
  Net change in unrealized
   gain (loss) on
   investments.................  137,633,132    27,292,214              0              0    41,010,364     8,049,866
                                ------------  ------------  -------------  -------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................  149,622,236    29,810,906     (3,881,312)    (3,824,914)   46,631,962     8,454,315
                                ------------  ------------  -------------  -------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................   12,879,318    79,210,524     22,103,019     88,497,121     5,898,112    29,324,616
  Annuity Payments.............     (390,375)      (52,662)      (208,515)             0       (33,619)      (23,139)
  Surrenders, withdrawals
   and death benefits..........  (12,915,331)   (8,644,280)  (402,713,712)  (297,122,226)   (5,510,271)   (4,295,589)
  Net transfers between
   other subaccounts or
   fixed rate option...........   53,104,968    63,305,292    359,461,678    218,075,662    30,508,550     9,393,836
  Other charges................   (3,630,699)   (2,306,459)    (1,633,554)    (1,548,790)   (1,399,774)     (939,109)
                                ------------  ------------  -------------  -------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   49,047,881   131,512,415    (22,991,084)     7,901,767    29,462,998    33,460,615
                                ------------  ------------  -------------  -------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  198,670,117   161,323,321    (26,872,396)     4,076,853    76,094,960    41,914,930

NET ASSETS
  Beginning of period..........  334,819,860   173,496,539    240,223,779    236,146,926   133,149,033    91,234,103
                                ------------  ------------  -------------  -------------  ------------  ------------
  End of period................ $533,489,977  $334,819,860  $ 213,351,383  $ 240,223,779  $209,243,993  $133,149,033
                                ============  ============  =============  =============  ============  ============

  Beginning units..............   26,918,480    16,189,549     24,862,519     24,015,202     9,973,084     7,585,608
                                ------------  ------------  -------------  -------------  ------------  ------------
  Units issued.................   14,370,434    24,719,510     79,679,312     64,046,095     6,402,174     9,356,968
  Units redeemed...............  (10,978,388)  (13,990,579)   (82,071,714)   (63,198,778)   (4,577,933)   (6,969,492)
                                ------------  ------------  -------------  -------------  ------------  ------------
  Ending units.................   30,310,526    26,918,480     22,470,117     24,862,519    11,797,325     9,973,084
                                ============  ============  =============  =============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A39

                                            SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
    AST PIMCO TOTAL RETURN           AST INTERNATIONAL VALUE    AST INTERNATIONAL GROWTH    NVIT DEVELOPING MARKETS
        BOND PORTFOLIO                      PORTFOLIO                   PORTFOLIO                    FUND
------------------------------      -------------------------  --------------------------  ------------------------
  01/01/2013        01/01/2012                     01/01/2012   01/01/2013    01/01/2012    01/01/2013   01/01/2012
      TO                TO          01/01/2013 TO      TO           TO            TO            TO           TO
  12/31/2013        12/31/2012       12/31/2013    12/31/2012   12/31/2013    12/31/2012    12/31/2013   12/31/2012
--------------    --------------    ------------- -----------  ------------  ------------  -----------  -----------

$  (38,927,585)   $   17,738,505     $(1,351,139) $   276,831  $ (2,208,975) $   (267,131) $   (84,980) $  (215,215)
             0        20,653,708               0            0             0             0            0            0

     6,281,303        11,411,190       1,828,020     (832,761)    3,011,448       107,009     (700,866)  (1,053,696)

   (54,331,412)       89,383,140      12,326,023    8,015,700    29,413,294    19,507,288      518,672    3,139,075
--------------    --------------     -----------  -----------  ------------  ------------  -----------  -----------

   (86,977,694)      139,186,543      12,802,904    7,459,770    30,215,767    19,347,166     (267,174)   1,870,164
--------------    --------------     -----------  -----------  ------------  ------------  -----------  -----------


    54,056,842       453,070,089       2,080,339   11,752,993     5,811,896    59,557,410       69,556       59,056
      (482,437)         (923,816)              0            0             0             0       (9,671)     (23,563)

   (99,940,501)      (80,849,766)     (1,591,422)  (1,075,394)   (3,240,685)   (1,420,110)  (1,404,435)  (1,363,950)

    19,141,887       369,973,319       9,640,410    9,443,618     8,780,202    27,932,281     (618,588)  (1,185,451)
   (19,476,356)      (16,107,181)       (722,156)    (525,771)   (2,213,068)   (1,363,537)     (35,451)     (42,181)
--------------    --------------     -----------  -----------  ------------  ------------  -----------  -----------

   (46,700,565)      725,162,645       9,407,171   19,595,446     9,138,345    84,706,044   (1,998,589)  (2,556,089)
--------------    --------------     -----------  -----------  ------------  ------------  -----------  -----------

  (133,678,259)      864,349,188      22,210,075   27,055,216    39,354,112   104,053,210   (2,265,763)    (685,925)

 2,382,349,712     1,518,000,524      70,251,079   43,195,863   167,285,282    63,232,072   13,170,440   13,856,365
--------------    --------------     -----------  -----------  ------------  ------------  -----------  -----------
$2,248,671,453    $2,382,349,712     $92,461,154  $70,251,079  $206,639,394  $167,285,282  $10,904,677  $13,170,440
==============    ==============     ===========  ===========  ============  ============  ===========  ===========

   205,774,079       139,943,096       6,716,213    4,762,994    16,432,762     7,248,430      882,429    1,065,619
--------------    --------------     -----------  -----------  ------------  ------------  -----------  -----------
    68,223,104       137,401,558       3,428,385    5,789,490     4,313,807    14,668,163       73,088       99,979
   (72,642,725)      (71,570,575)     (2,620,126)  (3,836,271)   (3,574,423)   (5,483,831)    (212,569)    (283,169)
--------------    --------------     -----------  -----------  ------------  ------------  -----------  -----------
   201,354,458       205,774,079       7,524,472    6,716,213    17,172,146    16,432,762      742,948      882,429
==============    ==============     ===========  ===========  ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A40

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                       SUBACCOUNTS
                                ----------------------------------------------------------------------------------------
                                    AST INVESTMENT GRADE BOND     AST WESTERN ASSET CORE PLUS
                                            PORTFOLIO                   BOND PORTFOLIO          AST BOND PORTFOLIO 2018
                                --------------------------------  --------------------------  --------------------------
                                   01/01/2013       01/01/2012     01/01/2013    01/01/2012    01/01/2013    01/01/2012
                                       TO               TO             TO            TO            TO            TO
                                   12/31/2013       12/31/2012     12/31/2013    12/31/2012    12/31/2013    12/31/2012
                                ---------------  ---------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $   (20,405,294) $   (15,007,632) $ (7,158,648) $  5,633,899  $ (3,055,944) $ (2,939,398)
  Capital gains distributions
   received....................               0       63,330,220             0    12,073,221             0       905,416
  Realized gain (loss) on
   shares redeemed.............      45,474,885      391,554,490      (123,284)    2,419,429     3,945,623     3,547,152
  Net change in unrealized
   gain (loss) on
   investments.................     (55,708,223)     (94,205,140)   (6,396,206)      (24,688)   (7,897,543)    4,469,013
                                ---------------  ---------------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................     (30,638,632)     345,671,938   (13,678,138)   20,101,861    (7,007,864)    5,982,183
                                ---------------  ---------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................           1,086               (1)    9,159,292    88,018,345         1,408         2,662
  Annuity Payments.............         (61,413)        (272,303)         (480)      (51,480)      (66,384)            0
  Surrenders, withdrawals
   and death benefits..........     (42,190,435)     (86,983,291)  (12,772,463)   (9,637,334)   (7,927,132)   (7,610,640)
  Net transfers between
   other subaccounts or
   fixed rate option...........  (2,436,220,844)  (4,674,418,091)   32,365,434    64,087,358   (50,377,482)   (4,308,790)
  Other charges................     (13,275,629)     (47,021,685)   (3,781,787)   (3,206,933)      (79,870)      (85,637)
                                ---------------  ---------------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (2,491,747,235)  (4,808,695,371)   24,969,996   139,209,956   (58,449,460)  (12,002,405)
                                ---------------  ---------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (2,522,385,867)  (4,463,023,433)   11,291,858   159,311,817   (65,457,324)   (6,020,222)

NET ASSETS
  Beginning of period..........   3,143,918,174    7,606,941,607   422,608,768   263,296,951   168,636,741   174,656,963
                                ---------------  ---------------  ------------  ------------  ------------  ------------
  End of period................ $   621,532,307  $ 3,143,918,174  $433,900,626  $422,608,768  $103,179,417  $168,636,741
                                ===============  ===============  ============  ============  ============  ============

  Beginning units..............     240,121,532      624,194,989    36,399,377    23,998,953    13,760,511    14,702,403
                                ---------------  ---------------  ------------  ------------  ------------  ------------
  Units issued.................     254,716,574      891,936,076    18,732,940    30,072,880     5,918,190     5,623,872
  Units redeemed...............    (446,108,236)  (1,276,009,533)  (16,485,472)  (17,672,456)  (10,810,413)   (6,565,764)
                                ---------------  ---------------  ------------  ------------  ------------  ------------
  Ending units.................      48,729,870      240,121,532    38,646,845    36,399,377     8,868,288    13,760,511
                                ===============  ===============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A41

                            SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------
                               AST GLOBAL REAL ESTATE     AST PARAMETRIC EMERGING
 AST BOND PORTFOLIO 2019              PORTFOLIO          MARKETS EQUITY PORTFOLIO
------------------------      ------------------------  --------------------------
 01/01/2013     01/01/2012     01/01/2013   01/01/2012   01/01/2013    01/01/2012
     TO             TO             TO           TO           TO            TO
 12/31/2013     12/31/2012     12/31/2013   12/31/2012   12/31/2013    12/31/2012
-----------    -----------    -----------  -----------  ------------  ------------
$  (532,899)   $  (216,729)   $(1,401,476) $  (170,900) $ (3,873,173) $ (1,169,779)
          0      1,837,892              0            0             0     2,819,500
   (922,958)      (302,431)     2,848,012      928,253      (521,022)   (2,928,625)
   (120,716)      (807,520)      (469,758)   9,128,406    (1,225,925)   24,696,336
-----------    -----------    -----------  -----------  ------------  ------------

 (1,576,573)       511,212        976,778    9,885,759    (5,620,120)   23,417,432
-----------    -----------    -----------  -----------  ------------  ------------

          1              2      3,303,671   15,286,953     4,710,033    43,371,384
          0              0              0            0          (998)            0
 (1,350,009)      (723,284)    (1,790,600)    (928,338)   (4,640,032)   (2,502,308)
 (6,706,267)    19,025,531      8,400,753   20,026,859    25,223,113    33,959,424
    (10,058)        (6,226)      (748,144)    (454,180)   (2,170,077)   (1,781,116)
-----------    -----------    -----------  -----------  ------------  ------------

 (8,066,333)    18,296,023      9,165,680   33,931,294    23,122,039    73,047,384
-----------    -----------    -----------  -----------  ------------  ------------

 (9,642,906)    18,807,235     10,142,458   43,817,053    17,501,919    96,464,816

 29,834,393     11,027,158     72,228,461   28,411,408   220,457,637   123,992,821
-----------    -----------    -----------  -----------  ------------  ------------
$20,191,487    $29,834,393    $82,370,919  $72,228,461  $237,959,556  $220,457,637
===========    ===========    ===========  ===========  ============  ============

  2,326,700        809,058      5,471,216    2,702,253    20,908,701    13,670,484
-----------    -----------    -----------  -----------  ------------  ------------
  1,530,852      2,250,306      3,840,124    5,318,135    12,781,560    21,085,687
 (2,166,386)      (732,664)    (3,204,466)  (2,549,172)  (10,800,398)  (13,847,470)
-----------    -----------    -----------  -----------  ------------  ------------
  1,691,166      2,326,700      6,106,874    5,471,216    22,889,863    20,908,701
===========    ===========    ===========  ===========  ============  ============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A42

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                        SUBACCOUNTS
                                ------------------------------------------------------------------------------------------
                                     AST GOLDMAN SACHS           AST SCHRODERS GLOBAL            AST RCM WORLD TRENDS
                                 SMALL-CAP VALUE PORTFOLIO        TACTICAL PORTFOLIO                   PORTFOLIO
                                --------------------------  ------------------------------  ------------------------------
                                 01/01/2013    01/01/2012     01/01/2013      01/01/2012      01/01/2013      01/01/2012
                                     TO            TO             TO              TO              TO              TO
                                 12/31/2013    12/31/2012     12/31/2013      12/31/2012      12/31/2013      12/31/2012
                                ------------  ------------  --------------  --------------  --------------  --------------
OPERATIONS
  Net investment income
   (loss)...................... $ (4,041,940) $ (1,826,709) $  (43,827,707) $  (19,489,507) $  (46,536,325) $  (21,632,247)
  Capital gains distributions
   received....................            0             0               0       7,348,892               0      47,180,985
  Realized gain (loss) on
   shares redeemed.............   10,406,854     3,259,583      22,736,138      25,928,614      19,871,313      11,951,175
  Net change in unrealized
   gain (loss) on
   investments.................   68,757,326    15,124,203     416,617,246     162,686,608     318,894,049      94,007,529
                                ------------  ------------  --------------  --------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................   75,122,240    16,557,077     395,525,677     176,474,607     292,229,037     131,507,442
                                ------------  ------------  --------------  --------------  --------------  --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    7,717,819    47,862,216     429,604,430     606,760,429     520,676,293     841,149,058
  Annuity Payments.............            0             0               0               0         (22,758)              0
  Surrenders, withdrawals
   and death benefits..........   (5,307,498)   (2,603,433)    (45,127,749)    (22,012,131)    (59,475,556)    (33,684,069)
  Net transfers between
   other subaccounts or
   fixed rate option...........   33,690,552    33,234,357     261,516,399     322,716,972      30,609,352     257,259,152
  Other charges................   (2,351,544)   (1,507,338)    (26,616,356)    (15,473,557)    (28,829,882)    (17,914,475)
                                ------------  ------------  --------------  --------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   33,749,329    76,985,802     619,376,724     891,991,713     462,957,449   1,046,809,666
                                ------------  ------------  --------------  --------------  --------------  --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  108,871,569    93,542,879   1,014,902,401   1,068,466,320     755,186,486   1,178,317,108

NET ASSETS
  Beginning of period..........  192,755,526    99,212,647   2,100,412,423   1,031,946,103   2,470,812,204   1,292,495,096
                                ------------  ------------  --------------  --------------  --------------  --------------
  End of period................ $301,627,095  $192,755,526  $3,115,314,824  $2,100,412,423  $3,225,998,690  $2,470,812,204
                                ============  ============  ==============  ==============  ==============  ==============

  Beginning units..............   14,958,208     8,706,892     178,381,363     100,743,415     221,185,811     126,312,909
                                ------------  ------------  --------------  --------------  --------------  --------------
  Units issued.................    8,396,309    14,524,734      79,752,768     142,677,796      81,627,590     155,125,113
  Units redeemed...............   (6,237,102)   (8,273,418)    (28,463,760)    (65,039,848)    (39,893,024)    (60,252,211)
                                ------------  ------------  --------------  --------------  --------------  --------------
  Ending units.................   17,117,415    14,958,208     229,670,371     178,381,363     262,920,377     221,185,811
                                ============  ============  ==============  ==============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A43

                                               SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------
    AST J.P. MORGAN GLOBAL         AST GOLDMAN SACHS MULTI-ASSET  AST FI PYRAMIS(R) ASSET ALLOCATION  PROFUND VP CONSUMER
      THEMATIC PORTFOLIO                     PORTFOLIO                       PORTFOLIO                     SERVICES
------------------------------    ------------------------------  ---------------------------------  --------------------
  01/01/2013      01/01/2012        01/01/2013      01/01/2012      01/01/2013        01/01/2012     01/01/2013 01/01/2012
      TO              TO                TO              TO              TO                TO             TO         TO
  12/31/2013      12/31/2012        12/31/2013      12/31/2012      12/31/2013        12/31/2012     12/31/2013 12/31/2012
--------------  --------------    --------------  --------------   --------------   --------------   ---------- ----------
$  (29,684,371) $  (14,491,771)   $  (29,032,146) $  (14,540,564) $  (28,885,572)   $  (11,921,076)   $ (3,505)  $ (1,388)
             0       7,129,301                 0      33,135,636               0                 0         901        722
    18,941,609      11,266,736        17,424,373       5,983,487      12,009,448         7,412,566      15,030      9,985
   255,564,038     108,250,741       146,478,565      67,217,603     293,557,493        96,031,943      96,045     16,693
--------------  --------------    --------------  --------------   --------------   --------------    --------   --------

   244,821,276     112,155,007       134,870,792      91,796,162     276,681,369        91,523,433     108,471     26,012
--------------  --------------    --------------  --------------   --------------   --------------    --------   --------

   274,199,756     504,371,029       275,028,090     429,761,581     341,155,813       458,847,982      10,321        734
       (43,373)        (33,876)          (82,836)              0         (80,911)          (17,091)          0          0
   (30,466,339)    (14,433,907)      (41,066,460)    (23,903,056)    (29,493,160)      (14,788,392)    (10,187)    (1,261)
    85,616,365     152,436,185       (30,327,942)    156,164,552     227,811,447       194,401,619     236,106     30,301
   (18,187,900)    (11,464,410)      (17,705,119)    (12,686,096)    (17,244,709)       (9,382,634)     (3,227)    (1,415)
--------------  --------------    --------------  --------------   --------------   --------------    --------   --------

   311,118,509     630,875,021       185,845,733     549,336,981     522,148,480       629,061,484     233,013     28,359
--------------  --------------    --------------  --------------   --------------   --------------    --------   --------

   555,939,785     743,030,028       320,716,525     641,133,143     798,829,849       720,584,917     341,484     54,371

 1,521,500,301     778,470,273     1,608,378,908     967,245,765   1,323,739,338       603,154,421     176,975    122,604
--------------  --------------    --------------  --------------   --------------   --------------    --------   --------
$2,077,440,086  $1,521,500,301    $1,929,095,433  $1,608,378,908  $2,122,569,187    $1,323,739,338    $518,459   $176,975
==============  ==============    ==============  ==============   ==============   ==============    ========   ========

   129,515,188      74,331,284       142,916,661      93,246,254     113,954,635        58,250,777      12,519     10,467
--------------  --------------    --------------  --------------   --------------   --------------    --------   --------
    49,333,229     104,534,684        50,524,847      89,167,572      61,576,994        93,416,287      22,563     13,725
   (23,018,131)    (49,350,780)      (33,092,109)    (39,497,165)    (17,794,950)      (37,712,429)     (7,914)   (11,673)
--------------  --------------    --------------  --------------   --------------   --------------    --------   --------
   155,830,286     129,515,188       160,349,399     142,916,661     157,736,679       113,954,635      27,168     12,519
==============  ==============    ==============  ==============   ==============   ==============    ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A44

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                            SUBACCOUNTS
                                ------------------------------------------------------------------
                                 PROFUND VP CONSUMER       PROFUND VP             PROFUND VP
                                   GOODS PORTFOLIO         FINANCIALS             HEALTH CARE
                                --------------------  --------------------  ----------------------
                                01/01/2013 01/01/2012 01/01/2013 01/01/2012 01/01/2013  01/01/2012
                                    TO         TO         TO         TO         TO          TO
                                12/31/2013 12/31/2012 12/31/2013 12/31/2012 12/31/2013  12/31/2012
                                ---------- ---------- ---------- ---------- ----------  ----------
OPERATIONS
  Net investment income
   (loss)...................... $  (1,548)  $ (1,686) $  (9,629)  $(10,016) $  (14,803) $  (10,706)
  Capital gains distributions
   received....................         0          0          0          0           0           0
  Realized gain (loss) on
   shares redeemed.............    53,145     19,629    150,133     28,843     218,079      58,898
  Net change in unrealized
   gain (loss) on
   investments.................    42,117     23,390    100,720    105,690     254,121     104,936
                                ---------   --------  ---------   --------  ----------  ----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................    93,714     41,333    241,224    124,517     457,397     153,128
                                ---------   --------  ---------   --------  ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    12,369      8,622     11,756     18,646      28,155      43,377
  Annuity Payments.............         0          0          0          0           0           0
  Surrenders, withdrawals
   and death benefits..........   (11,121)   (19,851)  (172,709)   (55,794)   (273,558)    (70,604)
  Net transfers between
   other subaccounts or
   fixed rate option...........  (111,610)    39,621   (104,845)   383,745     366,260     416,552
  Other charges................    (3,274)    (4,008)    (7,599)    (5,358)    (11,207)     (7,411)
                                ---------   --------  ---------   --------  ----------  ----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (113,636)    24,384   (273,397)   341,239     109,650     381,914
                                ---------   --------  ---------   --------  ----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   (19,922)    65,717    (32,173)   465,756     567,047     535,042

NET ASSETS
  Beginning of period..........   423,964    358,247    895,242    429,486   1,228,303     693,261
                                ---------   --------  ---------   --------  ----------  ----------
  End of period................ $ 404,042   $423,964  $ 863,069   $895,242  $1,795,350  $1,228,303
                                =========   ========  =========   ========  ==========  ==========

  Beginning units..............    33,923     31,509    114,536     78,037      98,053      64,437
                                ---------   --------  ---------   --------  ----------  ----------
  Units issued.................    15,627     29,748     66,574    122,950      81,413      91,091
  Units redeemed...............   (24,533)   (27,334)   (86,005)   (86,451)    (75,528)    (57,475)
                                ---------   --------  ---------   --------  ----------  ----------
  Ending units.................    25,017     33,923     95,105    114,536     103,938      98,053
                                =========   ========  =========   ========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A45

                                SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------
     PROFUND VP         PROFUND VP MID-CAP    PROFUND VP MID-CAP      PROFUND VP REAL
     INDUSTRIALS              GROWTH                 VALUE                ESTATE
--------------------   --------------------  --------------------  --------------------
01/01/2013 01/01/2012  01/01/2013 01/01/2012 01/01/2013 01/01/2012 01/01/2013 01/01/2012
    TO         TO          TO         TO         TO         TO         TO         TO
12/31/2013 12/31/2012  12/31/2013 12/31/2012 12/31/2013 12/31/2012 12/31/2013 12/31/2012
---------- ----------  ---------- ---------- ---------- ---------- ---------- ----------
 $ (2,610)  $ (2,564)   $ (7,999)  $ (6,297) $  (5,645) $  (6,651)  $ (2,101)  $  4,674
        0          0           0          0          0          0          0          0
   27,513      5,503      25,303     24,804     98,924     40,061     24,618     35,801

   87,024     23,649     116,934     27,071     96,996     52,309    (32,908)    19,133
 --------   --------    --------   --------  ---------  ---------   --------   --------

  111,927     26,588     134,238     45,578    190,275     85,719    (10,391)    59,608
 --------   --------    --------   --------  ---------  ---------   --------   --------

   20,063     20,149       3,971     21,650      4,265     23,608      1,559      6,034
        0          0           0          0          0          0          0          0
  (16,095)    (7,464)     (2,487)   (38,843)  (180,444)   (19,287)   (41,469)   (12,482)

   40,182     60,583     124,085     21,766    103,871   (106,833)     4,492     60,232
   (2,856)    (2,068)     (4,564)    (2,978)    (3,913)    (2,950)    (3,626)    (3,725)
 --------   --------    --------   --------  ---------  ---------   --------   --------

   41,294     71,200     121,005      1,595    (76,221)  (105,462)   (39,044)    50,059
 --------   --------    --------   --------  ---------  ---------   --------   --------

  153,221     97,788     255,243     47,173    114,054    (19,743)   (49,435)   109,667

  268,622    170,834     372,960    325,787    645,350    665,093    495,813    386,146
 --------   --------    --------   --------  ---------  ---------   --------   --------
 $421,843   $268,622    $628,203   $372,960  $ 759,404  $ 645,350   $446,378   $495,813
 ========   ========    ========   ========  =========  =========   ========   ========

   25,372     19,305      31,893     31,644     56,486     66,431     47,844     42,775
 --------   --------    --------   --------  ---------  ---------   --------   --------
   15,159     17,647      29,309     62,476     46,665     65,545     20,211     47,041
  (11,245)   (11,580)    (19,536)   (62,227)   (52,203)   (75,490)   (24,311)   (41,972)
 --------   --------    --------   --------  ---------  ---------   --------   --------
   29,286     25,372      41,666     31,893     50,948     56,486     43,744     47,844
 ========   ========    ========   ========  =========  =========   ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A46

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                           SUBACCOUNTS
                                -----------------------------------------------------------------
                                 PROFUND VP SMALL-CAP  PROFUND VP SMALL-CAP       PROFUND VP
                                        GROWTH                 VALUE          TELECOMMUNICATIONS
                                ---------------------  --------------------  --------------------
                                01/01/2013  01/01/2012 01/01/2013 01/01/2012 01/01/2013 01/01/2012
                                    TO          TO         TO         TO         TO         TO
                                12/31/2013  12/31/2012 12/31/2013 12/31/2012 12/31/2013 12/31/2012
                                ----------  ---------- ---------- ---------- ---------- ----------
OPERATIONS
  Net investment income
   (loss)...................... $   (7,898)  $ (5,495)  $ (3,791) $  (3,874)  $  1,211   $  3,269
  Capital gains distributions
   received....................     35,356          0          0          0      5,794          0
  Realized gain (loss) on
   shares redeemed.............     37,662     22,494     50,523     23,917     13,104      6,075
  Net change in unrealized
   gain (loss) on
   investments.................    171,210     16,201     84,218     16,643     (4,089)     9,172
                                ----------   --------   --------  ---------   --------   --------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................    236,330     33,200    130,950     36,686     16,020     18,516
                                ----------   --------   --------  ---------   --------   --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................     13,559     11,498      4,616     20,523          1      4,525
  Annuity Payments.............          0          0          0          0          0          0
  Surrenders, withdrawals
   and death benefits..........    (15,398)   (41,605)    (9,631)    (8,927)    (2,219)   (20,824)
  Net transfers between
   other subaccounts or
   fixed rate option...........    542,075      6,942     11,002   (137,183)   (64,467)    79,344
  Other charges................     (3,947)    (2,453)    (2,376)    (1,396)    (1,206)    (1,208)
                                ----------   --------   --------  ---------   --------   --------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................    536,289    (25,618)     3,611   (126,983)   (67,891)    61,837
                                ----------   --------   --------  ---------   --------   --------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................    772,619      7,582    134,561    (90,297)   (51,871)    80,353

NET ASSETS
  Beginning of period..........    410,629    403,047    313,615    403,912    212,950    132,597
                                ----------   --------   --------  ---------   --------   --------
  End of period................ $1,183,248   $410,629   $448,176  $ 313,615   $161,079   $212,950
                                ==========   ========   ========  =========   ========   ========

  Beginning units..............     33,858     36,951     27,156     39,460     18,418     14,600
                                ----------   --------   --------  ---------   --------   --------
  Units issued.................     57,363     36,721     35,299     40,787     11,450     20,808
  Units redeemed...............    (23,586)   (39,814)   (33,980)   (53,091)   (15,635)   (16,990)
                                ----------   --------   --------  ---------   --------   --------
  Ending units.................     67,635     33,858     28,475     27,156     14,233     18,418
                                ==========   ========   ========  =========   ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A47

                                   SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------
                        PROFUND VP LARGE-CAP   PROFUND VP LARGE-CAP   AST JENNISON LARGE-CAP
PROFUND VP UTILITIES           GROWTH                 VALUE               VALUE PORTFOLIO
--------------------   ---------------------  ---------------------  ------------------------
01/01/2013 01/01/2012  01/01/2013  01/01/2012 01/01/2013  01/01/2012  01/01/2013   01/01/2012
    TO         TO          TO          TO         TO          TO          TO           TO
12/31/2013 12/31/2012  12/31/2013  12/31/2012 12/31/2013  12/31/2012  12/31/2013   12/31/2012
---------- ----------  ----------  ---------- ----------  ---------- -----------  -----------
$   8,702   $  6,046   $  (11,181)  $(11,019) $   (4,569) $  (4,455) $(1,255,493) $  (650,683)
        0          0            0          0           0          0            0            0
   41,411     19,002       24,831     61,711      52,887     38,996    3,213,462      212,339
   29,987    (34,975)     235,938     26,211     209,553     64,426   16,406,066    4,865,798
---------   --------   ----------   --------  ----------  ---------  -----------  -----------

   80,100     (9,927)     249,588     76,903     257,871     98,967   18,364,035    4,427,454
---------   --------   ----------   --------  ----------  ---------  -----------  -----------

   22,344     82,939       14,864     28,955       9,054     37,324    2,857,291   14,175,878
        0          0            0          0           0          0            0            0
 (144,342)    (5,495)     (24,712)   (39,620)    (24,708)   (28,238)  (1,862,136)  (1,077,403)
  (45,149)      (844)     188,860     16,455     199,454    (75,895)   4,753,163   10,430,652
   (4,271)    (4,028)      (7,580)    (6,252)     (7,006)    (5,231)    (640,911)    (447,908)
---------   --------   ----------   --------  ----------  ---------  -----------  -----------

 (171,418)    72,572      171,432       (462)    176,794    (72,040)   5,107,407   23,081,219
---------   --------   ----------   --------  ----------  ---------  -----------  -----------

  (91,318)    62,645      421,020     76,441     434,665     26,927   23,471,442   27,508,673

  651,289    588,644      767,355    690,914     877,713    850,786   61,345,926   33,837,253
---------   --------   ----------   --------  ----------  ---------  -----------  -----------
$ 559,971   $651,289   $1,188,375   $767,355  $1,312,378  $ 877,713  $84,817,368  $61,345,926
=========   ========   ==========   ========  ==========  =========  ===========  ===========

   63,480     54,664       69,532     69,496      91,816     97,281    5,590,456    3,424,716
---------   --------   ----------   --------  ----------  ---------  -----------  -----------
   15,205     53,934       24,735     68,467      55,366    105,343    2,699,791    5,721,657
  (29,523)   (45,118)     (10,442)   (68,431)    (42,512)  (110,808)  (2,297,220)  (3,555,917)
---------   --------   ----------   --------  ----------  ---------  -----------  -----------
   49,162     63,480       83,825     69,532     104,670     91,816    5,993,027    5,590,456
=========   ========   ==========   ========  ==========  =========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A48

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                  SUBACCOUNTS
                                -------------------------------------------------------------------------------
                                  AST JENNISON LARGE-CAP
                                     GROWTH PORTFOLIO       AST BOND PORTFOLIO 2020    AST BOND PORTFOLIO 2017
                                -------------------------  ------------------------  --------------------------
                                 01/01/2013    01/01/2012   01/01/2013   01/01/2012   01/01/2013    01/01/2012
                                     TO            TO           TO           TO           TO            TO
                                 12/31/2013    12/31/2012   12/31/2013   12/31/2012   12/31/2013    12/31/2012
                                ------------  -----------  -----------  -----------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $ (1,579,698) $(1,063,799) $  (366,945) $     7,958  $ (2,925,127) $ (2,760,219)
  Capital gains distributions
   received....................            0            0            0      428,656             0             0
  Realized gain (loss) on
   shares redeemed.............    3,962,247    1,269,498     (384,439)     (88,333)    3,497,445     3,216,570
  Net change in unrealized
   gain (loss) on
   investments.................   26,382,795    4,649,763     (379,617)    (288,446)   (5,775,085)    4,303,808
                                ------------  -----------  -----------  -----------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................   28,765,344    4,855,462   (1,131,001)      59,835    (5,202,767)    4,760,159
                                ------------  -----------  -----------  -----------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    6,040,460   26,737,608            0           (1)        1,347        23,526
  Annuity Payments.............            0            0            0            0             0             0
  Surrenders, withdrawals
   and death benefits..........   (1,876,753)    (801,365)    (571,342)     (82,356)   (7,989,415)   (5,976,374)
  Net transfers between
   other subaccounts or
   fixed rate option...........    3,904,369   15,723,428   31,867,193   (2,990,366)  (49,547,409)  (11,511,305)
  Other charges................     (923,143)    (548,269)      (2,857)        (621)      (62,108)      (86,258)
                                ------------  -----------  -----------  -----------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................    7,144,933   41,111,402   31,292,994   (3,073,344)  (57,597,585)  (17,550,411)
                                ------------  -----------  -----------  -----------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   35,910,277   45,966,864   30,161,993   (3,013,509)  (62,800,352)  (12,790,252)

NET ASSETS
  Beginning of period..........   78,350,799   32,383,935      589,039    3,602,548   160,817,997   173,608,249
                                ------------  -----------  -----------  -----------  ------------  ------------
  End of period................ $114,261,076  $78,350,799  $30,751,032  $   589,039  $ 98,017,645  $160,817,997
                                ============  ===========  ===========  ===========  ============  ============

  Beginning units..............    6,499,133    3,023,508       48,358      313,789    13,596,428    15,086,505
                                ------------  -----------  -----------  -----------  ------------  ------------
  Units issued.................    3,345,822    7,344,333    4,775,543       57,546     5,601,397     6,264,253
  Units redeemed...............   (2,730,894)  (3,868,708)  (2,211,237)    (322,977)  (10,543,101)   (7,754,330)
                                ------------  -----------  -----------  -----------  ------------  ------------
  Ending units.................    7,114,061    6,499,133    2,612,664       48,358     8,654,724    13,596,428
                                ============  ===========  ===========  ===========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A49

                                    SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------
                               WELLS FARGO ADVANTAGE    WELLS FARGO ADVANTAGE  WELLS FARGO ADVANTAGE
                               VT INTERNATIONAL EQUITY     VT OMEGA GROWTH      VT SMALL CAP GROWTH
  AST BOND PORTFOLIO 2021          FUND CLASS 1             FUND CLASS 1           FUND CLASS 1
---------------------------    ----------------------  ----------------------  --------------------
  01/01/2013    01/01/2012     01/01/2013  01/01/2012  01/01/2013  01/01/2012  01/01/2013 01/01/2012
      TO            TO             TO          TO          TO          TO          TO         TO
  12/31/2013    12/31/2012     12/31/2013  12/31/2012  12/31/2013  12/31/2012  12/31/2013 12/31/2012
-------------  ------------    ----------  ----------  ----------  ----------  ---------- ----------
$  (3,004,419) $ (3,133,398)   $   4,036   $    (566)  $  (15,546) $  (20,604) $  (9,575) $  (9,054)
            0     4,227,158       29,408      39,041       97,279      83,856     28,660     24,017
    5,859,599     9,895,521       11,757       6,191       49,467      92,943     41,053     32,450
  (13,894,899)     (991,896)      54,187      25,671      260,420      61,665    156,675    (13,846)
-------------  ------------    ---------   ---------   ----------  ----------  ---------  ---------

  (11,039,719)    9,997,385       99,388      70,337      391,620     217,860    216,813     33,567
-------------  ------------    ---------   ---------   ----------  ----------  ---------  ---------

        2,442             1           20          12       20,820         144          0     53,123
            0             0            0           0            0           0          0          0
   (5,733,375)   (8,023,886)     (91,839)   (112,697)     (95,674)   (291,415)   (65,595)  (118,516)
  (92,713,029)  (43,323,461)     (12,623)     (1,843)      13,107     (80,999)   (48,882)   (10,190)
      (70,829)     (122,420)      (1,368)     (1,452)      (3,403)     (4,376)    (1,134)    (1,393)
-------------  ------------    ---------   ---------   ----------  ----------  ---------  ---------

  (98,514,791)  (51,469,766)    (105,810)   (115,980)     (65,150)   (376,646)  (115,611)   (76,976)
-------------  ------------    ---------   ---------   ----------  ----------  ---------  ---------

 (109,554,510)  (41,472,381)      (6,422)    (45,643)     326,470    (158,786)   101,202    (43,409)

  191,261,682   232,734,063      603,027     648,670    1,090,514   1,249,300    501,105    544,514
-------------  ------------    ---------   ---------   ----------  ----------  ---------  ---------
$  81,707,172  $191,261,682    $ 596,605   $ 603,027   $1,416,984  $1,090,514  $ 602,307  $ 501,105
=============  ============    =========   =========   ==========  ==========  =========  =========

   14,511,763    18,356,147       43,646      52,493      502,082     682,604     40,950     47,275
-------------  ------------    ---------   ---------   ----------  ----------  ---------  ---------
    5,632,733     7,917,603          151       1,931       28,287       4,477      1,095      5,623
  (13,286,163)  (11,761,987)      (7,183)    (10,778)     (57,619)   (184,999)    (8,774)   (11,948)
-------------  ------------    ---------   ---------   ----------  ----------  ---------  ---------
    6,858,333    14,511,763       36,614      43,646      472,750     502,082     33,271     40,950
=============  ============    =========   =========   ==========  ==========  =========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A50

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                  SUBACCOUNTS
                                ------------------------------------------------------------------------------
                                 WELLS FARGO ADVANTAGE
                                  VT SMALL CAP VALUE                                 AST QUANTITATIVE MODELING
                                     FUND CLASS 1         AST BOND PORTFOLIO 2022            PORTFOLIO
                                ----------------------  --------------------------  --------------------------
                                01/01/2013  01/01/2012   01/01/2013    01/01/2012    01/01/2013    01/01/2012
                                    TO          TO           TO            TO            TO            TO
                                12/31/2013  12/31/2012   12/31/2013    12/31/2012    12/31/2013    12/31/2012
                                ----------  ----------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $   (9,063) $   (7,793) $ (2,173,071) $ (2,368,341) $ (4,476,124) $ (2,265,686)
  Capital gains distributions
   received....................          0           0             0       228,894             0             0
  Realized gain (loss) on
   shares redeemed.............     85,453      63,495     1,702,554     3,120,591     1,213,091       166,379
  Net change in unrealized
   gain (loss) on
   investments.................     84,685      97,639   (10,867,728)    4,139,526    53,364,593    15,077,655
                                ----------  ----------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................    161,075     153,341   (11,338,245)    5,120,670    50,101,560    12,978,348
                                ----------  ----------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................          0      54,403             0             0    88,100,355    99,661,732
  Annuity Payments.............     (7,567)          0             0             0             0             0
  Surrenders, withdrawals
   and death benefits..........   (186,376)   (268,311)   (4,674,532)   (4,193,611)   (9,989,932)   (3,915,339)
  Net transfers between
   other subaccounts or
   fixed rate option...........    (77,047)    (45,859)  (50,904,840)   46,513,222    37,182,891     3,048,006
  Other charges................     (3,772)     (4,198)      (61,113)      (59,308)     (119,679)      (55,266)
                                ----------  ----------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   (274,762)   (263,965)  (55,640,485)   42,260,303   115,173,635    98,739,133
                                ----------  ----------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   (113,687)   (110,624)  (66,978,730)   47,380,973   165,275,195   111,717,481

NET ASSETS
  Beginning of period..........  1,298,615   1,409,239   131,877,240    84,496,267   192,841,776    81,124,295
                                ----------  ----------  ------------  ------------  ------------  ------------
  End of period................ $1,184,928  $1,298,615  $ 64,898,510  $131,877,240  $358,116,971  $192,841,776
                                ==========  ==========  ============  ============  ============  ============

  Beginning units..............    107,072     130,611    10,633,328     7,050,755    19,469,297     9,115,978
                                ----------  ----------  ------------  ------------  ------------  ------------
  Units issued.................      2,848       8,818     4,817,294     9,133,198    12,298,113    11,547,212
  Units redeemed...............    (23,465)    (32,357)   (9,501,000)   (5,550,625)   (1,683,036)   (1,193,893)
                                ----------  ----------  ------------  ------------  ------------  ------------
  Ending units.................     86,455     107,072     5,949,622    10,633,328    30,084,374    19,469,297
                                ==========  ==========  ============  ============  ============  ============

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A51

                                           SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
                                   WELLS FARGO ADVANTAGE
AST BLACKROCK GLOBAL STRATEGIES       VT OPPORTUNITY       AST PRUDENTIAL CORE BOND     AST NEUBERGER BERMAN
           PORTFOLIO                  FUND - CLASS 1               PORTFOLIO             CORE BOND PORTFOLIO
------------------------------    ----------------------  --------------------------  ------------------------
  01/01/2013      01/01/2012      01/01/2013  01/01/2012   01/01/2013    01/01/2012    01/01/2013   01/01/2012
      TO              TO              TO          TO           TO            TO            TO           TO
  12/31/2013      12/31/2012      12/31/2013  12/31/2012   12/31/2013    12/31/2012    12/31/2013   12/31/2012
--------------  --------------    ----------  ----------  ------------  ------------  -----------  -----------
$  (26,630,610) $  (14,288,942)   $  (21,134) $  (15,925) $ (1,926,260) $   (821,712) $  (649,415) $  (379,726)

             0               0             0         447             0       101,685            0       15,374

    10,847,253        (335,717)       82,825      37,100       261,046       483,478      (22,660)     209,269

   153,604,948     113,425,282       349,719     162,898    (3,882,280)    2,754,490   (1,082,156)     733,850
--------------  --------------    ----------  ----------  ------------  ------------  -----------  -----------

   137,821,591      98,800,623       411,410     184,520    (5,547,494)    2,517,941   (1,754,231)     578,767
--------------  --------------    ----------  ----------  ------------  ------------  -----------  -----------

   248,708,654     445,948,201             0     183,836    12,673,997    74,144,865    1,243,981   18,671,882
    (1,073,364)       (790,834)            0           0             0             0            0            0

   (65,572,039)    (63,151,067)     (183,528)   (208,627)   (3,760,888)   (1,111,769)  (1,758,911)    (465,278)

    62,469,275      98,331,863       (52,820)      4,533    17,483,188    46,409,263    3,346,645   14,656,618
   (12,660,326)     (7,109,048)       (2,734)     (2,699)   (1,671,903)     (513,939)    (342,765)    (210,176)
--------------  --------------    ----------  ----------  ------------  ------------  -----------  -----------

   231,872,200     473,229,115      (239,082)    (22,957)   24,724,394   118,928,420    2,488,950   32,653,046
--------------  --------------    ----------  ----------  ------------  ------------  -----------  -----------

   369,693,791     572,029,738       172,328     161,563    19,176,900   121,446,361      734,719   33,231,813

 1,388,058,712     816,028,974     1,502,155   1,340,592   132,485,616    11,039,255   37,537,548    4,305,735
--------------  --------------    ----------  ----------  ------------  ------------  -----------  -----------
$1,757,752,503  $1,388,058,712    $1,674,483  $1,502,155  $151,662,516  $132,485,616  $38,272,267  $37,537,548
==============  ==============    ==========  ==========  ============  ============  ===========  ===========

   137,665,311      89,095,942       123,329     125,255    12,450,744     1,096,258    3,617,299      427,636
--------------  --------------    ----------  ----------  ------------  ------------  -----------  -----------
    41,524,380      69,600,719         1,189      17,914     8,852,454    15,235,030    2,811,371    5,446,881
   (19,225,483)    (21,031,350)      (17,749)    (19,840)   (6,536,618)   (3,880,544)  (2,570,081)  (2,257,218)
--------------  --------------    ----------  ----------  ------------  ------------  -----------  -----------
   159,964,208     137,665,311       106,769     123,329    14,766,580    12,450,744    3,858,589    3,617,299
==============  ==============    ==========  ==========  ============  ============  ===========  ===========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A52

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                     SUBACCOUNTS
                                -------------------------------------------------------------------------------------

                                                           AST FRANKLIN TEMPLETON FOUNDING   AST NEW DISCOVERY ASSET
                                 AST BOND PORTFOLIO 2023     FUNDS ALLOCATION PORTFOLIO       ALLOCATION PORTFOLIO
                                -------------------------  ------------------------------  --------------------------
                                 01/01/2013   01/03/2012*    01/01/2013      04/30/2012*    01/01/2013      04/30/2012*
                                     TO           TO             TO              TO             TO              TO
                                 12/31/2013   12/31/2012     12/31/2013      12/31/2012     12/31/2013      12/31/2012
                                ------------  -----------  --------------  --------------  ------------    ------------
OPERATIONS
  Net investment income
   (loss)...................... $ (2,950,258) $  (186,387) $  (49,114,991) $  (11,309,836) $ (4,481,318)   $   (287,083)
  Capital gains distributions
   received....................            0            0               0               0             0               0
  Realized gain (loss) on
   shares redeemed.............   (5,518,193)      71,311      29,019,151      (5,507,083)    3,247,233        (880,410)
  Net change in unrealized
   gain (loss) on
   investments.................   (6,190,709)     184,290     616,326,369      44,700,693    44,858,695       6,288,038
                                ------------  -----------  --------------  --------------  ------------    ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................  (14,659,160)      69,214     596,230,529      27,883,774    43,624,610       5,120,545
                                ------------  -----------  --------------  --------------  ------------    ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................            0          280     192,841,777     285,762,385   104,121,005      67,693,779
  Annuity Payments.............            0            0        (124,861)              0       (13,612)              0
  Surrenders, withdrawals
   and death benefits..........  (10,243,561)    (656,092)    (64,204,348)    (11,663,365)   (5,576,766)     (1,857,561)
  Net transfers between
   other subaccounts or
   fixed rate option...........  192,799,117   32,759,286     162,671,889   2,141,109,665    55,615,942     118,319,829
  Other charges................      (82,612)        (101)    (29,500,909)     (6,516,987)   (2,719,659)       (772,960)
                                ------------  -----------  --------------  --------------  ------------    ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  182,472,944   32,103,373     261,683,548   2,408,691,698   151,426,910     183,383,087
                                ------------  -----------  --------------  --------------  ------------    ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  167,813,784   32,172,587     857,914,077   2,436,575,472   195,051,520     188,503,632

NET ASSETS
  Beginning of period..........   32,172,587            0   2,436,575,472               0   188,503,632               0
                                ------------  -----------  --------------  --------------  ------------    ------------
  End of period................ $199,986,371  $32,172,587  $3,294,489,549  $2,436,575,472  $383,555,152    $188,503,632
                                ============  ===========  ==============  ==============  ============    ============

  Beginning units..............    3,101,105            0     226,666,618               0    18,255,505               0
                                ------------  -----------  --------------  --------------  ------------    ------------
  Units issued.................   44,646,062    3,453,763      61,116,971     257,603,675    19,355,294      24,024,640
  Units redeemed...............  (25,784,838)    (352,658)    (37,401,037)    (30,937,057)   (5,637,904)     (5,769,135)
                                ------------  -----------  --------------  --------------  ------------    ------------
  Ending units.................   21,962,329    3,101,105     250,382,552     226,666,618    31,972,895      18,255,505
                                ============  ===========  ==============  ==============  ============    ============

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A53

                                             SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
   AST WESTERN ASSET                                    AST       AST AQR EMERGING AST CLEARBRIDGE  AST QMA EMERGING
 EMERGING MARKETS DEBT       AST MFS LARGE-CAP     BOND PORTFOLIO  MARKETS EQUITY      DIVIDEND      MARKETS EQUITY
       PORTFOLIO              VALUE PORTFOLIO           2024         PORTFOLIO     GROWTH PORTFOLIO    PORTFOLIO
----------------------    -----------------------  -------------- ---------------- ---------------- ----------------
01/01/2013    08/20/2012*  01/01/2013  08/20/2012*  01/02/2013*     02/25/2013*      02/25/2013*      02/25/2013*
    TO            TO           TO          TO            TO              TO               TO               TO
12/31/2013    12/31/2012   12/31/2013  12/31/2012    12/31/2013      12/31/2013       12/31/2013       12/31/2013
----------    ----------- -----------  ----------- -------------- ---------------- ---------------- ----------------

$  (16,548)    $   (779)  $  (120,298) $   (2,712)  $  (798,583)     $   (4,605)     $   (96,396)       $ (2,023)

         0            0             0           0             0               0                0               0
   (50,609)         180       179,277       2,247    (1,642,041)         (1,248)          54,692          (1,053)
   (66,215)       6,575     1,869,803      14,137    (1,908,586)         23,302        1,158,435           6,570
----------     --------   -----------  ----------   -----------      ----------      -----------        --------

  (133,372)       5,976     1,928,782      13,672    (4,349,210)         17,449        1,116,731           3,494
----------     --------   -----------  ----------   -----------      ----------      -----------        --------


 1,061,079      301,785       892,564     227,272         5,286         481,494          657,686         279,976
         0            0             0           0             0               0                0               0

   (36,709)      (2,958)     (194,854)       (316)   (2,355,345)        (18,452)        (151,814)           (227)

    99,767      108,867    12,323,038     809,196    69,943,854         703,457       16,226,085         183,563
      (436)           0       (62,622)     (1,212)         (692)           (164)         (48,264)            (44)
----------     --------   -----------  ----------   -----------      ----------      -----------        --------

 1,123,701      407,694    12,958,126   1,034,940    67,593,103       1,166,335       16,683,693         463,268
----------     --------   -----------  ----------   -----------      ----------      -----------        --------

   990,329      413,670    14,886,908   1,048,612    63,243,893       1,183,784       17,800,424         466,762

   413,670            0     1,048,612           0             0               0                0               0
----------     --------   -----------  ----------   -----------      ----------      -----------        --------
$1,403,999     $413,670   $15,935,520  $1,048,612   $63,243,893      $1,183,784      $17,800,424        $466,762
==========     ========   ===========  ==========   ===========      ==========      ===========        ========

    39,790            0       102,774           0             0               0                0               0
----------     --------   -----------  ----------   -----------      ----------      -----------        --------
   283,141       42,159     1,406,904     140,382    15,011,644         159,464        1,861,795          53,752
  (173,000)      (2,369)     (327,059)    (37,608)   (7,762,618)        (42,567)        (335,488)         (5,266)
----------     --------   -----------  ----------   -----------      ----------      -----------        --------
   149,931       39,790     1,182,619     102,774     7,249,026         116,897        1,526,307          48,486
==========     ========   ===========  ==========   ===========      ==========      ===========        ========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A54

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                               SUBACCOUNTS
                                -------------------------------------------------------------------------
                                AST MULTI-SECTOR AST BLACKROCK AST FRANKLIN TEMPLETON
                                  FIXED INCOME    ISHARES ETF   FOUNDING FUNDS PLUS   AST DEFENSIVE ASSET
                                   PORTFOLIO       PORTFOLIO         PORTFOLIO        ALLOCATION PORTFOLIO
                                ---------------- ------------- ---------------------- --------------------
                                  02/25/2013*     04/29/2013*       04/29/2013*           04/29/2013*
                                       TO             TO                 TO                    TO
                                   12/31/2013     12/31/2013         12/31/2013            12/31/2013
                                ---------------- ------------- ---------------------- --------------------
OPERATIONS
  Net investment income
   (loss)......................   $ (3,378,731)   $  (475,341)      $ (1,755,379)         $  (459,862)
  Capital gains distributions
   received....................              0              0                  0                    0
  Realized gain (loss) on
   shares redeemed.............        (31,378)        51,320            119,709              121,572
  Net change in unrealized
   gain (loss) on
   investments.................      3,882,378      3,825,057         19,420,228            1,261,341
                                  ------------    -----------       ------------          -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................        472,269      3,401,036         17,784,558              923,051
                                  ------------    -----------       ------------          -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    699,529,215     54,750,116        150,243,590           38,098,449
  Annuity Payments.............              0              0                  0                    0
  Surrenders, withdrawals
   and death benefits..........     (5,610,348)      (555,125)        (2,096,780)            (934,571)
  Net transfers between
   other subaccounts or
   fixed rate option...........      1,262,782     29,294,747        184,801,006           42,249,852
  Other charges................              0       (251,659)        (1,014,858)            (270,330)
                                  ------------    -----------       ------------          -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................    695,181,649     83,238,079        331,932,958           79,143,400
                                  ------------    -----------       ------------          -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................    695,653,918     86,639,115        349,717,516           80,066,451

NET ASSETS
  Beginning of period..........              0              0                  0                    0
                                  ------------    -----------       ------------          -----------
  End of period................   $695,653,918    $86,639,115       $349,717,516          $80,066,451
                                  ============    ===========       ============          ===========

  Beginning units..............              0              0                  0                    0
                                  ------------    -----------       ------------          -----------
  Units issued.................     77,347,847      9,433,133         34,505,227           10,995,003
  Units redeemed...............     (4,218,496)    (1,185,676)        (2,194,806)          (2,734,668)
                                  ------------    -----------       ------------          -----------
  Ending units.................     73,129,351      8,247,457         32,310,421            8,260,335
                                  ============    ===========       ============          ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A55

                            SUBACCOUNTS (CONTINUED)
                         ----------------------------

                         AST AQR LARGE- AST QMA LARGE-
                         CAP PORTFOLIO  CAP PORTFOLIO
                         -------------- --------------
                          04/29/2013*    04/29/2013*
                               TO             TO
                           12/31/2013     12/31/2013
                         -------------- --------------
                           $  (3,614)      $   (410)
                                   0              0
                              10,275            131
                              49,479          8,263
                           ---------       --------

                              56,140          7,984
                           ---------       --------

                             545,118         58,785
                                   0              0
                            (101,746)        (1,279)
                             266,182         70,203
                                 (28)           (38)
                           ---------       --------

                             709,526        127,671
                           ---------       --------

                             765,666        135,655

                                   0              0
                           ---------       --------
                           $ 765,666       $135,655
                           =========       ========

                                   0              0
                           ---------       --------
                             127,930         11,821
                             (62,203)          (219)
                           ---------       --------
                              65,727         11,602
                           =========       ========

*  Date subaccount became available for investment

                                      A56

                       NOTES TO FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                               DECEMBER 31, 2013

NOTE 1: GENERAL

        Pruco Life Flexible Premium Variable Annuity Account (the "Account") was established on June 16, 1995 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life"), which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a wholly-owned subsidiary of Prudential Financial, Inc. ("PFI"). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Pruco Life's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct. Proceeds from purchases of the following contracts are invested in the Account:

        Strategic Partners Variable Annuity One
        Strategic Partners Variable Annuity One 3
        Strategic Partners Select
        Strategic Partners Advisor
        Strategic Partners Plus
        Strategic Partners FlexElite
        Discovery Preferred
        Discovery Select
        Discovery Choice
        Prudential Premier B, L, X Series
        Prudential Premier Bb Series
        Prudential Premier Retirement X, B, L, C Series
        Prudential Premier Advisor
        Prudential Premier Retirement Variable Annuity
        Prudential Defined Income Annuity

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are one hundred twenty six subaccounts within the Account, of which one hundred twenty five had activity during 2013. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the "Portfolios"). Investment options vary by contract.

        The name of each Portfolio and the corresponding subaccount name are as follows:
AllianceBernstein Large Cap Growth Portfolio Class B
VP Value Fund
AST Academic Strategies Asset Allocation Portfolio
AST Advanced Strategies Portfolio
AST AQR Emerging Markets Equity Portfolio
AST AQR Large-Cap Portfolio
AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio
AST BlackRock iShares ETF Portfolio
AST Bond Portfolio 2016*
AST Bond Portfolio 2017
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Bond Portfolio 2020
AST Bond Portfolio 2021
AST Bond Portfolio 2022
AST Bond Portfolio 2023
AST Bond Portfolio 2024
AST Capital Growth Asset Allocation Portfolio
AST ClearBridge Dividend Growth Portfolio
AST Cohen & Steers Realty Portfolio
AST Defensive Asset Allocation Portfolio
AST Federated Aggressive Growth Portfolio
AST FI Pyramis(R) Asset Allocation Portfolio
AST First Trust Balanced Target Portfolio
AST Franklin Templeton Founding Funds Allocation Portfolio
AST Franklin Templeton Founding Funds Plus Portfolio
AST Global Real Estate Portfolio
AST Goldman Sachs Concentrated Growth Portfolio
AST Goldman Sachs Large-Cap Value Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Goldman Sachs Multi-Asset Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Herndon Large-Cap Value Portfolio
AST High Yield Portfolio
AST International Growth Portfolio
AST International Value Portfolio
AST Investment Grade Bond Portfolio
AST J.P. Morgan Global Thematic Portfolio
AST J.P. Morgan International Equity Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Jennison Large-Cap Value Portfolio
AST Large-Cap Value Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio
AST Lord Abbett Core Fixed Income Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Portfolio

                                      A57

AST MFS Large-Cap Value Portfolio
AST Mid-Cap Value Portfolio
AST Money Market Portfolio
AST Multi-Sector Fixed Income Portfolio
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
AST Neuberger Berman Core Bond Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST New Discovery Asset Allocation Portfolio
AST Parametric Emerging Markets Equity Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST PIMCO Total Return Bond Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Core Bond Portfolio
AST Prudential Growth Allocation Portfolio
AST QMA Emerging Markets Equity Portfolio
AST QMA Large-Cap Portfolio
AST QMA US Equity Alpha Portfolio
AST Quantitative Modeling Portfolio
AST RCM World Trends Portfolio
AST Schroders Global Tactical Portfolio
AST Schroders Multi-Asset World Strategies Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Equity Income Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Templeton Global Bond Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Western Asset Core Plus Bond Portfolio
AST Western Asset Emerging Markets Debt Portfolio
Davis Value Portfolio
FTVIP Franklin Small-Mid Cap Growth Securities Fund - Class 2
Invesco V.I. Core Equity Fund
Janus Aspen Janus Portfolio - Institutional Shares
Janus Aspen Janus Portfolio - Service Shares
Janus Aspen Overseas Portfolio - Institutional Shares
MFS(R) Growth Series - Initial Class
MFS(R) Research Series - Initial Class
NVIT Developing Markets Fund
ProFund VP Consumer Goods Portfolio
ProFund VP Consumer Services
ProFund VP Financials
ProFund VP Health Care
ProFund VP Industrials
ProFund VP Large-Cap Growth
ProFund VP Large-Cap Value
ProFund VP Mid-Cap Growth
ProFund VP Mid-Cap Value
ProFund VP Real Estate
ProFund VP Small-Cap Growth
ProFund VP Small-Cap Value
ProFund VP Telecommunications
ProFund VP Utilities
Prudential Conservative Balanced Portfolio
Prudential Diversified Bond Portfolio
Prudential Equity Portfolio
Prudential Flexible Managed Portfolio
Prudential Global Portfolio
Prudential High Yield Bond Portfolio
Prudential Jennison 20/20 Focus Portfolio
Prudential Jennison Portfolio
Prudential Money Market Portfolio
Prudential Natural Resources Portfolio
Prudential Small Capitalization Stock Portfolio
Prudential SP International Growth Portfolio
Prudential SP International Value Portfolio
Prudential SP Prudential U.S. Emerging Growth Portfolio
Prudential SP Small Cap Value Portfolio
Prudential Stock Index Portfolio
Prudential Value Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price International Stock Portfolio
Wells Fargo Advantage VT International Equity Fund Class 1
Wells Fargo Advantage VT Omega Growth Fund Class 1
Wells Fargo Advantage VT Opportunity Fund - Class 1
Wells Fargo Advantage VT Small Cap Growth Fund Class 1
Wells Fargo Advantage VT Small Cap Value Fund Class 1
        --------
        * Subaccount available for investment but had no assets as of December 31, 2013

        The Portfolios are diversified open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these mutual funds is available upon request to the appropriate companies.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the

                                      A58
        financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

        Investments--The investments in shares of the Portfolios are stated at the net asset value of the respective Portfolios, which is obtained from the custodian and is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccount.

        Security Transactions--Realized gains and losses on security transactions are determined based upon an average cost of the investment sold. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Dividend Income and Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

        NEW ACCOUNTING PRONOUNCEMENTS

        In June 2013, the Financial Accounting Standards Board issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. Under the guidance, all entities regulated under the Investment Company Act of 1940 automatically qualify as investment companies, while all other entities need to consider both the fundamental and typical characteristics of an investment company in determining whether they qualify as investment companies. This new guidance is effective for interim or annual reporting periods that begin after December 15, 2013, and should be applied prospectively. This guidance does not have an effect on the Account's net assets or results of operations.

NOTE 3: FAIR VALUE

        Fair Value Measurement--Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

        Level 1--Fair value is based on unadjusted quoted prices in active markets that are accessible to the Account for identical investments. These generally provide the most reliable evidence and are used to measure fair value whenever available. Investments which have a net asset value which is readily available to the public are classified as Level 1.

        Level 2--Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar securities, quoted market prices in markets that are not active for identical or similar securities, and other market observable inputs. Investments which have a net asset value which is only available to institutional clients are classified as Level 2.

        Level 3--Fair value is based on at least one or more significant unobservable inputs for the investment. As of December 31, 2013, the Account did not have any Level 3 investments.

                                      A59

        As of December 31, 2013, all investments have been classified as Level 1 with the exception of proprietary funds, consisting of The Prudential Series Fund, the Advanced Series Trust and any non-proprietary funds where the net asset value is not readily observable by the public, which are classified as Level 2. The Level 2 investments as of December 31, 2013, are presented below.

Proprietary Funds (The Prudential Series Fund and the Advanced Series Trust). $80,665,389,952
Wells Fargo Advantage VT Opportunity Fund - Class 1.......................... $     1,674,483

        TRANSFERS BETWEEN LEVEL 1 AND LEVEL 2

        Periodically there are transfers between Level 1 and Level 2 for assets held in the Account. The classification of the Account investments may vary dependent on the availability of information to the public. Should an investment's net asset value become publicly observable, the investment would be transferred from Level 2 to Level 1, and conversely transferred out of Level 1 and into Level 2 when a net asset value is no longer readily available to the public. During 2013, there were no transfers from Level 1 to Level 2. There were transfers from Level 2 to Level 1 as presented below. The transfers are based on values as of December 31, 2012.

   AllianceBernstein Large Cap Growth Portfolio Class B......... $ 5,274,054
   Davis Value Portfolio........................................ $26,877,517
   Janus Aspen Janus Portfolio - Service Shares................. $10,868,128
   Janus Aspen Janus Portfolio - Institutional Shares........... $55,619,843
   Janus Aspen Overseas Portfolio - Institutional Shares........ $95,789,817
   NVIT Developing Market Fund.................................. $13,170,440
   ProFund VP Consumer Services................................. $   176,975
   ProFund VP Consumer Goods Portfolio.......................... $   423,964
   ProFund VP Financials........................................ $   895,242
   ProFund VP Health Care....................................... $ 1,228,303
   ProFund VP Industrials....................................... $   268,622
   ProFund VP Mid-Cap Growth.................................... $   372,960
   ProFund VP Mid-Cap Value..................................... $   645,350
   ProFund VP Real Estate....................................... $   495,813
   ProFund VP Small-Cap Growth.................................. $   410,629
   ProFund VP Small-Cap Value................................... $   313,615
   ProFund VP Telecommunications................................ $   212,950
   ProFund VP Utilities......................................... $   651,289
   ProFund VP Large-Cap Growth.................................. $   767,355
   ProFund VP Large-Cap Value................................... $   877,713
   Wells Fargo Advantage VT International Equity Fund - Class 1. $   603,027
   Wells Fargo Advantage VT Omega Growth Fund - Class 1......... $ 1,090,514
   Wells Fargo Advantage VT Small Cap Growth Fund - Class 1..... $   501,105
   Wells Fargo Advantage VT Small Cap Value Fund - Class 1...... $ 1,298,615

NOTE 4: TAXES

        Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

                                      A60

NOTE 5: PURCHASES AND SALES OF INVESTMENTS


        The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the year ended December 31, 2013 were as follows:

                                                                 PURCHASES       SALES
                                                               -------------- ------------
Prudential Money Market Portfolio............................. $   36,551,073 $ 63,166,966
Prudential Diversified Bond Portfolio......................... $    1,414,110 $ 34,932,687
Prudential Equity Portfolio................................... $    1,327,633 $ 29,798,982
Prudential Flexible Managed Portfolio......................... $      577,500 $  2,320,486
Prudential Conservative Balanced Portfolio.................... $      556,179 $  3,484,734
Prudential Value Portfolio.................................... $    3,204,781 $ 49,296,107
Prudential High Yield Bond Portfolio.......................... $    5,616,392 $ 34,738,597
Prudential Natural Resources Portfolio........................ $      151,739 $  1,144,699
Prudential Stock Index Portfolio.............................. $    5,960,368 $ 48,148,850
Prudential Global Portfolio................................... $    1,384,391 $  9,018,014
Prudential Jennison Portfolio................................. $    3,392,339 $ 43,173,605
Prudential Small Capitalization Stock Portfolio............... $    1,590,355 $  8,324,783
T. Rowe Price International Stock Portfolio................... $      827,707 $  2,841,587
T. Rowe Price Equity Income Portfolio......................... $    1,519,609 $  8,350,395
Invesco V.I. Core Equity Fund................................. $      281,201 $ 11,842,235
Janus Aspen Janus Portfolio - Institutional Shares............ $      213,721 $  8,032,617
Janus Aspen Overseas Portfolio - Institutional Shares......... $      504,845 $ 13,021,171
MFS(R) Research Series - Initial Class........................ $      912,636 $  2,412,170
MFS(R) Growth Series - Initial Class.......................... $    1,049,310 $  6,945,919
VP Value Fund................................................. $    2,700,130 $  3,926,439
FTVIP Franklin Small-Mid Cap Growth Securities Fund - Class 2. $      867,519 $  4,524,729
Prudential Jennison 20/20 Focus Portfolio..................... $      934,489 $  8,278,195
Davis Value Portfolio......................................... $      168,979 $  4,642,069
AllianceBernstein Large Cap Growth Portfolio Class B.......... $    1,284,797 $  1,286,453
Prudential SP Small Cap Value Portfolio....................... $    2,376,923 $ 21,205,074
Janus Aspen Janus Portfolio - Service Shares.................. $      296,490 $  2,128,238
Prudential SP Prudential U.S. Emerging Growth Portfolio....... $    2,433,527 $ 22,516,632
Prudential SP International Growth Portfolio.................. $    1,646,827 $  8,244,871
Prudential SP International Value Portfolio................... $    1,009,878 $  6,802,760
AST Goldman Sachs Large-Cap Value Portfolio................... $   60,872,163 $ 37,747,822
AST Schroders Multi-Asset World Strategies Portfolio.......... $  469,402,055 $391,428,919
AST Cohen & Steers Realty Portfolio........................... $   67,136,143 $ 57,912,004
AST J.P. Morgan Strategic Opportunities Portfolio............. $  278,815,168 $163,653,158
AST Herndon Large-Cap Value Portfolio......................... $   33,898,852 $ 33,431,720
AST High Yield Portfolio...................................... $   78,552,742 $ 88,330,447
AST Federated Aggressive Growth Portfolio..................... $   45,709,163 $ 43,741,306
AST Mid-Cap Value Portfolio................................... $   32,733,995 $ 27,121,548
AST Small-Cap Value Portfolio................................. $   41,152,977 $ 28,133,432
AST Goldman Sachs Concentrated Growth Portfolio............... $   46,689,230 $ 38,828,197
AST Goldman Sachs Mid-Cap Growth Portfolio.................... $   66,305,128 $ 47,894,563
AST Large-Cap Value Portfolio................................. $   81,190,691 $ 52,377,738
AST Lord Abbett Core Fixed Income Portfolio................... $  127,522,993 $ 96,345,826
AST Loomis Sayles Large-Cap Growth Portfolio.................. $   44,452,364 $ 56,040,122
AST MFS Growth Portfolio...................................... $   35,125,181 $ 24,947,626
AST Neuberger Berman Mid-Cap Growth Portfolio................. $   62,236,352 $ 45,842,554
AST Neuberger Berman / LSV Mid-Cap Value Portfolio............ $   91,748,494 $ 40,772,084
AST PIMCO Limited Maturity Bond Portfolio..................... $   55,557,416 $ 84,010,455
AST T. Rowe Price Equity Income Portfolio..................... $   72,778,239 $ 39,397,159
AST QMA US Equity Alpha Portfolio............................. $   34,227,487 $ 22,853,088
AST T. Rowe Price Natural Resources Portfolio................. $   78,440,333 $102,903,384
AST T. Rowe Price Asset Allocation Portfolio.................. $1,511,470,234 $330,839,349
AST MFS Global Equity Portfolio............................... $  110,855,314 $ 40,882,171
AST J.P. Morgan International Equity Portfolio................ $   61,751,048 $ 39,404,964
AST Templeton Global Bond Portfolio........................... $   49,013,486 $ 39,525,389
AST Wellington Management Hedged Equity Portfolio............. $  530,042,714 $ 76,647,372
AST Capital Growth Asset Allocation Portfolio................. $1,330,132,811 $410,011,526

                                      A61

                                                                PURCHASES        SALES
                                                              -------------- --------------
AST Academic Strategies Asset Allocation Portfolio........... $  665,867,245 $  688,816,165
AST Balanced Asset Allocation Portfolio...................... $  899,790,712 $  450,122,275
AST Preservation Asset Allocation Portfolio.................. $  635,451,970 $  697,375,282
AST First Trust Balanced Target Portfolio.................... $  615,822,921 $  247,176,925
AST Prudential Growth Allocation Portfolio................... $1,016,119,971 $  499,431,657
AST Advanced Strategies Portfolio............................ $1,186,713,180 $  292,014,221
AST T. Rowe Price Large-Cap Growth Portfolio................. $  130,980,461 $   89,098,849
AST Money Market Portfolio................................... $  366,015,109 $  392,887,505
AST Small-Cap Growth Portfolio............................... $   71,883,391 $   45,358,753
AST PIMCO Total Return Bond Portfolio........................ $  380,249,594 $  465,877,744
AST International Value Portfolio............................ $   27,418,470 $   19,362,437
AST International Growth Portfolio........................... $   32,494,411 $   25,565,041
NVIT Developing Markets Fund................................. $      930,390 $    3,125,939
AST Investment Grade Bond Portfolio.......................... $2,681,175,427 $5,193,327,955
AST Western Asset Core Plus Bond Portfolio................... $  130,660,628 $  112,849,280
AST Bond Portfolio 2018...................................... $   55,480,328 $  116,985,732
AST Bond Portfolio 2019...................................... $   16,729,888 $   25,329,120
AST Global Real Estate Portfolio............................. $   35,766,122 $   28,001,918
AST Parametric Emerging Markets Equity Portfolio............. $   87,177,179 $   67,928,313
AST Goldman Sachs Small-Cap Value Portfolio.................. $   79,246,681 $   49,539,293
AST Schroders Global Tactical Portfolio...................... $  752,646,877 $  177,097,860
AST RCM World Trends Portfolio............................... $  672,073,632 $  255,652,508
AST J.P. Morgan Global Thematic Portfolio.................... $  442,005,425 $  160,571,288
AST Goldman Sachs Multi-Asset Portfolio...................... $  403,048,153 $  246,234,566
AST FI Pyramis(R) Asset Allocation Portfolio................. $  596,653,920 $  103,391,011
ProFund VP Consumer Services................................. $      354,585 $      125,871
ProFund VP Consumer Goods Portfolio.......................... $      206,276 $      323,962
ProFund VP Financials........................................ $      481,570 $      768,721
ProFund VP Health Care....................................... $    1,160,975 $    1,070,641
ProFund VP Industrials....................................... $      171,876 $      135,121
ProFund VP Mid-Cap Growth.................................... $      382,378 $      269,372
ProFund VP Mid-Cap Value..................................... $      620,178 $      704,733
ProFund VP Real Estate....................................... $      177,595 $      225,258
ProFund VP Small-Cap Growth.................................. $      877,310 $      348,919
ProFund VP Small-Cap Value................................... $      470,325 $      471,497
ProFund VP Telecommunications................................ $      125,035 $      195,543
ProFund VP Utilities......................................... $      160,559 $      340,384
ProFund VP Large-Cap Growth.................................. $      296,539 $      139,599
ProFund VP Large-Cap Value................................... $      717,379 $      556,112
AST Jennison Large-Cap Value Portfolio....................... $   22,974,122 $   19,122,206
AST Jennison Large-Cap Growth Portfolio...................... $   30,887,604 $   25,322,368
AST Bond Portfolio 2020...................................... $   52,632,114 $   21,706,065
AST Bond Portfolio 2017...................................... $   55,916,861 $  116,439,572
AST Bond Portfolio 2021...................................... $   50,879,841 $  152,399,050
Wells Fargo Advantage VT International Equity Fund - Class 1. $        2,041 $      117,990
Wells Fargo Advantage VT Omega Growth Fund - Class 1......... $       77,882 $      163,294
Wells Fargo Advantage VT Small Cap Growth Fund - Class 1..... $       15,222 $      140,408
Wells Fargo Advantage VT Small Cap Value Fund - Class 1...... $       32,338 $      328,546
AST Bond Portfolio 2022...................................... $   39,387,189 $   97,200,744
AST Quantitative Modeling Portfolio.......................... $  119,009,673 $    8,312,163
AST BlackRock Global Strategies Portfolio.................... $  337,393,241 $  132,151,652
Wells Fargo Advantage VT Opportunity Fund - Class 1.......... $       16,196 $      283,809
AST Prudential Core Bond Portfolio........................... $   72,293,491 $   49,495,357
AST Neuberger Berman Core Bond Portfolio..................... $   21,741,651 $   19,902,117
AST Bond Portfolio 2023...................................... $  394,645,463 $  215,122,776
AST Franklin Templeton Founding Funds Allocation Portfolio... $  478,206,558 $  265,638,000
AST New Discovery Asset Allocation Portfolio................. $  183,443,766 $   36,498,174
AST Western Asset Emerging Markets Debt Portfolio............ $    2,822,521 $    1,715,368
AST MFS Large-Cap Value Portfolio............................ $   15,808,818 $    2,970,991
AST Bond Portfolio 2024...................................... $  134,768,644 $   67,974,124
AST AQR Emerging Markets Equity Portfolio.................... $    1,562,935 $      401,206

                                      A62

                                                        PURCHASES      SALES
                                                       ------------ -----------
 AST ClearBridge Dividend Growth Portfolio............ $ 19,107,620 $ 2,520,323
 AST QMA Emerging Markets Equity Portfolio............ $    513,906 $    52,661
 AST Multi-Sector Fixed Income Portfolio.............. $695,717,351 $ 3,914,433
 AST BlackRock iShares ETF Portfolio.................. $ 91,759,503 $ 8,996,765
 AST Franklin Templeton Founding Funds Plus Portfolio. $339,565,883 $ 9,388,304
 AST Defensive Asset Allocation Portfolio............. $ 99,443,699 $20,760,160
 AST AQR Large-Cap Portfolio.......................... $  1,283,832 $   577,920
 AST QMA Large-Cap Portfolio.......................... $    130,024 $     2,763

NOTE 6: RELATED PARTY TRANSACTIONS

        The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

        PFI and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

        The Prudential Series Fund has entered into a management agreement with Prudential Investments LLC ("PI") and the Advanced Series Trust has entered into a management agreement with PI and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of PFI (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers' performance of such services with respect to each portfolio. The Investment Managers have entered into subadvisory agreements with several subadvisers, including Prudential Investment Management, Inc., Jennison Associates LLC, and Quantitative Management Associates which are indirect, wholly-owned subsidiaries of PFI.

        The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of each portfolio. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the portfolios. However, service fees are paid to PIMS as distributor of the Class II shares of the portfolios. The Account invests only in Class I shares of The Prudential Series Fund, not Class II shares.

        The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors Inc. ("PAD"), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the shares of each portfolio. Each portfolio of the Advanced Series Trust (except for AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Franklin Templeton Founding Funds Plus Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio, and the assets of AST Academic Strategies Asset Allocation Portfolio that are invested in other portfolios of the Advanced Series Trust) pays a distribution and service fee to PAD of 0.10% of the average daily net assets of each portfolio.

        The Investment Managers have contractually agreed to reimburse certain portfolios of The Prudential Series Fund and the Advanced Series Trust the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio's average daily net assets.


                                      A63

        PI has voluntarily agreed to waive a portion of its management fee equal to an annual rate of 0.05% of the average daily net assets of the Prudential Stock Index Portfolio. In order to support the income yield, PI has also voluntarily agreed to limit the management fees of the Prudential Money Market Portfolio such that the 1-day annualized yield (excluding capital gain or loss) does not fall below 0.00%. The waiver is voluntary and may be modified or terminated by PI at any time without notice.

        PI has voluntarily agreed to reimburse expenses and/or waive its management fees so that the indirect fees and expenses the Academic Strategies Portfolio incurs from its investment in underlying funds does not exceed an annual rate of 0.685% of the Academic Strategies Portfolio average daily net assets.

        The Advanced Series Trust has voluntarily agreed to waive two-thirds of the incremental increase in the net management fee received by the Advanced Series Trust as a result of the underlying voluntary subadviser fee discount of the AST T. Rowe Price Large-Cap Growth Portfolio and AST QMA Large-Cap Portfolio. This expense limitation is voluntary and may be modified or terminated by the Advanced Series Trust at any time without notice.

        Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

NOTE 7: FINANCIAL HIGHLIGHTS

        Pruco Life sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options.

                               AT YEAR ENDED                             FOR YEAR ENDED
                   --------------------------------------  ---------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**    TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ---------------------  -------- ---------- -----------------  ----------------
                                         PRUDENTIAL MONEY MARKET PORTFOLIO****
                   ------------------------------------------------------------------------------------
December 31, 2013  127,983 $0.96168 to  $10.02367 $150,930   0.00%    1.00%  to   2.10%  -2.05% to  -0.99%
December 31, 2012  149,308 $0.98047 to  $10.12341 $177,543   0.01%    1.00%  to   2.10%  -2.05% to  -0.98%
December 31, 2011  171,807 $0.99939 to  $10.22387 $207,800   0.02%    1.00%  to   2.10%  -2.03% to  -0.96%
December 31, 2010  198,480 $1.01802 to  $10.32322 $242,080   0.03%    1.00%  to   2.45%  -2.36% to  -0.96%
December 31, 2009  193,139 $1.03827 to  $10.51904 $228,214   0.44%    1.00%  to   2.10%  -1.91% to  -0.60%

                                         PRUDENTIAL DIVERSIFIED BOND PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2013   81,007 $1.97826 to  $ 2.40199 $194,199   3.94%    1.35%  to   1.65%  -2.33% to  -2.05%
December 31, 2012   93,666 $2.02539 to  $ 2.45301 $229,314   4.39%    1.35%  to   1.65%   8.88% to   9.20%
December 31, 2011  102,710 $1.86014 to  $ 2.24741 $230,380   4.29%    1.35%  to   1.65%   5.78% to   6.08%
December 31, 2010  114,526 $1.75857 to  $ 2.11964 $242,277   4.20%    1.35%  to   1.65%   8.78% to   9.10%
December 31, 2009  127,376 $1.61669 to  $ 1.94392 $247,133   4.69%    1.35%  to   1.65%  18.56% to  18.91%

                                              PRUDENTIAL EQUITY PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2013   79,925 $1.69020 to  $ 2.89713 $214,130   0.00%    1.35%  to   2.00%  30.92% to  31.75%
December 31, 2012   90,862 $1.28661 to  $ 2.19998 $184,958   0.60%    1.35%  to   2.00%  11.45% to  12.17%
December 31, 2011  103,849 $1.15047 to  $ 1.96226 $188,373   0.68%    1.35%  to   2.00%  -5.36% to  -4.75%
December 31, 2010  120,853 $1.21137 to  $ 2.06117 $229,570   0.79%    1.35%  to   2.00%   9.71% to  10.41%
December 31, 2009  137,058 $1.10036 to  $ 1.86775 $236,025   1.60%    1.35%  to   2.00%  35.47% to  36.32%

                                      A64

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ---------------------  -------- ---------- -----------------  ------------------
                                          PRUDENTIAL FLEXIBLE MANAGED PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013    5,642 $2.53115 to  $ 2.53115 $ 14,280   0.00%    1.40%  to   1.40%   18.48% to   18.48%
December 31, 2012    6,313 $2.13628 to  $ 2.13628 $ 13,487   1.92%    1.40%  to   1.40%   11.80% to   11.80%
December 31, 2011    7,096 $1.91077 to  $ 1.91077 $ 13,559   1.97%    1.40%  to   1.40%    2.90% to    2.90%
December 31, 2010    7,982 $1.85698 to  $ 1.85698 $ 14,822   2.24%    1.40%  to   1.40%   10.48% to   10.48%
December 31, 2009    9,162 $1.68077 to  $ 1.68077 $ 15,399   3.51%    1.40%  to   1.40%   18.30% to   18.30%

                                       PRUDENTIAL CONSERVATIVE BALANCED PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013    8,177 $2.40130 to  $ 2.40130 $ 19,636   0.00%    1.40%  to   1.40%   14.55% to   14.55%
December 31, 2012    9,349 $2.09636 to  $ 2.09636 $ 19,598   2.09%    1.40%  to   1.40%    9.69% to    9.69%
December 31, 2011   10,584 $1.91117 to  $ 1.91117 $ 20,228   2.28%    1.40%  to   1.40%    3.16% to    3.16%
December 31, 2010   12,140 $1.85264 to  $ 1.85264 $ 22,491   2.45%    1.40%  to   1.40%   10.20% to   10.20%
December 31, 2009   14,098 $1.68120 to  $ 1.68120 $ 23,701   3.77%    1.40%  to   1.40%   18.36% to   18.36%

                                               PRUDENTIAL VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  116,026 $1.86670 to  $ 3.72763 $316,368   0.00%    1.35%  to   2.00%   30.49% to   31.32%
December 31, 2012  133,540 $1.42920 to  $ 2.83999 $276,927   0.98%    1.35%  to   2.00%   12.37% to   13.09%
December 31, 2011  154,555 $1.27064 to  $ 2.51241 $283,061   1.02%    1.35%  to   2.00%   -7.43% to   -6.83%
December 31, 2010  180,228 $1.37128 to  $ 2.69800 $353,298   0.99%    1.35%  to   2.00%   11.63% to   12.34%
December 31, 2009  112,546 $1.22726 to  $10.34659 $228,866   2.07%    1.35%  to   2.00%   38.67% to   40.04%

                                          PRUDENTIAL HIGH YIELD BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   47,473 $2.06706 to  $14.41969 $201,311   6.32%    1.35%  to   2.00%    5.15% to    5.81%
December 31, 2012   53,646 $1.95903 to  $13.63244 $215,814   6.92%    1.35%  to   2.00%   12.18% to   12.90%
December 31, 2011   59,815 $1.74036 to  $12.08103 $219,331   7.45%    1.35%  to   2.50%    2.54% to    3.69%
December 31, 2010   67,908 $1.68340 to  $11.65524 $244,422   8.32%    1.35%  to   2.60%   11.16% to   12.53%
December 31, 2009   77,867 $1.50037 to  $10.36252 $250,477   5.55%    1.35%  to   2.00%    3.33% to   45.21%

                                         PRUDENTIAL NATURAL RESOURCES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013    1,009 $7.77806 to  $ 7.77806 $  7,850   0.00%    1.40%  to   1.40%    8.70% to    8.70%
December 31, 2012    1,128 $7.15524 to  $ 7.15524 $  8,075   0.47%    1.40%  to   1.40%   -3.82% to   -3.82%
December 31, 2011    1,345 $7.43963 to  $ 7.43963 $ 10,005   0.19%    1.40%  to   1.40%  -20.15% to  -20.15%
December 31, 2010    1,685 $9.31742 to  $ 9.31742 $ 15,700   0.43%    1.40%  to   1.40%   26.22% to   26.22%
December 31, 2009    1,900 $7.38206 to  $ 7.38206 $ 14,027   0.72%    1.40%  to   1.40%   74.66% to   74.66%

                                            PRUDENTIAL STOCK INDEX PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  130,864 $1.27465 to  $ 2.92538 $316,543   0.00%    1.35%  to   2.00%   29.31% to   30.14%
December 31, 2012  148,556 $0.98286 to  $ 2.24908 $276,210   1.71%    1.35%  to   2.00%   13.40% to   14.14%
December 31, 2011  169,900 $0.86409 to  $ 1.97156 $276,321   1.62%    1.35%  to   2.00%   -0.05% to    0.60%
December 31, 2010  197,334 $0.86195 to  $ 1.96089 $318,094   1.77%    1.35%  to   2.00%   12.34% to   13.06%
December 31, 2009  224,226 $0.76501 to  $ 1.73514 $319,014   2.82%    1.35%  to   2.00%   23.61% to   24.41%

                                               PRUDENTIAL GLOBAL PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   30,874 $1.15067 to  $ 2.51978 $ 67,256   0.00%    1.35%  to   2.00%   24.79% to   25.59%
December 31, 2012   34,277 $0.91935 to  $ 2.00744 $ 59,622   1.61%    1.35%  to   2.00%   15.21% to   15.95%
December 31, 2011   39,339 $0.79560 to  $ 1.73216 $ 59,072   1.57%    1.35%  to   2.00%   -8.80% to   -8.21%
December 31, 2010   45,509 $0.86969 to  $ 1.88807 $ 74,473   1.58%    1.35%  to   2.00%   10.53% to   11.24%
December 31, 2009   51,131 $0.78450 to  $ 1.69810 $ 74,998   2.91%    1.35%  to   2.00%   28.83% to   29.64%

                                              PRUDENTIAL JENNISON PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  120,569 $1.10982 to  $ 3.24547 $317,172   0.00%    1.35%  to   2.00%   34.96% to   35.83%
December 31, 2012  136,588 $0.81992 to  $ 2.39067 $264,878   0.16%    1.35%  to   2.00%   13.89% to   14.63%
December 31, 2011  156,398 $0.71775 to  $ 2.08665 $263,805   0.30%    1.35%  to   2.00%   -1.67% to   -1.03%
December 31, 2010  182,468 $0.72779 to  $ 2.10942 $309,345   0.44%    1.35%  to   2.00%    9.76% to   10.46%
December 31, 2009  193,983 $0.66114 to  $ 1.91072 $302,738   0.68%    1.35%  to   2.00%   40.23% to   41.12%

                                     PRUDENTIAL SMALL CAPITALIZATION STOCK PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   15,356 $3.33520 to  $ 5.06760 $ 67,442   0.00%    1.35%  to   1.65%   38.67% to   39.08%
December 31, 2012   16,924 $2.40521 to  $ 3.64564 $ 53,499   0.61%    1.35%  to   1.65%   14.14% to   14.48%
December 31, 2011   19,186 $2.10724 to  $ 3.18624 $ 53,031   0.81%    1.35%  to   1.65%   -1.07% to   -0.78%
December 31, 2010   22,234 $2.13000 to  $ 3.21282 $ 62,028   0.82%    1.35%  to   1.65%   23.89% to   24.25%
December 31, 2009   24,533 $1.71932 to  $ 2.58701 $ 55,161   1.86%    1.35%  to   1.65%   23.16% to   23.51%

                                       T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   13,481 $1.21548 to  $ 1.66761 $ 22,371   0.85%    1.35%  to   1.65%   12.20% to   12.54%
December 31, 2012   14,599 $1.08327 to  $ 1.48263 $ 21,529   1.22%    1.35%  to   1.65%   16.51% to   16.86%
December 31, 2011   16,365 $0.92976 to  $ 1.26936 $ 20,660   1.48%    1.35%  to   1.65%  -14.25% to  -14.00%
December 31, 2010   18,469 $1.08424 to  $ 1.47671 $ 27,104   0.93%    1.35%  to   1.65%   12.60% to   12.92%
December 31, 2009   19,690 $0.96293 to  $ 1.30828 $ 25,610   2.73%    1.35%  to   1.65%   49.91% to   50.37%

                                      A65

                              AT YEAR ENDED                             FOR YEAR ENDED
                   ------------------------------------  -----------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)  LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ --------------------  -------- ---------- -----------------  ------------------
                                         T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2013  25,950 $1.97830 to  $3.08233 $ 79,490   1.54%    1.35%  to   1.65%   27.62% to   27.99%
December 31, 2012  28,067 $1.55020 to  $2.40943 $ 67,182   2.14%    1.35%  to   1.65%   15.24% to   15.58%
December 31, 2011  31,233 $1.34518 to  $2.08566 $ 64,734   1.73%    1.35%  to   1.65%   -2.32% to   -2.03%
December 31, 2010  34,755 $1.37716 to  $2.13003 $ 73,513   1.89%    1.35%  to   1.65%   13.16% to   13.49%
December 31, 2009  38,561 $1.21705 to  $1.87780 $ 71,894   2.00%    1.35%  to   1.65%   23.56% to   23.93%

                                             INVESCO V.I. CORE EQUITY FUND
                   ------------------------------------------------------------------------------------
December 31, 2013  38,677 $1.33567 to  $2.55624 $ 97,180   1.38%    1.35%  to   1.65%   27.15% to   27.53%
December 31, 2012  43,198 $1.05048 to  $2.00552 $ 85,180   0.96%    1.35%  to   1.65%   12.02% to   12.36%
December 31, 2011  49,252 $0.93773 to  $1.78573 $ 86,494   0.94%    1.35%  to   1.65%   -1.68% to   -1.40%
December 31, 2010  56,457 $0.95379 to  $1.81190 $100,796   0.96%    1.35%  to   1.65%    7.77% to    8.09%
December 31, 2009  64,231 $0.88500 to  $1.67706 $106,158   1.83%    1.35%  to   1.65%   26.20% to   26.61%

                                  JANUS ASPEN JANUS PORTFOLIO -- INSTITUTIONAL SHARES
                   ------------------------------------------------------------------------------------
December 31, 2013  28,310 $1.09299 to  $2.28537 $ 63,509   0.78%    1.35%  to   1.65%   28.22% to   28.60%
December 31, 2012  31,863 $0.85244 to  $1.77801 $ 55,620   0.55%    1.35%  to   1.65%   16.66% to   17.01%
December 31, 2011  35,341 $0.73068 to  $1.52032 $ 52,765   0.58%    1.35%  to   1.65%   -6.83% to   -6.57%
December 31, 2010  40,445 $0.78421 to  $1.62786 $ 64,687   1.09%    1.35%  to   1.65%   12.67% to   12.99%
December 31, 2009  45,286 $0.69604 to  $1.44140 $ 64,093   0.53%    1.35%  to   1.65%   34.14% to   34.54%

                                JANUS ASPEN OVERSEAS PORTFOLIO -- INSTITUTIONAL SHARES
                   ------------------------------------------------------------------------------------
December 31, 2013  25,331 $2.12113 to  $3.84746 $ 96,032   3.13%    1.35%  to   1.65%   12.70% to   13.04%
December 31, 2012  28,534 $1.88205 to  $3.40535 $ 95,790   0.69%    1.35%  to   1.65%   11.62% to   11.96%
December 31, 2011  32,274 $1.68615 to  $3.04341 $ 96,776   0.47%    1.35%  to   1.65%  -33.27% to  -33.07%
December 31, 2010  37,127 $2.52677 to  $4.54962 $166,661   0.68%    1.35%  to   1.65%   23.28% to   23.64%
December 31, 2009  42,555 $2.04970 to  $3.68158 $154,549   0.56%    1.35%  to   1.65%   76.64% to   77.17%

                                        MFS(R) RESEARCH SERIES -- INITIAL CLASS
                   ------------------------------------------------------------------------------------
December 31, 2013   8,883 $1.50408 to  $2.45201 $ 21,700   0.33%    1.35%  to   1.65%   30.13% to   30.52%
December 31, 2012   9,422 $1.15583 to  $1.87950 $ 17,640   0.80%    1.35%  to   1.65%   15.36% to   15.72%
December 31, 2011  10,468 $1.00196 to  $1.62522 $ 16,928   0.85%    1.35%  to   1.65%   -2.07% to   -1.78%
December 31, 2010  11,770 $1.02309 to  $1.65543 $ 19,367   0.94%    1.35%  to   1.65%   14.02% to   14.36%
December 31, 2009  13,511 $0.89726 to  $1.44843 $ 19,464   1.49%    1.35%  to   1.65%   28.43% to   28.80%

                                         MFS(R) GROWTH SERIES -- INITIAL CLASS
                   ------------------------------------------------------------------------------------
December 31, 2013  25,118 $1.37938 to  $2.58719 $ 64,475   0.23%    1.35%  to   1.65%   34.63% to   35.03%
December 31, 2012  27,447 $1.02455 to  $1.91698 $ 52,206   0.00%    1.35%  to   1.65%   15.47% to   15.81%
December 31, 2011  30,886 $0.88728 to  $1.65595 $ 50,595   0.19%    1.35%  to   1.65%   -1.95% to   -1.65%
December 31, 2010  35,471 $0.90488 to  $1.68460 $ 59,323   0.12%    1.35%  to   1.65%   13.46% to   13.80%
December 31, 2009  40,132 $0.79756 to  $1.48114 $ 59,016   0.32%    1.35%  to   1.65%   35.43% to   35.83%

                                                     VP VALUE FUND
                   ------------------------------------------------------------------------------------
December 31, 2013  10,636 $2.38831 to  $2.90895 $ 30,803   1.65%    1.35%  to   1.65%   29.59% to   29.97%
December 31, 2012  10,985 $1.84301 to  $2.23925 $ 24,485   1.91%    1.35%  to   1.65%   12.71% to   13.05%
December 31, 2011  12,509 $1.63512 to  $1.98177 $ 24,681   2.03%    1.35%  to   1.65%   -0.62% to   -0.33%
December 31, 2010  13,742 $1.64535 to  $1.98934 $ 27,219   2.20%    1.35%  to   1.65%   11.58% to   11.91%
December 31, 2009  15,043 $1.47454 to  $1.77852 $ 26,635   5.79%    1.35%  to   1.65%   17.92% to   18.27%

                            FTVIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND -- CLASS 2
                   ------------------------------------------------------------------------------------
December 31, 2013  11,731 $1.51967 to  $2.64465 $ 30,317   0.00%    1.35%  to   1.65%   35.92% to   36.31%
December 31, 2012  13,253 $1.11808 to  $1.94109 $ 25,079   0.00%    1.35%  to   1.65%    9.04% to    9.37%
December 31, 2011  14,860 $1.02535 to  $1.77574 $ 25,731   0.00%    1.35%  to   1.65%   -6.37% to   -6.09%
December 31, 2010  16,566 $1.09508 to  $1.89197 $ 30,563   0.00%    1.35%  to   1.65%   25.55% to   25.93%
December 31, 2009  17,918 $0.87224 to  $1.50320 $ 26,268   0.00%    1.35%  to   1.65%   41.25% to   41.68%

                                       PRUDENTIAL JENNISON 20/20 FOCUS PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2013  22,694 $2.17940 to  $2.32560 $ 52,712   0.00%    1.35%  to   1.65%   27.77% to   28.15%
December 31, 2012  25,911 $1.70567 to  $1.81563 $ 46,983   0.00%    1.35%  to   1.65%    9.23% to    9.55%
December 31, 2011  29,076 $1.56151 to  $1.65810 $ 48,160   0.08%    1.35%  to   1.65%   -5.72% to   -5.44%
December 31, 2010  32,078 $1.65622 to  $1.75443 $ 56,225   0.00%    1.35%  to   1.65%    6.08% to    6.40%
December 31, 2009  35,692 $1.56131 to  $1.64969 $ 58,835   0.48%    1.35%  to   1.65%   55.28% to   55.73%

                                                 DAVIS VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2013  20,232 $1.47145 to  $1.53200 $ 30,760   0.84%    1.35%  to   1.65%   31.26% to   31.65%
December 31, 2012  23,262 $1.12101 to  $1.16370 $ 26,878   1.57%    1.35%  to   1.65%   11.23% to   11.57%
December 31, 2011  27,280 $1.00779 to  $1.04304 $ 28,266   0.81%    1.35%  to   1.65%   -5.73% to   -5.45%
December 31, 2010  31,083 $1.06904 to  $1.10314 $ 34,079   1.31%    1.35%  to   1.65%   10.93% to   11.25%
December 31, 2009  34,701 $0.96368 to  $0.99157 $ 34,218   0.88%    1.35%  to   1.65%   29.03% to   29.41%

                                      A66

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                              INVESTMENT
                   UNITS         UNIT VALUE        NET ASSETS   INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                    ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO CLASS B
                   -----------------------------------------------------------------------------------------
December 31, 2013    7,839 $ 0.88970 to  $ 0.92729 $    7,205   0.00%    1.35%  to   1.65%   34.78% to   35.18%
December 31, 2012    7,753 $ 0.66012 to  $ 0.68598 $    5,274   0.03%    1.35%  to   1.65%   14.23% to   14.58%
December 31, 2011    7,628 $ 0.57787 to  $ 0.59869 $    4,532   0.09%    1.35%  to   1.65%   -4.83% to   -4.56%
December 31, 2010    8,341 $ 0.60717 to  $ 0.62731 $    5,196   0.28%    1.35%  to   1.65%    8.05% to    8.37%
December 31, 2009    9,659 $ 0.56193 to  $ 0.57885 $    5,555   0.00%    1.35%  to   1.65%   34.88% to   35.31%

                                          PRUDENTIAL SP SMALL CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   45,199 $ 2.08949 to  $ 2.78722 $  116,216   0.00%    1.35%  to   2.00%   34.76% to   35.61%
December 31, 2012   52,822 $ 1.54910 to  $ 2.05619 $  100,418   0.45%    1.35%  to   2.00%   13.78% to   14.51%
December 31, 2011   62,060 $ 1.36006 to  $ 1.79660 $  103,381   0.68%    1.35%  to   2.00%   -4.67% to   -4.06%
December 31, 2010   72,892 $ 1.42540 to  $ 1.87355 $  127,033   0.65%    1.35%  to   2.00%   23.80% to   24.59%
December 31, 2009   84,747 $ 1.15021 to  $ 1.50448 $  119,017   1.52%    1.35%  to   2.00%   28.23% to   29.05%

                                       JANUS ASPEN JANUS PORTFOLIO -- SERVICE SHARES
                   -----------------------------------------------------------------------------------------
December 31, 2013    8,225 $ 0.90515 to  $ 2.03533 $   12,065   0.66%    1.40%  to   2.00%   27.44% to   28.20%
December 31, 2012    9,526 $ 0.70809 to  $ 1.58757 $   10,868   0.43%    1.40%  to   2.00%   15.96% to   16.65%
December 31, 2011   11,019 $ 0.60888 to  $ 1.36100 $   10,839   0.43%    1.40%  to   2.00%   -7.39% to   -6.84%
December 31, 2010   13,323 $ 0.65560 to  $ 1.46090 $   13,998   0.36%    1.40%  to   2.00%   12.02% to   12.68%
December 31, 2009   16,117 $ 0.58350 to  $ 1.29652 $   14,998   0.39%    1.40%  to   2.00%   33.34% to   34.14%

                                  PRUDENTIAL SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   51,864 $ 1.62968 to  $ 3.63925 $  137,598   0.00%    1.35%  to   2.00%   25.95% to   26.76%
December 31, 2012   59,367 $ 1.29003 to  $ 2.87251 $  124,761   0.41%    1.35%  to   2.00%   14.58% to   15.32%
December 31, 2011   69,627 $ 1.12252 to  $ 2.49218 $  128,003   0.59%    1.35%  to   2.00%    0.22% to    0.86%
December 31, 2010   84,602 $ 1.11678 to  $ 2.47225 $  155,289   0.41%    1.35%  to   2.00%   18.08% to   18.82%
December 31, 2009   63,068 $ 0.94298 to  $ 2.08159 $   96,283   0.74%    1.35%  to   2.00%   39.10% to   40.00%

                                        PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   26,352 $ 0.89246 to  $ 2.22017 $   43,541   0.00%    1.35%  to   2.00%   16.54% to   17.29%
December 31, 2012   30,107 $ 0.76353 to  $ 1.89389 $   42,782   0.64%    1.35%  to   2.00%   19.99% to   20.77%
December 31, 2011   35,232 $ 0.63438 to  $ 1.56912 $   41,592   1.32%    1.35%  to   2.00%  -16.58% to  -16.04%
December 31, 2010   41,904 $ 0.75821 to  $ 1.86993 $   58,478   1.53%    1.35%  to   2.00%   11.78% to   12.49%
December 31, 2009   48,242 $ 0.67634 to  $ 1.66303 $   59,612   2.20%    1.35%  to   2.00%   34.47% to   35.33%

                                        PRUDENTIAL SP INTERNATIONAL VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   22,680 $ 1.25263 to  $ 2.18500 $   41,163   0.00%    1.40%  to   2.00%   17.73% to   18.43%
December 31, 2012   25,837 $ 1.06080 to  $ 1.84942 $   39,628   2.67%    1.40%  to   2.00%   14.62% to   15.31%
December 31, 2011   29,946 $ 0.92278 to  $ 1.60798 $   39,901   2.49%    1.40%  to   2.00%  -14.80% to  -14.29%
December 31, 2010   35,175 $ 1.07986 to  $ 1.88082 $   54,613   2.19%    1.40%  to   2.00%    8.64% to    9.28%
December 31, 2009   41,016 $ 0.99108 to  $ 1.72527 $   57,944   3.14%    1.40%  to   2.00%   29.75% to   30.52%

                                        AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   15,311 $11.42443 to  $19.27594 $  221,801   0.00%    0.55%  to   3.25%   25.90% to   32.81%
December 31, 2012   13,355 $ 8.63614 to  $14.71569 $  146,463   1.04%    0.55%  to   3.25%   15.77% to   19.01%
December 31, 2011    9,455 $ 7.28539 to  $12.53734 $   86,332   1.05%    0.55%  to   3.25%  -15.50% to   -6.04%
December 31, 2010    6,153 $ 7.59413 to  $13.52811 $   60,572   1.29%    0.55%  to   3.25%    6.61% to   11.82%
December 31, 2009    2,660 $ 6.96102 to  $12.21751 $   21,591   3.03%    0.95%  to   2.95%   16.39% to   20.67%

                                    AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013  209,605 $11.05013 to  $15.76382 $2,636,512   0.00%    0.55%  to   3.25%   10.68% to   13.77%
December 31, 2012  199,002 $ 9.92265 to  $14.04822 $2,231,745   1.93%    0.55%  to   3.25%    7.52% to   10.53%
December 31, 2011  141,598 $ 9.34142 to  $12.88722 $1,453,229   1.58%    0.55%  to   3.25%   -6.51% to   -3.91%
December 31, 2010  107,550 $ 9.72815 to  $13.59785 $1,162,964   0.55%    0.55%  to   3.25%    6.71% to   10.76%
December 31, 2009   22,057 $ 9.00260 to  $12.39836 $  217,747   0.99%    0.95%  to   2.95%   22.19% to   26.21%

                                            AST COHEN & STEERS REALTY PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   13,244 $ 9.68396 to  $21.94358 $  186,235   0.00%    0.55%  to   3.25%   -1.36% to    2.57%
December 31, 2012   12,446 $10.07765 to  $21.69183 $  173,092   1.29%    0.55%  to   3.25%   11.59% to   14.71%
December 31, 2011    7,109 $ 8.82419 to  $19.17281 $   87,243   0.74%    0.55%  to   3.25%   -6.17% to    6.00%
December 31, 2010    5,413 $ 8.36127 to  $18.33755 $   62,985   1.27%    0.55%  to   3.25%   17.09% to   27.48%
December 31, 2009    1,873 $ 6.56219 to  $14.52687 $   17,283   2.75%    0.95%  to   2.95%   28.83% to   51.09%

                                     AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013  131,617 $10.76626 to  $14.34386 $1,639,217   0.00%    0.55%  to   3.25%    7.42% to   10.42%
December 31, 2012  118,657 $10.48017 to  $13.12718 $1,364,558   1.44%    0.55%  to   3.25%    7.11% to   10.11%
December 31, 2011   76,239 $ 9.75906 to  $12.08786 $  808,699   0.90%    0.55%  to   3.25%   -3.02% to   -0.32%
December 31, 2010   56,172 $ 9.90157 to  $12.29454 $  609,347   0.37%    0.55%  to   3.25%    4.24% to    7.11%
December 31, 2009   26,845 $ 9.38319 to  $11.67943 $  282,556   0.82%    0.95%  to   2.95%   15.12% to   20.87%

                                      A67

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                          AST HERNDON LARGE-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  10,554 $11.69942 to  $20.19327 $156,741   0.00%    0.55%  to   3.25%   25.84% to   33.89%
December 31, 2012  10,223 $ 8.77264 to  $15.29152 $115,122   1.05%    0.55%  to   3.25%    9.71% to   12.78%
December 31, 2011   5,454 $ 7.80945 to  $13.74775 $ 54,139   0.80%    0.55%  to   3.25%  -10.70% to   -1.04%
December 31, 2010   2,189 $ 7.92255 to  $14.08474 $ 21,392   1.38%    0.55%  to   3.25%    5.71% to   11.38%
December 31, 2009   1,483 $ 7.11289 to  $12.77034 $ 12,662   0.86%    0.95%  to   2.95%   15.49% to   26.46%

                                                AST HIGH YIELD PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  16,564 $10.42183 to  $16.57675 $216,591   0.00%    0.55%  to   3.25%    3.70% to    6.59%
December 31, 2012  17,069 $11.01858 to  $15.76773 $211,916   5.75%    0.55%  to   3.25%   10.17% to   13.25%
December 31, 2011   9,602 $ 9.75907 to  $14.11698 $107,095   6.86%    0.55%  to   3.25%   -2.53% to    2.61%
December 31, 2010   6,243 $10.64904 to  $13.94919 $ 69,557   3.61%    0.55%  to   3.25%    6.67% to   12.43%
December 31, 2009   1,858 $ 9.86035 to  $12.52966 $ 19,507   3.94%    0.95%  to   2.90%   24.31% to   34.28%

                                        AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  10,131 $12.91409 to  $23.42720 $165,527   0.00%    0.55%  to   3.25%   33.40% to   40.04%
December 31, 2012   9,818 $ 9.51449 to  $16.96161 $116,290   0.00%    0.55%  to   3.25%   16.17% to   19.41%
December 31, 2011   5,925 $ 7.99180 to  $14.40189 $ 59,777   0.45%    0.55%  to   3.25%  -19.59% to  -13.59%
December 31, 2010   3,503 $ 9.80048 to  $16.89809 $ 40,832   0.04%    0.55%  to   3.25%   20.64% to   31.30%
December 31, 2009   1,490 $ 7.46424 to  $12.99734 $ 12,797   0.20%    0.95%  to   2.55%   29.38% to   31.41%

                                               AST MID-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   6,399 $12.06993 to  $22.94256 $104,911   0.00%    0.55%  to   3.25%   23.34% to   31.69%
December 31, 2012   5,850 $10.19368 to  $17.66406 $ 73,924   0.44%    0.55%  to   3.25%   14.56% to   17.76%
December 31, 2011   3,655 $ 8.68256 to  $15.20886 $ 39,679   0.70%    0.55%  to   3.25%  -12.84% to   -3.98%
December 31, 2010   2,712 $ 9.84588 to  $16.05923 $ 30,901   0.46%    0.55%  to   3.25%   13.94% to   22.45%
December 31, 2009     919 $ 8.24232 to  $13.24524 $  8,484   1.75%    0.95%  to   2.95%   31.78% to   37.58%

                                              AST SMALL-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   7,038 $12.47438 to  $23.06551 $116,350   0.00%    0.55%  to   3.25%   27.51% to   36.64%
December 31, 2012   6,003 $10.03524 to  $17.11423 $ 73,641   0.41%    0.55%  to   3.25%   14.31% to   17.51%
December 31, 2011   4,291 $ 8.56576 to  $14.76666 $ 45,405   0.60%    0.55%  to   3.25%  -13.58% to   -6.49%
December 31, 2010   3,661 $10.21456 to  $16.01106 $ 41,903   0.41%    0.55%  to   3.25%   13.88% to   24.81%
December 31, 2009   1,917 $ 8.19364 to  $12.95541 $ 17,742   1.67%    0.95%  to   2.95%   24.02% to   29.87%

                                     AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  10,275 $12.10233 to  $19.58170 $158,294   0.00%    0.55%  to   3.25%   22.97% to   29.03%
December 31, 2012   9,486 $10.63210 to  $15.38733 $114,812   0.22%    0.55%  to   3.25%   15.87% to   19.11%
December 31, 2011   5,661 $ 8.95362 to  $13.09897 $ 58,548   0.16%    0.55%  to   3.25%  -10.43% to   -4.48%
December 31, 2010   5,727 $ 9.78196 to  $13.90429 $ 63,050   0.07%    0.55%  to   3.25%    6.48% to    9.25%
December 31, 2009   3,085 $ 8.95378 to  $12.85313 $ 32,211   0.00%    0.95%  to   2.95%   27.10% to   47.99%

                                       AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  15,464 $12.28300 to  $22.97023 $261,949   0.00%    0.55%  to   3.25%   25.09% to   31.46%
December 31, 2012  13,956 $10.46013 to  $17.71525 $182,448   0.00%    0.55%  to   3.25%   15.72% to   18.96%
December 31, 2011   8,276 $ 8.81982 to  $15.09953 $ 93,020   0.00%    0.55%  to   3.25%  -11.35% to   -3.51%
December 31, 2010   7,400 $10.81269 to  $15.86600 $ 88,581   0.00%    0.55%  to   3.25%   12.74% to   18.70%
December 31, 2009   2,818 $ 9.33692 to  $13.49906 $ 30,759   0.00%    0.95%  to   2.95%   33.32% to   55.61%

                                              AST LARGE-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  25,383 $11.16325 to  $20.91410 $365,289   0.00%    0.55%  to   3.25%   31.12% to   39.09%
December 31, 2012  22,984 $ 8.05750 to  $15.24503 $236,678   3.18%    0.55%  to   3.25%   13.08% to   16.24%
December 31, 2011  12,016 $ 6.95898 to  $13.29726 $105,206   1.21%    0.55%  to   3.25%  -10.31% to   -4.71%
December 31, 2010   8,210 $ 7.33176 to  $14.14819 $ 73,771   0.98%    0.95%  to   3.25%    5.18% to   12.09%
December 31, 2009   7,331 $ 6.54070 to  $12.74667 $ 56,990   2.87%    0.95%  to   2.95%   16.63% to   26.67%

                                       AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  46,780 $ 9.71214 to  $14.52525 $533,925   0.00%    0.55%  to   3.25%   -5.19% to   -2.54%
December 31, 2012  43,060 $10.94845 to  $15.11073 $513,536   1.11%    0.55%  to   3.25%    2.48% to    5.35%
December 31, 2011  20,912 $10.42419 to  $14.54337 $245,855   1.20%    0.55%  to   3.25%    4.25% to    9.56%
December 31, 2010   4,379 $10.70748 to  $13.45763 $ 50,715   5.46%    0.55%  to   3.25%    7.21% to   12.35%
December 31, 2009   1,958 $10.22891 to  $12.09710 $ 21,733   7.38%    0.95%  to   2.90%   19.82% to   33.34%

                                      A68

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                        AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   16,363 $12.76835 to  $21.44225 $  255,014   0.00%    0.55%  to   3.25%   30.12% to   35.86%
December 31, 2012   16,939 $ 9.89077 to  $16.00178 $  195,765   0.38%    0.55%  to   3.25%    8.61% to   11.65%
December 31, 2011   11,182 $ 8.89389 to  $14.53184 $  117,841   0.30%    0.55%  to   3.25%   -8.96% to   -1.46%
December 31, 2010    9,228 $ 9.06112 to  $14.95140 $   99,289   0.61%    0.55%  to   3.25%   11.96% to   18.63%
December 31, 2009    5,649 $ 7.63844 to  $12.72864 $   50,094   0.84%    0.95%  to   2.95%   26.37% to   28.54%

                                                  AST MFS GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013    7,176 $12.75859 to  $20.20752 $  113,750   0.00%    0.55%  to   3.25%   29.91% to   35.95%
December 31, 2012    6,309 $10.55752 to  $15.06982 $   74,107   0.00%    0.55%  to   3.25%   13.27% to   16.44%
December 31, 2011    3,218 $ 9.10275 to  $13.12223 $   33,301   0.36%    0.55%  to   3.25%   -7.50% to   -1.14%
December 31, 2010    2,603 $ 9.24407 to  $13.45761 $   27,605   0.10%    0.55%  to   3.25%    7.59% to   11.72%
December 31, 2009      986 $ 8.27409 to  $12.16473 $    9,338   0.16%    0.95%  to   2.95%   20.52% to   23.13%

                                       AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   16,795 $12.35736 to  $22.34107 $  273,974   0.00%    0.55%  to   3.25%   25.73% to   31.88%
December 31, 2012   15,458 $10.25722 to  $17.17555 $  192,774   0.00%    0.55%  to   3.25%    8.72% to   11.77%
December 31, 2011    8,614 $ 9.20532 to  $15.58152 $  100,645   0.00%    0.55%  to   3.25%   -7.23% to    1.13%
December 31, 2010    5,335 $ 9.35229 to  $15.62143 $   64,482   0.00%    0.55%  to   3.25%   18.48% to   27.47%
December 31, 2009    2,096 $ 7.52062 to  $12.37664 $   20,645   0.00%    0.95%  to   2.95%   23.25% to   28.57%

                                     AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   15,234 $12.86338 to  $25.44872 $  259,477   0.00%    0.55%  to   3.25%   31.13% to   41.23%
December 31, 2012   11,618 $10.11103 to  $18.27003 $  142,067   0.94%    0.55%  to   3.25%   13.32% to   16.48%
December 31, 2011    8,187 $ 8.70651 to  $15.90297 $   86,810   0.99%    0.55%  to   3.25%  -12.72% to   -3.02%
December 31, 2010    7,174 $ 9.62757 to  $16.62562 $   78,392   1.02%    0.55%  to   3.25%   11.27% to   22.27%
December 31, 2009    3,024 $ 7.99019 to  $13.73161 $   26,629   1.77%    0.95%  to   2.90%   34.71% to   39.32%

                                         AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   17,793 $ 9.45965 to  $12.20183 $  185,800   0.00%    0.55%  to   3.25%   -5.35% to   -2.71%
December 31, 2012   20,118 $ 9.99469 to  $12.61643 $  218,837   1.17%    0.55%  to   3.25%    1.29% to    4.12%
December 31, 2011   15,357 $ 9.86766 to  $12.18917 $  164,143   0.86%    0.55%  to   3.25%   -1.07% to    1.68%
December 31, 2010    9,358 $ 9.97411 to  $12.07057 $  102,959   2.31%    0.55%  to   3.25%   -0.33% to    2.92%
December 31, 2009    4,168 $10.42590 to  $11.78015 $   48,312   5.30%    0.95%  to   2.95%    4.36% to    9.19%

                                         AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   21,981 $10.76256 to  $20.25283 $  306,640   0.00%    0.55%  to   3.25%   22.05% to   28.97%
December 31, 2012   19,042 $ 8.48182 to  $15.92130 $  206,693   0.18%    0.55%  to   3.25%   13.43% to   16.61%
December 31, 2011    5,793 $ 7.30270 to  $13.84402 $   53,933   1.15%    0.55%  to   3.25%  -10.17% to   -2.18%
December 31, 2010    4,615 $ 7.31183 to  $14.34884 $   43,678   1.20%    0.95%  to   3.25%    4.43% to   12.18%
December 31, 2009    2,161 $ 6.68122 to  $12.91774 $   16,542   3.44%    0.95%  to   2.95%   20.89% to   27.90%

                                             AST QMA US EQUITY ALPHA PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013    6,347 $12.26676 to  $22.22337 $  103,102   0.00%    0.55%  to   2.95%   24.92% to   31.70%
December 31, 2012    5,427 $ 9.53931 to  $17.10866 $   67,692   0.71%    0.55%  to   2.95%   15.39% to   18.15%
December 31, 2011    2,688 $ 8.14600 to  $14.68191 $   27,992   0.73%    0.55%  to   2.95%    0.50% to    2.89%
December 31, 2010    1,934 $ 7.98785 to  $14.46757 $   19,154   0.58%    0.55%  to   2.95%    8.14% to   13.97%
December 31, 2009      983 $ 7.12555 to  $12.82018 $    7,830   1.73%    0.95%  to   2.95%   18.97% to   27.22%

                                       AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   29,034 $ 9.02327 to  $15.67993 $  333,568   0.00%    0.55%  to   3.25%   11.63% to   14.75%
December 31, 2012   30,858 $ 7.88745 to  $13.79902 $  313,815   0.41%    0.55%  to   3.25%    0.24% to    3.05%
December 31, 2011   21,581 $ 7.67745 to  $13.57744 $  220,749   0.61%    0.55%  to   3.25%  -22.38% to  -15.39%
December 31, 2010   18,820 $ 9.78665 to  $16.26883 $  237,118   0.41%    0.55%  to   3.25%   15.18% to   19.32%
December 31, 2009    9,564 $ 8.23044 to  $13.76951 $  111,200   1.38%    0.95%  to   2.95%   32.80% to   47.95%

                                        AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013  535,636 $11.16935 to  $16.97618 $7,295,774   0.00%    0.55%  to   3.25%   12.85% to   16.19%
December 31, 2012  427,079 $10.69535 to  $14.81356 $5,131,917   1.21%    0.55%  to   3.25%    9.80% to   12.87%
December 31, 2011  229,101 $ 9.50439 to  $13.30691 $2,473,645   1.10%    0.55%  to   3.25%   -4.90% to    1.42%
December 31, 2010  146,126 $ 9.85367 to  $13.30202 $1,581,659   0.78%    0.55%  to   3.25%    5.89% to   10.49%
December 31, 2009   42,023 $ 9.03658 to  $12.15888 $  421,914   2.06%    0.95%  to   2.95%   20.34% to   22.97%

                                      A69

                                 AT YEAR ENDED                              FOR YEAR ENDED
                   -----------------------------------------  ----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  -----------------
                                              AST MFS GLOBAL EQUITY PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2013   20,596 $11.84660 to  $21.11684 $  320,306   0.00%    0.55%  to   3.25%   20.29% to  26.93%
December 31, 2012   15,072 $10.68753 to  $16.86736 $  188,579   1.03%    0.55%  to   3.25%   19.07% to  22.40%
December 31, 2011    8,288 $ 8.75800 to  $13.97222 $   87,581   0.51%    0.55%  to   3.25%  -12.73% to  -3.66%
December 31, 2010    6,015 $ 9.74368 to  $14.70491 $   67,368   0.40%    0.55%  to   3.25%    7.95% to  10.99%
December 31, 2009    1,713 $ 8.77866 to  $13.37974 $   18,281   1.77%    0.95%  to   2.95%   28.43% to  32.84%

                                        AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2013   16,428 $10.62785 to  $17.24255 $  207,309   0.00%    0.55%  to   3.25%   11.61% to  14.73%
December 31, 2012   14,337 $ 9.30017 to  $15.23803 $  159,507   1.68%    0.55%  to   3.25%   17.94% to  21.24%
December 31, 2011    9,785 $ 7.70131 to  $12.74350 $   90,598   1.40%    0.55%  to   3.25%  -18.08% to  -9.65%
December 31, 2010    8,842 $ 8.34866 to  $14.30022 $   90,495   0.97%    0.55%  to   3.25%    4.10% to   7.63%
December 31, 2009    3,788 $ 8.06067 to  $13.60349 $   36,077   3.65%    0.95%  to   2.95%   32.70% to  34.60%

                                            AST TEMPLETON GLOBAL BOND PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2013   19,028 $ 9.69586 to  $12.75701 $  197,497   0.00%    0.55%  to   3.25%   -6.88% to  -3.21%
December 31, 2012   17,788 $10.32374 to  $13.40697 $  196,194   2.36%    0.55%  to   3.25%    1.80% to   4.65%
December 31, 2011   10,426 $ 9.89515 to  $12.88781 $  113,539   2.50%    0.55%  to   3.25%   -1.04% to   3.55%
December 31, 2010    6,415 $10.20242 to  $12.51967 $   70,483   2.41%    0.55%  to   3.25%    2.24% to   4.75%
December 31, 2009    2,631 $10.44910 to  $11.97584 $   30,156   7.16%    0.95%  to   2.55%    9.49% to  11.06%

                                     AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2013  106,043 $10.58693 to  $17.50990 $1,219,180   0.00%    0.55%  to   3.25%   14.98% to  19.84%
December 31, 2012   62,039 $ 8.89580 to  $14.81394 $  604,521   0.26%    0.55%  to   3.25%    7.39% to  10.40%
December 31, 2011   29,416 $ 8.08980 to  $13.60557 $  265,956   0.27%    0.55%  to   3.25%  -12.57% to  -4.36%
December 31, 2010   15,551 $ 8.45893 to  $14.36696 $  151,898   0.49%    0.95%  to   2.95%   11.35% to  13.56%
December 31, 2009   16,369 $ 7.44914 to  $12.77693 $  141,974   1.06%    0.95%  to   2.95%    1.10% to  27.22%

                                       AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2013  477,773 $11.61737 to  $17.60529 $6,496,923   0.00%    0.55%  to   3.25%   17.67% to  22.00%
December 31, 2012  393,994 $ 9.82079 to  $14.63036 $4,452,563   0.79%    0.55%  to   3.25%   10.02% to  13.10%
December 31, 2011  287,989 $ 8.76109 to  $13.11625 $2,893,895   0.51%    0.55%  to   3.25%   -9.16% to  -2.96%
December 31, 2010  297,589 $ 9.03449 to  $13.70422 $3,101,702   1.02%    0.55%  to   3.25%    7.43% to  12.31%
December 31, 2009  182,179 $ 8.15083 to  $12.32315 $1,672,572   1.87%    0.95%  to   2.95%   21.96% to  24.15%

                                    AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2013  351,118 $10.61030 to  $15.27338 $4,268,988   0.00%    0.55%  to   3.25%    6.40% to   9.37%
December 31, 2012  347,097 $ 9.96722 to  $14.15903 $3,909,210   0.97%    0.55%  to   3.25%    8.90% to  11.95%
December 31, 2011  269,022 $ 8.98306 to  $12.82397 $2,725,760   0.62%    0.55%  to   3.25%   -5.82% to  -3.20%
December 31, 2010  241,208 $ 9.28559 to  $13.43083 $2,538,982   0.83%    0.55%  to   3.25%    7.15% to  10.91%
December 31, 2009  135,488 $ 8.48293 to  $12.22943 $1,275,037   2.33%    0.95%  to   2.95%   21.03% to  23.19%

                                          AST BALANCED ASSET ALLOCATION PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2013  500,114 $11.23550 to  $16.38146 $6,621,022   0.00%    0.55%  to   3.25%   13.49% to  17.00%
December 31, 2012  451,333 $10.33901 to  $14.19558 $5,203,726   0.92%    0.55%  to   3.25%    8.81% to  11.86%
December 31, 2011  339,582 $ 9.27105 to  $12.86748 $3,548,073   0.63%    0.55%  to   3.25%   -7.28% to  -1.76%
December 31, 2010  308,411 $ 9.68344 to  $13.27946 $3,322,650   0.78%    0.55%  to   3.25%    6.51% to  11.26%
December 31, 2009  196,484 $ 8.76833 to  $12.05401 $1,919,182   1.22%    0.95%  to   2.95%    0.42% to  22.14%

                                        AST PRESERVATION ASSET ALLOCATION PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2013  372,081 $10.58368 to  $14.47848 $4,626,398   0.00%    0.55%  to   3.25%    5.66% to   8.61%
December 31, 2012  367,594 $10.51490 to  $13.51575 $4,290,630   1.09%    0.55%  to   3.25%    6.78% to   9.77%
December 31, 2011  264,390 $ 9.60825 to  $12.48452 $2,869,173   0.90%    0.55%  to   3.25%   -3.91% to   0.44%
December 31, 2010  199,628 $10.40137 to  $12.60207 $2,211,567   1.26%    0.55%  to   3.25%    4.97% to   9.53%
December 31, 2009  115,717 $ 9.58079 to  $11.61945 $1,210,537   0.92%    0.95%  to   2.95%   -0.03% to  18.91%

                                           AST FI PYRAMIS QUANTITATIVE PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2013  248,285 $10.84192 to  $16.29666 $3,164,359   0.00%    0.55%  to   3.25%   11.03% to  14.13%
December 31, 2012  211,694 $ 9.58449 to  $14.47747 $2,406,115   1.88%    0.55%  to   3.25%    7.03% to  10.03%
December 31, 2011  130,049 $ 8.78893 to  $13.34133 $1,346,840   1.74%    0.55%  to   3.25%   -6.65% to  -2.05%
December 31, 2010   95,851 $ 8.97842 to  $13.80890 $1,008,799   1.36%    0.55%  to   3.25%    9.25% to  13.29%
December 31, 2009   37,024 $ 8.03026 to  $12.30994 $  325,778   3.84%    0.95%  to   2.95%   20.65% to  23.42%

                                      A70

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                         AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013  296,876 $10.20562 to  $16.61628 $3,842,656   0.00%    0.55%  to   3.25%   13.22% to   16.38%
December 31, 2012  248,630 $ 8.86900 to  $14.47559 $2,804,356   1.30%    0.55%  to   3.25%    9.25% to   12.30%
December 31, 2011  148,843 $ 7.98786 to  $13.06962 $1,485,879   1.18%    0.55%  to   3.25%  -11.82% to   -6.73%
December 31, 2010  131,381 $ 8.66171 to  $14.20708 $1,380,684   0.85%    0.55%  to   3.25%   14.30% to   17.90%
December 31, 2009   58,998 $ 7.40130 to  $12.16947 $  483,351   2.18%    0.95%  to   2.95%    0.09% to   24.79%

                                             AST ADVANCED STRATEGIES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013  426,587 $11.12429 to  $17.34521 $5,785,628   0.00%    0.55%  to   3.25%   12.52% to   15.92%
December 31, 2012  343,976 $10.48694 to  $15.17148 $4,121,284   1.27%    0.55%  to   3.25%    9.95% to   13.02%
December 31, 2011  193,663 $ 9.30664 to  $13.61010 $2,075,520   1.03%    0.55%  to   3.25%   -6.93% to   -0.44%
December 31, 2010  137,362 $ 9.94879 to  $13.85960 $1,496,355   0.91%    0.55%  to   3.25%    8.08% to   12.64%
December 31, 2009   51,794 $ 8.94949 to  $12.42655 $  502,645   2.84%    0.95%  to   2.95%   22.94% to   25.01%

                                        AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   30,311 $13.54255 to  $23.51273 $  533,490   0.00%    0.55%  to   3.25%   37.92% to   43.23%
December 31, 2012   26,918 $10.57497 to  $16.64347 $  334,820   0.00%    0.55%  to   3.25%   13.76% to   16.94%
December 31, 2011   16,190 $ 9.07073 to  $14.43104 $  173,497   0.00%    0.55%  to   3.25%   -9.08% to   -2.24%
December 31, 2010   13,777 $10.04316 to  $14.96577 $  152,422   0.00%    0.55%  to   3.25%   10.53% to   14.72%
December 31, 2009    6,994 $ 8.97301 to  $13.17447 $   67,092   0.00%    0.95%  to   2.95%   31.06% to   51.93%

                                                 AST MONEY MARKET PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   22,470 $ 8.74050 to  $10.20011 $  213,351   0.00%    0.55%  to   3.25%   -3.25% to   -0.55%
December 31, 2012   24,863 $ 8.99838 to  $10.31714 $  240,224   0.01%    0.55%  to   3.25%   -3.25% to   -0.54%
December 31, 2011   24,015 $ 9.26367 to  $10.43487 $  236,147   0.02%    0.55%  to   3.25%   -3.22% to   -0.52%
December 31, 2010   12,763 $ 9.53428 to  $10.55197 $  128,581   0.02%    0.55%  to   3.25%   -2.84% to   -0.43%
December 31, 2009    6,856 $ 9.80318 to  $10.67105 $   71,974   0.24%    0.95%  to   2.95%   -2.34% to   -0.70%

                                               AST SMALL-CAP GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   11,797 $12.40268 to  $24.92978 $  209,244   0.00%    0.55%  to   3.25%   26.69% to   34.43%
December 31, 2012    9,973 $ 9.69125 to  $18.80226 $  133,149   0.00%    0.55%  to   3.25%    8.52% to   11.56%
December 31, 2011    7,586 $ 8.71343 to  $17.08879 $   91,234   0.00%    0.55%  to   3.25%  -12.02% to   -1.52%
December 31, 2010    5,749 $11.41543 to  $17.59375 $   70,222   0.21%    0.55%  to   3.25%   25.34% to   35.13%
December 31, 2009    3,575 $ 8.52896 to  $13.14833 $   31,797   0.05%    0.95%  to   2.95%   30.52% to   32.65%

                                           AST PIMCO TOTAL RETURN BOND PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013  201,354 $ 9.69455 to  $14.04141 $2,248,671   0.00%    0.55%  to   3.25%   -5.03% to   -2.38%
December 31, 2012  205,774 $10.81598 to  $14.46865 $2,382,350   2.53%    0.55%  to   3.25%    5.76% to    8.72%
December 31, 2011  139,943 $ 9.99564 to  $13.38718 $1,518,001   1.84%    0.55%  to   3.25%   -0.17% to    2.61%
December 31, 2010  113,266 $10.24378 to  $13.12390 $1,231,961   1.52%    0.55%  to   3.25%    2.38% to    6.70%
December 31, 2009   51,426 $ 9.92546 to  $12.32370 $  540,684   0.63%    0.95%  to   2.95%   -0.60% to   15.43%

                                             AST INTERNATIONAL VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013    7,524 $ 9.62974 to  $16.44049 $   92,461   0.00%    0.55%  to   3.25%   15.59% to   18.81%
December 31, 2012    6,716 $ 8.13719 to  $14.02985 $   70,251   2.14%    0.55%  to   3.25%   12.88% to   16.03%
December 31, 2011    4,763 $ 7.04041 to  $12.25942 $   43,196   1.53%    0.55%  to   3.25%  -21.55% to  -13.03%
December 31, 2010    3,757 $ 7.92905 to  $14.29181 $   39,039   0.70%    0.55%  to   3.25%    7.59% to   10.04%
December 31, 2009    1,307 $ 7.38580 to  $13.11671 $   11,673   2.16%    0.95%  to   2.95%   27.44% to   29.64%

                                             AST INTERNATIONAL GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   17,172 $ 9.91250 to  $17.57026 $  206,639   0.00%    0.55%  to   3.25%   15.19% to   18.40%
December 31, 2012   16,433 $ 8.40498 to  $15.04565 $  167,285   1.04%    0.55%  to   3.25%   16.45% to   19.70%
December 31, 2011    7,248 $ 7.04917 to  $12.74401 $   63,232   0.64%    0.55%  to   3.25%  -18.51% to  -13.40%
December 31, 2010    3,921 $ 7.97297 to  $14.92060 $   40,509   0.29%    0.55%  to   3.25%   11.22% to   14.67%
December 31, 2009    1,455 $ 7.20534 to  $13.28533 $   11,795   1.59%    0.95%  to   2.95%   30.13% to   34.02%

                                                NVIT DEVELOPING MARKETS FUND
                   -----------------------------------------------------------------------------------------
December 31, 2013      743 $14.26831 to  $15.02994 $   10,905   0.94%    1.40%  to   2.00%   -1.93% to   -1.35%
December 31, 2012      882 $14.54907 to  $15.23556 $   13,170   0.09%    1.40%  to   2.00%   14.49% to   15.17%
December 31, 2011    1,066 $12.70790 to  $13.22905 $   13,856   0.27%    1.40%  to   2.00%  -23.92% to  -23.48%
December 31, 2010    1,496 $16.70438 to  $17.28741 $   25,524   0.00%    1.40%  to   2.00%   13.86% to   14.54%
December 31, 2009    1,437 $14.67036 to  $15.09299 $   21,453   1.15%    1.40%  to   2.00%   59.05% to   59.99%

                                      A71

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                            AST INVESTMENT GRADE BOND PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   48,730 $ 9.57812 to  $15.13806 $  621,532   0.00%    0.55%  to   2.65%   -5.75% to   -3.72%
December 31, 2012  240,122 $11.79750 to  $15.78403 $3,143,918   1.35%    0.55%  to   2.65%    6.50% to    8.80%
December 31, 2011  624,195 $10.87605 to  $14.56477 $7,606,942   0.43%    0.55%  to   2.65%    8.68% to   11.82%
December 31, 2010   11,978 $10.54049 to  $13.07585 $  153,555   6.62%    0.55%  to   2.65%    5.34% to    9.77%
December 31, 2009   23,600 $10.83253 to  $11.91239 $  277,671   1.31%    0.95%  to   2.30%    8.49% to   10.26%

                                         AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   38,647 $ 9.72854 to  $12.12603 $  433,901   0.00%    0.55%  to   3.25%   -4.69% to   -2.03%
December 31, 2012   36,399 $11.01502 to  $12.52719 $  422,609   3.25%    0.55%  to   3.25%    4.34% to    7.26%
December 31, 2011   23,999 $10.31578 to  $11.84188 $  263,297   2.74%    0.55%  to   3.25%    2.59% to    5.44%
December 31, 2010   15,299 $10.29052 to  $11.38650 $  161,902   1.28%    0.55%  to   3.25%    2.93% to    6.78%
December 31, 2009    3,801 $10.05881 to  $10.76877 $   38,962   3.37%    0.95%  to   2.95%    7.10% to   10.58%

                                                  AST BOND PORTFOLIO 2018
                   -----------------------------------------------------------------------------------------
December 31, 2013    8,868 $11.07563 to  $13.77289 $  103,179   0.00%    1.15%  to   3.25%   -6.29% to   -4.26%
December 31, 2012   13,761 $11.81915 to  $14.40463 $  168,637   0.49%    1.15%  to   3.25%    2.27% to    4.50%
December 31, 2011   14,702 $11.55635 to  $13.80307 $  174,657   0.19%    1.15%  to   3.25%    9.90% to   12.27%
December 31, 2010    1,423 $11.92705 to  $12.31074 $   17,224   0.93%    1.30%  to   2.40%    8.58% to    9.76%
December 31, 2009    2,189 $10.98462 to  $11.21615 $   24,289   0.29%    1.30%  to   2.40%   -8.25% to   -7.26%

                                                  AST BOND PORTFOLIO 2019
                   -----------------------------------------------------------------------------------------
December 31, 2013    1,691 $11.03065 to  $13.69295 $   20,191   0.00%    1.15%  to   3.25%   -7.93% to   -5.93%
December 31, 2012    2,327 $11.93263 to  $14.57520 $   29,834   0.83%    1.15%  to   3.25%    2.41% to    4.64%
December 31, 2011      809 $13.36844 to  $13.94770 $   11,027   0.95%    1.30%  to   2.40%   13.26% to   14.49%
December 31, 2010    1,229 $11.80330 to  $12.18296 $   14,732   0.74%    1.30%  to   2.40%    8.75% to    9.93%
December 31, 2009    1,467 $10.85345 to  $11.08225 $   16,102   0.28%    1.30%  to   2.40%   -9.86% to   -8.88%

                                              AST GLOBAL REAL ESTATE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013    6,107 $10.08073 to  $19.50272 $   82,371   0.00%    0.55%  to   3.25%    0.96% to    3.77%
December 31, 2012    5,471 $10.83725 to  $19.05468 $   72,228   1.37%    0.55%  to   3.25%   22.68% to   26.11%
December 31, 2011    2,702 $ 8.75182 to  $15.32029 $   28,411   2.36%    0.55%  to   3.25%  -12.17% to   -5.56%
December 31, 2010    2,120 $ 9.43708 to  $16.44739 $   23,406   1.16%    0.55%  to   3.25%   14.58% to   19.07%
December 31, 2009      355 $ 8.03953 to  $13.95016 $    2,911   1.02%    0.95%  to   2.95%   31.93% to   41.49%

                                      AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   22,890 $ 8.85375 to  $15.79714 $  237,960   0.00%    0.55%  to   3.25%   -3.03% to   -0.33%
December 31, 2012   20,909 $ 8.90982 to  $16.06935 $  220,458   1.08%    0.55%  to   3.25%   14.09% to   17.28%
December 31, 2011   13,670 $ 7.61998 to  $13.89229 $  123,993   0.93%    0.55%  to   3.25%  -23.87% to  -20.71%
December 31, 2010   12,640 $10.78803 to  $17.76396 $  144,882   0.30%    0.55%  to   3.25%   16.24% to   21.12%
December 31, 2009    2,787 $ 9.03476 to  $14.81166 $   25,629   0.28%    0.95%  to   2.95%   46.36% to   64.95%

                                        AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   17,117 $12.69230 to  $24.38308 $  301,627   0.00%    0.55%  to   3.25%   29.72% to   38.05%
December 31, 2012   14,958 $10.52515 to  $17.90792 $  192,756   0.48%    0.55%  to   3.25%   11.92% to   15.05%
December 31, 2011    8,707 $ 9.17568 to  $15.78149 $   99,213   0.50%    0.55%  to   3.25%   -7.35% to    0.75%
December 31, 2010    6,209 $11.36904 to  $15.88201 $   72,334   0.34%    0.55%  to   3.25%   14.10% to   25.57%
December 31, 2009    1,010 $ 9.43289 to  $12.77276 $    9,809   0.89%    0.95%  to   2.95%   23.87% to   28.33%

                                          AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013  229,670 $11.25123 to  $17.46806 $3,115,315   0.00%    0.55%  to   3.25%   13.73% to   17.41%
December 31, 2012  178,381 $ 9.83583 to  $15.08440 $2,100,412   0.45%    0.55%  to   3.25%   12.13% to   15.27%
December 31, 2011  100,743 $ 8.71154 to  $13.26883 $1,031,946   0.29%    0.55%  to   3.25%   -8.49% to   -2.93%
December 31, 2010   78,031 $ 9.16080 to  $13.85815 $  815,840   0.26%    0.55%  to   3.25%    8.82% to   13.27%
December 31, 2009   19,248 $ 8.22388 to  $12.35611 $  162,373   0.37%    0.95%  to   2.95%   22.12% to   25.66%

                                               AST RCM WORLD TRENDS PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013  262,920 $10.76855 to  $15.07275 $3,225,999   0.00%    0.55%  to   3.25%    8.79% to   11.82%
December 31, 2012  221,186 $ 9.83094 to  $13.66670 $2,470,812   0.52%    0.55%  to   3.25%    6.69% to    9.68%
December 31, 2011  126,313 $ 9.15103 to  $12.63456 $1,292,495   0.40%    0.55%  to   3.25%   -6.86% to   -2.36%
December 31, 2010   87,541 $ 9.56692 to  $13.11882 $  917,592   0.43%    0.55%  to   3.25%    6.86% to   10.86%
December 31, 2009   22,971 $ 8.77459 to  $11.95029 $  206,515   0.28%    0.95%  to   2.95%   18.25% to   22.23%

                                      A72

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                         AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013  155,830 $11.18390 to  $16.96442 $2,077,440   0.00%    0.55%  to   3.25%   12.50% to   15.64%
December 31, 2012  129,515 $10.40314 to  $14.87346 $1,521,500   0.44%    0.55%  to   3.25%    9.89% to   12.96%
December 31, 2011   74,331 $ 9.31537 to  $13.35045 $  778,470   0.34%    0.55%  to   3.25%   -6.67% to   -1.12%
December 31, 2010   53,201 $ 9.70638 to  $13.68833 $  564,005   0.23%    0.55%  to   3.25%    7.84% to   12.75%
December 31, 2009   13,284 $ 8.75409 to  $12.26108 $  118,947   0.26%    0.95%  to   2.95%   21.32% to   25.48%

                                          AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013  160,349 $10.52772 to  $14.75766 $1,929,095   0.00%    0.55%  to   3.25%    6.25% to    9.22%
December 31, 2012  142,917 $10.28303 to  $13.69989 $1,608,379   0.57%    0.55%  to   3.25%    6.54% to    9.52%
December 31, 2011   93,246 $ 9.41906 to  $12.68275 $  967,246   0.48%    0.55%  to   3.25%   -5.72% to   -1.05%
December 31, 2010   65,121 $ 9.88878 to  $12.99556 $  686,924   0.37%    0.55%  to   3.25%    6.02% to   10.55%
December 31, 2009   17,717 $ 9.09584 to  $11.87199 $  164,854   0.20%    0.95%  to   2.95%   17.66% to   22.22%

                                        AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013  157,737 $11.38633 to  $16.60998 $2,122,569   0.00%    0.55%  to   3.25%   15.35% to   18.57%
December 31, 2012  113,955 $10.22856 to  $14.20334 $1,323,739   0.49%    0.55%  to   3.25%    9.94% to   13.01%
December 31, 2011   58,251 $ 9.24016 to  $12.74316 $  603,154   0.22%    0.55%  to   3.25%   -5.64% to   -3.01%
December 31, 2010   36,638 $ 9.72512 to  $13.32052 $  391,883   0.27%    0.55%  to   3.25%    7.69% to   12.26%
December 31, 2009    6,536 $ 8.80911 to  $11.98361 $   58,908   0.32%    0.95%  to   2.95%   18.10% to   20.09%

                                                PROFUND VP CONSUMER SERVICES
                   -----------------------------------------------------------------------------------------
December 31, 2013       27 $17.90731 to  $20.07642 $      518   0.21%    0.55%  to   2.30%   36.73% to   39.10%
December 31, 2012       13 $13.27826 to  $14.43316 $      177   0.00%    0.55%  to   2.00%   19.70% to   21.43%
December 31, 2011       10 $11.09282 to  $11.88626 $      123   0.00%    0.55%  to   2.00%    3.43% to    4.92%
December 31, 2010        7 $10.64073 to  $11.32891 $       80   0.00%    0.55%  to   2.30%   12.97% to   19.60%
December 31, 2009        2 $ 8.95999 to  $ 9.08577 $       16   0.00%    1.50%  to   2.00%   27.80% to   28.87%

                                            PROFUND VP CONSUMER GOODS PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013       25 $14.81554 to  $16.66911 $      404   0.65%    0.55%  to   2.30%   25.57% to   27.75%
December 31, 2012       34 $11.79908 to  $13.04871 $      424   0.80%    0.55%  to   2.30%    8.36% to   10.25%
December 31, 2011       32 $10.88855 to  $11.83570 $      358   0.90%    0.55%  to   2.30%    4.55% to    6.36%
December 31, 2010       12 $10.41504 to  $11.12815 $      125   0.00%    0.55%  to   2.30%   10.84% to   15.85%
December 31, 2009        8 $ 9.07106 to  $ 9.22877 $       74   1.22%    1.30%  to   2.00%   18.77% to   20.01%

                                                   PROFUND VP FINANCIALS
                   -----------------------------------------------------------------------------------------
December 31, 2013       95 $ 8.48563 to  $14.36857 $      863   0.43%    0.55%  to   2.30%   29.11% to   31.35%
December 31, 2012      115 $ 6.57243 to  $10.93910 $      895   0.12%    0.55%  to   2.30%   21.92% to   24.04%
December 31, 2011       78 $ 5.39074 to  $ 8.81882 $      429   0.00%    0.55%  to   2.30%  -15.77% to  -14.31%
December 31, 2010      152 $ 6.39982 to  $10.29102 $      987   0.32%    0.55%  to   2.30%    3.05% to    9.29%
December 31, 2009      121 $ 5.90194 to  $ 5.98047 $      722   2.96%    1.50%  to   2.30%   12.42% to   13.31%

                                                   PROFUND VP HEALTH CARE
                   -----------------------------------------------------------------------------------------
December 31, 2013      104 $16.46022 to  $17.66879 $    1,795   0.29%    0.55%  to   2.30%   36.62% to   38.99%
December 31, 2012       98 $12.04846 to  $12.71236 $    1,228   0.38%    0.55%  to   2.30%   14.76% to   16.76%
December 31, 2011       64 $10.49885 to  $10.88771 $      693   0.29%    0.55%  to   2.30%    7.64% to    9.51%
December 31, 2010       87 $ 9.75359 to  $10.01278 $      864   0.23%    0.55%  to   2.30%   -1.37% to    1.52%
December 31, 2009       41 $ 9.70197 to  $ 9.86247 $      401   0.76%    1.30%  to   2.30%   16.81% to   18.02%

                                                   PROFUND VP INDUSTRIALS
                   -----------------------------------------------------------------------------------------
December 31, 2013       29 $13.04318 to  $17.78615 $      422   0.53%    0.55%  to   2.35%   35.02% to   37.43%
December 31, 2012       25 $ 9.66036 to  $12.94217 $      269   0.28%    0.55%  to   2.35%   13.13% to   15.16%
December 31, 2011       19 $ 8.53881 to  $11.23828 $      171   0.35%    0.55%  to   2.35%   -4.04% to   -2.32%
December 31, 2010       24 $ 8.89801 to  $11.41249 $      214   0.20%    1.50%  to   2.35%   14.03% to   21.92%
December 31, 2009       11 $ 7.35928 to  $ 7.46270 $       85   0.53%    1.50%  to   2.35%   21.25% to   22.27%

                                                 PROFUND VP MID-CAP GROWTH
                   -----------------------------------------------------------------------------------------
December 31, 2013       42 $14.31437 to  $16.98714 $      628   0.00%    0.55%  to   2.30%   27.59% to   29.81%
December 31, 2012       32 $11.21885 to  $13.08646 $      373   0.00%    0.55%  to   2.30%   12.78% to   14.75%
December 31, 2011       32 $ 9.94731 to  $11.40463 $      326   0.00%    0.55%  to   2.30%   -5.07% to   -3.43%
December 31, 2010       52 $10.47890 to  $11.80941 $      579   0.00%    0.55%  to   2.30%   18.01% to   26.77%
December 31, 2009       17 $ 8.34760 to  $ 8.48599 $      145   0.00%    1.30%  to   2.30%   35.21% to   36.54%

                                      A73

                               AT YEAR ENDED                            FOR YEAR ENDED
                   -------------------------------------  ----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------- ---------- -----------------  -----------------
                                               PROFUND VP MID-CAP VALUE
                   ------------------------------------------------------------------------------------
December 31, 2013     51  $13.40458 to  $16.27030 $   759    0.34%   0.55%  to   2.30%   29.19% to  31.43%
December 31, 2012     56  $10.37597 to  $12.37923 $   645    0.16%   0.55%  to   2.30%   13.94% to  15.92%
December 31, 2011     66  $ 9.10660 to  $10.67879 $   665    0.15%   0.55%  to   2.30%   -6.08% to  -4.45%
December 31, 2010     46  $ 9.69632 to  $11.17632 $   456    0.26%   0.55%  to   2.30%   11.96% to  18.91%
December 31, 2009     26  $ 8.23508 to  $ 8.37151 $   215    1.47%   1.30%  to   2.30%   27.93% to  29.19%

                                                PROFUND VP REAL ESTATE
                   ------------------------------------------------------------------------------------
December 31, 2013     44  $ 9.60879 to  $14.06912 $   446    1.29%   0.55%  to   2.30%   -2.16% to  -0.46%
December 31, 2012     48  $ 9.82085 to  $14.13382 $   496    2.52%   0.55%  to   2.30%   14.53% to  16.53%
December 31, 2011     43  $ 8.57465 to  $12.12925 $   386    0.00%   0.55%  to   2.30%    2.40% to   4.17%
December 31, 2010     83  $ 8.37375 to  $11.60561 $   707    3.90%   0.95%  to   2.30%   15.86% to  22.85%
December 31, 2009     67  $ 6.86993 to  $ 6.96107 $   467    4.03%   1.50%  to   2.30%   25.02% to  26.01%

                                              PROFUND VP SMALL-CAP GROWTH
                   ------------------------------------------------------------------------------------
December 31, 2013     68  $15.35942 to  $22.46084 $ 1,183    0.00%   0.55%  to   2.90%   36.47% to  39.65%
December 31, 2012     34  $11.18920 to  $16.45836 $   411    0.00%   0.55%  to   2.90%    9.31% to  11.86%
December 31, 2011     37  $10.17680 to  $15.05725 $   403    0.00%   0.55%  to   2.90%   -1.57% to   0.72%
December 31, 2010     51  $10.27873 to  $15.29722 $   550    0.00%   0.55%  to   2.90%   17.66% to  24.11%
December 31, 2009     20  $ 8.36346 to  $ 8.50207 $   171    0.00%   1.30%  to   2.30%   23.27% to  24.55%

                                              PROFUND VP SMALL-CAP VALUE
                   ------------------------------------------------------------------------------------
December 31, 2013     28  $14.62787 to  $16.79752 $   448    0.21%   0.55%  to   2.00%   34.98% to  36.92%
December 31, 2012     27  $10.68964 to  $12.26837 $   314    0.00%   0.55%  to   2.30%   13.54% to  15.52%
December 31, 2011     39  $ 9.41484 to  $10.62040 $   404    0.00%   0.55%  to   2.30%   -6.26% to  -4.63%
December 31, 2010     25  $10.04307 to  $11.09991 $   259    0.07%   0.95%  to   2.30%   11.22% to  20.54%
December 31, 2009     22  $ 8.41420 to  $ 8.55355 $   187    0.48%   1.30%  to   2.30%   17.69% to  18.86%

                                             PROFUND VP TELECOMMUNICATIONS
                   ------------------------------------------------------------------------------------
December 31, 2013     14  $10.64000 to  $16.04617 $   161    2.27%   0.55%  to   2.35%    9.50% to  11.45%
December 31, 2012     18  $ 9.71718 to  $14.39725 $   213    3.22%   0.55%  to   2.35%   13.84% to  15.88%
December 31, 2011     15  $ 8.53611 to  $12.42479 $   133    3.63%   0.55%  to   2.35%   -0.47% to   1.31%
December 31, 2010     25  $ 8.57621 to  $12.26438 $   246    2.48%   0.55%  to   2.35%   13.03% to  22.07%
December 31, 2009     16  $ 7.58749 to  $ 7.69379 $   121   10.90%   1.50%  to   2.35%    4.86% to   5.73%

                                                 PROFUND VP UTILITIES
                   ------------------------------------------------------------------------------------
December 31, 2013     49  $10.03284 to  $14.24930 $   560    2.54%   0.55%  to   2.30%   10.77% to  12.69%
December 31, 2012     63  $ 9.05776 to  $12.64461 $   651    2.12%   0.55%  to   2.30%   -2.12% to  -0.41%
December 31, 2011     55  $ 9.25352 to  $12.69674 $   589    1.69%   0.55%  to   2.30%   14.87% to  16.86%
December 31, 2010     36  $ 8.05537 to  $10.86454 $   295    2.48%   0.55%  to   2.30%    3.57% to   8.26%
December 31, 2009     38  $ 7.77777 to  $ 7.88054 $   297    5.44%   1.50%  to   2.30%    8.25% to   9.10%

                                              PROFUND VP LARGE-CAP GROWTH
                   ------------------------------------------------------------------------------------
December 31, 2013     84  $13.31507 to  $16.49009 $ 1,188    0.33%   0.55%  to   2.30%   27.73% to  29.95%
December 31, 2012     70  $10.42444 to  $12.68990 $   767    0.08%   0.55%  to   2.30%   10.18% to  12.10%
December 31, 2011     69  $ 9.46136 to  $11.32042 $   691    0.00%   0.55%  to   2.30%    0.82% to   2.56%
December 31, 2010     71  $ 9.38481 to  $11.03756 $   677    0.06%   0.55%  to   2.30%   10.49% to  11.73%
December 31, 2009     67  $ 8.48227 to  $ 8.59420 $   574    0.00%   1.50%  to   2.30%   26.82% to  27.82%

                                              PROFUND VP LARGE-CAP VALUE
                   ------------------------------------------------------------------------------------
December 31, 2013    105  $11.12739 to  $15.66968 $ 1,312    0.94%   0.55%  to   2.30%   26.97% to  29.18%
December 31, 2012     92  $ 8.76356 to  $12.13040 $   878    0.86%   0.55%  to   2.30%   12.82% to  14.79%
December 31, 2011     97  $ 7.76766 to  $10.56792 $   851    0.69%   0.55%  to   2.30%   -3.49% to  -1.82%
December 31, 2010     89  $ 8.04896 to  $10.76394 $   733    0.89%   0.55%  to   2.30%    7.47% to  11.78%
December 31, 2009     45  $ 7.29354 to  $ 7.45124 $   330    3.70%   1.00%  to   2.30%   16.78% to  18.28%

                         AST JENNISON LARGE-CAP VALUE PORTFOLIO (AVAILABLE NOVEMBER 16, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2013  5,993  $12.19594 to  $15.81555 $84,817    0.00%   0.55%  to   3.25%   24.20% to  30.71%
December 31, 2012  5,590  $ 9.54913 to  $12.14782 $61,346    0.45%   0.55%  to   3.25%    9.55% to  12.61%
December 31, 2011  3,425  $ 8.50545 to  $10.83000 $33,837    0.33%   0.55%  to   3.25%  -14.75% to  -6.39%
December 31, 2010  2,319  $10.44965 to  $11.61473 $24,809    0.02%   0.55%  to   3.25%    4.81% to  12.65%
December 31, 2009     47  $10.29149 to  $10.30741 $   487    0.00%   1.15%  to   2.35%    1.45% to   1.59%

                                      A74

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                           AST JENNISON LARGE-CAP GROWTH PORTFOLIO (AVAILABLE NOVEMBER 16, 2009)
                   -----------------------------------------------------------------------------------------
December 31, 2013    7,114 $13.00723 to  $17.47295 $  114,261   0.00%    0.55%  to   3.25%   32.06% to   35.74%
December 31, 2012    6,499 $10.54999 to  $12.92284 $   78,351   0.00%    0.55%  to   3.25%   11.44% to   14.55%
December 31, 2011    3,024 $ 9.23751 to  $11.32571 $   32,384   0.00%    0.55%  to   3.25%   -7.55% to    0.11%
December 31, 2010    1,478 $10.66273 to  $11.35800 $   16,039   0.00%    0.95%  to   3.25%    6.95% to   10.27%
December 31, 2009       24 $10.27380 to  $10.30032 $      249   0.00%    0.95%  to   2.95%    1.89% to    2.14%

                                    AST BOND PORTFOLIO 2020 (AVAILABLE JANUARY 2, 2009)
                   -----------------------------------------------------------------------------------------
December 31, 2013    2,613 $10.48701 to  $12.22814 $   30,751   0.00%    1.15%  to   3.25%   -9.55% to   -7.59%
December 31, 2012       48 $11.48725 to  $12.95314 $      589   2.69%    1.30%  to   3.25%    2.86% to    4.95%
December 31, 2011      314 $11.06416 to  $12.41953 $    3,603   1.15%    1.30%  to   2.95%   15.28% to   17.15%
December 31, 2010    1,771 $ 9.54633 to  $10.66744 $   17,133   0.00%    1.30%  to   3.25%    5.41% to   10.41%
December 31, 2009      114 $ 8.74021 to  $ 8.83518 $      996   0.00%    1.30%  to   2.40%  -12.60% to  -11.65%

                                    AST BOND PORTFOLIO 2017 (AVAILABLE JANUARY 4, 2010)
                   -----------------------------------------------------------------------------------------
December 31, 2013    8,655 $10.87944 to  $11.80555 $   98,018   0.00%    1.15%  to   3.25%   -5.24% to   -3.18%
December 31, 2012   13,596 $11.48120 to  $12.19387 $  160,818   0.52%    1.15%  to   3.25%    1.70% to    3.91%
December 31, 2011   15,087 $11.28966 to  $11.73508 $  173,608   0.08%    1.15%  to   3.25%    7.80% to   10.13%
December 31, 2010      450 $10.47326 to  $10.59081 $    4,746   0.00%    1.90%  to   3.25%    4.76% to    5.92%

                                    AST BOND PORTFOLIO 2021 (AVAILABLE JANUARY 4, 2010)
                   -----------------------------------------------------------------------------------------
December 31, 2013    6,858 $11.52353 to  $12.71942 $   81,707   0.00%    1.15%  to   3.25%  -10.02% to   -8.07%
December 31, 2012   14,512 $12.80734 to  $13.85470 $  191,262   0.78%    1.15%  to   3.25%    3.32% to    5.57%
December 31, 2011   18,356 $12.39610 to  $13.14210 $  232,734   0.06%    1.15%  to   3.25%   16.40% to   18.92%
December 31, 2010    2,261 $10.64953 to  $11.06626 $   24,883   0.00%    1.30%  to   3.25%    6.42% to   10.66%

                   WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND - CLASS 1 (AVAILABLE JULY 16, 2010)
                   -----------------------------------------------------------------------------------------
December 31, 2013       37 $16.05615 to  $16.78881 $      597   2.36%    1.40%  to   1.85%   17.76% to   18.28%
December 31, 2012       44 $13.63464 to  $14.19378 $      603   1.60%    1.40%  to   1.85%   11.61% to   12.11%
December 31, 2011       52 $12.21604 to  $12.66075 $      649   0.64%    1.40%  to   1.85%  -14.37% to  -13.99%
December 31, 2010       68 $14.26638 to  $14.72045 $      984   0.00%    1.40%  to   1.85%   20.82% to   21.07%

                       WELLS FARGO ADVANTAGE VT OMEGA GROWTH FUND - CLASS 1 (AVAILABLE JULY 16, 2010)
                   -----------------------------------------------------------------------------------------
December 31, 2013      473 $ 2.14418 to  $ 3.09314 $    1,417   0.39%    1.40%  to   1.85%   37.67% to   38.29%
December 31, 2012      502 $ 1.55055 to  $ 2.23677 $    1,091   0.00%    1.40%  to   1.85%   18.56% to   19.09%
December 31, 2011      683 $ 1.30203 to  $ 1.87829 $    1,249   0.00%    1.40%  to   1.85%   -7.08% to   -6.66%
December 31, 2010      961 $ 1.39498 to  $ 2.01236 $    1,889   0.00%    1.40%  to   1.85%   26.02% to   26.28%

                     WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND - CLASS 1 (AVAILABLE JULY 16, 2010)
                   -----------------------------------------------------------------------------------------
December 31, 2013       33 $18.03604 to  $18.31500 $      602   0.00%    1.40%  to   1.85%   47.82% to   48.48%
December 31, 2012       41 $12.20120 to  $12.33511 $      501   0.00%    1.40%  to   1.85%    6.14% to    6.62%
December 31, 2011       47 $11.49507 to  $11.56958 $      545   0.00%    1.40%  to   1.85%   -6.08% to   -5.66%
December 31, 2010       66 $12.23884 to  $12.26392 $      804   0.00%    1.40%  to   1.85%   27.58% to   27.84%

                     WELLS FARGO ADVANTAGE VT SMALL CAP VALUE FUND - CLASS 1 (AVAILABLE JULY 16, 2010)
                   -----------------------------------------------------------------------------------------
December 31, 2013       86 $13.64565 to  $13.85629 $    1,185   0.98%    1.40%  to   1.85%   12.94% to   13.44%
December 31, 2012      107 $12.08206 to  $12.21442 $    1,299   1.09%    1.40%  to   1.85%   12.25% to   12.75%
December 31, 2011      131 $10.76329 to  $10.83306 $    1,409   0.86%    1.40%  to   1.85%   -8.74% to   -8.34%
December 31, 2010      183 $11.79431 to  $11.81846 $    2,156   0.00%    1.40%  to   1.85%   21.79% to   22.03%

                                    AST BOND PORTFOLIO 2022 (AVAILABLE JANUARY 3, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2013    5,950 $10.59034 to  $11.29472 $   64,899   0.00%    1.15%  to   3.25%  -12.68% to  -10.78%
December 31, 2012   10,633 $12.12814 to  $12.65985 $  131,877   0.03%    1.15%  to   3.25%    2.40% to    4.63%
December 31, 2011    7,051 $11.84372 to  $12.09978 $   84,496   0.00%    1.15%  to   3.25%   18.44% to   21.00%

                               AST QUANTITATIVE MODELING PORTFOLIO (AVAILABLE APRIL 29, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2013   30,084 $11.59795 to  $12.28290 $  358,117   0.00%    0.55%  to   2.25%   17.54% to   21.72%
December 31, 2012   19,469 $ 9.82808 to  $10.09074 $  192,842   0.04%    0.55%  to   2.15%   10.77% to   12.54%
December 31, 2011    9,116 $ 8.87815 to  $ 8.96673 $   81,124   0.00%    0.55%  to   2.05%  -11.20% to  -10.33%

                            AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (AVAILABLE APRIL 29, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2013  159,964 $10.52625 to  $11.33041 $1,757,753   0.00%    0.55%  to   3.25%    7.25% to   10.24%
December 31, 2012  137,665 $ 9.81460 to  $10.27765 $1,388,059   0.47%    0.55%  to   3.25%    8.25% to   11.28%
December 31, 2011   89,096 $ 9.06646 to  $ 9.23573 $  816,029   0.00%    0.55%  to   3.25%   -9.31% to   -7.64%

                                      A75

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                       WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND-CLASS 1 (AVAILABLE AUGUST 26, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2013      107 $15.64456 to  $15.80815 $    1,674   0.45%    1.40%  to   1.85%   28.61% to   29.18%
December 31, 2012      123 $12.16401 to  $12.23691 $    1,502   0.58%    1.40%  to   1.85%   13.69% to   14.20%
December 31, 2011      125 $10.69886 to  $10.71531 $    1,341   0.00%    1.40%  to   1.85%    4.66% to    4.81%

                              AST PRUDENTIAL CORE BOND PORTFOLIO (AVAILABLE OCTOBER 31, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2013   14,767 $ 9.68326 to  $10.44169 $  151,663   0.00%    0.55%  to   2.85%   -5.10% to   -2.85%
December 31, 2012   12,451 $10.46916 to  $10.74805 $  132,486   0.17%    0.55%  to   2.75%    4.16% to    6.52%
December 31, 2011    1,096 $10.05117 to  $10.08473 $   11,039   0.00%    0.85%  to   2.75%    0.33% to    0.65%

                           AST NEUBERGER BERMAN CORE BOND PORTFOLIO (AVAILABLE OCTOBER 31, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2013    3,859 $ 9.57823 to  $10.16927 $   38,272   0.00%    0.55%  to   3.25%   -5.99% to   -3.37%
December 31, 2012    3,617 $10.25066 to  $10.52360 $   37,538   0.23%    0.55%  to   2.75%    1.98% to    4.30%
December 31, 2011      428 $10.05125 to  $10.08481 $    4,306   0.00%    0.85%  to   2.75%    0.24% to    0.55%

                                    AST BOND PORTFOLIO 2023 (AVAILABLE JANUARY 3, 2012)
                   -----------------------------------------------------------------------------------------
December 31, 2013   21,962 $ 8.90118 to  $ 9.29219 $  199,986   0.00%    1.15%  to   3.25%  -13.12% to  -11.23%
December 31, 2012    3,101 $10.24517 to  $10.45376 $   32,173   0.00%    1.30%  to   3.25%    2.45% to    4.54%

                   AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (AVAILABLE APRIL 30, 2012)
                   -----------------------------------------------------------------------------------------
December 31, 2013  250,383 $11.73153 to  $13.40539 $3,294,490   0.00%    0.55%  to   3.25%   19.00% to   23.79%
December 31, 2012  226,667 $10.62945 to  $10.82950 $2,436,575   0.00%    0.55%  to   3.25%    6.32% to    8.30%

                          AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (AVAILABLE APRIL 30, 2012)
                   -----------------------------------------------------------------------------------------
December 31, 2013   31,973 $11.30516 to  $12.30125 $  383,555   0.00%    0.55%  to   3.15%   14.35% to   18.26%
December 31, 2012   18,256 $10.21676 to  $10.40185 $  188,504   0.92%    0.55%  to   3.15%    2.19% to    4.02%

                       AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (AVAILABLE AUGUST 20, 2012)
                   -----------------------------------------------------------------------------------------
December 31, 2013      150 $ 9.16475 to  $ 9.52764 $    1,404   0.00%    0.55%  to   1.95%   -9.83% to   -8.03%
December 31, 2012       40 $10.38171 to  $10.42862 $      414   0.00%    0.55%  to   1.75%    3.83% to    4.29%

                               AST MFS LARGE-CAP VALUE PORTFOLIO (AVAILABLE AUGUST 20, 2012)
                   -----------------------------------------------------------------------------------------
December 31, 2013    1,183 $12.28936 to  $13.69602 $   15,936   0.00%    0.55%  to   2.70%   25.05% to   33.76%
December 31, 2012      103 $10.15815 to  $10.23902 $    1,049   0.00%    0.55%  to   2.65%    1.60% to    2.39%

                                    AST BOND PORTFOLIO 2024 (AVAILABLE JANUARY 02, 2013)
                   -----------------------------------------------------------------------------------------
December 31, 2013    7,249 $ 8.62024 to  $ 8.80746 $   63,244   0.00%    1.15%  to   3.25%  -13.80% to  -11.93%

                          AST AQR EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   -----------------------------------------------------------------------------------------
December 31, 2013      117 $10.06910 to  $10.19183 $    1,184   0.00%    0.55%  to   1.95%    0.71% to    1.92%

                          AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   -----------------------------------------------------------------------------------------
December 31, 2013    1,526 $11.56161 to  $11.77434 $   17,800   0.00%    0.55%  to   2.65%   15.64% to   17.75%

                          AST QMA EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   -----------------------------------------------------------------------------------------
December 31, 2013       48 $ 9.58150 to  $ 9.69426 $      467   0.00%    0.55%  to   1.90%   -4.17% to   -3.05%

                           AST MULTI-SECTOR FIXED INCOME PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   -----------------------------------------------------------------------------------------
December 31, 2013   73,129 $ 9.51265 to  $ 9.57903 $  695,654   0.00%    1.10%  to   1.90%   -4.86% to   -4.20%

                               AST BLACKROCK ISHARES ETF PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   -----------------------------------------------------------------------------------------
December 31, 2013    8,247 $10.39072 to  $10.58015 $   86,639   0.00%    0.55%  to   3.15%    3.93% to    5.81%

                      AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   -----------------------------------------------------------------------------------------
December 31, 2013   32,310 $10.72647 to  $10.89883 $  349,718   0.00%    0.55%  to   2.85%    7.29% to    8.99%

                            AST DEFENSIVE ASSET ALLOCATION PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   -----------------------------------------------------------------------------------------
December 31, 2013    8,260 $ 9.58831 to  $ 9.76317 $   80,066   0.00%    0.55%  to   3.15%   -4.09% to   -2.36%

                                   AST AQR LARGE-CAP PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   -----------------------------------------------------------------------------------------
December 31, 2013       66 $11.61220 to  $11.72588 $      766   0.00%    0.55%  to   2.00%   16.14% to   17.26%

                                      A76

                              AT YEAR ENDED                            FOR YEAR ENDED
                   ------------------------------------  ---------------------------------------------
                                                   NET   INVESTMENT
                   UNITS        UNIT VALUE        ASSETS   INCOME   EXPENSE RATIO**    TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)   RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------ ---------- -----------------  ----------------
                               AST QMA LARGE-CAP PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   ----------------------------------------------------------------------------------
December 31, 2013    12   $11.64780 to  $11.76574  $136    0.00%    0.55%  to   2.05%  16.50% to  17.66%

        --------
        * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios are annualized and exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

        ** These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

        *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended
            December 31, 2013 or from the effective date of the subaccount through the end of the reporting period.

        ****Investment Income Ratio for the Prudential Money Market Portfolio is less than 0.01%.

        CHARGES AND EXPENSES

        A. MORTALITY RISK AND EXPENSE RISK CHARGES

        The mortality risk and expense risk charges are applied daily against the net assets of the separate account attributable to each of the contracts. Mortality risk is the risk that annuitants may live longer than estimated and expense risk is the risk that the cost of issuing and administering the contracts may exceed related charges by Pruco Life. The daily mortality risk and expense risk charges are assessed through the reduction in unit values.

                                      A77

        B. ADMINISTRATION CHARGE

        The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the reduction in unit values.

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ---------------------------------------------------------------------------------
   0.55%     Premier Retirement Advisor - No Optional Benefits
   0.85%     Premier Retirement Variable Annuity - No Optional Benefits
   0.95%     Premier Bb Series - No Optional Benefits
             Premier Retirement Advisor - With HAV
   1.10%     Prudential Defined Income- No Optional Benefits
   1.15%     Premier B Series - No Optional Benefits
             Premier Retirement Advisor - With HD GRO II OR GRO Plus II
   1.30%     Premier Bb Series - with HD GRO
             Premier Retirement B - No Optional Benefits
   1.35%     Discovery Choice Basic - No Optional Benefits
             Premier Retirement Advisor - With Combo 5% and HAV
   1.40%     No Optional Benefits
               Discovery Select Variable Annuity
               Discovery Preferred Variable Annuity
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
   1.45%     Premier Bb Series 5% Roll Up and HAV or HDV
             Premier Retirement B Share- No Optional Benefits
             Premier Retirement C- No Optional Benefits, after 9th anniversary ("Cliff" year)
             Premier Retirement L- No Optional Benefits, after 9th anniversary ("Cliff" year)
   1.50%     No Optional Benefits
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
               Premier B Series with HD GRO
   1.52%     Strategic Partners Select GMDB with Step Up and Roll Up
   1.55%     Premier X Series - No Optional Benefits
               Premier Bb Series with LT5 or HD5
               Premier Bb Series - with HD GRO
               Premier Retirement Advisor - With HAV and HD GRO II OR HAV and GRO Plus II
   1.60%     Strategic Partners FlexElite - No Optional Benefits
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
   1.65%     No Optional Benefit
               Discovery Choice Enhanced
               Strategic Partners Enhanced FlexElite
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor with GMDB with Step Up and Roll Up
               Premier B Series with HDV
               Premier B Series with Roll-up & HAV

                                      A78

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ --------------------------------------------------------------------------------------------
   1.70%     GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
             GMDB with-Greater of Roll Up and Step Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version
             GMDB with Step Up and Roll Up
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Premier Bb Series with SLT5
               Premier Retirement B - With HAV
               Premier Retirement L - No Optional Benefits
   1.75%     Premier B Series with LT5 or HD5
             GMDB with-Greater of Roll Up or Step Up
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier B Series with HD GRO
               Premier Bb Series with GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement C - No Optional Benefits
   1.80%     Strategic Partners FlexElite with GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Plus Enhanced - Bonus Version with GMDB with Step Up and Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version with GMDB with Greater of Roll Up and Step Up
               Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   1.85%     GMDB with-Greater of Roll Up or Step Up
               Strategic Partners Plus Enhanced III - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Premier L Series with HD GRO
               Premier Retirement X - No Optional Benefits
   1.90%     Premier B Series with SLT5
             With HDV
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Enhanced FlexElite with GMDB Annual Step Up or 5% Roll Up
               Strategic Partners FlexElite with GMDB with Greater of Roll Up and Step Up
               Premier X Series with HD GRO
               Premier B Series with GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement B - With HD GRO II OR GRO Plus II
             Premier Retirement L - No Optional Benefits
             Prudential Defined Income - With Defined Income Benefit
   1.95%     Premier Retirement Advisor - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
               GRO Plus II
             Premier Retirement C Share - No Optional Benefits
   2.00%     Strategic Partners Enhanced FlexElite GMDB with-Greater of Roll Up or Step Up
             With HDV
               Strategic Partners Plus Enhanced III - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
             With LT5 or HD5
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
               Premier L Series with HDV
               Premier L Series with Roll-up & HAV
               Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV

                                      A79

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ------------------------------------------------------------------------------------------
   2.05%     Premier X Series with HDV
               Premier X Series with Roll-up & HAV
               Premier Bb Series with LT5
               Premier Bb Series with LT5 and HDV
               Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
               Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.10%     Strategic Partners Enhanced FlexElite with HDV
             With LT5 or HD5
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
               Premier L Series with HD GRO
               Premier Retirement B - With Combo 5% and HAV
               Premier Retirement L - With HAV
   2.15%     With SLT5
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Premier X Series with LT5 or HD5
               Premier X Series with HD GRO
               Premier Retirement C - With HAV
   2.20%     Strategic Partners FlexElite - No Optional Benefits
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
   2.25%     Strategic Partners Enhanced FlexElite with LT5 or HD5
             With SLT5
               Premier L Series
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor with LT5 or HD5 and GMDB with Step Up and Roll Up
               Premier B Series with LT5
               Premier B Series with LT5 and HDV
               Premier B Series with LT5 or HD5 and Roll-up & HAV
               Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
               Premier Retirement X - With HAV
   2.30%     Premier X Series with SLT5
               Strategic Partners Plus Enhanced - Non Bonus Version with LT5 or HD5 and GMDB with Step
                Up and Roll Up
             With LT5 or HD5 and GMDB with Step Up and Roll Up
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Premier L Series with GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement B - With HAV and HD GRO II OR HAV and GRO Plus II
               Premier Retirement L - With HD GRO II OR GRO Plus II

                                      A80

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ -----------------------------------------------------------------------------------------------
   2.35%     Strategic Partners Annuity One Enhanced III - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
               Premier X Series with GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement C - With HD GRO II OR GRO Plus II
   2.40%     Strategic Partners Annuity One Enhanced - Bonus Version with LT5 or HD5 and GMDB with
              Greater of Roll Up and Step Up
             Strategic Partners Plus Enhanced - Bonus Version with LT5 or HD5 and GMDB with Step Up and
              Roll Up
               Strategic Partners FlexElite with LT5 or HD5 and GMDB with GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Enhanced FlexElite with SLT5
               Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.45%     Premier Retirement X - With HD GRO II OR GRO Plus II
   2.50%     Strategic Partners FlexElite with LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up
             Strategic Partners Enhanced FlexElite with LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
             With LT5 or HD5 and with HDV
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement L - With Combo 5% and HAV
   2.55%     Premier Retirement C - With Combo 5% and HAV
   2.60%     Strategic Partners Enhanced FlexElite with LT5 or HD5 and GMDB with-Greater of Roll Up or
              Step Up
             With LT5 or HD5 and with HDV
               Strategic Partners Plus Enhanced III - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Premier L Series with LT5
               Premier L Series with LT5 and HDV
               Premier L Series with LT5 or HD5 and Roll-up & HAV
               Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
   2.65%     Premier X Series with LT5
               Premier X Series with LT5 and HDV
               Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
               Premier X Series with LT5 or HD5 and Roll-up & HAV
               Premier Retirement X - With Combo 5% and HAV
   2.70%     Premier Retirement B - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and GRO Plus II
               Premier Retirement L - With HAV and HD GRO II OR HAV and GRO Plus II
   2.75%     Strategic Partners Enhanced FlexElite with SLT5 with HDV
               Premier Retirement C - With HAV and HD GRO II OR HAV and GRO Plus II
   2.85%     Premier Retirement X - With HAV and HD GRO II OR HAV and GRO Plus II
   2.90%     Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.95%     Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   3.10%     Premier Retirement L - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
              GRO Plus II
   3.15%     Premier Retirement C - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
              GRO Plus II
   3.25%     Premier Retirement X - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
              GRO Plus II

        C. WITHDRAWAL CHARGES

        A deferred sales charge may be assessed upon full or partial contract owner redemptions. The charge compensates Pruco Life for paying the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

                                      A81

        D. OTHER RELATED CHARGES

        For Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, the Optional Benefit Fee is a percentage of the Protected Withdrawal Value and is deducted pro rata from the Subaccounts on a quarterly basis.

        For Highest Daily Lifetime Income v2.1, Spousal Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit, Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit, Spousal Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit, Highest Daily Lifetime Income, Highest Daily Lifetime Income with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, Highest Daily Lifetime Six Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Six Plus, and Spousal Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus, Highest Daily Lifetime Seven Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator, and Spousal Highest Daily Lifetime Seven Plus, the Optional Benefit Fee is assessed against the greater of the unadjusted account value or the Protected Withdrawal Value and is deducted pro rata from the Subaccounts on a quarterly basis.

        An annual Maintenance Fee is charged if purchase payments or account value is less than a stated amount (varies by product and may vary by State).

NOTE 8: OTHER

        Contract owner net payments--represent contract owner contributions under the Variable Annuity Contracts reduced by applicable deductions, charges, and state premium taxes.

        Annuity payments--represent periodic payments distributed under the terms of the contract.

        Surrenders, withdrawals, and death benefits--are payments to contract owners and beneficiaries made under the terms of the Variable Annuity Contracts, and amounts that contract owners have requested to be withdrawn or paid to them.

        Net transfers between other subaccounts or Fixed Rate Option--are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

        Other charges--are various contract level charges as described in contract charges and features section located above.

                                      A82

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company

       In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of the Pruco Life Flexible Premium Variable Annuity Account at December 31, 2013, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2013 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 09, 2014

                                      A83

                         PRUCO LIFE INSURANCE COMPANY
                     Consolidated Financial Statements and
            Report of Independent Registered Public Accounting Firm

                          December 31, 2013 and 2012

                         PRUCO LIFE INSURANCE COMPANY

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                            Page #
                                                                            ------
Financial Statements
Management's Annual Report on Internal Control Over Financial Reporting       B-2

Consolidated Financial Statements:

Consolidated Statements of Financial Position - December 31, 2013 and 2012    B-3

Consolidated Statements of Operations and Comprehensive Income (Loss)
Years ended December 31, 2013, 2012 and 2011                                  B-4

Consolidated Statements of Equity
Years ended December 31, 2013, 2012 and 2011                                  B-5

Consolidated Statements of Cash Flows
Years ended December 31, 2013, 2012 and 2011                                  B-6

Notes to Consolidated Financial Statements                                    B-8

Report of Independent Registered Public Accounting Firm                      B-60

    Management's Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company ("the Company") is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2013, of the Company's internal control over financial reporting, based on the framework established in Internal Control--Integrated Framework
(1992) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company's internal control over financial reporting was effective as of December 31, 2013.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company's registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management's report was not subject to attestation by the Company's registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management's report in this Annual Report.

March 10, 2014

                         Part I--Financial Information

Item 1. Financial Statements

                         PRUCO LIFE INSURANCE COMPANY

                 Consolidated Statements of Financial Position
   As of December 31, 2013 and December 31, 2012 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                                                  December 31,    December 31,
                                                                                      2013            2012
                                                                                 --------------- ---------------
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost: 2013 -
 $5,538,933; 2012 - $5,662,255)                                                  $     5,651,401 $     6,135,765
Equity securities, available-for-sale, at fair value (cost: 2013 - $567; 2012 -
 $3,119)                                                                                     771           4,327
Trading account assets, at fair value                                                     18,892          11,376
Policy loans                                                                           1,086,772       1,079,714
Short-term investments                                                                    16,002         112,337
Commercial mortgage and other loans                                                    1,532,165       1,463,977
Other long-term investments                                                              226,704         284,489
                                                                                 --------------- ---------------
   Total investments                                                                   8,532,707       9,091,985
Cash and cash equivalents                                                                307,243         412,109
Deferred policy acquisition costs                                                      5,034,299       3,679,061
Accrued investment income                                                                 89,465          90,653
Reinsurance recoverables                                                              13,657,859       7,032,175
Receivables from parents and affiliates                                                  262,362         183,044
Deferred sales inducements                                                               989,889         787,891
Income taxes                                                                                   -           9,910
Other assets                                                                              45,983          47,453
Separate account assets                                                              100,402,349      80,887,276
                                                                                 --------------- ---------------
   TOTAL ASSETS                                                                  $   129,322,156 $   102,221,557
                                                                                 =============== ===============
LIABILITIES AND EQUITY
LIABILITIES
Policyholders' account balances                                                  $    14,303,330 $     8,557,077
Future policy benefits and other policyholder liabilities                              6,916,669       6,696,813
Cash collateral for loaned securities                                                     84,867          48,068
Income taxes                                                                             186,015               -
Short-term debt to affiliates                                                            274,900         272,000
Long-term debt to affiliates                                                           1,592,000       1,511,000
Payables to parent and affiliates                                                        191,065           6,694
Other liabilities                                                                        964,740         726,737
Separate account liabilities                                                         100,402,349      80,887,276
                                                                                 --------------- ---------------
   TOTAL LIABILITIES                                                                 124,915,935      98,705,665
                                                                                 --------------- ---------------

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

EQUITY
Common stock, ($10 par value; 1,000,000 shares, authorized; 250,000 shares,
 issued and outstanding)                                                                   2,500           2,500
Additional paid-in capital                                                               804,237         818,303
Retained earnings                                                                      3,542,838       2,427,628
Accumulated other comprehensive income                                                    56,646         267,461
                                                                                 --------------- ---------------
   TOTAL EQUITY                                                                        4,406,221       3,515,892
                                                                                 --------------- ---------------
TOTAL LIABILITIES AND EQUITY                                                     $   129,322,156 $   102,221,557
                                                                                 =============== ===============

                See Notes to Consolidated Financial Statements

                         PRUCO LIFE INSURANCE COMPANY

     Consolidated Statements of Operations and Comprehensive Income (Loss)
          Years Ended December 31, 2013, 2012 and 2011 (in thousands)
--------------------------------------------------------------------------------

                                                                              -------------- -------------- --------------
                                                                                   2013           2012           2011
                                                                              -------------- -------------- --------------
REVENUES
Premiums                                                                      $       56,851 $       68,136 $       72,787
Policy charges and fee income                                                      1,880,925      1,534,763      1,109,495
Net investment income                                                                419,011        417,510        439,950
Asset administration fees                                                            332,288        286,302        203,508
Other income                                                                          20,149         74,013         43,861
Realized investment gains (losses), net:
  Other-than-temporary impairments on fixed maturity securities                     (12,268)       (34,926)       (71,348)
  Other-than-temporary impairments on fixed maturity securities
   transferred to other comprehensive income                                           7,827         28,692         62,379
  Other realized investment gains (losses), net                                      (9,009)      (150,213)        271,052
                                                                              -------------- -------------- --------------
       Total realized investment gains (losses), net                                (13,450)      (156,447)        262,083
                                                                              -------------- -------------- --------------
 TOTAL REVENUES                                                                    2,695,774      2,224,277      2,131,684
                                                                              -------------- -------------- --------------

BENEFITS AND EXPENSES
Policyholders' benefits                                                              178,924        353,494        312,211
Interest credited to policyholders' account balances                                  45,737        165,992        502,585
Amortization of deferred policy acquisition costs                                  (524,311)       (38,969)        973,203
General, administrative and other expenses                                           890,794        878,383        697,884
                                                                              -------------- -------------- --------------
 TOTAL BENEFITS AND EXPENSES                                                         591,144      1,358,900      2,485,883
                                                                              -------------- -------------- --------------

INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES                                  2,104,630        865,377      (354,199)
                                                                              -------------- -------------- --------------

 Income taxes:
  Current                                                                            250,601        216,654         42,474
  Deferred                                                                           315,819       (35,614)      (263,930)
                                                                              -------------- -------------- --------------
 Total Income tax expense (benefit)                                                  566,420        181,040      (221,456)
                                                                              -------------- -------------- --------------
NET INCOME (LOSS)                                                             $    1,538,210 $      684,337 $     (132,743)
                                                                              -------------- -------------- --------------

Other comprehensive income (loss), before tax:
  Foreign currency translation adjustments                                               224            192          (178)
  Net unrealized investment gains (losses):
    Unrealized investment gains (losses) for the period                            (290,636)        105,543        122,946
    Reclassification adjustment for (gains) losses included in net income           (33,920)       (22,644)       (75,822)
                                                                              -------------- -------------- --------------
  Net unrealized investment gains (losses)                                         (324,556)         82,899         47,124
                                                                              -------------- -------------- --------------
Other comprehensive income (loss), before tax                                      (324,332)         83,091         46,946
                                                                              -------------- -------------- --------------
  Less: Income tax expense (benefit) related to:
    Foreign currency translation adjustments                                              78             67           (62)
    Net unrealized investment gains (losses)                                       (113,595)         29,191         16,479
                                                                              -------------- -------------- --------------
     Total                                                                         (113,517)         29,258         16,417
Other comprehensive income (loss), net of tax:                                     (210,815)         53,833         30,529
                                                                              -------------- -------------- --------------
COMPREHENSIVE INCOME (LOSS)                                                   $    1,327,395 $      738,170 $    (102,214)
                                                                              ============== ============== ==============

                See Notes to Consolidated Financial Statements

                         PRUCO LIFE INSURANCE COMPANY

                       Consolidated Statements of Equity
          Years Ended December 31, 2013, 2012 and 2011 (in thousands)
--------------------------------------------------------------------------------

                                                                                             Accumulated
                                                                                                Other
                                                                Additional                   Comprehensive
                                                     Common      Paid-in      Retained          Income
                                                     Stock       Capital       Earnings         (Loss)        Total Equity
                                                    --------   -----------   ------------   --------------   -------------

Balance, December 31, 2010                          $  2,500   $  792,226    $  1,902,185    $    183,099    $  2,880,010
Contributed Capital-Parent/Child Asset Transfers           -        3,543               -               -           3,543
Affiliated asset transfers                                 -       40,252        (26,151)               -          14,101
Comprehensive income (loss):
  Net income (loss)                                        -            -       (132,743)               -       (132,743)
  Other comprehensive income (loss), net of tax            -            -               -          30,529          30,529
                                                                                                             ------------
Total comprehensive income (loss)                                                                               (102,214)
                                                    --------   ----------    ------------    ------------    ------------

Balance, December 31, 2011                          $  2,500   $  836,021    $  1,743,291    $    213,628    $  2,795,440
Contributed Capital-Parent/Child Asset Transfers           -     (17,718)               -               -        (17,718)
Affiliated asset transfers                                 -            -               -               -               -
Comprehensive income (loss):
  Net income (loss)                                        -            -         684,337               -         684,337
  Other comprehensive income (loss), net of tax            -            -               -          53,833          53,833
                                                                                                             ------------
Total comprehensive income (loss)                                                                                 738,170
                                                    --------   ----------    ------------    ------------    ------------

Balance, December 31, 2012                          $  2,500   $  818,303    $  2,427,628    $    267,461    $  3,515,892
Dividend to Parent                                         -            -       (423,000)               -       (423,000)
Capital-Asset Transfer Activity (Parent-Child)             -     (14,066)               -               -        (14,066)
Comprehensive income (loss):

  Net income (loss)                                        -            -       1,538,210               -       1,538,210
  Other comprehensive income (loss), net of tax            -            -               -       (210,815)       (210,815)
                                                                                                             ------------
Total comprehensive income (loss)                                                                               1,327,395
                                                    --------   ----------    ------------    ------------    ------------

Balance, December 31, 2013                          $  2,500   $  804,237    $  3,542,838    $     56,646    $  4,406,221
                                                    ========   ==========    ============    ============    ============

                See Notes to Consolidated Financial Statements

                         PRUCO LIFE INSURANCE COMPANY

                     Consolidated Statements of Cash Flows
          Years Ended December 31, 2013, 2012 and 2011 (in thousands)
--------------------------------------------------------------------------------

                                                                            2013           2012           2011
                                                                       -------------- -------------- --------------
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income                                                              $   1,538,210  $     684,337  $   (132,743)
Adjustments to reconcile net income to net cash provided by operating activities:
 Policy charges and fee income                                              (113,831)      (163,640)      (127,683)
 Interest credited to policyholders' account balances                          45,737        165,992        502,585
 Realized investment (gains) losses, net                                       13,450        156,447      (262,083)
 Amortization and other non-cash items                                       (43,677)       (56,322)       (68,098)
 Change in:
   Future policy benefits and other insurance liabilities                   1,185,681      1,337,078        870,582
   Reinsurance recoverables                                               (1,211,151)    (1,117,361)      (798,474)
   Accrued investment income                                                  (4,286)        (6,372)          6,785
   Receivables from parent and affiliates                                    (88,490)          5,571         46,595
   Payables to parent and affiliates                                           23,110            855       (48,064)
   Deferred policy acquisition costs                                      (1,346,386)    (1,210,728)      (123,100)
   Income taxes payable                                                       341,965         81,763      (412,217)
   Deferred sales inducements                                                (20,871)      (199,005)      (289,642)
   Other, net                                                                 (1,855)          7,961        156,698
                                                                       -------------- -------------- --------------
Cash flows from (used in) operating activities                          $     317,606  $   (313,424)  $   (678,859)
                                                                       -------------- -------------- --------------

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
 Fixed maturities, available for sale                                   $   1,570,701  $   1,019,890  $   1,069,922
 Short-term investments                                                       662,351      1,424,173      1,167,039
 Policy loans                                                                 130,655        131,511        122,721
 Ceded policy loans                                                           (9,156)        (7,951)        (1,861)
 Commercial mortgage and other loans                                          207,340        149,621         82,098
 Other long-term investments                                                   12,933         11,557         10,612
 Equity securities, available for sale                                         13,596          9,862         10,355
 Trading account assets, at fair value                                          7,524         14,325          5,174
Payments for the purchase/origination of:
 Fixed maturities, available for sale                                     (1,934,430)    (1,646,619)    (1,135,456)
 Short-term investments                                                     (566,100)    (1,253,361)    (1,203,342)
 Policy loans                                                               (101,357)      (129,521)      (102,230)
 Ceded policy loans                                                             9,687         16,320          5,538
 Commercial mortgage and other loans                                        (367,857)      (239,086)      (204,951)
 Other long-term investments                                                 (84,859)       (75,664)       (70,641)
 Equity securities, available for sale                                       (10,574)        (5,024)        (8,528)
 Trading account assets, at fair value                                        (9,478)              -              -
 Notes receivable from parent and affiliates, net                               4,641          5,714          6,842
 Other, net                                                                       160        (1,885)          2,757
                                                                       -------------- -------------- --------------
Cash flows from (used in) investing activities                          $   (464,223)  $   (576,138)  $   (243,951)
                                                                       -------------- -------------- --------------

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
 Policyholders' account deposits                                        $   3,091,818  $   4,154,752  $   3,044,607
 Ceded policyholders' account deposits                                      (413,181)      (312,528)      (117,916)

 Policyholders' account withdrawals                                       (2,399,425)    (3,178,207)    (2,555,035)
 Ceded policyholders' account withdrawals                                      47,114         31,419          8,824
 Net change in securities sold under agreement to repurchase and cash
 collateral for loaned securities                                              36,799      (146,074)        114,612
 Dividend to parent                                                         (423,000)              -              -
 Contributed/Distributed capital - parent/child asset transfers               (3,374)       (20,900)          3,543
 Net change in financing arrangements (maturities 90 days or less)          (155,100)         29,000        129,000
 Net change in long-term borrowing                                             21,100          3,786       (59,401)
 Drafts outstanding                                                           239,000        453,000        277,000

                                                       ------------ -------------- ------------
Cash flows from (used in) financing activities          $    41,751  $   1,014,248  $   845,234
                                                       ------------ -------------- ------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS      (104,866)        124,686     (77,576)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                412,109        287,423      364,999
                                                       ------------ -------------- ------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                $   307,243  $     412,109  $   287,423
                                                       ============ ============== ============
SUPPLEMENTAL CASH FLOW INFORMATION
  Income taxes paid, net of refunds                     $ (250,087)  $     134,603  $   166,606
  Interest paid                                         $    40,209  $      43,717  $    33,104

                See Notes to Consolidated Financial Statements

Significant Non Cash Transactions

Cash Flows from Investing Activities for the twelve months ended December 31, 2013 excludes $56 million of increases in fixed maturities, available for sale and $132 million of decreases in fixed maturities, available for sale related to the amendments of the reinsurance agreements between the Company and UPARC, an affiliate, and the Company, and PAR U, an affiliate in the first quarter of 2013. See Note 13 to the Consolidated Financial Statements for more information on related party transactions.

Cash Flows from Investing Activities for the twelve months ended December 31, 2013 excludes $192 million of increases in fixed maturities, available for sale, and commercial mortgages and $704 million of decreases in fixed maturities, available for sale, and commercial mortgages related to the amendments of the reinsurance agreements between the Company and UPARC, an affiliate, and the Company, and PAR U, an affiliate, in the third quarter of 2013. See Note 13 to the Consolidated Financial Statements for more information on related party transactions.

Cash Flows from Investing Activities for the twelve months ended December 31, 2013 excludes $4,951 million of increases in fixed maturities, available for sale, commercial mortgages, short-term investments, and trading account assets related to the coinsurance of Guaranteed Universal Life ("GUL") business assumed from Prudential Insurance in connection with the acquisition of the Hartford Life Business. Cash Flows from Investing Activities for the twelve months ended December 31, 2013 excludes $4,952 million of decreases in fixed maturities, available for sale, commercial mortgages, short-term investments, and trading account assets related to the subsequent retrocession of this GUL business assumed from Prudential Insurance to PAR U, an affiliate. See Note 13 to the Consolidated Financial Statements for more information on related party transactions.

Cash Flows from Financing Activities for the twelve months ended December 31, 2013 excludes $12 million of decreases in Contributed/Distributed capital-parent/child asset transfers related to the coinsurance of GUL business assumed from Prudential Insurance in connection with the acquisition of the Hartford Life Business.

Cash Flows from Investing Activities for the twelve months ended December 31, 2012 excludes $202 million of decreases in fixed maturities, available for sale and commercial mortgages related to the coinsurance transaction between the Company's wholly owned subsidiary PLNJ and PAR U, in the third quarter of 2012. See Note 13 to the Consolidated Financial Statements for more information on related party transactions.

Cash Flows from Investing Activities in the 2011 Consolidated Statement of Cash Flows excludes $313 million of increases in fixed maturities, available for sale related to a non-cash transfer of assets to the Company. These assets were received as consideration of premium due to the Company for the recapture of policies issued prior to January 1, 2011 previously reinsured by Universal Prudential Arizona Reinsurance Company, or "UPARC," an affiliate (See Note 13).

Cash Flows from Investing Activities in the 2011 Consolidated Statement of Cash Flows also excludes $1,054 million of decreases in fixed maturities available for sale related to the coinsurance transaction with PAR U, an affiliate (See
Note 13). The assets transferred included $1,009 million of consideration for the initial premium due under the coinsurance agreement with this affiliate and $45 million to Prudential Insurance, the Company's parent company, to settle tax expenses arising from this coinsurance transaction.

                         Pruco Life Insurance Company

                  Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company, is a wholly owned subsidiary of The Prudential Insurance Company of America, or "Prudential Insurance," which in turn is an indirect wholly owned subsidiary of Prudential Financial, Inc., or "Prudential Financial." Pruco Life Insurance Company was organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities, primarily through affiliated and unaffiliated distributors, in the District of Columbia, Guam, and in all States except New York.

The Company has three subsidiaries, including one wholly owned insurance subsidiary, Pruco Life Insurance Company of New Jersey, or "PLNJ," and two subsidiaries formed in 2009 for the purpose of holding certain commercial loan investments. Pruco Life Insurance Company and its subsidiaries are together referred to as the Company and all financial information is shown on a consolidated basis.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only.

Acquisition of The Hartford's Individual Life Insurance Business

On January 2, 2013, Prudential Insurance acquired the individual life insurance business of The Hartford Financial Services Group, Inc. ("The Hartford") through a reinsurance transaction. Under the agreement, Prudential Insurance paid The Hartford cash consideration of $615 million, primarily in the form of a ceding commission to provide reinsurance for approximately 700,000 life insurance policies with net retained face amount in force of approximately $141 billion. This acquisition increases our scale in the U.S. individual life insurance market, particularly universal life products, and provides complimentary distribution opportunities through expanded wirehouse and bank distribution channels.

In connection with this transaction, Prudential Insurance retroceded to the Company, the portion of the assumed business that is classified as guaranteed universal life insurance ("GUL") with account values of approximately $4 billion as of January 2, 2013. The Company has reinsured more than 79,000 GUL policies with a net retained face amount in force of approximately $30 billion. The Company then retroceded all of the GUL policies to an affiliated captive reinsurance company. Collectively, these transactions do not have a material impact on equity, as determined in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"), or the statutory capital and surplus of the Company.

Basis of Presentation

The Consolidated Financial Statements have been prepared in accordance with U.S. GAAP. Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of deferred sales inducements; valuation of investments including derivatives and the recognition of other-than-temporary impairments ("OTTI"); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2.  SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment Related Liabilities

The Company's principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available-for-sale" are carried at fair value. See Note 10 for additional information regarding the determination of fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are carried at amortized cost and classified as "held-to-maturity." The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

accretion of discount is included in "Net investment income" under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an other than temporary impairment has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as "available-for-sale," net of tax, and the effect on deferred policy acquisition costs ("DAC"), deferred sales inducements ("DSI"), future policy benefits, and policyholder account balances that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)" ("AOCI").

Trading account assets, at fair value, represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these investments are reported in "Asset administration fees and other income." Interest and dividend income from these investments is reported in "Net investment income."

Equity securities, available-for-sale, at fair value, are comprised of common stock, and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, DSI, future policy benefits, and policyholder account balances that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in "Net investment income" when earned.

Commercial mortgage and other loans consist of commercial mortgage loans, agricultural loans and uncollateralized loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in "Net investment income."

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines "past due" as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company's assessment as to the collectability of the principal. See Note 3 for additional information about the Company's past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on "early warning" status in cases where, based on the Company's analysis of the loan's collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as "closely monitored" when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans "not in good standing" are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property's net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company's periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company's periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company's commercial mortgage and agricultural loan portfolios.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan's effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. "Realized investment gains (losses), net" includes changes in the allowance for losses. "Realized investment gains (losses), net" also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in "Net investment income" at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, or as well as U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as "Net investment income;" however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in "General and administrative expenses").

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company's partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company's income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company's investment in operating joint ventures, is included in "Net investment income." The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag.

Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See "Derivative Financial Instruments" below for additional information regarding the accounting for derivatives.

The Company's available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An other-than-temporary impairment is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment an other-than-temporary impairment is recognized.

When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security's amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in "Other comprehensive income (loss)" ("OCI"). Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of AOCI.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security's position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Unrealized investment gains and losses are also considered in determining certain other balances, including deferred policy acquisition costs, DSI, certain future policy benefits, policyholder account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Trading account assets, at fair value." The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Deferred Policy Acquisition Costs

Costs that vary with and that are directly related to the successful acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily include commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. See below under "Adoption of New Accounting Pronouncements" for a discussion of the authoritative guidance adopted effective January 1, 2012, regarding which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. In each reporting period, capitalized DAC is amortized to "Amortization of deferred policy acquisition costs," net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

Deferred policy acquisition costs related to interest sensitive and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts (at least 30 years) in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive the future equity return assumptions.

However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. In addition to the gross profit components previously mentioned, the impact of the embedded derivatives associated with certain optional living benefit features of the Company's variable annuity contracts and related hedging activities are also included in actual gross profits used as the basis for calculating current period amortization and, in certain instances, in management's estimate of total gross profits used for setting the amortization rate, regardless of which affiliated legal entity this activity occurs. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 13. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to total gross profits on unamortized DAC is reflected in "Amortization of deferred policy acquisition costs" in the period such total gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Deferred Sales Inducements

The Company offered various types of sales inducements to contractholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of deferred sales inducements in "Interest credited to policyholders' account balances." Deferred sales inducements, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 7 for additional information regarding sales inducements.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholders' account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 7 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company's consolidated results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset administration fees charged to the accounts are included in "Asset administration fees."

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Other Assets and Other Liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, reinsurance payables, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Reinsurance recoverables

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13.

Future Policy Benefits

The Company's liability for future policy benefits is comprised of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 7. These reserves represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 10.

The Company's liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality, and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on the Company's experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. Any adjustments to future policy benefit reserves to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 7 for additional information regarding future policy benefits.

Policyholders' Account Balances

The Company's liability for policyholders' account balances primarily represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the general accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the general account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive and variable life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance inforce. Benefits are recorded as an expense when they are incurred. Benefits and expenses for these products also include amortization of DAC. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Revenues for variable deferred annuity contracts consist of charges against contractholder account values for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contractholder. Surrender charge revenue is recognized when the surrender charge is assessed against the contractholder at the time of surrender. Benefits and expenses for these products also include amortization of DAC and DSI. Benefit reserves for the variable investment options on annuity contracts represent the account value of the contracts and are included in "Separate account liabilities."

Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contractholder account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue when assessed against the contractholder. Benefit reserves for variable immediate annuity contracts represent the account value of the contracts and are included in "Separate account liabilities."

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on applicable actuarial standards with assumed interest rates that vary by contract year. Reserves for contracts without life contingencies are included in "Policyholders' account balances" while reserves for contracts with life contingencies are included in "future policy benefits and other policyholder liabilities." Assumed interest rates ranged from 0.00% to 14.75% at December 31, 2013, and from 1.00% to 14.75% at December 31, 2012.

Revenues for variable life insurance contracts consist of charges against contractholder account values or separate accounts for expense charges, administration fees, cost of insurance charges, taxes and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contractholder. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products also include amortization of DAC. Benefit reserves for variable life insurance contracts represent the account value of the contracts and are included in "Separate account liabilities."

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount, and certain individual life contracts provide no lapse guarantees. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 7.

Amounts received as payment for interest-sensitive or variable contracts are reported as deposits to "Policyholders' account balances" and/or "Separate account liabilities." Revenues from these contracts are reflected in "Policy charges and fee income" consisting primarily of fees assessed during the period against the policyholders' account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company's general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC and DSI.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies.

Asset Administration Fees

The Company receives asset administration fee income from contractholders' account balances invested in The Prudential Series Funds or, "PSF," which are a portfolio of mutual fund investments related to the Company's separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note
13). In addition, the Company receives fees from contractholders' account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter ("OTC") market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within "Other trading account assets, at fair value" or "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in "Realized investment gains (losses), net."

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in "Realized investment gains (losses), net." Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in "Realized investment gains (losses), net."

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net." For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within "Trading account assets, at fair value."

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to an affiliate, Pruco Reinsurance Ltd. ("Pruco Re"). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in "Future policy benefits and other policyholder liabilities" and "Reinsurance recoverables" or "Other liabilities," respectively. Changes in the fair value are determined using valuation models as described in Note 10, and are recorded in "Realized investment gains (losses), net."

The Company, excluding its subsidiaries, also sells certain universal life products that contain a no lapse guarantee provision that is reinsured with an affiliate, UPARC. The reinsurance of this no lapse guarantee results in an embedded derivative that incurs market risk primarily in the form of interest rate risk. Interest rate sensitivity can result in changes in the reinsurance recoverables that are carried at fair value and included in "Reinsurance recoverables," and changes in "Realized investment gains (losses), net." In the third quarter of 2011, the Company amended its reinsurance agreement resulting in a recapture of a portion of this business (See Note 13) effective July 1, 2011. Pursuant to the recapture amendment, the settlement of the recapture premium occurred subsequent to the effective date of the recapture. As a result, the recapture premium was treated as if settled on the effective date and adjusted for the time elapsed between this date and the settlement date. This adjustment was equal to the earned interest and changes in market values from the effective date through the settlement date related to fixed maturity securities from an asset portfolio within UPARC. This settlement feature was accounted for as a derivative.

Concurrent with the recapture discussed above, the Company entered into a new coinsurance agreement with an affiliate, PAR U effective July 1, 2011. The settlement of the initial coinsurance premium also occurred subsequent to the effective date of the coinsurance agreement and contains a settlement provision similar to the recapture premium, discussed above. The adjustment to the initial coinsurance premium was equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity securities from both an asset portfolio within the Company, as well as an asset portfolio within UPARC. The settlement feature of this agreement was accounted for as a derivative (See Note 13 for additional information about this agreement).

In the third quarter of 2012, the Company's wholly owned subsidiary, PLNJ, entered a new coinsurance agreement with an affiliate, PAR U effective July 1, 2012. The settlement of the initial coinsurance premium occurred subsequent to the effective date of the coinsurance agreement. As a result, the settlement was treated as if settled on the effective date and adjusted for the time elapsed between the effective date and the settlement date. This adjustment to the initial coinsurance premium was equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity securities from an asset portfolio within PLNJ. The settlement feature of this agreement was accounted for as a derivative (See Note 13 for additional information about this agreement).

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


In the third quarter of 2013, the Company further amended its reinsurance agreement with UPARC resulting in the recapture of a portion of this business (See Note 13 for additional information about this agreement) effective July 1, 2013. Pursuant to the recapture amendment, the settlement of the recapture premium occurred subsequent to the effective date of the recapture. As a result, the recapture premium was treated as if settled on the effective date and adjusted for the time elapsed between the effective date and the settlement date. This adjustment was equal to the interest earned from the effective date through the settlement date related to fixed maturity securities and commercial mortgages held by UPARC. This settlement feature was accounted for as a derivative.

Concurrent with the recapture discussed above, the Company, excluding its subsidiaries, amended its coinsurance agreement with PAR U effective July 1, 2013. The settlement of the initial coinsurance premium also occurred subsequent to the effective date and the amendment contains a settlement provision similar to the recapture premium discussed above. The adjustment to the coinsurance premium was equal to the interest earned from the effective date through the settlement date related to fixed maturity securities and commercial mortgages from both an asset portfolio within the Company, as well as an asset portfolio within UPARC. The settlement feature of this agreement was accounted for as a derivative (See Note 13 for additional information about this agreement).

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company's tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company's income statement. Deferred tax liabilities generally represent tax expense recognized in the Company's financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company's tax return but have not yet been recognized in the Company's financial statements.

The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company's deferred tax assets and establish a valuation allowance if necessary to reduce the Company's deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards ("tax attributes"), the

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense.

See Note 9 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In December 2013, the Financial Accounting Standards Board ("FASB") issued updated guidance establishing a single definition of a public entity for use in financial accounting and reporting guidance. This new guidance is effective for all current and future reporting periods and did not have a significant effect on the Company's consolidated financial position, results of operations, or financial statement disclosures.

In July 2013, the FASB issued new guidance regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting, in addition to the United States Treasury rate and London Inter-Bank Offered Rate ("LIBOR"). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance is effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013 and should be applied prospectively. Adoption of the guidance did not have a significant effect on the Company's consolidated financial position, results of operations, and financial statement disclosures.

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, an entity is required to separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance is effective for the first interim or annual reporting period beginning after December 15, 2012 and should be applied prospectively. The disclosures required by this guidance are included in Note 3.

In December 2011 and January 2013, the FASB issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). This new guidance requires an entity to disclose information on both a gross and net basis about instruments and transactions within the scope of this guidance. This new guidance is effective for interim or annual reporting periods beginning on or after January 1, 2013, and should be applied retrospectively for all comparative periods presented. The disclosures required by this guidance are included in Note 11.

Effective January 1, 2012, the Company adopted retrospectively new authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits, and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Prior period financial information presented in these financial statements has been adjusted to reflect the retrospective adoption of the amended guidance. The impact of the retrospective adoption of this guidance on previously reported December 31, 2011 and December 31, 2010 balances was a reduction in "Deferred policy acquisition costs" of $672 million and $684 million, an increase in "Policyholders' Account Balances" of $3 million and $3 million, and a reduction in "Total equity" of $469 million and $446 million, respectively. As of December 31, 2011, "Other Liabilities" increased $48 million and "Reinsurance Recoverables" increased $2 million related to the impact of this guidance on the 2011 coinsurance agreement with PAR U (see Note 13), The impact of the retrospective adoption of this guidance on previously reported income from continuing operations before income taxes for the years ended December 31, 2011, 2010 and 2009 was a decrease of $34 million, $125 million and $53 million, respectively. The lower level of costs now qualifying for deferral will be only partially offset by a lower level of amortization of "Deferred policy acquisition costs," and, as such, will initially result in lower earnings in future periods primarily reflecting lower deferrals of wholesaler costs. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company's results of operations, it has no effect on the total acquisition costs to be recognized over time and has no impact on the Company's cash flows.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders' equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The Company opted to present the total of comprehensive income, the components of net income, and the components of other comprehensive income in two separate but consecutive statements. The Consolidated Financial Statements included herein reflect the adoption of this updated guidance.

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

the first interim or annual reporting period beginning after December 15, 2011, and should be applied prospectively. The expanded disclosures required by this guidance are included in Note 10. Adoption of this guidance did not have a significant effect on the Company's consolidated financial position or results of operations.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first interim or annual reporting period beginning on or after December 15, 2011, and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company's adoption of this guidance did not have a significant effect on the Company's consolidated financial position, results of operations, and financial statement disclosures.

In April 2011, the FASB issued updated guidance clarifying which restructurings constitute troubled debt restructurings. It is intended to assist creditors in their evaluation of whether conditions exist that constitute a troubled debt restructuring. This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011, and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company's adoption of this guidance in the third quarter of 2011 did not have a significant effect on the Company's consolidated financial position, results of operations, or financial statement disclosures.

Future Adoption of New Accounting Pronouncements

In July 2013, the FASB issued updated guidance regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. This new guidance is effective for interim or annual reporting periods that begin after December 15, 2013, and should be applied prospectively, with early application permitted. This guidance is not expected to have a significant effect on the Company's consolidated financial position, results of operations, and financial statement disclosures.

In January 2014, the FASB issued updated guidance for troubled debt restructurings clarifying when an in substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014. This guidance can be elected for prospective adoption or by using a modified retrospective transition method. This guidance is not expected to have a significant effect on the Company's consolidated financial position, results of operations, or financial statement disclosures.

3.  INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

                                                                             December 31, 2013
                                             ---------------------------------------------------------------------------------
                                                                                                                  Other-than-
                                                                  Gross           Gross                            temporary
                                                Amortized       Unrealized      Unrealized          Fair          Impairments
                                                  Cost            Gains           Losses            Value         in AOCI (3)
                                             ---------------   -------------   -------------   ---------------   -------------
                                                                              (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and
 obligations of U.S. government
 authorities and agencies                    $        89,497   $       5,910   $       1,882   $        93,525   $           -
Obligations of U.S. states and their
 political subdivisions                               83,807           1,518           6,374            78,951               -
Foreign government bonds                              20,357           3,640               -            23,997               -
Public utilities                                     796,747          32,303          29,281           799,769               -
Redeemable preferred stock                               681             126               -               807               -
All other corporate securities                     3,661,419         168,717          89,343         3,740,793           (252)
Asset-backed securities (1)                          216,081           8,687           2,677           222,091         (7,783)
Commercial mortgage-backed securities                510,255          20,316           8,563           522,008               -
Residential mortgage-backed
 securities (2)                                      160,089          10,870           1,499           169,460           (973)
                                             ---------------   -------------   -------------   ---------------   -------------
     Total fixed maturities,
       available-for-sale                    $     5,538,933   $     252,087   $     139,619   $     5,651,401   $     (9,008)
                                             ===============   =============   =============   ===============   =============

Equity securities, available-for-sale
Common Stocks:
   Public utilities                          $           131   $          29   $           -   $           160
   Industrial, miscellaneous & other                       4              12               -                16
   Mutual funds                                           91               3               3                91
Non-redeemable preferred stocks                          341             163               -               504
                                             ---------------   -------------   -------------   ---------------
     Total equity securities,
       available-for-sale                    $           567   $         207   $           3   $           771
                                             ===============   =============   =============   ===============

(1)Includes credit-tranched securities collateralized by sub-prime mortgages, credit cards, education loans, and other asset types.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $14 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

                                                                           December 31, 2012
                                           ---------------------------------------------------------------------------------
                                                                                                                Other-than-
                                                                Gross           Gross                            temporary
                                              Amortized       Unrealized      Unrealized         Fair           Impairments
                                                Cost            Gains           Losses           Value          in AOCI (3)
                                           ---------------   -------------   ------------   ---------------   --------------
                                                                             (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and
 obligations of U.S. government
 authorities and agencies                  $       172,541   $      15,088   $         10   $       187,619   $            -
Obligations of U.S. states and their
 political subdivisions                             79,166           6,516            485            85,197                -
Foreign government bonds                            21,709           5,802              -            27,511                -
Public utilities                                   620,654          68,512          1,334           687,832                -
Redeemable preferred stock                           6,400             360              -             6,760                -
Corporate securities                             3,601,052         309,470          6,480         3,904,042             (344)
Asset-backed securities (1)                        360,258          19,362          6,146           373,474          (21,330)
Commercial mortgage-backed securities              446,558          42,932             69           489,421                -
Residential mortgage-backed
 securities (2)                                    353,917          20,228            236           373,909           (1,095)
                                           ---------------   -------------   ------------   ---------------   --------------
     Total fixed maturities,
       available-for-sale                  $     5,662,255   $     488,270   $     14,760   $     6,135,765   $     (22,769)
                                           ===============   =============   ============   ===============   ==============

Equity securities, available-for-sale
Common Stocks:
   Public utilities                        $             -   $           -   $          -   $             -
   Industrial, miscellaneous & other (4)             1,566           1,118              -             2,684
   Mutual funds (4)                                    157               6              9               154
Non-redeemable preferred stocks                      1,396              93              -             1,489
                                           ---------------   -------------   ------------   ---------------
     Total equity securities,
       available-for-sale                  $         3,119   $       1,217   $          9   $         4,327
                                           ===============   =============   ============   ===============

(1)Includes credit-tranched securities collateralized by sub-prime mortgages, credit cards, education loans, and other asset types.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $22 million of net unrealized gains or losses on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.
(4)Prior period has been reclassified to conform to the current period presentation.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2013, are as follows:

                                              Available-for-Sale
                                        -------------------------------
                                        Amortized Cost    Fair Value
                                        --------------- ---------------
                                                (in thousands)
Due in one year or less                 $       264,190 $       268,309
Due after one year through five years         1,110,508       1,200,139
Due after five years through ten years        1,422,256       1,463,339
Due after ten years                           1,855,554       1,806,055
Asset-backed securities                         216,081         222,091
Commercial mortgage-backed securities           510,255         522,008
Residential mortgage-backed securities          160,089         169,460
                                        --------------- ---------------
  Total                                 $     5,538,933 $     5,651,401
                                        =============== ===============

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The following table depicts the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

                                              2013           2012           2011
                                         -------------  -------------  -------------
                                                        (in thousands)
Fixed maturities, available-for-sale
 Proceeds from sales                     $     816,125  $     116,493  $     218,200
 Proceeds from maturities/repayments           760,433        903,272        836,724
 Gross investment gains from sales,
   prepayments and maturities                   60,261         31,720         83,600
 Gross investment losses from sales and
   maturities                                  (22,380)        (1,171)          (411)

Equity securities, available-for-sale
 Proceeds from sales                     $      13,603  $       9,862  $       6,397
 Proceeds from maturities/repayments                 3              -          3,958
 Gross investment gains from sales               1,337          1,027          3,857
 Gross investment losses from sales               (791)          (529)             0

Fixed maturity and equity security
 impairments
 Net writedowns for
   other-than-temporary impairment
   losses on fixed maturities
   recognized in earnings (1)            $      (4,441) $      (6,236) $      (8,969)
 Writedowns for impairments on equity
   securities                                      (67)        (2,168)        (2,255)

(1)Excludes the portion of other-than-temporary impairments recorded in "Other comprehensive income (loss)," representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment ("OTTI") losses on fixed maturity securities are recognized in "Other comprehensive income (loss)" ("OCI"). For these securities, the net amount recognized in earnings ("credit loss impairments") represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI

                                                              Year Ended      Year Ended
                                                             December 31,    December 31,
                                                                 2013            2012
                                                             -----------------------------
                                                                    (in thousands)
Balance, beginning of period                                     $ 27,702     $    31,507
Credit loss impairments previously recognized on securities
 which matured, paid down, prepaid or were sold during the
 period                                                           (14,330)         (4,126)
Credit loss impairments previously recognized on securities
 impaired to fair value during the period                               -          (3,240)
Credit loss impairment recognized in the current period on
 securities not previously impaired                                    31              15
Additional credit loss impairments recognized in the
 current period on securities previously impaired                     798           2,266
Increases due to the passage of time on previously recorded
 credit losses                                                        915           2,430
Accretion of credit loss impairments previously recognized
 due to an increase in cash flows expected to be collected           (456)         (1,150)
                                                             ------------    ------------
Balance, end of period                                           $ 14,660     $    27,702
                                                             ============    ============

Trading Account Assets

The following table sets forth the composition of "Trading account assets" as of the dates indicated:

                                   December 31, 2013           December 31, 2012
                              --------------------------- ---------------------------
                                Amortized       Fair        Amortized       Fair
                                  Cost          Value         Cost          Value
                              ------------- ------------- ------------- -------------
                                                  (in thousands)
Fixed maturities              $      14,118 $      16,162 $       7,647 $       8,099
Equity securities (1)                 1,388         2,730         3,083         3,277
                              ------------- ------------- ------------- -------------
Total trading account assets  $      15,506 $      18,892 $      10,730 $      11,376
                              ============= ============= ============= =============

(1)Included in equity securities are perpetual preferred stock securities that have characteristics of both debt and equity securities.

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within "Other income" was $2.7 million, ($0.5) million and ($0.5) million during the years ended December 31, 2013, 2012, and 2011, respectively.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Commercial Mortgage and Other Loans

The Company's commercial mortgage and other loans are comprised as follows, as of the dates indicated:

                                                 December 31, 2013                 December 31, 2012
                                         --------------------------------- --------------------------------
                                              Amount           % of             Amount                % of
                                          (in thousands)       Total        (in thousands)            Total
                                         ----------------   -----------    ----------------        -----------
Commercial mortgage and other loans by
 property type:
Retail                                   $        467,059          30.5%   $        461,939               31.4%
Apartments/Multi-Family                           298,365          19.5             239,623               16.3
Industrial                                        272,239          17.7             273,900               18.6
Office                                            195,499          12.8             237,566               16.2
Other                                             102,294           6.6              89,548                6.1
Hospitality                                        90,085           5.9              50,052                3.4
                                         ----------------   -----------    ----------------        -----------
Total commercial mortgage loans                 1,425,541          93.0           1,352,628               92.0
Agricultural property loans                       107,118           7.0             117,377                8.0
                                         ----------------   -----------    ----------------        -----------
Total commercial and agricultural
 mortgage loans by property type                1,532,659         100.0%          1,470,005              100.0%
                                                            ===========                            ===========
Valuation allowance                               (8,904)                           (6,028)
                                         ----------------                  ----------------
Total net commercial and agricultural
 mortgage loans by property type                1,523,755                         1,463,977
                                         ----------------                  ----------------
Other Loans
Uncollateralized loans                              8,410                                 -
                                         ----------------                  ----------------
Total other loans                                   8,410                                 -
                                         ----------------                  ----------------
Total commercial mortgage and other
 loans                                   $      1,532,165                  $      1,463,977
                                         ================                  ================

The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States and other countries with the largest concentrations in California (20%), New Jersey (11%), and Texas (10%) at December 31, 2013.

Activity in the allowance for losses for all commercial mortgage and other loans, as of the dates indicated, is as follows:

                                                December 31, 2013       December 31, 2012       December 31, 2011
                                                ------------------     ------------------      -------------------
                                                                          (in thousands)
Allowance for losses, beginning of year         $            6,028     $           12,813      $            21,428
Addition to / (release of) allowance of losses               2,876                 (1,551)                  (8,615)
Charge-offs, net of recoveries                                   -                 (5,234)                       -
                                                ------------------     ------------------      -------------------
Allowance for losses, end of year (1)           $            8,904     $            6,028      $            12,813
                                                ==================     ==================      ===================

(1)Agricultural loans represent $0.3 million, $0.4 million and $0.4 million of the ending allowance at December 31, 2013, 2012 and 2011, respectively.

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of the dates indicated:

                                                                              December 31, 2013    December 31, 2012
                                                                             ---------------------------------------
                                                                                         (in thousands)
Allowance for Credit Losses:
Ending balance: individually evaluated for impairment (1)                    $             3,084   $             372
Ending balance: collectively evaluated for impairment (2)                                  5,820               5,656
                                                                             -------------------   -----------------
Total ending balance                                                         $             8,904   $           6,028
                                                                             ===================   =================

Recorded Investment: (3)
Ending balance gross of reserves: individually evaluated for impairment (1)  $             6,392   $           6,415
Ending balance gross of reserves: collectively evaluated for impairment (2)            1,534,677           1,463,590
                                                                             -------------------   -----------------
Total ending balance, gross of reserves                                      $         1,541,069   $       1,470,005
                                                                             ===================   =================

(1)There were no agricultural or uncollateralized loans individually evaluated for impairments at December 31, 2013 and 2012.
(2)Agricultural loans collectively evaluated for impairment had a recorded investment of $107 million and $117 million and a related allowance of $0.3 million and $0.4 million at December 31, 2013 and 2012, respectively. Uncollateralized loans collectively evaluated for impairment had a recorded investment of $8 million and $0 million at December 31, 2013 and 2012, respectively, and no related allowance for both periods.
(3)Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. Impaired commercial mortgage and other loans identified in management's specific review of probable loan losses and the related allowance for losses, as of both December 31, 2013 and 2012, had a recorded investment and unpaid principal balance of $6.4 million and related

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

allowance of $3.1 million and $0.4 million, respectively, primarily related to other property types. At both December 31, 2013 and 2012, the Company held no impaired agricultural or uncollateralized loans. Net investment income recognized on these loans totaled $0 million and $0.5 million for the years ended December 31, 2013 and 2012, respectively.

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The Company had no such loans at December 31, 2013 and 2012. See Note 2 for information regarding the Company's accounting policies for non-performing loans.

As described in Note 2 loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage and other loans. As of December 31, 2013 and 2012, 97% of the $1.5 billion recorded investment and 96% of the $1.5 billion recorded investment, respectively, had a loan-to-value ratio of less than 80%. As of both December 31, 2013 and 2012, 96% of the recorded investment had a debt service coverage ratio of 1.0X or greater. As of December 31, 2013 and 2012, approximately 4% or $61 million and 4% or $59 million, respectively, of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X, reflecting loans where the mortgage amount exceeds the collateral value or where current debt payments are greater than income from property operations; none of which related to agricultural or uncollateralized loans.

As of both December 31, 2013 and 2012, $1.4 billion of commercial mortgage and other loans were in current status and $6.4 million were classified as past due, primarily related to other property types. As of both December 31, 2013 and 2012, $6.4 million of commercial mortgage and other loans, were in non-accrual status based upon the recorded investment gross of allowance for credit losses, primarily related to other property types. Nonaccrual loans are those on which the accrual of interest has been suspended after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability and loans for which a loan specific reserve has been established. See Note 2 for further discussion regarding nonaccrual status loans. The Company defines current in its aging of past due commercial mortgage and agricultural loans as less than 30 days past due.

For the periods ended December 31, 2013 and 2012, there were no commercial mortgage and other loans sold or acquired.

The Company's commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2013 and 2012, the Company had no significant commitments to fund to borrowers that have been involved in troubled debt restructuring. For the years ended December 31, 2013 and 2012, there were no adjusted pre-modification outstanding recorded investments or post-modification outstanding recorded investments. No payment defaults on commercial mortgage and other loans were modified as a troubled debt restructuring within the 12 months preceding the respective period. See
Note 2 for additional information related to the accounting for troubled debt restructurings.

Other Long-Term Investments

The following table sets forth the composition of "Other long-term investments" at December 31 for the years indicated:

                                                  2013               2012
                                           ------------------ ------------------
                                                      (in thousands)
Company's investment in Separate accounts  $           29,739 $           28,584
Joint ventures and limited partnerships               196,538            136,977
Derivatives                                               427            118,928
                                           ------------------ ------------------
Total other long-term investments          $          226,704 $          284,489
                                           ================== ==================

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

                                                 2013          2012          2011
                                             ------------- ------------- -------------
                                                          (in thousands)
Fixed maturities, available-for-sale         $     278,747 $     270,790 $     300,850
Equity securities, available-for-sale                    1            52           227
Trading account assets                                 657           981         1,582
Commercial mortgage and other loans                 84,006        84,232        81,282
Policy loans                                        59,287        58,007        56,716
Short-term investments and cash equivalents            654         1,003         1,052
Other long-term investments                         15,023        21,224        16,421
                                             ------------- ------------- -------------
Gross investment income                            438,375       436,289       458,130
Less: investment expenses                         (19,364)      (18,779)      (18,180)
                                             ------------- ------------- -------------
  Net investment income                      $     419,011 $     417,510 $     439,950
                                             ============= ============= =============

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


There were no non-income producing assets included in fixed maturities as of December 31, 2013. Non-income producing assets represent investments that have not produced income for the preceding twelve months.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

                                                2013           2012           2011
                                            -------------------------------------------
                                                          (in thousands)
Fixed maturities                            $      33,440 $       24,314 $       74,220
Equity securities                                     480        (1,670)          1,602
Commercial mortgage and other loans                 5,494          7,307          8,615
Joint ventures and limited partnerships              (83)              -          (265)
Derivatives                                      (52,799)      (186,425)        177,855
Other                                                  18             27             56
                                            ------------- -------------- --------------
  Realized investment gains (losses), net   $    (13,450) $    (156,447) $      262,083
                                            ============= ============== ==============

Accumulated Other Comprehensive Income (Loss)

The balance of and changes in each component of "Accumulated other comprehensive income (loss)" for the years ended December 31, are as follows:

                                                                  Accumulated Other Comprehensive Income (Loss)
                                                               ---------------------------------------------------
                                                                                                 Total Accumulated
                                                               Foreign Currency  Net Unrealized        Other
                                                                 Translation    Investment Gains   Comprehensive
                                                                  Adjustment      (Losses) (1)     Income (Loss)
                                                               ---------------- ---------------- -----------------
                                                                                 (in thousands)
Balance, December 31, 2010                                      $          249    $    182,850     $    183,099
Change in component during period (2)                                    (116)          30,645           30,529
                                                                --------------    ------------     ------------
Balance, December 31, 2011                                      $          133    $    213,495     $    213,628
Change in component during period (2)                                      124          53,709           53,833
                                                                --------------    ------------     ------------
Balance, December 31, 2012                                      $          257    $    267,204     $    267,461
Change in other comprehensive income before reclassifications              224       (290,636)        (290,412)
Amounts reclassified from AOCI                                               -        (33,920)         (33,920)
Income tax benefit (expense)                                              (78)         113,595          113,517
                                                                --------------    ------------     ------------
Balance, December 31, 2013                                      $          403    $     56,243     $     56,646
                                                                ==============    ============     ============

(1)Includes cash flow hedges of ($5) million, $0 million and $3 million as of December 31, 2013, 2012 and 2011, respectively.
(2)Net of taxes.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

                                                                  Year Ended        Year Ended        Year Ended
                                                               December 31, 2013 December 31, 2012 December 31, 2011
                                                               ----------------- ----------------- -----------------
                                                                                  (in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
 Cash flow hedges--Currency/Interest rate (3)                    $        329      $      1,754      $      (108)
                                                                 ------------      ------------      ------------
 Net unrealized investment gains (losses) on
   available-for-sale securities (4)                                   33,591            20,890            75,930
                                                                 ------------      ------------      ------------
   Total net unrealized investment gains (losses)                      33,920            22,644            75,822
                                                                 ------------      ------------      ------------
    Total reclassifications for the period                       $     33,920      $     22,644      $     75,822
                                                                 ============      ============      ============

(1)All amounts are shown before tax.
(2)Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(3)See Note 11 for additional information on cash flow hedges.
(4)See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders' account balances.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as "available-for-sale" and certain other long-term investments and other assets are included in the Company's Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

                                                                                                           Accumulated
                                                                                                              Other
                                                                                                          Comprehensive
                                                             Deferred     Future Policy                   Income (Loss)
                                                              Policy      Benefits and      Deferred      Related To Net
                                           Net Unrealized   Acquisition   Policy Holder    Income Tax       Unrealized
                                           Gains (Losses)    Costs and       Account       (Liability)      Investment
                                           on Investments   Other Costs    Balances(2)       Benefit      Gains (Losses)
                                           --------------   -----------   -------------   ------------    --------------
                                                                           (in thousands)
Balance, December 31, 2010                 $     (24,704)   $   13,813    $     (7,103)   $      6,271      $    (11,723)
Net investment gains (losses) on
 investments arising during the period            (3,779)            -               -           1,322            (2,457)
Reclassification adjustment for (gains)
 losses included in net income                     9,623             -               -          (3,369)            6,254
Reclassification adjustment for OTTI
 losses excluded from net income(1)                  212             -               -             (75)              137
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                                     -        (3,626)              -           1,268            (2,358)
Impact of net unrealized investment
 (gains) losses on future policy
 benefits and policyholders' account
 balances                                              -             -           4,167          (1,459)            2,708
                                           --------------   -----------   -------------   ------------    --------------
Balance, December 31, 2011                 $     (18,648)   $   10,187    $     (2,936)   $      3,958      $     (7,439)
                                           --------------   -----------   -------------   ------------    --------------
Net investment gains (losses) on
 investments arising during the period            11,444             -               -          (4,005)            7,439
Reclassification adjustment for (gains)
 losses included in net income                     6,755             -               -          (2,364)            4,391
Reclassification adjustment for OTTI
 losses excluded from net income(1)                 (169)            -               -              59              (110)
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                                     -        (9,892)              -           3,462            (6,430)
Impact of net unrealized investment
 (gains) losses on future policy
 benefits and policyholders' account
 balances                                              -             -           3,499          (1,225)            2,274
                                           --------------   -----------   -------------   ------------    --------------
Balance, December 31, 2012                 $        (618)   $      295    $        563    $       (115)     $        125
                                           --------------   -----------   -------------   ------------    --------------
Net investment gains (losses) on
 investments arising during the period             1,053             -               -            (369)              684
Reclassification adjustment for (gains)
 losses included in net income                     4,114             -               -          (1,440)            2,674
Reclassification adjustment for OTTI
 losses excluded from net income(1)                  (51)            -               -              18               (33)
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                                     -        (3,619)              -           1,266            (2,353)
Impact of net unrealized investment
 (gains) losses on future policy
 benefits and policyholders' account
 balances                                              -             -           1,256            (439)              817
                                           --------------   -----------   -------------   ------------    --------------
Balance, December 31, 2013                 $       4,498    $   (3,324)   $      1,819    $     (1,079)     $      1,914
                                           ==============   ===========   =============   ============    ==============

(1)Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.
(2)Balances are net of reinsurance.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


All Other Net Unrealized Investment Gains and Losses in AOCI

                                                                                                                   Accumulated
                                                                                                                      Other
                                                                                                                  Comprehensive
                                                                Deferred       Future Policy                      Income (Loss)
                                           Net Unrealized        Policy        Benefits and       Deferred        Related To Net
                                           Gains (Losses)      Acquisition     Policy Holder     Income Tax         Unrealized
                                                 on             Costs and         Account        (Liability)        Investment
                                           Investments(1)      Other Costs      Balances(3)        Benefit        Gains (Losses)
                                           --------------    --------------    -------------    -------------    ---------------
                                                                               (in thousands)
Balance, December 31, 2010                 $      400,404    $     (194,158)   $      92,690    $    (104,367)   $       194,569
Net investment gains (losses) on
 investments arising during the period            128,890                 -                -          (45,090)            83,800
Reclassification adjustment for (gains)
 losses included in net income                    (85,445)                -                -           29,905            (55,540)
Reclassification adjustment for OTTI
 losses excluded from net income(2)                  (212)                -                -               73               (139)
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                                      -            14,638                -           (5,124)             9,514
Impact of net unrealized investment
 (gains) losses on future policy
 benefits and policyholders' account
 balances                                               -                 -          (17,345)           6,070            (11,275)
                                           --------------    --------------    -------------    -------------    ---------------
Balance, December 31, 2011                 $      443,637    $     (179,520)   $      75,345    $    (118,533)   $       220,929
                                           --------------    --------------    -------------    -------------    ---------------
Net investment gains (losses) on
 investments arising during the period             90,693                 -                -          (31,738)            58,955
Reclassification adjustment for (gains)
 losses included in net income                    (29,399)                -                -           10,290            (19,109)
Reclassification adjustment for OTTI
 losses excluded from net income(2)                   169                 -                -              (59)               110
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                                      -           (40,688)               -           14,065            (26,623)
Impact of net unrealized investment
 (gains) losses on future policy
 benefits and policyholders' account
 balances                                               -                 -           50,488          (17,671)            32,817
                                           --------------    --------------    -------------    -------------    ---------------
Balance, December 31, 2012                 $      505,100    $     (220,208)   $     125,833    $    (143,646)   $       267,079
                                           --------------    --------------    -------------    -------------    ---------------
Net investment gains (losses) on
 investments arising during the period           (343,964)                -                -          120,388           (223,576)
Reclassification adjustment for (gains)
 losses included in net income                    (38,034)                -                -           13,312            (24,722)
Reclassification adjustment for OTTI
 losses excluded from net income(2)                    51                 -                -              (18)                33
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                                      -           177,178                -          (62,012)           115,166
Impact of net unrealized investment
 (gains) losses on future policy
 benefits and policyholders' account
 balances                                               -                 -         (122,540)          42,889            (79,651)
                                           --------------    --------------    -------------    -------------    ---------------
Balance, December 31, 2013                 $      123,153    $      (43,030)   $       3,293    $     (29,087)   $        54,329
                                           ==============    ==============    =============    =============    ===============

(1)Includes cash flow hedges. See Note 11 for information on cash flow hedges.
(2)Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.
(3)Balances are net of reinsurance.

The table below presents net unrealized gains (losses) on investments by asset class at December 31:

                                                                          2013           2012           2011
                                                                     -------------- -------------- --------------

                                                                                    (in thousands)
Fixed maturity securities on which an OTTI loss has been recognized  $        4,498 $        (618) $     (18,648)
Fixed maturity securities, available-for-sale--all other                    107,970        474,128        411,366
Equity securities, available-for-sale                                           204          1,208        (1,359)
Derivatives designated as cash flow hedges(1)                               (4,701)            147          2,523
Other investments                                                            19,680         29,617         31,107
                                                                     -------------- -------------- --------------
Net unrealized gains (losses) on investments                         $      127,651 $      504,482 $      424,989
                                                                     ============== ============== ==============

(1)See Note 11 for more information on cash flow hedges.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, as of the dates indicated:

                                                                     December 31, 2013
                                          -----------------------------------------------------------------------
                                          Less than twelve months  Twelve months or more           Total
                                          ----------------------- ----------------------- -----------------------
                                                         Gross                   Gross                   Gross
                                                       Unrealized              Unrealized              Unrealized
                                           Fair Value   Losses     Fair Value   Losses     Fair Value   Losses
                                          ----------- ----------- ----------- ----------- ----------- -----------
                                                                      (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and
 obligations of
 U.S. government authorities and
   agencies                               $    24,123 $    1,882  $        -  $        -  $    24,123 $    1,882
Obligations of U.S. states and their
 political subdivisions                        51,216      5,904       2,496         470       53,712      6,374
Foreign government bonds                            -          -           -           -            -          -
Corporate securities                        1,596,468    101,780      97,731      16,844    1,694,199    118,624
Asset-backed securities                        93,021      1,418      11,782       1,259      104,803      2,677
Commercial mortgage-backed securities         116,371      6,706      19,605       1,857      135,976      8,563
Residential mortgage-backed securities         42,121      1,472       3,225          27       45,346      1,499
                                          ----------- ----------  ----------  ----------  ----------- ----------
   Total                                  $ 1,923,320 $  119,162  $  134,839  $   20,457  $ 2,058,159 $  139,619
                                          =========== ==========  ==========  ==========  =========== ==========

Equity securities, available-for-sale     $        44 $        3  $        -  $        -  $        44 $        3
                                          =========== ==========  ==========  ==========  =========== ==========

                                                                     December 31, 2012
                                          -----------------------------------------------------------------------
                                          Less than twelve months  Twelve months or more           Total
                                          ----------------------- ----------------------- -----------------------
                                                         Gross                   Gross                   Gross
                                                      Unrealized              Unrealized              Unrealized
                                          Fair Value    Losses    Fair Value    Losses    Fair Value    Losses
                                          ----------- ----------- ----------- ----------- ----------- -----------
                                                                      (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and
 obligations of
 U.S. government authorities and
   agencies                               $     4,338 $       10  $        -  $        -  $     4,338 $       10
Obligations of U.S. states and their
 political subdivisions                        21,128        485           -           -       21,128        485
Foreign government bonds                            -          -           -           -            -          -
Corporate securities                          290,127      7,070      18,221         744      308,348      7,814
Asset-backed securities                        44,821         76      24,997       6,070       69,818      6,146
Commercial mortgage-backed securities          12,549         60         521           9       13,070         69
Residential mortgage-backed securities         20,276        164       4,347          72       24,623        236
                                          ----------- ----------  ----------  ----------  ----------- ----------
   Total                                  $   393,239 $    7,865  $   48,086  $    6,895  $   441,325 $   14,760
                                          =========== ==========  ==========  ==========  =========== ==========

Equity securities, available-for-sale     $        54 $        9  $        -  $        -  $        54 $        9
                                          =========== ==========  ==========  ==========  =========== ==========

The gross unrealized losses, related to fixed maturities at December 31, 2013 and 2012 are composed of $136 million and $9 million, respectively, related to high or highest quality securities based on NAIC or equivalent rating and $4 million and $6 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2013, $5 million of the gross unrealized losses represented declines in value of greater than 20%, all of which had been in that position for less than six months, as compared to $6 million at December 31, 2012 that represented declines in value of greater than 20%, $0 million of which had been in that position for less than six months. At December 31, 2013, the $20 million of gross unrealized losses of twelve months or more were concentrated in commercial mortgage-backed securities and the consumer non-cyclical, utility, and basic industry sectors of the Company's corporate securities. At December 31, 2012, the $7 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities and the consumer cyclical and consumer non-cyclical sectors of the Company's corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2013 and 2012. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2013, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

At December 31, 2013, none of the gross unrealized losses, related to equity securities, represented declines in value of greater than 20%. At December 31, 2012, less than $1 million of the gross unrealized losses, related to equity securities, represented declines in value of greater than 20%, none of which have been in that position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2013 or 2012.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Securities Pledged and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

                                                   2013          2012
                                               ------------- -------------
                                                     (in thousands)
Fixed maturity securities, available for sale  $      81,849 $      46,115
Trading account assets                                     -           187
Equity Securities                                          -             9
                                               ------------- -------------
Total securities pledged                       $      81,849 $      46,311
                                               ============= =============

As of December 31, 2013, the carrying amount of the associated liabilities supported by the pledged collateral was $85 million. Of this amount, $85 million was "Cash collateral for loaned securities." There were no "Securities sold under agreements to repurchase." As of December 31, 2012, the carrying amount of the associated liabilities supported by the pledged collateral was $48 million. Of this amount, $48 million was "Cash collateral for loaned securities." There were no "Securities sold under agreements to repurchase."

Fixed maturities of $4 million at both December 31, 2013 and 2012 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.   DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                                2013              2012              2011
                                                                          ----------------  ----------------  ----------------
                                                                                             (in thousands)
Balance, beginning of year                                                $      3,679,061  $      2,545,600  $      2,693,689
Capitalization of commissions, sales and issue expenses                            822,075         1,171,759         1,096,301
Amortization- Impact of assumption and experience unlocking and true-ups            (9,167)           60,313           (25,242)
Amortization- All other                                                            533,478           (21,345)         (947,961)
Change in unrealized investment gains and losses                                   167,880           (53,651)            9,973
Ceded DAC upon Coinsurance Treaty with PAR U and PURC (See Note 13)               (159,028)          (23,616)         (281,160)
                                                                          ----------------  ----------------  ----------------
Balance, end of year                                                      $      5,034,299  $      3,679,061  $      2,545,600
                                                                          ================  ================  ================

Deferred acquisition costs include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with PARCC, PAR TERM, PAR U and PURC, reductions for the initial balance transferred to PAR U and PURC at inception of the coinsurance agreements and the pass through of the GUL business related to the acquisition of The Hartford Life company assumed from Prudential Insurance and subsequently retroceded to PAR U as discussed in Note 13.

Capitalization balances related to reinsurance amounted to $285 million, $249 million, and $208 million in 2013, 2012, and 2011, respectively. Amortization balances related to reinsurance amounted to $89 million, $180 million and $70 million in 2013, 2012, and 2011, respectively. Reinsurance impacts to the change in unrealized gains/(losses) resulted in a decrease in the deferred acquisition cost asset of $161 million in 2013 and increased the deferred acquisition cost asset $44 million and $147 million in 2012 and 2011, respectively.

5.  POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

                                                      2013                 2012
                                              -------------------- --------------------

                                                           (in thousands)
Life insurance - domestic                     $          5,768,262 $          3,804,994
Life insurance - Taiwan                                  1,151,503            1,109,723
Individual and group annuities                             320,451              338,505
Policy claims and other contract liabilities             (323,547)            1,443,591
                                              -------------------- --------------------
Total future policy benefits                  $          6,916,669 $          6,696,813
                                              ==================== ====================

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual and Group annuity liabilities include reserves for annuities that are in payout status.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are generally equal to the aggregate of
(1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 8.25% for setting domestic insurance reserves and 6.18% to 7.43% for setting Taiwan reserves.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company's experience, industry data, and/or other factors when the basis of the reserve is established. The interest rates used in the determination of present values range from 0.00% to 14.75%, with approximately 1.78% of the reserves based on an interest rate in excess of 8.00%. The interest rate used in the determination of group annuities reserves is 14.75%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company's experience. The interest rates used in the determination of the present values range from 0.39% to 5.01%.

The Company's liability for future policy benefits is also inclusive of liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contracts. Liabilities for guaranteed benefits accounted for as embedded derivatives are primarily in other contract liabilities. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. See Note 7 for additional information regarding liabilities for guaranteed benefits related to certain nontraditional long-duration contracts.

Policyholders' Account Balances

Policyholders' account balances at December 31, are as follows:

                                               2013                  2012
                                       --------------------- --------------------

                                                     (in thousands)
Interest-sensitive life contracts      $          11,456,129 $          5,327,169
Individual annuities                               1,624,523            1,736,810
Guaranteed interest accounts                         450,738              820,502
Other                                                771,941              672,596
                                       --------------------- --------------------
Total policyholders' account balances  $          14,303,330 $          8,557,077
                                       ===================== ====================

Policyholders' account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders' account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 0.42% to 4.60% for interest-sensitive contracts. Interest crediting rates for individual annuities may range from 0.00% to 9.00% with 0.00% of policyholders' account balances with interest crediting rates in excess of 8.00%. Interest crediting rates for guaranteed interest accounts range from 1.00% to 6.00%. Interest crediting rates range from 0.50% to 8.00% for other. Included in interest-sensitive life contracts at December 31, 2013, are $4.7 billion GUL business assumed from Prudential Insurance in connection with the acquisition of the Hartford life business.

6.  REINSURANCE

The Company participates in reinsurance with its affiliates Prudential of Taiwan, PARCC, UPARC, Pruco Re, PAR TERM, PURC, and PAR U, and its parent company, Prudential Insurance, in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential. On January 2, 2013, the Company began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Life Business. The GUL business assumed from Prudential Insurance is subsequently retroceded to PAR U. Collectively, reinsurance of this GUL business does not have a material impact on the equity of the Company. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely. The affiliated reinsurance agreements are described further in Note 13.

The Company has entered into various reinsurance agreements with an affiliate, Pruco Re, to reinsure its living benefit features sold on certain of its annuities as part of its risk management and capital management strategies. For additional details on these agreements, see Note 13.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements are described further in Note 13.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Reinsurance amounts included in the Company's Consolidated Statements of Operations and Comprehensive Income (Loss) for the three years ended December 31, 2013, 2012 and 2011 are as follows:

                                                                      2013         2012         2011
                                                                  ------------ ------------ ------------

                                                                              (in thousands)
Premiums direct and assumed                                       $  1,319,390 $  1,221,990 $  1,127,239
Premiums ceded                                                     (1,262,539)  (1,153,854)  (1,054,452)
                                                                  ------------ ------------ ------------
  Premiums                                                        $     56,851 $     68,136 $     72,787
                                                                  ============ ============ ============

Policy charges and fees direct and assumed                        $  2,401,216 $  2,048,167 $  1,438,273
Policy charges and fees ceded                                        (520,291)    (513,404)    (328,778)
                                                                  ------------ ------------ ------------
  Policy charges and fees                                         $  1,880,925 $  1,534,763 $  1,109,495
                                                                  ============ ============ ============

Policyholders' benefits direct and assumed                        $  1,260,166 $  1,666,650 $  1,445,993
Policyholders' benefits ceded                                      (1,081,242)  (1,313,157)  (1,133,782)
                                                                  ------------ ------------ ------------
  Policyholders' benefits                                         $    178,924 $    353,494 $    312,211
                                                                  ============ ============ ============

Realized capital gains (losses) net, associated with derivatives  $(2,058,885) $   (53,842) $  1,185,096

    Assumed balances are subsequently 100% retroceded to PAR U.

Reinsurance premiums ceded for interest-sensitive life products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

Realized investment gains and losses include the impact of reinsurance agreements that are accounted for as embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through "Realized investment gains (losses)." The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options on variable annuities to Pruco Re. The Company also entered into an agreement with UPARC to reinsure a portion of the no-lapse guarantee provision on certain universal life products. See Note 13 for additional information on reinsurance agreements with affiliates. These reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative. See Note 11 for additional information related to the accounting for embedded derivatives.

Reinsurance recoverables included in the Company's Consolidated Statements of Financial Position as of December 31, were as follows:

                                               December 31, 2013  December 31, 2012
                                              ------------------- ------------------

                                                          (in thousands)
Domestic life insurance-affiliated            $        12,494,746 $        4,619,282
Domestic individual annuities-affiliated (1)                  642          1,287,660
Domestic life insurance-unaffiliated                        4,832              9,673
Taiwan life insurance-affiliated                        1,157,639          1,115,560
                                              ------------------- ------------------
                                              $        13,657,859 $        7,032,175
                                              =================== ==================

(1)December 31, 2013 excludes $388 million reclassed to other liabilities due to the mark-to-market impact discussed above.

Substantially all reinsurance contracts are with affiliates as of December 31, 2013, 2012 and 2011. These contracts are described further in Note 13.

The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

                                                          2013                2012                2011
                                                   ------------------- ------------------- -------------------

                                                                         (in thousands)
Direct gross life insurance face amount in force   $       661,834,408 $       612,238,145 $       569,684,855
Assumed gross life insurance face amount in force           44,691,950                   -                   -
Reinsurance ceded                                        (650,340,432)       (557,559,303)       (517,857,797)
                                                   ------------------- ------------------- -------------------
Net life insurance face amount in force            $        56,185,926 $        54,678,842 $        51,827,058
                                                   =================== =================== ===================

7.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), and/or
(2) the highest contract value on a specified date adjusted for any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.

In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits."

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, benefit utilization, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within "Future policy benefits." As of December 31, 2013 and 2012, the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                         December 31, 2013                    December 31, 2012
                                 ----------------------------------   ----------------------------------

                                 In the Event of  At Annuitization/   In the Event of  At Annuitization/
                                      Death       Accumulation (1)         Death       Accumulation (1)
                                 ----------------------------------   ----------------------------------
Variable Annuity Contracts                                   (in thousands)

Return of Net Deposits
Account value                    $     70,025,044       $       N/A   $     55,348,881  $            N/A
Net amount at risk                         46,013               N/A   $        144,758               N/A
Average attained age of
 contractholders                               62               N/A                 61               N/A
Minimum return or contract value
Account value                    $     20,498,033       $81,142,995   $     17,627,105  $     64,710,758
Net amount at risk               $      1,274,286       $ 1,085,030   $      1,937,955  $      2,177,244
Average attained age of
 contractholders                               67                62                 66                61
Average period remaining until
 earliest expected annuitization              N/A        0.09 years                N/A        0.23 years

(1)Includes income and withdrawal benefits as described herein

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                              December 31, 2013    December 31, 2012
                                            ------------------- ---------------------

                                                      In the Event of Death
                                            -----------------------------------------
                                                         (in thousands)
Variable Life, Variable Universal Life and
Universal Life Contracts
No Lapse Guarantees
Separate account value                      $         2,958,551 $           2,686,820
General account value                       $         3,922,205 $           2,922,481
Net amount at risk                          $        80,432,427 $          66,004,950
Average attained age of contractholders                53 years              52 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                       December 31, 2013    December 31, 2012
                    -------------------- --------------------

                                 (in thousands)
Equity funds                 $55,455,438          $42,765,421
Bond funds                    29,937,112           24,280,753
Money market funds             3,301,910            3,618,360
                    -------------------- --------------------
Total                        $88,694,460          $70,664,534
                    ==================== ====================

In addition to the above mentioned amounts invested in separate account investment options, $1.829 billion and $2.311 billion of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature, were invested in general account investment options in 2013 and 2012, respectively. For the years ended December 31, 2013, 2012 and 2011 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

Liabilities for Guaranteed Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB"), and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits." Guaranteed minimum income and withdrawal benefits ("GMIWB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum accumulation benefits ("GMAB") features are accounted for as bifurcated embedded derivatives and are recorded at fair value within "Future policy benefits". Changes in the fair value of these derivatives, including changes in the Company's own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in "Realized investment gains (losses), net." See Note 10 for additional information regarding the methodology used in determining the fair value of these embedded derivatives.

                                                                                    GMWB/GMIWB/
                                                   GMDB                     GMIB       GMAB         Total
                                    -----------------------------------   ---------------------- ------------
                                    Variable Annuity   Variable Life,        Variable Annuity
                                                     Variable Universal
                                                      Life & Universal
                                                            Life

                                                                 (in thousands)
Balance as of December 31, 2010            $  48,829         $  161,107   $  26,718 $  (452,823) $  (216,169)
Incurred guarantee benefits (1)               87,111             66,082       7,120    1,365,810    1,526,123
Paid guarantee benefits                     (38,305)            (2,280)       (828)            -     (41,413)
                                    ---------------- ------------------   --------- ------------ ------------

Balance as of December 31, 2011            $  97,635         $  224,909   $  33,010 $    912,987 $  1,268,541
Incurred guarantee benefits (1)              145,022             94,007      21,916      504,903      765,849
Paid guarantee benefits                     (40,590)           (13,929)       (540)            -     (55,059)
                                    ---------------- ------------------   --------- ------------ ------------

Balance as of December 31, 2012            $ 202,067         $  304,987   $  54,386 $  1,417,890 $  1,979,330
Incurred guarantee benefits (1)(2)            28,033            101,484    (30,882)  (1,766,290)  (1,667,655)
Paid guarantee benefits                     (26,306)            (3,090)     (1,148)            -     (30,544)
Other (2)(3)                                   4,060          1,340,869          98            -    1,345,027
                                    ---------------- ------------------   --------- ------------ ------------

Balance as of December 31, 2013            $ 207,854         $1,744,250   $  22,454 $  (348,400) $  1,626,158
                                    ================ ==================   ========= ============ ============

(1) Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features accounted for as embedded derivatives.
(2) Incurred benefits include GMDB liabilities assumed related to the Hartford GUL business, which was subsequently 100% retroceded to PAR Universal.
(3) Includes $1.5 billion related to the initial GMDB liability assumed related to the Hartford business, which was subsequently 100% retroceded to PAR Universal.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess death benefits. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess income benefits. The portion of assessments used is calculated at each valuation date such that, the present value of excess benefits and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company's GMAB features are the guaranteed return option ("GRO") features, which includes an asset transfer feature that reduces the Company's exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a "withdrawal" option or an "income" option. The withdrawal option (which was available under only one of the GMIWBs the Company no longer offers) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company's GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an asset transfer feature that reduces the Company's exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Sales Inducements

The Company generally defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Deferred Sales Inducements" in the Company's Statements of Financial Position. The Company offered various types of sales inducements, including: (1) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as "Interest credited to policyholders' account balances," are as follows:

                                                                      2013                   2012                   2011
                                                             --------------------------------------------------------------------

                                                                                        (in thousands)

Balance, beginning of year                                   $              787,891 $              542,742 $              537,943
Capitalization                                                               20,871                198,955                289,642
Amortization-Impact of assumption and experience unlocking
 and true-ups                                                                14,613                 53,108               (24,919)
Amortization-All other                                                      160,835                (9,985)              (260,964)
Change in unrealized investment gains (losses)                                5,679                  3,071                  1,040
                                                             ---------------------- ---------------------- ----------------------
Balance, end of year                                         $              989,889 $              787,891 $              542,742
                                                             ====================== ====================== ======================

8.  STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) for the Company amounted to $553 million, $591 million, and ($589) million for the years ended December 31, 2013, 2012, and 2011 respectively. Statutory surplus of the Company amounted to $2,387 million and $2,211 million at December 31, 2013 and 2012, respectively.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is a capacity to pay a dividend of $656 million in 2014 without prior approval. The Company paid dividends of $423 million in 2013. In 2011 and 2012, there were no dividends nor any returns of capital paid by the Company to the parent company.

9.  INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                                                          2013               2012              2011
                                                                   ------------------ ------------------ -----------------

                                                                                       (in thousands)
Current tax expense (benefit):
U.S.                                                                $         250,601  $         216,654  $         42,474
                                                                   ------------------ ------------------ -----------------
Total                                                                         250,601            216,654            42,474
                                                                   ------------------ ------------------ -----------------

Deferred tax expense (benefit):
U.S.                                                                          315,819           (35,614)         (263,930)
                                                                   ------------------ ------------------ -----------------
Total                                                                         315,819           (35,614)         (263,930)
                                                                   ------------------ ------------------ -----------------

Total income tax expense on continuing operations                             566,420            181,040         (221,456)
Total income tax expense (benefit) reported in equity related to:
  Other comprehensive income (loss)                                         (113,517)             29,258            16,417
  Additional paid-in capital                                                  (7,574)            (9,540)             1,908
                                                                   ------------------ ------------------ -----------------
Total income tax expense (benefit)                                  $         445,329  $         200,758  $      (203,131)
                                                                   ================== ================== =================

The Company's actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

                                                                   2013              2012               2011
                                                             -------------------------------------------------------

                                                                                 (in thousands)

Expected federal income tax expense                           $        736,621  $        302,882  $        (123,964)
Non-taxable investment income                                        (149,933)         (108,463)            (81,031)
Tax credits                                                           (20,935)          (14,460)            (15,977)
Other                                                                      667             1,081               (484)
                                                             ----------------- ----------------- -------------------
Total income tax expense (benefit) on continuing operations   $        566,420  $        181,040  $        (221,456)
                                                             ================= ================= ===================

The dividends received deduction ("DRD") reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company's effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2012 and current year results, and was adjusted to take into account the current year's equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company's taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive ("IDD") confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. In

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

February 2014, the IRS released Revenue Ruling 2014-7, which modified and superseded Revenue Ruling 2007-54, by removing the provisions of Revenue Ruling 2007-54 related to the methodology to be followed in calculating the DRD and obsoleting Revenue Ruling 2007-61. However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues related to the calculation of the DRD. For the last several years, the revenue proposals included in the Obama Administration's budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company's consolidated net income. These activities had no impact on the Company's 2011, 2012 or 2013 results.

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                               2013                  2012
                                       -------------------------------------------
                                                     (in thousands)
Deferred tax assets
  Insurance reserves                    $          1,551,346  $          1,436,802
  Investments                                         82,821                     -
  Other                                                    -                   824
                                       --------------------- ---------------------
  Deferred tax assets                   $          1,634,167  $          1,437,626
                                       --------------------- ---------------------

Deferred tax liabilities
  Deferred policy acquisition costs     $          1,412,944  $            960,414
  Deferred sales inducements                         346,461               275,762
  Net unrealized gains on securities                  46,247               176,441
  Investments                                              -                 2,315
  Other                                                1,232                     -
                                       --------------------- ---------------------
  Deferred tax liabilities                         1,806,884             1,414,932
                                       --------------------- ---------------------
Net deferred tax asset (liability)      $          (172,717)  $             22,694
                                       ===================== =====================

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal;
(4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards;
(5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2013, and 2012.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of deferred tax asset that is realizable.

The Company's income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of $2,104.6 million, $865.4 million and ($354.2) million, and no income from foreign operations for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The Company's unrecognized tax benefits for the years ended December 31 are as follows:

                                                                                               2013      2012        2011
                                                                                              ------- ---------- ------------
                                                                                                      (in thousands)

Balance at January 1,                                                                     $         - $      113 $      1,620
Increases in unrecognized tax benefits-prior years                                                  -        464            -
(Decreases) in unrecognized tax benefits-prior years                                                -          -      (1,507)
Increases in unrecognized tax benefits-current year                                                 -          -            -
(Decreases) in unrecognized tax benefits-current year                                               -          -            -
Settlements with taxing authorities                                                                 -      (577)            -
                                                                                              -------------------------------
Balance at December 31,                                                                   $         - $        - $        113
                                                                                              ===============================

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate            -          -            -
                                                                                              ===============================

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In December 31, 2013 and 2012, the Company recognized nothing in the statement of operations and recognized no liabilities in the statement of financial position for tax-related interest and penalties.

 Listed below are the tax years that remain subject to examination by major tax jurisdiction, at December 31, 2013:

                     Major Tax Jurisdiction   Open Tax Years
                    -----------------------  ---------------
                        United States          2004 - 2013

During 2004 through 2006, the Company's parent, Prudential Financial, Inc., entered into two transactions that involved, among other things, the payment of foreign income taxes that were credited against the Company's U.S. tax liability. On May 23, 2011, the IRS issued notices of proposed adjustments disallowing the foreign tax credits claimed and related transaction expenses. The total amount of the proposed adjustments for the transactions was approximately $200 million of tax and penalties. During the fourth quarter of 2011, the Company reached agreement with the IRS on the resolution of the proposed foreign tax credits disallowance. The impact to the 2011 results attributable to the settlement was an increase to tax expense of approximately $93 million. The settlement of the foreign tax credit transactions for 2004 through 2006 marked the conclusion of the IRS audits for those years. As a result, all unrecognized tax positions plus interest relating to tax years prior to 2007 were recognized in 2011. As such, 2011 benefited from a reduction to the liability for unrecognized tax benefits of $70 million, including the impact from the foreign tax credit disallowance.

For tax years 2007 through 2013, the Company is participating in the IRS's Compliance Assurance Program ("CAP"). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management's expectation this program will shorten the time period between the filing of the Company's federal income tax returns and the IRS's completion of its examination of the returns.

10.  FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement - Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company's Level 1 assets and liabilities primarily include certain cash equivalents, short term investments and equity securities that trade on an active exchange market.

Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company's Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), certain short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company's Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

                                                                        As of December 31, 2013
                                          -----------------------------------------------------------------------------------

                                              Level 1          Level 2         Level 3        Netting (1)         Total
                                          ---------------- --------------- --------------- ----------------- ----------------

                                                                            (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and
 obligations of U.S. government
 authorities and agencies                 $              - $        93,525 $             - $               - $         93,525
Obligations of U.S. states and their
 political subdivisions                                  -          78,951               -                 -           78,951
Foreign government bonds                                 -          23,997               -                 -           23,997
Corporate securities                                     -       4,523,076          18,293                 -        4,541,369
Asset-backed securities                                  -         141,157          80,934                 -          222,091
Commercial mortgage-backed securities                    -         522,008               -                 -          522,008
Residential mortgage-backed securities                   -         169,460               -                 -          169,460
                                          ---------------- --------------- --------------- ----------------- ----------------
 Sub-total                                               -       5,552,174          99,227                 -        5,651,401
Trading account assets:
Corporate securities                                     -          14,183               -                 -           14,183
Asset-backed securities                                  -           1,978               -                 -            1,978
Commercial mortgage-backed securities                    -               -               -                 -                -
Equity securities                                        -               -           2,731                 -            2,731
                                          ---------------- --------------- --------------- ----------------- ----------------
 Sub-total                                               -          16,161           2,731                 -           18,892
Equity securities, available for sale                  112              90             569                 -              771
Short-term investments                               9,216           6,768              18                 -           16,002
Cash equivalents                                     5,962         199,825               -                 -          205,787
Other long-term investments                              -          73,647           1,168          (73,219)            1,596
Reinsurance recoverables                                 -               -          11,400                 -           11,400
Receivables from parents and affiliates                  -         170,761           4,121                 -          174,882
                                          ---------------- --------------- --------------- ----------------- ----------------
 Sub-total excluding separate account
   assets                                           15,290       6,019,426         119,234          (73,219)        6,080,731

Separate account assets (2)                        973,192      99,149,315         279,842                 -      100,402,349
                                          ---------------- --------------- --------------- ----------------- ----------------
   Total assets                           $        988,482 $   105,168,741 $       399,076 $        (73,219) $    106,483,080
                                          ================ =============== =============== ================= ================
Future policy benefits (4)                $              - $             - $     (348,399) $               - $      (348,399)
Other liabilities (3)                                    -         218,467         388,268          (73,051)          533,684
                                          ---------------- --------------- --------------- ----------------- ----------------
   Total liabilities                      $              - $       218,467 $        39,869 $        (73,051) $        185,285
                                          ================ =============== =============== ================= ================

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                                     As of December 31, 2012
                                          ------------------------------------------------------------------------------
                                             Level 1        Level 2        Level 3       Netting (1)         Total
                                          -------------- -------------- -------------- --------------- -----------------
                                                                          (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and
 obligations of U.S. government
 authorities and agencies                 $            - $      187,619 $            - $             - $         187,619
Obligations of U.S. states and their
 political subdivisions                                -         85,197              -               -            85,197
Foreign government bonds                               -         27,511              -               -            27,511
Corporate securities                                   -      4,561,653         36,981               -         4,598,634
Asset-backed securities                                -        264,747        108,727               -           373,474
Commercial mortgage-backed securities                  -        489,421              -               -           489,421
Residential mortgage-backed securities                 -        373,909              -               -           373,909
                                          -------------- -------------- -------------- --------------- -----------------
   Sub-total                                           -      5,990,057        145,708               -         6,135,765
Trading account assets:
Asset-backed securities                                -          4,008              -               -             4,008
Commercial mortgage-backed securities                  -          4,091              -               -             4,091
Equity securities                                      -              -          3,277               -             3,277
                                          -------------- -------------- -------------- --------------- -----------------
   Sub-total                                           -          8,099          3,277               -            11,376

Equity securities, available for sale              2,683            155          1,489               -             4,327
Short-term investments                            81,308         31,029              -               -           112,337
Cash equivalents                                  10,305        307,394              -               -           317,699
Other long term investments                            -        187,384            988        (68,689)           119,683
Reinsurance recoverables                               -              -      1,287,157               -         1,287,157
Receivables from parents and affiliates                -        184,128          1,995               -           186,123
                                          -------------- -------------- -------------- --------------- -----------------
   Sub-total excluding separate account
    assets                                        94,296      6,708,246      1,440,614        (68,689)         8,174,467

Separate account assets (2)                      345,437     80,293,584        248,255               -        80,887,276
                                          -------------- -------------- -------------- --------------- -----------------
   Total assets                           $      439,733 $   87,001,830 $    1,688,869 $      (68,689) $      89,061,743
                                          ============== ============== ============== =============== =================
Future policy benefits (4)                $            - $            - $    1,417,891 $             - $       1,417,891
Other liabilities                                      -         68,689              -        (68,689)                 -
                                          -------------- -------------- -------------- --------------- -----------------
   Total liabilities                      $            - $       68,689 $    1,417,891 $      (68,689) $       1,417,891
                                          ============== ============== ============== =============== =================

(1) "Netting" amounts represents swap variation margin of $0.2 million and $0 million as of December 31, 2013 and December 30, 2012, respectively, and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting arrangements.
(2) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Consolidated Statements of Financial Position.
(3) Reinsurance of variable annuity living benefit features classified as "Reinsurance Recoverables" at December 31, 2012 were reclassified to "Other Liabilities" - at December 31, 2013 as they were in a net liability position.
(4) For the year ended December 31, 2013, the net embedded derivative asset position of $348 million includes $1,228 million of embedded derivatives in an asset position and $880 million of embedded derivatives in a liability position. For the year ended December 31, 2012, the net embedded derivative liability position of $1,418 million includes $431 million of embedded derivatives in an asset position and $1,849 million of embedded derivatives in a liability position.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities - The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information with an internally-developed valuation. As of December 31, 2013 and December 31, 2012, over-rides on a net basis were not material. Pricing service over-rides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. If the fair value is determined using pricing inputs that are observable in the market, the securities have been reflected within Level 2; otherwise a Level 3 classification is used.

Trading Account Assets - Trading account assets consist primarily of asset-backed securities, perpetual preferred stock and commercial mortgage-backed securities whose fair values are determined consistent with similar instruments described above under "Fixed Maturity Securities" and below under "Equity Securities."

Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk ("NPR"), liquidity and other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The majority of the Company's derivative positions are traded in the over-the-counter ("OTC") derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company's policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate, cross currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black Scholes option pricing models. These models' key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk, volatility and other factors.

The Company's cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including overnight indexed swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.

To reflect the market's perception of its own and the counterparty's non-performance risk, the Company incorporates additional spreads over LIBOR into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company's fair values to external broker-dealer values. As of December 31, 2013 and December 31, 2012, there were derivatives with the fair value of $0.0 million and $0.2 million, respectively, classified within Level 3, and all other derivatives were classified within Level 2. See Note 11 for more details on the fair value of derivative instruments by primary underlying.

Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and, these investments have primarily been classified within Level 2.

Separate Account Assets - Separate Account Assets include fixed maturity securities, treasuries, equity securities and real estate investments for which values are determined consistent with similar instruments described above under "Fixed Maturity Securities," "Equity Securities" and "Other Long-Term Investments."

Receivables from Parent and Affiliates - Receivables from parent and affiliates carried at fair value include affiliated bonds within our legal entity whose fair value are determined consistent with similar securities described above under "Fixed Maturity Securities" managed by affiliated asset managers.

Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of our living benefit guarantees on certain of our variable annuities. These guarantees are accounted for as embedded derivatives and are recorded in "Reinsurance Recoverables" or "Other Liabilities" when fair value is in an asset or liability position, respectively. The methods and assumption used to estimate the fair value are consistent with those described below in "Future Policy Benefits." The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.

The Company also has an agreement with UPARC, an affiliated captive reinsurance company, to reinsure risks associated with the no-lapse guarantee provision available on a portion of certain universal life products (See Note 13). Under this agreement, the Company pays a premium to

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

UPARC to reinsure the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision. Reinsurance of this risk is accounted for as an embedded derivative which is included in "Reinsurance recoverables". The fair value of this embedded derivative is the present value of expected reimbursement from UPARC for cost of insurance charges the Company is unable to collect from policyholders, less the present value of reinsurance premiums that is attributable to the embedded derivative feature. This methodology could result in either an asset or liability, given changes in capital market conditions and various policyholder behavior assumptions. Significant inputs to the valuation model for this embedded derivative include capital market assumptions, such as interest rates, estimated non-performance risk of the counterparty, and various assumptions that are actuarially determined, including lapse rates, premium payment patterns, and mortality rates. This embedded derivative had a value of $11.4 million and zero at December 31, 2013 and December 31, 2012, respectively, primarily due to NPR. The increase is primarily driven by assumption updates including mortality improvement and a lower lapse risk factor as well as the net impact of changes in interest rates and NPR.

Future Policy Benefits - The liability for future policy benefits primarily includes general account liabilities for the optional living benefit features of the Company's variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of the GMAB, GMWB, and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the optional living benefit feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company's market-perceived risk of its own non-performance, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders' account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets, and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders' account values. The Company's discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data, such as available industry studies or market transactions such as acquisitions and reinsurance transactions. These assumptions are generally updated in the third quarter of each year unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

Transfers between Levels 1 and 2 - Periodically there are transfers between Level 1 and Level 2 for assets held in the Company's Separate Account. The classification of Separate Account funds may vary dependent on the availability of information to the public. Should a fund's net asset value become publicly observable, the fund would be transferred from Level 2 to Level 1. During the year ended December 31, 2013, $463 million was transferred from Level 2 to Level 1. During the year ended December 31, 2012, $1.9 million was transferred from Level 1 to Level 2. Transfers between levels are generally reported at the values as of the beginning of the period in which the transfers occur. There were no transfers between Level 1 and 2 for the year ended December 31, 2011.

Level 3 Assets and Liabilities by Price Source - The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

                                                             As of December 31, 2013
                                               --------------------------------------------------
                                                Internal (1)       External (2)         Total
                                               --------------    ---------------   --------------
                                                                 (in thousands)
Corporate securities                           $       15,100    $         3,193   $       18,293
Asset-backed securities                                   355             80,579           80,934
Short-term investments                                     18                  -               18
Equity securities                                         569              2,731            3,300
Other long-term investments                                 -              1,168            1,168
Reinsurance recoverables                               11,400                  -           11,400
Receivables from parents and affiliates                     -              4,121            4,121
                                               --------------    ---------------   --------------
  Subtotal excluding separate account assets           27,442             91,792          119,234

Separate account assets                                81,795            198,047          279,842
                                               --------------    ---------------   --------------
  Total assets                                 $      109,237    $       289,839   $      399,076
                                               ==============    ===============   ==============
Future policy benefits                         $     (348,399)   $             -   $     (348,399)
Other liabilities                                     388,268                  -          388,268
                                               --------------    ---------------   --------------
  Total liabilities                            $       39,869    $             -   $       39,869
                                               ==============    ===============   ==============

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                             As of December 31, 2012
                                               ---------------------------------------------------
                                                Internal (1)       External (2)         Total
                                               ---------------   ---------------   ---------------
                                                                 (in thousands)
Corporate securities                           $        31,356   $         5,625   $        36,981
Asset-backed securities                                  5,929           102,798           108,727
Equity securities                                        1,489             3,277             4,766
Other long-term investments                                232               756               988
Reinsurance recoverables                             1,287,157                 -         1,287,157
Receivables from parents and affiliates                      -             1,995             1,995
                                               ---------------   ---------------   ---------------
  Subtotal excluding separate account assets         1,326,163           114,451         1,440,614

Separate account assets                                 77,286           170,969           248,255
                                               ---------------   ---------------   ---------------
  Total assets                                 $     1,403,449   $       285,420   $     1,688,869
                                               ===============   ===============   ===============
Future policy benefits                         $     1,417,891   $             -   $     1,417,891
                                               ---------------   ---------------   ---------------
  Total liabilities                            $     1,417,891   $             -   $     1,417,891
                                               ===============   ===============   ===============

(1) Represents valuations which could incorporate internally-derived and market inputs. See below for additional information related to internally developed valuation for significant items in the above table.
(2) Represents unadjusted prices from independent pricing services and independent non-binding broker quotes where pricing inputs are not readily available.

Quantitative Information Regarding Internally Priced Level 3 Assets and Liabilities - The table below presents quantitative information on significant internally-priced Level 3 assets and liabilities.


                            --------------


                              Fair Value
                            --------------
                            (in thousands)
Assets:

Corporate securities        $       15,100


-------------------------------------------
Reinsurance recoverables    $       11,400
-------------------------------------------
Liabilities:

Future policy benefits (3)  $    (348,399)






-------------------------------------------
Other Liabilities
                                   388,268
-------------------------------------------

                                                          As of December 31, 2013
                            -------------------------------------------------------------------------------------------------
                                                                                                           Impact of Increase in
                                                                                               Weighted   Input on Fair Value
                              Valuation Techniques     Unobservable Inputs   Minimum  Maximum  Average            (1)
                            ----------------------  ------------------------ -------  -------  --------  -----------------------

Assets:

Corporate securities        Discounted cash flow    Discount rate             8.28%   15.00%   10.61%           Decrease
                            Market Comparables      EBITDA Multiples (2)       5.0X     7.0X    5.91X           Increase
                            Liquidation             Liquidation value        11.61%   38.49%   31.83%           Increase
---------------------------------------------------------------------------------------------------------------------------------
Reinsurance recoverables    See the Reinsurance Recoverable section above for an explanation of the fair value determination.
---------------------------------------------------------------------------------------------------------------------------------
Liabilities:

Future policy benefits (3)  Discounted cash flow    Lapse rate (4)               0%      11%                    Decrease

                                                    NPR spread (5)            0.08%    1.09%                    Decrease
                                                    Utilization rate (6)        70%      94%                    Increase
                                                    Withdrawal rate (7)         86%     100%                    Increase
                                                    Mortality rate (8)           0%      13%                    Decrease
                                                    Equity Volatility curve     15%      28%                    Increase
---------------------------------------------------------------------------------------------------------------------------------
Other Liabilities           Represents reinsurance of variable annuity living benefits in a liability position.
                            Fair values are determined in the same manner as future policy benefits
---------------------------------------------------------------------------------------------------------------------------------

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                                        As of December 31, 2012
                            ----------------------------------------------------------------------------------------------------

                                                                                                                       Weighted
                              Fair Value     Valuation Techniques        Unobservable Inputs     Minimum    Maximum    Average
                            -------------- ----------------------      ------------------------  -------    -------    --------
                            (in thousands)
Assets:

Corporate securities          $   31,356   Discounted cash flow       Discount rate              8.90%      17.50%     10.60%
                                           Cap at call price          Call price                  100%        100%
                                           Liquidation                Liquidation value            98%         98%
---------------------------------------------------------------------------------------------------------------------------------
Reinsurance recoverables      $1,287,157   Fair values are determined in the same manner as future policy benefits
---------------------------------------------------------------------------------------------------------------------------------
Liabilities:

Future policy benefits (3)    $1,417,891   Discounted cash flow       Lapse rate (4)                0%         14%

                                                                      NPR spread (5)             0.20%       1.60%
                                                                      Utilization rate (6)         70%         94%
                                                                      Withdrawal rate (7)          85%        100%
                                                                      Mortality rate (8)            0%         13%
                                                                      Equity Volatility curve      19%         34%
---------------------------------------------------------------------------------------------------------------------------------

                            --------------------
                              Impact of Increase in
                             Input on Fair Value
                                     (1)
                            -----------------------

Assets:

Corporate securities               Decrease
                                   Increase
                                   Increase
----------------------------------------------------
Reinsurance recoverables
----------------------------------------------------
Liabilities:

Future policy benefits (3)         Decrease

                                   Decrease
                                   Increase
                                   Increase
                                   Decrease
                                   Increase
----------------------------------------------------

(1)Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.
(2)EBITDA multiples represent multiples of earnings before interest, taxes, depreciation and amortization, and are amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.
(3)Future policy benefits primarily represent general account liabilities for the optional living benefit features of the Company's variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(4)Base lapse rates are adjusted at the contract level based on a comparison of the benefit amount and the policyholder account value and reflect other factors, such as the applicability of any surrender charges. A dynamic lapse adjustment reduces the base lapse rate when the benefit amount is greater than the account value, as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.
(5)To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of individual living benefit contracts in a liability position and generally not to those in a contra-liability position. In determining the NPR spread, the Company reflects the financial strength ratings of the Company and its affiliates as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium.
(6)The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. These assumptions vary based on the product type, the age of the contractholder and the age of the contract. The impact of changes in these assumptions is highly dependent on the contract type and age of the contractholder at the time of the sale and the timing of the first lifetime income withdrawal.
(7)The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.
(8)Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

Interrelationships Between Unobservable Inputs - In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:

Corporate Securities - The rate used to discount future cash flows reflects current risk free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.

Future Policy Benefits - The unobservable contractholder behavior inputs related to the liability for the optional living benefit features of the Company's variable annuity contracts included in future policy benefits are generally based on emerging experience, future expectations and other data. While experience for these products is still emerging, the Company expects benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. The dynamic lapse adjustment assumes lower lapses when the benefit amount is greater than the account value, as in-the-money contracts are less likely to lapse. Therefore, to the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, the dynamic lapse function will reduce lapse rates for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, the dynamic lapse function will lower overall lapse rates as contracts become more in-the-money.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Separate Account Assets - In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company's Consolidated Statement of Financial Position. As a result, changes in value associated with these investments do not impact the Company's Consolidated Statement of Operations. In addition, fees earned by the Company related to the management of most separate account assets classified as Level 3 do not change due to changes in the fair value of these investments. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:

Real Estate and Other Invested Assets - Separate account assets include $81.8 million and $77.3 million of investments in real estate as of December 31, 2013 and December 31, 2012, respectively, that are classified as Level 3 and reported at fair value which is determined by the Company's equity in net assets of the entities. Fair value estimates of real estate are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments are typically included in the Level 3 Classification. Key unobservable inputs to real estate valuation include capitalization rates, which ranged from 5.00% to 10.00% (6.82% weighted average) as of December 31, 2013 and 5.50% to 9.50% (7.30% weighted average) as of December 31, 2012 and discount rates which ranged from 6.75% to 11.00% (7.90% weighted average) as of December 31, 2013 and 7.00% to 11.50% (8.30% weighted average) as of December 31, 2012.

Valuation Process for Fair Value Measurements Categorized within Level 3 - The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various Business Groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of Pricing Committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company's investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of optional living benefit features of the Company's variable annuity contracts.

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For optional living benefit features of the Company's variable annuity products, the actuarial valuation unit periodically performs baseline testing of contract input data and actuarial assumptions are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data, such as available industry studies. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of optional living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Changes in Level 3 assets and liabilities - The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

                                                                      Year Ended December 31, 2013
                                       -------------------------------------------------------------------------------
                                              Fixed Maturities Available For Sale
                                       -------------------------------------------------

                                                                                           Trading
                                                                          Commercial       Account        Equity
                                                            Asset-        Mortgage-         Assets      Securities,
                                         Corporate          Backed          Backed         - Equity      Available
                                         Securities       Securities      Securities      Securities     for Sale
                                       --------------------------------------------------------------------------------
                                                                             (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                  $      36,981    $     108,727    $          -    $     3,277    $     1,489
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net                            (1,177)               -               -              -            427
    Asset management fees and other
     income                                        -                -               -            953              -
   Included in other comprehensive
    income (loss)                             (1,641)            (294)             (3)             -             71
 Net investment income                            90              257               -              -              -
 Purchases                                    14,996           33,078          12,524            380             65
 Sales                                        (2,329)              (1)              -         (1,499)        (1,483)
 Issuances                                         -                -               -              -              -
 Settlements                                 (22,446)         (23,098)         (3,434)          (380)             -
 Transfers into Level 3 (2)                      112                -               -              -              -
 Transfers out of Level 3 (2)                 (6,293)         (35,239)         (9,087)             -              -
 Other (4)                                         -           (2,496)              -              -              -
                                       -------------    -------------    ------------    -----------    -----------
Fair Value, end of period
 assets/(liabilities)                  $      18,293    $      80,934    $          -    $     2,731    $       569
                                       =============    =============    ============    ===========    ===========
Unrealized gains (losses) for the
 period relating to those
 Level 3 assets that were still
   held at the end of the period
   (3):
   Included in earnings:
    Realized investment gains
     (losses), net                     $      (1,648)   $           -    $          -    $         -    $         -
    Asset management fees and other
     income                            $           -    $           -    $          -    $       869    $         -

                                       ------------






                                       Short Term
                                       Investments
                                       -------------

Fair Value, beginning of period
 assets/(liabilities)                  $        -
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net                              -
    Asset management fees and other
     income                                     -
   Included in other comprehensive
    income (loss)                               -
 Net investment income                          -
 Purchases                                      -
 Sales                                          -
 Issuances                                      -
 Settlements                                    -
 Transfers into Level 3 (2)                    18
 Transfers out of Level 3 (2)                   -
 Other (4)                                      -
                                       ----------
Fair Value, end of period
 assets/(liabilities)                  $       18
                                       ==========
Unrealized gains (losses) for the
 period relating to those
 Level 3 assets that were still
   held at the end of the period
   (3):
   Included in earnings:
    Realized investment gains
     (losses), net                     $        -
    Asset management fees and other
     income                            $        -

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                                            Year Ended December 31, 2013
                                      --------------------------------------------------------------------------------------

                                       Other Long-       Receivables         Separate
                                          term         from Parents and   Account Assets   Reinsurance     Future Policy
                                       Investments        Affiliates           (1)         Recoverable       Benefits
                                      -------------    ----------------   --------------   ------------   ---------------
                                                                                   (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                 $         988     $       1,995     $     248,255    $          -   $    (1,417,891)
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net                             (232)                -             1,966          11,400         2,342,621
    Asset management fees and
     other income                               144                 -                 -               -                 -
    Interest credited to
     policyholders' account
     balances                                     -                 -            18,978               -                 -
   Included in other comprehensive
    income (loss)                                 -               (25)                -               -                 -
 Net investment income                            -                 -                 -               -                 -
 Purchases                                      268             5,147            80,302               -                 -
 Sales                                            -            (3,495)          (69,659)              -                 -
 Issuances                                        -                 -                 -               -          (576,331)
 Settlements                                      -                 -                 -               -                 -
 Transfers into Level 3 (2)                       -                 -                 -               -                 -
 Transfers out of Level 3 (2)                     -            (1,997)                -               -                 -
 Other (4)                                        -             2,496                 -               -                 -
                                      -------------    ----------------   --------------   ------------   ---------------
Fair Value, end of period
 assets/(liabilities)                 $       1,168     $       4,121     $     279,842    $     11,400   $       348,399
                                      =============    ================   ==============   ============   ===============
Unrealized gains (losses) for the
 period relating to those
 Level 3 assets that were still
   held at the end of the period
   (3):
   Included in earnings:
    Realized investment gains
     (losses), net                    $           -     $           -     $           -    $     11,400   $     2,318,266
    Asset management fees and
     other income                     $         122     $           -     $           -    $          -   $             -
    Interest credited to
     policyholders' account
     balances                         $           -     $           -     $      18,978    $          -   $             -

                                      -----------------


                                      Other Liabilities
                                             (5)
                                      -----------------

Fair Value, beginning of period
 assets/(liabilities)                  $    1,287,157
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net                         (2,210,096)
    Asset management fees and
     other income                                   -
    Interest credited to
     policyholders' account
     balances                                       -
   Included in other comprehensive
    income (loss)                                   -
 Net investment income                              -
 Purchases                                    534,671
 Sales                                              -
 Issuances                                          -
 Settlements                                        -
 Transfers into Level 3 (2)                         -
 Transfers out of Level 3 (2)                       -
 Other (4)                                          -
                                      -----------------
Fair Value, end of period
 assets/(liabilities)                  $    (388,268)
                                      =================
Unrealized gains (losses) for the
 period relating to those
 Level 3 assets that were still
   held at the end of the period
   (3):
   Included in earnings:
    Realized investment gains
     (losses), net                     $   (2,188,291)
    Asset management fees and
     other income                      $            -
    Interest credited to
     policyholders' account
     balances                          $            -

                                                                    Year Ended December 31, 2012
                                           -------------------------------------------------------------------------------
                                                 Fixed Maturities, Available for Sale
                                           -------------------------------------------------

                                                                                  Commercial  Other Trading     Equity
                                                                                  Mortgage-  Account Assets-  Securities,
                                           U.S. Treasury Corporate   Asset-Backed   Backed       Equity      Available for
                                            Securities   Securities   Securities  Securities   Securities        Sale
                                           ------------- ----------- ------------ ---------- --------------- -------------
                                                                           (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                      $      4,696  $    23,720 $     62,429 $        -  $      3,362   $      2,652
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses),
     net                                              -      (3,454)          687          -             -        (1,423)
    Asset management fees and other
     income                                           -            -            -          -          (35)              -
   Included in other comprehensive
    income (loss)                                     4        4,070        2,840       (65)             -            264
 Net investment income                                -          101          364          3             -              -
 Purchases                                            -        8,714       62,524          -             -              -
 Sales                                                -         (89)            -          -             -              -
 Issuances                                            -            -            -          -             -              -
 Settlements                                          -      (8,656)     (14,566)    (2,496)          (50)              -
 Transfers into Level 3 (2)                           -       23,995        5,702      5,246             -              -
 Transfers out of Level 3 (2)                         -     (16,120)     (11,253)    (2,688)             -            (4)
 Other (4)                                      (4,700)        4,700            -          -             -              -
                                           ------------  ----------- ------------ ----------  ------------   ------------
Fair Value, end of period
 assets/(liabilities)                      $          -  $    36,981 $    108,727 $        -  $      3,277   $      1,489
                                           ============  =========== ============ ==========  ============   ============
Unrealized gains (losses) for the
 period relating to those
 Level 3 assets that were still held at
   the end of the period (3):
   Included in earnings:
    Realized investment gains (losses),
     net                                   $          -  $         - $          - $        -  $          -   $          -
    Asset management fees and other
     income                                $          -  $         - $          - $        -  $       (35)   $          -

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                                   Year Ended December 31, 2012
                                      -------------------------------------------------------------------------------------

                                      Other Long-                        Receivables         Separate
                                         term          Reinsurance       from Parents     Account Assets     Future Policy
                                      Investments      Recoverables     and Affiliates         (1)             Benefits
                                      -----------    ----------------   --------------   ---------------    ---------------
                                                                          (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                 $       686    $        868,824    $         -     $       222,323           (912,986)
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net                         (4,659)              2,937              -              (1,476)           (61,390)
    Asset management fees and
     other income                              (7)                  -              -                   -                  -
    Interest credited to
     policyholders' account
     balances                                   -                   -              -              12,377                  -
   Included in other comprehensive
    income (loss)                               -                   -             (5)                  -                  -
 Net investment income                          -                   -              -                   -                  -
 Purchases                                  4,966             415,396          2,000              94,515                  -
 Sales                                          -                   -              -             (79,484)                 -
 Issuances                                      -                   -              -                   -           (443,515)
 Settlements                                    2                   -              -                   -                  -
 Transfers into Level 3 (2)                     -                   -              -                   -                  -
 Transfers out of Level 3 (2)                   -                   -              -                   -                  -
                                      -----------    ----------------   --------------   ---------------    ---------------
Fair Value, end of period
 assets/(liabilities)                 $       988           1,287,157    $     1,995     $       248,255        (1,417,891)
                                      ===========    ================   ==============   ===============    ===============
Unrealized gains (losses) for the
 period relating to those
 Level 3 assets that were still
   held at the end of the period
   (3):
   Included in earnings:
    Realized investment gains
     (losses), net                    $    (4,549)             17,516    $         -     $             -            (76,581)
    Asset management fees and
     other income                     $        (7)                  -    $         -     $             -                  -
    Interest credited to
     policyholders' account
     balances                         $         -                   -    $         -     $        12,377                  -

                                                                Year Ended December 31, 2011
                                      --------------------------------------------------------------------------------
                                             Fixed Maturities, Available for Sale
                                      --------------------------------------------------

                                                                              Commercial  Other Trading     Equity
                                                                    Asset-    Mortgage-  Account Assets-  Securities,
                                      U.S. Treasury  Corporate      Backed      Backed       Equity      Available for
                                       Securities    Securities   Securities  Securities   Securities        Sale
                                      ------------- ------------- ----------- ---------- --------------- -------------
                                                                       (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                 $          -  $      49,050 $    59,770 $       -  $            -  $      1,792
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net                               -        (3,311)         803         -               -       (3,315)
    Asset management fees and
     other income                                -              -           -         -           (595)             -
   Included in other comprehensive
    income (loss)                              (4)        (1,126)       (694)         -               -         2,840
 Net investment income                           -            219         768         -               -             -
 Purchases                                   4,700          7,534      23,001     5,019               -         1,696
 Sales                                           -          (678)     (8,160)         -               -             -
 Issuances                                       -            883           -         -               -             -
 Settlements                                     -       (20,679)     (9,094)         -         (5,000)          (99)
 Transfers into Level 3 (2)                      -         10,444           -         -               -         8,695
 Transfers out of Level 3 (2)                    -       (18,616)     (3,965)   (5,019)               -             -
 Other (4)                                       -              -           -         -           8,957       (8,957)
                                      ------------  ------------- ----------- ---------  --------------  ------------
Fair Value, end of period
 assets/(liabilities)                 $      4,696  $      23,720 $    62,429 $       -  $        3,362  $      2,652
                                      ============  ============= =========== =========  ==============  ============
Unrealized gains (losses) for the
 period relating to those
 Level 3 assets that were still
   held at the end of the period
   (3):
   Included in earnings:
    Realized investment gains
     (losses), net                    $          -  $     (4,319) $      (10) $       -  $            -  $    (2,918)
    Asset management fees and
     other income                     $          -  $           - $         - $       -  $        (876)  $          -
    Interest credited to
     policyholders' account
     balances                         $          -  $           - $         - $       -  $            -  $          -

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                            Year Ended December 31, 2011
                                           ---------------------------------------------------------------

                                           Other Long-  Receivables                Separate
                                              term      from Parents  Reinsurance  Account   Future Policy
                                           investments and Affiliates Recoverable Assets (1)   Benefits
-                                          ----------- -------------- ----------- ---------- -------------
                                                                   (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                            $   -      $  24,278  $(373,000)  $ 198,451  $    452,822
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses),
     net                                           102              -     934,112        388   (1,091,846)
    Asset management fees and other
     income                                       (46)              -           -          -             -
    Interest credited to policyholders'
     account balances                                -              -           -      1,815             -
   Included in other comprehensive
    income (loss)                                    -           (55)           -          -             -
 Net investment income                               -              -           -          -             -
 Purchases                                         630            431     307,712     86,744             -
 Sales                                               -              -           -   (65,075)             -
 Issuances                                           -              -           -          -     (273,962)
 Settlements                                         -            (3)           -          -             -
 Transfers into Level 3 (2)                          -              -           -          -             -
 Transfers out of Level 3 (2)                        -       (24,651)           -          -             -
                                           ----------- -------------- ----------- ---------- -------------
Fair Value, end of period
 assets/(liabilities)                            $ 686      $       -  $  868,824  $ 222,323  $  (912,986)
                                           =========== ============== =========== ========== =============
Unrealized gains (losses) for the
 period relating to those
 Level 3 assets that were still held at
   the end of the period (3):
   Included in earnings:
    Realized investment gains (losses),
     net                                         $  75      $       -  $  973,717  $       -  $(1,085,926)
    Asset management fees and other
     income                                      $(46)      $       -  $        -  $       -  $          -
    Interest credited to policyholders'
     account balances                            $   -      $       -  $        -  $   1,815  $          -

(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Consolidated Statement of Financial Position.
(2)Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)Other primarily represents reclasses of certain assets between reporting categories.
(5)Reinsurance of variable annuity living benefit features classified as "Reinsurance Recoverables" at December 31, 2012, were reclassified to "Other Liabilities" - at December 31, 2013 as they were in a net liability position.

Transfers - Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company is able to validate.

For the year ended December 31, 2011 the majority of the Equity Securities Available for Sale transfers into Level 3 were due to the determination that the pricing inputs for perpetual preferred stocks provided by third party pricing services were primarily based on indicative broker quotes which could not always be verified against directly observable market information. Perpetual preferred stocks were included in Equity Securities Available for Sale and subsequently transferred to Trading Account Assets. During the same period, the pricing and valuation methodology related to an affiliated bond reported in Other Assets totaled $24.7 million was re-evaluated and subsequently updated to utilize observable inputs and transferred out of Level 3.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. However, in some cases, as described below, the carrying amount equals or approximates fair value.

                                                                  December 31, 2013                     December 31, 2012
                                                 --------------------------------------------------- ----------------------

                                                                                           Carrying               Carrying
                                                                Fair Value                Amount (1) Fair Value    Amount
-                                                ---------------------------------------- ---------- ----------  ----------

                                                 Level 1  Level 2    Level 3     Total      Total      Total       Total
                                                 ------- ---------- ---------- ---------- ---------- ----------  ----------
                                                                   (in thousands)
Assets:
  Commercial mortgage and other loans            $     - $    7,827 $1,604,247 $1,612,074 $1,532,165 $1,616,804  $1,463,977
  Policy loans                                         -          -  1,086,772  1,086,772  1,086,772  1,455,412   1,079,714
  Other long term investments                          -          -      4,751      4,751      4,268      2,491       2,119
  Cash and cash equivalents                       45,317     56,139          -    101,456    101,456     94,410      94,410
  Accrued investment income                            -     89,465          -     89,465     89,465     90,653      90,653
  Receivables from parents and affiliates              -     87,849          -     87,849     87,481     (3,146)     (3,751)
  Other assets                                         -     34,060          -     34,060     34,060     32,782      32,176
                                                 ------- ---------- ---------- ---------- ---------- ----------  ----------
   Total assets                                  $45,317 $  275,340 $2,695,770 $3,016,427 $2,935,667 $3,289,406  $2,759,298
                                                 ======= ========== ========== ========== ========== ==========  ==========
Liabilities:
  Policyholders' Account Balances - Investment
   Contracts                                     $     - $  851,607 $   40,451 $  892,058 $  901,860 $  793,280  $  796,816
  Cash collateral for loaned securities                -     84,867          -     84,867     84,867     48,068      48,068
  Short-term debt                                      -    275,268          -    275,268    274,900    272,981     272,000
  Long-term debt                                       -  1,644,827          -  1,644,827  1,592,000  1,563,185   1,511,000
  Payables to parent and affiliates                    -     45,649          -     45,649     45,649      6,694       6,694
  Other liabilities                                    -    270,339          -    270,339    270,339    224,751     224,751
                                                 ------- ---------- ---------- ---------- ---------- ----------  ----------
   Total liabilities                             $     - $3,172,557 $   40,451 $3,213,008 $3,169,615 $2,908,959  $2,859,329
                                                 ======= ========== ========== ========== ========== ==========  ==========

(1)Carrying values presented herein differ from those in the Company's Consolidated Statement of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

Policy Loans

During the fourth quarter of 2013, the Company changed the valuation technique used to fair value policy loans. For the period ended December 31, 2013, the fair value of policy loans was determined by discounting expected cash flows at the current loan coupon rate. As a result the carrying value of the policy loans approximates the fair value for the year ended December 31, 2013. Prior to this change, the fair value of U.S. insurance policy loans was calculated by discounting expected cash flows based upon current U.S. Treasury rates and historical loan repayment patterns.

Other Long-term Investments

Other long-term investments include investments in joint ventures and limited partnerships. The estimated fair values of these cost method investments are generally based on the Company's share of the net asset value ("NAV") as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments. For the year end December 31, 2013 and 2012, no such adjustments were made.

Cash, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as unsettled trades and accounts receivable. Also included in receivables from parents and affiliates is an affiliated note whose fair value is determined in the same manner as the underlying debt described below under "Short-Term and Long-Term Debt".

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Policyholders' Account Balances - Investment Contracts

Only the portion of policyholders' account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company's financial strength ratings, and hence reflect the Company's own non-performance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

Cash Collateral for Loaned Securities

This represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase below. For these transactions, the carrying value of the related asset/liability approximates fair value as they equal the amount of cash collateral received/paid.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company's own non-performance risk. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

Other Liabilities and Payables to Parent and Affiliates

Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

11.  DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

Foreign Exchange Contracts

Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Credit Contracts

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, and in return receive a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name's public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or pay the referenced amount less the auction recovery rate. See credit derivatives written section for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio.

Embedded Derivatives

The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to an affiliate, Pruco Re. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value. These embedded derivatives are marked to market through "Realized investment gains (losses), net" based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 10.

The fair value of the living benefit feature embedded derivatives included in "Future policy benefits" was an asset of $348 million and a liability of $1,418 million as of December 31, 2013 and December 31, 2012, respectively. The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re included in "Reinsurance recoverables" was a liability of $388 million and an asset of $1,287 million as of December 31, 2013 and December 31, 2012, respectively.

The Company has invested in fixed maturities in the past that, in addition to a stated coupon, provided a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounted for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through "Realized investment gains (losses), net," based upon the change in value of the underlying portfolio.

Some of the Company's universal life products contain a no-lapse guarantee provision that is reinsured with an affiliate, UPARC. The reinsurance agreement contains an embedded derivative related to the interest rate risk of the reinsurance contract. Fluctuations in interest rates can result in mark-to-market changes in the value of the underlying contractual guarantees and impact the amount of premiums and benefits paid between the Company and UPARC. See Note 8 for additional information on the agreement with UPARC.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts used in a non-broker-dealer capacity, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

                                                        December 31, 2013                     December 31, 2012
                                                ----------------------------------   -----------------------------------
                                                                  Gross Fair Value                     Gross Fair Value
                                                     Notional   --------------------      Notional   ---------------------
              Primary Underlying                      Amount     Assets  Liabilities       Amount     Assets   Liabilities
------------------------------------------------    ----------------------------------------------------------------------

                                                                               (in thousands)
Derivatives Designated as Hedge Accounting
 Instruments:
Currency/Interest Rate
Currency Swaps                                      $   249,601 $  6,304 $  (11,583)     $   145,174 $   4,152  $  (3,904)
                                                    ----------- -------- -----------     ----------- --------- -----------
Total Qualifying Hedges                             $   249,601 $  6,304 $  (11,583)     $   145,174 $   4,152  $  (3,904)
                                                    =========== ======== ===========     =========== ========= ===========
Derivatives Not Qualifying as Hedge Accounting
 Instruments:
Interest Rate
Interest Rate Swaps                                 $ 2,434,400 $ 47,475 $ (185,222)     $ 1,729,400 $ 109,855  $ (22,930)

Currency
Forwards                                                    507        2           -           5,424        48           -
Credit
Credit Default Swaps                                     14,275       15       (862)          14,275       614       (894)
Currency/Interest Rate
Currency Swaps                                           69,450      211     (3,325)          62,468     1,516     (2,064)
Equity
Total Return Swaps                                      332,000        -     (8,057)         320,377       762     (6,073)
Equity Options                                       40,739,168   19,639     (9,418)      24,243,020    70,669    (32,824)
                                                    ----------- -------- -----------     ----------- --------- -----------
Total Non-Qualifying Hedges                          43,589,800   67,342   (206,884)      26,374,964   183,464    (64,785)
                                                    =========== ======== ===========     =========== ========= ===========
Total Derivatives (1)                               $43,839,401 $ 73,646 $ (218,467)     $26,520,138 $ 187,616  $ (68,689)
                                                    =========== ======== ===========     =========== ========= ===========

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


  (1)Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was an asset of $348 million and a liability of $1,441 million as of December 31, 2013 and December 31, 2012, respectively, included in "Future policy benefits" and "Fixed maturities, available-for-sale."

Offsetting Assets and Liabilities

The following table presents recognized derivative instruments (including bifurcated embedded derivatives), and repurchase and reverse repurchase agreements that are offset in the balance sheet, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the balance sheet.

                                                                           December 31, 2013
                                                ------------------------------------------------------------------------
                                                                    Gross           Net
                                                    Gross          Amounts        Amounts
                                                 Amounts of     Offset in the  Presented in
                                                 Recognized     Statement of   the Statement   Financial
                                                  Financial       Financial    of Financial   Instruments/
                                                 Instruments      Position       Position      Collateral    Net Amount
                                                -------------- --------------  ------------- -------------  ------------
                                                                             (in thousands)
Offsetting of Financial Assets:
Derivatives                                     $       73,219 $      (73,219) $          -  $           -  $          -
Securities purchased under agreement to resell          56,139              -        56,139        (56,139)            -
                                                -------------- --------------  ------------  -------------  ------------
Total Assets                                    $      129,358 $      (73,219) $     56,139  $     (56,139) $          -
                                                ============== ==============  ============  =============  ============
Offsetting of Financial Liabilities:
Derivatives                                     $      218,467 $      (73,051) $    145,416  $    (136,593) $      8,823
Securities sold under agreement to repurchase                -              -             -              -             -
                                                -------------- --------------  ------------  -------------  ------------
Total Liabilities                               $      218,467 $      (73,051) $    145,416  $    (136,593) $      8,823
                                                ============== ==============  ============  =============  ============

                                                                           December 31, 2012
                                                ------------------------------------------------------------------------
                                                                    Gross           Net
                                                    Gross          Amounts        Amounts
                                                 Amounts of     Offset in the  Presented in
                                                 Recognized     Statement of   the Statement   Financial
                                                  Financial       Financial    of Financial   Instruments/
                                                 Instruments      Position       Position      Collateral    Net Amount
                                                -------------- --------------  ------------- -------------  ------------
                                                                             (in thousands)
Offsetting of Financial Assets:
Derivatives                                     $      187,372 $      (68,689) $    118,683  $           -  $    118,683
Securities purchased under agreement to resell         203,437              -       203,437       (203,437)            -
                                                -------------- --------------  ------------  -------------  ------------
Total Assets                                    $      390,809 $      (68,689) $    322,120  $    (203,437) $    118,683
                                                ============== ==============  ============  =============  ============
Offsetting of Financial Liabilities:
Derivatives                                     $       68,689 $      (68,689) $          -  $           -  $          -
Securities sold under agreement to repurchase                -              -             -              -             -
                                                -------------- --------------  ------------  -------------  ------------
Total Liabilities                               $       68,689 $      (68,689) $          -  $           -  $          -
                                                ============== ==============  ============  =============  ============

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see "Credit Risk" below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company's accounting policy for securities repurchase and resale agreements, see Note 2 to the Company's Consolidated Financial Statements.

Cash Flow Hedges

The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

                                                     Year Ended December 31, 2013
-                                        -----------------------------------------------------
                                                                                       Accumulated
                                            Realized           Net                        Other
                                           Investment       Investment     Other      Comprehensive
                                         Gains/(Losses)       Income       Income       Income(1)
                                         ----------------------------------------------------------
                                                            (in thousands)
Derivatives Designated as Hedging
Instruments:
Cash flow hedges
  Currency/Interest Rate                     $        -         $1,029     $(794) $         (4,848)
                                         --------------     ----------     ------     -------------
  Total cash flow hedges                              -          1,029      (794)           (4,848)
                                         --------------     ----------     ------     -------------
Derivatives Not Qualifying as Hedging
Instruments:
  Interest Rate                               (191,954)              -          -                 -
  Currency                                           51              -          -                 -
  Currency/Interest Rate                        (3,450)              -       (17)                 -
  Credit                                        (1,106)              -          -                 -
  Equity                                      (130,714)              -          -                 -
  Embedded Derivatives                          274,374              -          -                 -
                                         --------------     ----------     ------     -------------
  Total non-qualifying hedges                  (52,799)              -       (17)                 -
                                         --------------     ----------     ------     -------------
  Total                                      $ (52,799)         $1,029     $(811)          $(4,848)
                                         ==============     ==========     ======     =============

                                                     Year Ended December 31, 2012
-                                        -----------------------------------------------------
                                                                                       Accumulated
                                            Realized           Net                        Other
                                           Investment       Investment     Other      Comprehensive
                                         Gains/(Losses)       Income       Income       Income(1)
                                         ----------------------------------------------------------
                                                            (in thousands)
Derivatives Designated as Hedging
Instruments:
Cash flow hedges
  Currency/Interest Rate                     $        -           $707 $       46          $(2,376)
                                         --------------     ---------- --  ------     -------------
  Total cash flow hedges                              -            707         46           (2,376)
                                         --------------     ---------- --  ------     -------------
Derivatives Not Qualifying as Hedging
Instruments:
  Interest Rate                                   1,309              -          -                 -
  Currency                                        (147)              -          -                 -
  Currency/Interest Rate                          (866)              -        (6)                 -
  Credit                                          (763)              -          -                 -
  Equity                                       (69,527)              -          -                 -
  Embedded Derivatives                        (116,431)              -          -                 -
                                         --------------     ---------- --  ------     -------------
  Total non-qualifying hedges                 (186,425)              -        (6)                 -
                                         --------------     ---------- --  ------     -------------
  Total                                      $(186,425)           $707       $ 40          $(2,376)
                                         ==============     ========== ==  ======     =============

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                              Year Ended December 31, 2011
                                       ------------------------------------------------------
                                                                                 Accumulated
                                            Realized         Net                    Other
                                           Investment     Investment   Other    Comprehensive
                                         Gains/(Losses)     Income     Income     Income(1)
                                       ------------------------------------------------------
                                                            (in thousands)
Derivatives Designated as Hedging
Instruments:
Cash flow hedges
  Currency/Interest Rate                       $  (337)         $233      $49          $1,715
                                         --------------   ----------   ------   -------------
  Total cash flow hedges                          (337)          233       49           1,715
                                         --------------   ----------   ------   -------------
Derivatives Not Qualifying as Hedging
Instruments:
  Interest Rate                                  90,706            -        -               -
  Currency                                          175            -        -               -
  Currency/Interest Rate                          1,102            -        -               -
  Credit                                            733            -        -               -
  Equity                                        (3,264)            -        -               -
  Embedded Derivatives                           88,740            -        -               -
                                         --------------   ----------   ------   -------------
  Total non-qualifying hedges                   178,192            -        -               -
                                         --------------   ----------   ------   -------------
  Total                                        $177,855         $233      $49          $1,715
                                         ==============   ==========   ======   =============

  (1)Amounts deferred in "Accumulated other comprehensive income (loss)."

For the years ended December 31, 2013, 2012 and 2011, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company's results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes:

                                                                                       (in thousands)
                                                                                     ----------------
Balance, December 31, 2010                                                                   $    808
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2011             1,607
Amount reclassified into current period earnings                                                  108
                                                                                     ----------------
Balance, December 31, 2011                                                                      2,523
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2012             (622)
Amount reclassified into current period earnings                                              (1,754)
                                                                                     ----------------
Balance, December 31, 2012                                                                        147
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2013           (4,519)
Amount reclassified into current period earnings                                                (329)
                                                                                     ----------------
Balance, December 31, 2013                                                                   $(4,701)
                                                                                     ================

As of December 31, 2013 and 2012, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 20 years. Income amounts deferred in "Accumulated other comprehensive income (loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Equity.

Credit Derivatives

The Company has no exposure from credit derivatives where it has written credit protection as of December 31, 2013 and December 31, 2012.

The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio. As of December 31, 2013 and December 31, 2012, the Company had $14 million of outstanding notional amounts, reported at fair value as a liability of less than $1 million for both periods.

Prior to disposal in the fourth quarter of 2013, the Company held certain externally-managed investments in the European market which contained embedded derivatives. Their fair values were primarily driven by changes in credit spreads. These investments were medium-term notes that were collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes had a stated coupon and provided a return based on the performance of the underlying portfolios and the level of leverage. The Company invested in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes were accounted for under U.S. GAAP as available-for-sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities were reported in Equity under the heading "Accumulated Other Comprehensive Income (Loss)" and changes in the market value of the embedded total return swaps are

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

included in current period earnings in "Realized investment gains (losses), net." The Company's maximum exposure to loss from these investments was $64 million on December 31, 2012. The fair value of the embedded derivatives included in "Fixed maturities, available-for-sale" was a liability of $23 million on December 31, 2012.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions.

The Company has credit risk exposure to an affiliate, Prudential Global Funding, LLC ("PGF"), related to its OTC derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate, see Note 13. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

Under fair value measurements, the Company incorporates the market's perception of its own and the counterparty's non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company's own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company's counterparty's credit spread is applied to OTC derivative net asset positions.

12. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $24.9 million of commercial loans as of December 31, 2013. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $116 million as of December 31, 2013.

Contingent Liabilities

On an ongoing basis, the Company's internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see "Litigation and Regulatory Matters" below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company's financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2013,

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC, filed in the Circuit Court of Leon County, Florida, was served on Prudential Insurance. The complaint alleges that Prudential Insurance failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In March 2013, the Company filed a motion to dismiss the complaint. In August 2013, the court dismissed the complaint with prejudice. In September 2013, plaintiff filed an appeal with Florida's Circuit Court of the Second Judicial Circuit in Leon County.

In October 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit, State of West Virginia ex. Rel. John D. Perdue v. PRUCO Life Insurance Company, in the Circuit Court of Putnam County, West Virginia. The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia. The complaint seeks to examine the records of the Company to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount. In April 2013, the Company filed a motion to dismiss the complaint. In December 2013, the Court granted the Company's motion and dismissed the complaint with prejudice. In January 2014, the State of West Virginia appealed the decision.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York State Department of Financial Services ("NYDFS") has requested that 172 life insurers (including the Company) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of the Company's compliance with New York's unclaimed property laws. In February 2012, the Massachusetts Office of the Attorney General requested information regarding the Company's unclaimed property procedures. In December 2013, this matter was closed without prejudice. In May 2013, the Company entered into a settlement agreement with the Minnesota Department of Commerce, Insurance Division, which requires the Company to take additional steps to identify deceased insureds and contract holders where a valid claim has not been made.

In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc, was filed in state court and removed to the United States District Court for the Southern District of Illinois. The complaint makes allegations under Illinois law, on behalf of a class of Illinois residents whose death benefit claims were settled by retained assets accounts. In March 2011, the complaint was amended to drop Prudential Financial as a defendant and add the Company and The Prudential Insurance Company of America as a defendant. The matter is now captioned Phillips v. Prudential Insurance and Pruco Life Insurance Company. In November 2011, the complaint was dismissed. In December 2011, plaintiff appealed the dismissal. In May 2013, the United States Court of Appeals for the Seventh Circuit affirmed the dismissal of plaintiff's putative class action complaint. In August 2013, plaintiff's time to appeal the dismissal expired.

The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company's financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Expense Charges and Allocations

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses also include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was $1 million for years ended December 31, 2013 and 2012 and less than $1 million for the year ended December 31, 2011. The expense charged to the Company for the deferred compensation program was $7 million, $6 million and $7 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during career. The Company's share of net expense for the pension plans was $22 million, $18 million and $18 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Prudential Insurance sponsors voluntary savings plans for its employee's 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company's expense for its share of the voluntary savings plan was $8 million for years ended December 31, 2013, 2012 and 2011.

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

The Company pays commissions and certain other fees to Prudential Annuities Distributors, Incorporated ("PAD") in consideration for PAD's marketing and underwriting of the Company's products. Commissions and fees are paid by PAD to broker-dealers who sell the Company's products. Commissions and fees paid by the Company to PAD were $877 million, $1,222 million and $1,144 million during the years ended December 31, 2013, 2012 and 2011, respectively.

Corporate Owned Life Insurance

The Company has sold four Corporate Owned Life Insurance or, "COLI," policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $2,595 million at December 31, 2013 and $2,390 million at December 31, 2012. Fees related to these COLI policies were $42 million, $35 million and $33 million for the years ended December 31, 2013, 2012 and 2011, respectively. The Company retains the majority of the mortality risk associated with these COLI policies. In October 2013, the Company increased the maximum amount of mortality risk on any life to $3.5 million for certain COLI policies.

Derivative Trades

In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF.

Reinsurance with Affiliates

The Company participates in reinsurance with its affiliates Prudential of Taiwan, PARCC, UPARC, Pruco Re, PAR TERM, PURC and PAR U, and its parent company, Prudential Insurance, in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential. The Company is not relieved of its primary obligation to the policyholder as a result of these agreements.

Reinsurance amounts included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                              December 31,      December 31,
                                                                  2013              2012
                                                           -----------------  ----------------
                                                                      (in thousands)

Reinsurance recoverable                                    $      13,657,859  $      7,032,175
Policy loans                                                         (64,720)          (52,767)
Deferred policy acquisition costs                                 (1,627,838)       (1,112,195)
Policyholders' account balances                                    4,681,356                 -
Future policy benefits and other policyholder liabilities          1,359,340                 -
Other liabilities (reinsurance payables)                             618,781           309,478

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The reinsurance recoverables by counterparty is broken out below.

                                  December 31,      December 31,
                                      2013              2012
                                ----------------- ----------------
                                          (in thousands)
UPARC                           $          44,835 $         28,655
PAR U                                   8,091,712        1,633,026
PURC                                      940,218                -
PARCC                                   2,411,157        2,299,391
PAR TERM                                  816,787          486,012
Prudential Insurance                      190,035          172,198
Pruco Re (1)                                  642        1,287,660
Prudential of Taiwan                    1,157,639        1,115,560
Unaffiliated                                4,832            9,673
                                ----------------- ----------------
Total Reinsurance Recoverables  $      13,657,859 $      7,032,175
                                ================= ================

(1)December 31, 2013 excludes $388 million reclassed to other liabilities due to the mark-to-market impact discussed above.

Reinsurance amounts, excluding investment gains (losses) on affiliated asset transfers, included in the Company's Consolidated Statements of Operations and Comprehensive Income (Loss) at December 31, were as follows:

                                                                  2013               2012               2011
                                                           -----------------  -----------------  -----------------
                                                                                (in thousands)
Premiums                                                   $      (1,262,539) $      (1,153,853) $      (1,054,452)
Policy charges and fee income                                       (475,692)          (513,404)          (328,778)
Net investment income                                                 (2,096)            (1,500)              (808)
Other income                                                         (31,119)            30,303              3,183
Interest credited to policyholders' account balance                  (72,977)           (51,990)           (23,998)
Policyholders' benefits                                           (1,325,428)        (1,313,157)        (1,133,782)
Reinsurance expense allowances, net of capitalization and
 amortization                                                       (181,440)          (249,008)          (132,961)
Realized investment gains (losses) net                            (2,058,885)           (53,842)         1,185,096

UPARC

Through June 30, 2011 the Company, excluding its subsidiaries, reinsured its Universal Protector policies having no-lapse guarantees with UPARC, an affiliated company. UPARC reinsured an amount equal to 90% of the net amount at risk related to the first $1 million in face amount plus 100% of the net amount at risk related to the face amount in excess of $1 million as well as 100% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.

Effective July 1, 2011, the agreement between the Company and UPARC to reinsure its Universal Protector policies having no-lapse guarantees was amended for policies with effective dates prior to January 1, 2011. Under the amended agreement, UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies. During the first quarter of 2013, the agreement between the Company and UPARC was further amended to revise language relating to the consideration due to the Company.

Effective July 1, 2013 the agreement between the Company and UPARC to reinsure its Universal Protector policies having no-lapse guarantees was further amended for policies with effective dates January 1, 2011 through December 31, 2012. Under the amended agreement, UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies. Policies with effective dates January 1, 2013 through December 31, 2013 are reinsured with UPARC under the terms of the initial reinsurance agreement described above.

PAR U

Effective July 1, 2011, the Company, excluding its subsidiaries, entered into an automatic coinsurance agreement with PAR U, an affiliated company, to reinsure an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, with effective dates prior to January 1, 2011. During the first quarter of 2013, the agreement between the Company, excluding its subsidiaries, and PAR U was amended to revise language relating to the consideration due to PAR U.

Effective July 1, 2012, the Company's wholly owned subsidiary, PLNJ, entered into an automatic coinsurance agreement with PAR U, an affiliated company, to reinsure an amount equal to 95% of all the risks associated with its universal life policies. During the fourth quarter of 2012, the agreement between PLNJ and PAR U was amended to revise language relating to the consideration due to PAR U.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


On January 2, 2013 the Company began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Life Business. The GUL business assumed from Prudential Insurance is subsequently retroceded to PAR U. Collectively, reinsurance of the GUL business does not have a material impact on the equity of the Company.

Effective July 1, 2013, the agreement between the Company, excluding its subsidiaries, and PAR U was amended for policies with effective dates from January 1, 2011 through December 31, 2012. Under the amended agreement, PAR U reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, with effective dates from January 1, 2011 through December 31, 2012 in addition to policies covered by the initial reinsurance agreement discussed above.

Effective October 1, 2013, the Company entered into an Assumption and Novation Agreement with PAR U and PURC. Under this agreement, PAR U novates, assigns, and transfers to PURC all of its rights, title, interests, duties, obligations, and liabilities under the aforementioned amendment entered into on July 1, 2013. PURC will succeed PAR U and become the counterparty to the Company with respect to the novated business. There is no financial impact to the Company as a result of this transaction.

PURC

The Company, excluding its subsidiaries, reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, with effective dates from January 1, 2011 through December 31, 2012.

PARCC

The Company reinsures 90% of the risk under its term life insurance policies, with effective dates prior to January 1, 2010, through an automatic coinsurance agreement with PARCC.

PAR TERM

The Company reinsures 95% of the risk under its term life insurance policies with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR TERM.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured.

On January 2, 2013, the Company began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Life Business. The GUL business assumed from Prudential Insurance is subsequently retroceded to PAR U. Collectively, reinsurance of this GUL business does not have a material impact on the equity of the Company.

The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract.

Pruco Re

The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features. Starting from 2005, the Company has entered into various automatic coinsurance agreements with Pruco Re, an affiliated company, to reinsure its living benefit features sold on certain of its annuities.

Taiwan Branch Reinsurance Agreement

On January 31, 2001, the Company transferred all of its assets and liabilities associated with its Taiwan branch, including its Taiwan insurance book of business to Prudential of Taiwan, an affiliated company.

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company.

The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. These assets and liabilities are denominated in US dollars.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Affiliated Asset Administration Fee Income

The Company participates in a revenue sharing agreement with AST Investment Services, Inc., formerly known as American Skandia Investment Services, Inc, whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $311 million, $227 million and $153 million for the years ended December 31, 2013, 2012 and 2011, respectively. These revenues are recorded as "Asset administration fees" in the Consolidated Statements of Operations and Comprehensive Income (Loss).

The Company participates in a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income from policyholders' account balances invested in The Prudential Series Fund ("PSF"). Income received from Prudential Investments LLC, related to this agreement was $11 million for the years ended December 31, 2013, 2012 and 2011. These revenues are recorded as "Asset administration fees" in the Consolidated Statements of Operations and Comprehensive Income (Loss).

Affiliated Investment Management Expenses

In accordance with an agreement with Prudential Investment Management, Inc. ("PIMI"), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PIMI related to this agreement was $14.6 million, $14.1 million and $13.9 million for the years ended December 31, 2013, 2012 and 2011, respectively. These expenses are recorded as "Net Investment Income" in the Consolidated Statements of Operations and Comprehensive Income (Loss).

Affiliated Asset Transfers

From time to time, the Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within Additional paid-in-capital ("APIC") and Realized investment gain(loss), respectively.

                                                                                                              Additional
                                                                                                               Paid-in
                                                                                                             Capital, Net
                                                                                                                of Tax
                                                                                         Fair       Book      Increase/
Affiliate              Date   Transaction                 Security Type                  Value      Value     (Decrease)
--------------------- ------- ------------- ------------------------------------------ ---------- ---------- ------------
                                                                                                            (in millions)
UPARC                 Oct-11  Transfer In   Fixed Maturities                           $      350 $        -  $       -
PAR U                 Oct-11  Transfer Out  Fixed Maturities                                1,006        943          -
PAR U                 Oct-11  Sale          Fixed Maturities                                   92         84          -
Prudential Financial  Nov-11  Sale          Fixed Maturities                                   45         41          3
Prudential Insurance  Dec-11  Sale          Commercial Loans                                   21         19          1
PARCC                 Dec-11  Sale          Fixed Maturities                                   38         36          -
Prudential Insurance  Apr-12  Purchased     Fixed Maturities                                    3          2        (1)
Prudential Financial  Apr-12  Purchased     Fixed Maturities                                   28         25        (2)
Prudential Insurance  Jun-12  Purchased     Fixed Maturities                                   91         74       (11)
PAR U                 Sep-12  Sale          Fixed Maturities & Commercial Mortgages           156        142          -
Prudential Financial  Sep-12  Transfer Out  Fixed Maturities                                   46         41          3
Prudential Insurance  Nov-12  Purchased     Fixed Maturities                                  110        102        (5)
Prudential Financial  Nov-12  Purchased     Fixed Maturities                                   12         12        (1)
Prudential Insurance  Dec-12  Purchased     Fixed Maturities                                   59         56        (2)
Prudential Insurance  Jan-13  Transfer In   Fixed Maturities                                  126        108       (12)
PAR U                 Jan-13  Transfer Out  Fixed Maturities                                  126        108          -
Prudential Insurance  Jan-13  Transfer In   Fixed Maturities, Commercial Mortgages,
                                            Short-term Investments, & Trading Account
                                            Assets                                          4,825      4,825        (1)
PAR U                 Jan-13  Transfer Out  Fixed Maturities, Commercial Mortgages,
                                            Short-term Investments, & Trading Account
                                            Assets                                          4,826      4,821          -
UPARC                 Feb-13  Transfer In   Fixed Maturities                                   56         52          -
PAR U                 Feb-13  Transfer Out  Fixed Maturities                                  132        122          -
Prudential Insurance  Mar-13  Purchased     Fixed Maturities                                   47         44        (2)
Prudential Insurance  Sep-13  Sale          Commercial Mortgages                                2          2          1
Prudential Financial  Sep-13  Transfer Out  Fixed Maturities                                   25         25        (1)
UPARC                 Sep-13  Transfer In   Fixed Maturities & Private Equity                 192        189          -
PARU                  Sep-13  Transfer Out  Fixed Maturities, Commercial Mortgages, &
                                            Private Equity                                    704        694          -


                                            Realized
                                           Investment Derivative
                                             Gain/      Gain/
              Security Type                  (Loss)     (Loss)
------------------------------------------ ---------- ----------

Fixed Maturities                            $     -   $      37
Fixed Maturities                                 63        (61)
Fixed Maturities                                  8           -
Fixed Maturities                                  -           -
Commercial Loans                                  -           -
Fixed Maturities                                  2           -
Fixed Maturities                                  -           -
Fixed Maturities                                  -           -
Fixed Maturities                                  -           -
Fixed Maturities & Commercial Mortgages          14         (5)
Fixed Maturities                                  -           -
Fixed Maturities                                  -           -
Fixed Maturities                                  -           -
Fixed Maturities                                  -           -
Fixed Maturities                                  -           -
Fixed Maturities                                 18           -
Fixed Maturities, Commercial Mortgages,
Short-term Investments, & Trading Account
Assets                                            -           -
Fixed Maturities, Commercial Mortgages,
Short-term Investments, & Trading Account
Assets                                            5           -
Fixed Maturities                                  -           -
Fixed Maturities                                 10           -
Fixed Maturities                                  -           -
Commercial Mortgages                              -           -
Fixed Maturities                                  -           -
Fixed Maturities & Private Equity                 -           3
Fixed Maturities, Commercial Mortgages, &
Private Equity                                   10        (15)

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Debt Agreements

The Company is authorized to borrow funds up to $2.2 billion from affiliates to meet its capital and other funding needs.

The following table provides the breakout of the Company's short-term and long-term debt with affiliates:

                                               Amount of Notes - Amount of Notes -
Affiliate                          Date Issued December 31, 2013 December 31, 2012 Interest Rate Date of Maturity
---------                          ----------- ----------------- ----------------- ------------- -----------------
                                                (in thousands)
PFI                                11/15/2010   $       66,000    $       66,000           3.01%        11/13/2015
PFI                                 6/20/2011          150,000           200,000   1.64% - 3.17%   6/2013 - 6/2016
PFI                                12/15/2011          159,000           212,000   2.65% - 3.61% 12/2013 - 12/2016
PFI                                12/16/2011           33,000            44,000   2.65% - 3.61% 12/2013 - 12/2016
PFI                                12/20/2012           88,000           267,000           1.37%        12/15/2015
Prudential Insurance               12/20/2010          204,000           204,000           3.47%        12/21/2015
Washington Street Investment        6/20/2012          316,000           395,000   1.15% - 3.02%   6/2013 - 6/2017
Washington Street Investment       12/17/2012          264,000           330,000   0.95% - 1.87% 12/2013 - 12/2017
Washington Street Investment       12/17/2012           52,000            65,000   0.95% - 1.87% 12/2013 - 12/2017
PFI                                11/15/2013            9,000                 -           2.24%        12/15/2018
PFI                                11/15/2013           23,000                 -           3.19%        12/15/2020
Prudential Insurance                12/6/2013          120,000                 -           2.60%        12/15/2018
Prudential Insurance                12/6/2013          130,000                 -           4.39%        12/15/2023
Prudential Insurance                12/6/2013          250,000                 -           3.64%        12/15/2020
Pru Funding, LLC                   12/31/2013            2,900                 -           0.23%          1/7/2014
                                                --------------    --------------
Total Loans Payable to Affiliates               $    1,866,900    $    1,783,000
                                                ==============    ==============

The total interest expense to the Company related to loans payable to affiliates was $40.2 million, $43.7 million, and $33.1 million for the twelve months ended December 31, 2013, 2012, and 2011, respectively.

Contributed Capital and Dividends

In July and December of 2013 the Company paid dividends in the amounts of $155 million and $268 million respectively to Prudential Insurance.

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2013 and 2012 are summarized in the table below:

                                                     March 31       June 30    September 30  December 31
                                                   ------------------------------------------------------
                                                                       (in thousands)

2013
Total revenues                                     $    690,333  $    656,314  $    681,086  $    668,041
Total benefits and expenses                             235,444       229,901      (178,013)      303,812
Income (loss) from operations before income taxes       454,889       426,413       859,099       364,229
Net income (loss)                                  $    347,055  $    311,997  $    577,646  $    301,512
                                                   ============  ============  ============  ============

2012
Total revenues                                     $    498,074  $    561,203  $    540,685  $    624,315
Total benefits and expenses                            (140,737)    1,054,097       181,818       263,722
Income (loss) from operations before income taxes       638,811      (492,894)      358,867       360,593
Net income (loss)                                  $    461,304  $   (353,363) $    315,599  $    260,797
                                                   ============  ============  ============  ============

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Pruco Life Insurance Company:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations and comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2013 and December 31, 2012, and the results of their operations and their cash flows for each of the three years in the period ended
December 31, 2013 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 13 of the consolidated financial statements, the Company has entered into extensive transactions with affiliated entities.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
March 10, 2014

                                    PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

   (a) Financial Statements

(1) Financial Statements of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account (Registrant) consisting of the Statements of Net Assets as of December 31, 2013; the Statements of Operations for the period ended December 31, 2013; the Statements of Changes in Net Assets for the periods ended December 31, 2013 and December 31, 2012; and the Notes relating thereto appear at the end of the SAI (Part B of the Registration Statement).

(2) Consolidated Financial Statements of Pruco Life Insurance Company (Depositor) and its subsidiaries consisting of the Consolidated Statements of Financial Position as of December 31, 2013 and 2012; and the related Consolidated Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2013, 2012, and 2011; and the Notes to the Consolidated Financial Statements appear at the end of the SAI (Part B of the Registration Statement).

(b) Exhibits:

(1) Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity Account. (Note 2)

(2) Agreements for custody of securities and similar investments--Not
Applicable.

(3) (a) Distribution and Principal Underwriting Agreement by and among Pruco Life Insurance Company (Depositor) and Prudential Annuities Distributors, Inc. "PAD" (Underwriter). (Note 3)

(b) (1) Specimen Affiliated Insurer Amendment to Selling Agreement (Note 6)

(b) (2) List of Broker Dealers selling under original Selling Agreement.
(Note 8).

(b) (3) List of Broker Dealers that executed Amendment to Selling Agreement (Note 8)

(4) (a) Form of certificate issued under annuity contract P-O/IND (5/11). (Note 10)

(4) (b) Form of Highest Daily Lifetime Income Benefit v2.1 rider P-RID-HD(2-13) (includes schedule pages P-SCH-HD(2-13) (Note 12)

(4) (c) Form of Individual Retirement Annuity Endorsement P-END-IRA (02/10). (Note 9)

(4) (d) Form of Roth Individual Retirement Annuity Endorsement P-END-ROTH (02/10). (Note 9)

(4) (e) Form of Beneficiary Individual Retirement Annuity Endorsement P-END-IRABEN (02/10). (Note 9)

(4) (f) Form of Beneficiary Roth Individual Retirement Annuity Endorsement P-END-ROTHBEN (02/10). (Note 9)

(4) (g) Amendatory tax Endorsement. (Note 14)

(4) (i) Form of Highest Daily Lifetime Income v3.0 Benefit Rider P-RID-HD(2/14) (Note 15)

(4) (j) Form of Highest Daily Lifetime Income v3.0 Benefit Schedule Supplement P-SCH-HD(2/14) (Note 15)

(5) (a) Form of Application for the Contract ORD203732 Rev (2/13) (Note 12)

(5) (b) Form of Application for the Contract ORD203732 Rev (2/14) (Note 15)

(6) (a) Articles of Incorporation of Pruco Life Insurance Company, as amended through October 19, 1993. (Note 4)

(6)(b) By-laws of Pruco Life Insurance Company, as amended through May 6, 1997. (Note 5)

(7) Copy of Annuity Reinsurance Agreement--(Not Applicable).

(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

(8) (a) Copy of AST Fund Participation Agreement. (Note 6)

(8) (b) Shareholder Information Agreement (Sample Rule 22c-2). (Note 7)

(8) (c) Amendment to Fund Participation Agreement (Note 14)

(9) Opinion of Counsel. (Note 12)

(10) Written Consent of Independent Registered Public Accounting Firm. (Note 1)

(11) All financial statements omitted from Item 23, Financial Statements--Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13) (a) Power of Attorney: Robert F. O'Donnell (Note 11)

(13) (b) Powers of Attorney: Kent D. Sluyter and Richard F. Lambert (Note 12)

(13) (c) Yanela C. Frias (Note 13)

(13) (d) Powers of Attorney for John Chieffo and Kenneth Y. Tanji (Note 14)

(13) (e) Power of Attorney: Bernard J. Jacob (Note 1)

(13) (f) Power of Attorney: Stephen Pelletier (Note 1)

(Note 1) Filed herewith.

(Note 2) Incorporated by reference to Form N-4, Registration No. 033-61125, filed July 19, 1995 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-130989, filed December 18, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 4) Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 5) Incorporated by reference to Form 10-Q, as filed August 15, 1997, on behalf of Pruco Life Insurance Company.

(Note 6) Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162673, filed February 3, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 3 to Registration No. 333-130989, filed April 19, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162673, filed April 16, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 9) Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 10) Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-170466, filed April 1, 2011 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 11)) Incorporated by reference to Form N-4, Registration No. 333-184888, as filed November 9, 2012 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 12) Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-184890, filed January 23, 2013, on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 13) Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-184890, filed February 12, 2013, on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 14) Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-184890, filed April 12, 2013, on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 15) Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 333-184890, filed December 9, 2013, on behalf of Pruco Life Flexible Premium Variable Annuity Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR (engaged directly or indirectly, in Registrant's variable annuity business):

The directors and officers of Pruco Life are listed below:

 Name and Principal Business Address     Position and Offices with Depositor
 -----------------------------------    -------------------------------------

 John Chieffo                           Vice President and Director
 213 Washington Street
 Newark, New Jersey 07102-2917

 Joseph D. Emanuel                      Vice President, Chief Legal Officer,
 One Corporate Drive                    and Secretary
 Shelton, Connecticut 06484-6208

 Yanela C. Frias                        Vice President, Director, Chief
 213 Washington Street                  Accounting Officer, and Chief
 Newark, New Jersey 07102-2917          Financial Officer

 Sarah J. Hamid                         Senior Vice President, Chief Actuary,
 751 Broad Street                       and Appointed Actuary
 Newark, New Jersey 07102-3714

 Bernard J. Jacob                       Director
 751 Broad Street
 Newark, New Jersey 07102-3714

 Richard F. Lambert                     Director
 751 Broad Street
 Newark, New Jersey 07102-3714

 James M. O'Connor                      Senior Vice President and Actuary
 751 Broad Street
 Newark, New Jersey 07102-3714

 Robert F. O'Donnell                    Director, Chief Executive Officer,
 One Corporate Drive                    and President
 Shelton, Connecticut 06484-6208

 Kent D. Sluyter                        Senior Vice President and Director
 213 Washington Street
 Newark, New Jersey 07102-2917

 Kenneth Y. Tanji                       Director and Treasurer
 751 Broad Street
 Newark, New Jersey 07102-3714

 Stephen Pelletier                      Senior Vice President
 751 Broad Street
 Newark, New Jersey 07102-3714

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life

Account, the Pruco Life Single Premium Variable Annuity Account ; the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account. Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit
21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 27, 2014, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 27. NUMBER OF CONTRACT OWNERS

As of February 28, 2014, there were 16,389 Qualified Contract Owners and 8,775 Non-Qualified Contract Owners.

ITEM 28. INDEMNIFICATION

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Arizona, the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its Form 10-Q filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b) Information concerning the directors and officers of PAD is set forth below:

NAME                                   POSITIONS AND OFFICES WITH UNDERWRITER
----                                   --------------------------------------
Timothy S. Cronin                      Senior Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Bruce Ferris                           President and Chief Executive Officer
One Corporate Drive                    and Director
Shelton, Connecticut 06484-6208

Yanela C. Frias                        Senior Vice President and Director
213 Washington Street
Newark, New Jersey 07102-2917

Jacob M. Herschler                     Senior Vice President and Director
One Corporate Drive
Shelton, Connecticut 06484-6208

Patricia L. Kelley                     Senior Vice President and Director
One Corporate Drive
Shelton, Connecticut 06484-6208

Steven P. Marenakos                    Senior Vice President and Director
One Corporate Drive
Shelton, Connecticut 06484-6208

Yvonne Rocco                           Senior Vice President
751 Broad Street
Newark, New Jersey 07102-3714

Mark Livesay                           Vice President and Chief Operating
One Corporate Drive                    Officer
Shelton, Connecticut 06484-6208

Adam Scaramella                        Vice President, Secretary and Chief
2101 Welsh Road                        Legal Officer
Dresher, Pennsylvania 19025-5001

Mark E. Sieb                           Treasurer
751 Broad Street
Newark, New Jersey 07102-3714

Steven Weinreb                         Chief Financial Officer and Controller
Three Gateway Center
Newark, New Jersey 07102-4061

Michael B. McCauley                    Vice President and Chief Compliance
One Corporate Drive                    Officer
Shelton, Connecticut 06484-6208

Robert R. Costello                     Vice President
2101 Welsh Road
Dresher, Pennsylvania 19025-5001

Andrew A. Morawiec                     Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

(c) Commissions received by PAD during 2013 with respect to all individual annuities issued by Pruco Life.

                                              Net
                                         Underwriting  Compensation
   Name of Principal                     Discounts and      on
   Underwriter Commissions  Compensation  Commissions   Redemption  Brokerage
   -----------------------  ------------ ------------- ------------ ---------
   Prudential Annuities
     Distributors, Inc*.        $-0-     $816,806,293      $-0-       $-0-

* PAD did not retain any of these commissions.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the registration statement under which management-related services are provided to the Registrant--Not Applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on
November 28, 1988.

(e) Pruco Life hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 9th day of April 2014.

             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                  REGISTRANT

                       BY: PRUCO LIFE INSURANCE COMPANY
                                   DEPOSITOR

Stephen Pelletier*
--------------------------------
Stephen Pelletier
Senior Vice President,
  Performing the functions of
  the principal executive
  officer as of the date of this
  Registration Statement on
  Form N-4

                         PRUCO LIFE INSURANCE COMPANY
                                   DEPOSITOR

By:  Stephen Pelletier*
     --------------------------------
     Stephen Pelletier
     Senior Vice President,
       Performing the functions of
       the principal executive
       officer as of the date of this
       Registration Statement on
       Form N-4

                                  SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE                                                            TITLE                           DATE
---------                                          ------------------------------------------ -------------------
-------------------------------                    Chief Executive Officer, President and
Robert F. O'Donnell                                Director                                   April 9, 2014

Yanela C. Frias*
-------------------------------                    Chief Financial Officer, Chief Accounting
Yanela C. Frias                                    Officer, Vice President and Director       April 9, 2014

Kent D. Sluyter*
-------------------------------
Kent D. Sluyter                                    Director                                   April 9, 2014

Kenneth Y. Tanji*
-------------------------------
Kenneth Y. Tanji                                   Director                                   April 9, 2014

John Chieffo*
-------------------------------
John Chieffo                                       Director                                   April 9, 2014

Bernard J. Jacob*
-------------------------------
Bernard J. Jacob                                   Director                                   April 9, 2014

Richard F. Lambert*
-------------------------------
Richard F. Lambert                                 Director                                   April 9, 2014

By:  /s/ William J. Evers
     -------------------------
     William J. Evers

* Executed by William J. Evers on behalf of those indicated pursuant to Power of Attorney.

                                   EXHIBITS

(10)  Written Consent of Independent Registered Public Accounting Firm

(13)(e)  Power of Attorney: Bernard J. Jacob

(13)(f)  Power of Attorney: Stephen Pelletier